UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:

Caroline Kraus, Esq.	Stephen H. Bier, Esq.
Goldman Sachs & Co. LLC	Dechert LLP
200 West Street	1095 Avenue of the Americas
New York, New York 10282	New York, NY 10036

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2021

Dividend Focus Funds
Income Builder
Rising Dividend Growth

Goldman Sachs Dividend Focus Funds

∎	INCOME BUILDER

∎	RISING DIVIDEND GROWTH

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

FUND RESULTS

Goldman Sachs Income Builder Fund

Investment Objective

The Fund seeks to provide income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Team, the Goldman Sachs Fixed Income Investment Management Team, and the Goldman Sachs Multi-Asset Solutions (“MAS”) Group (formerly, the Goldman Sachs Global Portfolio Solutions Group), collectively the Goldman Sachs Income Builder Team (the “Income Builder Team”), discuss the Goldman Sachs Income Builder Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares generated 18.90%, 18.01%, 19.29%, 19.22%, 19.35% and 19.31%, respectively. These returns compare to the 43.76% and 9.05% average annual total returns of the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”) and the ICE BofAML BB to B US High Yield Constrained Index (the “ICE BofAML Index”), respectively, during the same period.

The Fund is a dynamically-managed multi-asset class portfolio with a baseline allocation of 60% to fixed income securities and 40% to equity securities. In seeking to meet its investment objective, the Fund has the flexibility to opportunistically tilt the allocation to fixed income and equity securities up to 15% above or below that baseline allocation. The Fund seeks to provide a high and stable income stream plus capital appreciation, with lower volatility than the equity market. The percentage of the portfolio invested in equity and fixed income securities will vary from time to time as the Income Builder Team evaluates such securities’ relative attractiveness based on, among other factors, income opportunities, market valuations, economic growth and inflation prospects.

Because of these stated goals of the Fund, the Income Builder Team believes the returns of the Russell Index and the ICE BofAML Index should be considered for reference only.

Q	What was the Fund’s 12-month distribution rate and what was its 30-Day SEC yield during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares provided 12-month distribution rates of 3.04%, 2.36%, 3.27%, 3.20%, 3.27% and 3.28%, respectively. (The 12-month distribution rate is calculated by taking the sum of all cash distributions to shareholders over the past 12 months and dividing this sum by the Fund’s month-end net asset value (“NAV”) for the last month of the period. This rate includes capital gain distributions, if any. This is not an SEC yield.) On October 31, 2021, the Fund’s 30-Day Standardized Subsidized SEC yields for its Class A, Class C, Institutional, Investor, Class R6 and Class P Shares were 2.49%, 1.89%, 2.96%, 2.88%, 2.97% and 2.97%, respectively. (The 30-Day Standardized Subsidized SEC Yield is calculated in accordance with SEC regulations and is determined by dividing the Fund’s net investment income per share earned over the 30-day period by the Fund’s maximum public offering price per share on the last day of such period, which figure is then annualized. The 30-Day Standardized Subsidized SEC Yield may differ from the distribution rate because of the exclusion of distributed capital gains. The 30-Day Standardized Subsidized SEC Yield reflects any fee waivers and/or expense reimbursements in effect during the period, without which the yield would be reduced.)

Q	What economic and market factors most influenced the Fund during the Reporting Period?

A	During the Reporting Period, an economic recovery from the depths of the COVID-19 pandemic as well as continued fiscal stimulus and ongoing accommodative monetary policies from global central banks and governments most influenced the financial markets and the Fund.

In November and December 2020, when the Reporting Period started, U.S. equities rallied, extending a broad-based recovery from steep first quarter 2020 declines, on the prospect of an end to the global COVID-19 pandemic and its weighted economic impact following the approval and

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FUND RESULTS

distribution of multiple COVID-19 vaccines. While uncertainty surrounding the U.S. elections and other policy questions created the potential for higher market volatility, the Democrat victory proved positive for equity markets. Further, after a historically sharp but short recession during the spring of 2020, many major economies, including the U.S., entered an early-cycle phase of recovery. Employment conditions improved, as temporary job losses were regained and U.S. manufacturing activity recovered. Despite this improvement, reminders of a COVID-19 ceiling for those industries hit hardest by pandemic-related restrictions persisted. In the fixed income markets, performance was bolstered by the development of COVID-19 vaccines and the beginning of immunizations despite steadily rising cases and renewed lockdowns. Investor risk sentiment was also supported by the removal of a few long-standing overhangs. Specifically, U.S. elections were resolved, the U.K. and European Union agreed to a post-Brexit deal, and another round of fiscal stimulus was provided by the U.S. federal government. (Brexit refers to the U.K.’s exit from the European Union.)

During the first quarter of 2021, U.S. equities added to their gains, while spread (or non-government bond) sector performance was largely negative. Rising bond yields and a value-led equity market dominated these months. Two key drivers of performance were the Democrat victories in Georgia during January 2021, which paved the way for massive additional U.S. fiscal stimulus, and progress in the COVID-19 vaccine rollout. The accelerating rollout of COVID-19 vaccines boosted investors’ hopes of a sustainable reopening of the U.S. economy. To varying degrees, central banks around the world leaned against market expectations for earlier than previously expected policy normalization, indicating their respective policies would remain accommodative despite improvements in economic growth, given weak underlying inflation dynamics.

During the second calendar quarter, U.S. equities and spread sectors recorded positive returns overall. Discussions during these months centered on the central bank liquidity tailwind, fiscal stimulus, COVID-19 vaccine rollout progress, economic reopening momentum and strong corporate profits. In May, remarkably strong U.S. inflation data, coupled with the release of a disappointing April U.S. jobs report, suggested that pandemic-related dynamics, such as temporary supply shortages, were likely to continue distorting economic data in the near term. This led to a recalibration of investors’ economic growth expectations, though the reassessment may also have reflected concerns about the spreading COVID-19 Delta variant and the potential of a sooner than consensus anticipated withdrawal of U.S. Federal Reserve (the “Fed”) policy support. Indeed, in June, Fed officials indicated they were mindful of increases in inflation and inflation expectations.

U.S. equities increased modestly in the third quarter of 2021. In July and August, the rally continued, as the market’s focus remained on easy financial conditions, accommodative monetary policy, pent-up consumer demand, positive corporate earnings sentiment, resilient operating margins, corporate buybacks and equity inflows. Some economic indicators, including higher inflation and lower than consensus expected retail sales and manufacturing activity, were causes of concern among investors, though the market and the Fed remained largely optimistic. However, sentiment deteriorated in September 2021, as the spread of the COVID-19 Delta variant dampened economic reopening momentum and the Fed signaled for a slowdown of its asset purchases. In the fixed income markets, spread sectors were challenged by ongoing concerns about the spread of the Delta variant, especially in countries with low levels of vaccination, and the potential impact on the global economic recovery.

In October, U.S. equities produced their best monthly gain of 2021 to date, propelled by the third calendar quarter corporate earnings season. Spread sector performance, however, was rather flat. On the economic front, inflation rose, the Institute for Supply Management’s manufacturing and services indices both beat consensus expectations, and job market data was mixed, with September’s nonfarm payroll growth significantly lower than August’s but initial jobless claims falling. On the policy front, the Fed’s narrative on inflation shifted from “transitory” to “more persistent.”

For the Reporting Period overall, U.S. large-cap equities, as measured by the S&P 500® Index, generated double-digit gains. Value stocks, as measured by the Russell Index, also produced double-digit gains. The fixed income markets, led by high yield corporate bonds, recorded positive returns during the Reporting Period overall.

Q	What was the Fund’s asset allocation positioning during the Reporting Period, and what effect did it have on performance?

A	At the beginning of the Reporting Period, the Fund was invested 63.4% in fixed income and 40.9% in equities. This breakout is inclusive of derivatives exposure in both asset classes but does not necessarily include the cash to support those positions. Derivatives positions are mostly supported by cash held in the Fund specifically to cover its exposure and any potential margin calls or future losses experienced.

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FUND RESULTS

During the Reporting Period, the Fund’s duration positioning remained consistent at about three years, increasing to between 3.1 and 3.2 years near the end of the Reporting Period. (Duration is a measure of the Fund’s sensitivity to changes in interest rates.) Regarding yield curve positioning, in June 2021, the Income Builder Team established a U.S. yield curve steepener, wherein the Fund held a short position in 30-year U.S. Treasury futures and a long position in five-year U.S. Treasury futures. (Yield curve is a spectrum of interest rates based on maturities of varying lengths. A steepening position seeks to take advantage of a widening differential between yields at the shorter- and longer-term ends of a range of maturities.) The Income Builder Team eliminated the Fund’s yield curve steepener at the end of the Reporting Period. During the Reporting Period overall, the duration positioning strategy detracted from the Fund’s performance, though these results were somewhat mitigated by the tactical decision to maintain a modest short duration position relative to the Fund’s history. The U.S. yield curve steepener also detracted from the Fund’s performance during the Reporting Period.

The Fund’s fixed income allocation remained rather consistent throughout the Reporting Period, with the Income Builder Team actively managing allocations at the security level and in terms of credit quality. Overall, the Fund’s exposure to investment grade corporate bonds was moderately reduced, while exposure to high yield corporate bonds and bank loans was maintained. The Fund’s fixed income allocation added to returns during the Reporting Period.

Regarding the Fund’s equity allocation, the Income Builder Team increased exposure to the financials and consumer staples sectors and decreased exposure to the communication services and industrials sectors during the Reporting Period. Within financials, we increased the Fund’s exposure to European bank stocks, which we accomplished through a small allocation to EURO STOXX® Banks futures, during November 2020. In our view, European bank stocks were undervalued, and we thought the European Central Bank would lift its ban on dividend payments in the near term. During February 2021, we expressed a pro-cyclical relative value view using a basket of high-beta stocks with a large-cap focus and diversified sector exposure that we believed would provide the Fund with attractive risk-return characteristics as the U.S. economy continued to recover from the COVID-19 shock. (High beta stocks are those that tend to be more volatile than the broad equity market.) Assets correlated to an economic recovery were likely to outperform, in our opinion. Furthermore, we thought that equities, especially cyclical stocks and small-cap stocks, were poised for a strong multi-year rally, driven by a significant reduction in political uncertainty and an increased probability of faster COVID-19 relief, along with other fiscal policy support from the U.S. federal government (i.e., infrastructure spending). We funded our pro-cyclical relative value view by reducing the Fund’s position in S&P 500® Index futures. Finally, during July 2021, as equity markets reached new highs, we resumed selling equity index call options on U.S. large-cap stocks and European large-cap stocks in an effort to generate additional cash flow and mitigate potential downside risk for the Fund. (A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at the time of expiry.) During the Reporting Period overall, the Fund’s allocation to EURO STOXX® Banks futures added significantly to its performance. Although the Fund’s investment in a basket of high-beta stocks bolstered returns, these positive results were more than offset by our decision to fund that position by decreasing the Fund’s position in S&P 500® Index futures, which dampened performance as the broad U.S. equity market rallied. Finally, the Fund’s equity index call writing detracted slightly from performance during the Reporting Period overall.

At the end of the Reporting Period, the Fund was invested 56.5% in fixed income and 41.9% in equities, with the balance in cash and cash equivalents. The decrease in the fixed income exposure was driven primarily by the timing of Fund rebalancing rather than by a strategic change in the Fund’s asset allocation positioning.

Q	What key factors had the greatest impact on the performance of the Fund’s fixed income allocation during the Reporting Period?

A	During the Reporting Period, the Fund’s fixed income allocation recorded positive returns. Positions in high yield corporate bonds and bank loans added most to performance, with exposures to emerging markets debt further bolstering returns. Although holdings of U.S. investment grade corporate bonds had a positive impact on performance, the contribution was relatively muted compared to the gains produced by the Fund’s positions in high yield corporate bonds.

Q	Were any significant purchases or sales made within the fixed income allocation of the Fund during the Reporting Period?

A

During the Reporting Period, the Fund established a position in Transocean high yield corporate bonds. Our fundamental research indicated these securities were undervalued and the market was pricing in increased risks around the drilling company’s near-term liabilities. Ultimately, Transocean

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FUND RESULTS

refinanced its debt and pushed out most of its near-term liabilities, which exceeded our optimistic case. These efforts led to a rally in the company’s bonds.

Among other notable purchases during the Reporting Period were the high yield corporate bonds of Summit Midstream Holdings, LLC, which owns and operates midstream[1] energy infrastructure assets. Our fundamental research led us to believe the company has multiple avenues to unlock shareholder value and deleverage its balance sheet, specifically through contracted earnings, a supportive commodity environment and a capable management team.

Among positions exited was the Fund’s investment in the high yield corporate bonds of Carnival, the world’s largest cruise operator with more than 100 cruise ships. The company provided a mixed update for the third quarter of 2021, with good underlying operational performance offset by weakness in near-term bookings because of the public’s COVID-19 Delta variant concerns. In our opinion, the market had fully priced in the company’s recovery and, therefore, we saw limited upside potential.

During the Reporting Period, the Fund also exited its investment in the high yield corporate bonds of MultiPlan, a leading provider of end-to-end cost containment solutions to U.S. health care companies. We were wary about the risks associated with new regulatory changes that could have a negative impact on the company’s revenues.

Q	What changes were made to the Fund’s fixed income allocation during the Reporting Period?

A	As mentioned previously, we moderately reduced the Fund’s exposure to investment grade corporate bonds during the Reporting Period. We maintained its exposure to high yield corporate bonds and bank loans. In our view, high yield corporate bonds continued to offer compelling risk-adjusted carry opportunities compared to other spread sectors. (In this context, carry refers to the yield advantage associated with high yield corporate bonds.) Furthermore, persistent investor demand for higher yielding assets, improved corporate fundamentals due to pent-up consumer demand and access to the capital markets had created a healthy technical environment for high yield corporate bonds. Within high yield corporate bonds, we increased the Fund’s exposure to the consumer cyclical market segment, as we expected the global economic backdrop to remain strong. We also increased the Fund’s exposure to the energy market segment, as we expected these credits to benefit from rising energy prices. Conversely, we decreased the Fund’s exposure to the health care market segment, largely due to idiosyncratic issues such as litigation, pricing legislation and heightened regulatory scrutiny. We also decreased the Fund’s exposure to the automotive market segment given ongoing supply constraints. Regarding bank loans, we believed those securities were likely to benefit from a number of favorable dynamics, including higher recovery rates compared to high yield corporate bonds, a comparatively lower default rate and some resiliency from inflationary pressures.

Q	What key factors had the greatest impact on the performance of the Fund’s equity allocation during the Reporting Period?

A	During the Reporting Period, the Fund’s equity allocation generated positive returns, with stock selection in the financials, industrials and health care sectors adding to performance. Investments in the utilities, consumer staples and communication services sectors detracted from results.

Q	Which stocks contributed most to the Fund’s performance during the Reporting Period?

A	The Fund benefited during the Reporting Period from its positions in Eli Lilly and Company, JPMorgan Chase and Cisco Systems.

Eli Lilly and Company, a leading pharmaceutical company with a history of innovation and a strong drug pipeline, added most to the Fund’s performance during the Reporting Period. Its shares benefited from the strong results of the company’s Alzheimer’s drug as well as from robust earnings that beat market expectations. At the end of the Reporting Period, we remained optimistic about the stock, as the company continued to demonstrate accelerating top-line revenue growth due to drug launches and increased margins growth.

JPMorgan Chase, a global financial services company, reported strong earnings with record low credit losses during the Reporting Period. At the end of the Reporting Period, we had a positive view of the company’s ability to continue to grow loans and gain market share. In addition, we were encouraged by its management’s continued focus on using technology to reduce costs and improve efficiencies across business lines and to potentially implement crypto-currency strategies. At the end of the Reporting Period, we also had a favorable view of JPMorgan Chase’s business outlook and continued to find the stock compelling from a risk-reward perspective.

[1]

The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e., energy producers, and the demand side, i.e., energy end-users, for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.

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FUND RESULTS

Cisco Systems, a communications and information technology company, was another notable contributor to the Fund’s performance during the Reporting Period. At the end of the Reporting Period, we had a positive view of Cisco Systems’ efforts to transition its business model toward more recurring and/or durable income streams, which we thought might lead to better than consensus expected multiples expansion. We also believed the company was well positioned to benefit from the cyclical economic recovery.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the major detractors from Fund performance were AT&T, Coca-Cola Europacific Partners Plc and McCormick & Company.

AT&T, a multinational telecommunications company, detracted most from the Fund’s returns during the Reporting Period. Its shares suffered on news AT&T would spin off WarnerMedia’s assets and combine them with Discovery Communications into a stand-alone company. Although there was investor skepticism about the spin-off, we believed AT&T’s scale and global footprint would allow the company to launch a successful OTT platform in the future. (OTT, or over-the-top media service, is a media service offered directly to viewers via the Internet.) In addition, we thought AT&T’s new lower dividend would be more sustainable, based on the company’s projected free cash flow, than its prior dividend.

Coca-Cola European Partners Plc is a U.K.-headquartered bottling company. Its shares were challenged during the Reporting Period by the company’s cautious forward guidance based on its management’s concerns about cooler weather and renewed COVID-19 restrictions. At the end of the Reporting Period, we remained constructive on the business’ longer-term prospects as consumers continue to recover from the COVID-19-induced recession. In our view, Coca-Cola European Partners remained a well-run company with a prudent and shareholder friendly management team.

McCormick & Company (“McCormick”) manufactures, markets and distributes spices. Supply chain and inflationary pressures had a negative impact on the company’s margins and sales during the Reporting Period. Although demand for McCormick’s products stayed strong, we believed cost pressures might impact margins in the near term. That said, McCormick has a track record of passing through costs over time, and given its strong competitive position, we expected the company to weather inflationary pressures better than most other packaged food companies. We continued to favor the stock at the end of the Reporting Period due in part to McCormick’s comparatively higher pricing power.

Q	Were any significant purchases or sales made within the equity allocation of the Fund during the Reporting Period?

A

During the Reporting Period, the Fund initiated positions in Bank of America and Nordea Bank. We believed banks would broadly benefit from rising interest rates through increased profit margins. In addition, we thought Bank of America had a strong balance sheet and a well-covered dividend. As for Finland-based Nordea Bank, we were encouraged by its strong growth across Nordic countries and what we viewed as its quality income growth.

Among sales completed during the Reporting Period was the Fund’s position in Verizon Communications, which we eliminated to fund an investment in AT&T. In our view, AT&T had a more attractive return profile than Verizon Communications because of the spin-off of WarnerMedia. Additionally, we favored AT&T over Verizon Communications due to the AT&T management team’s approach toward value creation rather than Verizon’s approach, which we considered “empire building.” (Empire building is attempting to increase the size and scope of a company’s power and influence wherein managers or executives seem more concerned with expansion (i.e., acquisition of competitors) than they are with developing and implementing ways to benefit shareholders.)

The Fund also exited its position in Comcast during the Reporting Period. We thought the company’s merger and acquisition activity might be destructive to the stock’s value, as its management team has a history of what we viewed as “empire building,” and there was press speculation about the potential purchase of significant media assets. We decided the risk was too high and decided to eliminate the Fund’s position in the stock.

Q	What changes were made to the Fund’s equity market sector weightings during the Reporting Period?

A	As mentioned previously, we increased the Fund’s exposures to the financials and consumer staples sectors during the Reporting Period. In the financials sector, we preferred high-quality diversified companies over pure asset management companies. We reduced the Fund’s exposures to the communication services and industrials sectors. In the case of communication services, the Fund’s decrease in exposure was largely the result of stock-specific sales.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Income Builder Team wrote equity index options in an effort to generate additional

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FUND RESULTS

cash flow and potentially reduce volatility (negative impact on performance). In addition, equity index futures were employed to gain passive exposure to European bank stocks and the broad U.S. equity market (each had a positive impact). Total return swaps were used within a pro-cyclical tactical view that sought to provide the Fund with attractive risk-return characteristics as the U.S. economy continued to recover from the COVID-19 shock (positive impact). Interest rate swaps and U.S. Treasury futures were utilized as cost-efficient instruments to provide greater precision and versatility in the management of duration (each had a negative impact). U.S. Treasury futures were also employed to facilitate specific yield curve strategies (negative impact). To hedge against currency risk (that is, the risk that certain currencies might fluctuate in value), the Fund employed currency forwards (neutral impact). Credit default swaps were used to implement specific credit-related investment strategies (neutral impact) during the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective May 24, 2021, Christopher Lvoff no longer served as a portfolio manager of the Fund, and Neill Nuttall became a portfolio manager of the Fund. (Effective January 3, 2022, after the end of the Reporting Period, Alexandra Wilson-Elizonda is expected to become a portfolio manager of the Fund.) By design, all investment decisions for the Fund are performed within a team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. At the end of the Reporting Period, Ashish Shah, Ron Arons, Collin Bell, Charles “Brook” Dane and Neill Nuttall served as portfolio managers of the Fund.

Q	What is the Income Builder Team’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the Income Builder Team remained optimistic, yet vigilant, about the overall strength of the global economy. Although we thought the recovery was likely to slow in the near term relative to its pace during the Reporting Period, we expected the global economic growth backdrop would remain strong due to high consumer savings rates, a favorable inventory cycle and new developments that would help in the fight against COVID-19. In our view, the pace of economic growth would be determined by whether supply constraints on goods and labor ease rather than by whether demand grows. Although inventory scarcity had driven goods price inflation to high levels by the end of the Reporting Period, we expected inventories to stabilize and goods price inflation to diminish in 2022. We noted that U.S. producers had reported the main obstacles to meeting demand were shortages of critical inputs and labor, not insufficient plant and equipment, and we thought 2022 should see meaningful progress on resolving input shortages, labor shortages and shipping delays.

Regarding equities, we planned to stay true to our quality-first investment approach and seek to invest in businesses with healthy balance sheets, relatively stable cash flows and differentiated business models aligned to secular tailwinds. We intended to continue re-evaluating our assumptions and to stay focused on the long-term investment horizon. In our opinion, this fundamental approach can generate excess return in the long run for investors. Overall, we believed income-oriented equities had lower risk relative to other segments of the equity market because their underlying companies generally have higher and more predictable cash flows. We also thought income-oriented equities had less exposure to U.S. government risk, as their underlying businesses tend to produce substantial domestic revenues and might not be significantly affected by higher corporate taxes since many of them do not pay taxes and some (e.g., real estate investment trusts, master limited partnerships and utilities) pass through taxes to investors. In addition, at the end of the Reporting Period, we believed select sectors, such as utilities and transportation infrastructure, might benefit from the U.S. government’s increased fiscal spending. Lastly, while income-oriented equities are generally more volatile than fixed income, we thought such volatility could be mitigated using call writing, and many investors may have more duration and credit risk than in the past, which may make the risk associated with volatility smaller than it has been in the past.

As for fixed income, we believed at the end of the Reporting Period that the Fund would remain resilient to inflationary risks. The Fund’s fixed income holdings were largely composed of credits with the ability to pass through price increases in an inflationary environment. Overall, we thought our fundamental approach had been verified by strong earnings momentum and earnings guidance from companies represented in the Fund. In the near term, we planned to continue positioning the Fund to perform well even in an environment where global economic growth may decelerate to more normalized levels by shifting its investments toward non-cyclical market segments and by reducing its exposure to lower quality market segments, such as CCC-rated credits. We believed the potential risks to such positioning would be a sharp deceleration in economic growth, a sustained increase in inflation expectations and/or a more hawkish Fed. (Hawkish tends to imply higher interest rates; opposite of dovish.) We remained cognizant of these risks at the end of the Reporting Period and intended to focus on issuers we thought would be resilient against these factors.

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FUND BASICS

Income Builder Fund

as of October 31, 2021

TOP TEN EQUITY HOLDINGS AS OF 10/31/21‡

Holding	% of Net Assets	Line of Business

JPMorgan Chase & Co.	1.4%	Banks
Schneider Electric SE ADR	0.9	Electrical Equipment
Bank of America Corp.	0.9	Banks
Johnson & Johnson	0.8	Pharmaceuticals
UnitedHealth Group, Inc.	0.8	Health Care Providers & Services
Nordea Bank Abp ADR	0.8	Banks
Medtronic PLC	0.8	Health Care Equipment & Supplies
Chevron Corp.	0.7	Oil, Gas & Consumable Fuels
AT&T, Inc.	0.7	Diversified Telecommunication Services
Cisco Systems, Inc.	0.7	Communications Equipment

‡	The top 10 holdings may not be representative of the Fund’s future investments.

FUND’S EQUITY SECTOR ALLOCATIONS VS. BENCHMARK†

As of October 31, 2021

†	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of the total value of the Fund’s Equity investments. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

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FUND BASICS

FUND’S FIXED INCOME COMPOSITION†

†	The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s Fixed Income investments. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

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GOLDMAN SACHS INCOME BUILDER FUND

Performance Summary

October 31, 2021

The following graph shows the value, as of October 31, 2021, of a $1,000,000 investment made on November 1, 2011 in Institutional Shares. For comparative purposes, the performance of the Fund’s current benchmarks, the Russell 1000® Value Index and the ICE BofAML BB to B U.S. High Yield Constrained Index, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Income Builder Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2011 through October 31, 2021.

Average Annual Total Return through October 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	18.90%	8.30%	7.80%	—
Including sales charges	12.37%	7.08%	7.19%	—

Class C
Excluding contingent deferred sales charges	18.01%	7.50%	7.00%	—
Including contingent deferred sales charges	16.98%	7.50%	7.00%	—

Institutional	19.29%	8.71%	8.23%	—

Investor	19.22%	8.57%	8.07%	—

Class R6 (Commenced July 31, 2015)	19.35%	8.73%	N/A	7.20%

Class P (Commenced April 16, 2018)	19.31%	N/A	N/A	9.45%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

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FUND RESULTS

Goldman Sachs Rising Dividend Growth Fund

Investment Objective

The Fund seeks long-term growth of capital and current income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies (“QIS”) portfolio management team, the Goldman Sachs Global Portfolio Solutions Group and the Goldman Sachs Energy Infrastructure & Renewables Team (“EI&R Team”) discuss the Goldman Sachs Rising Dividend Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 46.88%, 45.74%, 47.16%, 47.09%, 47.22%, 46.38% and 47.17%, respectively. These returns compare to the 42.91% average annual total return of the Fund’s benchmark, the Standard & Poor’s® 500 Index (with dividends reinvested) (the “S&P 500 Index”), during the same time period.

Q	What economic and market factors most influenced the U.S. equity markets as a whole during the Reporting Period?

A

The S&P 500 Index gained 10.95% in November 2020 and 3.84% in December 2020. Stocks rallied, extending a broad-based recovery from steep first quarter 2020 declines, on the prospect of an end to the global COVID-19 pandemic and its weighted economic impact with approval and distribution of multiple COVID-19 vaccines. While uncertainty surrounding the U.S. elections and other policy questions created the potential for higher market volatility, the Democrat victory for Joe Biden proved positive for equity markets. Further, after a historically sharp but short recession during the spring of 2020, many major economies, including the U.S., entered an early-cycle phase of recovery. Employment conditions improved, as temporary job losses were regained and U.S. manufacturing activity recovered. Despite this improvement, reminders of a COVID-19 ceiling for industries hit hardest by the restrictions caused by the pandemic persisted.

The S&P 500 Index gained 6.17% in the first quarter of 2021. Rising bond yields and a value-led equity market dominated these months. Two key drivers of performance were the Democrat victory in Georgia in January 2021, paving the way for massive additional U.S. fiscal stimulus, and progress in the COVID-19 vaccine rollout. An increase in the 10-year U.S. Treasury yield benefited financials and value-oriented stocks. The accelerating rollout of COVID-19 vaccines boosted investors’ hopes of a sustainable reopening of the economy. Small-cap stocks, which tend to be more cyclical and domestically focused, performed particularly well. The passage of President Biden’s stimulus package led to upgrades in consensus forecasts for U.S. Gross Domestic Product in 2021. Some investors worried the size of the U.S. fiscal stimulus could provoke a pickup in inflation. However, despite upgrading its growth forecasts for the calendar year and expecting unemployment to decline, the U.S. Federal Reserve (the “Fed”) did not believe inflation would be meaningfully above target and did not expect to raise interest rates before 2024.

The S&P 500 Index increased 8.54% in the second quarter of 2021. Discussions during these months centered on the central bank liquidity tailwind, fiscal stimulus, COVID-19 vaccine rollout progress, economic reopening momentum, strong corporate profits and robust equity inflows. While inflation concerns were fairly pervasive, the Fed remained consistent in its messaging around expectations that price pressures would be transitory. The peak inflation theme gained traction as the quarter progressed, even as economists suggested the transitory period may be longer than expected. Corporate earnings season brought another round of outsized beats over consensus estimates, along with corporate commentary highlighting some input pressure offset for companies with above-average pricing power or productivity initiatives. Despite a late-quarter agreement between the White House and a bipartisan group of Senators on the framework of a physical infrastructure package, the path to additional fiscal stimulus remained complicated.

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FUND RESULTS

The S&P 500 Index increased only marginally in the third quarter of 2021, with a total return of 0.58%. In July and August 2021, the U.S. equity market rally continued, as the focus remained on easy financial conditions, accommodative monetary policy, pent-up consumer demand, positive corporate earnings sentiment, resilient operating margins, corporate buybacks and equity inflows. Some economic indicators, including higher inflation and lower than consensus expected retail sales and manufacturing activity, were causes of concern among investors, though the market and the Fed remained largely optimistic. However, sentiment deteriorated in September 2021, as the spread of the COVID-19 Delta variant dampened economic reopening momentum and the Fed signaled for a slowdown of its asset purchases. Also, the still-complicated path to fiscal stimulus in the House of Representatives, the looming debt ceiling discussion and global risk events, including supply chain disruptions and input price pressures, all put a strain on the U.S. equity market. September also saw a global risk asset sell-off on the heels of Chinese real estate developers’ leverage concerns and a spike in energy prices.

In a sharp reversal, the S&P 500 Index gained 7.01% in October 2021, its best monthly gain in 2021 to date, propelled by the third calendar quarter corporate earnings season. More than half of the S&P 500 Index constituents reported their earnings, with more than 80% reporting positive earnings surprises even as supply chain disruptions, input cost pressures and tight labor markets were highlighted in many companies’ earnings reports. On the policy front, the Fed’s narrative on inflation shifted from “transitory” to “more persistent.” Chatters and negotiations around fiscal stimulus continued, but it was not until the end of the month that the White House announced a $1.75 trillion social spending framework, a lower figure than initially proposed. On the economic front, inflation rose; the Institute for Supply Management’s manufacturing and services indices both reported better than consensus expectations; and job market data was mixed, with September’s nonfarm payroll growth significantly lower than August’s but initial jobless claims falling.

For the Reporting Period overall, energy, financials and information technology were the best performing sectors in the S&P 500 Index. The weakest performing sectors in the S&P 500 Index were utilities and consumer staples, followed at some distance by health care.

Within the U.S. equity market, small-cap stocks, as measured by the Russell 2000® Index, performed best, followed by mid-cap stocks, as measured by the Russell Midcap® Index, and then large-cap stocks, as measured by the Russell 1000® Index, each capitalization segment posting robust double-digit positive absolute returns. From a style perspective, value-oriented stocks outpaced growth-oriented stocks across the capitalization spectrum, though the margin of differentiation among large-cap stocks was quite narrow. (All as measured by the FTSE Russell indices.)

Q	What economic and market factors most influenced energy MLPs as a whole during the Reporting Period?

A	During the Reporting Period, commodity prices saw significant strength, with West Texas Intermediate (“WTI”) crude oil and natural gas prices up 133.50% and 78.61%, respectively. Strength was largely underpinned by an improving macroeconomic backdrop, with global demand recovering alongside COVID-19 vaccine rollouts and heightened economic activity as well as supply-side discipline from oil-producing countries. China and other parts of Asia, which were the first regions affected by the COVID-19 outbreak, saw a full recovery in oil demand, with consumption rising above 2019 levels by the end of the Reporting Period. Toward the end of the Reporting Period, crude oil and natural gas prices experienced a surge, as the market positioned itself for a potential “energy crisis,” as commodities supply struggled to keep pace with higher demand. Outside of higher demand and global supply restraint, oil and gas prices were also positively impacted by weather-related events, such as colder than anticipated weather and hurricanes that further affected an already tight supply market.

On the supply side, global producers showed great discipline. The Organization of the Petroleum Exporting Countries (“OPEC”) and Russia, known as OPEC+, demonstrated a commitment to balanced global oil markets but seemingly focused on maximizing revenue instead of growing market share, with production still down approximately 8% compared to 2019 levels. In the U.S., we also saw unprecedented supply discipline, with crude production down about 10% versus 2019 levels. In addition, many observers thought U.S. production appeared less price elastic than it had once been given that—despite the rise in crude oil prices—U.S. oil rig counts were down more than 70% at the end of the Reporting Period compared to 2019 levels. In our view, U.S. producers were focused on free cash flow generation, with management incentives aligned to prioritize return of capital to investors after several years of criticism that had led

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FUND RESULTS

to significant multiples compression and equity price declines. (Multiple compression is when a company’s multiples, such as the price/earnings ratio, is reduced due to increased earnings without an increase in stock price.)

Against this backdrop, midstream[1] energy markets moved higher alongside improving commodity prices, with the Alerian MLP Index[2], which measures energy infrastructure master limited partnerships (“MLPs”), and the Alerian Midstream Energy Index[3], which measures the broader midstream sector inclusive of both energy MLPs and “C” corporations, generating total returns of 85.70% and 76.23%, respectively, during the Reporting Period.

Despite a challenging operating environment given the COVID-19 pandemic, midstream company earnings before interest, taxes, depreciation and amortization (“EBITDA”) proved resilient overall, largely due to the contractual nature of their cash flow streams and a focus from management teams on reducing operational expenses and asset optimization. During the 2020 calendar year, the collective EBITDA for a group of the largest U.S. midstream energy companies fell only about 1%. This compared to an 8% decline in U.S. crude oil production and a 12% decline in U.S. refined product consumption during the same year. Interestingly, the emergence of COVID-19 sparked a significant operational shift from midstream management teams, which dramatically reduced capital budgets and operating expenses and also indicated they would maintain cost discipline going forward.

In our view, the COVID-19 pandemic accelerated the broader energy sector’s transformation from “growth at all costs” to one more focused on capital discipline, free cash flow generation and returning capital to shareholders. In addition, commodity price uncertainty during 2020 led many U.S.-based exploration and production companies to significantly reduce rig count and planned capital expenditures, which, in turn, lowered crude oil production estimates for 2021 and 2022, with these companies broadly prioritizing free cash flow.

Lower production estimates also led many midstream energy companies to cancel or delay planned projects, as the additional capacity was no longer needed. The direct impact of the midstream sector’s capital discipline, paired with resilient cash flow, was a meaningful uptick in free cash flow generation on relatively unchanged earnings power during a volatile period. The sharp upswing in free cash flow generation enabled rapid de-leveraging while also leaving substantial discretionary cash flow that can be used to drive further shareholder returns through potential buybacks and/or dividend growth.

At the end of the Reporting Period, the midstream sector was offering some of the highest yields in the equity space, with the Alerian MLP Index yielding more than 7%, which was five times the yield of the S&P 500 Index and twice the yields of both utilities and real estate investment trusts. At the same time, robust free cash flow generation had led to rapid de-leveraging and materially improved free cash flow-to dividend ratios.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the S&P 500 Index on a relative basis for the Reporting Period.

During the Reporting Period, the Fund’s dividend-paying investments outperformed the S&P 500 ex-Energy Index, the benchmark used for the dividend-paying growers portion of the Fund. Stock selection contributed most positively to relative results within this portion of the Fund. Sector allocation also added value.

The Fund’s MLP & Energy Infrastructure Sleeve posted robust double-digit absolute gains but underperformed the Alerian MLP Index, the benchmark used for the MLP & Energy Infrastructure Sleeve of the Fund, on a relative basis. In managing the MLP & Energy Infrastructure Sleeve, the EI&R Team remained focused on high quality midstream companies with strong dividend and distribution coverage, cash flow growth potential and what it considered to be a

[1]	The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side (i.e., energy producers) and the demand side (i.e., energy end-users for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.
[2]	Source: Alerian. The Alerian MLP Index is the leading gauge of energy infrastructure MLPs. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX). It is not possible to invest directly in an unmanaged index.

[3]	Source: Alerian. The Alerian Midstream Energy Index is a broad-based composite of North American energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMNA), total-return basis (AMNAX), net total-return (AMNAN), and adjusted net total return (AMNTR) basis. It is not possible to invest directly in an unmanaged index.

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FUND RESULTS

robust outlook for free cash flow generation and healthy balance sheets. The EI&R Team believes this quality bias ultimately led to relative underperformance during a Reporting Period of market exuberance.

Midstream energy markets experienced a strong performance rally following the COVID-19 vaccination announcement, with lower quality midstream stocks, which we defined as smaller-cap, higher-beta companies with non-investment balance sheets, leading the way. These companies had experienced severe equity price weakness during the COVID-19 market downturn. In addition, these higher-beta companies generally have more commodity price sensitivity and, therefore, on a relative basis, benefited to a greater degree from the rally in commodity prices. The MLP & Energy Infrastructure Sleeve’s underweight position in lower quality, high beta stocks compared to the Alerian MLP Index detracted from relative performance.

In addition, the MLP & Energy Infrastructure Sleeve’s higher relative exposure to clean energy infrastructure companies detracted from relative performance. After strong performance in 2020, the clean energy infrastructure sector fell in sympathy with the broader pullback in clean energy equities. The weakness in the clean energy sector was driven primarily by the rapid move in interest rates off of a relatively low starting point at the beginning of 2021 as well as by concerns around inflation and the potential for higher input costs, worries that competition may compress returns, clean energy exchange-traded fund rebalances and, lastly, potential government intervention due to high energy prices.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The dividend-paying growers portion of the Fund does not take explicit sector bets relative to the S&P 500 ex-Energy Index but rather allocations are the result of stock selection. That said, the sectors that contributed most positively on a relative basis to the S&P 500 ex-Energy Index during the Reporting Period were consumer discretionary, consumer staples and health care. Only partially offsetting these positive contributors were industrials, information technology and communication services, which detracted from this portion of the Fund’s relative results.

Q	What were some of the Fund’s best-performing individual stocks during the Reporting Period?

A	The top individual contributors to the Fund’s relative performance during the Reporting Period were an underweight position in e-commerce retailing leader Amazon.com and overweight positions in semiconductor wafer fabrication equipment manufacturer Applied Materials, retail department store operator Dillard’s, semiconductor producer and distributor KLA and media and advertising organization Interpublic Group of Cos. Amazon.com underperformed the S&P 500 ex-Energy Index, and Applied Materials, Dillard’s, KLA and Interpublic Group of Cos. outperformed the S&P 500 ex-Energy Index during the Reporting Period.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the S&P 500 ex-Energy Index during the Reporting Period were underweight positions in Google parent company Alphabet, software behemoth Microsoft, electric vehicle maker Tesla and three-dimensional (“3D”) graphics processors developer NVIDIA and an overweight position in interactive entertainment software developer Activision Blizzard. Alphabet, Microsoft, Tesla and NVIDIA outperformed the S&P 500 ex-Energy Index, and Activision Blizzard underperformed the S&P 500 ex-Energy Index during the Reporting Period.

Q	Which sub-industries within the Alerian MLP Index most significantly affected Fund performance during the Reporting Period?

A

Relative overweights to the power generation, gathering & processing and services/midstream sub-industries detracted most from the MLP & Energy Infrastructure Sleeve’s performance. Most notably within the power generation sub-industry, exposure to renewable power generation dampened relative results. After strong performance in 2020, the renewable power generation segment experienced some weakness alongside the broader clean energy sector in 2021 through October, and, as a result, lagged the traditional midstream market. Weak security selection within the gathering & processing and services/midstream sub-industries also detracted from relative performance.

As measured by the Alerian MLP Index, a relative underweight to the other/liquefication sub-industry and relative overweight positions in the pipeline transportation/natural gas and integrated sub-industries contributed most positively during the Reporting Period, with these latter two sub-industries’ exposure to the strong commodity price environment boosting their relative results. Effective security selection helped most within the other/liquefication sub-industry.

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FUND RESULTS

Q	Which MLPs and energy infrastructure companies detracted significantly from the Fund’s performance during the Reporting Period?

A	Among those MLPs and energy infrastructure companies detracting most from the Fund’s results relative to the Alerian MLP Index were EnLink Midstream LLC, Western Midstream Partners LP and Genesis Energy LP, each of which outperformed the Alerian MLP Index during the Reporting Period but in which the MLP & Energy Infrastructure Sleeve held an underweight position.

During the Reporting Period, the MLP & Energy Infrastructure Sleeve of the Fund had established a position in EnLink Midstream LLC (ENLC) but remained underweight relative to the Alerian MLP Index. ENLC is a midstream operator involved in natural gas gathering treating, processing, transmission, distribution, supply and marketing, and crude oil marketing. The company has assets across the U.S. shale basins, including exposure to the Permian Basin and STACK region. (STACK is derived from Sooner Trend (oil field), Anadarko (basin), Canadian and Kingfisher (counties).) ENLC benefited during the Reporting Period from an increase in customer activity across its operating segments. More specifically, one of ENLC’s biggest customers in the STACK region announced a joint venture that would result in a substantial increase in drilling activity on ENLC’s acreage. As the company previously had reset its distribution level during the COVID-19 sell-off, the increase in activity levels led to growth in free cash flow for ENLC. Additionally, due to customer activity increasing, the company increased its 2020 adjusted EBITDA guidance in June 2021.

Western Midstream Partners LP (WES) is a midstream company that owns, develops and operates assets that are involved in gathering, compressing, treating, processing and transporting natural gas, crude oil and water. WES primarily serves customers in the Permian Basin and the DJ Basin. While the EI&R Team added to the position during the Reporting Period, the MLP & Energy Infrastructure Sleeve of the Fund remained underweight relative to the Alerian MLP Index, which detracted as WES outperformed the Alerian MLP Index during the Reporting Period. WES benefited from increased customer activity along its acreage as well as from the increased health of its key counterparty, namely Occidental Petroleum. Further, due to previously cutting its distribution, WES was able to substantially de-lever its balance sheet. As a result, the company put itself, in our view, in a strong free cash flow generating position. This, in turn, enabled the company to re-start distribution growth, as its management announced a 5% annual distribution growth plan for 2021 and plans to repurchase units. The strong free cash flow potential and operating leverage to increasing production supported strong performance for WES during the Reporting Period.

Genesis Energy LP (GEL) is a midstream company that owns and operates crude oil gathering, marketing and pipeline operations. The company has a large presence in the U.S. Gulf Coast and is also a large producer of sodium hydrosulfide, or soda ash. On the company’s second quarter 2021 earnings call held in August 2021, the company stated it expects pricing for its soda ash business to continue to recover in 2022 to levels almost near its pre-COVID-19 levels. Additionally, the company benefited during the Reporting Period from a recovery in volumes in its offshore business. We trimmed the MLP & Energy Infrastructure Sleeve’s already underweight position in GEL during the Reporting Period to allocate to names we believed offered better potential risk-adjusted returns.

Q	What were some of the Fund’s best-performing MLPs and energy infrastructure companies during the Reporting Period?

A	Relative to the Alerian MLP Index, among those MLPs and energy infrastructure companies that contributed most to the Fund’s performance during the Reporting Period were Targa Resources Corp., NGL Energy Partners LP and ONEOK, Inc.

Targa Resources Corp. (TRGP) is an independent midstream services provider primarily engaged in gathering, storing, processing and transporting oil, natural gas and refined petroleum products. The COVID-19 vaccine news in November 2020 improved the outlook for energy demand in 2021 and beyond, benefiting TRGP due to the integrated nature of the company’s assets and its significant operating leverage to the Permian Basin, especially compared to its peers. Further supporting TRGP’s strong performance during the Reporting Period was its first quarter 2021 results in which it reported substantially beating consensus EBITDA expectations. The company also raised its full year 2021 guidance driven by both the one-time Texas winter storm benefit and higher commodity prices, which was viewed positively by the market. Toward the end of the Reporting Period, supply constraints, coupled with strong demand, led to lower than consensus expected inventories across commodities, including natural gas and natural gas liquids (NGLs). This pushed prices even higher ahead of normal winter weather demand. We believe investors favored TRGP,

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FUND RESULTS

as they felt the company was well positioned to benefit due to the integrated NGL value chain and exposure to the Permian Basin. This supportive fundamental backdrop combined with TRGP’s disciplined capital allocation, which was expected to support free cash flow growth that can be utilized for de-leveraging as well as for potential share buybacks, helped drive strong equity price performance during the Reporting Period.

NGL Energy Partners LP (NGL) is a diversified midstream MLP with operations focused on crude oil logistics, water treatment services, NGL logistics and retail propane. Having no exposure to this weakly-performing MLP during the Reporting Period contributed positively to results relative to the Alerian MLP Index. During the Reporting Period, NGL significantly underperformed the Alerian MLP Index because its initial adjusted EBITDA guidance was below consensus expectations. Additionally, the company restructured one of its largest assets, the Grand Mesa Pipeline, agreeing to a settlement with its main counterparty, who previously had undergone bankruptcy proceedings. Additionally, NGL suspended its distribution completely during the Reporting Period, after previously cutting it for a second time in 2020. NGL was forced to suspend its distribution as a result of a negotiation with its lenders around its credit facility.

ONEOK, Inc. (OKE) is a midstream service provider that owns one of the nation’s premier NGL systems, connecting NGL supply in the Rocky Mountain, Permian and Mid-Continent regions with key market centers and an extensive network of natural gas gathering, processing, storage and transportation assets. It serves customers such as petrochemical companies, propane distributors, heating fuel users, ethanol producers, refineries and exporters. The MLP & Energy Infrastructure Sleeve benefited from its overweight position in OKE, as the company benefited during the Reporting Period from an increase in both volumes and commodity prices across its systems. During the Reporting Period, OKE posted strong and growing earnings. After guiding to 2021 adjusted EBITDA in February 2021, the company increased its financial guidance for the calendar year in April 2021 on its first quarter 2021 earnings and then guided above the mid-point on its second quarter 2021 earnings in August 2021. OKE was a beneficiary of the increase in demand for commodities and consequent price increases during the Reporting Period, especially compared to the COVID-19 impacts in the prior Reporting Period. Additionally, as supply was not able to keep pace with demand, we saw a strong increase in commodity prices, with WTI crude oil prices up more than 133% and NGL prices up approximately 139% during the Reporting Period.

Q	How did the Fund use derivatives during the Reporting Period?

A

The MLP & Energy Infrastructure Sleeve of the Fund did not use derivatives during the Reporting Period. The dividend-paying equity investments portion of the Fund used equity index futures on an opportunistic basis during the Reporting Period to equitize its modest cash position. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	Did the Fund make any significant equity purchases or sales during the Reporting Period?

A	The dividend-paying growers portion of the Fund uses a systematic, rules-based approach and thus equity purchases and sales are based solely on that quantitative process.

Q	Did the Fund make any significant purchases or sales of MLPs and energy infrastructure companies during the Reporting Period?

A	On the company’s Initial Public Offering, we established a position in DT Midstream, Inc., an owner, operator and developer of natural gas midstream interstate pipelines. The company focuses on intrastate and gathering lateral pipelines, storage, gathering systems and compression, treatment and surface facilities. We initiated the position based on our positive view of the company’s asset profile, leverage position, corporate structure and potential growth opportunities.

We initiated a position in Cheniere Energy, Inc., an energy company focused on liquefied natural gas (“LNG”)-related businesses, including owning and operating LNG terminals. We established the position based on what we viewed as the company’s strong fundamental outlook, exposure to the global LNG market and long-term contracted business profile.

Conversely, we sold the Fund’s position in Suburban Propane Partners, L.P., a retail propane gas marketer that serves residential, commercial, industrial and agriculture customers throughout service centers in the U.S. We exited the position due to what we considered to be better opportunities elsewhere with more potential upside exposure to the strong commodity recovery that occurred.

We eliminated the Fund’s position in Enbridge Inc., which provides energy transportation, distribution and related

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FUND RESULTS

services in North America and internationally. The company operates across oil, natural gas and NGLs as well as a growing renewables business. We sold the position due to what we saw as better opportunities elsewhere with more potential upside exposure to the strong commodity recovery that occurred.

Q	Were there any notable changes in the Fund’s equity sector weightings during the Reporting Period?

A	As mentioned earlier, under the QIS team’s investment approach, the dividend-paying growers portion of the Fund does not take sector bets by design. Therefore, the dividend-paying investments portion of the Fund, using a quantitative process, strove to be similar to the S&P 500 ex-Energy Index in terms of sector allocation. We seek to provide exposure to high quality, dividend-paying growers within each sector.

Q	Were there any notable changes in the Fund’s MLP and energy infrastructure company weightings during the Reporting Period?

A	There were no notable changes in the Fund’s MLP and energy infrastructure company weightings during the Reporting Period. At the end of the Reporting Period, the MLP & Energy Infrastructure Sleeve had its largest allocations in the petroleum pipeline transportation, natural gas pipeline transportation and gathering & processing segments of the Alerian MLP Index.

Q	How was the dividend-paying investments portion of the Fund positioned relative to the S&P 500 ex-Energy Index at the end of the Reporting Period?

A	As mentioned earlier, it is not part of the dividend-paying investments portion of the Fund’s approach to take sector bets. Thus, at the end of October 2021, the dividend-paying investments portion of the Fund had rather neutral positions in each sector of the S&P 500 ex-Energy Index, with the exception of communication services, wherein an underweighted position was held.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective May 24, 2021, Christopher Lvoff no longer served as a portfolio manager of the Fund, and Siwen Wu became a portfolio manager of the Fund. By design, all investment decisions for the Fund are performed within a team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. At the end of the Reporting Period, Monali Vora, Aron Kershner, Kyri Loupis and Siwen Wu served as portfolio managers of the Fund.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	The Fund seeks long-term growth of capital and current income. Within the dividend-paying growers sleeve, we maintained confidence at the end of the Reporting Period in high quality business models that have demonstrated commitment to grow their dividend in a rather stable manner.

On the energy side, we had a positive outlook for commodity prices and oil-related equities at the end of the Reporting Period, a view supported by a healthy commodity backdrop underpinned by an ongoing recovery in economic activity and oil demand along with supply discipline from both OPEC+ and U.S. shale producers. Barring an unforeseen demand setback from COVID-19 variants and/or a breakdown in the OPEC+ agreement, we expected commodity prices to continue to move higher, perhaps to the $75 to $85 per barrel price range in the near-to-intermediate term. Longer term, we believed oil and gas would remain a critical source of global energy, with significant oil demand support coming from economic growth in developing countries. In our view, this should help offset some of the consensus expected oil and gas disruption from renewable generation sources and electric vehicle adoption.

As for natural gas, we believed at the end of the Reporting Period that there was a substantial opportunity, as the world can use the commodity as a source of “cleaner” energy. We believed natural gas is important in the growth of renewable energy sources given that existing wind and solar technologies cannot fully power an economy. We also believed natural gas would remain essential as a baseload power source, since it has lower carbon emissions compared to other types of fuel, such as coal and oil. Liquefied natural gas specifically is a key component of this global growth story, with the U.S. alone expected to see more than 60% growth in LNG export capacity by 2025.

Regarding midstream energy companies, we believed at the end of the Reporting Period that fundamentals were some of the most attractive on record, with midstream cash flow inflecting higher alongside strong oil and natural gas prices and management teams demonstrating capital and cost discipline. The sector was generating significant amounts of free cash flow at the end of the Reporting Period, which not only adequately supports current distributions/dividends but also leaves plenty of excess cash to further de-lever, buy

16

FUND RESULTS

back stock and/or grow distributions/dividends. Looking forward, we believed there was still significant room for equity price appreciation in midstream equities from a valuation perspective. In our view, the sector’s pivot to free cash flow warrants the inclusion of free cash flow valuation methods in addition to traditional enterprise value/EBITDA methodologies given that the sector has shifted from that of a consumer of capital to a distributor of capital. On both enterprise value/EBITDA and free cash flow yield metrics, the midstream sector screened cheap relative to its own history and versus other income-oriented equity asset classes at the end of the Reporting Period.

While there are certainly still risks, such as further variants and/or waves of COVID-19, we believed the risk/reward profile for the midstream sector at the end of the Reporting Period remained meaningfully positive.

In managing the MLP & Energy Infrastructure Sleeve, we intend to remain focused on high quality companies with strong dividend/distribution coverage, cash flow growth potential and what we see as a robust outlook for free cash flow generation and healthy balance sheets. At the end of the Reporting Period, we believed the MLP & Energy Infrastructure Sleeve was well positioned to benefit from improvements in supply/demand dynamics. As always, we continue to monitor domestic and global economies, geopolitical factors, interest rates and equity market fundamentals as we actively manage the Fund.

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FUND BASICS

Rising Dividend Growth Fund

as of October 31, 2021

TOP TEN HOLDINGS AS OF 10/31/21‡

Holding	% of Net Assets	Line of Business
Comcast Corp. Class A	2.3%	Media
Activision Blizzard, Inc.	2.0	Entertainment
MPLX LP	1.8	Oil, Gas & Consumable Fuels
Energy Transfer LP	1.6	Oil, Gas & Consumable Fuels
Microsoft Corp.	1.5	Software
UnitedHealth Group, Inc.	1.5	Health Care Providers & Services
ViacomCBS, Inc. Class B	1.4	Media
Accenture PLC Class A	1.4	IT Services
Magellan Midstream Partners LP	1.3	Oil, Gas & Consumable Fuels
The Interpublic Group of Cos., Inc.	1.3	Media

‡	The top 10 holdings may not be representative of the Portfolio’s future investments. The top 10 holdings exclude investments in money market funds.

FUND VS. BENCHMARK SECTOR ALLOCATION†

As of October 31, 2021

†	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

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GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Performance Summary

October 31, 2021

The following graph shows the value, as of October 31, 2021, of a $10,000 investment made on November 1, 2011 in Class A Shares (with the maximum sales charge of 5.50%). For comparative purposes, the performance of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Rising Dividend Growth Fund’s 10 Year Performance

Performance of a $10,000 Investment, including any applicable sales charge, with distributions reinvested, from November 1, 2011 through October 31, 2021.

Average Annual Total Return through October 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	46.88%	14.94%	11.65%	—
Including sales charges	38.81%	13.65%	11.02%	—

Class C
Excluding contingent deferred sales charges	45.74%	14.07%	10.82%	—
Including contingent deferred sales charges	44.71%	14.07%	10.82%	—

Institutional	47.16%	15.34%	12.06%	—

Investor (Commenced February 27, 2012)	47.09%	15.21%	N/A	11.37%

Class R6 (Commenced February 28, 2018)	47.22%	N/A	N/A	14.25%

Class R (Commenced February 27, 2012)	46.38%	14.64%	N/A	10.82%

Class P (Commenced April 16, 2018)	47.17%	N/A	N/A	14.65%

*	Effective February 27, 2012, the Rising Dividend Growth Fund, a series of Dividend Growth Trust (the “Predecessor Fund”), was reorganized into the Fund. As accounting successor to the Predecessor Fund, the Fund has assumed the Predecessor Fund’s historical performance. These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

19

FUND RESULTS

Index Definitions

Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. This index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. It is not possible to invest directly in an unmanaged index.

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

EURO STOXX® Banks is a STOXX Sector index. Derived from global indices, the STOXX Industry, Supersector, Sector and Subsector Indices enable highly targeted strategies on business segments.

It is not possible to invest directly in an unmanaged index.

The S&P 500 Ex-Energy is designed to provide broad market exposure except for members of the energy sector.

The Alerian MLP Index (AMZ) is a widely recognized, unmanaged index that includes a composite of the 50 most prominent energy MLPs. The Index returns do not reflect the deduction of expenses, which have been deducted from net returns. The Index return assumes reinvestment of all distributions and does not reflect the deduction of taxes and fees.

The Alerian Midstream Energy Index is a broad-based composite of North American energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return (AMNA), total return (AMNAX), net total-return (AMNAN) and adjusted net total-return (AMNTR) basis.

The ICE BofAML BB to B U.S. High Yield Constrained Index contains all securities in the ICE BofAML U.S. High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis.

It is not possible to invest directly in an unmanaged index.

20

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments

October 31, 2021

Shares	Description	Value

Common Stocks – 38.1%
Aerospace & Defense – 0.5%
49,553	L3Harris Technologies, Inc.	$11,423,949

Banks – 4.8%
445,808	Bank of America Corp.	21,300,706
430,486	BNP Paribas SA ADR	14,421,281
196,767	JPMorgan Chase & Co.	33,428,746
79,280	M&T Bank Corp.	11,663,673
1,541,151	Nordea Bank Abp ADR	18,940,746
233,685	Truist Financial Corp.	14,831,987

		114,587,139

Beverages – 0.6%
60,371	Coca-Cola Europacific Partners PLC	3,178,533
215,550	The Coca-Cola Co.	12,150,554

		15,329,087

Biotechnology – 0.2%
27,640	Amgen, Inc.	5,720,651

Capital Markets – 1.2%
12,944	BlackRock, Inc.	12,212,146
90,766	Morgan Stanley	9,328,930
58,819	Singapore Exchange Ltd. ADR	6,364,804

		27,905,880

Chemicals – 0.8%
29,767	Ecolab, Inc.	6,614,823
38,147	Linde PLC	12,176,522

		18,791,345

Commercial Services & Supplies – 0.6%
101,562	Republic Services, Inc.	13,670,245

Communications Equipment – 0.9%
297,693	Cisco Systems, Inc.	16,661,877
154,515	Juniper Networks, Inc.	4,561,283

		21,223,160

Construction & Engineering – 0.3%
281,710	Vinci SA ADR	7,535,742

Consumer Finance – 0.4%
53,502	American Express Co.	9,297,578

Containers & Packaging – 0.2%
90,732	International Paper Co.	4,506,658

Diversified Telecommunication Services – 0.7%
685,128	AT&T, Inc.	17,306,333

Electric Utilities – 1.5%
1,682,131	Enel SpA ADR	14,012,151
189,974	NextEra Energy, Inc.	16,210,481
89,986	Xcel Energy, Inc.	5,812,196

		36,034,828

Common Stocks – (continued)
Electrical Equipment – 1.6%
97,710	Eaton Corp. PLC	16,098,700
624,540	Schneider Electric SE ADR	21,540,384

		37,639,084

Electronic Equipment, Instruments & Components – 0.3%
54,167	TE Connectivity Ltd.	7,908,382

Energy Equipment & Services(a) – 0.1%
100,541	Noble Corp.	2,529,612

Equity Real Estate Investment Trusts (REITs) – 2.5%
48,708	Alexandria Real Estate Equities, Inc.	9,943,251
36,909	American Tower Corp.	10,407,231
46,300	AvalonBay Communities, Inc.	10,958,284
38,672	Boston Properties, Inc.	4,394,686
78,870	Duke Realty Corp.	4,435,649
114,146	Healthpeak Properties, Inc.	4,053,325
179,416	Hudson Pacific Properties, Inc.	4,619,962
204,666	Ventas, Inc.	10,923,024

		59,735,412

Food & Staples Retailing – 0.3%
40,079	Walmart, Inc.	5,988,604

Food Products – 1.7%
75,746	Archer-Daniels-Midland Co.	4,865,923
124,181	General Mills, Inc.	7,674,386
63,837	McCormick & Co., Inc.	5,121,643
147,188	Mondelez International, Inc. Class A	8,940,199
105,305	Nestle SA ADR	13,881,305

		40,483,456

Health Care Equipment & Supplies – 1.1%
150,309	Medtronic PLC	18,016,037
53,619	Zimmer Biomet Holdings, Inc.	7,673,951

		25,689,988

Health Care Providers & Services – 1.4%
146,150	CVS Health Corp.	13,048,272
41,225	UnitedHealth Group, Inc.	18,982,876

		32,031,148

Hotels, Restaurants & Leisure – 1.0%
46,656	McDonald’s Corp.	11,456,381
42,098	Starbucks Corp.	4,465,335
62,291	Yum! Brands, Inc.	7,782,637

		23,704,353

Household Products – 1.1%
60,043	Kimberly-Clark Corp.	7,774,968
31,977	The Clorox Co.	5,212,571
96,790	The Procter & Gamble Co.	13,840,002

		26,827,541

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Industrial Conglomerates – 0.5%
55,001	Honeywell International, Inc.	$12,024,319

Insurance – 2.0%
56,914	Chubb Ltd.	11,119,857
53,100	Marsh & McLennan Cos., Inc.	8,857,080
175,160	MetLife, Inc.	11,000,048
350,758	Zurich Insurance Group AG ADR	15,573,655

		46,550,640

IT Services – 1.3%
23,174	Accenture PLC Class A	8,314,600
86,698	Cognizant Technology Solutions Corp. Class A	6,770,247
58,429	Fidelity National Information Services, Inc.	6,470,427
73,554	International Business Machines Corp.	9,201,605

		30,756,879

Machinery – 0.9%
38,041	Cummins, Inc.	9,123,754
50,520	Illinois Tool Works, Inc.	11,511,992

		20,635,746

Media – 0.2%
194,739	Bright Pattern Holding Co.(b)	486,846
84,183	The New York Times Co. Class A	4,595,550

		5,082,396

Metals & Mining – 0.5%
178,789	Rio Tinto PLC ADR	11,311,980

Multi-Utilities – 1.3%
100,656	Ameren Corp.	8,484,294
123,222	CMS Energy Corp.	7,436,448
119,704	National Grid PLC ADR	7,670,632
53,766	Sempra Energy	6,862,155

		30,453,529

Multiline Retail – 0.3%
30,632	Target Corp.	7,952,680

Oil, Gas & Consumable Fuels – 1.9%
782	Chesapeake Energy Corp.	49,845
151,885	Chevron Corp.	17,389,314
187,251	Devon Energy Corp.	7,505,020
4,135	Noble Corp.	104,036
32,751	Pioneer Natural Resources Co.	6,123,782
301,877	Royal Dutch Shell PLC ADR Class A	13,862,192

		45,034,189

Common Stocks – (continued)
Pharmaceuticals – 2.8%
108,301	AstraZeneca PLC ADR	6,755,816
227,597	Bristol-Myers Squibb Co.	13,291,665
62,505	Eli Lilly & Co.	15,923,774
121,336	Johnson & Johnson	19,763,208
128,944	Novartis AG ADR	10,671,405

		66,405,868

Road & Rail – 0.3%
33,209	Union Pacific Corp.	8,016,653

Semiconductors & Semiconductor Equipment – 1.1%
25,429	KLA Corp.	9,478,914
130,923	Marvell Technology, Inc.	8,968,226
40,465	Texas Instruments, Inc.	7,586,378

		26,033,518

Software – 0.3%
18,352	Microsoft Corp.	6,085,890

Specialty Retail – 0.4%
21,642	Advance Auto Parts, Inc.	4,880,704
11,526	The Home Depot, Inc.	4,284,675

		9,165,379

Technology Hardware, Storage & Peripherals – 0.2%
44,881	NetApp, Inc.	4,007,873

Water Utilities – 0.3%
46,483	American Water Works Co., Inc.	8,096,409

TOTAL COMMON STOCKS (Cost $701,335,852)		$903,484,123

Shares	Dividend Rate	Value

Preferred Stocks(c) – 0.4%
Capital Markets(d) – 0.2%
Morgan Stanley, Inc. (3M USD LIBOR + 3.708%)
183,597	6.375%	$5,254,546

Diversified Telecommunication Services – 0.1%
Qwest Corp.
43,276	6.500	1,110,895

Insurance(d) – 0.1%
Delphi Financial Group, Inc. (3M USD LIBOR + 3.190%)
143,849	3.346	3,380,451

TOTAL PREFERRED STOCKS (Cost $8,780,987)		$9,745,892

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 47.2%
Advertising(c)(e) – 0.1%
Terrier Media Buyer, Inc.
$2,850,000	8.875%		12/15/27	$3,013,875

Aerospace & Defense(c) – 0.9%
Bombardier, Inc.(e)
1,125,000	7.500		12/01/24	1,168,594
1,152,000	7.500		03/15/25	1,182,240
BWX Technologies, Inc.(e)
1,023,000	4.125		06/30/28	1,037,066
Spirit AeroSystems, Inc.
4,715,000	4.600		06/15/28	4,650,169
The Boeing Co.
3,432,000	5.150		05/01/30	4,005,281
1,652,000	5.805		05/01/50	2,264,446
TransDigm, Inc.
3,300,000	5.500		11/15/27	3,382,500
315,000	4.625		01/15/29	313,031
266,000	4.875		05/01/29	267,330
Triumph Group, Inc.
2,885,000	7.750		08/15/25	2,928,275

				21,198,932

Agriculture – 0.5%
BAT Capital Corp.(c)
10,000,000	4.390		08/15/37	10,717,000
MHP SE
270,000	7.750		05/10/24	291,566

				11,008,566

Airlines – 0.6%
Air Canada(c)(e)
1,535,000	3.875		08/15/26	1,556,106
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(e)
522,000	5.500		04/20/26	547,447
1,717,000	5.750		04/20/29	1,847,921
Azul Investments LLP(c)(e)
200,000	7.250		06/15/26	185,413
Delta Air Lines, Inc.(c)
3,600,000	7.375		01/15/26	4,230,000
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.(c)(e)
2,155,000	5.750		01/20/26	2,262,750
United Airlines, Inc.(c)(e)
1,625,000	4.375		04/15/26	1,681,875
2,080,000	4.625		04/15/29	2,145,000

				14,456,512

Automotive – 1.4%
BorgWarner, Inc.(e)
4,100,000	5.000		10/01/25	4,631,237
Clarios Global LP/Clarios US Finance Co.(c)(e)
1,850,000	8.500		05/15/27	1,965,625
Dana, Inc.(c)
2,075,000	4.250		09/01/30	2,095,750
Dealer Tire LLC/DT Issuer LLC(c)(e)
4,342,000	8.000		02/01/28	4,531,962
Ford Motor Co.
1,464,000	8.500		04/21/23	1,604,878

Corporate Obligations – (continued)
Automotive – (continued)
Ford Motor Credit Co. LLC(c)
1,600,000	4.140		02/15/23	1,643,008
400,000	4.687		06/09/25	428,598
4,260,000	3.375		11/13/25	4,374,645
1,640,000	3.815		11/02/27	1,703,358
General Motors Co.(c)
3,000,000	6.600		04/01/36	4,047,960
NIO, Inc.(e)
190,000	0.000	(f)	02/01/26	168,562
40,000	0.500		02/01/27	33,887
Real Hero Merger Sub 2, Inc.(c)(e)
360,000	6.250		02/01/29	368,100
The Goodyear Tire & Rubber Co.(c)
3,598,000	9.500		05/31/25	3,912,825
Wheel Pros, Inc.(c)(e)
1,420,000	6.500		05/15/29	1,373,850

				32,884,245

Banks – 3.4%
Absa Group Ltd.(c)(d) (5 year CMT + 5.411%)
460,000	6.375		12/31/99	476,244
Access Bank PLC(e)
400,000	6.125		09/21/26	400,625
(5 year CMT + 8.070%)
370,000	9.125	(c)(d)	12/31/99	366,300
Alfa Bank AO Via Alfa Bond Issuance PLC(c)(d) (5 year CMT + 4.546%)
360,000	5.950		04/15/30	372,217
Banco BBVA Peru SA(c)(d) (5 year CMT + 2.750%)
190,000	5.250		09/22/29	200,545
Banco Continental SAECA
720,000	2.750		12/10/25	708,120
Banco Davivienda SA(c)(d)(e) (10 year CMT + 5.097%)
220,000	6.650		12/31/99	229,529
Banco de Bogota SA
330,000	6.250		05/12/26	359,700
Banco Industrial SA/Guatemala(c)(d)(e) (5 Year CMT + 4.442%)
930,000	4.875		01/29/31	929,593
Banco Mercantil del Norte SA(c)(d) (5 year CMT + 4.967%)
690,000	6.750		12/31/99	719,886
Banco Santander SA
2,000,000	3.490		05/28/30	2,128,300
Bank of America Corp.(c)(d) (3M USD LIBOR + 3.898%)
4,000,000	6.100		12/31/99	4,409,520
BBVA Bancomer SA(c)(d) (5 Year CMT + 2.650%)
530,000	5.125		01/18/33	546,695
BNP Paribas SA(e)
2,700,000	4.375		05/12/26	2,953,341
CIT Group, Inc.(c)
4,025,000	5.250		03/07/25	4,432,531
Citigroup, Inc.(c)(d)
(3M USD LIBOR + 4.517%)
1,890,000	6.250		12/31/99	2,178,225
(SOFR + 3.914%)
900,000	4.412		03/31/31	1,031,778
Credit Bank of Moscow Via CBOM Finance PLC
260,000	4.700	(e)	01/29/25	266,386

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Credit Bank of Moscow Via CBOM Finance PLC – (continued)
(5 Year USD Swap + 5.416%)
$280,000	7.500	% (c)(d)	10/05/27	$283,290
Credit Suisse Group AG(c)(d)(e) (5 Year USD Swap + 4.598%)
1,702,000	7.500		12/31/99	1,855,180
Deutsche Bank AG(c)(d)
(5 Year CMT + 4.524%)
800,000	6.000		12/31/99	836,000
(5 Year USD Swap + 2.248%)
2,000,000	4.296		05/24/28	2,070,536
First Bank of Nigeria, Ltd. Via FBN Finance Co. BV(e)
200,000	8.625		10/27/25	213,313
Freedom Mortgage Corp.(c)(e)
3,225,000	7.625		05/01/26	3,152,437
2,610,000	6.625		01/15/27	2,472,975
Grupo Aval Ltd.(c)
340,000	4.375	(e)	02/04/30	331,288
200,000	4.375		02/04/30	194,875
ING Groep NV(c)(d) (5 Year USD Swap + 4.446%)
5,000,000	6.500		12/31/99	5,500,000
Intesa Sanpaolo SpA(e)
8,000,000	5.017		06/26/24	8,584,320
Itau Unibanco Holding SA(c)(d) (5 Year CMT + 3.981%)
500,000	6.125		12/31/99	495,250
JPMorgan Chase & Co.(c)(d)
(3M USD LIBOR + 3.330%)
4,000,000	6.125		12/31/99	4,284,800
(3M USD LIBOR + 3.800%)
2,700,000	3.932		12/31/99	2,716,713
(SOFR + 2.515%)
441,000	2.956		05/13/31	455,562
Morgan Stanley, Inc.(c)(d) (3M USD LIBOR + 3.610%)
2,731,000	3.734		12/31/99	2,741,924
Natwest Group PLC
2,675,000	3.875		09/12/23	2,819,343
2,975,000	6.000		12/19/23	3,271,506
NBK Tier 1 Financing 2 Ltd.(c)(d) (6 Year USD Swap + 2.832%)
560,000	4.500		12/31/99	574,280
Standard Chartered PLC(c)(d)(e) (5 Year CMT + 3.805%)
4,255,000	4.750		12/31/99	4,164,581
Tinkoff Bank JSC Via TCS Finance Ltd.(c)(d)(e) (5 year CMT + 5.150%)
200,000	6.000		12/31/49	199,063
(5 year CMT + 7.592%)
550,000	9.250	(c)(d)	12/31/99	571,416
Truist Financial Corp.(c)(d) (10 Year CMT + 4.349%)
2,237,000	5.100		12/31/99	2,520,271
Turkiye Vakiflar Bankasi TAO
200,000	6.000		11/01/22	203,350
UBS Group AG(c)(d) (5 Year USD Swap + 4.590%)
4,000,000	6.875		12/31/99	4,510,000
UniCredit SpA(c)(d)(e) (5 Year CMT + 4.750%)
1,525,000	5.459		06/30/35	1,670,759
United Bank for Africa PLC
670,000	7.750		06/08/22	680,385
Uzbek Industrial and Construction Bank ATB
370,000	5.750		12/02/24	382,904

Corporate Obligations – (continued)
Banks – (continued)
Yapi ve Kredi Bankasi A/S(c)(d) (5 Year USD Swap + 11.245%)
260,000	13.875		12/31/99	295,181

				80,761,037

Beverages(c) – 0.6%
Anadolu Efes Biracilik Ve Malt Sanayii AS(e)
420,000	3.375		06/29/28	421,575
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
8,050,000	4.700		02/01/36	9,737,119
Central American Bottling Corp.
480,000	5.750		01/31/27	496,290
Constellation Brands, Inc.
2,275,000	2.875		05/01/30	2,352,009
Keurig Dr Pepper, Inc.
1,055,000	3.200		05/01/30	1,120,041
308,000	3.800		05/01/50	347,405

				14,474,439

Building Materials(c)(e) – 0.5%
Builders FirstSource, Inc.
1,347,000	6.750		06/01/27	1,419,401
1,800,000	5.000		03/01/30	1,903,500
Cemex SAB de CV(d) (5 year CMT + 4.534%)
470,000	5.125		12/31/99	485,051
CP Atlas Buyer, Inc.
2,160,000	7.000		12/01/28	2,084,400
Masonite International Corp.
2,075,000	5.375		02/01/28	2,173,563
Standard Industries Inc/NJ
4,054,000	3.375		01/15/31	3,749,950

				11,815,865

Chemicals(c) – 1.0%
Air Products & Chemicals, Inc.
200,000	2.800		05/15/50	205,102
Ashland LLC(e)
3,225,000	3.375		09/01/31	3,184,687
Axalta Coating Systems LLC(e)
3,100,000	3.375		02/15/29	2,937,250
Herens Holdco S.a.r.l.(e)
1,795,000	4.750		05/15/28	1,777,050
INEOS Quattro Finance 2 PLC(e)
780,000	3.375		01/15/26	774,150
Ingevity Corp.(e)
2,775,000	4.500		02/01/26	2,802,750
1,305,000	3.875		11/01/28	1,278,900
Minerals Technologies, Inc.(e)
1,695,000	5.000		07/01/28	1,747,969
OCP SA(e)
200,000	5.125		06/23/51	193,350
Rayonier AM Products, Inc.(e)
281,000	7.625		01/15/26	289,430
Sasol Financing USA LLC
280,000	4.375		09/18/26	284,200
The Chemours Co.(e)
4,560,000	4.625		11/15/29	4,377,600

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Chemicals(c) – (continued)
	Unifrax Escrow Issuer Corp.(e)
	$1,025,000	5.250%		09/30/28	$1,025,000
	Valvoline, Inc.(e)
	885,000	3.625		06/15/31	865,087
	WR Grace Holdings LLC(e)
	1,855,000	5.625		08/15/29	1,866,594

					23,609,119

Commercial Services(c) – 1.7%
	Allied Universal Holdco LLC/Allied Universal Finance Corp.(e)
	2,557,000	6.625		07/15/26	2,688,046
	1,700,000	6.000		06/01/29	1,676,625
	APi Escrow Corp.(e)
	2,090,000	4.750		10/15/29	2,134,412
	APi Group DE, Inc.(e)
	2,789,000	4.125		07/15/29	2,775,055
	APX Group, Inc.(e)
	4,286,000	5.750		07/15/29	4,248,497
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.(e)
	1,605,000	5.375		03/01/29	1,689,263
	HealthEquity, Inc.(e)
	1,058,000	4.500		10/01/29	1,068,580
	IHS Markit Ltd.(e)
	5,675,000	4.750		02/15/25	6,222,070
	Limak Iskenderun Uluslararasi Liman Isletmeciligi AS(e)
	200,000	9.500		07/10/36	199,000
	Metis Merger Sub LLC(e)
	717,000	6.500		05/15/29	709,830
	MPH Acquisition Holdings LLC(e)
	1,915,000	5.750		11/01/28	1,737,862
	NESCO Holdings II, Inc.(e)
	3,083,000	5.500		04/15/29	3,133,099
	Rent-A-Center, Inc.(e)
	850,000	6.375		02/15/29	891,438
	Sabre GLBL, Inc.(e)
	2,405,000	9.250		04/15/25	2,777,775
	Techem Verwaltungsgesellschaft 674 MBH
EUR	668,190	6.000		07/30/26	791,631
	The ADT Security Corp.(e)
	$4,387,000	4.125		08/01/29	4,332,162
	The Bidvest Group UK PLC(e)
	470,000	3.625		09/23/26	470,564
	Verisure Holding AB(e)
EUR	725,000	3.250		02/15/27	835,988
	Verisure Midholding AB
	800,000	5.250	(e)	02/15/29	940,512
	1,450,000	5.250		02/15/29	1,702,768

					41,025,177

Computers(c) – 1.0%
	Austin BidCo, Inc.(e)
	$2,371,000	7.125		12/15/28	2,403,601
	Booz Allen Hamilton, Inc.(e)
	2,513,000	3.875		09/01/28	2,544,412
	Dell International LLC/EMC Corp.
	5,000,000	8.100		07/15/36	7,572,150

Corporate Obligations – (continued)
Computers(c) – (continued)
	Hewlett Packard Enterprise Co.
	3,000,000	6.200		10/15/35	3,933,870
	KBR, Inc.(e)
	1,161,000	4.750		09/30/28	1,188,574
	Presidio Holdings, Inc.(e)
	2,095,000	8.250		02/01/28	2,225,938
	Unisys Corp.(e)
	1,060,000	6.875		11/01/27	1,152,750
	Western Digital Corp.
	3,000,000	4.750		02/15/26	3,296,250

					24,317,545

Distribution & Wholesale(c)(e) – 0.4%
	American Builders & Contractors Supply Co, Inc.
	2,760,000	3.875		11/15/29	2,704,800
	BCPE Empire Holdings, Inc.
	2,446,000	7.625		05/01/27	2,421,540
	IAA, Inc.
	750,000	5.500		06/15/27	780,937
	Wolverine Escrow LLC
	3,118,000	8.500		11/15/24	2,891,945
	250,000	9.000		11/15/26	229,375

					9,028,597

Diversified Financial Services – 3.0%
	AerCap Holdings NV(c)(d) (5 Year CMT + 4.535%)
	1,825,000	5.875		10/10/79	1,918,590
	AerCap Ireland Capital DAC/AerCap Global Aviation Trust(c)
	3,625,000	3.000		10/29/28	3,679,774
	Air Lease Corp.(c)
	2,750,000	3.750		06/01/26	2,943,105
	Ally Financial, Inc.
	4,000,000	8.000		11/01/31	5,726,760
	(7 year CMT + 3.481%)
	3,415,000	4.700	(c)(d)	12/31/99	3,483,300
	Aviation Capital Group LLC(c)(e)
	800,000	1.950		01/30/26	790,712
	Avolon Holdings Funding Ltd. (c)(e)
	3,450,000	5.250		05/15/24	3,741,421
	1,927,000	2.528		11/18/27	1,881,638
	B3 SA – Brasil Bolsa Balcao(e)
	290,000	4.125		09/20/31	278,023
	Castlelake Aviation Finance DAC(c)(e)
	2,420,000	5.000		04/15/27	2,410,925
	Compass Group Diversified Holdings LLC(c)(e)
	1,418,000	5.250		04/15/29	1,474,720
	GE Capital Funding LLC(c)
	2,350,000	3.450		05/15/25	2,515,745
	Global Aircraft Leasing Co. Ltd.(c)(e)(g) (PIK 7.250%, Cash 6.500%)
	1,879,174	6.500		09/15/24	1,820,450
	Intercorp Peru Ltd.(c)
	410,000	3.875		08/15/29	398,407
	Jefferies Finance LLC/JFIN Co-Issuer Corp.(c)(e)
	3,829,000	5.000		08/15/28	3,873,393
	LD Holdings Group LLC (c)(e)
	1,910,000	6.500		11/01/25	1,862,250

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Diversified Financial Services – (continued)
LD Holdings Group LLC (c)(e) – (continued)
$1,765,000	6.125%		04/01/28	$1,612,769
Midcap Financial Issuer Trust(c)(e)
2,567,000	6.500		05/01/28	2,666,471
810,000	5.625		01/15/30	796,838
Nationstar Mortgage Holdings, Inc.(c)(e)
2,651,000	5.500		08/15/28	2,704,937
Navient Corp.
3,000,000	5.500		01/25/23	3,135,000
NFP Corp.(c)(e)
1,505,000	6.875		08/15/28	1,527,575
Oilflow SPV 1 DAC
112,934	12.000		01/13/22	114,064
OneMain Finance Corp.
1,602,000	7.125		03/15/26	1,814,265
1,643,000	4.000	(c)	09/15/30	1,595,764
Raymond James Financial, Inc.(c)
900,000	4.650		04/01/30	1,057,680
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.(c)(e)
2,305,000	2.875		10/15/26	2,288,084
2,390,000	4.000		10/15/33	2,350,955
The Charles Schwab Corp.(c)(d)
(3M USD LIBOR + 3.315%)
2,195,000	4.625		12/31/99	2,211,462
(5 year CMT + 3.168%)
2,875,000	4.000		12/31/99	2,961,250
(5 Year CMT + 4.971%)
1,250,000	5.375		12/31/99	1,376,000
Unifin Financiera SAB de CV(c)
200,000	7.000		01/15/25	184,875
United Wholesale Mortgage LLC(c)(e)
3,195,000	5.500		04/15/29	3,111,131
Visa, Inc.(c)
450,000	2.700		04/15/40	461,984

				70,770,317

Electrical – 0.7%
AES Panama Generation Holdings SRL(c)
460,000	4.375		05/31/30	472,449
Calpine Corp.(c)(e)
4,215,000	3.750		03/01/31	4,046,400
Cikarang Listrindo PT(c)
520,000	4.950		09/14/26	531,635
Eskom Holdings SOC Ltd.(h)
630,000	6.350		08/10/28	677,250
LLPL Capital Pte Ltd.
412,482	6.875		02/04/39	473,143
Minejesa Capital B.V.
260,000	4.625		08/10/30	267,178
Mong Duong Finance Holdings B.V.(c)
530,000	5.125		05/07/29	526,787
NRG Energy, Inc.(c)
2,800,000	3.750	(e)	06/15/24	2,957,556
115,000	5.750		01/15/28	121,900
448,000	3.375	(e)	02/15/29	435,120
Pacific Gas & Electric Co.(c)
1,470,000	3.500		08/01/50	1,399,587

Corporate Obligations – (continued)
Electrical – (continued)
Sempra Energy(c)(d ) (5 Year CMT + 4.550%)
3,335,000	4.875		12/31/99	3,597,831

				15,506,836

Electrical Components & Equipment(c)(e) – 0.1%
Wesco Distribution, Inc.
1,473,000	7.250		06/15/28	1,616,618

Electronics(c)(e) – 0.1%
Imola Merger Corp.
1,803,000	4.750		05/15/29	1,845,821
TTM Technologies, Inc.
799,000	4.000		03/01/29	791,010

				2,636,831

Energy-Alternate Sources(c)(e) – 0.1%
Renewable Energy Group, Inc.
1,190,000	5.875		06/01/28	1,250,988

Engineering & Construction – 0.4%
Aeropuerto Internacional de Tocumen SA(c)(e)
210,000	4.000		08/11/41	211,286
350,000	5.125		08/11/61	364,722
Aeropuertos Dominicanos Siglo XXI SA(c)
630,000	6.750		03/30/29	666,540
Arcosa, Inc.(c)(e)
1,221,000	4.375		04/15/29	1,239,315
ATP Tower Holdings LLC/Andean Tower Partners Colombia SAS/Andean Telecom Par(c)(e)
290,000	4.050		04/27/26	288,423
Dycom Industries, Inc.(c)(e)
2,764,000	4.500		04/15/29	2,805,460
Global Infrastructure Solutions, Inc.(c)(e)
2,805,000	5.625		06/01/29	2,861,100
IHS Netherlands Holdco B.V.(c)(e)
200,000	7.125		03/18/25	206,538
International Airport Finance SA(c)
197,681	12.000		03/15/33	214,731
Mexico City Airport Trust
320,000	5.500		10/31/46	322,860
290,000	5.500	(c)	07/31/47	293,045

				9,474,020

Entertainment(c)(e) – 0.9%
Allen Media LLC/Allen Media Co-Issuer, Inc.
2,895,000	10.500		02/15/28	3,108,506
Banijay Entertainment SASU
1,800,000	5.375		03/01/25	1,842,750
Boyne USA, Inc.
1,275,000	4.750		05/15/29	1,306,875
Caesars Entertainment, Inc.
1,320,000	4.625		10/15/29	1,328,250
Lions Gate Capital Holdings LLC
2,540,000	5.500		04/15/29	2,597,150
Motion Bondco DAC
3,250,000	6.625		11/15/27	3,274,375
Scientific Games International, Inc.
500,000	7.000		05/15/28	539,375

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Entertainment(c)(e) – (continued)
	SeaWorld Parks & Entertainment, Inc.
	$4,880,000	5.250%		08/15/29	$4,953,200
	Six Flags Entertainment Corp.
	1,854,000	5.500		04/15/27	1,918,890

					20,869,371

Environmental(c) – 0.5%
	Covanta Holding Corp.
	670,000	5.000		09/01/30	664,975
	GFL Environmental, Inc.(e)
	730,000	5.125		12/15/26	762,850
	2,624,000	4.000		08/01/28	2,568,240
	Madison IAQ LLC(e)
	4,294,000	4.125		06/30/28	4,267,163
	485,000	5.875		06/30/29	480,756
	Stericycle, Inc.(e)
	1,950,000	5.375		07/15/24	2,003,625

					10,747,609

Food & Drug Retailing – 1.2%
	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(c)(e)
	2,595,000	4.625		01/15/27	2,705,287
	1,995,000	5.875		02/15/28	2,119,688
	502,000	4.875		02/15/30	537,768
	Arcor SAIC
	110,000	6.000		07/06/23	106,780
	Bellis Acquisition Co. PLC(c)(e)
GBP	475,000	3.250		02/16/26	621,023
	H-Food Holdings LLC/Hearthside Finance Co., Inc.(c)(e)
	$2,820,000	8.500		06/01/26	2,911,650
	Kraft Heinz Foods Co.(c)
	3,198,000	5.000		07/15/35	3,932,772
	2,592,000	4.375		06/01/46	3,022,920
	Performance Food Group, Inc.(c)(e)
	1,150,000	5.500		10/15/27	1,198,875
	Post Holdings, Inc.(c)(e)
	5,984,000	4.625		04/15/30	6,013,920
	United Natural Foods, Inc.(c)(e)
	1,455,000	6.750		10/15/28	1,571,400
	US Foods, Inc.(c)(e)
	2,690,000	4.750		02/15/29	2,716,900

					27,458,983

Forest Products&Paper(c)(e) – 0.0%
	Glatfelter Corp.
	870,000	4.750		11/15/29	886,313

Gaming(c) – 0.3%
	Boyd Gaming Corp.
	2,950,000	4.750		12/01/27	3,027,437
	Genting New York LLC/GENNY Capital, Inc.(e)
	915,000	3.300		02/15/26	904,697
	MGM China Holdings Ltd.(e)
	915,000	4.750		02/01/27	875,655
	MGM Resorts International
	1,832,000	4.750		10/15/28	1,898,410

Corporate Obligations – (continued)
Gaming(c) – (continued)
	Wynn Macau Ltd.(e)
	330,000	5.625		08/26/28	305,128
	550,000	5.125		12/15/29	492,250

					7,503,577

Gas(c) – 0.2%
	AmeriGas Partners LP/AmeriGas Finance Corp.
	4,125,000	5.875		08/20/26	4,599,375
	China Oil & Gas Group, Ltd.
	360,000	5.500		01/25/23	362,768

					4,962,143

Healthcare Providers & Services – 1.5%
	CAB SELAS(c)(e)
EUR	1,175,000	3.375		02/01/28	1,350,055
	Catalent Pharma Solutions, Inc.(c)(e)
	$1,005,000	3.125		02/15/29	977,363
	840,000	3.500		04/01/30	833,700
	Chrome Holdco SASU(c)(e)
EUR	2,100,000	5.000		05/31/29	2,429,833
	CHS/Community Health Systems, Inc.(c)(e)
	$1,540,000	6.125		04/01/30	1,509,200
	2,170,000	4.750		02/15/31	2,170,000
	DaVita, Inc.(c)(e)
	3,800,000	3.750		02/15/31	3,600,500
	Encompass Health Corp.(c)
	1,200,000	4.500		02/01/28	1,221,000
	HCA, Inc.
	8,870,000	5.000		03/15/24	9,650,915
	250,000	5.875	(c)	02/15/26	284,375
	Laboratoire Eimer Selas(c)(e)
EUR	500,000	5.000		02/01/29	583,867
	Lifepoint Health, Inc.(c)(e)
	$2,635,000	5.375		01/15/29	2,582,300
	Mozart Debt Merger Sub, Inc.(c)(e)
	3,270,000	3.875		04/01/29	3,257,737
	2,285,000	5.250		10/01/29	2,322,017
	Select Medical Corp.(c)(e)
	1,700,000	6.250		08/15/26	1,776,500
	Tenet Healthcare Corp.(c)(e)
	2,000,000	6.250		02/01/27	2,075,000

					36,624,362

Holding Companies-Diversified(c) – 0.0%
	KOC Holding A/S
	700,000	6.500		03/11/25	736,444

Home Builders – 0.7%
	Brookfield Residential Properties, Inc./Brookfield Residential US LLC(c)(e)
	1,642,000	4.875		02/15/30	1,639,948
	Century Communities, Inc.(c)(e)
	4,550,000	3.875		08/15/29	4,521,562
	Installed Building Products, Inc.(c)(e)
	800,000	5.750		02/01/28	838,000
	LGI Homes, Inc.(c)(e)
	3,698,000	4.000		07/15/29	3,591,682

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2021

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Home Builders – (continued)
	PulteGroup, Inc.
	$3,000,000	7.875%		06/15/32	$4,320,000
	Taylor Morrison Communities, Inc.(c)(e)
	1,301,000	5.125		08/01/30	1,382,313

					16,293,505

Home Furnishings(c)(e) – 0.1%
	Tempur Sealy International, Inc.
	1,515,000	3.875		10/15/31	1,499,850

Household Products(c) – 0.1%
	Central Garden & Pet Co.
	1,380,000	4.125		10/15/30	1,385,175
	Spectrum Brands, Inc.
	108,000	5.750		07/15/25	110,565

					1,495,740

Housewares(c) – 0.4%
	CD&R Smokey Buyer, Inc.(e)
	1,094,000	6.750		07/15/25	1,154,170
	Newell Brands, Inc.
	1,380,000	6.000		04/01/46	1,728,450
	SWF Escrow Issuer Corp.(e)
	3,255,000	6.500		10/01/29	3,116,662
	The Scotts Miracle-Gro Co.(e)
	3,702,000	4.000		04/01/31	3,655,725
	Turkiye Sise ve Cam Fabrikalari A/S
	530,000	6.950		03/14/26	572,831

					10,227,838

Insurance – 0.9%
	Acrisure LLC/Acrisure Finance, Inc.(c)(e)
	1,550,000	10.125		08/01/26	1,720,500
	2,230,000	4.250		02/15/29	2,151,950
	2,490,000	6.000		08/01/29	2,440,200
	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer(c)(e)
	1,666,000	6.750		10/15/27	1,720,145
	American International Group, Inc.(c)
	2,250,000	3.400		06/30/30	2,436,660
	BroadStreet Partners, Inc.(c)(e)
	2,940,000	5.875		04/15/29	2,891,369
	Fidelity & Guaranty Life Holdings, Inc.(c)(e)
	2,850,000	5.500		05/01/25	3,208,359
	HUB International Ltd.(c)(e)
	1,760,000	7.000		05/01/26	1,817,200
	Sagicor Financial Co. Ltd.(c)(e)
	200,000	5.300		05/13/28	207,300
	Transatlantic Holdings, Inc.
	75,000	8.000		11/30/39	118,266
	USI, Inc.(c)(e)
	1,850,000	6.875		05/01/25	1,870,813

					20,582,762

Internet – 1.9%
	Booking Holdings, Inc.(c)
	2,850,000	4.625		04/13/30	3,360,036

Corporate Obligations – (continued)
Internet – (continued)
	Endure Digital, Inc.(c)(e)
	6,473,000	6.000		02/15/29	5,963,251
	Expedia Group, Inc.(c)
	1,160,000	6.250	(e)	05/01/25	1,325,045
	1,382,000	4.625		08/01/27	1,548,006
	Getty Images, Inc.(c)(e)
	3,720,000	9.750		03/01/27	3,943,200
	Go Daddy Operating Co. LLC/GD Finance Co., Inc.(c)(e)
	1,305,000	5.250		12/01/27	1,352,306
	GrubHub Holdings, Inc.(c)(e)
	3,400,000	5.500		07/01/27	3,476,500
	ION Trading Technologies Sarl(c)(e)
	1,868,000	5.750		05/15/28	1,926,375
	Match Group Holdings II LLC(c)(e)
	1,080,000	3.625		10/01/31	1,047,600
	NortonLifeLock, Inc.(c)(e)
	4,000,000	5.000		04/15/25	4,050,000
	Uber Technologies, Inc.(c)(e)
	3,200,000	7.500		05/15/25	3,408,000
	1,800,000	6.250		01/15/28	1,930,500
	4,090,000	4.500		08/15/29	4,100,225
	United Group BV(c)(e)
EUR	1,225,000	4.625		08/15/28	1,402,211
	VeriSign, Inc.(c)
	$4,000,000	5.250		04/01/25	4,465,920
	Vnet Group, Inc.(e)(f)
	770,000	0.000		02/01/26	626,947

					43,926,122

Investment Companies – 0.0%
	Huarong Finance 2017 Co. Ltd.
	200,000	4.250		11/07/27	189,563

Iron/Steel – 0.2%
	ABJA Investment Co. Pte Ltd.
	650,000	5.950		07/31/24	708,500
	CAP SA(c)(e)
	200,000	3.900		04/27/31	192,000
	Cleveland-Cliffs, Inc.(c)
	2,250,000	5.875		06/01/27	2,337,187
	1,620,000	4.875	(e)	03/01/31	1,684,800
	Metinvest B.V.(c)
	200,000	7.750		04/23/23	211,100
	200,000	8.500		04/23/26	224,975
	Samarco Mineracao SA(a)
	200,000	4.125		11/01/22	126,413
	Vale Overseas Ltd.(c)
	460,000	3.750		07/08/30	469,200

					5,954,175

Leisure Time – 0.2%
	NCL Corp. Ltd.(c)(e)
	3,550,000	3.625		12/15/24	3,341,437
	Royal Caribbean Cruises Ltd.
	955,000	5.250		11/15/22	980,069
	TUI Cruises GmbH(c)(e)
EUR	1,100,000	6.500		05/15/26	1,302,373

					5,623,879

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Lodging(c)(e) – 0.2%
	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc
	$3,795,000	5.000%		06/01/29	$3,861,412
	Marriott Ownership Resorts, Inc.
	710,000	4.500		06/15/29	710,888
	Travel + Leisure Co.
	598,000	6.625		07/31/26	667,518

					5,239,818

Machinery – Construction & Mining(c)(e) – 0.1%
	Vertiv Group Corp.
	2,956,000	4.125		11/15/28	2,941,220

Machinery-Diversified(c)(e) – 0.1%
	Titan Acquisition Ltd./Titan Co-Borrower LLC
	588,000	7.750		04/15/26	597,555
	TK Elevator Holdco GmbH
	2,625,000	7.625		07/15/28	2,779,219

					3,376,774

Media – 3.5%
	Altice Financing SA(c)(e)
EUR	2,975,000	4.250		08/15/29	3,365,503
	AMC Networks, Inc.(c)
	$1,800,000	4.750		08/01/25	1,845,000
	CCO Holdings LLC/CCO Holdings Capital Corp.(c)(e)
	4,980,000	4.750		03/01/30	5,123,175
	6,580,000	4.250		01/15/34	6,366,150
	Charter Communications Operating LLC/Charter Communications Operating Capital(c)
	12,000,000	6.384		10/23/35	15,589,560
	Comcast Corp.(c)
	2,827,000	2.800		01/15/51	2,723,079
	CSC Holdings LLC(c)(e)
	2,298,000	4.625		12/01/30	2,105,542
	5,372,000	5.000		11/15/31	4,975,815
	Cumulus Media New Holdings, Inc.(c)(e)
	2,421,000	6.750		07/01/26	2,517,840
	Diamond Sports Group LLC/Diamond Sports Finance Co.(c)(e)
	3,345,000	6.625		08/15/27	986,775
	DIRECTV Holdings LLC/DIRECTV Financing Co, Inc.(c)(e)
	2,695,000	5.875		08/15/27	2,792,694
	DISH DBS Corp.
	1,700,000	7.375	(c)	07/01/28	1,782,875
	4,195,000	5.125		06/01/29	4,037,687
	Gray Television, Inc.(c)(e)
	2,125,000	7.000		05/15/27	2,273,750
	iHeartCommunications, Inc.(c)
	2,380,000	8.375		05/01/27	2,534,700
	550,000	4.750	(e)	01/15/28	553,438
	LCPR Senior Secured Financing DAC(c)(e)
	3,156,000	5.125		07/15/29	3,199,395
	News Corp.(c)(e)
	2,470,000	3.875		05/15/29	2,507,050
	Nexstar Media, Inc.(c)(e)
	1,500,000	5.625		07/15/27	1,582,500

Corporate Obligations – (continued)
Media – (continued)
	Scripps Escrow II, Inc.(c)(e)
	1,305,000	5.375		01/15/31	1,277,269
	Scripps Escrow, Inc.(c)(e)
	1,050,000	5.875		07/15/27	1,068,375
	Sinclair Television Group, Inc.(c)(e)
	2,100,000	5.875		03/15/26	2,147,250
	Sirius XM Radio, Inc.(c)(e)
	820,000	3.125		09/01/26	821,025
	2,260,000	3.875		09/01/31	2,169,600
	TEGNA, Inc.(c)
	2,300,000	4.625		03/15/28	2,311,500
	Townsquare Media, Inc.(c)(e)
	2,038,000	6.875		02/01/26	2,144,995
	Urban One, Inc.(c)(e)
	1,690,000	7.375		02/01/28	1,768,163
	Ziggo B.V.(c)(e)
	1,628,000	4.875		01/15/30	1,654,455
	Ziggo Bond Co. B.V.(c)(e)
EUR	675,000	3.375		02/28/30	767,643
	$500,000	5.125		02/28/30	507,500

					83,500,303

Mining – 0.7%
	AngloGold Ashanti Holdings PLC(c)
	360,000	3.375		11/01/28	357,840
	Constellium SE(c)(e)
	2,585,000	3.750		04/15/29	2,488,062
	Endeavour Mining PLC(c)(e)
	200,000	5.000		10/14/26	201,490
	First Quantum Minerals Ltd.(c)(e)
	4,000,000	7.250		04/01/23	4,074,000
	Freeport-McMoRan, Inc.(c)
	2,000,000	5.400		11/14/34	2,432,500
	Glencore Finance Canada Ltd.(e)
	3,000,000	5.550		10/25/42	3,811,740
	Novelis Corp.(c)(e)
	2,400,000	4.750		01/30/30	2,487,000
	Vedanta Resources Finance II PLC(c)(e)
	200,000	9.250		04/23/26	191,000

					16,043,632

Miscellaneous Manufacturing(c) – 0.2%
	General Electric Co.(d) (3M USD LIBOR + 3.330%)
	4,477,000	3.446		12/31/99	4,365,165
	Hillenbrand, Inc.
	1,349,000	3.750		03/01/31	1,328,765

					5,693,930

Multi-National – 0.1%
	The African Export-Import Bank(c)
	550,000	3.994		09/21/29	573,414
	210,000	3.798	(e)	05/17/31	215,130
	The Eastern & Southern African Trade & Development Bank
	370,000	5.375		03/14/22	373,282
	200,000	4.125		06/30/28	202,350

					1,364,176

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2021

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Office & Business Equipment(c) – 0.1%
	CDW LLC/CDW Finance Corp.
	$1,440,000	4.125%		05/01/25	$1,483,200
	Xerox Holdings Corp.(e)
	1,055,000	5.000		08/15/25	1,094,563

					2,577,763

Oil Field Services – 2.0%
	Bonanza Creek Energy, Inc.(c)(e)
	1,345,000	5.000		10/15/26	1,358,450
	California Resources Corp.(c)(e)
	2,135,000	7.125		02/01/26	2,247,088
	Cenovus Energy, Inc.(c)
	984,000	5.375		07/15/25	1,105,583
	Chesapeake Energy Corp.
	2,000,000	5.500		09/15/26	55,000
	Cia General de Combustibles SA(e)
	560,000	9.500		03/08/25	555,625
	Continental Resources, Inc.(c)(e)
	1,306,000	5.750		01/15/31	1,560,670
	DNO ASA(c)(e)
	420,000	8.375		05/29/24	434,700
	330,000	7.875		09/09/26	340,296
	EQT Corp.(c)(e)
	2,375,000	3.625		05/15/31	2,419,531
	Gazprom PJSC via Gaz Finance PLC
	400,000	2.950		01/27/29	390,625
	Genel Energy Finance 4 PLC(c)(e)
	200,000	9.250		10/14/25	207,100
	Geopark Ltd.(c)(e)
	200,000	5.500		01/17/27	198,725
	Kosmos Energy Ltd.(c)
	500,000	7.125		04/04/26	495,000
	Leviathan Bond Ltd.(c)(e)
	470,000	5.750		06/30/23	485,216
	Lukoil Securities B.V.(e)
	500,000	3.875		05/06/30	518,650
	MEG Energy Corp.(c)(e)
	2,480,000	7.125		02/01/27	2,597,800
	1,250,000	5.875		02/01/29	1,281,250
	Nabors Industries, Inc.(c)(e)
	2,645,000	9.000		02/01/25	2,730,962
	Noble Finance Co.(c)(g)
	(PIK 15.000%, Cash 11.000%)
	55,098	11.000	(e)	02/15/28	60,608
	(PIK 15.000%, Cash 11.000%)
	564,689	11.000		02/15/28	621,158
	Occidental Petroleum Corp.(c)
	2,180,000	8.000		07/15/25	2,575,125
	2,550,000	6.625		09/01/30	3,114,187
	Petroleos Mexicanos
	210,000	6.490	(c)	01/23/27	222,999
	290,000	6.500		03/13/27	308,053
	200,000	6.375		01/23/45	170,620
	Range Resources Corp.(c)
	1,470,000	5.000		03/15/23	1,503,075
	SEPLAT Energy PLC(c)(e)
	630,000	7.750		04/01/26	645,309

Corporate Obligations – (continued)
Oil Field Services – (continued)
	ShaMaran Petroleum Corp.(c)(e)
	260,000	12.000		07/30/25	256,750
	Sunoco LP/Sunoco Finance Corp.(c)
	1,720,000	4.500		05/15/29	1,737,200
	TechnipFMC PLC(c)(e)
	2,905,000	6.500		02/01/26	3,093,825
	Tecpetrol SA(c)
	390,000	4.875		12/12/22	390,039
	Tiger Holdco Pte Ltd.(c)(e)(g)
	205,031	13.000		06/10/23	207,274
	Transocean Poseidon Ltd.(c)(e)
	1,041,000	6.875		02/01/27	1,041,000
	Transocean, Inc.(c)(e)
	8,190,000	11.500		01/30/27	8,456,175
	USA Compression Partners LP/USA Compression Finance Corp.(c)
	4,480,000	6.875		04/01/26	4,614,400

					48,000,068

Packaging – 1.2%
	ARD Finance SA(c)(g) (PIK 5.750%, Cash 5.000%)
EUR	1,850,000	5.000		06/30/27	2,197,475
	Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC(c)
	961,000	3.000		09/01/29	1,087,531
	Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC(c)(e)
	$3,088,000	4.000		09/01/29	3,060,980
	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(c)(e)
	3,295,000	5.250		08/15/27	3,286,762
	Berry Global, Inc.(c)(e)
	1,308,000	4.500		02/15/26	1,327,620
	2,000,000	5.625		07/15/27	2,092,500
	Graphic Packaging International LLC(e)
	646,000	3.500		03/15/28	649,230
	Kleopatra Finco S.a.r.l.(c)(e)
EUR	950,000	4.250		03/01/26	1,051,889
	Kleopatra Holdings 2 SCA(c)(e)
	950,000	6.500		09/01/26	995,189
	LABL, Inc.(c)(e)
	$1,750,000	6.750		07/15/26	1,813,438
	Owens-Brockway Glass Container, Inc.(e)
	1,750,000	5.875		08/15/23	1,841,875
	Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC/Reynolds Gro(c)(e)
	1,410,000	4.000		10/15/27	1,374,750
	Pactiv LLC
	2,845,000	8.375		04/15/27	3,172,175
	SAN Miguel Industrias Pet SA / NG PET R&P Latin America SA(c)(e)
	290,000	3.500		08/02/28	283,838
	Sealed Air Corp.(e)
	1,843,000	6.875		07/15/33	2,356,736
	Trivium Packaging Finance B.V.(c)(e)
	1,075,000	5.500		08/15/26	1,116,656
	1,300,000	8.500		08/15/27	1,369,875

					29,078,519

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Pharmaceuticals(c) – 1.7%
	AbbVie, Inc.
	$6,650,000	3.200%		11/21/29	$7,112,773
	AdaptHealth LLC(e)
	1,445,000	6.125		08/01/28	1,526,281
	670,000	4.625		08/01/29	663,300
	1,020,000	5.125		03/01/30	1,022,550
	Bausch Health Cos., Inc.(e)
	1,350,000	5.000		01/30/28	1,245,375
	1,350,000	5.250		01/30/30	1,220,063
	Becton Dickinson & Co.
	3,200,000	2.823		05/20/30	3,326,944
	Cheplapharm Arzneimittel GmbH(e)
	1,268,000	5.500		01/15/28	1,306,040
	CVS Health Corp.
	4,715,000	3.750		04/01/30	5,195,741
	Herbalife Nutrition Ltd./HLF Financing, Inc.(e)
	1,312,000	7.875		09/01/25	1,412,040
	HLF Financing S.a.r.l. LLC/Herbalife International, Inc.(e)
	4,199,000	4.875		06/01/29	4,209,497
	Jazz Securities DAC(e)
	2,830,000	4.375		01/15/29	2,909,410
	Organon & Co./Organon Foreign Debt Co.-Issuer BV(e)
	725,000	4.125		04/30/28	734,969
	1,950,000	5.125		04/30/31	2,003,625
	Prestige Brands, Inc.(e)
	1,855,000	3.750		04/01/31	1,785,438
	Utah Acquisition Sub, Inc.
	3,000,000	3.950		06/15/26	3,263,490
	Vizient, Inc.(e)
	580,000	6.250		05/15/27	604,650

					39,542,186

Pipelines – 3.9%
	Buckeye Partners LP(c)
	2,100,000	4.350		10/15/24	2,199,750
	4,636,000	3.950		12/01/26	4,746,105
	929,000	4.125		12/01/27	937,129
	1,217,000	4.500	(e)	03/01/28	1,209,394
	Cheniere Energy Partners LP(c)
	1,800,000	4.500		10/01/29	1,917,000
	CNX Midstream Partners LP(c)(e)
	1,210,000	4.750		04/15/30	1,208,487
	CQP Holdco LP/BIP-V Chinook Holdco LLC(c)(e)
	4,130,000	5.500		06/15/31	4,305,525
	DCP Midstream Operating LP(e)
	4,000,000	6.750		09/15/37	5,300,000
	DT Midstream, Inc.(c)(e)
	4,130,000	4.375		06/15/31	4,181,625
	Energy Transfer LP
	4,000,000	4.250	(c)	03/15/23	4,147,920
	2,985,000	6.625		10/15/36	3,881,754
	Enterprise Products Operating LLC(c)(d) (3M USD LIBOR + 2.778%)
	1,000,000	2.897		06/01/67	932,890
	Genesis Energy LP/Genesis Energy Finance Corp.(c)
	2,010,000	7.750		02/01/28	1,979,850

Corporate Obligations – (continued)
Pipelines – (continued)
	Global Partners LP/GLP Finance Corp.(c)
	2,055,000	6.875		01/15/29	2,126,925
	ITT Holdings LLC(c)(e)
	1,250,000	6.500		08/01/29	1,253,125
	Kinder Morgan Energy Partners LP
	7,000,000	7.300		08/15/33	9,786,560
	NGL Energy Operating LLC/NGL Energy Finance Corp.(c)(e)
	2,345,000	7.500		02/01/26	2,374,312
	NuStar Logistics LP(c)
	2,569,000	6.375		10/01/30	2,813,055
	Plains All American Pipeline LP/PAA Finance Corp.(c)
	3,000,000	3.600		11/01/24	3,173,010
	Sabine Pass Liquefaction LLC(c)
	2,275,000	4.200		03/15/28	2,527,548
	Summit Midstream Holdings LLC/Summit Midstream Finance Corp.(c)(e)
	4,780,000	8.500		10/15/26	4,803,900
	Summit Midstream Holdings LLC/Summit Midstream Finance Corp.(c)
	1,135,000	5.500		08/15/22	1,135,454
	3,260,000	5.750		04/15/25	2,909,550
	Summit Midstream Partners LP(a)(c) (3M USD LIBOR + 7.430%)
	3,029,000	9.500		12/31/99	2,422,064
	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(c)(e)
	525,000	6.000		12/31/30	526,313
	4,485,000	6.000		09/01/31	4,440,150
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.(c)
	1,910,000	4.875		02/01/31	2,053,250
	The Williams Cos., Inc.
	7,000,000	7.500		01/15/31	9,678,620
	Venture Global Calcasieu Pass LLC(c)(e)
	3,243,000	4.125		08/15/31	3,356,505

					92,327,770

Real Estate(c) – 0.5%
	ADLER Real Estate AG
EUR	3,200,000	3.000		04/27/26	3,487,383
	IRSA Propiedades Comerciales SA
	$540,000	8.750		03/23/23	516,139
	Realogy Group LLC/Realogy Co-Issuer Corp.(e)
	1,600,000	4.875		06/01/23	1,652,000
	1,950,000	9.375		04/01/27	2,130,375
	2,080,000	5.750		01/15/29	2,147,600
	Redsun Properties Group Ltd.
	230,000	7.300		01/13/25	121,900
	The Howard Hughes Corp.(e)
	1,096,000	4.125		02/01/29	1,098,740

					11,154,137

Real Estate Investment Trust – 0.8%
	American Tower Corp.(c)
	2,125,000	3.950		03/15/29	2,347,594
	Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL(c)(e)
	600,000	5.750		05/15/26	620,991

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2021

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Real Estate Investment Trust – (continued)
	CIBANCO SA Institucion de Banca Multiple Trust CIB/3332(c)(e)
	$390,000	4.375%		07/22/31	$373,464
	Crown Castle International Corp.(c)
	300,000	4.150		07/01/50	346,698
	Growthpoint Properties International Pty Ltd.
	270,000	5.872		05/02/23	283,719
	MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.(c)(e)
	1,306,000	4.625		06/15/25	1,407,215
	MPT Operating Partnership LP/MPT Finance Corp.(c)
	3,000,000	5.000		10/15/27	3,157,320
	2,680,000	3.500		03/15/31	2,690,050
	SBA Communications Corp.(c)
	2,637,000	3.875		02/15/27	2,719,406
	Starwood Property Trust, Inc.(c)
	2,700,000	4.750		03/15/25	2,838,375
	VICI Properties LP/VICI Note Co., Inc.(c)(e)
	1,526,000	3.500		02/15/25	1,556,520

					18,341,352

Retailing – 2.3%
	Ambience Merger Sub, Inc.(c)(e)
	2,505,000	4.875		07/15/28	2,454,900
	2,495,000	7.125		07/15/29	2,395,200
	Arko Corp.(c)(e)
	1,770,000	5.125		11/15/29	1,734,600
	AutoNation, Inc.(c)
	961,000	4.750		06/01/30	1,116,701
	Beacon Roofing Supply, Inc.(c)(e)
	2,560,000	4.125		05/15/29	2,531,200
	Carvana Co.(c)(e)
	850,000	5.500		04/15/27	856,375
	4,235,000	4.875		09/01/29	4,102,656
	eG Global Finance PLC(c)(e)
	3,800,000	6.750		02/07/25	3,880,750
	Eurotorg LLC Via Bonitron DAC(e)
	560,000	9.000		10/22/25	581,175
	Foundation Building Materials, Inc.(c)(e)
	820,000	6.000		03/01/29	792,325
	GYP Holdings III Corp.(c)(e)
	1,160,000	4.625		05/01/29	1,156,396
	InRetail Consumer(c)
	200,000	3.250		03/22/28	195,913
	IRB Holding Corp.(c)(e)
	2,710,000	6.750		02/15/26	2,770,975
	Kohl S Corp.(c)
	1,125,000	3.375		05/01/31	1,142,235
	LCM Investments Holdings II LLC(c)(e)
	3,020,000	4.875		05/01/29	3,080,400
	Park River Holdings, Inc.(c)(e)
	610,000	5.625		02/01/29	569,588
	Penske Automotive Group, Inc.(c)
	2,179,000	3.750		06/15/29	2,157,210
	Specialty Building Products Holdings LLC/SBP Finance Corp.(c)(e)
	3,446,000	6.375		09/30/26	3,575,225

Corporate Obligations – (continued)
Retailing – (continued)
	SRS Distribution, Inc.(c)(e)
	1,912,000	4.625		07/01/28	1,955,020
	3,525,000	6.125		07/01/29	3,630,750
	Suburban Propane Partners LP/Suburban Energy Finance Corp.(c)(e)
	2,245,000	5.000		06/01/31	2,289,900
	The Cheesecake Factory, Inc.
	353,000	0.375		06/15/26	319,955
	The Gap, Inc.(c)(e)
	1,275,000	3.625		10/01/29	1,247,906
	1,275,000	3.875		10/01/31	1,249,500
	The Home Depot, Inc.(c)
	1,170,000	3.350		04/15/50	1,300,396
	The Michaels Cos., Inc.(c)(e)
	4,444,000	7.875		05/01/29	4,488,440
	Yum! Brands, Inc.(c)(e)
	63,000	7.750		04/01/25	66,780
	3,064,000	4.750		01/15/30	3,278,480

					54,920,951

Semiconductors(c) – 0.7%
	Amkor Technology, Inc.(e)
	1,398,000	6.625		09/15/27	1,485,375
	AMS AG(e)
	1,682,000	7.000		07/31/25	1,774,510
	Broadcom, Inc.
	3,723,000	4.150		11/15/30	4,092,880
	2,069,000	3.469	(e)	04/15/34	2,131,256
	1,856,000	3.137	(e)	11/15/35	1,828,030
	3,319,000	3.187	(e)	11/15/36	3,257,565
	NXP B.V./NXP Funding LLC/NXP USA, Inc.(e)
	982,000	3.400		05/01/30	1,053,205
	Qorvo, Inc.
	750,000	4.375		10/15/29	805,313

					16,428,134

Software(c) – 1.1%
	Brunello Bidco SpA(e)
EUR	3,100,000	3.500		02/15/28	3,551,634
	Castle US Holding Corp.(e)
	$2,824,000	9.500		02/15/28	2,954,610
	Clarivate Science Holdings Corp.(e)
	2,661,000	3.875		07/01/28	2,631,064
	2,401,000	4.875		07/01/29	2,388,995
	Elastic NV(e)
	1,835,000	4.125		07/15/29	1,821,237
	Nuance Communications, Inc.
	3,000,000	5.625		12/15/26	3,090,000
	Oracle Corp.
	1,405,000	3.600		04/01/50	1,435,334
	Playtika Holding Corp.(e)
	3,198,000	4.250		03/15/29	3,190,005
	PTC, Inc.(e)
	4,000	3.625		02/15/25	4,065
	ROBLOX Corp.(e)
	1,975,000	3.875		05/01/30	1,975,000

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Software(c) – (continued)
	SS&C Technologies, Inc.(e)
	$850,000	5.500%		09/30/27	$892,500
	ZoomInfo Technologies LLC/ZoomInfo Finance Corp.(e)
	1,450,000	3.875		02/01/29	1,440,938

					25,375,382

Sovereign(c)(d) – 0.3%
	CoBank ACB (3M USD LIBOR + 4.660%)
	5,350,000	6.250		12/31/99	6,043,520

Telecommunication Services – 1.8%
	Altice France SA(c)(e)
	4,695,000	5.500		10/15/29	4,601,100
	AT&T, Inc.(c)
	3,000,000	5.250		03/01/37	3,726,120
	CommScope, Inc.(c)(e)
	1,100,000	6.000		03/01/26	1,135,750
	1,430,000	7.125		07/01/28	1,410,338
	Digicel Group Holdings Ltd.(c)(e)(g) (PIK 3.000%, Cash 5.000%)
	636,797	8.000		04/01/25	612,440
	Frontier Communications Holdings LLC(c)(e)
	873,000	5.000		05/01/28	890,460
	Intelsat Jackson Holdings SA(a)(c)
	708,000	5.500		08/01/23	350,460
	4,800,000	8.000	(e)	02/15/24	4,896,000
	3,000,000	8.500	(e)	10/15/24	1,545,000
	Lorca Telecom Bondco SA(c)(e)
EUR	1,525,000	4.000		09/18/27	1,776,668
	Lumen Technologies, Inc.
	$1,450,000	5.125	(c)(e)	12/15/26	1,486,250
	2,870,000	7.650		03/15/42	3,149,825
	MTN Mauritius Investments Ltd.
	420,000	6.500		10/13/26	474,416
	Network i2i, Ltd.(c)(d) (5 year CMT + 4.274%)
	360,000	5.650		12/31/99	380,430
	Nokia of America Corp.
	3,000,000	6.450		03/15/29	3,390,000
	Sprint Capital Corp.
	1,150,000	8.750		03/15/32	1,716,375
	T-Mobile USA, Inc.(c)
	1,896,000	4.500		04/15/50	2,240,901
	Telecom Argentina SA(e)
	608,000	8.500		08/06/25	588,544
	Telecom Italia Capital SA
	3,025,000	7.200		07/18/36	3,667,812
	1,000,000	7.721		06/04/38	1,275,000
	Verizon Communications, Inc.
	3,000,000	5.250		03/16/37	3,897,900

					43,211,789

Toys/Games/Hobbies(c) – 0.2%
	Mattel, Inc.
	2,475,000	3.150		03/15/23	2,527,594
	2,185,000	3.375	(e)	04/01/26	2,245,087

					4,772,681

Corporate Obligations – (continued)
Transportation(e) – 0.0%
	Cargo Aircraft Management, Inc.(c)
	785,000	4.750		02/01/28	799,719
	MV24 Capital B.V.
	317,482	6.748		06/01/34	327,462

					1,127,181

Trucking & Leasing(c)(e) – 0.1%
	Fortress Transportation & Infrastructure Investors LLC
	2,220,000	5.500		05/01/28	2,225,550

	TOTAL CORPORATE OBLIGATIONS (Cost $1,078,905,048)				$1,117,718,591

Mortgage-Backed Obligations(d) – 0.0%
Collateralized Mortgage Obligation – 0.0%
Sequential Floating Rate – 0.0%
	Merrill Lynch Alternative Note Asset Trust Series 2007-OAR3, Class A1 (1M USD LIBOR + 0.190%)
	$163,287	0.279%		07/25/47	$150,850
	(Cost $63,274)

	TOTAL MORTGAGE-BACKED OBLIGATIONS
	(Cost $63,274)				$150,850

Foreign Debt Obligations – 0.2%
Sovereign – 0.2%
	Oman Government International Bond
	$280,000	5.625%		01/17/28	$295,050
	200,000	6.250	(e)	01/25/31	216,063
	Republic of Ecuador(e)(f)
	57,283	0.000		07/31/30	30,503
	Republic of Egypt
EUR	590,000	4.750		04/11/25	683,958
	Republic of Nigeria
	$690,000	6.500		11/28/27	700,695
	Republic of Pakistan
	590,000	6.000		04/08/26	591,540
	Republic of Turkey
	760,000	6.125		10/24/28	744,942
	Ukraine Government Bond
	680,000	7.750		09/01/23	725,178

	TOTAL FOREIGN DEBT OBLIGATIONS (Cost $3,809,711)				$3,987,929

Bank Loans(i) – 8.2%
Aerospace & Defense(d) – 0.2%
	ADS Tactical, Inc. (3M LIBOR + 5.750%)
	$4,408,481	6.750%		03/19/26	$4,430,523

Automotive(d) – 0.6%
	Adient US LLC (1M LIBOR + 3.500%)
	2,817,938	3.587		04/08/28	2,817,430

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2021

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(i) – (continued)
Automotive(d) – (continued)
	First Brands Group LLC
	(3M LIBOR + 5.000%)
	$2,139,250	6.000%	03/30/27	$2,155,294
	(3M LIBOR + 8.500%)
	2,900,000	9.500	03/30/28	2,921,750
	Garrett LX I S.a.r.l. (3M LIBOR + 3.250%)
	2,800,000	3.750	04/30/28	2,787,764
	OEConnection LLC (1M LIBOR + 4.000%)
	2,556,385	4.087	09/25/26	2,545,725

				13,227,963

Automotive – Parts(d) – 0.0%
	Rough Country LLC (3M LIBOR + 6.750%)
	800,000	7.500	07/26/29	798,000

Building & Construction Materials – 0.2%
	KKR Apple Bidco LLC(d)
	4,200,000	3.500	09/22/28	4,189,500
	KKR Apple Bidco LLC(j)
	325,000	0.000	09/21/29	329,332

				4,518,832

Chemicals(d) – 0.2%
	Momentive Performance Materials, Inc. (1M LIBOR + 3.250%)
	2,101,625	3.340	05/15/24	2,097,254
	Starfruit Finco B.V. (1M LIBOR + 2.750%)
	2,387,528	2.839	10/01/25	2,368,141
	W.R. Grace & Co.-Conn. (3M LIBOR + 3.750%)
	1,100,000	4.250	09/22/28	1,102,475

				5,567,870

Commercial Services(d) – 0.1%
	Allied Universal Holdco LLC (3M LIBOR + 3.750%)
	1,450,000	4.250	05/12/28	1,449,101

Consumer Cyclical Services(d) – 0.1%
	The Hertz Corp.
	(1M LIBOR + 3.500%)
	2,685,825	4.000	06/30/28	2,688,296
	(1M LIBOR + 3.500%)
	507,443	4.000	06/30/28	507,910

				3,196,206

Consumer Discretionary(d) – 0.1%
	Hunter Fan Co. (3M LIBOR + 5.000%)
	2,793,000	5.750	04/09/28	2,777,862

Diversified Financial Services(d) – 0.3%
	Edelman Financial Center LLC (1M LIBOR + 3.500%)
	3,555,240	4.250	04/07/28	3,551,258
	Fiserv Investment Solutions, Inc. (3M LIBOR + 4.000%)
	641,875	4.155	02/18/27	642,478
	Syncapay, Inc. (3M LIBOR + 6.500%)
	2,109,688	7.500	12/10/27	2,111,671

				6,305,407

Electronics(d) – 0.2%
	Ingram Micro Inc. (3M LIBOR + 3.500%)
	3,366,563	4.000	06/30/28	3,373,296

Bank Loans(i) – (continued)
Entertainment(d) – 0.0%
	Scientific Games International, Inc. (1M LIBOR + 2.750%)
	994,845	2.837	08/14/24	990,209

Environmental(d) – 0.1%
	Packers Holdings LLC (3M LIBOR + 3.250%)
	2,438,472	4.000	03/09/28	2,427,816

Food & Drug Retailing(d) – 0.0%
	B&G Foods, Inc. (1M LIBOR + 2.500%)
	619,375	2.587	10/10/26	620,663

Health Care – Pharmaceuticals(d) – 0.2%
	Jazz Financing Lux S.a.r.l. (1M LIBOR + 3.500%)
	5,586,000	4.000	05/05/28	5,592,983

Health Care – Services(d) – 0.2%
	ICON Luxembourg S.a.r.l.
	(3M LIBOR + 2.500%)
	998,178	3.000	07/03/28	998,069
	(3M LIBOR + 2.500%)
	248,697	3.000	07/03/28	248,669
	U.S. Renal Care, Inc. (1M LIBOR + 5.500%)
	2,400,000	6.500	06/26/26	2,398,512
	Verscend Holding Corp. (1M LIBOR + 4.000%)
	1,361,581	4.087	08/27/25	1,363,283

				5,008,533

Healthcare Providers & Services(d) – 0.2%
	Insulet Corp. (1M LIBOR + 3.250%)
	1,396,500	3.750	05/04/28	1,397,813
	RegionalCare Hospital Partners Holdings, Inc. (1M LIBOR + 3.750%)
	3,200,000	3.837	11/16/25	3,190,784

				4,588,597

Home Construction(j) – 0.2%
	Chamberlain Group Inc
	4,425,000	0.000	11/03/28	4,415,796

Industrial Services(d) – 0.1%
	LaserShip, Inc. (3M LIBOR + 4.500%)
	2,450,000	5.250	05/07/28	2,451,544

Machinery(d) – 0.0%
	Brown Group Holding LLC (3M LIBOR + 2.750%)
	994,225	3.250	06/07/28	991,123

Machinery-Diversified(d) – 0.1%
	Engineered Machinery Holdings, Inc.
	(3M EURIBOR + 3.750%)
EUR	875,000	3.750	05/05/28	1,007,990
	(3M LIBOR + 3.750%)
	1,871,124	4.500	05/19/28	1,871,891

				2,879,881

Media(d) – 0.5%
	CSC Holdings LLC
	(1M LIBOR + 2.250%)
	1,676,473	2.340	07/17/25	1,636,137
	(1M LIBOR + 2.500%)
	3,735,342	2.590	04/15/27	3,655,966

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(i) – (continued)
Media(d) – (continued)
Cumulus Media New Holdings, Inc. (1M LIBOR + 3.750%)
$627,661	4.750%	03/31/26	$626,537
DirecTV Financing, LLC (3M LIBOR + 5.000%)
2,575,000	5.750	07/22/27	2,576,236
Syndigo LLC
(3M LIBOR + 4.500%)
2,064,625	5.250	12/15/27	2,069,787
(3M LIBOR + 8.000%)
625,000	8.750	12/15/28	623,437

			11,188,100

Media – Broadcasting & Radio(d) – 0.2%
Getty Images, Inc. (1M LIBOR + 4.500%)
1,923,846	4.587	02/19/26	1,923,038
Grinding Media, Inc.
2,675,000	4.122	10/12/28	2,678,344

			4,601,382

Media – Cable(d) – 0.1%
ConnectWise, LLC (3M LIBOR + 3.500%)
$2,000,000	4.000	09/29/28	1,997,140

Media – Non Cable(d) – 0.1%
Terrier Media Buyer, Inc. (1M LIBOR + 3.500%)
1,179,090	3.587	12/17/26	1,174,079

Oil Field Services(d) – 0.1%
Apergy Corp. (1M LIBOR + 5.000%)
3,269,231	6.000	06/03/27	3,317,256

Packaging – 0.4%
Flex Acquisition Co., Inc.(d) (3M LIBOR + 3.000%)
2,766,121	3.131	06/29/25	2,743,329
LABL, Inc.(j)
1,900,000	0.000	10/29/28	1,886,947
Pretium PKG Holdings, Inc.(d) (6M LIBOR + 4.000%)
1,200,000	4.500	10/02/28	1,202,856
Reynolds Group Holdings, Inc.(d) (1M LIBOR + 3.250%)
1,066,938	3.337	02/05/26	1,059,533
Trident TPI Holdings, Inc.(d)
(3M LIBOR + 2.000%)
105,130	4.500	09/15/28	105,281
(3M LIBOR + 4.000%)
1,839,130	4.500	09/15/28	1,841,760

			8,839,706

Pharmaceuticals(d) – 0.5%
Bausch Health Cos., Inc. (1M LIBOR + 3.000%)
5,337,706	3.087	06/02/25	5,324,042
Gainwell Acquisition Corp. (3M LIBOR + 4.000%)
6,352,000	4.750	10/01/27	6,362,798

			11,686,840

Retailers(d) – 0.1%
TruGreen LP (3M LIBOR + 8.500%)
2,650,000	9.500	11/02/28	2,676,500

Retailing(d) – 0.1%
Rough Country LLC (3M LIBOR + 3.500%)
1,950,000	4.250	07/26/28	1,948,791

Bank Loans(i) – (continued)
Semiconductors(d) – 0.0%
Allegro Microsystems, Inc. (3M LIBOR + 3.750%)
73,077	4.250	09/30/27	72,894

Services Cyclical – Business Services(d) – 0.2%
EVO Payments International LLC (1M LIBOR + 3.250%)
2,680,890	3.340	12/22/23	2,676,976
Travelport Finance (Luxembourg) S.a.r.l. (3M LIBOR + 1.500%)
1,629,307	3.500	02/28/25	1,685,730

			4,362,706

Services Cyclical – Consumer Services(d) – 0.1%
Asurion LLC (1M LIBOR + 3.250%)
3,300,199	3.337	12/23/26	3,265,646

Technology – Software/Services – 2.2%
AppLovin Corp.(d) (1M LIBOR + 3.250%)
843,495	3.337	08/15/25	840,332
Banff Merger Sub, Inc.(d) (3M LIBOR + 3.750%)
4,342,425	3.882	10/02/25	4,310,204
Ceridian HCM Holding, Inc.(d) (1 Week LIBOR + 2.500%)
2,910,000	2.574	04/30/25	2,874,149
Cloudera, Inc.(d) (3M LIBOR + 3.750%)
3,250,000	4.250	10/08/28	3,241,875
DCert Buyer, Inc.(d)
(1M LIBOR + 4.000%)
2,070,919	4.087	10/16/26	2,071,147
(1M LIBOR + 7.000%)
2,700,000	7.087	02/16/29	2,719,764
Endure Digital, Inc.(d) (3M LIBOR + 3.500%)
2,019,938	4.250	02/10/28	1,983,740
Epicor Software Corp.(d)
(1M LIBOR + 3.250%)
4,059,000	4.000	07/30/27	4,053,602
(1M LIBOR + 7.750%)
1,275,000	8.750	07/31/28	1,307,194
Grab Holdings, Inc.(d) (1M LIBOR + 4.500%)
3,034,750	5.500	01/29/26	3,057,511
Idera, Inc.(d)
(1M LIBOR + 6.750%)
405,000	7.500	03/02/29	407,025
(3M LIBOR + 3.500%)
2,389,625	4.500	03/02/28	2,384,655
Loyalty Ventures Inc(j)
2,650,000	0.000	11/03/27	2,633,437
MedAssets Software Intermediate Holdings, Inc.(d) (3M LIBOR + 3.750%)
1,147,125	3.886	01/28/28	1,147,848
Peraton Corp.(d) (1M LIBOR + 7.750%)
1,800,000	8.500	02/01/29	1,836,000
Taboola.com Ltd(d) (3M LIBOR + 4.000%)
3,925,000	4.500	08/17/28	3,915,187
The Dun & Bradstreet Corp.(d) (1M LIBOR + 3.250%)
3,500,299	3.338	02/06/26	3,484,688
The Ultimate Software Group, Inc.(d)
(1M LIBOR + 3.750%)
1,617,000	3.837	05/04/26	1,618,746
(3M LIBOR + 3.250%)
173,253	4.000	05/04/26	173,449

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(i) – (continued)
Technology – Software/Services – (continued)
The Ultimate Software Group, Inc.(d) (continued)
(3M LIBOR + 6.750%)
$100,000	7.500%	05/03/27	$101,667
Tibco Software Inc.(j)
2,950,000	0.000	06/30/26	2,900,823
Virtusa Corp.(d)
3,776,025	4.500	02/11/28	3,791,356

			50,854,399

Telecommunication Services(d) – 0.4%
Hoya Midco LLC (1M LIBOR + 3.500%)
5,692,554	4.500	06/30/24	5,686,349
Level 3 Financing, Inc. (1M LIBOR + 1.750%)
2,023,967	1.837	03/01/27	1,996,502
Sorenson Communications LLC (3M LIBOR + 5.500%)
831,250	6.250	03/12/26	835,406

			8,518,257

Wireless Telecommunications(d) – 0.1%
Intelsat Jackson Holdings SA (1M PRIME + 4.750%)
3,000,000	8.000	11/27/23	3,024,990

TOTAL BANK LOANS (Cost $192,244,335)			$193,140,891

Units	Expiration Date	Value

Warrant(a) – 0.0%
Aspect Software, Inc. Class B(b) (Technology – Software/Services)
194,739		$9,737
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)
1,476	09/02/26	45,121
Noble Corp. (Oil, Gas & Consumable Fuels)
5,288	02/05/28	68,744

TOTAL WARRANT (Cost $424,401)		$123,602

Shares	Dividend Rate	Value

Investment Companies(k) – 4.3%
Goldman Sachs Emerging Markets Equity Fund – Class R6
2,524	0.308%	$77,765
Goldman Sachs Financial Square Government Fund – Class R6
45,473,604	0.026	45,473,604
Goldman Sachs Financial Square Government Fund – Institutional Shares
23,234,246	0.026	23,234,246
Goldman Sachs High Yield Fund – Class R6
9,282	4.866	59,776

Investment Companies(k) – (continued)
Goldman Sachs MLP Energy Infrastructure Fund – Class R6
1,315,350	5.558	34,067,573

TOTAL INVESTMENT COMPANIES (Cost $91,886,080)		$102,912,964

TOTAL INVESTMENTS – 98.4%
(Cost $2,077,449,688)		$2,331,264,842

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%		37,845,287

NET ASSETS – 100.0%		$2,369,110,129

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security is currently in default and/or non-income producing.

(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on October 31, 2021.

(e)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(g)	Pay-in-kind securities.

(h)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $677,250, which represents approximately 0.0% of the Fund’s net assets as of October 31, 2021.

(i)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on October 31, 2021. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(j)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(k)	Represents an affiliated issuer.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Currency Abbreviations:
EUR	—Euro
GBP	—British Pound
USD	—U.S. Dollar

Investment Abbreviations:
ADR	—American Depositary Receipt
CMT	—Constant Maturity Treasury Indexes
EURO	—Euro Offered Rate
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
MTN	—Medium Term Note
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
SOFR	—Secured Overnight Funding Rate

The accompanying notes are an integral part of these financial statements.	37

ADDITIONAL INVESTMENT INFORMATION

UNFUNDED LOAN COMMITMENTS — At October 31, 2021, the Fund had unfunded loan commitments which could be extended at the option of the borrowers, pursuant to the following loan agreements:

Borrower	Principal Amount	Current Value	Unrealized Gain (Loss)

Trident TPI Holdings, Inc., due 09/15/28	$155,739	$155,962	$223

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2021, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC	USD	37,254,544	EUR	31,572,556	11/24/21	$739,654
	USD	628,983	GBP	456,753	01/21/22	3,733

TOTAL						$743,387

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

MS & Co. Int. PLC	EUR	5,561,433	USD	6,514,495	11/24/21	$(82,484)
	USD	1,244,420	EUR	1,077,760	11/24/21	(2,051)

						$(84,535)

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At October 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Euro Stoxx 50 Index	2,163	12/17/21	$12,752,181	$940,636
S&P 500 E-Mini Index	149	12/17/21	34,247,650	745,837
Ultra Long U.S. Treasury Bonds	549	12/21/21	107,827,031	(200,943)
2 Year U.S. Treasury Notes	103	12/31/21	22,582,750	(95,257)
5 Year U.S. Treasury Notes	50	12/31/21	6,087,500	2,256
10 Year U.S. Treasury Notes	54	12/21/21	7,057,969	(943)
20 Year U.S. Treasury Bonds	54	12/21/21	8,685,563	(98,416)

Total				$1,293,170
Short position contracts:
Ultra Long U.S. Treasury Bonds	(3)	12/21/21	(589,219)	1,915
Ultra 10 Year U.S. Treasury Notes	(267)	12/21/21	(38,723,344)	680,966
5 Year U.S. Treasury Notes	(3)	12/31/21	(365,250)	5,069
10 Year U.S. Treasury Notes	(324)	12/21/21	(42,347,812)	629,325

Total				$1,317,275

TOTAL FUTURES CONTRACTS				$2,610,445

SWAP CONTRACTS — At October 31, 2021, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
3M LIBOR(b)	0.250%(c)	12/15/22		$6,550	$(9,275)	$3,532	$(12,807)
0.500%(b)	3M LIBOR(c)	12/15/23		770	4,289	(859)	5,148
3M LIBOR(c)	0.750(b)	12/15/24		450	(3,756)	1,654	(5,410)
(0.250)(d)	6M EURO(c)	12/15/24	EUR	390	2,665	(2,226)	4,891
3M LIBOR(d)	1.250(c)	12/15/26		$16,580	(26,989)	251,509	(278,498)
(0.250)(b)	6M EURO(c)	12/15/26	EUR	190	3,401	(458)	3,859
3M LIBOR(b)	1.500(c)	12/15/28		$1,650	5,490	38,268	(32,778)
3M LIBOR(c)	1.750(b)	12/15/31		24,570	363,044	907,505	(544,461)
2.000(b)	3M LIBOR(c)	12/15/41		270	(11,683)	(14,428)	2,745

TOTAL					$327,186	$1,184,497	$(857,311)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to October 31, 2021.
(b)	Payments made quarterly.
(c)	Payments made semi-annually.
(d)	Payments made annually.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at October 31, 2021(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:

Transocean, Inc., 8.000%, 02/01/2027	(1.000)%	11.916%	12/20/22	$550	$64,183	$50,440	$13,743

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS#

Reference Obligation/ Index(a)	Financing Rate Paid by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation)*

MSGSHBC Index	0.050%	MS & Co. Int. PLC	02/09/22	$20,895	$447,362

#	The Fund pays/receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).
*	There is no upfront payment on the swap contract, therefore the unrealized gain (loss) of the swap contract is equal to its market value.
(a)	Payments made quarterly.

WRITTEN OPTIONS CONTRACTS — At October 31, 2021, the Fund had the following purchased and written options:

OVER-THE-COUNTER OPTIONS ON EQUITIES

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written option contracts
Calls
SPX Index	MS & Co. Int. PLC	$4,702.090	11/30/2021	(17,068)	$(8,025,527,212)	$(281,289)	$(308,139)	$26,850
Euro Stoxx Index	UBS AG (London)	4,348.323	11/30/2021	(8,224)	(3,576,068,977)	(125,105)	(137,797)	12,692

TOTAL				(25,292)	$(11,601,596,189)	$(406,394)	$(445,936)	$39,542

Abbreviation:

MS & Co. Int. PLC—Morgan Stanley & Co. International PLC

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Schedule of Investments

October 31, 2021

Shares	Description	Value

Common Stocks – 98.1%
Automobiles – 0.3%
18,730	Thor Industries, Inc.	$1,909,711

Building Products – 1.1%
42,415	A.O. Smith Corp.	3,099,264
9,595	Lennox International, Inc.	2,871,592

		5,970,856

Capital Markets – 6.1%
7,010	BlackRock, Inc.	6,613,655
14,732	Evercore, Inc. Class A	2,236,907
9,280	FactSet Research Systems, Inc.	4,119,299
14,960	Moody’s Corp.	6,046,084
13,505	S&P Global, Inc.	6,403,531
43,745	SEI Investments Co.	2,757,685
25,714	T. Rowe Price Group, Inc.	5,576,852

		33,754,013

Chemicals – 1.8%
20,840	Ecolab, Inc.	4,631,065
15,986	The Sherwin-Williams Co.	5,061,327

		9,692,392

Commercial Services & Supplies – 0.6%
98,357	Rollins, Inc.	3,465,117

Communications Equipment – 1.3%
126,420	Cisco Systems, Inc.	7,075,727

Consumer Finance – 0.8%
38,865	Discover Financial Services	4,404,182

Distributors – 0.8%
8,495	Pool Corp.	4,376,284

Electric Utilities – 1.4%
70,050	NextEra Energy, Inc.	5,977,366
31,190	PNM Resources, Inc.	1,551,703

		7,529,069

Electrical Equipment – 0.8%
14,295	Rockwell Automation, Inc.	4,565,823

Electronic Equipment, Instruments & Components – 3.9%
74,095	Amphenol Corp. Class A	5,688,273
137,935	Corning, Inc.	4,906,348
9,665	Littelfuse, Inc.	2,846,826
54,557	National Instruments Corp.	2,317,036
38,763	TE Connectivity Ltd.	5,659,398

		21,417,881

Entertainment – 2.0%
138,275	Activision Blizzard, Inc.	10,811,722

Equity Real Estate Investment Trusts (REITs) – 2.2%
14,850	CoreSite Realty Corp.	2,115,531
37,880	Equity LifeStyle Properties, Inc.	3,201,239
20,530	Extra Space Storage, Inc.	4,052,006
66,705	Iron Mountain, Inc.	3,044,416

		12,413,192

Common Stocks – (continued)
Food & Staples Retailing – 1.8%
12,461	Costco Wholesale Corp.	6,125,080
102,225	The Kroger Co.	4,091,044

		10,216,124

Food Products – 1.1%
21,775	Ingredion, Inc.	2,073,633
51,070	Tyson Foods, Inc. Class A	4,084,068

		6,157,701

Health Care Equipment & Supplies – 3.6%
22,810	Danaher Corp.	7,111,474
54,280	Medtronic PLC	6,506,001
24,120	Stryker Corp.	6,417,608

		20,035,083

Health Care Providers & Services – 7.1%
38,475	AmerisourceBergen Corp.	4,694,719
16,310	Anthem, Inc.	7,096,970
75,345	CVS Health Corp.	6,726,802
13,660	Humana, Inc.	6,326,766
30,435	Quest Diagnostics, Inc.	4,467,249
25,791	The Ensign Group, Inc.	2,011,956
17,436	UnitedHealth Group, Inc.	8,028,755

		39,353,217

Hotels, Restaurants & Leisure – 1.2%
85,335	The Wendy’s Co.	1,902,970
37,720	Yum! Brands, Inc.	4,712,737

		6,615,707

Household Products – 1.0%
44,670	Church & Dwight Co., Inc.	3,902,371
5,950	WD-40 Co.	1,350,650

		5,253,021

Independent Power and Renewable Electricity Producers – 0.3%
15,789	Atlantica Sustainable Infrastructure PLC	621,297
8,915	NextEra Energy Partners LP	769,365

		1,390,662

Industrial Conglomerates – 0.9%
29,315	3M Co.	5,238,004

Insurance – 3.1%
18,165	Aon PLC Class A	5,811,347
14,395	Primerica, Inc.	2,421,815
58,870	Principal Financial Group, Inc.	3,949,588
38,380	The Allstate Corp.	4,746,454

		16,929,204

IT Services – 8.1%
21,187	Accenture PLC Class A	7,601,684
30,420	Automatic Data Processing, Inc.	6,828,986
26,642	Broadridge Financial Solutions, Inc.	4,753,199
51,820	Fidelity National Information Services, Inc.	5,738,547
22,359	Jack Henry & Associates, Inc.	3,722,326

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
IT Services – (continued)
20,325	Mastercard, Inc. Class A	$6,819,444
143,900	The Western Union Co.	2,621,858
31,830	Visa, Inc. Class A	6,740,639

		44,826,683

Leisure Products – 0.8%
24,350	Brunswick Corp.	2,266,741
18,889	Polaris, Inc.	2,171,291

		4,438,032

Machinery – 0.9%
38,415	Donaldson Co., Inc.	2,305,284
27,555	The Toro Co.	2,630,676

		4,935,960

Media – 6.3%
243,415	Comcast Corp. Class A	12,518,834
102,193	Omnicom Group, Inc.	6,957,300
197,720	The Interpublic Group of Cos., Inc.	7,230,620
220,874	ViacomCBS, Inc. Class B	8,000,056

		34,706,810

Metals & Mining – 0.4%
15,805	Reliance Steel & Aluminum Co.	2,310,059

Multi-Utilities – 0.7%
44,730	WEC Energy Group, Inc.	4,028,384

Multiline Retail – 0.3%
8,200	Dillard’s, Inc. Class A	1,895,348

Oil, Gas & Consumable Fuels – 16.2%
2,001	Altus Midstream Co.	123,702
130,563	Antero Midstream Corp.	1,389,190
40,558	Aris Water Solution, Inc.*	554,428
41,520	BP Midstream Partners LP	552,216
56,937	Cheniere Energy Partners LP	2,508,075
8,820	Cheniere Energy, Inc.*	911,988
103,809	Crestwood Equity Partners LP	3,026,032
165,597	DCP Midstream LP	5,150,067
14,028	Delek Logistics Partners LP	705,047
29,268	DTE Midstream LLC*	1,403,693
90,021	Enable Midstream Partners LP	732,771
929,523	Energy Transfer LP	8,839,764
203,979	EnLink Midstream LLC	1,601,235
302,526	Enterprise Products Partners LP	6,861,290
11,289	Enviva Partners LP	755,911
76,057	Genesis Energy LP	829,021
35,857	Hess Midstream LP Class A	902,521
73,727	Holly Energy Partners LP	1,358,051
51,904	Kinder Morgan, Inc.	869,392
151,289	Magellan Midstream Partners LP	7,413,161
332,402	MPLX LP	10,011,948
199,252	NuStar Energy LP	3,170,099
28,635	ONEOK, Inc.	1,821,759
25,318	PBF Logistics LP	346,857
27,839	Pembina Pipeline Corp.	921,193
47,501	Phillips 66 Partners LP	1,754,687

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
671,598	Plains All American Pipeline LP	6,796,572
34,261	Rattler Midstream LP	413,530
139,484	Shell Midstream Partners LP	1,735,181
10,993	Sunoco LP	445,107
89,124	Targa Resources Corp.	4,872,409
17,117	TC Energy Corp.	926,030
100,190	The Williams Cos., Inc.	2,814,337
333,590	Western Midstream Partners LP	7,088,787

		89,606,051

Personal Products – 1.0%
17,060	The Estee Lauder Cos., Inc. Class A	5,533,070

Pharmaceuticals – 0.4%
54,340	Perrigo Co. PLC	2,453,451

Professional Services – 0.9%
13,810	Insperity, Inc.	1,726,250
27,685	Robert Half International, Inc.	3,130,343

		4,856,593

Semiconductors & Semiconductor Equipment – 5.3%
37,080	Analog Devices, Inc.	6,433,009
17,529	KLA Corp.	6,534,110
24,532	Power Integrations, Inc.	2,531,948
52,925	QUALCOMM, Inc.	7,041,142
35,343	Texas Instruments, Inc.	6,626,106

		29,166,315

Software – 2.8%
24,540	Microsoft Corp.	8,137,955
73,745	Oracle Corp.	7,075,095

		15,213,050

Specialty Retail – 5.3%
38,310	Best Buy Co., Inc.	4,683,014
24,990	Dick’s Sporting Goods, Inc.	3,104,008
27,535	Lowe’s Cos., Inc.	6,438,234
18,205	The Home Depot, Inc.	6,767,527
20,685	Tractor Supply Co.	4,492,161
19,445	Williams-Sonoma, Inc.	3,611,520

		29,096,464

Technology Hardware, Storage & Peripherals – 1.9%
185,976	HP, Inc.	5,640,652
54,600	Seagate Technology Holdings PLC	4,863,222

		10,503,874

Textiles, Apparel & Luxury Goods – 2.0%
40,180	NIKE, Inc. Class B	6,721,712
60,473	VF Corp.	4,407,272

		11,128,984

Trading Companies & Distributors – 1.6%
77,885	Fastenal Co.	4,445,676
20,223	MSC Industrial Direct Co., Inc. Class A	1,700,148
10,154	Watsco, Inc.	2,940,395

		9,086,219

TOTAL COMMON STOCKS
(Cost $341,595,747)		$542,360,039

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Schedule of Investments (continued)

October 31, 2021

Shares	Dividend Rate	Value

Investment Companies(a) – 1.5%
Goldman Sachs Financial Square Government Fund – Class R6
8,225,405	0.026%	$8,225,405
Goldman Sachs Financial Square Government Fund – Institutional Shares
83,592	0.026	83,592

TOTAL INVESTMENT COMPANIES
(Cost $8,308,997)		$8,308,997

TOTAL INVESTMENTS — 99.6%
(Cost $349,904,744)		$550,669,036

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.4%		2,129,529

NET ASSETS — 100.0%		$552,798,565

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents affiliated funds.

Investment Abbreviations:
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	75	12/17/21	$17,238,750	$431,366

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Assets and Liabilities

October 31, 2021

	Income Builder Fund	Rising Dividend Growth Fund
Assets:
Investments of unaffiliated issuers, at value (cost $1,985,563,608 and $341,595,747, respectively)	$2,228,351,878	$542,360,039
Investments of affiliated issuers, at value (cost $91,886,080 and $8,308,997, respectively)	102,912,964	8,308,997
Foreign currencies, at value (cost $1,115,881 and $0, respectively)	990,303	—
Cash	38,172,735	533,681
Unrealized gain on forward foreign currency exchange contracts	743,387	—
Unrealized gain on swap contracts	447,362	—
Unrealized gain on unfunded loan commitment	223	—
Variation margin on futures contracts	1,525,387	87,168
Variation margin on swaps contracts	27,720	—
Receivables:
Dividends and interest	16,148,217	875,454
Collateral on certain derivative contracts(a)	14,229,458	948,750
Fund shares sold	2,641,169	155,354
Foreign tax reclaims	649,260	423,230
Investments sold	445,936	1,276,036
Reimbursement from investment adviser	73,687	29,056
Securities lending income	728	17
Investments sold on an extended settlement basis	—	19,123
Other assets	91,556	36,659
Total assets	2,407,451,970	555,053,564

Liabilities:
Written option contracts, at value (premium received $445,936 and $0, respectively)	406,394	—
Unrealized loss on forward foreign currency exchange contracts	84,535	—
Payables:
Investments purchased	26,240,944	1,195,790
Investments purchased on an extended settlement basis	8,326,703	—
Fund shares redeemed	1,449,119	294,104
Management fees	834,222	309,258
Distribution and service fees and transfer agency fees	580,777	177,232
Accrued expenses	419,147	278,615
Total liabilities	38,341,841	2,254,999

Net Assets:
Paid-in capital	2,035,596,364	323,195,757
Total distributable earnings	333,513,765	229,602,808
NET ASSETS	$2,369,110,129	$552,798,565
Net Assets:
Class A	$505,134,231	$255,729,760
Class C	368,880,830	75,965,351
Institutional	1,061,582,494	130,706,353
Investor	355,533,679	71,230,698
Class R6	25,215,347	3,062,663
Class R	—	1,356,524
Class P	52,763,548	14,747,216
Total Net Assets	$2,369,110,129	$552,798,565
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	18,726,113	18,444,121
Class C	13,933,695	5,377,557
Institutional	38,403,237	8,880,464
Investor	12,902,863	4,848,358
Class R6	912,402	208,152
Class R	—	98,343
Class P	1,908,869	1,001,821
Net asset value, offering and redemption price per share:(b)
Class A	$26.97	$13.87
Class C	26.47	14.13
Institutional	27.64	14.72
Investor	27.55	14.69
Class R6	27.64	14.71
Class R	—	13.79
Class P	27.64	14.72

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Forward Foreign Currency	Swaps
Income Builder	$8,291,470	$290,000	$5,647,988

Rising Dividend Growth	948,750	—	—

(b)	Maximum public offering price per share for Class A Shares of the Income Builder and the Rising Dividend Growth Funds is $28.54 and $14.68, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2021

	Income Builder Fund	Rising Dividend Growth Fund
Investment income:

Interest	$58,164,955	$458

Dividends — unaffiliated issuers (net of foreign withholding taxes of $722,180 and $16,580, respectively)	21,128,986	7,615,059

Dividends — affiliated issuers	1,843,763	2,638

Securities lending income — unaffiliated issuer	36,530	—

Securities lending income — affiliated issuer	—	101,149

Total investment income	81,174,234	7,719,304

Expenses:

Management fees	10,756,475	3,921,330

Distribution and Service (12b-1) fees(a)	3,997,820	1,300,422

Transfer Agency fees(a)	1,738,359	679,826

Service fees — Class C	981,028	246,188

Printing and mailing costs	353,305	165,709

Custody, accounting and administrative services	177,318	121,592

Professional fees	133,698	171,264

Registration fees	122,475	90,918

Trustee fees	22,249	19,855

Other	49,491	23,641

Total expenses	18,332,218	6,740,745

Less — expense reductions	(2,702,316)	(1,196,094)

Net expenses	15,629,902	5,544,651

NET INVESTMENT INCOME	65,544,332	2,174,653

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	87,924,463	61,444,431

Futures contracts	14,138,052	3,795,447

Written options	(3,814,792)	—

Swap contracts	(1,060,313)	—

Forward foreign currency exchange contracts	421,374	—

Foreign currency transactions	77,426	679

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	157,393,632	124,279,826

Investments — affiliated issuers	11,563,790	—

Futures contracts	6,028,665	758,500

Unfunded loan commitments	(7,089)	—

Written options	39,542	—

Swap contracts	400,179	—

Forward foreign currency exchange contracts	621,971	—

Foreign currency translation	(172,447)	58

Net realized and unrealized gain	273,554,453	190,278,941

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$339,098,785	$192,453,594

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Income Builder	$1,062,840	$2,934,980	$—	$510,163	$469,597	$368,943	$374,447	$6,675	$—	$8,534
Rising Dividend Growth	557,392	736,161	6,869	$356,731	157,048	46,215	113,462	753	2,198	3,419

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Changes in Net Assets

	Income Builder Fund		Rising Dividend Growth Fund
	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2020
From operations:
Net investment income	$65,544,332	$54,721,757	$2,174,653	$4,030,187
Net realized gain	97,686,210	2,922,420	65,240,557	9,793,823
Net change in unrealized gain (loss)	175,868,243	(35,522,416)	125,038,384	(35,117,978)
Net increase (decrease) in net assets resulting from operations	339,098,785	22,121,761	192,453,594	(21,293,968)

Distributions to shareholders:
From distributable earnings
Class A Shares	(13,460,914)	(10,209,770)	(7,247,645)	(22,041,864)
Class C Shares	(9,402,892)	(11,069,448)	(3,375,426)	(18,275,200)
Institutional Shares	(31,390,661)	(23,450,042)	(3,851,415)	(18,751,099)
Investor Shares	(10,372,177)	(9,135,582)	(2,548,791)	(10,452,379)
Class R6 Shares	(682,902)	(1,888,374)	(83,317)	(239,578)
Class R Shares	—	—	(45,180)	(237,072)
Class P Shares	(999,603)	(555,182)	(366,629)	(1,854,725)
From return of capital
Class A Shares	—	(376,178)	—	—
Class C Shares	—	(407,853)	—	—
Institutional Shares	—	(864,015)	—	—
Investor Shares	—	(336,600)	—	—
Class R6 Shares	—	(69,577)	—	—
Class P Shares	—	(20,455)	—	—
Total distributions to shareholders	(66,309,149)	(58,383,076)	(17,518,403)	(71,851,917)

From share transactions:
Proceeds from sales of shares	785,436,537	598,390,032	105,355,066	61,008,232
Reinvestment of distributions	58,761,283	51,956,624	16,498,250	65,123,455
Cost of shares redeemed	(464,970,124)	(572,473,130)	(193,071,374)	(309,614,281)
Net increase (decrease) in net assets resulting from share transactions	379,227,696	77,873,526	(71,218,058)	(183,482,594)
TOTAL INCREASE (DECREASE)	652,017,332	41,612,211	103,717,133	(276,628,479)

Net assets:
Beginning of year	1,717,092,797	1,675,480,586	449,081,432	725,709,911
End of year	$2,369,110,129	$1,717,092,797	$552,798,565	$449,081,432

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Income Builder Fund
	Class A Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$23.40	$23.67	$21.67	$22.72	$21.60

Net investment income(a)	0.81	0.73	0.82	0.80	0.79

Net realized and unrealized gain (loss)	3.58	(0.21)	2.02	(1.02)	1.17

Total from investment operations	4.39	0.52	2.84	(0.22)	1.96

Distributions to shareholders from net investment income	(0.82)	(0.76)	(0.84)	(0.80)	(0.80)

Distributions to shareholder from return of capital	—	(0.03)	—	(0.03)	(0.04)

Total distributions	(0.82)	(0.79)	(0.84)	(0.83)	(0.84)

Net asset value, end of year	$26.97	$23.40	$23.67	$21.67	$22.72

Total return(b)	18.90%	2.29%	13.34%	(1.03)%	9.21%

Net assets, end of year (in 000s)	$505,134	$328,039	$314,951	$309,719	$387,349

Ratio of net expenses to average net assets	0.79%	0.92%	0.95%	0.97%	0.98%

Ratio of total expenses to average net assets	0.92%	0.98%	1.00%	1.02%	1.10%

Ratio of net investment income to average net assets	3.07%	3.15%	3.63%	3.54%	3.55%

Portfolio turnover rate(c)	47%	46%	47%	42%	51%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Income Builder Fund
	Class C Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$22.98	$23.26	$21.31	$22.35	$21.26

Net investment income(a)	0.60	0.55	0.64	0.62	0.61

Net realized and unrealized gain (loss)	3.51	(0.21)	1.98	(1.00)	1.16

Total from investment operations	4.11	0.34	2.62	(0.38)	1.77

Distributions to shareholders from net investment income	(0.62)	(0.60)	(0.67)	(0.64)	(0.65)

Distributions to shareholders from return of capital	—	(0.02)	—	(0.02)	(0.03)

Total distributions	(0.62)	(0.62)	(0.67)	(0.66)	(0.68)

Net asset value, end of year	$26.47	$22.98	$23.26	$21.31	$22.35

Total return(b)	18.01%	1.57%	12.44%	(1.74)%	8.41%

Net assets, end of year (in 000s)	$368,881	$380,590	$463,483	$475,897	$619,357

Ratio of net expenses to average net assets	1.54%	1.67%	1.70%	1.72%	1.73%

Ratio of total expenses to average net assets	1.67%	1.73%	1.75%	1.77%	1.85%

Ratio of net investment income to average net assets	2.32%	2.41%	2.88%	2.79%	2.79%

Portfolio turnover rate(c)	47%	46%	47%	42%	51%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Income Builder Fund
	Institutional Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$23.96	$24.21	$22.15	$23.20	$22.04

Net investment income(a)	0.91	0.84	0.93	0.90	0.90

Net realized and unrealized gain (loss)	3.67	(0.21)	2.06	(1.03)	1.19

Total from investment operations	4.58	0.63	2.99	(0.13)	2.09

Distributions to shareholders from net investment income	(0.90)	(0.85)	(0.93)	(0.89)	(0.88)

Distributions to shareholders from return of capital	—	(0.03)	—	(0.03)	(0.05)

Total distributions	(0.90)	(0.88)	(0.93)	(0.92)	(0.93)

Net asset value, end of year	$27.64	$23.96	$24.21	$22.15	$23.20

Total return(b)	19.29%	2.68%	13.76%	(0.63)%	9.64%

Net assets, end of year (in 000s)	$1,061,582	$669,848	$609,414	$680,661	$818,309

Ratio of net expenses to average net assets	0.46%	0.56%	0.57%	0.58%	0.58%

Ratio of total expenses to average net assets	0.59%	0.62%	0.61%	0.63%	0.70%

Ratio of net investment income to average net assets	3.40%	3.52%	4.03%	3.93%	3.93%

Portfolio turnover rate(c)	47%	46%	47%	42%	51%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Income Builder Fund
	Investor Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$23.89	$24.14	$22.09	$23.14	$21.98

Net investment income(a)	0.89	0.81	0.89	0.87	0.86

Net realized and unrealized gain (loss)	3.65	(0.21)	2.05	(1.03)	1.20

Total from investment operations	4.54	0.60	2.94	(0.16)	2.06

Distributions to shareholders from net investment income	(0.88)	(0.82)	(0.89)	(0.86)	(0.85)

Distributions to shareholders from return of capital	—	(0.03)	—	(0.03)	(0.05)

Total distributions	(0.88)	(0.85)	(0.89)	(0.89)	(0.90)

Net asset value, end of year	$27.55	$23.89	$24.14	$22.09	$23.14

Total return(b)	19.22%	2.53%	13.59%	(0.77)%	9.51%

Net assets, end of year (in 000s)	$355,534	$256,919	$263,228	$239,226	$302,778

Ratio of net expenses to average net assets	0.54%	0.67%	0.70%	0.72%	0.73%

Ratio of total expenses to average net assets	0.67%	0.73%	0.75%	0.77%	0.85%

Ratio of net investment income to average net assets	3.32%	3.40%	3.87%	3.79%	3.77%

Portfolio turnover rate(c)	47%	46%	47%	42%	51%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Income Builder Fund
	Class R6 Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$23.95	$24.21	$22.15	$23.20	$22.04

Net investment income(a)	0.92	0.83	0.93	0.85	0.90

Net realized and unrealized gain (loss)	3.67	(0.21)	2.06	(0.98)	1.19

Total from investment operations	4.59	0.62	2.99	(0.13)	2.09

Distributions to shareholders from net investment income	(0.90)	(0.85)	(0.93)	(0.89)	(0.88)

Distributions to shareholder from return of capital	—	(0.03)	—	(0.03)	(0.05)

Total distributions	(0.90)	(0.88)	(0.93)	(0.92)	(0.93)

Net asset value, end of year	$27.64	$23.95	$24.21	$22.15	$23.20

Total return(b)	19.35%	2.70%	13.72%	(0.62)%	9.69%

Net assets, end of year (in 000s)	$25,215	$65,293	$10,486	$130	$11

Ratio of net expenses to average net assets	0.46%	0.54%	0.56%	0.57%	0.57%

Ratio of total expenses to average net assets	0.58%	0.61%	0.61%	0.61%	0.69%

Ratio of net investment income to average net assets	3.44%	3.51%	3.96%	3.72%	3.93%

Portfolio turnover rate(c)	47%	46%	47%	42%	51%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Builder Fund
	Class P Shares
	Year Ended October 31,			Period Ended October 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$23.96	$24.21	$22.15	$22.95

Net investment income(b)	0.91	0.84	0.94	0.45

Net realized and unrealized gain (loss)	3.68	(0.21)	2.05	(0.71)

Total from investment operations	4.59	0.63	2.99	(0.26)

Distributions to shareholders from net investment income	(0.91)	(0.85)	(0.93)	(0.51)

Distributions to shareholder from return of capital	—	(0.03)	—	(0.03)

Total distributions	(0.91)	(0.88)	(0.93)	(0.54)

Net asset value, end of period	$27.64	$23.96	$24.21	$22.15

Total return(c)	19.31%	2.70%	13.77%	(1.18)%

Net assets, end of period (in 000s)	$52,764	$16,404	$13,919	$16,122

Ratio of net expenses to average net assets	0.45%	0.55%	0.56%	0.58	%(d)

Ratio of total expenses to average net assets	0.58%	0.61%	0.61%	0.58	%(d)

Ratio of net investment income to average net assets	3.38%	3.51%	4.04%	3.60	%(d)

Portfolio turnover rate(e)	47%	46%	47%	42%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Rising Dividend Growth Fund
	Class A Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$9.81	$11.18	$19.56	$22.54	$19.66

Net investment income(a)	0.05	0.08	0.10	0.09	0.11

Net realized and unrealized gain (loss)	4.44	(0.23)	0.78	1.25	3.48

Total from investment operations	4.49	(0.15)	0.88	1.34	3.59

Distributions to shareholders from net investment income	(0.39)	(0.24)	(0.22)	(0.28)	(0.25)

Distributions to shareholders from net realized gains	(0.04)	(0.98)	(9.04)	(4.04)	(0.46)

Total distributions	(0.43)	(1.22)	(9.26)	(4.32)	(0.71)

Net asset value, end of year	$13.87	$9.81	$11.18	$19.56	$22.54

Total return(b)	46.88%	(1.80)%	10.41%	6.27%	18.59%

Net assets, end of year (in 000s)	$255,730	$167,765	$208,416	$297,772	$370,204

Ratio of net expenses to average net assets	1.03%	1.09%	1.15%	1.17%	1.16%

Ratio of total expenses to average net assets	1.27%	1.29%	1.27%	1.20%	1.19%

Ratio of net investment income to average net assets	0.42%	0.81%	0.86%	0.42%	0.52%

Portfolio turnover rate(c)	38%	43%	45%	101%	45%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Rising Dividend Growth Fund
	Class C Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$9.99	$11.36	$19.71	$22.69	$19.79

Net investment income (loss)(a)	(0.03)	— (b)	0.01	(0.07)	(0.05)

Net realized and unrealized gain (loss)	4.52	(0.23)	0.80	1.26	3.50

Total from investment operations	4.49	(0.23)	0.81	1.19	3.45

Distributions to shareholders from net investment income	(0.31)	(0.16)	(0.12)	(0.13)	(0.13)

Distributions to shareholders from net realized gains	(0.04)	(0.98)	(9.04)	(4.04)	(0.42)

Total distributions	(0.35)	(1.14)	(9.16)	(4.17)	(0.55)

Net asset value, end of year	$14.13	$9.99	$11.36	$19.71	$22.69

Total return(c)	45.74%	(2.50)%	9.55%	5.49%	17.68%

Net assets, end of year (in 000s)	$75,965	$108,840	$194,302	$348,220	$463,110

Ratio of net expenses to average net assets	1.78%	1.84%	1.90%	1.92%	1.91%

Ratio of total expenses to average net assets	2.03%	2.03%	2.02%	1.95%	1.94%

Ratio of net investment income (loss) to average net assets	(0.23)%	0.03%	0.12%	(0.33)%	(0.23)%

Portfolio turnover rate(d)	38%	43%	45%	101%	45%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Rising Dividend Growth Fund
	Institutional Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.38	$11.76	$20.08	$23.02	$20.08

Net investment income(a)	0.10	0.12	0.15	0.18	0.20

Net realized and unrealized gain (loss)	4.70	(0.24)	0.83	1.28	3.55

Total from investment operations	4.80	(0.12)	0.98	1.46	3.75

Distributions to shareholders from net investment income	(0.42)	(0.28)	(0.26)	(0.36)	(0.31)

Distributions to shareholders from net realized gains	(0.04)	(0.98)	(9.04)	(4.04)	(0.50)

Total distributions	(0.46)	(1.26)	(9.30)	(4.40)	(0.81)

Net asset value, end of year	$14.72	$10.38	$11.76	$20.08	$23.02

Total return(b)	47.16%	(1.47)%	10.85%	6.75%	19.01%

Net assets, end of year (in 000s)	$130,706	$97,358	$191,509	$425,555	$759,274

Ratio of net expenses to average net assets	0.72%	0.78%	0.80%	0.78%	0.76%

Ratio of total expenses to average net assets	0.90%	0.90%	0.88%	0.81%	0.79%

Ratio of net investment income to average net assets	0.75%	1.10%	1.25%	0.83%	0.92%

Portfolio turnover rate(c)	38%	43%	45%	101%	45%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Rising Dividend Growth Fund
	Investor Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.36	$11.75	$20.07	$23.01	$20.07

Net investment income(a)	0.09	0.11	0.14	0.14	0.17

Net realized and unrealized gain (loss)	4.69	(0.25)	0.83	1.29	3.54

Total from investment operations	4.78	(0.14)	0.97	1.43	3.71

Distributions to shareholders from net investment income	(0.41)	(0.27)	(0.25)	(0.33)	(0.27)

Distributions to shareholders from net realized gains	(0.04)	(0.98)	(9.04)	(4.04)	(0.50)

Total distributions	(0.45)	(1.25)	(9.29)	(4.37)	(0.77)

Net asset value, end of year	$14.69	$10.36	$11.75	$20.07	$23.01

Total return(b)	47.09%	(1.55)%	10.73%	6.56%	18.85%

Net assets, end of year (in 000s)	$71,231	$64,328	$105,498	$227,158	$362,752

Ratio of net expenses to average net assets	0.78%	0.84%	0.90%	0.92%	0.91%

Ratio of total expenses to average net assets	1.02%	1.03%	1.02%	0.95%	0.94%

Ratio of net investment income to average net assets	0.71%	1.04%	1.13%	0.68%	0.79%

Portfolio turnover rate(c)	38%	43%	45%	101%	45%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Rising Dividend Growth Fund
	Class R6 Shares
	Year Ended October 31,			Period Ended October 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$10.37	$11.76	$20.08	$20.18

Net investment income(b)	0.10	0.12	0.14	0.02

Net realized and unrealized gain (loss)	4.70	(0.25)	0.85	0.29

Total from investment operations	4.80	(0.13)	0.99	0.31

Distributions to shareholders from net investment income	(0.42)	(0.28)	(0.27)	(0.28)

Distributions to shareholder from net realized gains	(0.04)	(0.98)	(9.04)	(0.13)

Total distributions	(0.46)	(1.26)	(9.31)	(0.41)

Net asset value, end of period	$14.71	$10.37	$11.76	$20.08

Total return(c)	47.22%	(1.47)%	10.78%	1.54%

Net assets, end of period (in 000s)	$3,063	$1,868	$2,240	$10

Ratio of net expenses to average net assets	0.71%	0.76%	0.80%	0.77	%(d)

Ratio of total expenses to average net assets	0.89%	0.90%	0.89%	0.80	%(d)

Ratio of net investment income to average net assets	0.75%	1.11%	1.19%	0.16	%(d)

Portfolio turnover rate(e)	38%	43%	45%	101%

(a)	Commenced operations on February 28, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Rising Dividend Growth Fund
	Class R Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$9.76	$11.13	$19.51	$22.49	$19.63

Net investment income(a)	0.02	0.06	0.07	0.04	0.06

Net realized and unrealized gain (loss)	4.42	(0.24)	0.78	1.25	3.47

Total from investment operations	4.44	(0.18)	0.85	1.29	3.53

Distributions to shareholders from net investment income	(0.37)	(0.21)	(0.19)	(0.23)	(0.21)

Distributions to shareholders from net realized gains	(0.04)	(0.98)	(9.04)	(4.04)	(0.46)

Total distributions	(0.41)	(1.19)	(9.23)	(4.27)	(0.67)

Net asset value, end of year	$13.79	$9.76	$11.13	$19.51	$22.49

Total return(b)	46.38%	(2.01)%	10.08%	6.07%	18.27%

Net assets, end of year (in 000s)	$1,357	$1,131	$2,575	$3,484	$4,506

Ratio of net expenses to average net assets	1.28%	1.35%	1.40%	1.42%	1.41%

Ratio of total expenses to average net assets	1.52%	1.53%	1.52%	1.45%	1.44%

Ratio of net investment income to average net assets	0.19%	0.57%	0.61%	0.18%	0.27%

Portfolio turnover rate(c)	38%	43%	45%	101%	45%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Rising Dividend Growth Fund
	Class P Shares
	Year Ended October 31,			Perod Ended October 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$10.38	$11.76	$20.08	$20.21

Net investment income (loss)(b)	0.09	0.12	0.15	(0.04)

Net realized and unrealized gain (loss)	4.71	(0.24)	0.84	0.25

Total from investment operations	4.80	(0.12)	0.99	0.21

Distributions to shareholders from net investment income	(0.42)	(0.28)	(0.27)	(0.21)

Distributions to shareholder from net realized gains	(0.04)	(0.98)	(9.04)	(0.13)

Total distributions	(0.46)	(1.26)	(9.31)	(0.34)

Net asset value, end of period	$14.72	$10.38	$11.76	$20.08

Total return(c)	47.17%	(1.46)%	10.86%	1.03%

Net assets, end of period (in 000s)	$14,747	$7,791	$21,171	$41,067

Ratio of net expenses to average net assets	0.71%	0.77%	0.79%	0.77	%(d)

Ratio of total expenses to average net assets	0.89%	0.89%	0.87%	0.81	%(d)

Ratio of net investment income to average net assets	0.70%	1.10%	1.24%	(0.37	)%(d)

Portfolio turnover rate(e)	38%	43%	45%	101%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements

October 31, 2021

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Income Builder	A, C, Institutional, Investor, R6 and P	Diversified
Rising Dividend Growth	A, C, Institutional, Investor, R6, R and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with contingent deferred sales charge (“CDSC”) of 1.00% which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. A Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable

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Notes to Financial Statements (continued)

October 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Income Builder	Monthly	Annually
Rising Dividend Growth	Quarterly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds’, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations.

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Notes to Financial Statements (continued)

October 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

The Income Builder Fund may also enter into certain credit arrangements, all or a portion of which may be unfunded. Unfunded loan commitments represent the remaining obligation of a Fund to the borrower. A Fund is obligated to fund these commitments at the borrower’s discretion. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of a loan. All loans and unfunded loan commitments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Loans, including unfunded loan commitments, are marked to market daily using pricing vendor quotations and the change in value, if any, is recorded as an unrealized gain or loss.

ii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date.All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of

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Notes to Financial Statements (continued)

October 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement. The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive or pay the appreciation or depreciation, as applicable, in the value of a specified security, an index, a basket of securities or indices or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2021:

INCOME BUILDER

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$6,364,804	$—	$—

Europe	216,891,220	—	—

North America	677,107,605	2,633,648	486,846

Fixed Income

Corporate Obligations	—	1,117,718,591	—

Mortgage-Backed Obligations	—	150,850	—

Foreign Debt Obligations	—	3,987,929	—

Bank Loans	—	193,140,891	—

Unfunded Loan Committment(b)	—	223	—

Preferred Stocks	—	9,745,892	—

Warrants	—	113,865	9,737

Investment Companies	102,912,964	—	—

Total	$1,003,276,593	$1,327,491,889	$496,583

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
b)	Amount shown represents unrealized gain (loss) at period end.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INCOME BUILDER (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(b)

Forward Foreign Currency Exchange Contracts	$—	$743,387	$—

Futures Contracts	3,006,004	—	—

Interest Rate Swap Contracts	—	16,643	—

Credit Default Swap Contracts	—	13,743	—

Total Return Swap Contracts	—	447,362	—

Total	$3,006,004	$1,221,135	$—

Liabilities

Forward Foreign Currency Exchange Contracts(b)	$—	$(84,535)	$—

Futures Contracts(b)	(395,559)	—	—

Interest Rate Swap Contracts(b)	—	(873,954)	—

Written option contracts	—	(406,394)	—

Total	$(395,559)	$(1,364,883)	$—

RISING DIVIDEND GROWTH

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$33,516,400	$—	$—

North America	508,843,639	—	—

Investment Companies	8,308,997	—	—

Total	$550,669,036	$—	$—

Derivative Type

Assets(b)

Futures Contracts	$431,366	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of October 31, 2021. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the

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Notes to Financial Statements (continued)

October 31, 2021

4. INVESTMENTS IN DERIVATIVES (continued)

effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Income Builder
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest Rate	Variation margin on swap contracts; Variation margin on futures contracts	$1,336,174	(a)	Variation margin on swap contracts; Variation margin on futures contracts	$(1,269,513)	(a)
Credit	Variation margin on swap contracts	13,743	(a)	—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	743,387		Payable for unrealized loss on forward foreign currency exchange contracts	(84,535)
Equity	Receivable for unrealized gain on swap contracts; Variation margin on futures contracts	2,133,835	(a)	Written option contracts, at value	(406,394)
Total		$4,227,139			$(1,760,442)

Rising Dividend Growth
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Equity	Variation margin on futures contracts	$431,366	(a)	—	$—

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2021. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Income Builder
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain
Interest Rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain on futures contracts and swap contracts	$(6,366,859)	$2,260,660
Credit	Net realized gain (loss) from swap contracts/Net unrealized gain on swap contracts	(32,213)	13,743
Currency	Net realized gain from forward foreign currency exchange contracts/Net unrealized gain on forward foreign currency exchange contracts	421,374	621,971
Equity	Net realized gain from futures, swap contracts and written options/Net unrealized gain on futures, swap contracts and written options	15,662,019	4,193,983
Total		$9,684,321	$7,090,357

Rising Dividend Growth
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Equity	Net realized gain (loss) from futures contracts/Net unrealized gain(loss) on futures contracts	$3,795,447	$758,500

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4. INVESTMENTS IN DERIVATIVES (continued)

For the fiscal year ended October 31, 2021, the relevant values for each derivative type was as follows:

	Average Number of Contracts or Notional Amount or Shares/Units(a)
Fund	Futures contracts	Forwards contracts	Swap Agreements	Written options
Income Builder	3,853	$26,309,104	$75,339,283	26,467
Rising Dividend Growth	68	—	—	—

(a)	Amounts disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements, or shares/units outstanding for written options, based on absolute values, which is indicative of volume for this derivative type, for the months that each Fund held such derivatives during the fiscal year ended October 31, 2021.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2021, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
Income Builder	0.54%	0.49%	0.46%	0.45%	0.44%	0.51%	0.42	%*
Rising Dividend Growth	0.75	0.68	0.64	0.63	0.62	0.75	0.67	**

^	Effective Net Management Rate includes impact of management fee waivers of underlying funds, if any.
*	The Investment Adviser agreed to waive a portion of the Management Fee so that the net management fee will not exceed 0.44% as an annual percentage rate of the Fund’s average net assets. This management fee waiver arrangement will remain in effect through at least February 28, 2022, and prior to such date, GSAM may not terminate the arrangement without the approval of the Board of Trustees.
**	The Investment Adviser agreed to waive a portion of the Management Fee so that the net management fee will not exceed 0.67% as an annual percentage rate of the Fund’s average net assets. This management fee waiver arrangement will remain in effect through at least February 28, 2022, and prior to such date, GSAM may not terminate the arrangement without the approval of the Board of Trustees.

Certain Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund and Class R6 Shares of the Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs High Yield Fund, and Goldman Sachs MLP Energy Infrastructure Fund, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the fiscal year ended October 31, 2021, the management fee waived by GSAM was for each Fund as follows:

Fund	Management Fee Waived
Income Builder	$414,140
Rising Dividend Growth	15,522

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Notes to Financial Statements (continued)

October 31, 2021

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2021, Goldman Sachs retained the following amounts:

Front End Sales Charge
Fund	Class A
Income Builder	$61,500
Rising Dividend Growth	11,610

D.  Service Plan— The Trust, on behalf of each applicable Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Funds.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.12% of the average daily net assets of Class A, Class C and Investor Shares of the Income Builder Fund; 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares of the Rising Dividend Growth Fund; 0.03% of the average daily net assets of Class R6 and P Shares of each Fund; and 0.04% of the average daily net assets of Institutional Shares of each Fund.

Goldman Sachs has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) equal to 0.06% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares, as applicable, of the Rising Dividend Growth Fund through at least February 28, 2022, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

average daily net assets of each Funds. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Income Builder and Rising Dividend Growth Funds are 0.004% and 0.014%, respectively. These Other Expense limitations will remain in place through at least February 28, 2022, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2021, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions
Income Builder	$1,923,753	$—	$778,563	$2,702,316
Rising Dividend Growth	433,797	236,040	526,257	1,196,094

G.  Line of Credit Facility — As of October 31, 2021, the Funds participated in a $1,000,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2021, the Funds did not have any borrowings under the facility. Prior to April 26, 2021, the facility was $700,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2021 , Goldman Sachs earned $20,616, in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Income Builder Fund.

The table below shows the transactions in and earnings from investments in the Underlying Funds for the fiscal year ended October 31, 2021:

Income Builder
Underlying Fund	Beginning Value as of October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Gain/(Loss)	Ending Value as of October 31, 2021	Shares as of October 31, 2021	Dividend Income
Goldman Sachs Emerging Markets Equity Fund — Class R6	$64,528	$246	$—	$12,991	$77,765	2,524	$246
Goldman Sachs Financial Square Government Fund — Institutional Shares	6,480,207	548,998,927	(532,244,888)	—	23,234,246	23,234,246	11,621
Goldman Sachs Financial Square Government Fund — Class R6 Shares	20,500,074	423,962,390	(398,988,860)	—	45,473,604	45,473,604	13,347
Goldman Sachs High Yield Fund — Class R6	54,358	2,869	—	2,549	59,776	9,282	2,869
Goldman Sachs MLP Energy Infrastructure Fund — Class R6	11,446,384	11,072,939	—	11,548,250	34,067,573	1,315,350	1,815,680

Total	$38,545,551	$984,037,371	$(931,233,748)	$11,563,790	$102,912,964		$1,843,763

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Notes to Financial Statements (continued)

October 31, 2021

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Rising Dividend Growth
Underlying Fund	Beginning Value as of October 31, 2020	Purchases at Cost	Proceeds from Sales	Ending Value as of October 31, 2021	Shares as of October 31, 2021	Dividend Income
Goldman Sachs Financial Square Government Fund — Institutional Shares	$151,784	$12,550,884	$(12,619,076)	$83,592	83,592	$83
Goldman Sachs Financial Square Government Fund — Class R6 Shares	4,494,394	121,032,567	(117,301,556)	8,225,405	8,225,405	2,555

Total	$4,646,178	$133,583,451	$(129,920,632)	$8,308,997		$2,638

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2021, were as follows:

Fund	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Income Builder	$1,286,972,700	$1,730,000	$921,123,219
Rising Dividend Growth	190,538,036	—	265,460,588

7. SECURITIES LENDING

The Income Builder Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Rising Dividend Growth Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will and BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement

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7. SECURITIES LENDING (continued)

securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL or BNYM are unable to purchase replacement securities, GSAL and/or BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of October 31, 2021, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

The Funds, GSAL and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended, October 31, 2021, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year Ended October 31, 2021		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of October 31, 2021
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Rising Dividend Growth	$11,239	$5,089	$—

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended October 31, 2021.

Fund	Beginning value as of October 31, 2020	Purchases at Cost	Proceeds from Sales	Ending value as of October 31, 2021	Shares as of October 31, 2021
Income Builder	$—	$128,915,026	$(128,915,026)	$—	—
Rising Dividend Growth	1,243,550	33,198,071	(34,441,621)	—	—

8. TAX INFORMATION

The tax character of distributions paid during the For the fiscal year ended October 31, 2021 was as follows:

	Income Builder	Rising Dividend Growth
Distributions paid from:
Ordinary income	$66,309,149	$11,466,021
Net long-term capital gains	—	6,052,382
Total Taxable Distributions	$66,309,149	$17,518,403

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Notes to Financial Statements (continued)

October 31, 2021

8. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended October 31, 2020 was as follows:

	Income Builder	Rising Dividend Growth
Distributions paid from:
Ordinary income	$56,308,398	$19,418,952
Net long-term capital gains	—	52,432,965
Total Taxable Distributions	$56,308,398	$71,851,917
Tax Return of Capital	$2,074,678	$—

As of October 31, 2021, the components of accumulated earnings (losses) on a tax basis were as follows:

	Income Builder	Rising Dividend Growth
Undistributed ordinary income — net	$23,740,575	$6,869,521
Undistributed long-term capital gains	59,823,655	38,046,289
Total undistributed earnings	$83,564,230	$44,915,810
Capital loss carryforwards:(1)
Perpetual Short-Term	$—	$—
Timing differences (Income Distributions Payable)	$(125)	$—
Unrealized gains (losses) — net	249,949,660	184,686,998
Total accumulated earnings losses — net	$333,513,765	$229,602,808

(1)	The Income Buillder Fund utilized $20,633,065 of capital losses in the current fiscal year.

As of October 31, 2021, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Income Builder	Rising Dividend Growth
Tax Cost	$2,084,092,517	$366,413,406
Gross unrealized gain	278,863,987	187,529,674
Gross unrealized loss	(28,914,327)	(2,842,676)
Net unrealized gains (losses)	$249,949,660	$184,686,998

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts and foreign currency contracts, and differences in the tax treatment of partnership investments, swap transactions, market discount accretion and premium amortization, and material modification of debt securities.

The Income Builder Fund reclassed $230,911 from paid-in capital to distributable earnings for the year ending October 31, 2021. In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from return of capital distributions and differences in the tax treatment of partnership investments.

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8. TAX INFORMATION (continued)

The Rising Dividend Growth Fund reclassed $6,083 from distributable earnings to paid in capital for the year ending October 31, 2021. In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from differences in the tax treatment of partnership investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Dividend-Paying Investments Risk — A Fund’s investments in dividend-paying securities could cause a Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Fund to produce current income.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Income Builder Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

On March 5, 2021, the United Kingdom’s Financial Conduct Authority (“FCA”) and ICE Benchmark Authority formally announced that certain LIBOR benchmarks will cease publication after December 31, 2021 while others will cease publication after June 30, 2023. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV.

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and

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Notes to Financial Statements (continued)

October 31, 2021

9. OTHER RISKS (continued)

other government restrictions by the U.S. or other governments, or problems with registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value,

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9. OTHER RISKS (continued)

particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, a Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if a Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting a Fund to the creditworthiness of that lender as well. Investors in loans, such as a Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, a Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Short Position Risk — A Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions involves leverage of a Fund’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which a Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited. To the extent that a Fund uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of a Fund to the markets and therefore could magnify changes to a Fund’s NAV.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

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GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2021

11. OTHER MATTERS

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This ASU provides optional exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. As of the financial reporting period, GSAM is currently evaluating the impact, if any, of applying ASU 2020-04.

12. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Income Builder Fund

	For the Fiscal Year Ended October 31, 2021		For the Fiscal Year Ended October 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,867,523	$180,553,524	3,444,417	$81,075,795
Reinvestment of distributions	449,961	11,836,775	425,053	9,849,705
Shares redeemed	(2,608,400)	(68,285,982)	(3,157,946)	(72,889,213)
	4,709,084	124,104,317	711,524	18,036,287
Class C Shares
Shares sold	1,847,515	47,544,663	1,789,841	41,157,194
Reinvestment of distributions	355,353	9,151,437	465,379	10,575,196
Shares redeemed	(4,830,410)	(124,413,665)	(5,623,116)	(127,931,312)
	(2,627,542)	(67,717,565)	(3,367,896)	(76,198,922)
Institutional Shares
Shares sold	14,503,053	386,338,647	12,873,547	308,323,535
Reinvestment of distributions	956,216	25,771,275	825,771	19,554,766
Shares redeemed	(5,011,669)	(134,495,439)	(10,911,901)	(251,978,866)
	10,447,600	277,614,483	2,787,417	75,899,435
Investor Shares
Shares sold	4,665,028	124,550,077	4,058,729	96,589,681
Reinvestment of distributions	386,405	10,371,807	400,544	9,472,182
Shares redeemed	(2,904,236)	(77,247,188)	(4,607,546)	(105,650,306)
	2,147,197	57,674,696	(148,273)	411,557
Class R6 Shares
Shares sold	383,900	10,356,613	2,479,595	60,768,260
Reinvestment of distributions	23,368	630,386	81,840	1,929,138
Shares redeemed	(2,221,047)	(57,015,947)	(268,437)	(5,872,640)
	(1,813,779)	(46,028,948)	2,292,998	56,824,758
Class P Shares
Shares sold	1,318,947	36,093,013	432,334	10,475,567
Reinvestment of distributions	36,867	999,603	24,175	575,637
Shares redeemed	(131,552)	(3,511,903)	(346,748)	(8,150,793)
	1,224,262	33,580,713	109,761	2,900,411

NET INCREASE	14,086,822	$379,227,696	2,385,531	$77,873,526

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GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2021

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Rising Dividend Growth Fund

	For the Fiscal Year Ended October 31, 2021		For the Fiscal Year Ended October 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,781,865	$60,067,261	3,175,610	$31,136,025
Reinvestment of distributions	558,204	6,434,401	2,003,644	20,863,785
Shares redeemed	(4,006,108)	(49,070,420)	(6,706,465)	(64,982,419)
	1,333,961	17,431,242	(1,527,211)	(12,982,609)
Class C Shares
Shares sold	236,781	2,999,106	382,059	3,978,768
Reinvestment of distributions	291,322	3,343,818	1,518,795	16,217,447
Shares redeemed	(6,041,952)	(76,504,065)	(8,109,150)	(81,750,482)
	(5,513,849)	(70,161,141)	(6,208,296)	(61,554,267)
Institutional Shares
Shares sold	2,168,184	29,309,851	1,544,449	16,238,584
Reinvestment of distributions	300,766	3,677,997	1,387,802	15,267,883
Shares redeemed	(2,971,856)	(37,608,612)	(9,828,045)	(100,369,325)
	(502,906)	(4,620,764)	(6,895,794)	(68,862,858)
Investor Shares
Shares sold	567,806	7,461,953	762,746	8,117,415
Reinvestment of distributions	209,775	2,548,105	951,261	10,450,296
Shares redeemed	(2,139,015)	(27,496,297)	(4,485,749)	(46,586,109)
	(1,361,434)	(17,486,239)	(2,771,742)	(28,018,398)
Class R6 Shares
Shares sold	61,468	824,734	68,556	711,516
Reinvestment of distributions	6,813	83,317	21,891	239,578
Shares redeemed	(40,210)	(532,863)	(100,789)	(1,045,464)
	28,071	375,188	(10,342)	(94,370)
Class R Shares
Shares sold	15,617	197,582	18,344	182,661
Reinvestment of distributions	3,863	43,983	22,024	229,741
Shares redeemed	(37,028)	(465,104)	(155,750)	(1,592,357)
	(17,548)	(223,539)	(115,382)	(1,179,955)
Class P Shares
Shares sold	330,890	4,494,579	64,197	643,263
Reinvestment of distributions	29,967	366,629	167,433	1,854,725
Shares redeemed	(109,846)	(1,394,013)	(1,280,451)	(13,288,125)
	251,011	3,467,195	(1,048,821)	(10,790,137)

NET DECREASE	(5,782,694)	$(71,218,058)	(18,577,588)	$(183,482,594)

78

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Income Builder Fund and Goldman Sachs Rising Dividend Growth Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Income Builder Fund and Goldman Sachs Rising Dividend Growth Fund (two of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2021

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Fund Expenses — Period Ended October 31, 2021 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class R6, Class R or Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2021 through October 31, 2021, which represents a period of 184 days in a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher:

	Income Builder Fund				Rising Dividend Growth Fund
Share Class	Beginning Account Value 5/1/21	Ending Account Value 10/31/21		Expenses Paid for the 6 months ended 10/31/21*	Beginning Account Value 5/1/21	Ending Account Value 10/31/21		Expenses Paid for the 6 months ended 10/31/21*
Class A
Actual	$1,000.00	$1,038.60		$4.01	$1,000.00	$1,078.90		$5.40
Hypothetical 5% return	1,000.00	1,021.27	+	3.97	1,000.00	1,020.01	+	5.24
Class C
Actual	1,000.00	1,035.00		7.85	1,000.00	1,074.90		9.31
Hypothetical 5% return	1,000.00	1,017.49	+	7.78	1,000.00	1,016.23	+	9.05
Institutional
Actual	1,000.00	1,040.40		2.31	1,000.00	1,080.30		3.78
Hypothetical 5% return	1,000.00	1,022.94	+	2.29	1,000.00	1,021.58	+	3.67
Investor
Actual	1,000.00	1,040.20		2.73	1,000.00	1,079.50		4.09
Hypothetical 5% return	1,000.00	1,022.53	+	2.70	1,000.00	1,021.27	+	3.97
Class R6
Actual	1,000.00	1,040.90		2.26	1,000.00	1,079.60		3.72
Hypothetical 5% return	1,000.00	1,022.99	+	2.24	1,000.00	1,021.63	+	3.62
Class R
Actual	—	—		—	1,000.00	1,077.00		6.70
Hypothetical 5% return	—	—		—	1,000.00	1,018.75	+	6.51
Class P
Actual	1,000.00	1,040.50		2.31	1,000.00	1,080.30		3.72
Hypothetical 5% return	1,000.00	1,022.94	+	2.29	1,000.00	1,021.63	+	3.62

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio (excluding proxy fees) for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2021. Expenses are calculated by multiplying the annualized net expense ratio (excluding proxy fees) by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Income Builder	0.78%	1.53%	0.45%	0.53%	0.44%	N/A	0.45%
Rising Dividend Growth	1.03	1.78	0.72	0.78	0.71	1.28	0.71

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios (excluding proxy fees) and an assumed rate of return of 5% per year before expenses.

80

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Income Builder Fund and Goldman Sachs Rising Dividend Growth Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2022 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2021 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

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GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending (with respect to the Rising Dividend Growth Fund), portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including changes associated with the COVID-19 pandemic, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2020,

82

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2021. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Rising Dividend Growth Fund’s portfolio management team to continue to enhance the investment models used in managing the Fund.

The Trustees observed that the Rising Dividend Growth Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-year period and in the fourth quartile for the three-, five- and ten-year periods, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three-, five-, and ten-year periods ended March 31, 2021. They noted that the Investment Adviser’s Quantitative Investment Strategies Team manages a portion of the Fund’s portfolio (the “10/10 Strategy”) and that they had approved the re-assignment of the portion of the Fund’s portfolio that invests in energy infrastructure companies (the “Energy Infrastructure Strategy”) from the Fund’s former sub-adviser to the Investment Adviser’s Energy and Infrastructure Team in 2020. The Trustees observed that the Investment Adviser’s Multi-Asset Solutions Group manages allocations between the “10/10 Strategy” and the Energy Infrastructure Strategy. They noted that the Rising Dividend Growth Fund’s peer group (Large Growth) and benchmark (the S&P 500 Index) were broad-based, whereas the Fund focused on dividend-paying stocks. The Trustees recalled that the Rising Dividend Growth Fund’s predecessor had commenced operations in March 2004 and had been reorganized into the Fund as a series of GST in February 2012.

The Trustees observed that the Income Builder Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the three-year period and underperformed for the one-, five, and ten-year periods ended March 31, 2021.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be

83

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2020 and 2019, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Income Builder Fund	Rising Dividend Growth Fund

First $1 billion	0.54%	0.75%

Next $1 billion	0.49	0.68

Next $3 billion	0.46	0.64

Next $3 billion	0.45	0.63

Over $8 billion	0.44	0.62

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee (with respect to the Income Builder Fund) and to limit certain expenses of the Funds that exceed specified levels, as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of the transfer agency fees paid by the Rising Dividend Growth Fund’s Class A, Class C, Investor and Class R Shares. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Income Builder Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent for the Rising Dividend Growth Fund (and fees earned by the Investment Adviser for managing the fund in which the Funds’ securities lending cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (j) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (k) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (l) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds

84

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Rising Dividend Growth Fund’s ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the program; and (i) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2022.

85

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 72	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007- 2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Dwight L. Bush Age: 64	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); Director of MoneyLion Inc. (an operator of a data-driven, digital financial platform) (2021-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014- 2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019- January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				109	None

Kathryn A. Cassidy Age: 67	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Diana M. Daniels Age: 72	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Joaquin Delgado Age: 61	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust

				109	Hexion Inc. (a specialty chemical manufacturer); Stepan Company (a specialty chemical manufacturer)

Eileen H. Dowling Age: 59	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021–September 2021); and Managing Director (2013–2021), BlackRock, Inc. (a financial services firm). Trustee—Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

86

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Trustees and Officers (Unaudited) (continued) Independent Trustees (continued)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Roy W. Templin Age: 61	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling and wall systems) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Armstrong World Industries, Inc. (a ceiling and wall systems manufacturer)

Gregory G. Weaver Age: 70	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Verizon Communications Inc.

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 59	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018- Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	168	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2021.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2021, Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 17 portfolios (13 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 38 portfolios (21 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

87

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Trustees and Officers (Unaudited) (continued) Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 59	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 53	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010- October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2021.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust – Dividend Focus Funds - Tax Information (Unaudited)

For the year ended October 31, 2021, 14.88% and 58.81% of the dividends paid from net investment company taxable income by the Income Builder and Rising Dividend Growth Funds, respectively, qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2021, 34.62% and 53.90% of the dividends paid from net investment company taxable income by the Income Builder and Rising Dividend Growth Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Rising Dividend Growth Fund designates $6,052,382, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended October 31, 2021.

During the fiscal year ended October 31, 2021, the Rising Dividend Growth Fund designates $6,557,713 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

For the year ended October 31, 2021, 0.89% and 1.62% of the dividends paid from net investment company taxable income by the Income Builder and Rising Dividend Growth Funds, respectively, qualify as section 199A dividends.

For the fiscal year ended October 31, 2021, the Income Builder Fund designates 75.40% of the dividends paid from net investment company taxable income as section 163(j) Interest Dividends.

88

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.14 trillion in assets under supervision as of September 30, 2021, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund[4]
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Municipal Income Completion Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund
∎	Clean Energy Income Fund
∎	Defensive Equity Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on July 29, 2021, the Goldman Sachs Short Duration Income Fund was renamed the Goldman Sachs Short Duration Bond Fund.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado Eileen H. Dowling James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file their portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

All or a portion of the Funds’ distributions may be treated for tax purposes as a return of capital, however, the final characterization of such distributions will be reported annually on Form 1099-DIV. The final tax status of the distributions may differ substantially from the above dividend information.

Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2021 Goldman Sachs. All rights reserved. 263316-OTU-1529409 DIVFOAR-21

Goldman Sachs Funds

Annual Report	October 31, 2021

Domestic Equity Insights Funds
Large Cap Growth Insights
Large Cap Value Insights
Small Cap Equity Insights
Small Cap Growth Insights
Small Cap Value Insights
U.S. Equity Insights

Goldman Sachs Domestic Equity Insights Funds

∎	LARGE CAP GROWTH INSIGHTS

∎	LARGE CAP VALUE INSIGHTS

∎	SMALL CAP EQUITY INSIGHTS

∎	SMALL CAP GROWTH INSIGHTS

∎	SMALL CAP VALUE INSIGHTS

∎	U.S. EQUITY INSIGHTS

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Enhancements Made to Proprietary Quantitative Model during the 12-Month Period Ended October 31, 2021

We continuously look for ways to improve our investment process. Accordingly, we introduced a number of enhancements to our proprietary quantitative model during the 12-month period ended October 31, 2021 (the “Reporting Period”).

During the last months of 2020, we added several new signals within our Sentiment Analysis investment theme in the U.S. region. The first signal uses granular market data to understand market microstructures. The second signal is based on the quality of management’s responses on earnings calls, and it uses natural language processing techniques to capture the linguistic complexity of a company’s earnings call transcript, as we believe that companies that respond with fewer “non-answers” are expected to perform better over the long term. We also introduced new signals within our High Quality Business Models investment theme, particularly in the U.S. region. The first signal evaluates the overlap in the tenure of a company’s C-suite executives as well as other management positions, as we believe companies that exhibit less turnover in their senior-most management teams are likely to outperform in the long run. The second signal seeks to identify a company’s exposure to U.S. states based on search engine activity, as we believe that companies can be impacted by the economic conditions of regions beyond where their subsidiaries, offices or otherwise general businesses are physically located. Finally, we introduced a strategic climate-aware tilt with longer-term return expectations within our overall portfolio construction process that is designed to reduce exposure to carbon transition risk using two proprietary measures of emissions intensity. We believe that the transition to a low-carbon economy is likely to become even more important in determining the attractiveness of companies in the future.

During the first half of 2021, we introduced new signals within our Sentiment Analysis investment theme, which we rolled out across the majority of regions, including the U.S., emerging markets, Japan and Europe. These signals are an extension to our existing suite of signals that focus on institutional positioning and capture sentiment associated with outstanding short-interest for specific names. The new signals focus on short positions by institutional investors and seek to identify which ones may have been covered prematurely or maintained beyond their optimal duration. Additionally, within our High Quality Business Models investment theme, we introduced another signal to our existing suite of alternative growth signals across multiple regions, including the U.S., emerging markets, Japan and Europe. The new signal seeks to identify companies that exhibit elevated levels of demand for their products and services based on trends identified from consumer Internet activity data. While we believe that these types of trends can help provide additional insight on the global demand for certain products and services, we have also closely focused on developing our own process to identify which individual companies are most highly exposed to specific trends. Lastly, we introduced in the U.S. region a proprietary methodology to enhance how we identify a company’s relevant peer group, as we believe that more common methods that rely on country or industry classifications may be overly simplistic for companies operating in a complex business environment. This methodology is used to enhance relative valuation signals within our Fundamental Mispricings investment theme that seek to identify companies that are trading at attractive valuations relative to their most relevant peers.

1

MARKET REVIEW

Goldman Sachs Domestic Equity Insights Funds

Market Review

U.S. equities broadly generated a double-digit gain during the 12-month period ended October 31, 2021 (the “Reporting Period”), with the major influences being an economic recovery from the depths of the COVID-19 pandemic as well as continued fiscal stimulus and ongoing accommodative monetary policies from central banks and governments around the world.

In November and December 2020, when the Reporting Period started, U.S. equities rallied, extending a broad-based recovery from steep first quarter 2020 declines, on the prospect of an end to the global COVID-19 pandemic and its weighted economic impact following the approval and distribution of multiple COVID-19 vaccines. While uncertainty surrounding the U.S. elections and other policy questions created the potential for higher market volatility, the Democrat victory proved positive for equity markets. Further, after a historically sharp but short recession during the spring of 2020, many major economies, including the U.S., entered an early-cycle phase of recovery. Employment conditions improved, as temporary job losses were regained and U.S. manufacturing activity recovered. Despite this improvement, reminders of a COVID-19 ceiling for those industries hit hardest by pandemic-related restrictions persisted.

U.S. equities added to their gains during the first quarter of 2021. Rising bond yields and a value-led equity market dominated these months. Two key drivers of performance were the Democrat victories in Georgia during January 2021, which paved the way for massive additional U.S. fiscal stimulus, and progress in the COVID-19 vaccine rollout. An increase in the 10-year U.S. Treasury yield benefited financials and value-oriented stocks. The accelerating rollout of COVID-19 vaccines boosted investors’ hopes of a sustainable reopening of the economy. Small-cap stocks, which tend to be more cyclical and domestically focused, performed particularly well. The passage of the White House’s stimulus package led to upgrades in consensus forecasts for U.S. Gross Domestic Product in 2021. Some investors worried the size of the U.S. fiscal stimulus could provoke a pickup in inflation. However, despite upgrading its growth forecasts for the 2021 calendar year and expecting unemployment to decline, the U.S. Federal Reserve (the “Fed”) said it did not believe inflation would be meaningfully above target and did not expect to raise interest rates before 2024.

During the second calendar quarter, U.S. equities recorded positive returns overall. Discussions during these months centered on the central bank liquidity tailwind, fiscal stimulus, COVID-19 vaccine rollout progress, economic reopening momentum, strong corporate profits and robust equity inflows. While inflation concerns were fairly pervasive, the Fed remained consistent in its messaging around expectations that price pressures would be transitory. The peak inflation theme gained traction as the quarter progressed, even as economists suggested the transitory period may be longer than expected. Corporate earnings season brought another round of outsized beats over consensus estimates, along with corporate commentary highlighting some input pressure offset for companies with above-average pricing power or productivity initiatives. Despite a late-quarter agreement between the White House and a bipartisan group of Senators on the framework of a physical infrastructure package, the path to additional fiscal stimulus remained complicated.

U.S. equities increased only marginally in the third quarter of 2021. In July and August, the rally continued, as the market’s focus remained on easy financial conditions, accommodative monetary policy, pent-up consumer demand, positive corporate earnings sentiment, resilient operating margins, corporate buybacks and equity inflows. Some economic indicators, including higher inflation and lower than consensus expected retail sales and manufacturing activity, were causes of concern among investors, though the market and the Fed remained largely optimistic. However, sentiment deteriorated in September 2021, as the spread of the COVID-19 Delta variant dampened economic reopening momentum and the Fed signaled for a slowdown of its asset purchases. Also, the still-complicated path to fiscal stimulus in the House of Representatives, the looming debt ceiling discussion and global risk events, including supply chain disruptions and input price pressures, all put a strain on the U.S. equity market. September also saw a global sell-off in risk assets on concerns about Chinese real estate developers’ leverage and a spike in energy prices.

In October, U.S. equities produced their best monthly gain of 2021 to date, propelled by the third calendar quarter corporate earnings season. More than half of the S&P 500® Index constituents reported their earnings, with more than 80% reporting positive earnings surprises even as supply chain disruptions, input cost pressures and tight labor markets were highlighted in many companies’ earnings reports. On the policy front, the Fed’s narrative on inflation shifted from “transitory” to “more persistent.” Chatter and negotiations around fiscal stimulus continued, but it was not until the end of the month that the White House

2

MARKET REVIEW

announced a $1.75 trillion social spending framework, a lower figure than initially proposed. On the economic front, inflation rose, the Institute for Supply Management’s manufacturing and services indices both reported better than consensus expectations, and job market data was mixed, with September’s nonfarm payroll growth significantly lower than August’s but initial jobless claims falling.

For the Reporting Period overall, the S&P 500® Index (with dividends reinvested) returned 42.91%, with all 11 sectors generating positive absolute returns. Energy, financials and information technology were the best performing sectors in the S&P 500® Index. The weakest performing sectors in the S&P 500® Index were utilities and consumer staples, followed at some distance by health care.

In terms of market capitalization, small-cap stocks, as measured by the Russell 2000® Index, performed best, followed by mid-cap stocks, as measured by the Russell Midcap® Index, and then large-cap stocks, as measured by the Russell 1000® Index, with each capitalization segment posting double-digit positive absolute returns during the Reporting Period overall. From a style perspective, value-oriented stocks significantly outpaced growth-oriented stocks across the capitalization spectrum, though the differentiation among large-cap stocks was quite narrow. (All as measured by the FTSE Russell indices.)

Looking Ahead

At the end of the Reporting Period, we continued to believe that less expensive stocks should outpace more expensive stocks. In addition, we expected stocks with good momentum to outperform those with poor momentum. We plan to focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

3

PORTFOLIO RESULTS

Goldman Sachs Large Cap Growth Insights Fund

Investment Objective

The Fund seeks long-term growth of capital, with dividend income as a secondary consideration.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Large Cap Growth Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 42.69%, 41.59%, 43.18%, 42.50%, 43.03%, 43.19%, 42.33% and 43.21%, respectively. These returns compare to the 43.21% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, the Fund underperformed the Index, with two of our quantitative model’s four investment themes detracting from results. Stock selection driven by these investment themes hurt relative returns.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, two of our four investment themes — Market Themes & Trends and High Quality Business Models — detracted from the Fund’s relative performance. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives.

Our Sentiment Analysis investment theme contributed positively to relative returns during the Reporting Period. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment.

The impact of our Fundamental Mispricings investment theme was rather neutral during the Reporting Period. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, our quantitative model focuses on stock selection rather than on making sector or

4

PORTFOLIO RESULTS

industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Relative performance is primarily driven by stock selection, not by sector or industry allocations.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, stock selection hurt the Fund’s relative performance, led by investments in the communication services and consumer discretionary sectors. The Fund’s stock picks in the information technology and consumer staples sectors added to returns.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	Regarding individual stock positions, the Fund was hampered during the Reporting Period by its underweight positions compared to the Index in Tesla, an electric vehicle and clean energy company, and NVIDIA, which engages in the design and manufacture of computer graphics processors, chipsets and related multimedia software. An overweight in Quidel, a maker of diagnostic health care products, also detracted from relative performance. The Fund’s underweight in Tesla was largely due to our High Quality Business Models and Fundamental Mispricings investment themes. The Fund was underweight NVIDIA mostly because of our High Quality Business Models and Market Themes & Trends investment themes. Our Market Themes & Trends and Fundamental Mispricings investment themes led to the Fund’s overweight in Quidel.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	During the Reporting Period, the Fund benefited from overweight positions versus the Index in technology holding company Alphabet, technology research and consulting company Gartner and health care facility operator HCA Healthcare. The overweight in Alphabet was driven by all four of our investment themes, led by Sentiment Analysis. The Fund was overweight Gartner mainly because of our High Quality Business Models and Sentiment Analysis themes. The overweight in HCA Healthcare was largely due to our Sentiment Analysis and High Quality Business Models investment themes.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the information technology, health care, financials and communication services sectors relative to the Index. Compared to the Index, the Fund was underweight the consumer staples, consumer discretionary and industrials sectors. The Fund was relatively neutral compared to the Index in the materials and real estate sectors and had no allocation to the energy and utilities sectors at the end of the Reporting Period.

5

FUND BASICS

Large Cap Growth Insights Fund

as of October 31, 2021

TOP TEN HOLDINGS AS OF 10/31/21[1]

Holding	% of Net Assets	Line of Business

Microsoft Corp.	9.8%	Software
Apple, Inc.	9.2	Technology Hardware, Storage & Peripherals
Amazon.com, Inc.	6.2	Internet & Direct Marketing Retail
Alphabet, Inc., Class C	6.1	Interactive Media & Services
Facebook, Inc., Class A	4.3	Interactive Media & Services
Tesla, Inc.	3.4	Automobiles
Visa, Inc., Class A	2.2	IT Services
PayPal Holdings, Inc.	2.1	IT Services
AbbVie, Inc.	1.9	Biotechnology
Intuit, Inc.	1.7	Software

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2021

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

6

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Performance Summary

October 31, 2021

The following graph shows the value, as of October 31, 2021, of a $1,000,000 investment made on November 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Large Cap Growth Insights Fund’s 10 Year Performance

Performance of a $1,000,000 investment, including any applicable sales charges, with distributions reinvested, from November 1, 2011 through October 31, 2021.

Average Annual Total Return through October 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	42.69%	22.30%	18.16%	—
Including sales charges	34.84%	20.93%	17.50%	—

Class C
Excluding contingent deferred sales charges	41.59%	21.40%	17.28%	—
Including contingent deferred sales charges	40.47%	21.40%	17.28%	—

Institutional	43.18%	22.77%	18.63%	—

Service	42.50%	22.17%	18.04%	—

Investor	43.03%	22.61%	18.45%	—

Class R6 (Commenced July 31, 2015)	43.19%	22.78%	N/A	18.24%

Class R	42.33%	22.00%	17.87%	—

Class P (Commenced April 16, 2018)	43.21%	N/A	N/A	21.50%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

7

PORTFOLIO RESULTS

Goldman Sachs Large Cap Value Insights Fund

Investment Objective

The Fund seeks long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Large Cap Value Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 42.87%, 41.85%, 43.40%, 42.68%, 43.24%, 43.42%, 42.57% and 43.44%, respectively. These returns compare to the 43.76% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, the Fund underperformed the Index, with two of our quantitative model’s four investment themes detracting from returns. Stock selection driven by our investment themes also hurt relative performance.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, two of our investment themes — Market Themes & Trends and, to a lesser extent, High Quality Business Models — detracted from the Fund’s relative returns. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives.

Our Fundamental Mispricings and Sentiment Analysis investment themes contributed positively to results during the Reporting Period. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, our quantitative model focuses on stock selection rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Relative performance is primarily driven by stock selection, not by sector or industry allocations.

8

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, stock selection in the information technology, industrials and energy sectors held back relative performance. Stock selection in the consumer staples, health care and consumer discretionary sectors bolstered relative returns.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	In terms of individual stock positions, the Fund was hurt by its underweight positions compared to the Index in integrated energy company ExxonMobil and in financials institution Bank of America. An overweight in SBA Communications, a real estate investment trust that owns and operates wireless infrastructure, was also a drag on returns. The Fund’s underweight in ExxonMobil was mainly the result of our Sentiment Analysis and Market Themes & Trends investment themes. Our Sentiment Analysis, High Quality Business and Fundamental Mispricings investment themes led to the Fund’s underweight in Bank of America. The overweight in SBA Communications was largely due to our Sentiment Analysis, High Quality Business Models and Market Themes & Trends investment themes.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	During the Reporting Period, overweight positions versus the Index in automaker Ford Motor and health care facility operator HCA Healthcare contributed positively to the Fund’s relative performance. The Fund was also aided by an underweight in Danaher, which designs, manufactures and markets professional, medical, industrial and commercial products and services. All four of our investment themes drove the Fund’s overweight in Ford Motor. The overweight in HCA Healthcare was largely the result of our Sentiment Analysis and High Quality Business Models investment themes. The Fund was underweight Danaher mostly because of our High Quality Business Models and Sentiment Analysis investment themes.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the information technology, health care and financials sectors relative to the Index. Compared to the Index, the Fund was underweight the consumer staples, energy and industrials sectors. The Fund was relatively neutral in the materials, communication services, utilities, consumer discretionary and real estate sectors at the end of the Reporting Period.

9

FUND BASICS

Large Cap Value Insights Fund

as of October 31, 2021

TOP TEN HOLDINGS AS OF 10/31/21[1]

Holding	% of Net Assets	Line of Business

Berkshire Hathaway, Inc., Class B	3.6%	Diversified Financial Services
Johnson & Johnson	3.0	Pharmaceuticals
UnitedHealth Group, Inc.	2.9	Health Care Providers & Services
Alphabet, Inc., Class A	2.2	Interactive Media & Services
Anthem, Inc.	1.5	Health Care Providers & Services
Walmart, Inc.	1.5	Food & Staples Retailing
JPMorgan Chase & Co.	1.4	Banks
CSX Corp.	1.4	Road & Rail
Intel Corp.	1.4	Semiconductors & Semiconductor Equipment
Chubb Ltd.	1.4	Insurance

[1]	The top 10 holdings may not be representative of the Fund’s future investments. The top 10 holdings exclude investments in money market funds.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2021

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

10

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Performance Summary

October 31, 2021

The following graph shows the value, as of October 31, 2021, of a $1,000,000 investment made on November 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Large Cap Value Insights Fund’s 10 Year Performance

Performance of a $1,000,000 investment, including any applicable sales charges, with distributions reinvested, from November 1, 2011 through October 31, 2021.

Average Annual Total Return through October 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	42.87%	12.06%	12.36%	—
Including sales charges	35.00%	10.80%	11.73%	—

Class C
Excluding contingent deferred sales charges	41.85%	11.23%	11.53%	—
Including contingent deferred sales charges	40.84%	11.23%	11.53%	—

Institutional	43.40%	12.49%	12.80%	—

Service	42.68%	11.93%	12.24%	—

Investor	43.24%	12.34%	12.64%	—

Class R6 (Commenced July 31, 2015)	43.42%	12.51%	N/A	10.28%

Class R	42.57%	11.78%	12.07%	—

Class P (Commenced April 16, 2018)	43.44%	N/A	N/A	9.61%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

11

PORTFOLIO RESULTS

Goldman Sachs Small Cap Equity Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Small Cap Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 54.23%, 53.02%, 54.73%, 54.06%, 54.61%, 54.82%, 53.83% and 54.78%, respectively. These returns compare to the 50.80% average annual total return of the Fund’s benchmark, the Russell 2000® Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, the Fund outperformed the Index, with all four of our quantitative model’s investment themes contributing positively. Stock selection driven by these investment themes added further to relative returns.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, the Fund benefited from all four of our investment themes, with Sentiment Analysis adding most to relative performance. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Our Market Themes & Trends, High Quality Business Models and Fundamental Mispricings investment themes also bolstered results. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, our quantitative model focuses on stock selection rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Relative performance is primarily driven by stock selection, not by sector or industry allocations.

12

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, stock selection in the health care sector added significantly to the Fund’s relative performance, followed by stock picks in the financials, information technology and utilities sectors. Conversely, stock selection in the industrials and energy sectors detracted from the Fund’s returns.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	In terms of individual stock positions, the Fund was helped by overweight positions versus the Index in Red Rock Resorts, which develops and operates casino and entertainment properties; Tenet Healthcare, which owns or operates general hospitals and related health care facilities; and Bancorp, a bank holding company. The overweight in Red Rock Resorts was due primarily to our High Quality Business Models, Sentiment Analysis and Market Themes & Trends investment themes. The Fund’s overweight in Tenet Healthcare was mainly because of our Sentiment Analysis and High Quality Business Models investment themes, while the overweight in Bancorp was mostly the result of our Sentiment Analysis and Fundamental Mispricings investment themes.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	The Fund was hurt during the Reporting Period by its underweight position relative to the Index in Plug Power, which provides hydrogen fuel cell turnkey solutions for the electric mobility and stationary power markets. Overweight positions in Editas Medicine, a clinical-stage genome editing company, and Groupon, an e-commerce marketplace, also detracted from relative performance. Our High Quality Business Models investment theme drove the Fund’s underweight in Plug Power. The overweight in Editas Medicine was mainly due to our Sentiment Analysis, Market Themes & Trends and High Quality Business Models investment themes. The Fund was overweight Groupon largely because of our High Quality Business Models and Sentiment Analysis investment themes.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the financials and communication services sectors relative to the Index. Compared to the Index, the Fund was underweight the utilities, real estate. industrials and consumer staples sectors. The Fund was relatively neutral versus the Index in the health care, consumer discretionary, materials, information technology and energy sectors at the end of the Reporting Period.

13

FUND BASICS

Small Cap Equity Insights Fund

as of October 31, 2021

TOP TEN HOLDINGS AS OF 10/31/21[1]

Holding	% of Net Assets	Line of Business

Ovintiv, Inc.	0.9%	Oil, Gas & Consumable Fuels
Medpace Holdings, Inc.	0.8	Life Sciences Tools & Services
Atkore, Inc.	0.8	Electrical Equipment
Red Rock Resorts, Inc., Class A	0.7	Hotels, Restaurants & Leisure
SPS Commerce, Inc.	0.7	Software
Stewart Information Services Corp.	0.7	Insurance
Texas Roadhouse, Inc.	0.7	Hotels, Restaurants & Leisure
NexPoint Residential Trust, Inc.REIT	0.7	Equity Real Estate Investment Trusts (REITs)
National Storage Affiliates TrustREIT	0.7	Equity Real Estate Investment Trusts (REITs)
Korn Ferry	0.7	Professional Services

[1]	The top 10 holdings may not be representative of the Fund’s future investments. The top 10 holdings exclude investments in money market funds.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2021

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

14

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Performance Summary

October 31, 2021

The following graph shows the value, as of October 31, 2021, of a $1,000,000 investment made on November 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Small Cap Equity Insights Fund’s 10 Year Performance

Performance of a $1,000,000 investment, including any applicable sales charges, with distributions reinvested, from November 1, 2011 through October 31, 2021.

Average Annual Total Return through October 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	54.23%	13.85%	12.30%	—
Including sales charges	45.73%	12.57%	11.67%	—

Class C
Excluding contingent deferred sales charges	53.02%	13.00%	11.46%	—
Including contingent deferred sales charges	52.02%	13.00%	11.46%	—

Institutional	54.73%	14.29%	12.74%	—

Service	54.06%	13.73%	12.18%	—

Investor	54.61%	14.14%	12.58%	—

Class R6 (Commenced July 31, 2015)	54.82%	14.32%	N/A	11.62%

Class R	53.83%	13.57%	12.02%	—

Class P (Commenced April 16, 2018)	54.78%	N/A	N/A	11.17%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

15

PORTFOLIO RESULTS

Goldman Sachs Small Cap Growth Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Small Cap Growth Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 42.51%, 41.47%, 43.04%, 42.89%, 43.07%, 42.20% and 43.07%, respectively. These returns compare to the 38.45% average annual total return of the Fund’s benchmark, the Russell 2000® Growth Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, the Fund outperformed the Index, with all four of our quantitative model’s investment themes adding to returns. Stock selection driven by these investment themes also contributed positively.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, all four of our investment themes bolstered the Fund’s relative performance. Sentiment Analysis and High Quality Business Models added most to results, followed by Market Themes & Trends and Fundamental Mispricings. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, our quantitative model focuses on stock selection rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Relative performance is primarily driven by stock selection, not by sector or industry allocations.

16

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

The Fund benefited most during the Reporting Period from stock selection in the health care sector, followed by investments in the information technology, communication services and financials sectors. Stock selection in the industrials and consumer discretionary sectors detracted from relative returns.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	In terms of individual stock positions, the Fund was helped by overweight positions compared to the Index in Red Rock Resorts, which develops and operates casino and entertainment properties; Abercrombie & Fitch, a casualwear retailer; and The Joint, which develops, owns, operates, supports and manages chiropractic clinics. Our High Quality Business Models and Sentiment Analysis investment themes led to the Fund’s overweight in Red Rock Resorts. The overweight in Abercrombie & Fitch was largely the result of our High Quality Business Models and Market Themes & Trends investment themes. The Fund was overweight The Joint mainly because of our Sentiment Analysis, High Quality Business Models and Market Themes & Trends investment themes.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	During the Reporting Period, the Fund was held back by an underweight position versus the Index in Plug Power, which provides hydrogen fuel cell turnkey solutions for the electric mobility and stationary power markets. Also detracting from relative performance was an overweight in Editas Medicine, a clinical-stage genome editing company, and an underweight in BJ’s Wholesale Club Holdings, a warehouse club shopping chain. The Fund was underweight Plug Power mostly because of our High Quality Business Models investment theme. The overweight in Editas Medicine was primarily due to our Market Themes & Trends and Sentiment Analysis investment themes. The Fund was underweight BJ’s Wholesale Club Holdings largely because of our High Quality Business Models investment theme.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the communication services and financials sectors relative to the Index. Compared to the Index, the Fund was underweight the materials and consumer staples sectors. The Fund was relatively neutral compared to the Index in the real estate, industrials, information technology, energy, consumer discretionary and health care sectors and had no exposure in the utilities sector at the end of the Reporting Period.

17

FUND BASICS

Small Cap Growth Insights Fund

as of October 31, 2021

TOP TEN HOLDINGS AS OF 10/31/21[1]

Holding	% of Net Assets	Line of Business

Medpace Holdings, Inc.	1.0%	Life Sciences Tools & Services
Texas Roadhouse, Inc.	1.0	Hotels, Restaurants & Leisure
Exponent, Inc.	1.0	Professional Services
National Storage Affiliates TrustREIT	0.9	Equity Real Estate Investment Trusts (REITs)
Kinsale Capital Group, Inc.	0.9	Insurance
Varonis Systems, Inc.	0.9	Software
Matador Resources Co.	0.9	Oil, Gas & Consumable Fuels
SPS Commerce, Inc.	0.9	Software
Mimecast Ltd.	0.9	Software
Atkore, Inc.	0.9	Electrical Equipment

[1]	The top 10 holdings may not be representative of the Fund’s future investments. The top 10 holdings exclude investments in money market funds.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2021

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.2% of the Fund’s net assets as of October 31, 2021. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

18

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Performance Summary

October 31, 2021

The following graph shows the value, as of October 31, 2021, of a $1,000,000 investment made on November 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Growth Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Small Cap Growth Insights Fund’s 10 Year Performance

Performance of a $1,000,000 investment, including any applicable sales charges, with distributions reinvested, from November 1, 2011 through October 31, 2021.

Average Annual Total Return through October 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	42.51%	15.37%	13.23%	—
Including sales charges	34.66%	14.08%	12.59%	—

Class C
Excluding contingent deferred sales charges	41.47%	14.53%	12.39%	—
Including contingent deferred sales charges	40.42%	14.53%	12.39%	—

Institutional	43.04%	15.82%	13.67%	—

Investor	42.89%	15.67%	13.51%	—

Class R6 (Commenced July 31, 2015)	43.07%	15.82%	N/A	11.73%

Class R	42.20%	15.09%	12.95%	—

Class P (Commenced April 16, 2018)	43.07%	N/A	N/A	11.76%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

19

PORTFOLIO RESULTS

Goldman Sachs Small Cap Value Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Small Cap Value Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 64.75%, 63.49%, 65.37%, 65.17%, 65.36%, 64.31% and 65.36%, respectively. These returns compare to the 64.30% average annual total return of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, the Fund outperformed the Index, with all four of our quantitative model’s investment themes contributing positively. Stock selection driven by these investment themes added further to relative performance.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, all four of our investment themes added to the Fund’s relative performance. Fundamental Mispricings and Sentiment Analysis were our best performing investment themes, followed by Market Themes & Trends and High Quality Business Models. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, our quantitative model focuses on stock selection rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Relative performance is primarily driven by stock selection, not by sector or industry allocations.

20

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, the Fund benefited from stock selection in the financials, health care and utilities sectors. Stock selection in the information technology, consumer discretionary and industrials sectors detracted from relative returns.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	In terms of individual positions, the Fund’s relative outperformance was driven by overweight positions compared to the Index in Bancorp, a bank holding company; Red Rock Resorts, which develops and operates casino and entertainment properties; and Abercrombie & Fitch, a casualwear retailer. The overweight position in Bancorp was mainly due to our Sentiment Analysis and Fundamental Mispricings investment themes. Our High Quality Business Models and Sentiment Analysis investment themes led to the Fund’s overweight in Red Rock Resorts. The Fund’s overweight in Abercrombie & Fitch was based largely on our High Quality Business Models and Market Themes & Trends investment themes.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	During the Reporting Period, the Fund was hampered by its underweight positions relative to the Index in 3D Systems, which provides 3D printing and digital manufacturing solutions, and GameStop, a video game, consumer electronics and gaming merchandise retailer. An overweight in Standard Motor Products, a manufacturer and distributor of aftermarket automotive parts, also detracted from relative performance. The Fund was underweight 3D Systems mostly because of our Sentiment Analysis and High Quality Business Models investment themes. Our Market Themes & Trends investment theme drove the Fund’s underweight in GameStop. The overweight in Standard Motor Products was largely the result of our High Quality Business Models investment theme.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the financials and health care sectors relative to the Index. Compared to the Index, the Fund was underweight the utilities, energy and real estate sectors. The Fund was relatively neutral in the communication services, consumer discretionary, information technology, materials, consumer staples and industrials sectors at the end of the Reporting Period.

21

FUND BASICS

Small Cap Value Insights Fund

as of October 31, 2021

TOP TEN HOLDINGS AS OF 10/31/21[1]

Holding	% of Net Assets	Line of Business

AMC Entertainment Holdings, Inc., Class A	1.2%	Entertainment

Ovintiv, Inc.	1.2	Oil, Gas & Consumable Fuels

SouthState Corp.	0.9	Banks

STAG Industrial, Inc.REIT	0.9	Equity Real Estate Investment Trusts (REITs)

Triton International Ltd.	0.8	Trading Companies & Distributors

United Bankshares, Inc.	0.8	Banks

Korn Ferry	0.8	Professional Services

Kennametal, Inc.	0.8	Machinery

Stewart Information Services Corp.	0.7	Insurance
NexPoint Residential Trust, Inc.REIT	0.7	Equity Real Estate Investment Trusts (REITs)

[1]	The top 10 holdings may not be representative of the Fund’s future investments. The top 10 holdings exclude investments in money market funds.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2021

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 2.0% of the Fund’s net assets as of October 31, 2021. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

22

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Performance Summary

October 31, 2021

The following graph shows the value, as of October 31, 2021, of a $1,000,000 investment made on November 1, 2011 in Institutional Shares. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Small Cap Value Insights Fund’s 10 Year Performance

Performance of a $1,000,000 investment, including any applicable sales charges, with distributions reinvested, from November 1, 2011 through October 31, 2021.

Average Annual Total Return through October 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	64.75%	12.68%	11.51%	—
Including sales charges	55.67%	11.41%	10.88%	—

Class C
Excluding contingent deferred sales charges	63.49%	11.85%	10.68%	—
Including contingent deferred sales charges	62.48%	11.85%	10.68%	—

Institutional	65.37%	13.11%	11.94%	—

Investor	65.17%	12.96%	11.78%	—

Class R6 (Commenced July 31, 2015)	65.36%	13.12%	N/A	11.50%

Class R	64.31%	12.39%	11.23%	—

Class P (Commenced April 16, 2018)	65.36%	N/A	N/A	10.34%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

23

PORTFOLIO RESULTS

Goldman Sachs U.S. Equity Insights Fund

Investment Objective

The Fund seeks long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs U.S. Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2021 (the "Reporting Period").

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 41.26%, 40.22%, 41.79%, 41.08%, 41.61%, 41.78%, 40.91% and 41.80%, respectively. These returns compare to the 42.91% average annual total return of the Fund’s benchmark, the S&P 500® Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, the Fund underperformed the Index, with two of our quantitative model’s four investment themes detracting from results. Stock selection driven by these investment themes also hurt relative performance.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, two of our investment themes detracted from the Fund’s relative returns. Market Themes & Trends was our worst performing investment theme, followed by Fundamental Mispricings. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run.

Our Sentiment Analysis and High Quality Business Models investment themes added to relative performance during the Reporting Period. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, our quantitative model focuses on stock selection rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Relative performance is primarily driven by stock selection, not by sector or industry allocations.

24

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, stock selection within the energy, communication services and consumer discretionary sectors detracted from the Fund’s relative returns. Stock selection in the consumer staples, utilities and information technology sectors added to results.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	In terms of individual stock positions, the Fund was hurt during the Reporting Period by its underweight positions relative to the Index in NVIDIA, which engages in the design and manufacture of computer graphics processors, chipsets and related multimedia software; Tesla, an electric vehicle and clean energy company; and The Walt Disney Company, an entertainment and media conglomerate. The Fund’s underweight in NVIDIA was largely because of our Fundamental Mispricings, Market Themes & Trends and High Quality Business Models investment themes. The underweight in Tesla was driven mainly by our Fundamental Mispricings and High Quality Business Models investment themes. Our High Quality Business Models investment theme led to the Fund’s underweight in The Walt Disney Company.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited during the Reporting Period from overweight positions compared to the Index in Ford Motor, an automaker; Applied Materials, which supplies equipment, services and software for the manufacture of semiconductor chips; and HCA Healthcare, a health care facility operator. The Fund’s overweight in Ford Motor was mostly because of our High Quality Business Models and Fundamental Mispricings investment themes. The overweight in Applied Materials was mainly due to our High Quality Business Models and Sentiment Analysis investment themes. The Fund was overweight HCA Healthcare largely based on our Sentiment Analysis and High Quality Business Models investment themes.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the health care, financials, information technology and materials sectors relative to the Index. Compared to the Index, the Fund was underweight the consumer staples, consumer discretionary and energy sectors. The Fund was relatively neutral compared to the Index in the real estate, utilities, communication services and industrials sectors at the end of the Reporting Period.

25

FUND BASICS

U.S. Equity Insights Fund

as of October 31, 2021

TOP TEN HOLDINGS AS OF 10/31/21[1]

Holding	% of Net Assets	Line of Business

Microsoft Corp.	5.3%	Software

Apple, Inc.	5.0	Technology Hardware, Storage & Peripherals

Alphabet, Inc., Class C	3.9	Interactive Media & Services

Amazon.com, Inc.	3.0	Internet & Direct Marketing Retail

Facebook, Inc., Class A	3.0	Interactive Media & Services

UnitedHealth Group, Inc.	2.1	Health Care Providers & Services

Johnson & Johnson	2.1	Pharmaceuticals

Tesla, Inc.	1.7	Automobiles

Berkshire Hathaway, Inc., Class B	1.6	Diversified Financial Services
PayPal Holdings, Inc.	1.6	IT Services

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2021

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 0.8% of the Fund’s net assets as of October 31, 2021. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

26

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Performance Summary

October 31, 2021

The following graph shows the value, as of October 31, 2021, of a $1,000,000 investment made on November 1, 2011 in Institutional Shares. For comparative purposes, the performance of the Fund’s benchmark, the Standard and Poor’s 500 Index (with dividends reinvested) (“S&P 500® Index”), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

U.S. Equity Insights Fund’s 10 Year Performance

Performance of a $1,000,000 investment, including any applicable sales charges, with distributions reinvested, from November 1, 2011 through October 31, 2021.

Average Annual Total Return through October 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	41.26%	17.67%	15.30%	—
Including sales charges	33.49%	16.35%	14.65%	—

Class C
Excluding contingent deferred sales charges	40.22%	16.80%	14.44%	—
Including contingent deferred sales charges	39.17%	16.80%	14.44%	—

Institutional	41.79%	18.12%	15.75%	—

Service	41.08%	17.54%	15.17%	—

Investor	41.61%	17.97%	15.58%	—

Class R6 (Commenced July 31, 2015)	41.78%	18.13%	N/A	14.47%

Class R	40.91%	17.38%	15.02%	—

Class P (Commenced April 16, 2018)	41.80%	N/A	N/A	16.24%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

27

FUND BASICS

Index Definitions

Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. The Russell Midcap® Index includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap® Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The Russell 1000® Index is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. The Russell 2000® Index includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

The Russell 1000® Growth Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The figures for the Russell 1000® Growth Index do not include any deduction for fees, expenses or taxes.

The Russell 1000® Value Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The figures for the Russell 1000® Value Index do not include any deduction for fees, expenses or taxes.

The Russell 2000® Growth Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000®

Growth Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell 2000® Value Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Value Index figures do not reflect any deduction for fees, expenses or taxes.
It is not possible to invest directly in an unmanaged index.

28

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Schedule of Investments

October 31, 2021

Shares	Description	Value

Common Stocks – 99.1%
Automobiles – 4.3%
336,526	General Motors Co.*	$18,317,110
61,052	Tesla, Inc.*	68,011,928

		86,329,038

Banks – 0.4%
154,348	Citizens Financial Group, Inc.	7,313,008
28,887	KeyCorp	672,201

		7,985,209

Beverages – 0.7%
170,118	Monster Beverage Corp.*	14,460,030

Biotechnology – 3.9%
335,329	AbbVie, Inc.	38,452,176
32,427	Amgen, Inc.	6,711,416
4,083	Biogen, Inc.*	1,088,854
267,872	Incyte Corp.*	17,942,067
36,303	Moderna, Inc.*	12,532,159

		76,726,672

Capital Markets – 0.9%
9,125	Evercore, Inc., Class A	1,385,540
2,019	MarketAxess Holdings, Inc.	825,105
32,807	S&P Global, Inc.	15,555,767

		17,766,412

Chemicals – 0.2%
2,159	Air Products and Chemicals, Inc.	647,290
45,900	Axalta Coating Systems Ltd.*	1,431,621
47,618	Dow, Inc.	2,665,179

		4,744,090

Communications Equipment – 0.8%
40,055	Arista Networks, Inc.*	16,410,133

Construction & Engineering – 0.1%
21,524	MasTec, Inc.*	1,918,434

Consumer Finance – 1.1%
86,252	Capital One Financial Corp.	13,026,640
183,841	Synchrony Financial	8,539,414

		21,566,054

Distributors – 0.6%
24,546	Pool Corp.	12,645,117

Diversified Financial Services – 0.2%
41,339	Voya Financial, Inc.	2,884,222

Diversified Telecommunication Services – 0.6%
396,251	Liberty Global PLC, Class C (United Kingdom)*	11,427,879

Electronic Equipment, Instruments & Components – 0.3%
35,414	Cognex Corp.	3,101,912
4,252	Zebra Technologies Corp., Class A*	2,270,356

		5,372,268

Common Stocks – (continued)
Entertainment – 0.2%
7,024	Netflix, Inc.*	4,848,737

Equity Real Estate Investment Trusts (REITs) – 2.6%
341,441	American Homes 4 Rent, Class A REIT	13,862,505
208,809	Equity LifeStyle Properties, Inc. REIT	17,646,449
179,046	First Industrial Realty Trust, Inc. REIT	10,425,848
87,191	Lamar Advertising Co., Class A REIT	9,870,021

		51,804,823

Food Products – 0.1%
20,354	Darling Ingredients, Inc.*	1,720,320

Health Care Equipment & Supplies – 1.5%
27,843	Align Technology, Inc.*	17,384,334
100,845	Edwards Lifesciences Corp.*	12,083,248
425	IDEXX Laboratories, Inc.*	283,109

		29,750,691

Health Care Providers & Services – 1.4%
3,534	Anthem, Inc.	1,537,749
97,412	HCA Healthcare, Inc.	24,397,810
9,500	Molina Healthcare, Inc.*	2,809,340

		28,744,899

Hotels, Restaurants & Leisure – 2.7%
6,313	Airbnb, Inc., Class A*	1,077,377
49,046	Boyd Gaming Corp.*	3,128,154
79,546	Choice Hotels International, Inc.	11,185,759
6,262	Las Vegas Sands Corp.*	243,028
9,211	Marriott Vacations Worldwide Corp.	1,448,153
212,345	Travel + Leisure Co.	11,538,827
24,269	Vail Resorts, Inc.	8,365,767
190,713	Wyndham Hotels & Resorts, Inc.	16,109,527

		53,096,592

Household Products – 0.0%
5,375	Clorox Co. (The)	876,179

Insurance – 1.0%
121,894	Marsh & McLennan Cos., Inc.	20,331,919

Interactive Media & Services – 11.8%
9,477	Alphabet, Inc., Class A*	28,060,639
40,796	Alphabet, Inc., Class C*	120,976,866
266,142	Facebook, Inc., Class A*	86,115,567

		235,153,072

Internet & Direct Marketing Retail – 7.3%
36,218	Amazon.com, Inc.*	122,142,670
305,839	eBay, Inc.	23,463,968

		145,606,638

IT Services – 10.5%
27,754	Accenture PLC, Class A	9,957,858
200,973	Cognizant Technology Solutions Corp., Class A	15,693,981
30,182	EPAM Systems, Inc.*	20,319,730

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2021

Shares	Description	Value

Common Stocks – (continued)
IT Services – (continued)
67,644	Gartner, Inc.*	$22,451,720
21,173	Mastercard, Inc., Class A	7,103,965
35,318	MongoDB, Inc.*	18,410,920
64,700	Okta, Inc.*	15,992,546
181,837	PayPal Holdings, Inc.*	42,293,468
3,961	Snowflake, Inc., Class A*	1,401,560
203,691	Visa, Inc., Class A	43,135,643
651,453	Western Union Co. (The)	11,869,474

		208,630,865

Life Sciences Tools & Services – 3.1%
210,844	Bruker Corp.	16,930,773
86,368	IQVIA Holdings, Inc.*	22,578,323
15,406	Mettler-Toledo International, Inc.*	22,814,437

		62,323,533

Machinery – 1.5%
141,057	Caterpillar, Inc.	28,777,039

Media – 0.6%
169,951	Omnicom Group, Inc.	11,570,264

Metals & Mining – 0.5%
243,711	Freeport-McMoRan, Inc.	9,192,779

Pharmaceuticals – 0.1%
46,813	Royalty Pharma PLC, Class A	1,850,518

Professional Services – 1.1%
154,325	CoStar Group, Inc.*	13,279,666
68,163	Robert Half International, Inc.	7,707,191

		20,986,857

Road & Rail – 0.9%
16,131	Landstar System, Inc.	2,835,991
21,636	Union Pacific Corp.	5,222,930
116,296	XPO Logistics, Inc.*	9,978,197

		18,037,118

Semiconductors & Semiconductor Equipment – 3.7%
33,439	Advanced Micro Devices, Inc.*	4,020,371
104,256	Applied Materials, Inc.	14,246,582
11,517	Broadcom, Inc.	6,123,243
1,811	Monolithic Power Systems, Inc.	951,608
130,294	NVIDIA Corp.	33,312,267
86,462	QUALCOMM, Inc.	11,502,905
11,419	Teradyne, Inc.	1,578,563
5,912	Texas Instruments, Inc.	1,108,382

		72,843,921

Software – 22.4%
9,706	Adobe, Inc.*	6,312,394
42,492	Anaplan, Inc.*	2,770,903
5,044	Atlassian Corp. PLC, Class A*	2,310,808
13,855	Datadog, Inc., Class A*	2,314,478
86,735	DocuSign, Inc.*	24,137,483
168,301	Dropbox, Inc., Class A*	5,131,497

Common Stocks – (continued)
Software – (continued)
103,731	Dynatrace, Inc.*	7,779,825
49,563	Fair Isaac Corp.*	19,735,987
71,335	Fortinet, Inc.*	23,992,814
27,882	HubSpot, Inc.*	22,590,833
54,195	Intuit, Inc.	33,925,528
585,092	Microsoft Corp.	194,028,209
48,519	Palo Alto Networks, Inc.*	24,700,538
20,198	Paycom Software, Inc.*	11,065,474
39,970	ServiceNow, Inc.*	27,889,467
72,811	Teradata Corp.*	4,118,190
121,927	VMware, Inc., Class A*(a)	18,496,326
101,212	Zendesk, Inc.*	10,303,382
9,471	Zscaler, Inc.*	3,019,923

		444,624,059

Specialty Retail – 1.3%
20,830	AutoNation, Inc.*	2,522,930
5,306	Dick’s Sporting Goods, Inc.	659,058
2,689	GameStop Corp., Class A*(a)	493,458
38,171	Home Depot, Inc. (The)	14,189,688
9,217	O’Reilly Automotive, Inc.*	5,735,923
4,814	Ulta Beauty, Inc.*	1,768,471

		25,369,528

Technology Hardware, Storage & Peripherals – 10.1%
1,219,308	Apple, Inc.	182,652,338
165,109	NetApp, Inc.	14,744,234
54,361	Western Digital Corp.*	2,842,537

		200,239,109

Trading Companies & Distributors – 0.6%
199,702	Fastenal Co.	11,398,990

TOTAL COMMON STOCKS
(Cost $1,221,986,069)		$1,968,014,008

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,221,986,069)		$1,968,014,008

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.7%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
14,135,325	0.026%	$14,135,325
(Cost $14,135,325)

TOTAL INVESTMENTS – 99.8%
(Cost $1,236,121,394)		$1,982,149,333

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		3,934,296

NET ASSETS – 100.0%		$1,986,083,629

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Schedule of Investments

October 31, 2021

Shares	Description	Value

Common Stocks – 99.2%
Aerospace & Defense – 0.1%
8,171	Howmet Aerospace, Inc.	$242,597

Automobiles – 2.7%
332,658	Ford Motor Co.*	5,681,798
99,376	General Motors Co.*	5,409,036

		11,090,834

Banks – 7.9%
60,211	Bank of America Corp.	2,876,882
74,838	Citigroup, Inc.	5,175,796
89,805	Citizens Financial Group, Inc.	4,254,961
14,435	FNB Corp.	168,168
35,174	JPMorgan Chase & Co.	5,975,711
198,131	KeyCorp	4,610,508
28,782	PacWest Bancorp	1,366,281
120,391	Regions Financial Corp.	2,850,859
94,160	US Bancorp	5,684,439

		32,963,605

Biotechnology – 3.3%
38,834	AbbVie, Inc.	4,453,095
14,162	Biogen, Inc.*	3,776,722
87,185	Gilead Sciences, Inc.	5,656,563

		13,886,380

Building Products – 0.7%
10,435	Lennox International, Inc.	3,122,987

Capital Markets – 2.6%
6,748	Evercore, Inc., Class A	1,024,616
17,440	Interactive Brokers Group, Inc., Class A	1,235,624
18,253	Jefferies Financial Group, Inc.	784,879
41,321	Morgan Stanley	4,246,972
15,796	Raymond James Financial, Inc.	1,557,328
3,168	S&P Global, Inc.	1,502,139
8,702	SEI Investments Co.	548,574

		10,900,132

Chemicals – 3.0%
18,653	Air Products and Chemicals, Inc.	5,592,356
17,699	Axalta Coating Systems Ltd.*	552,032
7,352	CF Industries Holdings, Inc.	417,594
87,700	Dow, Inc.	4,908,569
3,879	International Flavors & Fragrances, Inc.	571,958
4,702	Westlake Chemical Corp.	457,693

		12,500,202

Commercial Services & Supplies – 0.4%
9,812	Clean Harbors, Inc.*	1,104,242
4,095	Republic Services, Inc.	551,187

		1,655,429

Communications Equipment – 0.6%
14,810	Cisco Systems, Inc.	828,916
60,119	Juniper Networks, Inc.	1,774,713

		2,603,629

Common Stocks – (continued)
Construction & Engineering – 1.1%
35,931	AECOM*	2,456,602
22,192	MasTec, Inc.*	1,977,973

		4,434,575

Construction Materials – 0.6%
12,411	Vulcan Materials Co.	2,359,579

Consumer Finance – 2.7%
44,733	Ally Financial, Inc.	2,135,553
36,259	Capital One Financial Corp.	5,476,197
82,929	Synchrony Financial	3,852,052

		11,463,802

Distributors – 0.7%
53,984	LKQ Corp.*	2,973,439

Diversified Financial Services – 4.5%
51,687	Berkshire Hathaway, Inc., Class B*	14,834,686
57,662	Voya Financial, Inc.	4,023,078

		18,857,764

Diversified Telecommunication Services – 0.3%
34,987	Liberty Global PLC, Class C (United Kingdom)*	1,009,025
3,495	Verizon Communications, Inc.	185,200

		1,194,225

Electric Utilities – 2.2%
56,161	American Electric Power Co., Inc.	4,757,398
36,472	NextEra Energy, Inc.	3,112,156
28,005	NRG Energy, Inc.	1,117,120

		8,986,674

Electrical Equipment – 0.2%
26,642	nVent Electric PLC	944,459

Electronic Equipment, Instruments & Components – 0.1%
764	Teledyne Technologies, Inc.*	343,204

Energy Equipment & Services – 0.3%
39,406	Halliburton Co.	984,756
8,466	Schlumberger NV	273,113

		1,257,869

Entertainment – 0.5%
12,385	Walt Disney Co. (The)*	2,093,932

Equity Real Estate Investment Trusts (REITs) – 4.7%
110,299	American Homes 4 Rent, Class A REIT	4,478,139
27,579	Camden Property Trust REIT	4,498,135
41,937	Equity LifeStyle Properties, Inc. REIT	3,544,096
73,281	First Industrial Realty Trust, Inc. REIT	4,267,153
31,634	Invitation Homes, Inc. REIT	1,304,902
36,190	Weyerhaeuser Co. REIT	1,292,707

		19,385,132

Food & Staples Retailing – 1.6%
10,205	Walgreens Boots Alliance, Inc.	479,839

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Food & Staples Retailing – (continued)
41,099	Walmart, Inc.	$6,141,013

		6,620,852

Food Products – 1.8%
73,767	Archer-Daniels-Midland Co.	4,738,792
30,944	Darling Ingredients, Inc.*	2,615,387

		7,354,179

Health Care Equipment & Supplies – 2.6%
18,581	Becton Dickinson and Co.	4,451,822
43,674	DENTSPLY SIRONA, Inc.	2,498,590
4,493	Envista Holdings Corp.*	175,676
40,095	Hologic, Inc.*	2,939,364
2,164	Teleflex, Inc.	772,418

		10,837,870

Health Care Providers & Services – 6.7%
14,548	Anthem, Inc.	6,330,271
25,775	Cigna Corp.	5,505,798
8,114	HCA Healthcare, Inc.	2,032,232
7,451	Molina Healthcare, Inc.*	2,203,410
25,925	UnitedHealth Group, Inc.	11,937,685

		28,009,396

Health Care Technology – 1.0%
56,747	Cerner Corp.	4,215,735

Hotels, Restaurants & Leisure – 0.9%
1,995	Boyd Gaming Corp.*	127,241
17,045	Hyatt Hotels Corp., Class A*	1,452,234
10,306	Marriott Vacations Worldwide Corp.	1,620,309
5,990	Penn National Gaming, Inc.*	428,884

		3,628,668

Household Products – 0.7%
19,404	Procter & Gamble Co. (The)	2,774,578

Insurance – 6.0%
63,261	Arch Capital Group Ltd.*	2,645,575
29,228	Chubb Ltd.	5,710,567
43,572	Globe Life, Inc.	3,878,779
33,918	Marsh & McLennan Cos., Inc.	5,657,522
25,462	MetLife, Inc.	1,599,014
22,567	Old Republic International Corp.	582,906
20,916	Reinsurance Group of America, Inc.	2,469,761
15,042	Travelers Cos., Inc. (The)	2,419,957
929	W R Berkley Corp.	73,948

		25,038,029

Interactive Media & Services – 3.0%
3,063	Alphabet, Inc., Class A*	9,069,298
10,675	Facebook, Inc., Class A*	3,454,110

		12,523,408

Internet & Direct Marketing Retail – 0.0%
1,651	eBay, Inc.	126,665

Common Stocks – (continued)
IT Services – 5.1%
64,035	Cognizant Technology Solutions Corp., Class A	5,000,493
16,333	DXC Technology Co.*	531,966
6,063	Fidelity National Information Services, Inc.	671,416
12,815	Gartner, Inc.*	4,253,427
12,770	Global Payments, Inc.	1,825,982
10,448	International Business Machines Corp.	1,307,045
417	MongoDB, Inc.*	217,378
9,098	PayPal Holdings, Inc.*	2,116,104
20,459	VeriSign, Inc.*	4,555,605
35,721	Western Union Co. (The)	650,837

		21,130,253

Life Sciences Tools & Services – 2.1%
9,102	Danaher Corp.	2,837,731
18,164	IQVIA Holdings, Inc.*	4,748,433
15,623	QIAGEN NV*	871,138
384	Thermo Fisher Scientific, Inc.	243,099

		8,700,401

Machinery – 3.2%
4,078	Caterpillar, Inc.	831,953
44,148	Otis Worldwide Corp.	3,545,526
14,934	Parker-Hannifin Corp.	4,429,275
2,281	Snap-on, Inc.	463,568
22,317	Stanley Black & Decker, Inc.	4,011,034

		13,281,356

Media – 3.2%
23,047	Comcast Corp., Class A	1,185,308
66,081	Interpublic Group of Cos., Inc. (The)	2,416,582
118,700	News Corp., Class A	2,718,230
17,297	Nexstar Media Group, Inc., Class A	2,593,339
64,265	Omnicom Group, Inc.	4,375,161
		13,288,620

Metals & Mining – 1.0%
13,035	Alcoa Corp.	598,958
92,964	Freeport-McMoRan, Inc.	3,506,602

		4,105,560

Multiline Retail – 0.2%
19,024	Kohl’s Corp.	923,235

Multi-Utilities – 3.0%
70,217	CMS Energy Corp.	4,237,596
38,066	DTE Energy Co.	4,314,781
30,626	Sempra Energy	3,908,796

		12,461,173

Oil, Gas & Consumable Fuels – 2.1%
17,197	APA Corp.	450,733
19,478	Chevron Corp.	2,230,036
17,345	EOG Resources, Inc.	1,603,719
20,271	Exxon Mobil Corp.	1,306,871
2,475	Hess Corp.	204,361

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Oil , Gas & Consumable Fuels – (continued)
85,941	Marathon Oil Corp.	$1,402,557
8,376	Marathon Petroleum Corp.	552,230
18,207	Targa Resources Corp.	995,377

		8,745,884

Pharmaceuticals – 3.8%
77,886	Johnson & Johnson	12,686,072
2,653	Merck & Co., Inc.	233,596
23,251	Pfizer, Inc.	1,016,999
138,894	Viatris, Inc.	1,854,235

		15,790,902

Professional Services – 0.5%
21,609	ManpowerGroup, Inc.	2,088,510

Real Estate Management & Development – 0.0%
1,753	CBRE Group, Inc., Class A*	182,452

Road & Rail – 4.0%
5,917	AMERCO	4,360,770
163,446	CSX Corp.	5,911,841
18,581	Knight-Swift Transportation Holdings, Inc.	1,053,357
18,778	Norfolk Southern Corp.	5,502,893

		16,828,861

Semiconductors & Semiconductor Equipment – 1.5%
119,016	Intel Corp.	5,831,784
2,059	NXP Semiconductors NV (China)	413,571

		6,245,355

Software – 4.0%
6,497	DocuSign, Inc.*	1,808,050
17,399	Dolby Laboratories, Inc., Class A	1,537,202
12,626	Fortinet, Inc.*	4,246,629
6,985	Intuit, Inc.	4,372,540
1,007	salesforce.com, Inc.*	301,788
28,415	VMware, Inc., Class A*(a)	4,310,555

		16,576,764

Specialty Retail – 1.1%
14,121	AutoNation, Inc.*	1,710,336
19,050	Dick’s Sporting Goods, Inc.	2,366,200
5,508	Penske Automotive Group, Inc.	584,123

		4,660,659

Technology Hardware, Storage & Peripherals – 0.9%
69,690	Western Digital Corp.*	3,644,090

Textiles, Apparel & Luxury Goods – 0.0%
3,642	Capri Holdings Ltd.*	193,900

TOTAL COMMON STOCKS
(Cost $369,385,112)		$413,237,804

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $369,385,112)		$413,237,804

Securities Lending Reinvestment Vehicle – 0.9(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
3,732,000	0.026%	$3,732,000
(Cost $3,732,000)

TOTAL INVESTMENTS – 100.1%
(Cost $373,117,112)		$416,969,804

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(198,074)

NET ASSETS – 100.0%		$416,771,730

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments

October 31, 2021

Shares	Description	Value

Common Stocks – 97.5%
Aerospace & Defense – 0.4%
17,270	AAR Corp.*	$610,840
19,626	Kaman Corp.	702,414
14,884	Maxar Technologies, Inc.	395,170
20,883	Vectrus, Inc.*	1,011,364

		2,719,788

Auto Components – 0.4%
13,570	Adient PLC*	564,783
35,728	American Axle & Manufacturing Holdings, Inc.*	324,410
41,930	Goodyear Tire & Rubber Co. (The)*	801,702
4,941	Tenneco, Inc., Class A*	65,567
3,689	Visteon Corp.*	417,521

		2,173,983

Banks – 8.6%
32,819	1st Source Corp.	1,584,501
4,339	American National Bankshares, Inc.	160,977
12,543	Ameris Bancorp	657,128
72,921	Atlantic Union Bankshares Corp.	2,615,676
95,597	Bancorp, Inc. (The)*	2,920,488
1,104	Bank First Corp.	78,373
1,500	Business First Bancshares, Inc.	40,020
29,181	Byline Bancorp, Inc.	751,703
3,550	Cambridge Bancorp	325,926
7,660	Camden National Corp.	364,616
25,385	Central Pacific Financial Corp.	697,834
91,253	Columbia Banking System, Inc.	3,114,465
8,634	Community Bank System, Inc.	618,799
4,176	Community Trust Bancorp, Inc.	182,408
15,418	Customers Bancorp, Inc.*	821,625
41,811	CVB Financial Corp.	837,056
18,146	Dime Community Bancshares, Inc.	647,449
2,275	Equity Bancshares, Inc., Class A	76,122
38,265	FB Financial Corp.	1,734,552
284,662	First BanCorp. (Puerto Rico)	3,885,636
12,642	First Bank	190,136
65,500	First Commonwealth Financial Corp.	1,002,150
52,551	First Foundation, Inc.	1,398,382
48,787	First Internet Bancorp	1,660,709
38,496	Fulton Financial Corp.	619,786
2,592	Guaranty Bancshares, Inc.	97,304
1,925	Hancock Whitney Corp.	95,249
61,416	Hanmi Financial Corp.	1,362,821
14,606	HarborOne Bancorp, Inc.	209,888
4,356	Heritage Financial Corp.	108,203
35,500	Home BancShares, Inc.	843,480
20,702	HomeStreet, Inc.	976,306
11,556	Horizon Bancorp, Inc.	220,373
82,111	International Bancshares Corp.	3,481,506
4,809	Mid Penn Bancorp, Inc.	134,748
17,932	OFG Bancorp (Puerto Rico)	464,439
44,878	Old National Bancorp	766,516
33,328	Origin Bancorp, Inc.	1,486,429
2,394	Orrstown Financial Services, Inc.	56,762
1,622	Peoples Financial Services Corp.	74,255
9,272	Sierra Bancorp	231,429

Common Stocks – (continued)
Banks – (continued)
3,058	Silvergate Capital Corp., Class A*	478,944
3,675	Southern First Bancshares, Inc.*	197,972
50,454	SouthState Corp.	3,939,953
5,884	Spirit of Texas Bancshares, Inc.	143,158
108,983	Towne Bank	3,435,144
103,676	Trustmark Corp.	3,297,934
83,772	United Bankshares, Inc.	3,098,726
2,563	United Community Banks, Inc.	89,295

		52,277,351

Beverages – 0.2%
2,265	Coca-Cola Consolidated, Inc.	909,171
21,024	Primo Water Corp.	334,282

		1,243,453

Biotechnology – 8.0%
126,755	Affimed NV (Germany)*	861,934
2,315	Albireo Pharma, Inc.*	67,644
3,602	Allakos, Inc.*	362,289
32,149	Allogene Therapeutics, Inc.*	554,249
12,094	Allovir, Inc.*	290,377
970	ALX Oncology Holdings, Inc.*	54,359
91,600	Amicus Therapeutics, Inc.*	961,800
30,369	AnaptysBio, Inc.*	999,140
12,802	Apellis Pharmaceuticals, Inc.*	393,534
6,686	Applied Molecular Transport, Inc.*	150,569
4,990	Arena Pharmaceuticals, Inc.*	286,376
5,173	Arrowhead Pharmaceuticals, Inc.*	330,141
42,242	Avid Bioservices, Inc.*	1,295,985
3,001	Beam Therapeutics, Inc.*	266,399
55,204	BioCryst Pharmaceuticals, Inc.*	824,196
17,719	Bridgebio Pharma, Inc.*	874,964
55,829	Cardiff Oncology, Inc.*	327,716
12,813	CareDx, Inc.*	653,463
8,208	ChemoCentryx, Inc.*	285,721
3,757	Cortexyme, Inc.*(a)	49,592
2,941	Deciphera Pharmaceuticals, Inc.*	98,200
58,825	Denali Therapeutics, Inc.*	2,844,189
14,233	Design Therapeutics, Inc.*(a)	223,173
42,722	Dicerna Pharmaceuticals, Inc.*	889,045
58,219	Dynavax Technologies Corp.*	1,162,633
17,615	Eagle Pharmaceuticals, Inc.*	922,498
64,263	Editas Medicine, Inc.*	2,359,737
66,473	Eiger BioPharmaceuticals, Inc.*	448,028
38,228	Emergent BioSolutions, Inc.*	1,822,329
34,764	Global Blood Therapeutics, Inc.*	1,269,581
97,132	Halozyme Therapeutics, Inc.*	3,697,815
12,471	Ideaya Biosciences, Inc.*	267,378
17,494	Inhibrx, Inc.*	703,084
35,412	Insmed, Inc.*	1,067,672
16,111	Intellia Therapeutics, Inc.*	2,142,441
73,321	Jounce Therapeutics, Inc.*	643,758
15,485	Kronos Bio, Inc.*	254,883
1,559	Krystal Biotech, Inc.*	78,090
5,094	Kymera Therapeutics, Inc.*	299,935
10,765	MacroGenics, Inc.*	210,240
4,975	Madrigal Pharmaceuticals, Inc.*	386,806

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Biotechnology – (continued)
61,178	Myriad Genetics, Inc.*	$1,882,447
11,541	Nkarta, Inc.*	180,963
7,999	Ocugen, Inc.*	94,708
12,922	Olema Pharmaceuticals, Inc.*	348,894
9,516	OPKO Health, Inc.*(a)	36,066
101,638	Organogenesis Holdings, Inc.*	1,115,985
120,474	Precision BioSciences, Inc.*	1,143,298
12,341	Protagonist Therapeutics, Inc.*	384,546
5,949	Prothena Corp. PLC (Ireland)*	329,277
34,620	Puma Biotechnology, Inc.*	176,562
2,721	Relay Therapeutics, Inc.*	90,473
125,694	Rigel Pharmaceuticals, Inc.*	422,332
17,578	Rubius Therapeutics, Inc.*	249,783
223,535	Selecta Biosciences, Inc.*	802,491
25,546	Solid Biosciences, Inc.*	51,858
9,158	Sorrento Therapeutics, Inc.*(a)	62,824
33,105	Sutro Biopharma, Inc.*	667,397
7,979	Turning Point Therapeutics, Inc.*	331,767
25,810	Twist Bioscience Corp.*	3,066,228
92,706	Vanda Pharmaceuticals, Inc.*	1,587,127
33,670	Veracyte, Inc.*	1,612,120
4,549	Vericel Corp.*	209,345
9,226	Verve Therapeutics, Inc.*(a)	427,994
16,692	Vir Biotechnology, Inc.*	629,789
4,241	XBiotech, Inc. (a)	62,173
5,474	Y-mAbs Therapeutics, Inc.*	134,441
12,215	Zentalis Pharmaceuticals, Inc.*	982,575

		48,765,426

Building Products – 0.3%
26,106	JELD-WEN Holding, Inc.*	715,565
60,297	Quanex Building Products Corp.	1,249,354

		1,964,919

Capital Markets – 2.5%
217,224	BGC Partners, Inc., Class A	1,166,493
66,942	Brightsphere Investment Group, Inc.	2,006,921
16,817	Focus Financial Partners, Inc., Class A*	1,057,117
55,639	Moelis & Co., Class A	4,047,181
60,500	Oppenheimer Holdings, Inc., Class A	3,149,025
5,364	Pzena Investment Management, Inc., Class A	58,360
11,381	Virtus Investment Partners, Inc.	3,641,920

		15,127,017

Chemicals – 1.4%
35,554	AdvanSix, Inc.*	1,727,924
7,496	FutureFuel Corp.	52,922
4,732	Hawkins, Inc.	173,522
30,449	Innospec, Inc.	2,758,984
4,191	Intrepid Potash, Inc.*	204,144
21,766	Koppers Holdings, Inc.*	763,769
4,290	Livent Corp.*	121,064
40,856	Minerals Technologies, Inc.	2,898,325
6,987	Orion Engineered Carbons SA (Germany)*	131,355

		8,832,009

Common Stocks – (continued)
Commercial Services & Supplies – 0.9%
5,660	BrightView Holdings, Inc.*	89,768
1,227	Casella Waste Systems, Inc., Class A*	106,405
6,033	Cimpress PLC (Ireland)*	538,868
73,219	Ennis, Inc.	1,386,768
7,704	Heritage-Crystal Clean, Inc.*	267,098
63,747	Matthews International Corp., Class A	2,190,984
43,871	Team, Inc.*	106,168
30,301	US Ecology, Inc.*	975,389

		5,661,448

Communications Equipment – 1.1%
16,570	Cambium Networks Corp.*	467,605
11,742	Casa Systems, Inc.*	74,327
6,354	Clearfield, Inc.*	358,938
151,476	Extreme Networks, Inc.*	1,489,009
16,288	Harmonic, Inc.*	147,732
143,687	Infinera Corp.*	1,090,584
110,903	NetScout Systems, Inc.*	3,001,035

		6,629,230

Construction & Engineering – 0.7%
16,579	Argan, Inc.	684,050
91,873	Primoris Services Corp.	2,475,977
37,896	Sterling Construction Co., Inc.*	911,020
12,750	Tutor Perini Corp.*	173,655

		4,244,702

Construction Materials – 0.4%
62,073	Summit Materials, Inc., Class A*	2,212,902
412	United States Lime & Minerals, Inc.	50,874

		2,263,776

Consumer Finance – 0.4%
17,437	LendingClub Corp.*	801,405
6,129	Navient Corp.	120,741
9,931	PROG Holdings, Inc.	401,709
20,267	Regional Management Corp.	1,035,238

		2,359,093

Distributors – 0.1%
46,754	Funko, Inc., Class A*	766,298

Diversified Consumer Services – 0.0%
13,513	Houghton Mifflin Harcourt Co.*	191,749

Diversified Financial Services – 0.4%
11,583	A-Mark Precious Metals, Inc.	868,609
82,011	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	1,487,680

		2,356,289

Diversified Telecommunication Services – 1.2%
49,736	Cogent Communications Holdings, Inc.	3,809,280
7,333	EchoStar Corp., Class A*	172,032
132,482	Globalstar, Inc.*	218,595
79,794	Iridium Communications, Inc.*	3,235,647
2,007	Ooma, Inc.*	46,362

		7,481,916

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Electrical Equipment – 2.0%
49,476	Atkore, Inc.*	$4,676,966
32,134	Bloom Energy Corp., Class A*	1,004,509
11,076	Encore Wire Corp.	1,484,848
17,689	EnerSys	1,415,828
153,196	GrafTech International Ltd.	1,639,197
20,636	Powell Industries, Inc.	533,647
15,733	Thermon Group Holdings, Inc.*	271,866
31,393	TPI Composites, Inc.*	1,055,747

		12,082,608

Electronic Equipment, Instruments & Components – 2.0%
9,800	Belden, Inc.	590,058
45,105	Benchmark Electronics, Inc.	1,051,398
102,249	CTS Corp.	3,642,109
8,864	Rogers Corp.*	1,782,728
4,650	ScanSource, Inc.*	166,377
182,313	Vishay Intertechnology, Inc.	3,504,056
43,659	Vishay Precision Group, Inc.*	1,488,335

		12,225,061

Energy Equipment & Services – 0.7%
54,084	ChampionX Corp.*	1,418,623
11,803	DMC Global, Inc.*	493,129
57,401	Helix Energy Solutions Group, Inc.*	216,976
3,173	Nabors Industries Ltd.*	325,232
14,398	National Energy Services Reunited Corp.*	168,457
25,732	Oceaneering International, Inc.*	349,955
58,448	Oil States International, Inc.*	354,195
46,996	ProPetro Holding Corp.*	450,692
61,319	US Silica Holdings, Inc.*	593,568

		4,370,827

Entertainment – 1.6%
106,998	AMC Entertainment Holdings, Inc., Class A*(a)	3,784,519
140,887	Cinemark Holdings, Inc.*	2,648,676
104,143	IMAX Corp.*	1,963,095
66,591	Marcus Corp. (The)*	1,236,595

		9,632,885

Equity Real Estate Investment Trusts (REITs) – 5.2%
5,198	American Assets Trust, Inc. REIT	196,640
13,120	City Office REIT, Inc. REIT	248,886
25,643	Community Healthcare Trust, Inc. REIT	1,226,761
120,833	Industrial Logistics Properties Trust REIT	3,394,199
152,210	Kite Realty Group Trust REIT	3,089,863
26,017	Macerich Co. (The) REIT	470,648
68,070	National Storage Affiliates Trust REIT	4,251,652
60,506	NexPoint Residential Trust, Inc. REIT	4,285,035
142,806	Outfront Media, Inc. REIT	3,554,441
55,977	Piedmont Office Realty Trust, Inc., Class A REIT	994,152
62,626	Retail Opportunity Investments Corp. REIT	1,112,864
116,739	RPT Realty REIT	1,551,461
121,330	SITE Centers Corp. REIT	1,927,934

Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
77,148	STAG Industrial, Inc. REIT	3,358,253
2,728	Tanger Factory Outlet Centers, Inc. REIT	45,830
30,619	UMH Properties, Inc. REIT	733,019
41,908	Urstadt Biddle Properties, Inc., Class A REIT	823,073
19,686	Whitestone REIT	180,718

		31,445,429

Food & Staples Retailing – 0.6%
1,426	Chefs’ Warehouse, Inc. (The)*	49,725
46,584	Ingles Markets, Inc., Class A	3,223,147
2,096	Performance Food Group Co.*	94,802

		3,367,674

Food Products – 0.9%
2,416	B&G Foods, Inc.(a)	71,127
62,399	Hostess Brands, Inc.*	1,179,965
19,773	Sanderson Farms, Inc.	3,745,995
12,493	Seneca Foods Corp., Class A*	645,014

		5,642,101

Gas Utilities – 0.1%
15,374	Northwest Natural Holding Co.	693,214

Health Care Equipment & Supplies – 3.9%
53,530	AngioDynamics, Inc.*	1,530,958
16,861	Cardiovascular Systems, Inc.*	591,484
25,313	CryoLife, Inc.*	522,460
12,336	Heska Corp.*	2,757,466
18,234	Integer Holdings Corp.*	1,641,425
45,838	Invacare Corp.*	226,440
37,102	LeMaitre Vascular, Inc.	1,929,675
10,811	LivaNova PLC*	829,420
15,139	Meridian Bioscience, Inc.*	284,765
25,395	Merit Medical Systems, Inc.*	1,708,068
1,810	Mesa Laboratories, Inc.	553,317
80,050	Natus Medical, Inc.*	2,005,253
70,249	Neogen Corp.*	2,972,235
13,353	Retractable Technologies, Inc.*(a)	126,319
8,946	Shockwave Medical, Inc.*	1,911,760
33,111	Surmodics, Inc.*	1,842,958
4,362	Utah Medical Products, Inc.	422,372
73,747	Varex Imaging Corp.*	1,980,107

		23,836,482

Health Care Providers & Services – 3.8%
4,262	Accolade, Inc.*	169,585
21,943	AMN Healthcare Services, Inc.*	2,165,774
75,437	Aveanna Healthcare Holdings, Inc.*	582,374
137,459	Community Health Systems, Inc.*	1,800,713
102,890	Covetrus, Inc.*	2,077,349
9,733	Cross Country Healthcare, Inc.*	201,765
62,874	Hanger, Inc.*	1,174,486
2,622	HealthEquity, Inc.*	173,524
27,418	InfuSystem Holdings, Inc.*	455,961
28,878	Joint Corp. (The)*	2,526,248

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Health Care Providers & Services – (continued)
15,600	National HealthCare Corp.	$1,091,064
113,822	Patterson Cos., Inc.	3,558,076
10,251	Progyny, Inc.*	629,719
69,259	Select Medical Holdings Corp.	2,300,784
119,353	Sharps Compliance Corp.*	984,662
14,429	Surgery Partners, Inc.*	593,609
40,830	Tenet Healthcare Corp.*	2,925,878

		23,411,571

Health Care Technology – 0.7%
59,075	Castlight Health, Inc., Class B*	106,335
21,714	Computer Programs and Systems, Inc.*	783,875
8,274	Convey Holding Parent, Inc.*	61,228
9,479	Health Catalyst, Inc.*	498,974
6,310	Inspire Medical Systems, Inc.*	1,701,050
48,189	NextGen Healthcare, Inc.*	793,191
3,530	Simulations Plus, Inc.	178,265

		4,122,918

Hotels, Restaurants & Leisure – 3.4%
94,847	Bloomin’ Brands, Inc.*	2,050,592
4,013	Dave & Buster’s Entertainment, Inc.*	149,003
6,508	Dine Brands Global, Inc.*	549,991
16,430	Everi Holdings, Inc.*	394,320
8,037	Hilton Grand Vacations, Inc.*	404,100
25,622	International Game Technology PLC*	755,593
17,901	Monarch Casino & Resort, Inc.*	1,292,810
19,562	PlayAGS, Inc.*	172,537
1,773	RCI Hospitality Holdings, Inc.	120,209
80,638	Red Rock Resorts, Inc., Class A*	4,387,514
111,494	Ruth’s Hospitality Group, Inc.*	2,156,294
62,265	SeaWorld Entertainment, Inc.*	3,953,828
3,530	Shake Shack, Inc., Class A*	244,170
48,598	Texas Roadhouse, Inc.	4,315,988

		20,946,949

Household Durables – 2.4%
19,466	Beazer Homes USA, Inc.*	352,529
34,634	Casper Sleep, Inc.*	126,068
122,586	GoPro, Inc., Class A*	1,055,466
7,788	Installed Building Products, Inc.	989,465
2,010	iRobot Corp.*(a)	167,674
53,265	KB Home	2,138,590
18,674	LGI Homes, Inc.*	2,788,028
43,684	M/I Homes, Inc.*	2,501,346
22,261	Sonos, Inc.*	726,154
24,771	Traeger, Inc.*	467,924
141,032	Tri Pointe Homes, Inc.*	3,411,564

		14,724,808

Household Products – 0.2%
4,118	WD-40 Co.	934,786

Independent Power and Renewable Electricity Producers – 0.4%
69,122	Clearway Energy, Inc., Class C	2,452,449

Insurance – 4.2%
122,042	American Equity Investment Life Holding Co.	3,889,479

Common Stocks – (continued)
Insurance – (continued)
28,132	AMERISAFE, Inc.	1,667,946
62,592	Argo Group International Holdings Ltd.	3,448,819
61,793	BRP Group, Inc., Class A*	2,255,445
525,856	Genworth Financial, Inc., Class A*	2,161,268
23,651	Goosehead Insurance, Inc., Class A	3,412,839
16,608	Kinsale Capital Group, Inc.	3,108,187
1,889	National Western Life Group, Inc., Class A	406,154
60,818	Stewart Information Services Corp.	4,328,417
69,958	Tiptree, Inc.	1,092,044

		25,770,598

Interactive Media & Services – 1.3%
18,490	Cargurus, Inc.*	620,155
105,113	Cars.com, Inc.*	1,368,571
55,402	Eventbrite, Inc., Class A*	1,121,337
16,537	fuboTV, Inc.*(a)	492,968
36,416	Liberty TripAdvisor Holdings, Inc., Class A*	112,525
73,937	QuinStreet, Inc.*	1,035,118
128,081	TrueCar, Inc.*	536,659
63,092	Yelp, Inc.*	2,437,244

		7,724,577

Internet & Direct Marketing Retail – 1.4%
11,603	1-800-Flowers.com, Inc., Class A*	372,688
88,056	Groupon, Inc.*	1,868,548
18,634	Lands’ End, Inc.*	489,702
25,216	Liquidity Services, Inc.*	556,769
4,787	Overstock.com, Inc.*	455,866
2,684	Revolve Group, Inc.*	201,407
24,823	Shutterstock, Inc.	3,007,307
42,550	Stitch Fix, Inc., Class A*	1,472,230

		8,424,517

IT Services – 1.0%
43,195	Brightcove, Inc.*	428,494
126,233	Conduent, Inc.*	852,073
4,775	DigitalOcean Holdings, Inc.*	465,992
14,582	ExlService Holdings, Inc.*	1,788,191
19,427	Hackett Group, Inc. (The)	410,687
12,191	I3 Verticals, Inc., Class A*	272,956
5,472	LiveRamp Holdings, Inc.*	292,807
10,934	Perficient, Inc.*	1,351,442
741	TTEC Holdings, Inc.	69,943

		5,932,585

Leisure Products – 0.5%
27,788	Acushnet Holdings Corp.	1,415,521
44,973	Latham Group, Inc.*	692,584
5,090	Malibu Boats, Inc., Class A*	359,405
15,372	Vista Outdoor, Inc.*	643,164

		3,110,674

Life Sciences Tools & Services – 1.5%
4,757	Berkeley Lights, Inc.*	110,600
24,353	MaxCyte, Inc.*	273,728

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Life Sciences Tools & Services – (continued)
21,525	Medpace Holdings, Inc.*	$4,876,489
74,085	NanoString Technologies, Inc.*	3,578,305
12,263	Personalis, Inc.*	240,600

		9,079,722

Machinery – 2.0%
1,546	Albany International Corp., Class A	124,685
1,844	Chart Industries, Inc.*	327,347
1,597	CIRCOR International, Inc.*	45,578
14,346	Douglas Dynamics, Inc.	606,836
858	ESCO Technologies, Inc.	72,552
6,708	Franklin Electric Co., Inc.	579,437
10,480	Hydrofarm Holdings Group, Inc.*	345,526
99,850	Kennametal, Inc.	3,969,038
1,689	Lindsay Corp.	246,037
36,055	Mueller Industries, Inc.	1,897,935
18,468	Nikola Corp.*(a)	217,922
78,138	Terex Corp.	3,500,582
49,640	Titan International, Inc.*	358,401

		12,291,876

Marine – 0.6%
8,605	Costamare, Inc. (Monaco)	115,393
16,690	Eagle Bulk Shipping, Inc.*(a)	718,505
70,761	Genco Shipping & Trading Ltd.	1,214,966
334,398	Safe Bulkers, Inc. (Greece)*	1,491,415

		3,540,279

Media – 1.3%
1,248	Daily Journal Corp.*	428,338
109,973	EW Scripps Co. (The), Class A	2,045,498
11,472	Hemisphere Media Group, Inc.*	126,766
22,936	iHeartMedia, Inc., Class A*	444,500
3,912	Integral Ad Science Holding Corp.*	96,118
10,852	John Wiley & Sons, Inc., Class A	587,853
33,911	Magnite, Inc.*	916,614
17,996	TechTarget, Inc.*	1,697,203
48,977	Thryv Holdings, Inc.*	1,551,101

		7,893,991

Metals & Mining – 1.1%
15,574	Arconic Corp.*	458,187
12,027	Coeur Mining, Inc.*	76,131
39,684	Constellium SE*	730,583
18,455	Haynes International, Inc.	740,599
19,791	Hecla Mining Co.	114,392
157,669	Novagold Resources, Inc. (Canada)*	1,152,560
168,741	SunCoke Energy, Inc.	1,218,310
86,761	Warrior Met Coal, Inc.	2,079,661

		6,570,423

Mortgage Real Estate Investment Trusts (REITs) – 1.3%
167,544	Dynex Capital, Inc. REIT	2,932,020
5,726	Great Ajax Corp. REIT	81,080
213,417	Ladder Capital Corp. REIT	2,561,004
452,185	MFA Financial, Inc. REIT	2,039,354
53,850	New York Mortgage Trust, Inc. REIT	236,402

		7,849,860

Common Stocks – (continued)
Multiline Retail – 0.4%
2,610	Dillard’s, Inc., Class A	603,275
67,350	Macy’s, Inc.	1,782,755

		2,386,030

Oil, Gas & Consumable Fuels – 3.7%
57,435	Antero Resources Corp.*	1,141,233
80,833	Centennial Resource Development, Inc., Class A*	581,998
2,252	CONSOL Energy, Inc.*	61,952
50,913	Dorian LPG Ltd.	617,066
7,755	Earthstone Energy, Inc., Class A*	78,713
30,540	Golar LNG Ltd. (Cameroon)*	397,936
196,118	Kosmos Energy Ltd. (Ghana)*	706,025
2,704	Laredo Petroleum, Inc.*	203,882
46,820	Magnolia Oil & Gas Corp., Class A	977,602
95,734	Matador Resources Co.	4,006,468
66,803	Murphy Oil Corp.	1,859,127
4,733	Oasis Petroleum, Inc.	570,800
148,133	Ovintiv, Inc.	5,557,950
20,644	PDC Energy, Inc.	1,079,888
15,304	Peabody Energy Corp.*	181,965
38,770	Range Resources Corp.*	904,116
49,240	SM Energy Co.	1,689,917
6,061	Talos Energy, Inc.*	78,611
98,660	Uranium Energy Corp.*	367,015
4,945	Vine Energy, Inc., Class A*	84,411
279,690	W&T Offshore, Inc.*	1,149,526

		22,296,201

Personal Products – 0.1%
6,214	BellRing Brands, Inc., Class A*	166,659
7,600	Edgewell Personal Care Co.	265,924

		432,583

Pharmaceuticals – 2.1%
149,562	Amneal Pharmaceuticals, Inc.*	821,095
126,371	Amphastar Pharmaceuticals, Inc.*	2,360,610
50,101	ANI Pharmaceuticals, Inc.*	1,872,775
69,108	Antares Pharma, Inc.*	258,464
11,586	Arvinas, Inc.*	1,003,116
7,669	Atea Pharmaceuticals, Inc.*	89,267
2,226	Cassava Sciences, Inc.*(a)	96,007
18,207	Collegium Pharmaceutical, Inc.*	357,404
32,101	Innoviva, Inc.*	560,163
108,438	Phibro Animal Health Corp., Class A	2,379,130
48,740	Prestige Consumer Healthcare, Inc.*	2,923,913
18,453	SIGA Technologies, Inc.*	133,046

		12,854,990

Professional Services – 2.4%
9,285	ASGN, Inc.*	1,111,043
15,656	Barrett Business Services, Inc.	1,283,792
6,356	CBIZ, Inc.*	233,329
2,506	CRA International, Inc.	275,209
15,274	Exponent, Inc.	1,753,455
28,922	Forrester Research, Inc.*	1,540,096
6,612	Franklin Covey Co.*	279,357

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Professional Services – (continued)
47,128	Heidrick & Struggles International, Inc.	$2,209,361
14,987	Kforce, Inc.	970,558
53,166	Korn Ferry	4,104,947
3,181	ManTech International Corp., Class A	274,266
4,832	TriNet Group, Inc.*	489,240

		14,524,653

Real Estate Management & Development – 0.3%
2,778	Forestar Group, Inc.*	54,365
65,444	Kennedy-Wilson Holdings, Inc.	1,463,982
2,378	St. Joe Co. (The)	111,814

		1,630,161

Road & Rail – 1.3%
2,033	ArcBest Corp.	182,665
40,950	Heartland Express, Inc.	668,713
202,393	Marten Transport Ltd.	3,365,796
1,300	Saia, Inc.*	406,432
74,196	Werner Enterprises, Inc.	3,362,563

		7,986,169

Semiconductors & Semiconductor Equipment – 2.3%
10,494	Ambarella, Inc.*	1,950,100
62,341	Axcelis Technologies, Inc.*	3,424,391
92,462	Cohu, Inc.*	2,962,483
31,909	FormFactor, Inc.*	1,269,340
6,193	Ichor Holdings Ltd.*	270,758
26,107	Kulicke & Soffa Industries, Inc. (Singapore)	1,488,099
13,255	Lattice Semiconductor Corp.*	920,427
5,742	MaxLinear, Inc.*	361,746
4,317	Power Integrations, Inc.	445,558
10,311	Ultra Clean Holdings, Inc.*	511,116
6,590	Veeco Instruments, Inc.*	160,071

		13,764,089

Software – 6.4%
64,409	ACI Worldwide, Inc.*	1,976,068
1,058	Altair Engineering, Inc., Class A*	82,302
2,657	American Software, Inc., Class A	76,867
17,802	Appian Corp.*(a)	1,769,697
102,165	Box, Inc., Class A*	2,638,922
99,514	ChannelAdvisor Corp.*	2,538,602
24,662	CommVault Systems, Inc.*	1,516,713
30,067	Domo, Inc., Class B*	2,656,419
35,962	eGain Corp.*	371,128
5,989	Intapp, Inc.*	161,703
13,029	Marathon Digital Holdings, Inc.*(a)	680,635
1,147	MicroStrategy, Inc., Class A*(a)	820,174
39,006	Mimecast Ltd.*	2,942,613
9,242	Momentive Global, Inc.*	211,827
43,345	Ping Identity Holding Corp.*	1,227,964
1,989	Q2 Holdings, Inc.*	156,057
9,129	Qualys, Inc.*	1,136,378
7,303	Riot Blockchain, Inc.*(a)	198,788
57,079	Sapiens International Corp. NV (Israel)	1,993,769

Common Stocks – (continued)
Software – (continued)
2,847	Sprout Social, Inc., Class A*	363,505
28,694	SPS Commerce, Inc.*	4,382,435
31,150	Tenable Holdings, Inc.*	1,658,737
46,584	Upland Software, Inc.*	1,554,508
38,971	Varonis Systems, Inc.*	2,522,982
9,083	Workiva, Inc.*	1,358,363
220,850	Zix Corp.*	1,870,599
104,424	Zuora, Inc., Class A*	2,282,709

		39,150,464

Specialty Retail – 2.5%
45,257	Aaron’s Co., Inc. (The)	1,058,561
51,401	Academy Sports & Outdoors, Inc.*	2,198,935
6,430	American Eagle Outfitters, Inc.	152,648
7,232	Asbury Automotive Group, Inc.*	1,415,375
13,202	Boot Barn Holdings, Inc.*	1,379,477
74,976	Buckle, Inc. (The)	3,120,501
80,625	Cato Corp. (The), Class A	1,421,419
41,157	Chico’s FAS, Inc.*	224,717
14,840	Murphy USA, Inc.	2,418,178
79,317	Tilly’s, Inc., Class A	1,100,920
32,605	Urban Outfitters, Inc.*	1,041,078

		15,531,809

Technology Hardware, Storage & Peripherals – 0.6%
35,445	3D Systems Corp.*	998,131
13,838	Avid Technology, Inc.*	396,320
5,910	Quantum Corp.*	33,746
70,191	Super Micro Computer, Inc.*	2,484,060

		3,912,257

Textiles, Apparel & Luxury Goods – 0.6%
5,795	G-III Apparel Group Ltd.*	166,085
22,531	Movado Group, Inc.	750,282
55,705	Steven Madden Ltd.	2,512,295

		3,428,662

Thrifts & Mortgage Finance – 0.5%
4,716	Bridgewater Bancshares, Inc.*	85,312
3,912	Home Bancorp, Inc.	163,326
31,076	Merchants Bancorp	1,380,707
5,507	PennyMac Financial Services, Inc.	341,764
13,015	TrustCo Bank Corp.	436,783
3,347	Waterstone Financial, Inc.	69,183
16,276	WSFS Financial Corp.	843,260

		3,320,335

Trading Companies & Distributors – 2.9%
36,499	Boise Cascade Co.	2,066,573
4,222	GMS, Inc.*	209,116
53,093	H&E Equipment Services, Inc.	2,393,432
10,515	Herc Holdings, Inc.	1,914,151
39,436	McGrath RentCorp	2,844,913
246,662	MRC Global, Inc.*	2,047,295
42,789	NOW, Inc.*	308,936
37,320	Rush Enterprises, Inc., Class A	1,943,626
68,378	Titan Machinery, Inc.*	1,943,303

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Trading Companies & Distributors – (continued)
951	Transcat, Inc.*	$71,211
34,769	Triton International Ltd. (Bermuda)	2,162,284

		17,904,840

Wireless Telecommunication Services – 0.3%
65,450	Shenandoah Telecommunications Co.	1,809,038

TOTAL COMMON STOCKS
(Cost $522,293,821)		$594,069,592

Shares	Dividend Rate	Value

Investment Company – 1.0%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
5,888,756	0.026%	$5,888,756
(Cost $5,888,756)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $528,182,577)		$599,958,348

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 1.4%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
8,587,928	0.026%	$8,587,928
(Cost $8,587,928)

TOTAL INVESTMENTS – 99.9%
(Cost $536,770,505)		$608,546,276

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		1,057,991

NET ASSETS – 100.0%		$609,604,267

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
E-Mini Russell 2000 Index	80	12/17/21	$8,890,948	$290,252

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments

October 31, 2021

Shares	Description	Value

Common Stocks – 99.7%
Aerospace & Defense – 0.0%
1,586	Vectrus, Inc.*	$76,810

Auto Components – 0.5%
19,976	Visteon Corp.*	2,260,884

Banks – 1.1%
899	Cambridge Bancorp	82,537
16,310	Columbia Banking System, Inc.	556,660
181,455	First BanCorp. (Puerto Rico)	2,476,861
10,394	Origin Bancorp, Inc.	463,572
5,404	Silvergate Capital Corp., Class A*	846,375
8,662	Towne Bank	273,026

		4,699,031

Beverages – 0.7%
7,071	Coca-Cola Consolidated, Inc.	2,838,299
3,067	National Beverage Corp.	172,979

		3,011,278

Biotechnology – 11.2%
142,417	Affimed NV (Germany)*	968,436
4,105	Albireo Pharma, Inc.*	119,948
39,134	Alkermes PLC*	1,185,369
6,602	Allakos, Inc.*	664,029
13,084	Allogene Therapeutics, Inc.*	225,568
14,237	Allovir, Inc.*	341,830
7,425	ALX Oncology Holdings, Inc.*	416,097
143,203	Amicus Therapeutics, Inc.*	1,503,632
2,411	AnaptysBio, Inc.*	79,322
5,267	Anavex Life Sciences Corp.*	98,704
20,838	Apellis Pharmaceuticals, Inc.*	640,560
14,316	Applied Molecular Transport, Inc.*	322,396
17,843	Arrowhead Pharmaceuticals, Inc.*	1,138,740
22,740	Avid Bioservices, Inc.*	697,663
9,848	Beam Therapeutics, Inc.*	874,207
13,974	BioCryst Pharmaceuticals, Inc.*	208,632
4,473	Bridgebio Pharma, Inc.*	220,877
7,773	Cardiff Oncology, Inc.*	45,628
16,825	CareDx, Inc.*	858,075
5,891	Cortexyme, Inc.*(a)	77,761
8,168	Deciphera Pharmaceuticals, Inc.*	272,730
60,214	Denali Therapeutics, Inc.*	2,911,347
2,758	Design Therapeutics, Inc.*(a)	43,245
70,391	Dicerna Pharmaceuticals, Inc.*	1,464,837
73,666	Dynavax Technologies Corp.*	1,471,110
1,406	Eagle Pharmaceuticals, Inc.*	73,632
55,347	Editas Medicine, Inc.*	2,032,342
41,421	Eiger BioPharmaceuticals, Inc.*	279,178
3,719	Emergent BioSolutions, Inc.*	177,285
4,712	Fate Therapeutics, Inc.*	253,506
55,533	Global Blood Therapeutics, Inc.*	2,028,065
91,964	Halozyme Therapeutics, Inc.*	3,501,069
23,616	Inhibrx, Inc.*	949,127
41,914	Insmed, Inc.*	1,263,707
21,277	Intellia Therapeutics, Inc.*	2,829,415
18,911	Ironwood Pharmaceuticals, Inc.*	241,493
25,965	Jounce Therapeutics, Inc.*	227,973

Common Stocks – (continued)
Biotechnology – (continued)
4,515	Kodiak Sciences, Inc.*	528,661
11,484	Kymera Therapeutics, Inc.*	676,178
24,784	MacroGenics, Inc.*	484,032
6,163	Madrigal Pharmaceuticals, Inc.*	479,173
2,272	Myriad Genetics, Inc.*	69,909
25,000	Ocugen, Inc.*(a)	296,000
11,194	Olema Pharmaceuticals, Inc.*	302,238
87,784	Organogenesis Holdings, Inc.*	963,868
115,161	Precision BioSciences, Inc.*	1,092,878
13,634	Protagonist Therapeutics, Inc.*	424,835
6,004	Prothena Corp. PLC (Ireland)*	332,321
75,627	Puma Biotechnology, Inc.*	385,698
17,720	Radius Health, Inc.*	382,752
4,622	Relay Therapeutics, Inc.*	153,682
235,113	Rigel Pharmaceuticals, Inc.*	789,980
23,929	Rubius Therapeutics, Inc.*	340,031
65,845	Selecta Biosciences, Inc.*	236,384
37,205	Sorrento Therapeutics, Inc.*(a)	255,226
17,183	Stoke Therapeutics, Inc.*	392,288
14,332	TG Therapeutics, Inc.*	447,445
25,734	Twist Bioscience Corp.*	3,057,199
58,176	VBI Vaccines, Inc.*(a)	168,710
29,517	Verastem, Inc.*	76,744
7,950	Vericel Corp.*	365,859
6,106	Verve Therapeutics, Inc.*(a)	283,257
17,090	Vir Biotechnology, Inc.*	644,806
1,551	Xencor, Inc.*	61,358
14,216	Y-mAbs Therapeutics, Inc.*	349,145
16,985	Zentalis Pharmaceuticals, Inc.*	1,366,273

		46,114,465

Building Products – 0.1%
1,734	AAON, Inc.	124,241
2,773	Masonite International Corp.*	332,788

		457,029

Capital Markets – 3.1%
90,390	Brightsphere Investment Group, Inc.	2,709,892
43,534	Focus Financial Partners, Inc., Class A*	2,736,547
10,282	Greenhill & Co., Inc.	161,633
3,351	Houlihan Lokey, Inc.	375,580
40,242	Moelis & Co., Class A	2,927,203
1,970	Open Lending Corp., Class A*	62,095
12,120	Oppenheimer Holdings, Inc., Class A	630,846
29,019	Pzena Investment Management, Inc., Class A	315,727
8,843	Virtus Investment Partners, Inc.	2,829,760

		12,749,283

Chemicals – 0.9%
7,724	Hawkins, Inc.	283,239
14,858	Innospec, Inc.	1,346,283
57,570	Livent Corp.*	1,624,626
29,500	Orion Engineered Carbons SA (Germany)*	554,600

		3,808,748

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Commercial Services & Supplies – 0.9%
10,517	Brink’s Co. (The)	$724,411
14,271	Casella Waste Systems, Inc., Class A*	1,237,581
18,297	Cimpress PLC (Ireland)*	1,634,288
19,652	Pitney Bowes, Inc.	136,385
437	Tetra Tech, Inc.	76,763

		3,809,428

Communications Equipment – 1.7%
16,790	Cambium Networks Corp.*	473,814
70,665	Casa Systems, Inc.*	447,310
33,413	Clearfield, Inc.*	1,887,500
180,728	Extreme Networks, Inc.*	1,776,556
154,451	Infinera Corp.*	1,172,283
35,365	NetScout Systems, Inc.*	956,977
12,867	Viavi Solutions, Inc.*	198,152

		6,912,592

Construction & Engineering – 0.1%
6,499	Primoris Services Corp.	175,148
7,055	Sterling Construction Co., Inc.*	169,602

		344,750

Consumer Finance – 0.1%
1,809	Atlanticus Holdings Corp.*	140,179
1,572	Regional Management Corp.	80,298

		220,477

Distributors – 0.2%
44,006	Funko, Inc., Class A*	721,258

Diversified Consumer Services – 0.1%
21,525	Houghton Mifflin Harcourt Co.*	305,440

Diversified Telecommunication Services – 1.6%
42,995	Cogent Communications Holdings, Inc.	3,292,987
183,415	Globalstar, Inc.*	302,635
70,846	Iridium Communications, Inc.*	2,872,805

		6,468,427

Electrical Equipment – 2.2%
3,110	Allied Motion Technologies, Inc.	109,316
38,000	Atkore, Inc.*	3,592,140
2,420	Blink Charging Co.*(a)	76,956
52,578	Bloom Energy Corp., Class A*	1,643,588
8,346	FuelCell Energy, Inc.*	66,685
117,956	GrafTech International Ltd.	1,262,129
17,729	Stem, Inc.*	420,355
54,395	TPI Composites, Inc.*	1,829,304

		9,000,473

Electronic Equipment, Instruments & Components – 1.9%
2,427	Advanced Energy Industries, Inc.	222,847
5,291	Arlo Technologies, Inc.*	36,508
50,999	CTS Corp.	1,816,584
24,630	MicroVision, Inc.*(a)	187,434
8,747	Napco Security Technologies, Inc.*	419,506
4,585	Plexus Corp.*	400,362
10,140	Rogers Corp.*	2,039,357

Common Stocks – (continued)
Electronic Equipment, Instruments & Components – (continued)
111,435	Vishay Intertechnology, Inc.	2,141,781
18,540	Vishay Precision Group, Inc.*	632,029

		7,896,408

Energy Equipment & Services – 0.4%
3,808	Cactus, Inc., Class A	165,648
5,609	ChampionX Corp.*	147,124
32,552	DMC Global, Inc.*	1,360,022
5,664	ProPetro Holding Corp.*	54,318

		1,727,112

Entertainment – 0.7%
129,949	Cinemark Holdings, Inc.*	2,443,041
15,674	IMAX Corp.*	295,455
3,248	Marcus Corp. (The)*	60,316

		2,798,812

Equity Real Estate Investment Trusts (REITs) – 2.1%
58,774	Kite Realty Group Trust REIT	1,193,112
60,943	National Storage Affiliates Trust REIT	3,806,500
35,630	NexPoint Residential Trust, Inc. REIT	2,523,317
45,695	UMH Properties, Inc. REIT	1,093,938

		8,616,867

Food & Staples Retailing – 0.2%
1,540	Ingles Markets, Inc., Class A	106,553
16,467	Performance Food Group Co.*	744,802

		851,355

Food Products – 0.7%
15,687	Sanderson Farms, Inc.	2,971,902

Health Care Equipment & Supplies – 5.5%
24,707	Accuray, Inc.*	123,288
1,050	Axonics, Inc.*	77,017
40,783	Cardiovascular Systems, Inc.*	1,430,668
65,658	CryoLife, Inc.*	1,355,181
11,383	Heska Corp.*	2,544,442
1,316	iRadimed Corp.*	49,113
42,793	LeMaitre Vascular, Inc.	2,225,664
2,720	LivaNova PLC*	208,678
33,739	Merit Medical Systems, Inc.*	2,269,285
87,332	Natus Medical, Inc.*	2,187,667
77,627	Neogen Corp.*	3,284,398
23,412	Retractable Technologies, Inc.*(a)	221,478
64,223	Senseonics Holdings, Inc.*(a)	224,781
15,687	Shockwave Medical, Inc.*	3,352,312
10,670	Stereotaxis, Inc.*	62,953
38,368	Surmodics, Inc.*	2,135,563
9,210	Utah Medical Products, Inc.	891,804
4,148	Varex Imaging Corp.*	111,374

		22,755,666

Health Care Providers & Services – 5.2%
18,053	1Life Healthcare, Inc.*	391,028
15,829	Accolade, Inc.*	629,836
27,856	AMN Healthcare Services, Inc.*	2,749,387
129,145	Aveanna Healthcare Holdings, Inc.*	996,999

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Health Care Providers & Services – (continued)
108,284	Community Health Systems, Inc.*	$1,418,520
15,250	Covetrus, Inc.*	307,897
95,268	Hanger, Inc.*	1,779,606
30,970	HealthEquity, Inc.*	2,049,595
32,395	InfuSystem Holdings, Inc.*	538,729
25,758	Joint Corp. (The)*	2,253,310
7,786	National Research Corp.	337,134
75,870	Patterson Cos., Inc.	2,371,696
23,240	Progyny, Inc.*	1,427,633
28,472	Select Medical Holdings Corp.	945,840
130,132	Sharps Compliance Corp.*	1,073,589
30,094	Surgery Partners, Inc.*	1,238,067
8,419	Tenet Healthcare Corp.*	603,306
2,617	US Physical Therapy, Inc.	282,270

		21,394,442

Health Care Technology – 1.4%
7,251	Convey Holding Parent, Inc.*	53,658
39,761	Health Catalyst, Inc.*	2,093,019
11,680	Inspire Medical Systems, Inc.*	3,148,694
5,298	Simulations Plus, Inc.	267,549

		5,562,920

Hotels, Restaurants & Leisure – 5.4%
111,981	Bloomin’ Brands, Inc.*	2,421,029
6,747	Dine Brands Global, Inc.*	570,189
42,690	Everi Holdings, Inc.*	1,024,560
8,314	Full House Resorts, Inc.*	82,724
20,336	Hilton Grand Vacations, Inc.*	1,022,494
37,837	International Game Technology PLC*	1,115,813
29,576	Monarch Casino & Resort, Inc.*	2,135,979
528	Papa John’s International, Inc.	65,514
33,998	PlayAGS, Inc.*	299,862
6,956	RCI Hospitality Holdings, Inc.	471,617
62,886	Red Rock Resorts, Inc., Class A*	3,421,627
113,743	Ruth’s Hospitality Group, Inc.*	2,199,790
44,617	SeaWorld Entertainment, Inc.*	2,833,180
7,691	Shake Shack, Inc., Class A*	531,987
44,288	Texas Roadhouse, Inc.	3,933,217

		22,129,582

Household Durables – 2.2%
40,042	Casper Sleep, Inc.*	145,753
217,861	GoPro, Inc., Class A*	1,875,783
18,840	Installed Building Products, Inc.	2,393,622
4,716	iRobot Corp.*(a)	393,409
20,014	LGI Homes, Inc.*	2,988,090
982	M/I Homes, Inc.*	56,229
40,270	Sonos, Inc.*	1,313,608
860	Tri Pointe Homes, Inc.*	20,803

		9,187,297

Household Products – 0.6%
10,471	WD-40 Co.	2,376,917

Insurance – 3.2%
75,704	American Equity Investment Life Holding Co.	2,412,686

Common Stocks – (continued)
Insurance – (continued)
72,612	BRP Group, Inc., Class A*	2,650,338
72,066	Genworth Financial, Inc., Class A*	296,191
10,479	Goosehead Insurance, Inc., Class A	1,512,120
19,851	Kinsale Capital Group, Inc.	3,715,115
36,177	Stewart Information Services Corp.	2,574,717

		13,161,167

Interactive Media & Services – 1.5%
23,568	Cargurus, Inc.*	790,471
6,448	Cars.com, Inc.*	83,953
38,007	Eventbrite, Inc., Class A*	769,262
27,803	fuboTV, Inc.*(a)	828,807
46,174	Liberty TripAdvisor Holdings, Inc., Class A*	142,677
106,009	QuinStreet, Inc.*	1,484,126
49,222	Yelp, Inc.*	1,901,446

		6,000,742

Internet & Direct Marketing Retail – 2.4%
31,525	1-800-Flowers.com, Inc., Class A*	1,012,583
99,012	Groupon, Inc.*	2,101,035
38,312	Liquidity Services, Inc.*	845,929
9,228	Overstock.com, Inc.*	878,783
9,487	PetMed Express, Inc. (a)	269,715
25,445	Shutterstock, Inc.	3,082,662
50,704	Stitch Fix, Inc., Class A*	1,754,358

		9,945,065

IT Services – 2.0%
89,004	Brightcove, Inc.*	882,920
13,053	DigitalOcean Holdings, Inc.*	1,273,842
4,598	Evo Payments, Inc., Class A*	99,684
14,037	ExlService Holdings, Inc.*	1,721,357
51,420	Hackett Group, Inc. (The)	1,087,019
24,894	I3 Verticals, Inc., Class A*	557,377
12,020	Perficient, Inc.*	1,485,672
10,525	TTEC Holdings, Inc.	993,455
1,877	Unisys Corp.*	47,995

		8,149,321

Leisure Products – 0.4%
66,213	Latham Group, Inc.*	1,019,680
9,619	Malibu Boats, Inc., Class A*	679,198

		1,698,878

Life Sciences Tools & Services – 2.0%
13,774	Berkeley Lights, Inc.*	320,245
40,920	Bionano Genomics, Inc.*(a)	207,874
13,673	Codexis, Inc.*	475,410
14,801	MaxCyte, Inc.*	166,363
18,749	Medpace Holdings, Inc.*	4,247,586
56,472	NanoString Technologies, Inc.*	2,727,598

		8,145,076

Machinery – 2.7%
291	Chart Industries, Inc.*	51,658
11,660	CIRCOR International, Inc.*	332,776

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Machinery – (continued)
49,951	Douglas Dynamics, Inc.	$2,112,927
3,151	Enerpac Tool Group Corp.	65,824
28,244	Franklin Electric Co., Inc.	2,439,717
24,777	Hydrofarm Holdings Group, Inc.*	816,898
5,200	Kadant, Inc.	1,155,024
2,225	Lindsay Corp.	324,116
42,228	Nikola Corp.*(a)	498,290
527	Omega Flex, Inc.	76,289
70,256	Terex Corp.	3,147,469

		11,020,988

Marine – 0.3%
553	Eagle Bulk Shipping, Inc.*(a)	23,807
16,648	Genco Shipping & Trading Ltd.	285,846
214,300	Safe Bulkers, Inc. (Greece)*	955,778

		1,265,431

Media – 1.5%
3,089	Daily Journal Corp.*	1,060,207
49,907	Magnite, Inc.*	1,348,986
21,921	TechTarget, Inc.*	2,067,369
50,788	Thryv Holdings, Inc.*	1,608,456

		6,085,018

Metals & Mining – 0.6%
206,870	Novagold Resources, Inc. (Canada)*	1,512,220
36,413	Warrior Met Coal, Inc.	872,819

		2,385,039

Mortgage Real Estate Investment Trusts (REITs) – 0.2%
18,090	Ladder Capital Corp. REIT	217,080
164,045	MFA Financial, Inc. REIT	739,843

		956,923

Oil, Gas & Consumable Fuels – 1.8%
10,414	Contango Oil & Gas Co.*	43,010
8,654	Energy Fuels, Inc.*	67,847
200,696	Kosmos Energy Ltd. (Ghana)*	722,505
62,386	Magnolia Oil & Gas Corp., Class A	1,302,620
88,508	Matador Resources Co.	3,704,060
37,733	Ovintiv, Inc.	1,415,742
63,922	Uranium Energy Corp.*	237,790

		7,493,574

Pharmaceuticals – 2.4%
198,633	Amneal Pharmaceuticals, Inc.*	1,090,495
18,854	Amphastar Pharmaceuticals, Inc.*	352,193
28,543	ANI Pharmaceuticals, Inc.*	1,066,937
210,639	Antares Pharma, Inc.*	787,790
14,782	Arvinas, Inc.*	1,279,825
106,782	BioDelivery Sciences International, Inc.*	435,671
7,160	Cassava Sciences, Inc.*(a)	308,811
51,068	Collegium Pharmaceutical, Inc.*	1,002,465
87,873	Durect Corp.*	112,477
15,495	Ocular Therapeutix, Inc.*	102,887
5,496	Pacira BioSciences, Inc.*	287,331

Common Stocks – (continued)
Pharmaceuticals – (continued)
108,428	Phibro Animal Health Corp., Class A	2,378,910
3,829	Revance Therapeutics, Inc.*	52,649
98,236	SIGA Technologies, Inc.*	708,282

		9,966,723

Professional Services – 4.8%
27,342	ASGN, Inc.*	3,271,744
1,061	Barrett Business Services, Inc.	87,002
13,226	CRA International, Inc.	1,452,479
33,894	Exponent, Inc.	3,891,031
45,797	Forrester Research, Inc.*	2,438,690
28,101	Franklin Covey Co.*	1,187,267
27,637	Heidrick & Struggles International, Inc.	1,295,623
34,910	Kforce, Inc.	2,260,772
28,973	Korn Ferry	2,237,005
15,010	TriNet Group, Inc.*	1,519,763

		19,641,376

Real Estate Management & Development – 0.1%
8,443	St Joe Co. (The)	396,990

Road & Rail – 0.8%
112,658	Marten Transport Ltd.	1,873,503
4,168	Saia, Inc.*	1,303,083
3,232	Universal Logistics Holdings, Inc.	68,131

		3,244,717

Semiconductors & Semiconductor Equipment – 4.2%
10,900	Ambarella, Inc.*	2,025,547
43,206	Axcelis Technologies, Inc.*	2,373,305
7,822	CEVA, Inc.*	356,761
78,389	Cohu, Inc.*	2,511,583
35,261	FormFactor, Inc.*	1,402,683
4,126	Ichor Holdings Ltd.*	180,389
48,367	Kulicke & Soffa Industries, Inc. (Singapore)	2,756,919
34,950	Lattice Semiconductor Corp.*	2,426,928
4,545	MACOM Technology Solutions Holdings, Inc.*	317,332
23,532	MaxLinear, Inc.*	1,482,516
21,314	Meta Materials, Inc.*(a)	100,176
1,369	SMART Global Holdings, Inc.*	73,187
3,159	SunPower Corp.*	106,332
22,105	Ultra Clean Holdings, Inc.*	1,095,745

		17,209,403

Software – 11.6%
94,158	ACI Worldwide, Inc.*	2,888,767
14,511	Altair Engineering, Inc., Class A*	1,128,811
4,349	American Software, Inc., Class A	125,816
22,972	Appian Corp.*(a)	2,283,646
6,372	Asana, Inc., Class A*	865,318
88,924	Box, Inc., Class A*	2,296,907
4,955	Cerence, Inc.*	520,919
64,596	ChannelAdvisor Corp.*	1,647,844
26,845	CommVault Systems, Inc.*	1,650,967
6,822	Digital Turbine, Inc.*	587,101
26,316	Domo, Inc., Class B*	2,325,019

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Software – (continued)
8,852	eGain Corp.*	$91,353
8,824	Intapp, Inc.*	238,248
15,099	JFrog Ltd. (Israel)*	493,586
1,874	MicroStrategy, Inc., Class A*(a)	1,340,022
48,190	Mimecast Ltd.*	3,635,454
21,022	Momentive Global, Inc.*	481,824
2,948	PagerDuty, Inc.*	123,079
17,913	Q2 Holdings, Inc.*	1,405,454
17,991	Qualys, Inc.*	2,239,520
2,142	Rapid7, Inc.*	275,782
15,473	Riot Blockchain, Inc.*	421,175
48,763	Sapiens International Corp. NV (Israel)	1,703,292
10,726	Sprout Social, Inc., Class A*	1,369,496
24,148	SPS Commerce, Inc.*	3,688,124
17,171	Telos Corp.*	444,901
26,352	Tenable Holdings, Inc.*	1,403,244
71,580	Upland Software, Inc.*	2,388,625
57,376	Varonis Systems, Inc.*	3,714,522
15,883	Workiva, Inc.*	2,375,303
164,360	Zix Corp.*	1,392,129
96,842	Zuora, Inc., Class A*	2,116,966

		47,663,214

Specialty Retail – 2.7%
6,281	Aaron’s Co., Inc. (The)	146,912
28,471	American Eagle Outfitters, Inc.	675,901
5,660	Asbury Automotive Group, Inc.*	1,107,719
22,726	Boot Barn Holdings, Inc.*	2,374,640
61,713	Buckle, Inc. (The)	2,568,495
23,736	Cato Corp. (The), Class A	418,466
18,709	Murphy USA, Inc.	3,048,631
38,400	Party City Holdco, Inc.*	279,168
13,564	Sally Beauty Holdings, Inc.*	206,987
9,629	Urban Outfitters, Inc.*	307,454

		11,134,373

Technology Hardware, Storage & Peripherals – 0.7%
35,940	3D Systems Corp.*	1,012,070
30,276	Avid Technology, Inc.*	867,105
26,422	Super Micro Computer, Inc.*	935,075

		2,814,250

Textiles, Apparel & Luxury Goods – 0.6%
1,855	Crocs, Inc.*	299,490
52,072	Steven Madden Ltd.	2,348,447

		2,647,937

Trading Companies & Distributors – 2.2%
43,030	H&E Equipment Services, Inc.	1,939,792
14,987	Herc Holdings, Inc.	2,728,234
35,864	McGrath RentCorp	2,587,229
73,495	MRC Global, Inc.*	610,009
22,610	Titan Machinery, Inc.*	642,576
8,398	Transcat, Inc.*	628,842

		9,136,682

Common Stocks – (continued)
Wireless Telecommunication Services – 0.2%
23,209	Shenandoah Telecommunications Co.	641,497

TOTAL COMMON STOCKS
(Cost $351,520,249)		$410,034,037

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $351,520,249)		$410,034,037

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 1.2%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
5,015,264	0.026%	$5,015,264
(Cost $5,015,264)

TOTAL INVESTMENTS – 100.9%
(Cost $356,535,513)		$415,049,301

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.9)%		(3,849,013)

NET ASSETS – 100.0%		$411,200,288

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments

October 31, 2021

Shares	Description	Value

Common Stocks – 98.7%
Aerospace & Defense – 1.1%
76,534	AAR Corp.*	$2,707,008
103,019	Kaman Corp.	3,687,050
87,377	Maxar Technologies, Inc.	2,319,859
10,793	Moog, Inc., Class A	815,195
5,663	National Presto Industries, Inc.	470,879
8,704	Triumph Group, Inc.*	177,997
74,810	Vectrus, Inc.*	3,623,048

		13,801,036

Auto Components – 0.5%
39,298	Adient PLC*	1,635,583
246,148	Goodyear Tire & Rubber Co. (The)*	4,706,350

		6,341,933

Banks – 15.8%
58,673	1st Source Corp.	2,832,732
56,193	Amalgamated Financial Corp.	1,031,704
133,511	Ameris Bancorp	6,994,641
19,214	Arrow Financial Corp.	688,822
245,633	Atlantic Union Bankshares Corp.	8,810,856
234,024	Bancorp, Inc. (The)*	7,149,433
11,843	Banner Corp.	684,052
3,958	Business First Bancshares, Inc.	105,600
128,942	Byline Bancorp, Inc.	3,321,546
11,014	Cambridge Bancorp	1,011,195
48,009	Camden National Corp.	2,285,228
26,315	Capital Bancorp, Inc.	669,717
25,543	Capital City Bank Group, Inc.	686,340
28,364	Capstar Financial Holdings, Inc.	623,157
6,529	Cathay General Bancorp	275,459
100,006	Central Pacific Financial Corp.	2,749,165
21,131	Civista Bancshares, Inc.	508,412
242,630	Columbia Banking System, Inc.	8,280,962
39,125	Community Trust Bancorp, Inc.	1,708,980
88,027	Customers Bancorp, Inc.*	4,690,959
325,585	CVB Financial Corp.	6,518,212
115,498	Dime Community Bancshares, Inc.	4,120,969
16,485	Equity Bancshares, Inc., Class A	551,588
112,167	FB Financial Corp.	5,084,530
13,461	Financial Institutions, Inc.	429,675
679,425	First BanCorp. (Puerto Rico)	9,274,151
12,301	First BankCorp	595,614
383,919	First Commonwealth Financial Corp.	5,873,961
7,105	First Financial Bancorp	168,957
178,556	First Foundation, Inc.	4,751,375
49,524	First Internet Bancorp	1,685,797
38,325	First Midwest Bancorp, Inc.	737,756
383,353	Fulton Financial Corp.	6,171,983
99,334	Hancock Whitney Corp.	4,915,046
251,681	Hanmi Financial Corp.	5,584,801
140,376	HarborOne Bancorp, Inc.	2,017,203
15,452	Heartland Financial USA, Inc.	774,454
9,387	Heritage Financial Corp.	233,173
240,881	Home BancShares, Inc.	5,723,333
115,026	HomeStreet, Inc.	5,424,626
63,488	Horizon Bancorp, Inc.	1,210,716

Common Stocks – (continued)
Banks – (continued)
65,436	Independent Bank Corp.	1,474,273
196,868	International Bancshares Corp.	8,347,203
18,738	Mercantile Bank Corp.	644,025
16,800	Mid Penn Bancorp, Inc.	470,736
8,700	National Bank Holdings Corp., Class A	377,319
9,350	NBT Bancorp, Inc.	343,052
42,427	OFG Bancorp (Puerto Rico)	1,098,859
328,036	Old National Bancorp	5,602,855
98,644	Origin Bancorp, Inc.	4,399,522
4,266	S&T Bancorp, Inc.	130,369
20,738	Sandy Spring Bancorp, Inc.	984,226
51,531	Sierra Bancorp	1,286,214
9,849	Southern First Bancshares, Inc.*	530,566
43,712	Southside Bancshares, Inc.	1,806,180
153,682	SouthState Corp.	12,001,027
38,823	Spirit of Texas Bancshares, Inc.	944,564
262,815	Towne Bank	8,283,929
27,116	TriCo Bancshares	1,188,494
243,489	Trustmark Corp.	7,745,385
283,025	United Bankshares, Inc.	10,469,095
126,938	United Community Banks, Inc.	4,422,520
34,410	Univest Financial Corp.	987,567
6,173	Veritex Holdings, Inc.	252,784
42,465	WesBanco, Inc.	1,476,508

		202,224,152

Beverages – 0.2%
165,925	Primo Water Corp.	2,638,207

Biotechnology – 4.5%
64,960	Allogene Therapeutics, Inc.*	1,119,910
101,899	AnaptysBio, Inc.*	3,352,477
2,993	Arcturus Therapeutics Holdings, Inc.*	134,535
23,705	Arcus Biosciences, Inc.*	792,695
53,454	Arena Pharmaceuticals, Inc.*	3,067,725
32,649	Avidity Biosciences, Inc.*	734,603
20,442	Avrobio, Inc.*	114,884
176,996	BioCryst Pharmaceuticals, Inc.*	2,642,550
196,909	Cardiff Oncology, Inc.*	1,155,856
39,395	ChemoCentryx, Inc.*	1,371,340
25,108	Denali Therapeutics, Inc.*	1,213,972
13,006	Design Therapeutics, Inc.*(a)	203,934
23,677	Dynavax Technologies Corp.*	472,830
2,032	Eagle Pharmaceuticals, Inc.*	106,416
59,421	Editas Medicine, Inc.*	2,181,939
137,505	Emergent BioSolutions, Inc.*	6,554,863
17,680	Gritstone bio, Inc.*	194,303
38,757	Halozyme Therapeutics, Inc.*	1,475,479
139,260	Homology Medicines, Inc.*	797,960
32,914	Ideaya Biosciences, Inc.*	705,676
80,228	Inovio Pharmaceuticals, Inc.*(a)	572,828
201,097	Jounce Therapeutics, Inc.*	1,765,632
46,917	Kronos Bio, Inc.*	772,254
2,314	Krystal Biotech, Inc.*	115,908
177,403	Myriad Genetics, Inc.*	5,458,690

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Biotechnology – (continued)
36,062	Nkarta, Inc.*	$565,452
10,816	Olema Pharmaceuticals, Inc.*	292,032
253,718	OPKO Health, Inc.*(a)	961,591
58,738	Organogenesis Holdings, Inc.*	644,943
22,558	Passage Bio, Inc.*	196,706
82,360	Precision BioSciences, Inc.*	781,596
383,022	Selecta Biosciences, Inc.*	1,375,049
59,761	Solid Biosciences, Inc.*	121,315
107,066	Sutro Biopharma, Inc.*	2,158,451
15,845	TCR2 Therapeutics, Inc.*	99,824
37,881	Turning Point Therapeutics, Inc.*	1,575,092
3,362	Twist Bioscience Corp.*	399,406
384,411	Vanda Pharmaceuticals, Inc.*	6,581,116
83,652	Veracyte, Inc.*	4,005,258
6,806	Verve Therapeutics, Inc.*(a)	315,730
19,263	XBiotech, Inc. (a)	282,396

		57,435,216

Building Products – 0.5%
27,870	Caesarstone Ltd.	347,818
240,253	Quanex Building Products Corp.	4,978,042
25,919	Resideo Technologies, Inc.*	639,162

		5,965,022

Capital Markets – 2.1%
5,015	AssetMark Financial Holdings, Inc.*	128,585
779,506	BGC Partners, Inc., Class A	4,185,947
114,784	Moelis & Co., Class A	8,349,388
138,547	Oppenheimer Holdings, Inc., Class A	7,211,371
6,422	Piper Sandler Cos.	1,057,639
16,869	Virtus Investment Partners, Inc.	5,398,080

		26,331,010

Chemicals – 1.9%
124,333	AdvanSix, Inc.*	6,042,584
71,094	FutureFuel Corp.	501,924
15,415	GCP Applied Technologies, Inc.*	348,533
74,947	Innospec, Inc.	6,790,948
11,054	Intrepid Potash, Inc.*	538,440
33,804	Koppers Holdings, Inc.*	1,186,182
94,611	Minerals Technologies, Inc.	6,711,704
71,737	Tronox Holdings PLC, Class A	1,672,907

		23,793,222

Commercial Services & Supplies – 1.1%
9,698	Brady Corp., Class A	505,169
13,769	BrightView Holdings, Inc.*	218,376
158,256	Ennis, Inc.	2,997,369
12,801	Heritage-Crystal Clean, Inc.*	443,811
56,125	KAR Auction Services, Inc.*	823,354
151,836	Matthews International Corp., Class A	5,218,603
97,175	Team, Inc.*	235,163
101,389	US Ecology, Inc.*	3,263,712

		13,705,557

Common Stocks – (continued)
Communications Equipment – 0.7%
156,364	Harmonic, Inc.*	1,418,222
285,590	NetScout Systems, Inc.*	7,728,065

		9,146,287

Construction & Engineering – 1.2%
82,732	Argan, Inc.	3,413,522
27,277	Concrete Pumping Holdings, Inc.*	234,582
4,703	EMCOR Group, Inc.	571,368
15,132	Fluor Corp.*	294,166
278,217	Primoris Services Corp.	7,497,948
110,224	Sterling Construction Co., Inc.*	2,649,785
61,817	Tutor Perini Corp.*	841,948

		15,503,319

Construction Materials – 0.7%
247,827	Summit Materials, Inc., Class A*	8,835,033

Consumer Finance – 1.2%
13,706	FirstCash, Inc.	1,212,570
96,170	LendingClub Corp.*	4,419,973
156,415	Navient Corp.	3,081,375
11,979	Nelnet, Inc., Class A	989,825
3,417	Oportun Financial Corp.*	79,377
63,728	PROG Holdings, Inc.	2,577,798
65,468	Regional Management Corp.	3,344,105
644	World Acceptance Corp.*	119,391

		15,824,414

Diversified Financial Services – 0.5%
30,456	A-Mark Precious Metals, Inc.	2,283,896
208,915	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	3,789,718

		6,073,614

Diversified Telecommunication Services – 0.7%
2,671	ATN International, Inc.	108,923
27,096	Cogent Communications Holdings, Inc.	2,075,283
112,422	Consolidated Communications Holdings, Inc.*	831,923
118,092	EchoStar Corp., Class A*	2,770,438
87,453	Iridium Communications, Inc.*	3,546,219

		9,332,786

Electric Utilities – 0.6%
3,780	ALLETE, Inc.	232,621
142,041	Portland General Electric Co.	7,004,042

		7,236,663

Electrical Equipment – 1.4%
42,589	Atkore, Inc.*	4,025,938
64,048	Encore Wire Corp.	8,586,275
32,233	EnerSys	2,579,930
50,512	Powell Industries, Inc.	1,306,240
71,007	Thermon Group Holdings, Inc.*	1,227,001

		17,725,384

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Electronic Equipment, Instruments & Components – 2.5%
33,570	Belden, Inc.	$2,021,250
165,805	Benchmark Electronics, Inc.	3,864,914
224,602	CTS Corp.	8,000,323
64,243	Daktronics, Inc.*	356,549
12,973	ePlus, Inc.*	1,434,425
151,639	Knowles Corp.*	3,160,157
18,439	PC Connection, Inc.	849,116
37,289	Sanmina Corp.*	1,407,660
17,648	ScanSource, Inc.*	631,445
431,769	Vishay Intertechnology, Inc.	8,298,600
64,309	Vishay Precision Group, Inc.*	2,192,294

		32,216,733

Energy Equipment & Services – 1.2%
204,039	ChampionX Corp.*	5,351,943
237,768	Helix Energy Solutions Group, Inc.*	898,763
10,110	Nabors Industries Ltd.*	1,036,275
87,934	National Energy Services Reunited Corp.*	1,028,828
118,628	Oceaneering International, Inc.*	1,613,341
327,241	Oil States International, Inc.*	1,983,081
16,761	Patterson-UTI Energy, Inc.	143,474
191,073	ProPetro Holding Corp.*	1,832,390
204,708	US Silica Holdings, Inc.*	1,981,573

		15,869,668

Entertainment – 2.3%
449,455	AMC Entertainment Holdings, Inc., Class A*(a)	15,897,223
202,621	Cinemark Holdings, Inc.*(a)	3,809,275
331,468	IMAX Corp.*	6,248,172
190,465	Marcus Corp. (The)*	3,536,935

		29,491,605

Equity Real Estate Investment Trusts (REITs) – 8.6%
75,551	American Assets Trust, Inc. REIT	2,858,094
11,332	Armada Hoffler Properties, Inc. REIT	155,362
9,307	Centerspace REIT	942,241
157,777	City Office REIT, Inc. REIT	2,993,030
8,042	CorePoint Lodging, Inc. REIT*	138,644
17,758	Empire State Realty Trust, Inc., Class A REIT	171,897
13,744	Essential Properties Realty Trust, Inc. REIT	409,434
21,672	Franklin Street Properties Corp. REIT	97,524
80,408	Getty Realty Corp. REIT	2,582,705
74,498	Gladstone Commercial Corp. REIT	1,628,526
136,824	Global Medical REIT, Inc. REIT	2,268,542
292,803	Industrial Logistics Properties Trust REIT	8,224,836
431,698	Kite Realty Group Trust REIT	8,763,469
126,860	Lexington Realty Trust REIT	1,848,350
148,616	Macerich Co. (The) REIT	2,688,463
58,197	National Storage Affiliates Trust REIT	3,634,985
131,395	NexPoint Residential Trust, Inc. REIT	9,305,394
300,037	Outfront Media, Inc. REIT	7,467,921

Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
451,362	Paramount Group, Inc. REIT	3,827,550
346,832	Piedmont Office Realty Trust, Inc., Class A REIT	6,159,736
297,646	Retail Opportunity Investments Corp. REIT	5,289,169
41,466	Retail Value, Inc. REIT	259,577
9,135	RLJ Lodging Trust REIT	131,727
373,079	RPT Realty REIT	4,958,220
532,572	SITE Centers Corp. REIT	8,462,569
267,451	STAG Industrial, Inc. REIT	11,642,142
26,707	Tanger Factory Outlet Centers, Inc. REIT	448,678
35,191	Terreno Realty Corp. REIT	2,573,518
92,988	Urban Edge Properties REIT	1,630,080
230,695	Urstadt Biddle Properties, Inc., Class A REIT	4,530,850
358,727	Whitestone REIT	3,293,114

		109,386,347

Food & Staples Retailing – 0.7%
109,062	Ingles Markets, Inc., Class A	7,546,000
47,638	Natural Grocers by Vitamin Cottage, Inc.	580,231
15,357	SpartanNash Co.	355,361

		8,481,592

Food Products – 1.4%
34,203	B&G Foods, Inc. (a)	1,006,936
448,672	Hostess Brands, Inc.*	8,484,388
35,596	Sanderson Farms, Inc.	6,743,662
24,243	Seneca Foods Corp., Class A*	1,251,666

		17,486,652

Gas Utilities – 0.3%
90,252	Northwest Natural Holding Co.	4,069,463

Health Care Equipment & Supplies – 2.4%
210,359	AngioDynamics, Inc.*	6,016,268
30,120	Avanos Medical, Inc.*	949,985
11,022	Heska Corp.*	2,463,748
38,560	Integer Holdings Corp.*	3,471,171
80,210	Invacare Corp.*	396,237
25,109	LeMaitre Vascular, Inc.	1,305,919
10,812	Mesa Laboratories, Inc.	3,305,228
203,241	Natus Medical, Inc.*	5,091,187
8,165	Neogen Corp.*	345,461
7,829	Utah Medical Products, Inc.	758,082
238,737	Varex Imaging Corp.*	6,410,089

		30,513,375

Health Care Providers & Services – 2.6%
4,728	AMN Healthcare Services, Inc.*	466,654
95,865	Community Health Systems, Inc.*	1,255,832
312,455	Covetrus, Inc.*	6,308,466
48,283	Cross Country Healthcare, Inc.*	1,000,907
8,287	Fulgent Genetics, Inc.*(a)	687,158

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Health Care Providers & Services – (continued)
125,099	Hanger, Inc.*	$2,336,849
11,728	Joint Corp. (The)*	1,025,965
38,443	National HealthCare Corp.	2,688,703
254,764	Patterson Cos., Inc.	7,963,923
67,018	Sharps Compliance Corp.*	552,899
123,828	Tenet Healthcare Corp.*	8,873,514

		33,160,870

Health Care Technology – 0.7%
173,487	Castlight Health, Inc., Class B*	312,277
98,514	Computer Programs and Systems, Inc.*	3,556,355
13,007	HealthStream, Inc.*	346,116
305,841	NextGen Healthcare, Inc.*	5,034,143

		9,248,891

Hotels, Restaurants & Leisure – 1.9%
19,084	Bloomin’ Brands, Inc.*	412,596
9,197	Dave & Buster’s Entertainment, Inc.*	341,485
36,466	Fiesta Restaurant Group, Inc.*	384,352
34,847	Monarch Casino & Resort, Inc.*	2,516,650
145,587	Red Rock Resorts, Inc., Class A*	7,921,389
35,803	Ruth’s Hospitality Group, Inc.*	692,430
96,455	SeaWorld Entertainment, Inc.*	6,124,892
70,603	Texas Roadhouse, Inc.	6,270,252

		24,664,046

Household Durables – 2.0%
52,621	Beazer Homes USA, Inc.*	952,966
78,963	Ethan Allen Interiors, Inc.	1,832,731
1,334	Hovnanian Enterprises, Inc., Class A*	112,403
129,587	KB Home	5,202,918
4,198	LGI Homes, Inc.*	626,762
121,026	M/I Homes, Inc.*	6,929,949
5,111	Meritage Homes Corp.*	555,617
11,152	Traeger, Inc.*	210,661
351,753	Tri Pointe Homes, Inc.*	8,508,905
4,966	Universal Electronics, Inc.*	204,500

		25,137,412

Independent Power and Renewable Electricity Producers – 0.7%
177,713	Clearway Energy, Inc., Class C	6,305,257
44,598	Ormat Technologies, Inc. (a)	3,225,774

		9,531,031

Insurance – 4.4%
12,853	Ambac Financial Group, Inc.*	217,344
284,012	American Equity Investment Life Holding Co.	9,051,462
110,471	AMERISAFE, Inc.	6,549,826
150,966	Argo Group International Holdings Ltd.	8,318,227
36,460	BRP Group, Inc., Class A*	1,330,790
54,919	Donegal Group, Inc., Class A	782,596
1,812,438	Genworth Financial, Inc., Class A*	7,449,120

Common Stocks – (continued)
Insurance – (continued)
50,546	Goosehead Insurance, Inc., Class A	7,293,788
1,728	Investors Title Co.	334,886
73,012	MBIA, Inc.*	1,134,606
8,709	National Western Life Group, Inc., Class A	1,872,522
133,066	Stewart Information Services Corp.	9,470,307
178,314	Tiptree, Inc.	2,783,482

		56,588,956

Interactive Media & Services – 0.4%
227,612	Cars.com, Inc.*	2,963,508
435,167	TrueCar, Inc.*	1,823,350
14,326	Yelp, Inc.*	553,413

		5,340,271

Internet & Direct Marketing Retail – 0.4%
123,412	Groupon, Inc.*	2,618,802
55,099	Lands’ End, Inc.*	1,448,002
12,447	Shutterstock, Inc.	1,507,954

		5,574,758

IT Services – 0.7%
537,833	Conduent, Inc.*	3,630,373
60,361	Hackett Group, Inc. (The)	1,276,031
61,114	LiveRamp Holdings, Inc.*	3,270,210
17,810	MoneyGram International, Inc.*	106,326

		8,282,940

Leisure Products – 0.7%
89,146	Acushnet Holdings Corp.	4,541,097
12,981	Latham Group, Inc.*	199,907
85,445	Vista Outdoor, Inc.*	3,575,019

		8,316,023

Life Sciences Tools & Services – 0.5%
29,973	MaxCyte, Inc.*	336,897
10,804	Medpace Holdings, Inc.*	2,447,646
66,233	NanoString Technologies, Inc.*	3,199,054
27,154	Personalis, Inc.*	532,761

		6,516,358

Machinery – 1.6%
11,626	Albany International Corp., Class A	937,637
7,527	Astec Industries, Inc.	401,791
13,736	Barnes Group, Inc.	576,088
15,784	ESCO Technologies, Inc.	1,334,695
243,752	Kennametal, Inc.	9,689,142
56,215	Miller Industries, Inc.	2,031,610
54,319	Mueller Industries, Inc.	2,859,352
124,385	Mueller Water Products, Inc., Class A	2,041,158
1,053	RBC Bearings, Inc.*	246,328
4,134	Terex Corp.	185,203
86,093	Titan International, Inc.*	621,592
4,842	Trinity Industries, Inc.	135,818

		21,060,414

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Marine – 0.9%
207,038	Costamare, Inc. (Monaco)	$2,776,380
39,679	Eagle Bulk Shipping, Inc.*(a)	1,708,181
234,002	Genco Shipping & Trading Ltd.	4,017,814
797,191	Safe Bulkers, Inc. (Greece)*	3,555,472

		12,057,847

Media – 1.0%
2,429	Daily Journal Corp.*	833,681
295,308	EW Scripps Co. (The), Class A	5,492,729
22,036	iHeartMedia, Inc., Class A*	427,058
52,398	John Wiley & Sons, Inc., Class A	2,838,400
3,465	TechTarget, Inc.*	326,784
71,246	TEGNA, Inc.	1,400,696
54,574	Thryv Holdings, Inc.*	1,728,359

		13,047,707

Metals & Mining – 1.6%
117,533	Arconic Corp.*	3,457,821
8,225	Century Aluminum Co.*	108,652
225,786	Constellium SE*	4,156,720
57,609	Haynes International, Inc.	2,311,849
49,024	Hecla Mining Co.	283,359
77,150	Novagold Resources, Inc. (Canada)*	563,966
481,768	SunCoke Energy, Inc.	3,478,365
228,844	Warrior Met Coal, Inc.	5,485,391

		19,846,123

Mortgage Real Estate Investment Trusts (REITs) – 2.9%
177,780	Blackstone Mortgage Trust, Inc., Class A REIT	5,848,962
270,911	Broadmark Realty Capital, Inc. REIT	2,795,801
157,896	Chimera Investment Corp. REIT	2,464,757
384,706	Dynex Capital, Inc. REIT	6,732,355
74,801	Great Ajax Corp. REIT	1,059,182
45,082	Invesco Mortgage Capital, Inc. REIT	141,557
644,832	Ladder Capital Corp. REIT	7,737,984
1,523,833	MFA Financial, Inc. REIT	6,872,487
852,541	New York Mortgage Trust, Inc. REIT	3,742,655
12,309	TPG RE Finance Trust, Inc. REIT	160,879

		37,556,619

Multiline Retail – 0.8%
7,784	Dillard’s, Inc., Class A	1,799,194
325,776	Macy’s, Inc.	8,623,290

		10,422,484

Multi-Utilities – 0.4%
85,401	NorthWestern Corp.	4,855,901
19,715	Unitil Corp.	823,101

		5,679,002

Oil, Gas & Consumable Fuels – 5.2%
270,208	Antero Resources Corp.*	5,369,033
10,471	Berry Corp.	100,626
12,733	Brigham Minerals, Inc., Class A	295,151
252,635	Centennial Resource Development, Inc., Class A*	1,818,972

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
63,758	Clean Energy Fuels Corp.*	587,849
22,065	CONSOL Energy, Inc.*	607,008
42,297	Delek US Holdings, Inc.*	822,677
219,454	Dorian LPG Ltd.	2,659,782
13,710	Earthstone Energy, Inc., Class A*	139,156
196,826	Golar LNG Ltd. (Cameroon)*	2,564,643
6,425	Laredo Petroleum, Inc.*	484,445
89,541	Matador Resources Co.	3,747,291
258,692	Murphy Oil Corp.	7,199,398
420,903	Ovintiv, Inc.	15,792,281
36,402	PBF Energy, Inc., Class A*	531,833
127,184	PDC Energy, Inc.	6,652,995
55,982	Peabody Energy Corp.*	665,626
233,683	Range Resources Corp.*	5,449,488
190,556	SFL Corp. Ltd. (Norway)*	1,507,298
18,539	SFL Corp. Ltd. (Norway)	146,643
168,011	SM Energy Co.	5,766,138
840,194	W&T Offshore, Inc.*	3,453,197

		66,361,530

Personal Products – 0.2%
67,121	Edgewell Personal Care Co.	2,348,564

Pharmaceuticals – 1.3%
71,141	Amphastar Pharmaceuticals, Inc.*	1,328,914
84,915	ANI Pharmaceuticals, Inc.*	3,174,122
40,698	Atea Pharmaceuticals, Inc.*	473,725
82,667	Innoviva, Inc.*	1,442,539
109,185	Phibro Animal Health Corp., Class A	2,395,519
130,484	Prestige Consumer Healthcare, Inc.*	7,827,735

		16,642,554

Professional Services – 2.1%
37,975	Barrett Business Services, Inc.	3,113,950
81,308	CBIZ, Inc.*	2,984,817
7,426	Forrester Research, Inc.*	395,434
101,395	Heidrick & Struggles International, Inc.	4,753,398
7,154	ICF International, Inc.	718,905
135,122	Korn Ferry	10,432,770
49,823	ManTech International Corp., Class A	4,295,739

		26,695,013

Real Estate Management & Development – 0.7%
8,193	Forestar Group, Inc.*	160,337
381,695	Kennedy-Wilson Holdings, Inc.	8,538,517
47,077	Realogy Holdings Corp.*	815,374

		9,514,228

Road & Rail – 1.7%
36,850	ArcBest Corp.	3,310,973
14,253	Avis Budget Group, Inc.*	2,470,187
252,164	Heartland Express, Inc.	4,117,838
462,211	Marten Transport Ltd.	7,686,569
105,092	Werner Enterprises, Inc.	4,762,769

		22,348,336

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – 0.3%
3,626	Axcelis Technologies, Inc.*	$199,176
80,389	Cohu, Inc.*	2,575,664
51,067	Veeco Instruments, Inc.*	1,240,417

		4,015,257

Software – 1.1%
22,219	Bottomline Technologies DE, Inc.*	1,028,740
93,281	ChannelAdvisor Corp.*	2,379,598
7,328	Domo, Inc., Class B*	647,429
14,626	eGain Corp.*	150,940
65,348	Marathon Digital Holdings, Inc.*(a)	3,413,780
10,051	Mimecast Ltd.*	758,247
147,800	Ping Identity Holding Corp.*	4,187,174
14,707	Upland Software, Inc.*	490,773
178,819	Zix Corp.*	1,514,597

		14,571,278

Specialty Retail – 2.1%
171,588	Aaron’s Co., Inc. (The)	4,013,443
20,335	Abercrombie & Fitch Co., Class A*	804,046
163,085	Academy Sports & Outdoors, Inc.*	6,976,776
41,820	Bed Bath & Beyond, Inc.*	587,153
15,472	Big 5 Sporting Goods Corp. (a)	374,113
101,909	Buckle, Inc. (The)	4,241,453
195,586	Cato Corp. (The), Class A	3,448,181
40,066	Chico’s FAS, Inc.*	218,760
8,201	Group 1 Automotive, Inc.	1,474,540
1,512	Murphy USA, Inc.	246,380
13,790	ODP Corp. (The)*	597,107
11,078	Sonic Automotive, Inc., Class A	547,586
200,169	Tilly’s, Inc., Class A	2,778,346

		26,307,884

Technology Hardware, Storage & Peripherals – 0.6%
113,781	Quantum Corp.*	649,689
192,199	Super Micro Computer, Inc.*	6,801,923

		7,451,612

Textiles, Apparel & Luxury Goods – 0.4%
26,313	Fossil Group, Inc.*	311,020
46,541	G-III Apparel Group Ltd.*	1,333,865
90,953	Movado Group, Inc.	3,028,735

		4,673,620

Thrifts & Mortgage Finance – 1.4%
8,234	FS Bancorp, Inc.	283,744
90,358	Merchants Bancorp	4,014,606
16,196	Northwest Bancshares, Inc.	223,505
35,119	PennyMac Financial Services, Inc.	2,179,485
60,422	Premier Financial Corp.	1,926,253
86,546	TrustCo Bank Corp.	2,904,484
64,009	Waterstone Financial, Inc.	1,323,066
103,829	WSFS Financial Corp.	5,379,380

		18,234,523

Common Stocks – (continued)
Trading Companies & Distributors – 2.9%
46,905	Boise Cascade Co.	2,655,761
74,061	GMS, Inc.*	3,668,241
33,718	McGrath RentCorp	2,432,417
712,707	MRC Global, Inc.*	5,915,468
105,569	NOW, Inc.*	762,208
99,048	Rush Enterprises, Inc., Class A	5,158,420
195,614	Titan Machinery, Inc.*	5,559,350
173,280	Triton International Ltd. (Bermuda)	10,776,283

		36,928,148

Wireless Telecommunication Services – 0.4%
202,584	Shenandoah Telecommunications Co.	5,599,422

TOTAL COMMON STOCKS
(Cost $1,101,256,433)		$1,263,152,011

Shares	Dividend Rate	Value

Investment Company – 0.1%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,412,504	0.026%	$1,412,504
(Cost $1,412,504)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,102,668,937)		$1,264,564,515

Securities Lending Reinvestment Vehicle – 2.0%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
25,942,175	0.026%	$25,942,175
(Cost $25,942,175)

TOTAL INVESTMENTS – 100.8%
(Cost $1,128,611,112)		$1,290,506,690

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.8)%		(11,060,221)

NET ASSETS – 100.0%		$1,279,446,469

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
E-Mini Russell 2000 Index	91	12/17/21	$10,113,453	$330,162

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Schedule of Investments

October 31, 2021

Shares	Description	Value

Common Stocks – 99.1%
Automobiles – 4.0%
831,012	Ford Motor Co.*	$14,193,685
258,639	General Motors Co.*	14,077,721
18,642	Tesla, Inc.*	20,767,188

		49,038,594

Banks – 4.4%
186,375	Citigroup, Inc.	12,889,695
245,914	Citizens Financial Group, Inc.	11,651,405
21,867	JPMorgan Chase & Co.	3,714,985
548,746	KeyCorp	12,769,320
197,012	Regions Financial Corp.	4,665,244
128,165	US Bancorp	7,737,321

		53,427,970

Beverages – 0.3%
42,986	Monster Beverage Corp.*	3,653,810

Biotechnology – 3.8%
168,677	AbbVie, Inc.	19,342,192
2,362	Amgen, Inc.	488,863
21,132	Biogen, Inc.*	5,635,482
170,854	Gilead Sciences, Inc.	11,085,008
12,939	Incyte Corp.*	866,654
16,343	Moderna, Inc.*	5,641,767
18,438	Vertex Pharmaceuticals, Inc.*	3,409,739

		46,469,705

Building Products – 0.2%
8,687	Lennox International, Inc.	2,599,845

Capital Markets – 2.0%
881	Evercore, Inc., Class A	133,771
13,490	Interactive Brokers Group, Inc., Class A	955,766
3,394	Jefferies Financial Group, Inc.	145,942
65,593	Morgan Stanley	6,741,649
6,986	Raymond James Financial, Inc.	688,750
34,176	S&P Global, Inc.	16,204,892

		24,870,770

Chemicals – 2.5%
49,255	Air Products and Chemicals, Inc.	14,767,141
41,463	Axalta Coating Systems Ltd.*	1,293,231
228,501	Dow, Inc.	12,789,201
3,395	International Flavors & Fragrances, Inc.	500,593
1,819	Linde PLC (United Kingdom)	580,625

		29,930,791

Commercial Services & Supplies – 0.1%
12,553	Republic Services, Inc.	1,689,634

Communications Equipment – 0.1%
2,110	Arista Networks, Inc.*	864,446

Construction & Engineering – 0.2%
12,812	AECOM*	875,956
14,543	MasTec, Inc.*	1,296,218

		2,172,174

Common Stocks – (continued)
Consumer Finance – 2.1%
10,219	Ally Financial, Inc.	487,855
86,692	Capital One Financial Corp.	13,093,093
249,097	Synchrony Financial	11,570,555

		25,151,503

Distributors – 0.0%
9,498	LKQ Corp.*	523,150

Diversified Financial Services – 1.7%
68,950	Berkshire Hathaway, Inc., Class B*	19,789,340
11,785	Voya Financial, Inc.	822,239

		20,611,579

Diversified Telecommunication Services – 0.7%
290,375	Liberty Global PLC, Class C (United Kingdom)*	8,374,415

Electric Utilities – 0.9%
27,030	American Electric Power Co., Inc.	2,289,711
26,767	NextEra Energy, Inc.	2,284,028
146,639	NRG Energy, Inc.	5,849,430

		10,423,169

Entertainment – 0.4%
26,429	Walt Disney Co. (The)*	4,468,351

Equity Real Estate Investment Trusts (REITs) – 3.3%
271,664	American Homes 4 Rent, Class A REIT	11,029,558
37,511	Camden Property Trust REIT	6,118,044
138,839	Equity LifeStyle Properties, Inc. REIT	11,733,284
152,828	First Industrial Realty Trust, Inc. REIT	8,899,175
8,416	Simon Property Group, Inc. REIT	1,233,617
35,773	Weyerhaeuser Co. REIT	1,277,812

		40,291,490

Food & Staples Retailing – 0.7%
6,791	Walgreens Boots Alliance, Inc.	319,313
52,769	Walmart, Inc.	7,884,744

		8,204,057

Food Products – 1.2%
191,605	Archer-Daniels-Midland Co.	12,308,705
33,206	Darling Ingredients, Inc.*	2,806,571

		15,115,276

Health Care Equipment & Supplies – 1.5%
8,357	Align Technology, Inc.*	5,217,860
33,672	Becton Dickinson and Co.	8,067,474
50,328	DENTSPLY SIRONA, Inc.	2,879,265
4,265	Edwards Lifesciences Corp.*	511,032
5,488	Teleflex, Inc.	1,958,887

		18,634,518

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Health Care Providers & Services – 5.2%
24,906	Anthem, Inc.	$10,837,348
53,597	Cigna Corp.	11,448,855
54,829	HCA Healthcare, Inc.	13,732,471
7,156	Molina Healthcare, Inc.*	2,116,172
56,442	UnitedHealth Group, Inc.	25,989,848

		64,124,694

Health Care Technology – 0.2%
38,817	Cerner Corp.	2,883,715

Hotels, Restaurants & Leisure – 0.7%
23,795	Airbnb, Inc., Class A*	4,060,855
216	Booking Holdings, Inc.*	522,888
2,257	Boyd Gaming Corp.*	143,951
7,286	Hyatt Hotels Corp., Class A*	620,767
16,862	Marriott Vacations Worldwide Corp.	2,651,044

		7,999,505

Insurance – 3.3%
144,497	Arch Capital Group Ltd.*	6,042,864
73,132	Chubb Ltd.	14,288,530
35,768	Globe Life, Inc.	3,184,067
88,632	Marsh & McLennan Cos., Inc.	14,783,818
6,622	MetLife, Inc.	415,862
6,623	Reinsurance Group of America, Inc.	782,044
3,197	Travelers Cos., Inc. (The)	514,333

		40,011,518

Interactive Media & Services – 8.5%
6,631	Alphabet, Inc., Class A*	19,633,861
16,103	Alphabet, Inc., Class C*	47,751,997
111,314	Facebook, Inc., Class A*	36,017,871

		103,403,729

Internet & Direct Marketing Retail – 4.0%
10,847	Amazon.com, Inc.*	36,580,748
168,107	eBay, Inc.	12,897,169

		49,477,917

IT Services – 8.3%
16,791	Accenture PLC, Class A	6,024,443
171,793	Cognizant Technology Solutions Corp., Class A	13,415,315
11,552	EPAM Systems, Inc.*	7,777,268
39,983	Gartner, Inc.*	13,270,758
7,892	MongoDB, Inc.*	4,114,021
9,669	Okta, Inc.*	2,389,983
84,650	PayPal Holdings, Inc.*	19,688,743
46,991	VeriSign, Inc.*	10,463,486
88,841	Visa, Inc., Class A	18,813,859
280,182	Western Union Co. (The)	5,104,916

		101,062,792

Life Sciences Tools & Services – 2.6%
11,517	Danaher Corp.	3,590,655
54,804	IQVIA Holdings, Inc.*	14,326,862
8,963	Mettler-Toledo International, Inc.*	13,273,127

		31,190,644

Common Stocks – (continued)
Machinery – 3.3%
77,931	Caterpillar, Inc.	15,898,704
54,529	Otis Worldwide Corp.	4,379,224
35,607	Parker-Hannifin Corp.	10,560,680
52,929	Stanley Black & Decker, Inc.	9,512,929

		40,351,537

Media – 1.4%
76,266	Interpublic Group of Cos., Inc. (The)	2,789,048
76,697	News Corp., Class A	1,756,361
6,815	Nexstar Media Group, Inc., Class A	1,021,773
176,543	Omnicom Group, Inc.	12,019,047

		17,586,229

Metals & Mining – 1.0%
15,389	Alcoa Corp.	707,125
309,968	Freeport-McMoRan, Inc.	11,691,993

		12,399,118

Multi-Utilities – 0.9%
155,898	CMS Energy Corp.	9,408,444
10,597	DTE Energy Co.	1,201,170
6,700	Sempra Energy	855,121

		11,464,735

Oil, Gas & Consumable Fuels – 0.5%
17,523	Chevron Corp.	2,006,208
4,750	EOG Resources, Inc.	439,185
148,355	Marathon Oil Corp.	2,421,153
21,905	Marathon Petroleum Corp.	1,444,197
8,749	Occidental Petroleum Corp.	293,354

		6,604,097

Pharmaceuticals – 2.1%
156,786	Johnson & Johnson	25,537,304
34,479	Viatris, Inc.	460,294

		25,997,598

Professional Services – 0.1%
12,112	CoStar Group, Inc.*	1,042,238

Road & Rail – 3.9%
12,988	AMERCO	9,572,026
420,607	CSX Corp.	15,213,355
48,301	Norfolk Southern Corp.	14,154,608
34,864	Union Pacific Corp.	8,416,170
7,498	XPO Logistics, Inc.*	643,328

		47,999,487

Semiconductors & Semiconductor Equipment – 3.1%
5,709	Applied Materials, Inc.	780,135
293,844	Intel Corp.	14,398,356
28,955	NVIDIA Corp.	7,402,925
7,698	NXP Semiconductors NV (China)	1,546,220
18,291	QUALCOMM, Inc.	2,433,435
62,950	Texas Instruments, Inc.	11,801,866

		38,362,937

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Software – 12.2%
43,683	DocuSign, Inc.*	$12,156,542
41,310	Fortinet, Inc.*	13,894,205
8,276	HubSpot, Inc.*	6,705,464
28,619	Intuit, Inc.	17,915,208
196,764	Microsoft Corp.	65,250,878
20,878	Palo Alto Networks, Inc.*	10,628,781
16,751	ServiceNow, Inc.*	11,688,178
74,229	VMware, Inc., Class A*(a)	11,260,539

		149,499,795

Specialty Retail – 1.5%
12,884	AutoNation, Inc.*	1,560,510
2,291	AutoZone, Inc.*	4,089,068
33,750	Dick’s Sporting Goods, Inc.	4,192,088
13,961	O’Reilly Automotive, Inc.*	8,688,210

		18,529,876

Technology Hardware, Storage & Peripherals – 5.8%
411,678	Apple, Inc.	61,669,365
32,038	NetApp, Inc.	2,860,993
110,475	Western Digital Corp.*	5,776,738

		70,307,096

Tobacco – 0.4%
55,037	Philip Morris International, Inc.	5,203,198

TOTAL COMMON STOCKS
(Cost $931,233,082)		$1,212,017,702

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $931,233,082)		$1,212,017,702

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.8%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
10,200,800	0.026%	$10,200,800
(Cost $10,200,800)

TOTAL INVESTMENTS – 99.9%
(Cost $941,433,882)		$1,222,218,502

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		262,002

NET ASSETS – 100.0%		$1,222,480,504

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities

October 31, 2021

	Large Cap Growth Insights Fund	Large Cap Value Insights Fund	Small Cap Equity Insights Fund
Assets:
Investments in unaffiliated issuers, at value (cost $1,221,986,069, $369,385,112 and $522,293,821, respectively)(a)	$1,968,014,008	$413,237,804	$594,069,592
Investments in affiliated issuers, at value (cost $0, $0 and $5,888,756, respectively)	—	—	5,888,756
Investments in securities lending reinvestment vehicle, at value which equals cost	14,135,325	3,732,000	8,587,928
Cash	17,805,276	4,014,288	9,838,576
Variation margin on futures contracts	—	—	800
Receivables:
Fund shares sold	1,395,715	277,246	973,835
Dividends	884,976	327,397	162,784
Securities lending income	92,287	19,499	3,654
Reimbursement from investment adviser	82,443	48,840	90,703
Investments sold	—	10,855,215	11,634,899
Other assets	145,882	26,935	64,512
Total assets	2,002,555,912	432,539,224	631,316,039

Liabilities:
Payables:
Upon return of securities loaned	14,135,325	3,732,000	8,587,928
Management fees	809,618	182,010	420,564
Fund shares redeemed	764,425	241,873	1,123,037
Distribution and Service fees and Transfer Agency fees	263,608	57,235	55,437
Investments purchased	—	11,346,603	11,249,134
Accrued expenses	499,307	207,773	275,672
Total liabilities	16,472,283	15,767,494	21,711,772

Net Assets:
Paid-in capital	748,068,000	310,730,298	401,657,246
Total distributable earnings	1,238,015,629	106,041,432	207,947,021
NET ASSETS	$1,986,083,629	$416,771,730	$609,604,267
Net Assets:
Class A	$336,453,258	$62,575,075	$44,195,131
Class C	47,077,596	10,712,530	7,503,220
Institutional	893,601,742	114,706,299	226,678,344
Service	34,280,226	6,768,935	3,701,144
Investor	271,095,626	91,133,138	66,962,624
Class R6	295,156,775	79,347,877	100,557,855
Class R	30,111,329	5,449,599	15,767,119
Class P	78,307,077	46,078,277	144,238,830
Total Net Assets	$1,986,083,629	$416,771,730	$609,604,267
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	6,900,292	2,304,463	1,250,286
Class C	1,130,583	398,205	252,891
Institutional	17,528,175	4,230,566	6,139,420
Service	717,643	248,135	106,716
Investor	5,639,796	3,369,893	1,903,466
Class R6	5,792,718	2,926,600	2,723,067
Class R	638,778	202,134	458,476
Class P	1,537,668	1,700,464	3,906,921
Net asset value and offering price per share:(b)
Class A	$48.76	$27.15	$35.35
Class C	41.64	26.90	29.67
Institutional	50.98	27.11	36.92
Service	47.77	27.28	34.68
Investor	48.07	27.04	35.18
Class R6	50.95	27.11	36.93
Class R	47.14	26.96	34.39
Class P	50.93	27.10	36.92

(a)	Includes loaned securities having a market value of $13,793,205, $3,640,800 and $8,427,869.
(b)	Maximum public offering price per share for Class A Shares of the Large Cap Growth Insights, Large Cap Value Insights and Small Cap Equity Insights Funds is $51.60, $28.73 and $37.41, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities (continued)

October 31, 2021

	Small Cap Growth Insights Fund	Small Cap Value Insights Fund	U.S. Equity Insights Fund
Assets:
Investments in unaffiliated issuers, at value (cost $351,520,249, $1,101,256,433 and $931,233,082, respectively)(a)	$410,034,037	$1,263,152,011	$1,212,017,702
Investments in affiliated issuers, at value (cost $0, $1,412,504 and $0, respectively)	—	1,412,504	—
Investments in securities lending reinvestment vehicle, at value which equals cost	5,015,264	25,942,175	10,200,800
Cash	3,806,408	21,040,215	11,146,470
Variation margin on futures contracts	—	910	—
Receivables:
Fund shares sold	222,017	857,985	479,367
Investments sold	155,196	24,266,543	—
Reimbursement from investment adviser	95,467	95,390	77,623
Dividends	44,688	458,350	917,403
Securities lending income	3,374	9,617	41,109
Other assets	49,281	135,166	48,177
Total assets	419,425,732	1,337,370,866	1,234,928,651

Liabilities:
Payables:
Upon return of securities loaned	5,015,264	25,942,175	10,200,800
Fund shares redeemed	1,843,563	1,013,453	1,131,533
Investments purchased	375,086	29,580,221	—
Management fees	287,710	872,584	520,627
Distribution and Service fees and Transfer Agency fees	48,592	143,235	199,105
Accrued expenses	655,229	372,729	396,082
Total liabilities	8,225,444	57,924,397	12,448,147

Net Assets:
Paid-in capital	129,072,390	830,500,086	689,606,650
Total distributable earnings	282,127,898	448,946,383	532,873,854
NET ASSETS	$411,200,288	$1,279,446,469	$1,222,480,504
Net Assets:
Class A	$59,165,800	$154,970,833	$380,721,057
Class C	7,866,141	7,118,433	19,251,993
Institutional	163,027,518	379,380,381	325,456,963
Service	—	—	6,301,752
Investor	66,827,457	363,807,690	127,076,007
Class R6	96,907,461	306,101,425	14,141,672
Class R	6,604,717	22,583,862	22,029,735
Class P	10,801,194	45,483,845	327,501,325
Total Net Assets	$411,200,288	$1,279,446,469	$1,222,480,504
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	1,253,947	2,875,297	5,238,184
Class C	230,977	194,432	300,550
Institutional	2,846,671	5,169,305	4,318,061
Service	—	—	87,275
Investor	1,365,108	6,781,988	1,772,293
Class R6	1,690,847	4,171,420	187,792
Class R	147,332	429,641	309,757
Class P	188,464	619,882	4,348,956
Net asset value and offering price per share:(b)
Class A	$47.18	$53.90	$72.68
Class C	34.06	36.61	64.06
Institutional	57.27	73.39	75.37
Service	—	—	72.21
Investor	48.95	53.64	71.70
Class R6	57.31	73.38	75.30
Class R	44.83	52.56	71.12
Class P	57.31	73.38	75.31

(a)	Includes loaned securities having a market value of $4,846,846, $25,426,520 and $9,951,520.
(b)	Maximum public offering price per share for Class A Shares of the Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds is $49.93, $57.04 and $76.91, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2021

	Large Cap Growth Insights Fund	Large Cap Value Insights Fund	Small Cap Equity Insights Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $11,720, $2,493 and $15,536, respectively)	$13,137,846	$7,122,661	$6,340,150

Securities lending income — affiliated issuer	150,595	35,927	66,133

Dividends — affiliated issuers	—	—	814

Total investment income	13,288,441	7,158,588	6,407,097

Expenses:

Management fees	9,451,433	2,052,385	4,608,436

Transfer Agency fees(a)	1,531,707	339,216	366,391

Distribution and/or Service (12b-1) fees(a)	1,361,587	266,675	258,116

Custody, accounting and administrative services	237,051	56,398	113,102

Printing and mailing costs	197,985	92,729	128,053

Registration fees	137,268	125,232	121,000

Service fees — Class C	112,372	24,906	18,840

Shareholder Administration fees — Service Shares	101,020	15,805	10,020

Professional fees	89,228	89,916	91,199

Trustee fees	20,792	19,286	19,354

Other	25,143	12,489	18,586

Total expenses	13,265,586	3,095,037	5,753,097

Less — expense reductions	(647,549)	(381,420)	(472,927)

Net expenses	12,618,037	2,713,617	5,280,170

NET INVESTMENT INCOME	670,404	4,444,971	1,126,927

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	506,609,463	93,815,969	160,228,725

Futures	(900,477)	10,081	(265,119)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	180,822,679	36,195,508	86,436,907

Futures	(6,645)	—	290,252

Net realized and unrealized gain	686,525,020	130,021,558	246,690,765

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$687,195,424	$134,466,529	$247,817,692

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Large Cap Growth Insights	$772,483	$337,115	$101,020	$150,969	$494,393	$71,919	$327,143	$16,163	$461,616	$91,364	$48,311	$20,798
Large Cap Value Insights	146,655	74,717	15,806	29,497	93,860	15,940	43,208	2,529	138,453	23,523	9,439	12,264
Small Cap Equity Insights	110,573	56,518	10,020	81,005	70,767	12,057	82,317	1,603	103,678	32,157	25,922	37,890

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Operations (continued)

For the Fiscal Year Ended October 31, 2021

	Small Cap Growth Insights Fund	Small Cap Value Insights Fund	U.S. Equity Insights Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $11,383, $33,591 and $8,878, respectively)	$4,655,148	$19,189,282	$13,818,072

Securities lending income — affiliated issuer	231,935	137,820	92,423

Dividends — affiliated issuers	94	322	170

Total investment income	4,887,177	19,327,424	13,910,665

Expenses:

Management fees	6,270,846	9,105,745	5,792,356

Transfer Agency fees(a)	765,731	1,040,070	1,029,630

Printing and mailing costs	452,372	158,060	157,632

Distribution and/or Service (12b-1) fees(a)	251,018	503,472	1,166,163

Registration fees	123,258	153,545	128,670

Custody, accounting and administrative services	120,161	150,248	153,998

Professional fees	89,458	89,345	90,085

Service fees — Class C	19,925	17,185	44,683

Trustee fees	19,600	23,847	19,684

Shareholder Administration fees — Service Shares	—	—	16,437

Other	21,023	20,909	19,105

Total expenses	8,133,392	11,262,426	8,618,443

Less — expense reductions	(803,288)	(634,108)	(535,724)

Net expenses	7,330,104	10,628,318	8,082,719

NET INVESTMENT INCOME (LOSS)	(2,442,927)	8,699,106	5,827,946

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	351,852,154	302,074,958	258,524,327

Futures	4,449,231	1,794,992	1,029,629

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	18,542,494	188,770,179	115,297,206

Futures	—	657,606	—

Net realized and unrealized gain	374,843,879	493,297,735	374,851,162

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$372,400,952	$501,996,841	$380,679,108

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Small Cap Growth Insights	$150,714	$59,775	$—	$40,529	$96,458	$12,752	$78,457	$—	$506,694	$54,966	$12,969	$3,435
Small Cap Value Insights	349,501	51,554	—	102,417	223,683	10,998	127,918	—	553,005	79,207	32,774	12,485
U.S. Equity Insights	883,418	134,049	16,437	132,259	565,393	28,598	120,289	2,630	177,303	3,615	42,323	89,479

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets

	Large Cap Growth Insights Fund		Large Cap Value Insights Fund
	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2020
From operations:

Net investment income	$670,404	$4,489,435	$4,444,971	$5,728,297

Net realized gain (loss)	505,708,986	177,754,693	93,826,050	(22,848,210)

Net change in unrealized gain (loss)	180,816,034	209,201,275	36,195,508	(18,638,685)

Net increase (decrease) in net assets resulting from operations	687,195,424	391,445,403	134,466,529	(35,758,598)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(27,425,346)	(11,437,017)	(676,736)	(721,696)

Class C Shares	(4,743,046)	(1,652,223)	(44,821)	(57,654)

Institutional Shares	(73,425,541)	(30,583,438)	(1,641,866)	(1,709,480)

Service Shares	(4,697,947)	(1,907,093)	(64,814)	(72,282)

Investor Shares	(31,566,895)	(16,644,105)	(1,222,900)	(1,570,378)

Class R6 Shares	(34,402,556)	(12,792,716)	(1,203,585)	(1,156,248)

Class R Shares	(2,831,396)	(1,215,415)	(54,226)	(52,688)

Class P Shares	(5,886,489)	(2,075,071)	(619,341)	(534,539)

Total distributions to shareholders	(184,979,216)	(78,307,078)	(5,528,289)	(5,874,965)

From share transactions:

Proceeds from sales of shares	364,468,504	499,794,164	79,433,361	87,609,068
Reinvestment of distributions	164,888,599	69,749,290	5,295,179	5,573,203
Cost of shares redeemed	(931,130,685)	(949,944,612)	(117,460,596)	(184,044,568)

Net decrease in net assets resulting from share transactions	(401,773,582)	(380,401,158)	(32,732,056)	(90,862,297)

TOTAL INCREASE (DECREASE)	100,442,626	(67,262,833)	96,206,184	(132,495,860)

Net assets:

Beginning of year	1,885,641,003	1,952,903,836	320,565,546	453,061,406

End of year	$1,986,083,629	$1,885,641,003	$416,771,730	$320,565,546

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets (continued)

	Small Cap Equity Insights Fund		Small Cap Growth Insights Fund
	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2020
From operations:

Net investment income (loss)	$1,126,927	$1,749,181	$(2,442,927)	$(2,295,043)

Net realized gain (loss)	159,963,606	(14,794,581)	356,301,385	36,421,785

Net change in unrealized gain (loss)	86,727,159	(58,419,249)	18,542,494	(35,327,101)

Net increase (decrease) in net assets resulting from operations	247,817,692	(71,464,649)	372,400,952	(1,200,359)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(72,203)	(108,619)	(2,093,905)	(1,157,729)

Class C Shares	—	—	(366,093)	(152,869)

Institutional Shares	(946,817)	(1,626,736)	(6,793,298)	(3,974,277)

Service Shares	(5,076)	(3,071)	—	—

Investor Shares	(295,176)	(374,689)	(18,616,142)	(5,138,376)

Class R6 Shares	(765,740)	(850,889)	(7,408,415)	(3,615,584)

Class R Shares	(3,581)	—	(351,853)	(284,681)

Class P Shares	(568,617)	(596,984)	(361,013)	(145,698)

Total distributions to shareholders	(2,657,210)	(3,560,988)	(35,990,719)	(14,469,214)

From share transactions:

Proceeds from sales of shares	189,597,209	198,765,373	247,305,099	346,717,657
Reinvestment of distributions	2,591,640	3,490,560	34,839,289	14,049,097
Cost of shares redeemed	(372,114,225)	(288,552,551)	(1,188,950,492)	(524,576,347)

Net decrease in net assets resulting from share transactions	(179,925,376)	(86,296,618)	(906,806,104)	(163,809,593)

TOTAL INCREASE (DECREASE)	65,235,106	(161,322,255)	(570,395,871)	(179,479,166)

Net assets:

Beginning of year	544,369,161	705,691,416	981,596,159	1,161,075,325

End of year	$609,604,267	$544,369,161	$411,200,288	$981,596,159

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets (continued)

	Small Cap Value Insights Fund		U.S. Equity Insights Fund
	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2020
From operations:

Net investment income	$8,699,106	$5,366,292	$5,827,946	$7,298,698

Net realized gain (loss)	303,869,950	(18,542,675)	259,553,956	43,632,595

Net change in unrealized gain (loss)	189,427,785	(59,829,002)	115,297,206	36,827,652

Net increase (decrease) in net assets resulting from operations	501,996,841	(73,005,385)	380,679,108	87,758,945

Distributions to shareholders:

From distributable earnings:

Class A Shares	(785,368)	(827,588)	(13,719,487)	(4,157,727)

Class C Shares	(24,825)	(32,365)	(762,606)	(140,002)

Institutional Shares	(1,852,902)	(1,458,393)	(12,408,988)	(4,700,529)

Service Shares	—	—	(254,428)	(95,840)

Investor Shares	(2,781,222)	(694,092)	(4,441,328)	(1,879,914)

Class R6 Shares	(1,592,174)	(897,586)	(431,144)	(169,754)

Class R Shares	(118,456)	(61,450)	(1,852,525)	(507,892)

Class P Shares	(273,740)	(358,606)	(12,331,032)	(4,032,946)

Total distributions to shareholders	(7,428,687)	(4,330,080)	(46,201,538)	(15,684,604)

From share transactions:

Proceeds from sales of shares	449,592,114	543,633,517	138,787,492	166,576,705

Reinvestment of distributions	7,237,135	4,217,944	45,365,118	15,415,026

Cost of shares redeemed	(440,679,567)	(270,076,116)	(252,334,903)	(314,438,554)

Net increase (decrease) in net assets resulting from share transactions	16,149,682	277,775,345	(68,182,293)	(132,446,823)

TOTAL INCREASE (DECREASE)	510,717,836	200,439,880	266,295,277	(60,372,482)

Net assets:

Beginning of year	768,728,633	568,288,753	956,185,227	1,016,557,709

End of year	$1,279,446,469	$768,728,633	$1,222,480,504	$956,185,227

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Growth Insights Fund
	Class A Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$37.63	$31.54	$31.05	$30.36	$23.44

Net investment income (loss)(a)	(0.09)	— (b)	0.10	0.10	0.10

Net realized and unrealized gain	15.02	7.31	3.00	1.96	6.93

Total from investment operations	14.93	7.31	3.10	2.06	7.03

Distributions to shareholders from net investment income	—	(0.10)	(0.09)	(0.08)	(0.11)

Distributions to shareholders from net realized gains	(3.80)	(1.12)	(2.52)	(1.29)	—

Total distributions	(3.80)	(1.22)	(2.61)	(1.37)	(0.11)

Net asset value, end of period	$48.76	$37.63	$31.54	$31.05	$30.36

Total Return(c)	42.69%	23.84%	11.28%	6.95%	30.11%

Net assets, end of period (in 000’s)	$336,453	$286,777	$301,506	$317,418	$316,689

Ratio of net expenses to average net assets	0.91%	0.92%	0.93%	0.92%	0.95%

Ratio of total expenses to average net assets	0.94%	0.95%	0.97%	0.95%	1.10%

Ratio of net investment income (loss) to average net assets	(0.21)%	(0.01)%	0.33%	0.32%	0.38%

Portfolio turnover rate(d)	214%	218%	192%	188%	196%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Growth Insights Fund
	Class C Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$32.87	$27.79	$27.78	$27.42	$21.23

Net investment loss(a)	(0.35)	(0.23)	(0.10)	(0.12)	(0.09)

Net realized and unrealized gain	12.92	6.43	2.63	1.77	6.28

Total from investment operations	12.57	6.20	2.53	1.65	6.19

Distributions to shareholders from net realized gains	(3.80)	(1.12)	(2.52)	(1.29)	—

Net asset value, end of period	$41.64	$32.87	$27.79	$27.78	$27.42

Total Return(b)	41.59%	22.97%	10.42%	6.18%	29.16%

Net assets, end of period (in 000’s)	$47,078	$41,838	$42,004	$56,046	$63,500

Ratio of net expenses to average net assets	1.66%	1.67%	1.68%	1.67%	1.70%

Ratio of total expenses to average net assets	1.69%	1.70%	1.72%	1.70%	1.85%

Ratio of net investment loss to average net assets	(0.96)%	(0.76)%	(0.40)%	(0.42)%	(0.37)%

Portfolio turnover rate(c)	214%	218%	192%	188%	196%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Growth Insights Fund
	Institutional Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$39.16	$32.77	$32.17	$31.39	$24.21

Net investment income(a)	0.07	0.13	0.23	0.23	0.22

Net realized and unrealized gain	15.66	7.61	3.09	2.02	7.15

Total from investment operations	15.73	7.74	3.32	2.25	7.37

Distributions to shareholders from net investment income	(0.11)	(0.23)	(0.20)	(0.18)	(0.19)

Distributions to shareholders from net realized gains	(3.80)	(1.12)	(2.52)	(1.29)	—

Total distributions	(3.91)	(1.35)	(2.72)	(1.47)	(0.19)

Net asset value, end of period	$50.98	$39.16	$32.77	$32.17	$31.39

Total Return(b)	43.18%	24.33%	11.70%	7.38%	30.63%

Net assets, end of period (in 000’s)	$893,602	$741,893	$760,316	$806,091	$897,009

Ratio of net expenses to average net assets	0.54%	0.54%	0.54%	0.53%	0.56%

Ratio of total expenses to average net assets	0.57%	0.58%	0.58%	0.56%	0.70%

Ratio of net investment income to average net assets	0.16%	0.36%	0.72%	0.71%	0.78%

Portfolio turnover rate(c)	214%	218%	192%	188%	196%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Growth Insights Fund
	Service Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$36.98	$31.02	$30.53	$29.94	$23.15

Net investment income (loss)(a)	(0.14)	(0.05)	0.07	0.07	0.04

Net realized and unrealized gain	14.73	7.20	2.95	1.92	6.88

Total from investment operations	14.59	7.15	3.02	1.99	6.92

Distributions to shareholders from net investment income	—	(0.07)	(0.01)	(0.11)	(0.13)

Distributions to shareholders from net realized gains	(3.80)	(1.12)	(2.52)	(1.29)	—

Total distributions	(3.80)	(1.19)	(2.53)	(1.40)	(0.13)

Net asset value, end of period	$47.77	$36.98	$31.02	$30.53	$29.94

Total Return(b)	42.50%	23.68%	11.15%	6.82%	30.04%

Net assets, end of period (in 000’s)	$34,280	$47,346	$50,445	$53,347	$67,450

Ratio of net expenses to average net assets	1.04%	1.04%	1.04%	1.03%	1.05%

Ratio of total expenses to average net assets	1.07%	1.08%	1.08%	1.06%	1.19%

Ratio of net investment income (loss) to average net assets	(0.34)%	(0.13)%	0.22%	0.21%	0.17%

Portfolio turnover rate(c)	214%	218%	192%	188%	196%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Growth Insights Fund
	Investor Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$37.12	$31.13	$30.69	$30.03	$23.19

Net investment income(a)	0.02	0.09	0.17	0.18	0.16

Net realized and unrealized gain	14.80	7.21	2.95	1.93	6.86

Total from investment operations	14.82	7.30	3.12	2.11	7.02

Distributions to shareholders from net investment income	(0.07)	(0.19)	(0.16)	(0.16)	(0.18)

Distributions to shareholders from net realized gains	(3.80)	(1.12)	(2.52)	(1.29)	—

Total distributions	(3.87)	(1.31)	(2.68)	(1.45)	(0.18)

Net asset value, end of period	$48.07	$37.12	$31.13	$30.69	$30.03

Total Return(b)	43.03%	24.17%	11.56%	7.23%	30.43%

Net assets, end of period (in 000’s)	$271,096	$308,107	$401,677	$415,757	$365,836

Ratio of net expenses to average net assets	0.66%	0.67%	0.68%	0.67%	0.70%

Ratio of total expenses to average net assets	0.69%	0.70%	0.72%	0.70%	0.84%

Ratio of net investment income to average net assets	0.04%	0.26%	0.58%	0.56%	0.59%

Portfolio turnover rate(c)	214%	218%	192%	188%	196%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Growth Insights Fund
	Class R6 Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$39.14	$32.75	$32.15	$31.38	$24.21

Net investment income(a)	0.08	0.13	0.23	0.24	0.21

Net realized and unrealized gain	15.65	7.61	3.10	2.01	7.16

Total from investment operations	15.73	7.74	3.33	2.25	7.37

Distributions to shareholders from net investment income	(0.12)	(0.23)	(0.21)	(0.19)	(0.20)

Distributions to shareholders from net realized gains	(3.80)	(1.12)	(2.52)	(1.29)	—

Total distributions	(3.92)	(1.35)	(2.73)	(1.48)	(0.20)

Net asset value, end of period	$50.95	$39.14	$32.75	$32.15	$31.38

Total Return(b)	43.19%	24.36%	11.72%	7.37%	30.64%

Net assets, end of period (in 000’s)	$295,157	$373,079	$313,461	$344,129	$133,877

Ratio of net expenses to average net assets	0.53%	0.53%	0.53%	0.52%	0.54%

Ratio of total expenses to average net assets	0.56%	0.57%	0.57%	0.55%	0.67%

Ratio of net investment income to average net assets	0.17%	0.36%	0.75%	0.71%	0.74%

Portfolio turnover rate(c)	214%	218%	192%	188%	196%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Growth Insights Fund
	Class R Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$36.58	$30.73	$30.30	$29.67	$22.93

Net investment income (loss)(a)	(0.19)	(0.08)	0.02	0.02	0.04

Net realized and unrealized gain	14.55	7.12	2.93	1.92	6.78

Total from investment operations	14.36	7.04	2.95	1.94	6.82

Distributions to shareholders from net investment income	—	(0.07)	—	(0.02)	(0.08)

Distributions to shareholders from net realized gains	(3.80)	(1.12)	(2.52)	(1.29)	—

Total distributions	(3.80)	(1.19)	(2.52)	(1.31)	(0.08)

Net asset value, end of period	$47.14	$36.58	$30.73	$30.30	$29.67

Total Return(b)	42.33%	23.55%	10.98%	6.69%	29.81%

Net assets, end of period (in 000’s)	$30,111	$27,314	$34,397	$25,893	$29,734

Ratio of net expenses to average net assets	1.16%	1.17%	1.18%	1.17%	1.20%

Ratio of total expenses to average net assets	1.19%	1.20%	1.22%	1.20%	1.35%

Ratio of net investment income (loss) to average net assets	(0.46)%	(0.25)%	0.05%	0.08%	0.14%

Portfolio turnover rate(c)	214%	218%	192%	188%	196%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Growth Insights Fund
	Class P Shares
	Year Ended October 31,			Period Ended October 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$39.12	$32.74	$32.15	$32.07

Net investment income(b)	0.07	0.13	0.22	0.12

Net realized and unrealized gain (loss)	15.66	7.61	3.10	(0.04)

Total from investment operations	15.73	7.74	3.32	0.08

Distributions to shareholders from net investment income	(0.12)	(0.24)	(0.21)	—

Distributions to shareholders from net realized gains	(3.80)	(1.12)	(2.52)	—

Total distributions	(3.92)	(1.36)	(2.73)	—

Net asset value, end of period	$50.93	$39.12	$32.74	$32.15

Total Return(c)	43.21%	24.34%	11.71%	0.25%

Net assets, end of period (in 000’s)	$78,307	$59,286	$49,099	$39,938

Ratio of net expenses to average net assets	0.53%	0.53%	0.53%	0.52	%(d)

Ratio of total expenses to average net assets	0.56%	0.57%	0.57%	0.56	%(d)

Ratio of net investment income to average net assets	0.17%	0.36%	0.71%	0.66	%(d)

Portfolio turnover rate(e)	214%	218%	192%	188%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Insights Fund
	Class A Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$19.23	$21.27	$21.59	$21.01	$17.27

Net investment income(a)	0.22 (b)	0.25	0.28	0.25	0.27

Net realized and unrealized gain (loss)	7.98	(2.03)	0.75	0.56	3.77

Total from investment operations	8.20	(1.78)	1.03	0.81	4.04

Distributions to shareholders from net investment income	(0.28)	(0.26)	(0.29)	(0.23)	(0.30)

Distributions to shareholders from net realized gains	—	—	(1.06)	—	—

Total distributions	(0.28)	(0.26)	(1.35)	(0.23)	(0.30)

Net asset value, end of year	$27.15	$19.23	$21.27	$21.59	$21.01

Total Return(c)	42.87%	(8.34)%	5.30%	3.82%	23.51%

Net assets, end of year (in 000’s)	$62,575	$47,125	$65,556	$62,349	$63,848

Ratio of net expenses to average net assets	0.93%	0.94%	0.95%	0.95%	0.96%

Ratio of total expenses to average net assets	1.03%	1.05%	1.07%	1.03%	1.10%

Ratio of net investment income to average net assets	0.87%	1.26%	1.36%	1.13%	1.37%

Portfolio turnover rate(d)	215%	212%	225%	202%	208%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.09% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Insights Fund
	Class C Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$19.05	$21.06	$21.39	$20.82	$17.12

Net investment income(a)	0.04 (b)	0.10	0.12	0.08	0.11

Net realized and unrealized gain (loss)	7.91	(2.01)	0.75	0.55	3.75

Total from investment operations	7.95	(1.91)	0.87	0.63	3.86

Distributions to shareholders from net investment income	(0.10)	(0.10)	(0.14)	(0.06)	(0.16)

Distributions to shareholders from net realized gains	—	—	(1.06)	—	—

Total distributions	(0.10)	(0.10)	(1.20)	(0.06)	(0.16)

Net asset value, end of year	$26.90	$19.05	$21.06	$21.39	$20.82

Total Return(c)	41.85%	(9.02)%	4.53%	3.00%	22.59%

Net assets, end of year (in 000’s)	$10,713	$8,773	$12,694	$10,058	$10,601

Ratio of net expenses to average net assets	1.68%	1.69%	1.70%	1.70%	1.71%

Ratio of total expenses to average net assets	1.78%	1.80%	1.82%	1.78%	1.85%

Ratio of net investment income to average net assets	0.16%	0.52%	0.61%	0.37%	0.59%

Portfolio turnover rate(d)	215%	212%	225%	202%	208%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.09% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Insights Fund
	Institutional Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$19.20	$21.24	$21.57	$20.99	$17.25

Net investment income(a)	0.31 (b)	0.33	0.36	0.33	0.35

Net realized and unrealized gain (loss)	7.97	(2.04)	0.74	0.56	3.77

Total from investment operations	8.28	(1.71)	1.10	0.89	4.12

Distributions to shareholders from net investment income	(0.37)	(0.33)	(0.37)	(0.31)	(0.38)

Distributions to shareholders from net realized gains	—	—	(1.06)	—	—

Total distributions	(0.37)	(0.33)	(1.43)	(0.31)	(0.38)

Net asset value, end of year	$27.11	$19.20	$21.24	$21.57	$20.99

Total Return(c)	43.40%	(7.98)%	5.68%	4.22%	24.02%

Net assets, end of year (in 000’s)	$114,706	$88,472	$120,417	$122,587	$261,684

Ratio of net expenses to average net assets	0.56%	0.56%	0.57%	0.56%	0.56%

Ratio of total expenses to average net assets	0.66%	0.67%	0.68%	0.64%	0.70%

Ratio of net investment income to average net assets	1.26%	1.64%	1.74%	1.52%	1.78%

Portfolio turnover rate(d)	215%	212%	225%	202%	208%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.09% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Insights Fund
	Service Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$19.32	$21.36	$21.67	$21.09	$17.34

Net investment income(a)	0.19 (b)	0.23	0.27	0.22	0.25

Net realized and unrealized gain (loss)	8.02	(2.04)	0.75	0.56	3.79

Total from investment operations	8.21	(1.81)	1.02	0.78	4.04

Distributions to shareholders from net investment income	(0.25)	(0.23)	(0.27)	(0.20)	(0.29)

Distributions to shareholders from net realized gains	—	—	(1.06)	—	—

Total distributions	(0.25)	(0.23)	(1.33)	(0.20)	(0.29)

Net asset value, end of year	$27.28	$19.32	$21.36	$21.67	$21.09

Total Return(c)	42.68%	(8.44)%	5.19%	3.70%	23.37%

Net assets, end of year (in 000’s)	$6,769	$5,230	$7,554	$10,199	$8,403

Ratio of net expenses to average net assets	1.06%	1.06%	1.07%	1.06%	1.06%

Ratio of total expenses to average net assets	1.16%	1.17%	1.18%	1.14%	1.20%

Ratio of net investment income to average net assets	0.76%	1.13%	1.28%	1.00%	1.28%

Portfolio turnover rate(d)	215%	212%	225%	202%	208%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.09% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Insights Fund
	Investor Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$19.15	$21.18	$21.51	$20.94	$17.22

Net investment income(a)	0.28 (b)	0.31	0.32	0.29	0.34

Net realized and unrealized gain (loss)	7.95	(2.03)	0.76	0.57	3.74

Total from investment operations	8.23	(1.72)	1.08	0.86	4.08

Distributions to shareholders from net investment income	(0.34)	(0.31)	(0.35)	(0.29)	(0.36)

Distributions to shareholders from net realized gains	—	—	(1.06)	—	—

Total distributions	(0.34)	(0.31)	(1.41)	(0.29)	(0.36)

Net asset value, end of year	$27.04	$19.15	$21.18	$21.51	$20.94

Total Return(c)	43.24%	(8.09)%	5.55%	4.07%	23.79%

Net assets, end of year (in 000’s)	$91,133	$70,302	$134,069	$84,895	$29,871

Ratio of net expenses to average net assets	0.68%	0.69%	0.70%	0.70%	0.71%

Ratio of total expenses to average net assets	0.78%	0.80%	0.82%	0.78%	0.84%

Ratio of net investment income to average net assets	1.13%	1.54%	1.58%	1.33%	1.70%

Portfolio turnover rate(d)	215%	212%	225%	202%	208%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.09% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Insights Fund
	Class R6 Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$19.20	$21.24	$21.56	$20.99	$17.25

Net investment income(a)	0.31 (b)	0.32	0.40	0.33	0.36

Net realized and unrealized gain (loss)	7.98	(2.02)	0.72	0.55	3.77

Total from investment operations	8.29	(1.70)	1.12	0.88	4.13

Distributions to shareholders from net investment income	(0.38)	(0.34)	(0.38)	(0.31)	(0.39)

Distributions to shareholders from net realized gains	—	—	(1.06)	—	—

Total distributions	(0.38)	(0.34)	(1.44)	(0.31)	(0.39)

Net asset value, end of year	$27.11	$19.20	$21.24	$21.56	$20.99

Total Return(c)	43.42%	(7.97)%	5.73%	4.19%	24.05%

Net assets, end of year (in 000’s)	$79,348	$65,692	$73,981	$149,225	$75

Ratio of net expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%

Ratio of total expenses to average net assets	0.65%	0.66%	0.66%	0.62%	0.67%

Ratio of net investment income to average net assets	1.26%	1.63%	1.84%	1.47%	1.81%

Portfolio turnover rate(d)	215%	212%	225%	202%	208%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.09% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Insights Fund
	Class R Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$19.09	$21.12	$21.45	$20.88	$17.18

Net investment income(a)	0.16 (b)	0.19	0.23	0.19	0.24

Net realized and unrealized gain (loss)	7.93	(2.01)	0.74	0.56	3.73

Total from investment operations	8.09	(1.82)	0.97	0.75	3.97

Distributions to shareholders from net investment income	(0.22)	(0.21)	(0.24)	(0.18)	(0.27)

Distributions to shareholders from net realized gains	—	—	(1.06)	—	—

Total distributions	(0.22)	(0.21)	(1.30)	(0.18)	(0.27)

Net asset value, end of year	$26.96	$19.09	$21.12	$21.45	$20.88

Total Return(c)	42.57%	(8.58)%	5.01%	3.56%	23.19%

Net assets, end of year (in 000’s)	$5,450	$4,885	$5,189	$5,651	$5,240

Ratio of net expenses to average net assets	1.18%	1.19%	1.20%	1.20%	1.21%

Ratio of total expenses to average net assets	1.28%	1.30%	1.32%	1.28%	1.34%

Ratio of net investment income to average net assets	0.64%	0.99%	1.12%	0.88%	1.22%

Portfolio turnover rate(d)	215%	212%	225%	202%	208%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.09% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Value Insights Fund
	Class P Shares
	Year Ended October 31,			Period Ended October 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$19.19	$21.23	$21.55	$21.87

Net investment income(b)	0.30 (c)	0.32	0.36	0.17

Net realized and unrealized gain (loss)	7.99	(2.02)	0.76	(0.33)

Total from investment operations	8.29	(1.70)	1.12	(0.16)

Distributions to shareholders from net investment income	(0.38)	(0.34)	(0.38)	(0.16)

Distributions to shareholders from net realized gains	—	—	(1.06)	—

Total distributions	(0.38)	(0.34)	(1.44)	(0.16)

Net asset value, end of period	$27.10	$19.19	$21.23	$21.55

Total Return(d)	43.44%	(7.97)%	5.74%	(0.77)%

Net assets, end of period (in 000’s)	$46,078	$30,086	$33,601	$27,967

Ratio of net expenses to average net assets	0.55%	0.55%	0.56%	0.55	%(e)

Ratio of total expenses to average net assets	0.65%	0.66%	0.67%	0.65	%(e)

Ratio of net investment income to average net assets	1.23%	1.63%	1.75%	1.38	%(e)

Portfolio turnover rate(f)	215%	212%	225%	202%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.09% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund
	Class A Shares
	Year Ended October 31,
	2021	2020	2019	2018		2017
Per Share Data

Net asset value, beginning of year	$22.96	$25.62	$25.74	$24.77		$19.73

Net investment income (loss)(a)	(0.04)	(0.01)	0.05	0.01	(b)	0.04

Net realized and unrealized gain (loss)	12.48	(2.60)	1.23	0.96		5.06

Total from investment operations	12.44	(2.61)	1.28	0.97		5.10

Distributions to shareholders from net investment income	(0.05)	(0.05)	—	—		(0.06)

Distributions to shareholders from net realized gains	—	—	(1.40)	—		—

Total distributions	(0.05)	(0.05)	(1.40)	—		(0.06)

Net asset value, end of year	$35.35	$22.96	$25.62	$25.74		$24.77

Total Return(c)	54.23%	(10.18)%	5.64%	3.92%		25.87%

Net assets, end of year (in 000’s)	$44,195	$34,071	$53,503	$55,472		$41,945

Ratio of net expenses to average net assets	1.21%	1.22%	1.23%	1.23%		1.24%

Ratio of total expenses to average net assets	1.29%	1.30%	1.34%	1.31%		1.43%

Ratio of net investment income (loss) to average net assets	(0.13)%	(0.02)%	0.19%	0.04	%(b)	0.16%

Portfolio turnover rate(d)	165%	141%	140%	111%		137%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund
	Class C Shares
	Year Ended October 31,
	2021	2020	2019	2018		2017
Per Share Data

Net asset value, beginning of year	$19.39	$21.75	$22.23	$21.56		$17.25

Net investment loss(a)	(0.24)	(0.15)	(0.12)	(0.17	)(b)	(0.11)

Net realized and unrealized gain (loss)	10.52	(2.21)	1.04	0.84		4.42

Total from investment operations	10.28	(2.36)	0.92	0.67		4.31

Distributions to shareholders from net realized gains	—	—	(1.40)	—		—

Net asset value, end of year	$29.67	$19.39	$21.75	$22.23		$21.56

Total Return(c)	53.02%	(10.82)%	4.86%	3.16%		24.93%

Net assets, end of year (in 000’s)	$7,503	$5,951	$7,785	$7,139		$9,439

Ratio of net expenses to average net assets	1.96%	1.97%	1.98%	1.98%		1.99%

Ratio of total expenses to average net assets	2.04%	2.05%	2.09%	2.06%		2.18%

Ratio of net investment loss to average net assets	(0.88)%	(0.78)%	(0.57)%	(0.72	)%(b)	(0.56)%

Portfolio turnover rate(d)	165%	141%	140%	111%		137%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund
	Institutional Shares
	Year Ended October 31,
	2021	2020	2019	2018		2017
Per Share Data

Net asset value, beginning of year	$23.98	$26.74	$26.77	$25.73		$20.47

Net investment income(a)	0.09	0.08	0.14	0.12	(b)	0.13

Net realized and unrealized gain (loss)	13.00	(2.69)	1.29	0.99		5.27

Total from investment operations	13.09	(2.61)	1.43	1.11		5.40

Distributions to shareholders from net investment income	(0.15)	(0.15)	(0.06)	(0.07)		(0.14)

Distributions to shareholders from net realized gains	—	—	(1.40)	—		—

Total distributions	(0.15)	(0.15)	(1.46)	(0.07)		(0.14)

Net asset value, end of year	$36.92	$23.98	$26.74	$26.77		$25.73

Total Return(c)	54.73%	(9.82)%	6.03%	4.32%		26.44%

Net assets, end of year (in 000’s)	$226,678	$216,274	$290,652	$212,229		$231,226

Ratio of net expenses to average net assets	0.84%	0.84%	0.85%	0.84%		0.84%

Ratio of total expenses to average net assets	0.93%	0.92%	0.96%	0.93%		1.03%

Ratio of net investment income to average net assets	0.28%	0.34%	0.54%	0.43	%(b)	0.56%

Portfolio turnover rate(d)	165%	141%	140%	111%		137%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund
	Service Shares
	Year Ended October 31,
	2021	2020	2019	2018		2017
Per Share Data

Net asset value, beginning of year	$22.55	$25.17	$25.34	$24.41		$19.44

Net investment income (loss)(a)	(0.08)	(0.03)	0.01	(0.02	)(b)	0.01

Net realized and unrealized gain (loss)	12.25	(2.56)	1.22	0.95		5.00

Total from investment operations	12.17	(2.59)	1.23	0.93		5.01

Distributions to shareholders from net investment income	(0.04)	(0.03)	—	—		(0.04)

Distributions to shareholders from net realized gains	—	—	(1.40)	—		—

Total distributions	(0.04)	(0.03)	(1.40)	—		(0.04)

Net asset value, end of year	$34.68	$22.55	$25.17	$25.34		$24.41

Total Return(c)	54.06%	(10.29)%	5.52%	3.81%		25.77%

Net assets, end of year (in 000’s)	$3,701	$2,867	$3,141	$2,031		$769

Ratio of net expenses to average net assets	1.34%	1.34%	1.35%	1.34%		1.34%

Ratio of total expenses to average net assets	1.43%	1.42%	1.45%	1.42%		1.53%

Ratio of net investment income (loss) to average net assets	(0.26)%	(0.15)%	0.04%	(0.06	)%(b)	0.06%

Portfolio turnover rate(d)	165%	141%	140%	111%		137%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund
	Investor Shares
	Year Ended October 31,
	2021	2020	2019	2018		2017
Per Share Data

Net asset value, beginning of year	$22.85	$25.50	$25.62	$24.61		$19.61

Net investment income(a)	0.05	0.05	0.09	0.08	(b)	0.14

Net realized and unrealized gain (loss)	12.40	(2.58)	1.24	0.95		4.99

Total from investment operations	12.45	(2.53)	1.33	1.03		5.13

Distributions to shareholders from net investment income	(0.12)	(0.12)	(0.05)	(0.02)		(0.13)

Distributions to shareholders from net realized gains	—	—	(1.40)	—		—

Total distributions	(0.12)	(0.12)	(1.45)	(0.02)		(0.13)

Net asset value, end of year	$35.18	$22.85	$25.50	$25.62		$24.61

Total Return(c)	54.61%	(9.95)%	5.90%	4.19%		26.22%

Net assets, end of year (in 000’s)	$66,963	$64,724	$74,881	$44,984		$2,684

Ratio of net expenses to average net assets	0.96%	0.97%	0.99%	0.98%		0.99%

Ratio of total expenses to average net assets	1.05%	1.05%	1.09%	1.06%		1.17%

Ratio of net investment income to average net assets	0.15%	0.22%	0.40%	0.31	%(b)	0.60%

Portfolio turnover rate(d)	165%	141%	140%	111%		137%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund
	Class R6 Shares
	Year Ended October 31,
	2021	2020	2019	2018		2017
Per Share Data

Net asset value, beginning of year	$23.98	$26.74	$26.77	$25.73		$20.47

Net investment income(a)	0.11	0.09	0.16	0.13	(b)	0.11

Net realized and unrealized gain (loss)	13.00	(2.70)	1.27	0.99		5.29

Total from investment operations	13.11	(2.61)	1.43	1.12		5.40

Distributions to shareholders from net investment income	(0.16)	(0.15)	(0.06)	(0.08)		(0.14)

Distributions to shareholders from net realized gains	—	—	(1.40)	—		—

Total distributions	(0.16)	(0.15)	(1.46)	(0.08)		(0.14)

Net asset value, end of year	$36.93	$23.98	$26.74	$26.77		$25.73

Total Return(c)	54.82%	(9.81)%	6.05%	4.35%		26.45%

Net assets, end of year (in 000’s)	$100,558	$119,496	$153,129	$173,112		$337

Ratio of net expenses to average net assets	0.83%	0.83%	0.84%	0.83%		0.83%

Ratio of total expenses to average net assets	0.91%	0.91%	0.94%	0.89%		1.02%

Ratio of net investment income to average net assets	0.34%	0.36%	0.63%	0.45	%(b)	0.47%

Portfolio turnover rate(d)	165%	141%	140%	111%		137%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund
	Class R Shares
	Year Ended October 31,
	2021	2020	2019	2018		2017
Per Share Data

Net asset value, beginning of year	$22.36	$24.96	$25.18	$24.29		$19.36

Net investment loss(a)	(0.11)	(0.06)	(0.02)	(0.06	)(b)	(0.02)

Net realized and unrealized gain (loss)	12.15	(2.54)	1.20	0.95		4.98

Total from investment operations	12.04	(2.60)	1.18	0.89		4.96

Distributions to shareholders from net investment income	(0.01)	—	—	—		(0.03)

Distributions to shareholders from net realized gains	—	—	(1.40)	—		—

Total distributions	(0.01)	—	(1.40)	—		(0.03)

Net asset value, end of year	$34.39	$22.36	$24.96	$25.18		$24.29

Total Return(c)	53.83%	(10.39)%	5.35%	3.66%		25.60%

Net assets, end of year (in 000’s)	$15,767	$13,817	$16,562	$14,625		$15,284

Ratio of net expenses to average net assets	1.46%	1.47%	1.48%	1.48%		1.49%

Ratio of total expenses to average net assets	1.54%	1.55%	1.59%	1.56%		1.68%

Ratio of net investment loss to average net assets	(0.36)%	(0.28)%	(0.08)%	(0.22	)%(b)	(0.10)%

Portfolio turnover rate(d)	165%	141%	140%	111%		137%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Equity Insights Fund
	Class P Shares
	Year Ended October 31,			Period Ended October 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$23.98	$26.74	$26.77	$27.21

Net investment income(b)	0.08	0.09	0.13	0.08	(c)

Net realized and unrealized gain (loss)	13.02	(2.70)	1.30	(0.52)

Total from investment operations	13.10	(2.61)	1.43	(0.44)

Distributions to shareholders from net investment income	(0.16)	(0.15)	(0.06)	—

Distributions to shareholders from net realized gains	—	—	(1.40)	—

Total distributions	(0.16)	(0.15)	(1.46)	—

Net asset value, end of period	$36.92	$23.98	$26.74	$26.77

Total Return(d)	54.78%	(9.81)%	6.06%	(1.62)%

Net assets, end of period (in 000’s)	$144,239	$87,170	$106,039	$66,823

Ratio of net expenses to average net assets	0.83%	0.83%	0.84%	0.83	%(e)

Ratio of total expenses to average net assets	0.92%	0.91%	0.94%	0.92	%(e)

Ratio of net investment income to average net assets	0.23%	0.36%	0.53%	0.48	%(c)(e)

Portfolio turnover rate(f)	165%	141%	140%	111%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Growth Insights Fund
	Class A Shares
	Year Ended October 31,
	2021	2020	2019	2018		2017
Per Share Data

Net asset value, beginning of period	$34.29	$35.08	$37.25	$36.71		$28.34

Net investment loss(a)	(0.28)	(0.17)	(0.12)	(0.13	)(b)	(0.07)

Net realized and unrealized gain (loss)	14.62	(0.13)	1.76	2.20		8.44

Total from investment operations	14.34	(0.30)	1.64	2.07		8.37

Distributions to shareholders from net investment income	(0.04)	— (c)	—	—		—

Distributions to shareholders from net realized gains	(1.41)	(0.49)	(3.81)	(1.53)		—

Total distributions	(1.45)	(0.49)	(3.81)	(1.53)		—

Net asset value, end of period	$47.18	$34.29	$35.08	$37.25		$36.71

Total Return(d)	42.51%	(0.95)%	5.65%	5.87%		29.53%

Net assets, end of period (in 000’s)	$59,166	$50,865	$84,557	$88,316		$77,969

Ratio of net expenses to average net assets	1.21%	1.22%	1.24%	1.22%		1.22%

Ratio of total expenses to average net assets	1.33%	1.30%	1.32%	1.32%		1.40%

Ratio of net investment loss to average net assets	(0.64)%	(0.51)%	(0.36)%	(0.35	)%(b)	(0.21)%

Portfolio turnover rate(e)	170%	144%	140%	127%		136%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Growth Insights Fund
	Class C Shares
	Year Ended October 31,
	2021	2020	2019	2018		2017
Per Share Data

Net asset value, beginning of period	$25.26	$26.16	$28.98	$29.12		$22.64

Net investment loss(a)	(0.45)	(0.31)	(0.28)	(0.33	)(b)	(0.25)

Net realized and unrealized gain (loss)	10.70	(0.10)	1.27	1.72		6.73

Total from investment operations	10.25	(0.41)	0.99	1.39		6.48

Distributions to shareholders from net investment income	(0.04)	— (c)	—	—		—

Distributions to shareholders from net realized gains	(1.41)	(0.49)	(3.81)	(1.53)		—

Total distributions	(1.45)	(0.49)	(3.81)	(1.53)		—

Net asset value, end of period	$34.06	$25.26	$26.16	$28.98		$29.12

Total Return(d)	41.47%	(1.70)%	4.92%	5.03%		28.62%

Net assets, end of period (in 000’s)	$7,866	$6,439	$8,303	$8,179		$9,852

Ratio of net expenses to average net assets	1.96%	1.97%	1.99%	1.97%		1.97%

Ratio of total expenses to average net assets	2.08%	2.05%	2.07%	2.07%		2.15%

Ratio of net investment loss to average net assets	(1.39)%	(1.26)%	(1.11)%	(1.09	)%(b)	(0.95)%

Portfolio turnover rate(e)	170%	144%	140%	127%		136%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Growth Insights Fund
	Institutional Shares
	Year Ended October 31,
	2021	2020	2019	2018		2017
Per Share Data

Net asset value, beginning of period	$41.22	$41.92	$43.56	$42.53		$32.76

Net investment income (loss)(a)	(0.13)	(0.05)	0.01	0.02	(b)	0.05

Net realized and unrealized gain (loss)	17.63	(0.16)	2.16	2.54		9.79

Total from investment operations	17.50	(0.21)	2.17	2.56		9.84

Distributions to shareholders from net investment income	(0.04)	— (c)	—	—		(0.07)

Distributions to shareholders from net realized gains	(1.41)	(0.49)	(3.81)	(1.53)		—

Total distributions	(1.45)	(0.49)	(3.81)	(1.53)		(0.07)

Net asset value, end of period	$57.27	$41.22	$41.92	$43.56		$42.53

Total Return(d)	43.04%	(0.57)%	6.08%	6.26%		30.04%

Net assets, end of period (in 000’s)	$163,028	$200,116	$349,348	$307,032		$265,199

Ratio of net expenses to average net assets	0.84%	0.84%	0.85%	0.84%		0.85%

Ratio of total expenses to average net assets	0.96%	0.92%	0.93%	0.93%		1.01%

Ratio of net investment income (loss) to average net assets	(0.25)%	(0.13)%	0.02%	0.03	%(b)	0.13%

Portfolio turnover rate(e)	170%	144%	140%	127%		136%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Growth Insights Fund
	Investor Shares
	Year Ended October 31,
	2021	2020	2019	2018		2017
Per Share Data

Net asset value, beginning of period	$35.44	$36.16	$38.18	$37.50		$28.93

Net investment income (loss)(a)	(0.15)	(0.09)	(0.04)	(0.04	)(b)	— (c)

Net realized and unrealized gain (loss)	15.11	(0.14)	1.83	2.25		8.63

Total from investment operations	14.96	(0.23)	1.79	2.21		8.63

Distributions to shareholders from net investment income	(0.04)	— (c)	—	—		(0.06)

Distributions to shareholders from net realized gains	(1.41)	(0.49)	(3.81)	(1.53)		—

Total distributions	(1.45)	(0.49)	(3.81)	(1.53)		(0.06)

Net asset value, end of period	$48.95	$35.44	$36.16	$38.18		$37.50

Total Return(d)	42.89%	(0.72)%	5.93%	6.13%		29.87%

Net assets, end of period (in 000’s)	$66,827	$442,743	$378,807	$308,366		$192,860

Ratio of net expenses to average net assets	0.96%	0.97%	0.99%	0.97%		0.96%

Ratio of total expenses to average net assets	1.06%	1.05%	1.07%	1.07%		1.16%

Ratio of net investment income (loss) to average net assets	(0.32)%	(0.26)%	(0.12)%	(0.10	)%(b)	0.01%

Portfolio turnover rate(e)	170%	144%	140%	127%		136%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Growth Insights Fund
	Class R6 Shares
	Year Ended October 31,
	2021	2020	2019	2018		2017
Per Share Data

Net asset value, beginning of period	$41.24	$41.95	$43.58	$42.54		$32.78

Net investment income (loss)(a)	(0.10)	(0.05)	—	0.02	(b)	0.04

Net realized and unrealized gain (loss)	17.62	(0.17)	2.18	2.55		9.80

Total from investment operations	17.52	(0.22)	2.18	2.57		9.84

Distributions to shareholders from net investment income	(0.04)	— (c)	—	—		(0.08)

Distributions to shareholders from net realized gains	(1.41)	(0.49)	(3.81)	(1.53)		—

Total distributions	(1.45)	(0.49)	(3.81)	(1.53)		(0.08)

Net asset value, end of period	$57.31	$41.24	$41.95	$43.58		$42.54

Total Return(d)	43.07%	(0.57)%	6.08%	6.25%		30.05%

Net assets, end of period (in 000’s)	$96,907	$263,023	$307,820	$118,729		$42,042

Ratio of net expenses to average net assets	0.83%	0.83%	0.84%	0.83%		0.83%

Ratio of total expenses to average net assets	0.93%	0.91%	0.93%	0.92%		1.00%

Ratio of net investment income (loss) to average net assets	(0.19)%	(0.12)%	(0.01)%	0.04	%(b)	0.09%

Portfolio turnover rate(e)	170%	144%	140%	127%		136%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Growth Insights Fund
	Class R Shares
	Year Ended October 31,
	2021	2020	2019	2018		2017
Per Share Data

Net asset value, beginning of period	$32.71	$33.58	$35.90	$35.53		$27.49

Net investment loss(a)	(0.36)	(0.25)	(0.20)	(0.22	)(b)	(0.16)

Net realized and unrealized gain (loss)	13.93	(0.13)	1.69	2.12		8.20

Total from investment operations	13.57	(0.38)	1.49	1.90		8.04

Distributions to shareholders from net investment income	(0.04)	— (c)	—	—		—

Distributions to shareholders from net realized gains	(1.41)	(0.49)	(3.81)	(1.53)		—

Total distributions	(1.45)	(0.49)	(3.81)	(1.53)		—

Net asset value, end of period	$44.83	$32.71	$33.58	$35.90		$35.53

Total Return(d)	42.20%	(1.23)%	5.42%	5.58%		29.25%

Net assets, end of period (in 000’s)	$6,605	$8,168	$19,707	$19,998		$12,113

Ratio of net expenses to average net assets	1.46%	1.47%	1.49%	1.47%		1.46%

Ratio of total expenses to average net assets	1.57%	1.55%	1.57%	1.57%		1.66%

Ratio of net investment loss to average net assets	(0.86)%	(0.77)%	(0.61)%	(0.59	)%(b)	(0.50)%

Portfolio turnover rate(e)	170%	144%	140%	127%		136%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Insights Fund
	Class P Shares
	Year Ended October 31,			Period Ended October 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$41.24	$41.94	$43.58	$44.33

Net investment income (loss)(b)	(0.13)	(0.05)	0.01	0.03	(c)

Net realized and unrealized gain (loss)	17.65	(0.16)	2.16	(0.78)

Total from investment operations	17.52	(0.21)	2.17	(0.75)

Distributions to shareholders from net investment income	(0.04)	— (d)	—	—

Distributions to shareholders from net realized gains	(1.41)	(0.49)	(3.81)	—

Total distributions	(1.45)	(0.49)	(3.81)	—

Net asset value, end of period	$57.31	$41.24	$41.94	$43.58

Total Return(e)	43.07%	(0.57)%	6.08%	(1.69)%

Net assets, end of period (in 000’s)	$10,801	$10,241	$12,534	$10,878

Ratio of net expenses to average net assets	0.83%	0.83%	0.84%	0.83	%(f)

Ratio of total expenses to average net assets	0.95%	0.91%	0.93%	0.93	%(f)

Ratio of net investment income (loss) to average net assets	(0.25)%	(0.12)%	0.02%	0.12	%(c)(f)

Portfolio turnover rate(g)	170%	144%	140%	127%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Insights Fund
	Class A Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$32.93	$39.69	$42.30	$46.29	$38.86

Net investment income(a)	0.24	0.19	0.25	0.20	0.23	(b)

Net realized and unrealized gain (loss)	21.00	(6.70)	1.17	0.70	9.04

Total from investment operations	21.24	(6.51)	1.42	0.90	9.27

Distributions to shareholders from net investment income	(0.27)	(0.25)	(0.19)	(0.17)	(0.25)

Distributions to shareholders from net realized gains	—	—	(3.84)	(4.72)	(1.59)

Total distributions	(0.27)	(0.25)	(4.03)	(4.89)	(1.84)

Net asset value, end of year	$53.90	$32.93	$39.69	$42.30	$46.29

Total Return(c)	64.75%	(16.49)%	4.40%	2.08%	23.98%

Net assets, end of year (in 000’s)	$154,971	$98,493	$132,886	$112,219	$102,127

Ratio of net expenses to average net assets	1.21%	1.22%	1.25%	1.23%	1.24%

Ratio of total expenses to average net assets	1.26%	1.31%	1.39%	1.40%	1.49%

Ratio of net investment income to average net assets	0.49%	0.56%	0.67%	0.44%	0.53	%(b)

Portfolio turnover rate(d)	187%	153%	142%	130%	138%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.07% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Insights Fund
	Class C Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$22.48	$27.24	$30.35	$34.65	$29.53

Net investment income (loss)(a)	(0.08)	(0.04)	(0.02)	(0.10)	(0.07	)(b)

Net realized and unrealized gain (loss)	14.32	(4.61)	0.75	0.52	6.85

Total from investment operations	14.24	(4.65)	0.73	0.42	6.78

Distributions to shareholders from net investment income	(0.11)	(0.11)	—	—	(0.07)

Distributions to shareholders from net realized gains	—	—	(3.84)	(4.72)	(1.59)

Total distributions	(0.11)	(0.11)	(3.84)	(4.72)	(1.66)

Net asset value, end of year	$36.61	$22.48	$27.24	$30.35	$34.65

Total Return(c)	63.49%	(17.11)%	3.67%	1.31%	23.09%

Net assets, end of year (in 000’s)	$7,118	$5,313	$7,961	$6,903	$17,037

Ratio of net expenses to average net assets	1.96%	1.97%	2.00%	1.98%	1.99%

Ratio of total expenses to average net assets	2.01%	2.06%	2.14%	2.14%	2.24%

Ratio of net investment income (loss) to average net assets	(0.25)%	(0.19)%	(0.07)%	(0.31)%	(0.22	)%(b)

Portfolio turnover rate(d)	187%	153%	142%	130%	138%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.07% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Insights Fund
	Institutional Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$44.70	$53.74	$55.71	$59.38	$49.35

Net investment income(a)	0.56	0.43	0.47	0.48	0.50	(b)

Net realized and unrealized gain (loss)	28.53	(9.07)	1.73	0.90	11.53

Total from investment operations	29.09	(8.64)	2.20	1.38	12.03

Distributions to shareholders from net investment income	(0.40)	(0.40)	(0.33)	(0.33)	(0.41)

Distributions to shareholders from net realized gains	—	—	(3.84)	(4.72)	(1.59)

Total distributions	(0.40)	(0.40)	(4.17)	(5.05)	(2.00)

Net asset value, end of year	$73.39	$44.70	$53.74	$55.71	$59.38

Total Return(c)	65.37%	(16.19)%	4.81%	2.47%	24.49%

Net assets, end of year (in 000’s)	$379,380	$190,491	$192,820	$60,516	$56,191

Ratio of net expenses to average net assets	0.84%	0.84%	0.87%	0.84%	0.84%

Ratio of total expenses to average net assets	0.89%	0.93%	1.02%	1.00%	1.09%

Ratio of net investment income to average net assets	0.86%	0.93%	0.96%	0.82%	0.90	%(b)

Portfolio turnover rate(d)	187%	153%	142%	130%	138%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.07% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Insights Fund
	Investor Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$32.77	$39.53	$42.18	$46.17	$38.78

Net investment income(a)	0.36	0.25	0.30	0.31	0.31	(b)

Net realized and unrealized gain (loss)	20.88	(6.64)	1.20	0.69	9.05

Total from investment operations	21.24	(6.39)	1.50	1.00	9.36

Distributions to shareholders from net investment income	(0.37)	(0.37)	(0.31)	(0.27)	(0.38)

Distributions to shareholders from net realized gains	—	—	(3.84)	(4.72)	(1.59)

Total distributions	(0.37)	(0.37)	(4.15)	(4.99)	(1.97)

Net asset value, end of year	$53.64	$32.77	$39.53	$42.18	$46.17

Total Return(c)	65.17%	(16.32)%	4.69%	2.33%	24.30%

Net assets, end of year (in 000’s)	$363,808	$273,560	$59,800	$18,257	$5,695

Ratio of net expenses to average net assets	0.96%	0.97%	1.01%	0.98%	0.99%

Ratio of total expenses to average net assets	1.01%	1.06%	1.15%	1.17%	1.24%

Ratio of net investment income to average net assets	0.75%	0.77%	0.83%	0.70%	0.72	%(b)

Portfolio turnover rate(d)	187%	153%	142%	130%	138%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.07% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Insights Fund
	Class R6 Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$44.70	$53.73	$55.71	$59.38	$49.35

Net investment income(a)	0.57	0.43	0.45	0.50	0.46	(b)

Net realized and unrealized gain (loss)	28.51	(9.06)	1.75	0.90	11.56

Total from investment operations	29.08	(8.63)	2.20	1.40	12.02

Distributions to shareholders from net investment income	(0.40)	(0.40)	(0.34)	(0.35)	(0.40)

Distributions to shareholders from net realized gains	—	—	(3.84)	(4.72)	(1.59)

Total distributions	(0.40)	(0.40)	(4.18)	(5.07)	(1.99)

Net asset value, end of year	$73.38	$44.70	$53.73	$55.71	$59.38

Total Return(c)	65.36%	(16.17)%	4.83%	2.49%	24.49%

Net assets, end of year (in 000’s)	$306,101	$158,330	$118,331	$22,460	$4,542

Ratio of net expenses to average net assets	0.83%	0.83%	0.86%	0.83%	0.83%

Ratio of total expenses to average net assets	0.88%	0.93%	1.00%	1.02%	1.11%

Ratio of net investment income to average net assets	0.86%	0.94%	0.91%	0.85%	0.83	%(b)

Portfolio turnover rate(d)	187%	153%	142%	130%	138%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.07% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Insights Fund
	Class R Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$32.21	$38.96	$41.63	$45.57	$38.32

Net investment income(a)	0.11	0.10	0.08	0.09	0.14	(b)

Net realized and unrealized gain (loss)	20.52	(6.56)	1.22	0.69	8.89

Total from investment operations	20.63	(6.46)	1.30	0.78	9.03

Distributions to shareholders from net investment income	(0.28)	(0.29)	(0.13)	—	(0.19)

Distributions to shareholders from net realized gains	—	—	(3.84)	(4.72)	(1.59)

Total distributions	(0.28)	(0.29)	(3.97)	(4.72)	(1.78)

Net asset value, end of year	$52.56	$32.21	$38.96	$41.63	$45.57

Total Return(c)	64.31%	(16.70)%	4.14%	1.83%	23.67%

Net assets, end of year (in 000’s)	$22,584	$14,038	$8,514	$2,320	$1,621

Ratio of net expenses to average net assets	1.46%	1.47%	1.53%	1.48%	1.49%

Ratio of total expenses to average net assets	1.51%	1.56%	1.69%	1.66%	1.73%

Ratio of net investment income to average net assets	0.24%	0.30%	0.23%	0.20%	0.33	%(b)

Portfolio turnover rate(d)	187%	153%	142%	130%	138%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.07% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Value Insights Fund
	Class P Shares
	Year Ended October 31,			Period Ended October 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$44.69	$53.72	$55.70	$57.05

Net investment income(b)	0.57	0.44	0.54	0.30

Net realized and unrealized gain (loss)	28.52	(9.07)	1.66	(1.65)

Total from investment operations	29.09	(8.63)	2.20	(1.35)

Distributions to shareholders from net investment income	(0.40)	(0.40)	(0.34)	—

Distributions to shareholders from net realized gains	—	—	(3.84)	—

Total distributions	(0.40)	(0.40)	(4.18)	—

Net asset value, end of period	$73.38	$44.69	$53.72	$55.70

Total Return(c)	65.36%	(16.18)%	4.82%	(2.37)%

Net assets, end of period (in 000’s)	$45,484	$28,504	$47,977	$42,165

Ratio of net expenses to average net assets	0.83%	0.83%	0.85%	0.83	%(d)

Ratio of total expenses to average net assets	0.88%	0.92%	0.99%	1.06	%(d)

Ratio of net investment income to average net assets	0.88%	0.94%	1.07%	0.93	%(d)

Portfolio turnover rate(e)	187%	153%	142%	130%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Insights Fund
	Class A Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$53.72	$49.48	$47.72	$49.73	$40.76

Net investment income(a)	0.20	0.28	0.44	0.36	0.49

Net realized and unrealized gain	21.27	4.67	3.14	2.46	10.17

Total from investment operations	21.47	4.95	3.58	2.82	10.66

Distributions to shareholders from net investment income	(0.28)	(0.71)	(0.17)	(0.45)	(0.31)

Distributions to shareholders from net realized gains	(2.23)	—	(1.65)	(4.38)	(1.38)

Total distributions	(2.51)	(0.71)	(1.82)	(4.83)	(1.69)

Net asset value, end of year	$72.68	$53.72	$49.48	$47.72	$49.73

Total Return(b)	41.26%	10.04%	7.98%	5.93%	26.89%

Net assets, end of year (in 000’s)	$380,721	$294,540	$299,440	$301,934	$278,516

Ratio of net expenses to average net assets	0.93%	0.94%	0.94%	0.95%	0.96%

Ratio of total expenses to average net assets	0.97%	1.00%	1.01%	1.00%	1.14%

Ratio of net investment income to average net assets	0.31%	0.55%	0.93%	0.73%	1.08%

Portfolio turnover rate(c)	214%	213%	199%	168%	193%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Insights Fund
	Class C Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$47.71	$44.04	$42.80	$45.08	$37.10

Net investment income (loss)(a)	(0.25)	(0.09)	0.08	0.01	0.13

Net realized and unrealized gain	18.83	4.16	2.81	2.22	9.25

Total from investment operations	18.58	4.07	2.89	2.23	9.38

Distributions to shareholders from net investment income	—	(0.40)	—	(0.13)	(0.02)

Distributions to shareholders from net realized gains	(2.23)	—	(1.65)	(4.38)	(1.38)

Total distributions	(2.23)	(0.40)	(1.65)	(4.51)	(1.40)

Net asset value, end of year	$64.06	$47.71	$44.04	$42.80	$45.08

Total Return(b)	40.22%	9.25%	7.20%	5.15%	25.93%

Net assets, end of year (in 000’s)	$19,252	$16,275	$15,854	$14,277	$28,756

Ratio of net expenses to average net assets	1.68%	1.69%	1.69%	1.70%	1.71%

Ratio of total expenses to average net assets	1.72%	1.75%	1.76%	1.75%	1.89%

Ratio of net investment income (loss) to average net assets	(0.44)%	(0.20)%	0.18%	0.01%	0.31%

Portfolio turnover rate(c)	214%	213%	199%	168%	193%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Insights Fund
	Institutional Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$55.60	$51.16	$49.30	$51.21	$41.92

Net investment income(a)	0.45	0.50	0.72	0.54	0.70

Net realized and unrealized gain	22.02	4.82	3.14	2.56	10.45

Total from investment operations	22.47	5.32	3.86	3.10	11.15

Distributions to shareholders from net investment income	(0.47)	(0.88)	(0.35)	(0.63)	(0.48)

Distributions to shareholders from net realized gains	(2.23)	—	(1.65)	(4.38)	(1.38)

Total distributions	(2.70)	(0.88)	(2.00)	(5.01)	(1.86)

Net asset value, end of year	$75.37	$55.60	$51.16	$49.30	$51.21

Total Return(b)	41.79%	10.47%	8.39%	6.34%	27.40%

Net assets, end of year (in 000’s)	$325,457	$255,177	$295,408	$842,673	$249,034

Ratio of net expenses to average net assets	0.56%	0.56%	0.55%	0.55%	0.56%

Ratio of total expenses to average net assets	0.60%	0.62%	0.60%	0.62%	0.74%

Ratio of net investment income to average net assets	0.68%	0.94%	1.40%	1.07%	1.50%

Portfolio turnover rate(c)	214%	213%	199%	168%	193%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Insights Fund
	Service Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$53.38	$49.19	$47.41	$49.47	$40.60

Net investment income(a)	0.11	0.22	0.38	0.30	0.43

Net realized and unrealized gain	21.14	4.64	3.13	2.45	10.14

Total from investment operations	21.25	4.86	3.51	2.75	10.57

Distributions to shareholders from net investment income	(0.19)	(0.67)	(0.08)	(0.43)	(0.32)

Distributions to shareholders from net realized gains	(2.23)	—	(1.65)	(4.38)	(1.38)

Total distributions	(2.42)	(0.67)	(1.73)	(4.81)	(1.70)

Net asset value, end of year	$72.21	$53.38	$49.19	$47.41	$49.47

Total Return(b)	41.08%	9.93%	7.86%	5.81%	26.76%

Net assets, end of year (in 000’s)	$6,302	$5,761	$6,700	$5,925	$6,739

Ratio of net expenses to average net assets	1.06%	1.06%	1.05%	1.06%	1.06%

Ratio of total expenses to average net assets	1.10%	1.12%	1.13%	1.11%	1.24%

Ratio of net investment income to average net assets	0.17%	0.44%	0.81%	0.61%	0.96%

Portfolio turnover rate(c)	214%	213%	199%	168%	193%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	105

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Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Insights Fund
	Investor Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$53.02	$48.84	$47.17	$49.22	$40.39

Net investment income(a)	0.36	0.42	0.54	0.46	0.61

Net realized and unrealized gain	20.96	4.59	3.09	2.45	10.05

Total from investment operations	21.32	5.01	3.63	2.91	10.66

Distributions to shareholders from net investment income	(0.41)	(0.83)	(0.31)	(0.58)	(0.45)

Distributions to shareholders from net realized gains	(2.23)	—	(1.65)	(4.38)	(1.38)

Total distributions	(2.64)	(0.83)	(1.96)	(4.96)	(1.83)

Net asset value, end of year	$71.70	$53.02	$48.84	$47.17	$49.22

Total Return(b)	41.61%	10.33%	8.25%	6.20%	27.21%

Net assets, end of year (in 000’s)	$127,076	$88,924	$116,633	$103,230	$43,290

Ratio of net expenses to average net assets	0.68%	0.69%	0.69%	0.70%	0.71%

Ratio of total expenses to average net assets	0.72%	0.75%	0.76%	0.76%	0.89%

Ratio of net investment income to average net assets	0.56%	0.84%	1.17%	0.95%	1.36%

Portfolio turnover rate(c)	214%	213%	199%	168%	193%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Insights Fund
	Class R6 Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$55.56	$51.13	$49.27	$51.19	$41.91

Net investment income(a)	0.46	0.50	0.76	0.42	0.82

Net realized and unrealized gain	21.99	4.83	3.10	2.68	10.33

Total from investment operations	22.45	5.33	3.86	3.10	11.15

Distributions to shareholders from net investment income	(0.48)	(0.90)	(0.35)	(0.64)	(0.49)

Distributions to shareholders from net realized gains	(2.23)	—	(1.65)	(4.38)	(1.38)

Total distributions	(2.71)	(0.90)	(2.00)	(5.02)	(1.87)

Net asset value, end of year	$75.30	$55.56	$51.13	$49.27	$51.19

Total Return(b)	41.78%	10.49%	8.38%	6.37%	27.41%

Net assets, end of year (in 000’s)	$14,142	$8,871	$12,068	$31,916	$2,557

Ratio of net expenses to average net assets	0.55%	0.55%	0.54%	0.54%	0.55%

Ratio of total expenses to average net assets	0.60%	0.61%	0.59%	0.63%	0.71%

Ratio of net investment income to average net assets	0.69%	0.95%	1.49%	0.82%	1.70%

Portfolio turnover rate(c)	214%	213%	199%	168%	193%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	107

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Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Insights Fund
	Class R Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$52.63	$48.47	$46.74	$48.89	$40.12

Net investment income(a)	0.07	0.16	0.32	0.23	0.37

Net realized and unrealized gain	20.80	4.57	3.08	2.42	10.01

Total from investment operations	20.87	4.73	3.40	2.65	10.38

Distributions to shareholders from net investment income	(0.15)	(0.57)	(0.02)	(0.42)	(0.23)

Distributions to shareholders from net realized gains	(2.23)	—	(1.65)	(4.38)	(1.38)

Total distributions	(2.38)	(0.57)	(1.67)	(4.80)	(1.61)

Net asset value, end of year	$71.12	$52.63	$48.47	$46.74	$48.89

Total Return(b)	40.91%	9.79%	7.72%	5.65%	26.58%

Net assets, end of year (in 000’s)	$22,030	$41,005	$44,555	$49,993	$51,263

Ratio of net expenses to average net assets	1.18%	1.19%	1.19%	1.20%	1.21%

Ratio of total expenses to average net assets	1.22%	1.25%	1.26%	1.25%	1.39%

Ratio of net investment income to average net assets	0.11%	0.31%	0.69%	0.48%	0.84%

Portfolio turnover rate(c)	214%	213%	199%	168%	193%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Insights Fund
	Class P Shares
	Year Ended October 31,			Period Ended October 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$55.56	$51.14	$49.28	$49.09

Net investment income(b)	0.46	0.50	0.65	0.26

Net realized and unrealized gain (loss)	22.00	4.83	3.21	(0.07)

Total from investment operations	22.46	5.33	3.86	0.19

Distributions to shareholders from net investment income	(0.48)	(0.91)	(0.35)	—

Distributions to shareholders from net realized gains	(2.23)	—	(1.65)	—

Total distributions	(2.71)	(0.91)	(2.00)	—

Net asset value, end of period	$75.31	$55.56	$51.14	$49.28

Total Return(c)	41.80%	10.49%	8.40%	0.39%

Net assets, end of period (in 000’s)	$327,501	$245,632	$225,899	$203,525

Ratio of net expenses to average net assets	0.55%	0.55%	0.54%	0.54	%(d)

Ratio of total expenses to average net assets	0.59%	0.61%	0.62%	0.62	%(d)

Ratio of net investment income to average net assets	0.68%	0.94%	1.33%	0.93	%(d)

Portfolio turnover rate(e)	214%	213%	199%	168%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	109

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Notes to Financial Statements

October 31, 2021

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-Diversified
Large Cap Growth Insights	A, C, Institutional, Service, Investor, R6, R and P	Non-Diversified
Large Cap Value Insights, Small Cap Equity Insights and U.S. Equity Insights	A, C, Institutional, Service, Investor, R6, R and P	Diversified
Small Cap Growth Insights and Small Cap Value Insights	A, C, Institutional, Investor, R6, R and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.    Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

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2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Large Cap Value Insights	Quarterly	Annually
Large Cap Growth Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

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Notes to Financial Statements (continued)

October 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2021:

LARGE CAP GROWTH INSIGHTS FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$11,427,879	$—	$—

North America	1,956,586,129	—	—

Securities Lending Reinvestment Vehicle	14,135,325	—	—

Total	$1,982,149,333	$—	$—

LARGE CAP VALUE INSIGHTS FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$413,571	$—	$—

Europe	1,009,025	—	—

North America	411,815,208	—	—

Securities Lending Reinvestment Vehicle	3,732,000	—	—

Total	$416,969,804	$—	$—

SMALL CAP EQUITY INSIGHTS FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$1,103,961	$—	$—

Asia	3,481,868	—	—

Europe	3,468,242	—	—

North America	586,015,521	—	—

Investment Company	5,888,756	—	—

Securities Lending Reinvestment Vehicle	8,587,928	—	—

Total	$608,546,276	$—	$—

Derivative Type

Assets(b)

Futures Contracts	$290,252	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.
(b)	Amount shown represents unrealized gain at fiscal year end.

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Notes to Financial Statements (continued)

October 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SMALL CAP GROWTH INSIGHTS FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$722,505	$—	$—

Asia	4,953,797	—	—

Europe	4,445,423	—	—

North America	399,912,312	—	—

Securities Lending Reinvestment Vehicle	5,015,264	—	—

Total	$415,049,301	$—	$—

SMALL CAP VALUE INSIGHTS FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$2,564,643	$—	$—

Europe	7,985,793	—	—

North America	1,252,601,575	—	—

Investment Company	1,412,504	—	—

Securities Lending Reinvestment Vehicle	25,942,175	—	—

Total	$1,290,506,690	$—	$—

Derivative Type

Assets(b)

Futures Contracts	$330,162	$—	$—

U.S. EQUITY INSIGHTS FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$1,546,220	$—	$—

Europe	8,955,040	—	—

North America	1,201,516,442	—	—

Securities Lending Reinvestment Vehicle	10,200,800	—	—

Total	$1,222,218,502	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.
(b)	Amount shown represents unrealized gain at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

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4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of October 31, 2021. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Risk	Fund	Statement of Assets and Liabilities	Assets (Liabilities)(a)
Equity	Small Cap Equity Insights	Variation Margin on Futures Contracts	$290,252
Equity	Small Cap Value Insights	Variation Margin on Futures Contracts	330,162

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of October 31, 2021 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2021. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Risk	Fund	Net Realized Gain (Loss) from Futures Contracts	Net Change in Unrealized Gain (Loss) on Futures Contracts
Equity	Large Cap Growth Insights	$(900,477)	$(6,645)
Equity	Large Cap Value Insights	10,081	—
Equity	Small Cap Equity Insights	(265,119)	290,252
Equity	Small Cap Growth Insights	4,449,231	—
Equity	Small Cap Value Insights	1,794,992	657,606
Equity	U.S. Equity Insights	1,029,629	—

For the fiscal year ended October 31, 2021, the relevant values for each derivative type were as follows:

Fund	Number of Contracts(a)
Large Cap Growth Insights	2
Large Cap Value Insights	6
Small Cap Equity Insights	75
Small Cap Growth Insights	6
Small Cap Value Insights	63
U.S. Equity Insights	61

(a)	Amount disclosed represents average number of contracts for the months that the Fund held such derivatives during the fiscal year ended October 31, 2021.

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Notes to Financial Statements (continued)

October 31, 2021

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2021, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Large Cap Growth Insights	0.52%	0.47%	0.44%	0.44%	0.43%	0.50%	0.50%
Large Cap Value Insights	0.52	0.47	0.44	0.44	0.43	0.52	0.52
Small Cap Equity Insights	0.80	0.80	0.72	0.68	0.67	0.80	0.80
Small Cap Growth Insights	0.80	0.80	0.72	0.68	0.67	0.80	0.80
Small Cap Value Insights	0.80	0.80	0.72	0.68	0.67	0.80	0.80
U.S. Equity Insights	0.52	0.47	0.44	0.44	0.43	0.51	0.51

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds invest in Institutional Shares of the Government Money Market Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Funds in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Underlying Fund. For the fiscal year ended October 31, 2021, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived
Large Cap Growth Insights	$1
Large Cap Value Insights	—
Small Cap Equity Insights	2,203
Small Cap Growth Insights	214
Small Cap Value Insights	911
U.S. Equity Insights	1,038

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Service Shares	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.25%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. For the fiscal year ended October 31, 2021, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Large Cap Growth Insights	$21,707	$—
Large Cap Value Insights	6,551	847
Small Cap Equity Insights	2,244	369
Small Cap Growth Insights	7,490	47
Small Cap Value Insights	6,050	—
U.S. Equity Insights	967	669

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and

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Notes to Financial Statements (continued)

October 31, 2021

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets are 0.004%. These Other Expense limitations will remain in place through at least February 28, 2022, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2021, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Large Cap Growth Insights	$1	$647,548	$647,549
Large Cap Value Insights	—	381,420	381,420
Small Cap Equity Insights	2,203	470,724	472,927
Small Cap Growth Insights	214	803,074	803,288
Small Cap Value Insights	911	633,197	634,108
U.S. Equity Insights	1,038	534,686	535,724

G.  Line of Credit Facility — As of October 31, 2021, the Funds participated in a $1,000,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2021, the Funds did not have any borrowings under the facility. Prior to April 26, 2021, the facility was $700,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2021, Goldman Sachs earned $381 and $37 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Small Cap Equity Insights and U.S. Equity Insights Funds, respectively.

As of October 31, 2021, the following Goldman Sachs Dynamic Global Equity Fund and Goldman Sachs Enhanced Dividend Global Equity Portfolio were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Dynamic Global Equity	Goldman Sachs Enhanced Dividend Global Equity
Large Cap Value Insights	14%	—%
Small Cap Equity Insights	—	6

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The following table provides information about the Funds’ investments in the Underlying Fund as of and for the fiscal year ended October 31, 2021:

Fund	Market Value as of October 31, 2020	Purchased at Cost	Proceeds from Sales	Market Value as of October 31, 2021	Shares as of October 31, 2021	Dividend Income
Large Cap Growth Insights	$—	$686,247	$(686,247)	$—	—	$—
Large Cap Value Insights	—	—	—	—	—	—
Small Cap Equity Insights	—	75,742,291	(69,853,535)	5,888,756	5,888,756	814
Small Cap Growth Insights	—	27,309,318	(27,309,318)	—	—	94
Small Cap Value Insights	699,934	123,662,664	(122,950,094)	1,412,504	1,412,504	322
U.S. Equity Insights	2,919,683	17,886,068	(20,805,751)	—	—	170

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2021 were as follows:

Fund	Purchase	Sales and Maturities
Large Cap Growth Insights	$4,034,579,708	$4,621,959,852
Large Cap Value Insights	830,229,558	862,943,152
Small Cap Equity Insights	926,845,212	1,117,450,498
Small Cap Growth Insights	1,289,644,757	2,226,548,534
Small Cap Value Insights	2,073,585,161	2,053,520,467
U.S. Equity Insights	2,362,102,138	2,462,404,062

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid

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Notes to Financial Statements (continued)

October 31, 2021

7. SECURITIES LENDING (continued)

may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of October 31, 2021, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended October 31, 2021, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year Ended October 31, 2021		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of October 31, 2021
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Large Cap Growth Insights	$17,458	$51,970	$5,318,100
Large Cap Value Insights	4,177	15,849	1,446,150
Small Cap Equity Insights	7,262	19,341	3,422,700
Small Cap Growth Insights	25,097	27,318	360,450
Small Cap Value Insights	15,402	32,017	7,153,200
U.S. Equity Insights	10,777	3,462	295,450

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7. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investments in the Government Money Market Fund for the fiscal year ended October 31, 2021.

Fund	Beginning value as of October 31, 2020	Purchases at Cost	Proceeds from Sales	Ending value as of October 31, 2021
Large Cap Growth Insights	$—	$95,769,090	$(81,633,765)	$14,135,325
Large Cap Value Insights	—	22,989,260	(19,257,260)	3,732,000
Small Cap Equity Insights	5,113,213	87,220,683	(83,745,968)	8,587,928
Small Cap Growth Insights	11,156,338	155,880,780	(162,021,854)	5,015,264
Small Cap Value Insights	3,369,422	175,610,064	(153,037,311)	25,942,175
U.S. Equity Insights	—	44,792,455	(34,591,655)	10,200,800

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2021 were as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
Distributions paid from:
Ordinary Income	$62,685,529	$5,528,289	$2,657,210	$3,961,440	$7,428,687	$6,850,494
Net long-term capital gains	122,293,687	—	—	32,029,279	—	39,351,044
Total taxable distributions	$184,979,216	$5,528,289	$2,657,210	$35,990,719	$7,428,687	$46,201,538

The tax character of distributions paid during the fiscal year ended October 31, 2020 were as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
Distributions paid from:
Ordinary Income	$11,521,608	$5,874,965	$3,560,988	$—	$4,330,080	$15,684,604
Net long-term capital gains	66,785,470	—	—	14,469,214	—	—
Total taxable distributions	$78,307,078	$5,874,965	$3,560,988	$14,469,214	$4,330,080	$15,684,604

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Notes to Financial Statements (continued)

October 31, 2021

8. TAX INFORMATION (continued)

As of October 31, 2021, the components of accumulated earnings (losses) on a tax basis were as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
Undistributed ordinary income — net	$251,893,325	$43,742,634	$87,135,684	$213,317,829	$214,329,047	$160,758,468
Undistributed long-term capital gains	245,458,273	19,257,248	51,807,526	15,701,818	78,112,410	97,329,029
Total undistributed earnings	$497,351,598	$62,999,882	$138,943,210	$229,019,647	$292,441,457	$258,087,497
Timing differences (Qualified Late Year Loss Deferral)	$(263,601)	$—	$—	$—	$—	$—
Unrealized gains (losses) — net	740,927,632	43,041,550	69,003,811	53,108,251	156,504,926	274,786,357
Total accumulated earnings (losses) — net	$1,238,015,629	$106,041,432	$207,947,021	$282,127,898	$448,946,383	$532,873,854

As of October 31, 2021, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
Tax Cost	$1,241,221,844	$373,928,254	$539,832,717	$361,941,050	$1,134,331,925	$947,432,255
Gross unrealized gain	767,418,811	51,224,278	94,768,166	72,810,860	197,406,883	294,860,848
Gross unrealized loss	(26,491,179)	(8,182,728)	(25,764,355)	(19,702,609)	(40,901,957)	(20,074,491)
Net unrealized gain (loss)	$740,927,632	$43,041,550	$69,003,811	$53,108,251	$156,504,926	$274,786,357

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts, and differences in the tax treatment of passive foreign investment company investments.

During the year ended October 31, 2021 the Large Cap Value Insights, Small Cap Equity Insights and Small Cap Value Insights Funds utilized $26,732,955, $21,543,215 and $17,407,075, respectively, in prior year capital loss carryforwards.

The Large Cap Value Insights Fund reclassed $27,909 from paid in capital to distributable earnings for the year ending October 31, 2021. In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds, and result primarily from prior year post financials adjustments.

The Small Cap Growth Insights Fund reclassed $124,924,450 from distributable earnings to paid in capital for the year ending October 31, 2021. In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds, and result primarily from redemptions utilized as distributions.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Dividend-Paying Investments Risk — A Fund’s investments in dividend-paying securities could cause a Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Fund to produce current income.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments.

Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Large Cap Growth Insights Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse

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Notes to Financial Statements (continued)

October 31, 2021

9. OTHER RISKS (continued)

developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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12. SUMMARY OF SHARE TRANSACTIONS

	Large Cap Growth Insights Fund

	For the Fiscal Year Ended October 31, 2021		For the Fiscal Year Ended October 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,095,454	$45,113,329	1,526,224	$50,423,999
Reinvestment of distributions	615,562	23,145,148	290,606	9,214,122
Shares redeemed	(2,431,447)	(99,948,201)	(3,754,917)	(124,491,810)
	(720,431)	(31,689,724)	(1,938,087)	(64,853,689)
Class C Shares
Shares sold	87,523	3,134,888	194,519	5,763,740
Reinvestment of distributions	141,544	4,574,698	55,088	1,529,789
Shares redeemed	(371,462)	(13,306,116)	(487,899)	(14,149,700)
	(142,395)	(5,596,530)	(238,292)	(6,856,171)
Institutional Shares
Shares sold	4,360,670	191,925,368	5,627,401	193,729,922
Reinvestment of distributions	1,561,511	61,376,167	774,752	25,568,185
Shares redeemed	(7,340,923)	(320,397,444)	(10,656,739)	(358,525,610)
	(1,418,742)	(67,095,909)	(4,254,586)	(139,227,503)
Service Shares
Shares sold	126,694	5,030,496	397,977	13,315,866
Reinvestment of distributions	85,767	3,163,099	47,340	1,474,770
Shares redeemed	(774,972)	(30,914,145)	(791,476)	(25,198,611)
	(562,511)	(22,720,550)	(346,159)	(10,407,975)
Investor Shares
Shares sold	939,158	38,504,632	2,308,187	73,989,672
Reinvestment of distributions	851,697	31,563,303	531,837	16,642,893
Shares redeemed	(4,451,351)	(181,534,942)	(7,442,672)	(238,975,464)
	(2,660,496)	(111,467,007)	(4,602,648)	(148,342,899)
Class R6 Shares
Shares sold	1,599,203	68,595,141	4,074,176	145,115,420
Reinvestment of distributions	828,918	32,565,309	375,798	12,394,764
Shares redeemed	(6,168,258)	(259,942,675)	(4,487,194)	(156,333,132)
	(3,740,137)	(158,782,225)	(37,220)	1,177,052
Class R Shares
Shares sold	192,530	7,756,717	280,165	9,203,859
Reinvestment of distributions	71,765	2,614,386	27,541	849,696
Shares redeemed	(372,150)	(15,253,333)	(680,301)	(21,864,855)
	(107,855)	(4,882,230)	(372,595)	(11,811,300)
Class P Shares
Shares sold	105,163	4,407,933	269,182	8,251,686
Reinvestment of distributions	149,914	5,886,489	62,937	2,075,071
Shares redeemed	(232,991)	(9,833,829)	(316,163)	(10,405,430)
	22,086	460,593	15,956	(78,673)

NET DECREASE	(9,330,481)	$(401,773,582)	(11,773,631)	$(380,401,158)

125

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Notes to Financial Statements (continued)

October 31, 2021

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Large Cap Value Insights Fund

	For the Fiscal Year Ended October 31, 2021		For the Fiscal Year Ended October 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	374,537	$9,278,898	405,990	$7,834,859
Reinvestment of distributions	25,367	608,567	33,200	630,382
Shares redeemed	(546,202)	(13,495,141)	(1,070,789)	(20,722,483)
	(146,298)	(3,607,676)	(631,599)	(12,257,242)
Class C Shares
Shares sold	80,854	2,011,740	94,196	1,804,205
Reinvestment of distributions	1,882	42,611	2,745	51,295
Shares redeemed	(144,995)	(3,467,473)	(239,161)	(4,555,034)
	(62,259)	(1,413,122)	(142,220)	(2,699,534)
Institutional Shares
Shares sold	1,174,035	29,189,417	1,495,342	29,655,521
Reinvestment of distributions	62,528	1,502,175	82,753	1,573,573
Shares redeemed	(1,614,015)	(39,580,481)	(2,638,882)	(51,782,152)
	(377,452)	(8,888,889)	(1,060,787)	(20,553,058)
Service Shares
Shares sold	51,346	1,269,338	68,790	1,358,700
Reinvestment of distributions	2,702	64,678	3,777	72,153
Shares redeemed	(76,691)	(1,879,356)	(155,484)	(3,130,168)
	(22,643)	(545,340)	(82,917)	(1,699,315)
Investor Shares
Shares sold	969,056	23,461,684	1,640,678	32,282,857
Reinvestment of distributions	51,114	1,222,745	82,792	1,570,377
Shares redeemed	(1,321,311)	(32,404,001)	(4,381,056)	(85,637,629)
	(301,141)	(7,719,572)	(2,657,586)	(51,784,395)
Class R6 Shares
Shares sold	320,757	7,992,785	357,095	6,929,811
Reinvestment of distributions	49,082	1,180,836	57,418	1,088,196
Shares redeemed	(864,911)	(21,451,153)	(475,699)	(9,584,792)
	(495,072)	(12,277,532)	(61,186)	(1,566,785)
Class R Shares
Shares sold	41,893	1,025,052	54,674	1,016,484
Reinvestment of distributions	2,302	54,226	2,806	52,688
Shares redeemed	(97,866)	(2,428,101)	(47,341)	(873,801)
	(53,671)	(1,348,823)	10,139	195,371
Class P Shares
Shares sold	221,021	5,204,447	387,576	6,726,631
Reinvestment of distributions	25,656	619,341	28,230	534,539
Shares redeemed	(114,163)	(2,754,890)	(430,537)	(7,758,509)
	132,514	3,068,898	(14,731)	(497,339)

NET DECREASE	(1,326,022)	$(32,732,056)	(4,640,887)	$(90,862,297)

126

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small Cap Equity Insights Fund

	For the Fiscal Year Ended October 31, 2021		For the Fiscal Year Ended October 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	198,389	$6,402,737	376,203	$8,465,614
Reinvestment of distributions	2,449	69,444	3,912	104,831
Shares redeemed	(434,186)	(14,009,213)	(984,978)	(21,441,662)
	(233,348)	(7,537,032)	(604,863)	(12,871,217)
Class C Shares
Shares sold	47,542	1,298,606	73,308	1,463,071
Shares redeemed	(101,633)	(2,784,132)	(124,274)	(2,383,566)
	(54,091)	(1,485,526)	(50,966)	(920,495)
Institutional Shares
Shares sold	3,254,959	106,543,708	3,188,221	74,302,685
Reinvestment of distributions	31,539	931,340	57,789	1,611,728
Shares redeemed	(6,166,178)	(183,839,430)	(5,096,069)	(122,869,653)
	(2,879,680)	(76,364,382)	(1,850,059)	(46,955,240)
Service Shares
Shares sold	60,889	1,978,686	97,493	2,072,484
Reinvestment of distributions	180	5,026	109	2,866
Shares redeemed	(81,456)	(2,641,770)	(95,305)	(2,121,367)
	(20,387)	(658,058)	2,297	(46,017)
Investor Shares
Shares sold	815,337	26,010,460	1,915,020	42,756,096
Reinvestment of distributions	10,482	295,176	14,081	374,689
Shares redeemed	(1,754,425)	(53,617,675)	(2,033,871)	(42,194,190)
	(928,606)	(27,312,039)	(104,770)	936,595
Class R6 Shares
Shares sold	631,922	21,122,074	1,120,145	25,078,093
Reinvestment of distributions	24,331	718,494	28,665	799,462
Shares redeemed	(2,915,629)	(92,706,574)	(1,891,989)	(42,708,570)
	(2,259,376)	(70,866,006)	(743,179)	(16,831,015)
Class R Shares
Shares sold	125,400	3,882,129	194,580	4,286,190
Reinvestment of distributions	128	3,543	—	—
Shares redeemed	(284,861)	(8,669,839)	(240,251)	(5,518,059)
	(159,333)	(4,784,167)	(45,671)	(1,231,869)
Class P Shares
Shares sold	656,903	22,358,809	2,037,782	40,341,140
Reinvestment of distributions	19,262	568,617	21,405	596,984
Shares redeemed	(404,571)	(13,845,592)	(2,389,514)	(49,315,484)
	271,594	9,081,834	(330,327)	(8,377,360)

NET DECREASE	(6,263,227)	$(179,925,376)	(3,727,538)	$(86,296,618)

127

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2021

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small Cap Growth Insights Fund

	For the Fiscal Year Ended October 31, 2021		For the Fiscal Year Ended October 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	200,305	$8,989,161	306,649	$9,891,218
Reinvestment of distributions	49,962	2,024,645	31,355	1,142,271
Shares redeemed	(479,824)	(21,229,689)	(1,264,717)	(43,192,152)
	(229,557)	(10,215,883)	(926,713)	(32,158,663)
Class C Shares
Shares sold	21,857	709,037	51,837	1,229,438
Reinvestment of distributions	12,362	363,996	5,520	149,101
Shares redeemed	(58,186)	(1,901,256)	(119,799)	(2,842,443)
	(23,967)	(828,223)	(62,442)	(1,463,904)
Institutional Shares
Shares sold	954,048	51,400,881	1,978,454	75,168,576
Reinvestment of distributions	133,643	6,550,783	89,256	3,895,156
Shares redeemed	(3,096,424)	(167,651,024)	(5,545,375)	(219,431,392)
	(2,008,733)	(109,699,360)	(3,477,665)	(140,367,660)
Investor Shares
Shares sold	2,878,928	130,807,137	4,890,826	161,785,147
Reinvestment of distributions	443,811	18,615,787	136,767	5,138,365
Shares redeemed	(14,448,839)	(678,528,770)	(3,011,559)	(101,466,885)
	(11,126,100)	(529,105,846)	2,016,034	65,456,627
Class R6 Shares
Shares sold	990,249	52,473,767	2,469,112	93,553,475
Reinvestment of distributions	134,792	6,611,412	76,050	3,321,119
Shares redeemed	(5,811,777)	(308,314,516)	(3,506,052)	(139,512,618)
	(4,686,736)	(249,229,337)	(960,890)	(42,638,024)
Class R Shares
Shares sold	47,078	1,999,938	91,999	2,952,427
Reinvestment of distributions	8,078	311,653	7,390	257,387
Shares redeemed	(157,505)	(6,656,958)	(436,624)	(14,364,619)
	(102,349)	(4,345,367)	(337,235)	(11,154,805)
Class P Shares
Shares sold	16,769	925,178	55,270	2,137,376
Reinvestment of distributions	7,360	361,013	3,337	145,698
Shares redeemed	(83,999)	(4,668,279)	(109,095)	(3,766,238)
	(59,870)	(3,382,088)	(50,488)	(1,483,164)

NET DECREASE	(18,237,312)	$(906,806,104)	(3,799,399)	$(163,809,593)

128

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small Cap Value Insights Fund

	For the Fiscal Year Ended October 31, 2021		For the Fiscal Year Ended October 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	566,524	$27,357,223	577,824	$18,546,458
Reinvestment of distributions	17,972	733,047	19,063	787,894
Shares redeemed	(700,432)	(32,964,079)	(953,407)	(32,328,215)
	(115,936)	(4,873,809)	(356,520)	(12,993,863)
Class C Shares
Shares sold	42,344	1,422,441	49,527	1,234,005
Reinvestment of distributions	889	24,811	1,135	32,225
Shares redeemed	(85,171)	(2,791,574)	(106,526)	(2,331,115)
	(41,938)	(1,344,322)	(55,864)	(1,064,885)
Institutional Shares
Shares sold	2,422,336	155,514,994	2,934,092	133,075,373
Reinvestment of distributions	31,205	1,727,414	24,938	1,394,771
Shares redeemed	(1,545,560)	(101,726,881)	(2,285,652)	(98,004,673)
	907,981	55,515,527	673,378	36,465,471
Investor Shares
Shares sold	2,218,254	107,386,728	8,990,233	264,507,680
Reinvestment of distributions	68,663	2,781,203	16,896	693,587
Shares redeemed	(3,851,812)	(180,467,491)	(2,173,164)	(70,697,436)
	(1,564,895)	(70,299,560)	6,833,965	194,503,831
Class R6 Shares
Shares sold	2,244,099	143,401,680	2,188,196	101,489,097
Reinvestment of distributions	28,540	1,579,576	15,950	891,762
Shares redeemed	(1,643,652)	(105,757,051)	(864,093)	(38,945,495)
	628,987	39,224,205	1,340,053	63,435,364
Class R Shares
Shares sold	143,180	6,706,149	299,488	10,183,998
Reinvestment of distributions	2,943	117,344	1,459	59,099
Shares redeemed	(152,368)	(7,129,277)	(83,592)	(2,877,443)
	(6,245)	(305,784)	217,355	7,365,654
Class P Shares
Shares sold	126,625	7,802,899	356,779	14,596,906
Reinvestment of distributions	4,947	273,740	6,414	358,606
Shares redeemed	(149,515)	(9,843,214)	(618,388)	(24,891,739)
	(17,943)	(1,766,575)	(255,195)	(9,936,227)

NET INCREASE (DECREASE)	(209,989)	$16,149,682	8,397,172	$277,775,345

129

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2021

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	U.S. Equity Insights Fund

	For the Fiscal Year Ended October 31, 2021		For the Fiscal Year Ended October 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	207,268	$13,062,919	310,371	$15,097,613
Reinvestment of distributions	227,426	12,992,585	77,068	3,932,787
Shares redeemed	(678,999)	(44,102,994)	(957,270)	(48,175,749)
	(244,305)	(18,047,490)	(569,831)	(29,145,349)
Class C Shares
Shares sold	57,587	3,282,580	84,868	3,811,053
Reinvestment of distributions	15,127	762,084	2,946	134,360
Shares redeemed	(113,279)	(6,257,364)	(106,681)	(4,780,882)
	(40,565)	(2,212,700)	(18,867)	(835,469)
Institutional Shares
Shares sold	728,154	48,148,149	872,840	45,446,386
Reinvestment of distributions	208,034	12,322,729	88,673	4,667,759
Shares redeemed	(1,207,280)	(79,403,501)	(2,146,316)	(112,593,380)
	(271,092)	(18,932,623)	(1,184,803)	(62,479,235)
Service Shares
Shares sold	10,669	694,330	26,719	1,326,671
Reinvestment of distributions	4,293	243,533	1,819	92,349
Shares redeemed	(35,614)	(2,372,863)	(56,824)	(2,853,936)
	(20,652)	(1,435,000)	(28,286)	(1,434,916)
Investor Shares
Shares sold	464,534	29,994,670	435,432	22,519,991
Reinvestment of distributions	78,789	4,441,328	37,411	1,879,914
Shares redeemed	(448,219)	(28,495,429)	(1,183,792)	(56,624,715)
	95,104	5,940,569	(710,949)	(32,224,810)
Class R6 Shares
Shares sold	65,402	4,400,402	80,970	4,450,947
Reinvestment of distributions	7,120	421,374	3,227	169,754
Shares redeemed	(44,390)	(3,013,307)	(160,557)	(8,178,893)
	28,132	1,808,469	(76,360)	(3,558,192)
Class R Shares
Shares sold	75,688	4,589,321	233,270	11,676,345
Reinvestment of distributions	33,114	1,850,453	10,083	505,157
Shares redeemed	(578,215)	(34,437,536)	(383,387)	(19,038,149)
	(469,413)	(27,997,762)	(140,034)	(6,856,647)
Class P Shares
Shares sold	536,918	34,615,121	1,222,980	62,247,699
Reinvestment of distributions	208,354	12,331,032	76,672	4,032,946
Shares redeemed	(817,391)	(54,251,909)	(1,295,558)	(62,192,850)
	(72,119)	(7,305,756)	4,094	4,087,795

NET DECREASE	(994,910)	$(68,182,293)	(2,725,036)	$(132,446,823)

130

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Small Cap Value Insights Fund, and Goldman Sachs U.S. Equity Insights Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Small Cap Value Insights Fund, and Goldman Sachs U.S. Equity Insights Fund (six of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2021

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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Fund Expenses — Six Month Period Ended October 31, 2021 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2021 through October 31, 2021, which represents a period of 184 days in a 365 day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher:

	Large Cap Growth Insights Fund				Large Cap Value Insights Fund				Small Cap Equity Insights Fund
Share Class	Beginning Account Value 5/1/21	Ending Account Value 10/31/21		Expenses Paid for the 6 months ended 10/31/2021*	Beginning Account Value 5/1/21	Ending Account Value 10/31/21		Expenses Paid for the 6 months ended 10/31/2021*	Beginning Account Value 5/1/21	Ending Account Value 10/31/21		Expenses Paid for the 6 months ended 10/31/2021*

Class A
Actual	$1,000.00	$1,146.22		$4.92	$1,000.00	$1,056.14		$4.82	$1,000.00	$1,047.72		$6.25
Hypothetical 5% return	1,000.00	1,020.62	+	4.63	1,000.00	1,020.52	+	4.74	1,000.00	1,019.11	+	6.16
Class C
Actual	1,000.00	1,142.07		8.96	1,000.00	1,052.41		8.69	1,000.00	1,043.62		10.10
Hypothetical 5% return	1,000.00	1,016.84	+	8.44	1,000.00	1,016.74	+	8.54	1,000.00	1,015.32	+	9.96
Institutional
Actual	1,000.00	1,148.46		2.92	1,000.00	1,058.21		2.91	1,000.00	1,049.76		4.34
Hypothetical 5% return	1,000.00	1,022.48	+	2.75	1,000.00	1,022.38	+	2.85	1,000.00	1,020.97	+	4.28
Service
Actual	1,000.00	1,145.56		5.62	1,000.00	1,055.94		5.49	1,000.00	1,047.40		6.92
Hypothetical 5% return	1,000.00	1,019.96	+	5.30	1,000.00	1,019.86	+	5.40	1,000.00	1,018.45	+	6.82
Investor
Actual	1,000.00	1,147.80		3.57	1,000.00	1,057.72		3.53	1,000.00	1,049.21		4.96
Hypothetical 5% return	1,000.00	1,021.88	+	3.36	1,000.00	1,021.78	+	3.47	1,000.00	1,020.37	+	4.89
Class R6
Actual	1,000.00	1,148.30		2.87	1,000.00	1,058.27		2.85	1,000.00	1,049.74		4.29
Hypothetical 5% return	1,000.00	1,022.53	+	2.70	1,000.00	1,022.43	+	2.80	1,000.00	1,021.02	+	4.23
Class R
Actual	1,000.00	1,144.73		6.27	1,000.00	1,055.25		6.11	1,000.00	1,046.56		7.53
Hypothetical 5% return	1,000.00	1,019.36	+	5.90	1,000.00	1,019.26	+	6.01	1,000.00	1,017.85	+	7.43
Class P
Actual	1,000.00	1,148.62		2.87	1,000.00	1,058.70		2.85	1,000.00	1,049.74		4.29
Hypothetical 5% return	1,000.00	1,022.53	+	2.70	1,000.00	1,022.43	+	2.80	1,000.00	1,021.02	+	4.23

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2021. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year.

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Fund Expenses — Six Month Period Ended October 31, 2021 (Unaudited) (continued)

	Small Cap Growth Insights Fund				Small Cap Value Insights Fund				U.S. Equity Insights Fund
Share Class	Beginning Account Value 5/1/21	Ending Account Value 10/31/21		Expenses Paid for the 6 months ended 10/31/2021*	Beginning Account Value 5/1/21	Ending Account Value 10/31/21		Expenses Paid for the 6 months ended 10/31/2021*	Beginning Account Value 5/1/21	Ending Account Value 10/31/21		Expenses Paid for the 6 months ended 10/31/2021*

Class A
Actual	$1,000.00	$1,029.68		$6.19	$1,000.00	$1,058.11		$6.28	$1,000.00	$1,098.72		$4.92
Hypothetical 5% return	1,000.00	1,019.11	+	6.16	1,000.00	1,019.11	+	6.16	1,000.00	1,020.52	+	4.74
Class C
Actual	1,000.00	1,025.90		10.01	1,000.00	1,054.13		10.15	1,000.00	1,094.67		8.87
Hypothetical 5% return	1,000.00	1,015.32	+	9.96	1,000.00	1,015.32	+	9.96	1,000.00	1,016.74	+	8.54
Institutional
Actual	1,000.00	1,031.71		4.30	1,000.00	1,059.94		4.36	1,000.00	1,100.77		2.97
Hypothetical 5% return	1,000.00	1,020.97	+	4.28	1,000.00	1,020.97	+	4.28	1,000.00	1,022.38	+	2.85
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,098.08		5.61
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,019.86	+	5.40
Investor
Actual	1,000.00	1,030.96		4.91	1,000.00	1,059.24		4.98	1,000.00	1,100.03		3.60
Hypothetical 5% return	1,000.00	1,020.37	+	4.89	1,000.00	1,020.37	+	4.89	1,000.00	1,021.78	+	3.47
Class R6
Actual	1,000.00	1,031.68		4.25	1,000.00	1,060.10		4.31	1,000.00	1,100.72		2.91
Hypothetical 5% return	1,000.00	1,021.02	+	4.23	1,000.00	1,021.02	+	4.23	1,000.00	1,022.43	+	2.80
Class R
Actual	1,000.00	1,028.45		7.46	1,000.00	1,056.70		7.57	1,000.00	1,097.36		6.24
Hypothetical 5% return	1,000.00	1,017.85	+	7.43	1,000.00	1,017.85	+	7.43	1,000.00	1,019.26	+	6.01
Class P
Actual	1,000.00	1,031.68		4.25	1,000.00	1,059.95		4.31	1,000.00	1,100.86		2.91
Hypothetical 5% return	1,000.00	1,021.02	+	4.23	1,000.00	1,021.02	+	4.23	1,000.00	1,022.43	+	2.80

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2021. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A Shares	Class C Shares	Institutional Shares	Service Shares	Investor Shares	Class R6 Shares	Class R Shares	Class P Shares
Large Cap Growth Insights Fund	0.91%	1.66%	0.54%	1.04%	0.66%	0.53%	1.16%	0.53%
Large Cap Value Insights Fund	0.93	1.68	0.56	1.06	0.68	0.55	1.18	0.55
Small Cap Equity Insights Fund	1.21	1.96	0.84	1.34	0.96	0.83	1.46	0.83
Small Cap Growth Insights Fund	1.21	1.96	0.84	N/A	0.96	0.83	1.46	0.83
Small Cap Value Insights Fund	1.21	1.96	0.84	N/A	0.96	0.83	1.46	0.83
U.S. Equity Insights Fund	0.93	1.68	0.56	1.06	0.68	0.55	1.18	0.55

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Small Cap Value Insights Fund, and Goldman Sachs U.S. Equity Insights Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2022 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2021 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and (in the case of the Large Cap Growth Insights Fund, Small Cap Growth Insights Fund, and U.S. Equity Insights Fund) a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including changes associated with the COVID-19 pandemic, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2020, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2021. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Large Cap Growth Insights Fund’s, Small Cap Growth Insights Fund’s, and U.S. Equity Insights Fund’s performance to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Funds’ portfolio management team to continue to enhance the investment models used in managing the Funds.

The Trustees noted that the Large Cap Growth Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one- and ten-year periods and in the third quartile for the three- and five-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2021. They observed that the Large Cap Value Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the ten-year period, in the third quartile for the one- and five-year periods, and in the fourth quartile for the three-year period, and had underperformed the Fund’s benchmark index for the one-, three-, five, and ten-year periods ended March 31, 2021. They noted that the Small Cap Equity Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the five- and ten-year periods and in the third quartile for the one- and three-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2021. The Board observed that the Small Cap Growth Insights Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group for the ten-year period and in the fourth quartile for the one-, three-, and five-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2021. They noted that the Small Cap Value Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three-, five-, and ten-year periods and in the third quartile for the one-year period, and had outperformed the Fund’s benchmark index for the ten-year period and underperformed for the one-, three-, and five-year periods ended March 31, 2021. The Trustees observed that the U.S. Equity Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, five-, and ten-year periods and in the third quartile for the three-year period, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three-, five-, and ten-year periods ended March 31, 2021.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2020 and 2019, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Large Cap Growth Insights Fund	Large Cap Value Insights Fund	Small Cap Equity Insights Fund	Small Cap Growth Insights Fund	Small Cap Value Insights Fund	U.S. Equity Insights Fund

First $1 billion	0.52%	0.52%	0.80%	0.80%	0.80%	0.52%

Next $1 billion	0.47	0.47	0.80	0.80	0.80	0.47

Next $3 billion	0.44	0.44	0.72	0.72	0.72	0.44

Next $3 billion	0.44	0.44	0.68	0.68	0.68	0.44

Over $8 billion	0.43	0.43	0.67	0.67	0.67	0.43

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Large Cap Growth Insights Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (i) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (j) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (k) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Funds’ ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the program; and (i) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2022.

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Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 72	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Dwight L. Bush Age: 64	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017- present); Director of MoneyLion Inc. (an operator of a data-driven, digital financial platform) (2021–present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				109	None

Kathryn A. Cassidy Age: 67	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Diana M. Daniels Age: 72	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003- 2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Joaquin Delgado Age: 61	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				109	Hexion Inc. (a specialty chemical manufacturer); Stepan Company (a specialty chemical manufacturer)

Eileen H. Dowling Age: 59	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

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Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Roy W. Templin Age: 61	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling and wall systems) (2016-Present); and was formerly Chairman of the Board of Directors, Con- Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Armstrong World Industries, Inc. (a ceiling and wall systems manufacturer)

Gregory G. Weaver Age: 70	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Verizon Communications Inc.

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 59	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	166	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2021.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2021, Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 17 portfolios (13 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 36 portfolios (21 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

140

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 59	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020–Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 53	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010- October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2021.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust – Domestic Equity Insights Funds – Tax Information (Unaudited)

For the year ended October 31, 2021, 19.78%, 12.22%, 42.87%, 83.08%, 50.55%, and 79.84% of the dividends paid from net investment company taxable income by the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, and U.S. Equity Insights Funds, respectively, qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2021, 1.68% of the dividend paid from net investment company taxable income by the Large Cap Growth Insights qualifies as section 199A dividends.

For the year ended October 31, 2021, 18.88%, 100%, 100%, 100%, 100%, and 100% of the dividends paid from net investment company taxable income by the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, and U.S. Equity Insights Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Large Cap Growth Insights, Small Cap Growth Insights Funds, and U.S. Equity Insights Funds designate $122,293,687, $133,176,106, and $39,351,044 respectively, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended October 31, 2021.

During the fiscal year ended October 31, 2021, the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, and Small Cap Growth Insights Funds, designate $58,684,328, $894,384, $249,282, and $3,961,440 respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

141

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.14 trillion in assets under supervision as of September 30, 2021, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund[4]
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund
∎	Defensive Equity Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund
∎	Clean Energy Income Fund
∎	Defensive Equity Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on July 29, 2021, the Goldman Sachs Short Duration Income Fund was renamed the Goldman Sachs Short Duration Bond Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado Eileen H. Dowling James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file their portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2021 Goldman Sachs. All rights reserved. 263325-OTU-1529205 DOMINSAR-21

Goldman Sachs Funds

Annual Report	October 31, 2021

Fundamental Equity International Funds
China Equity
Emerging Markets Equity
ESG Emerging Markets Equity
International Equity ESG
International Equity Income

Goldman Sachs Fundamental Equity International Funds

∎	CHINA EQUITY

∎	EMERGING MARKETS EQUITY

∎	ESG EMERGING MARKETS EQUITY

∎	INTERNATIONAL EQUITY ESG

∎	INTERNATIONAL EQUITY INCOME

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Fundamental Equity International Funds

Market Review

International Equities

International equities rallied during the 12-month period ended October 31, 2021 (the “Reporting Period”). The MSCI Europe, Australasia, Far East (EAFE) Index (Net, USD, Unhedged) (the “MSCI EAFE Index”) posted a return of 34.18%.*

As the Reporting Period began in November 2020, international equities rebounded following two months of declines in September and October 2020, with cyclical and value-oriented stocks outperforming growth-oriented stocks. Equity markets rallied early in the month as U.S. election results brought some clarity. The announcement of promising data from multiple COVID-19 vaccine developers gave further boost to investor sentiment in the last two months of 2020 as did the prospects of a global economic recovery. While European equities faced some headwinds from increasing COVID-19 cases and heightened lockdown restrictions, spillover optimism from the U.S. elections boosted European stocks. In the U.K., third quarter Gross Domestic Product (“GDP”) rose in its sharpest quarterly expansion on record. The Japanese equity market rallied driven by global cues, particularly around COVID-19 vaccine and U.S. Presidential election news. In fact, the Nikkei 225 Index, a measure of the Japanese equity market, closed December 2020 at its highest level since November 1991.

International equity markets overcame bouts of volatility during the first quarter of 2021 to surge to new highs during March, driven by two key themes—the accelerating rollout of the COVID-19 vaccines globally and the ongoing commitment from central banks around the world to support the economic recovery. Accelerating GDP growth, normalizing inflation and steepening yield curves laid the foundation for the “reflation trade,” as investors started to price in a brighter future. (Reflation is the inflation that typically comes immediately after a low-point in the economic cycle—often after economic stimulus, and the reflation trade is the purchase of specific stocks or sectors believed to outperform in that type of environment.) Markets took a sharp turn away from momentum stocks and favored cyclical sectors, many of which tend to be more value oriented. European equities were less impacted by inflation fears, as reopening progress pushed travel and leisure stocks higher, and U.K. equities were additionally buoyed by gains in energy prices. Markets welcomed the European Central Bank’s (“ECB”) decision to increase the pace of its Pandemic Emergency Purchase Programme (“PEPP”) asset purchases in response to the bond sell-off there. Markets also overcame pressure as AstraZeneca vaccine safety concerns and new local lockdown measures in France dampened near-term recovery prospects. March’s Euro-area Manufacturing Purchasing Managers Index posted a historical high. Japanese equities rose during the quarter, rallying on the back of a sharp rotation from growth to value stocks. Investor sentiment was also supported by the consistent weakness of the yen against the U.S. dollar and the rally in the U.S. equities.

The rotation from growth to value stocks took a breather in April 2021, with growth stocks outperforming their value counterparts. Starting in May 2021, equity markets across the world were impacted by rising commodity prices, which stoked fears of earlier than consensus expected interest rate hikes from central banks, particularly the U.S. Federal Reserve (the “Fed”). In June, international equities rallied following a weaker than consensus expected U.S. payrolls report that eased concerns of a shift to tighter monetary policy. Overall, discussions during the quarter centered on central bank liquidity tailwinds, fiscal stimulus, COVID-19 vaccine progress, economic reopening momentum, strong corporate profits and robust equity inflows. While inflation concerns were fairly pervasive, the Fed remained consistent in its messaging around expectations that price pressures would be transitory. European equities advanced for the fifth straight quarter amid a sharp rebound in economic growth, an accelerating COVID-19 vaccine rollout and significantly better than consensus expected first quarter 2021 corporate earnings. Cyclical stocks generated the best returns, although sector performance was broadly positive. The ECB maintained its accommodative monetary policy stance, while also upgrading its GDP growth forecast and raising its inflation forecast for both 2021 and 2022. In the U.K., the Bank of England (“BOE”) raised its economic growth forecast for 2021 and tapered its pace of asset purchases. In Japan, state of emergency measures following a third wave of COVID-19 cases that had begun in March 2021 and slowing COVID-19 vaccine rollouts weighed on investor sentiment for the majority of the second calendar quarter. However, the Japanese equity market rallied strongly during the first half of June, likely driven by the increased pace of inoculations. This exuberance was short-lived, however, as the direction of the Japanese equity market again turned sharply down in the middle of June in step with the U.S. equity markets.

*	All index returns are expressed in U.S. dollar terms.

1

MARKET REVIEW

International equities fell during the third quarter of 2021 for the first time in six quarters. During the first half of the quarter, the international equity markets delivered strong returns, continuing the trend from the second calendar quarter along with an additional focus on positive corporate earnings as well as accommodative monetary policies. Pandemic-related pressures appeared to be easing, and economic activity appeared to be increasing. However, the markets receded in the second half of the third calendar quarter, primarily due to the Fed’s announcements around tapering of monthly asset purchase plans but also due to heightened worries around an increase in interest rates, global supply chain concerns, COVID-19 Delta variant cases and China regulations on Chinese technology stocks. Then, a debt crisis at one of China’s largest property developers destabilized markets. All that said, European equities advanced for the sixth straight quarter, as risk sentiment was bolstered by robust corporate earnings, solid economic growth and an accommodative policy environment. The ECB signaled it would maintain interest rates at record lows for a longer period to support the economic recovery and unveiled a new flexible inflation policy framework. In the U.K., the BOE left monetary policy unchanged but signaled it was moving closer to raising its interest rates. Japanese equities also advanced during the quarter, rebounding largely on the Tokyo Olympics that began in July 2021 and on the election of Fumio Kishida to be the nation’s next prime minister. Kishida is widely expected to compile a sizable fiscal package to shore up the Japanese economy. Bringing the MSCI EAFE Index into negative territory for the quarter were the equity markets of Germany and the Pacific Basin ex-Japan, which declined.

Many of the concerns that dominated the international equity markets in September 2021 ebbed somewhat in October, and the MSCI EAFE Index returned to positive territory, supported in Europe and the U.K. particularly by favorable third calendar quarter corporate earnings reports. The Japanese equity market declined in October as investors digested the prospects of new prime minister Kishida ahead of the general election that took place on October 31. Global news flow was generally negative in the first half of October, especially from China, but the sustained strength of U.S. equity markets provided some support for Japan. Equity markets in the Pacific Basin ex-Japan rose, rallying on both positive corporate earnings guidance and an ongoing decline in the number of new COVID-19 cases in many countries in the region. However, shares were weaker toward the end of the month with ongoing concerns around rising energy prices, higher inflation and ongoing tensions between the U.S. and China weighing on investment sentiment

For the Reporting Period as a whole, energy, financials and information technology were the strongest performing sectors in the MSCI EAFE Index, each producing a robust double-digit positive absolute return. The weakest performing sectors in the MSCI EAFE Index were communication services, utilities and consumer staples, with each still generating a double-digit positive absolute return during the Reporting Period, albeit more modest.

From a country perspective, Austria, Norway and the Netherlands were the strongest performing constituents of the MSCI EAFE Index during the Reporting Period, each posting a strong gain. New Zealand was the only constituent of the MSCI EAFE Index to post a negative absolute return during the Reporting Period. Hong Kong and Japan generated positive double-digit absolute gains but were also among the weakest relative performers, significantly underperforming the MSCI EAFE Index during the Reporting Period.

Emerging Markets Equities

Emerging markets equities rallied during the Reporting Period. The MSCI Emerging Markets Index (Net, USD, Unhedged) (the “MSCI EM Index”) posted a return of 16.96%.* Still, emerging markets equities significantly underperformed developed markets equities on a relative basis, as measured by the MSCI EAFE Index, which returned 34.18%* for the same time period.

As the Reporting Period began in the last two months of 2020, emerging markets equities advanced in the wake of the U.S. elections and several companies releasing successful COVID-19 vaccine results. There was also positive news, as COVID-19 vaccines started being distributed across the world, boosting investor optimism along with strong flows into emerging markets equity funds. However, toward the end of calendar year 2020, the emergence of a new, more contagious strain of COVID-19 slightly dampened sentiment and caused some countries to reinstate some restrictions. South Korea and Brazil were among the top performing countries in these months. South Korea was at the forefront of COVID-19 testing and, as a result, has been able to keep cases low. Brazil showed a strong rebound in its consumption of fuel, which recovered to higher than pre-pandemic levels. India also performed well. India, which has struggled to recover from the fallout of the COVID-19 pandemic, launched a massive vaccination drive. China was among the weakest performers, as tensions between China and the U.S. flared up again after the U.S.

*	All index returns are expressed in U.S. dollar terms.

2

MARKET REVIEW

announced plans to delist some Chinese stocks from the New York Stock Exchange. In Europe, Greece was a weak performer though it posted positive absolute returns. Greece’s equity market was pressured by the country entering another lockdown as it struggled to contain the spread of COVID-19.

Emerging markets equities were up modestly for the first quarter of 2021 overall but fell in March, as COVID-19 vaccine rollouts slowed in some countries. Investor optimism and risk tolerance waned during the quarter, as consensus expectations of higher inflation and rising yields caused heightened volatility in equities across regions. Emerging market equity fund flows remained positive, but momentum slowed. Earnings estimates for the MSCI EM Index were revised down slightly in March 2021. Saudi Arabia and Mexico were some of the top performing countries. Oil prices rose given the Organization of the Petroleum Exporting Countries’ (“OPEC”) agreements for countries, including Saudi Arabia, to maintain lower levels of production. Mexico benefited from the new United States-Mexico-Canada Agreement (“USMCA”) trade deal and also reaped benefits from the U.S.’ $1.9 trillion stimulus plan, both of which led to economic growth estimates for Mexico to increase for calendar year 2021. China was among the weakest performers, as investor sentiment was dampened by rising inflation as well as by early signs of the government tightening its stimulus policies. Egypt and Turkey were also weak performers. Egypt in particular suffered amid the fallout of the Suez Canal blockage that resulted in a stall in global shipping.

Emerging markets equities markets rose more solidly in the second quarter of 2021, as both COVID-19 vaccine availability and distribution continued to increase, though the global spread of the Delta variant slightly dampened recovery optimism. Still, favorable investor sentiment around a return to normalcy outweighed these concerns as well as worries about rising interest rates and the possibility of tightening fiscal policies. Brazil was one of the top performing countries during the quarter, driven by an acceleration in the COVID-19 vaccine rollout. Russia and Saudi Arabia were also strong performers, as their economies and domestic businesses benefited from higher crude oil prices. India also performed well, as the nation’s daily COVID-19 infections seemed to have peaked and were steadily decreasing China’s equity market was only slightly positive on the quarter, as regulatory concerns, mainly in the technology sector, continued to weigh on sentiment.

The MSCI EM Index fell during the third quarter of 2021, as the global spread of the Delta variant dampened recovery optimism and concerns grew over regulations in China. Though rising slightly in August 2021 on reassurances by the Fed, easy monetary policy in India and declining infection rates in Asia, emerging markets equities experienced significant sell-offs in July and September, as investors focused on concerns around rising interest rates and the possibility of tightening fiscal policies. China was among the weakest markets in the MSCI EM Index during the quarter, as regulatory concerns, mainly in the technology sector, continued to weigh on sentiment. Investors were confronted with increased regulatory scrutiny on companies focused on e-commerce, online education and cybersecurity. India was one of the top performing countries, driven by steady government spending and company valuations. Also, positively, the nation’s daily COVID-19 infections continued to decline. Russia and Saudi Arabia were also strong performers, as their economies and domestic businesses continued to benefit from higher crude oil prices.

Emerging markets equities markets rose slightly in October 2021, as COVID-19 vaccination rates increased and the global spread of the Delta variant slowed in most regions. Also, emerging markets equities were expected by the consensus to see a strong earnings recovery though the end of 2021. Asia’s factory activity stepped up a gear in October, as emerging economies saw COVID-19 infections subside, but rising input costs, material shortages and slowing Chinese economic growth clouded the outlook. China’s factory activity expanded at its fastest pace in four months in October, but a sub-index for output showed production shrank for the third straight month due to power shortages and rising costs. India’s equity market posted a negative return for the month, driven by investor concerns about steep valuations and liquidity normalization signals by its central bank. Brazil’s equity market also fell in October, mostly due to inflation concerns and doubts about the economic policy of the nation’s government and its intention to relax fiscal rules to increase social spending. Russia was a strong performer, again benefiting from higher crude oil prices.

For the Reporting Period as a whole, energy, materials and financials were the strongest sectors in the MSCI EM Index during the Reporting Period, each posting a robust double-digit positive absolute return. Consumer discretionary, real estate and communication services were the weakest performing sectors in the MSCI EM Index, each generating a negative absolute return during the Reporting Period.

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MARKET REVIEW

From a country perspective, the Czech Republic, Russia, Hungary, Argentina and Poland were the best performing individual constituents of the MSCI EM Index for the Reporting Period, each of which posted a robust double-digit absolute gain. Conversely, the only constituents of the MSCI EM Index to post negative absolute returns for the Reporting Period overall were China and Pakistan. Egypt, Malaysia and Peru were also among the weakest performers but posted modestly positive absolute returns during the Reporting Period.

Looking Ahead

International Equities

The Reporting Period can be characterized as a choppy transition to the post-COVID-19 pandemic recovery environment. Reminiscent of the words of Mario Draghi, formerly the President of the European Central Bank and currently the Prime Minister of Italy, central banks “will do whatever it takes” to maintain accommodative monetary policies. Going forward, fiscal and monetary support could continue to limit international equity market downside, in our view, and set the foundation for a more sustainable economic recovery. Additionally, with 60% to 80% vaccination rates of developed market populations overall at the end of the Reporting Period, we expected economic activity to further increase. While some near-term, short-lived pullbacks may be overdue, we believed the longer-term momentum for international equity markets was to the upside. Further, in our view, valuations at the end of the Reporting Period remained at historically attractive relative prices versus the U.S., and investor inflows had accelerated.

As always, we maintain our focus on seeking companies with durable businesses that we believe will generate long-term growth in today’s ever-changing market conditions.

Emerging Markets Equities

At the end of the Reporting Period, we remained constructive in our perspective and saw opportunities across the emerging markets equities markets. First and foremost, COVID-19 vaccination rates in countries across the emerging markets complex remained largely behind their developed market peers—especially when looking at the share of the population that had been fully rather than just partially vaccinated. There were some notable exceptions to the rule, namely China, Chile and Malaysia. However, many key markets, including Brazil and Mexico in Latin America as well as Taiwan and India in Asia, were left with significant catch-up potential. For context, the European Union, the U.K. and the U.S. had managed to get 60% to 80% of their respective populations fully vaccinated, while Taiwan and India were still working toward the first 20% of their respective populations. On the positive side, both countries had, toward the end of the Reporting Period, overcome the latest wave of infections, and, as COVID-19 vaccination rates gradually rose, investors were taking the view that the bulk of the recovery rally, which had already played out to a larger extent in the developed world, was yet to come. This expectations among investors was also reflected in earnings estimates across regions, with forecasts for the emerging markets expected to be approximately 50% higher in 2021 compared to 2020 levels, comfortably outpacing developed Europe and the U.S.

While investors have grown used to monitoring daily COVID-19 infection and vaccination rates, concerns around inflation became more pronounced, especially in September 2021 when U.S. Fed Chair Powell indicated a potential tapering of the Fed’s asset purchasing program might start “soon.” Whether inflation proves to be transitory or sticky in nature, the consensus view was that hyper-accommodative financial conditions might slowly find themselves on a path to normalization. This applies to virtually all equity markets, but emerging markets equity investors are arguably most cautious and reminded of the “taper tantrum” in 2013. (Taper tantrum refers to the 2013 collective reactionary panic that triggered a spike in U.S. Treasury yields, after investors learned that the U.S. Federal Reserve was slowly putting the brakes on its quantitative easing program. The tapering of the Fed’s quantitative easing program led to a significant sell-off in some emerging markets equities markets, as many felt those economies with the largest balance sheet imbalances and who had become most reliant on foreign capital, i.e., emerging markets, would not see the level of investing they sought.) In this context, it is important to note that emerging markets equities as an asset class have changed meaningfully since then, and many emerging markets countries are in substantially better shape to weather any potential storm. On average, foreign exchange reserves are higher; current accounts are more robust, partially driven by a collapse in imports and oil prices during 2020; and inflation rates remain somewhat subdued on a historical basis. Additionally, some emerging

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MARKET REVIEW

markets are already ahead of the game, so to speak, and have started to rein in their monetary easing programs by reducing monetary supply or, in some instances, hiking interest rates. In Asia specifically, some countries have been able to control COVID-19 earlier than developed markets, reducing the need for drastic fiscal or monetary measures and leaving more room to maneuver monetary policy if necessary. From an equity investment standpoint, an uptick in inflation can also have its benefits. The past has shown that higher prices driven by strong demand and economic strength provides a positive backdrop for emerging market equity returns due to the universe’s export-focused economies. When it comes to picking stocks, we favor high quality companies with what we view as strong cash flows, dominant market positions and, as a result, pricing power. In our view, this should provide some protection from inflationary pressures, as such companies often can pass through higher input costs to consumers and, in turn, bolster their earnings.

Beyond broad emerging markets dynamics, China remains a key market that will likely, we believe, determine the course of the asset class. After a strong 2020, delivering robust equity returns and outperforming all other major equity markets, China was a significant source of volatility in 2021. Triggered by regulatory tightening, especially within the digital economy, and jitters in its real estate sector, Chinese equities were down approximately 30% from their February 2021 peak through the end of October 2021, and valuations were back to pre-COVID-19 levels. While China equities have experienced a bear market in 17 of the last 20 years and still managed to outperform U.S. stocks during the same period, many investors at the end of the Reporting Period were asking themselves how to invest in the market going forward. For us, the structural investment case had not changed. Market participants have been surprised by the rapid acceleration in reform momentum, but the broad consensus is that measures have been in line with the country’s five-year plan—transforming the economy from a production-driven dinosaur into an innovation powerhouse that lives from domestic consumption. This does not mean risk dynamics have not changed and upside expectations need to be adjusted over the near term. But, in our view, the key investment areas remain the same. At the end of the Reporting Period, we continued to find opportunities across 1) premium consumer goods that may benefit from a broadening middle class; 2) areas of technology catch-up in health care and industrials; 3) green economy industries contributing to China’s ambitions climate agenda; and 4) financial institutions benefiting from an ongoing opening of China’s capital markets.

In summary, while we acknowledged the primary risk factors that could impact returns to the downside for the emerging markets equities asset class, we believed at the end of the Reporting Period those risk factors were well understood and largely priced in, especially given the sell-off in China’s equity market. At the margin, we viewed markets as too focused on the short term, losing sight of the structural growth opportunities underpinning our constructive stance on emerging markets equities. Valuations had climbed back to historical averages, which we believed to be attractive given the emerging markets universe today is more domestically oriented with lower reliance on commodities than in previous cycles. In their place, higher quality and growth-oriented consumer and technology companies now account for more than 50% of MSCI EM weight, up from approximately 30% in 2008. Hence, we would argue that the historical average was biased downward and that valuations seen at the end of the Reporting Period appeared compelling on a sector-adjusted basis. In our opinion, relative valuations were also compelling, trading at record discounts to developed markets equities, while emerging markets equities’ earnings growth year-to-date through October 2021 outpaced their developed markets counterparts. Given corporate fundamentals typically explain about 85% of emerging markets equities performance over any 10-year period, we believed this to be an interesting entry-point to the asset class. Indeed, emerging markets equities saw record inflows during the Reporting Period, as investors moved to close their underweight positions.

As bottom-up investors, we intend to stay true to our investment philosophy and seek to avoid trying to time markets or seek exposure to binary geopolitical outcomes. While we have framed our view ahead around the prospects for the asset class in general, from an investment perspective, we intend to continue to focus on finding sound businesses that we believe are trading at meaningful discounts. In short, as always, we maintain our focus on seeking high-quality equity investments trading at compelling valuations and intend to stay true to our long-term discipline as we seek to achieve long-term capital appreciation and navigate potentially volatile markets ahead. We remain cognizant of broader market trends but believe by being selective and discriminatory at the company level, there are compelling opportunities to be found across the emerging markets equities landscape.

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PORTFOLIO RESULTS

Goldman Sachs China Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Emerging Markets Equity Team discusses the Goldman Sachs China Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 1.96%, 1.22%, 2.28%, 2.22%, 2.29% and 2.26%, respectively. These returns compare to the -0.59% average annual total return of the Fund’s benchmark, the MSCI China All Shares Index (Net, USD, Unhedged) (the “Index”).

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Index on a relative basis during the Reporting Period, primarily attributable to individual stock selection. Sector allocation also contributed positively to the Fund’s relative results during the Reporting Period.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Index from holdings in Contemporary Amperex Technology, XPeng and Yunnan Energy New Materials.

Contemporary Amperex Technology operates as a battery products manufacturing company within the renewable energy industry. It is a leading lithium-ion battery manufacturer with sizable overseas exposure. Its stock performed well during the Reporting Period owing to robust demand and recovery in the new energy vehicle market and to stable operations from the company’s energy storage services segment.

XPeng, a new position for the Fund during the Reporting Period, is a leading smart electric vehicle maker for the mid-market segment in China. Following its Initial Public Offering (“IPO”) in August 2020, XPeng delivered solid third quarter 2020 earnings with robust margins that beat market expectations. The company performed well given strong demand for its vehicles in China, a strong product mix and broad recovery in the new energy vehicle market coming out of the COVID-19 pandemic. Its share price also experienced a tailwind from countries across the globe announcing ambitious carbon neutrality targets, underscoring the growth potential of the company’s addressable market.

Yunnan Energy New Materials is the largest producer of separators for lithium-ion batteries in China. The company also possesses a first-mover advantage in terms of capacity and wet process in production while being one of the most cost-efficient players in the industry. (The wet process consists of mixing, heating, extruding, stretching and additive removal steps.) Its stock performed well primarily as a result of robust demand for separators and broader recovery in the new energy vehicle market.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in Yatsen Holdings, Bilibili and Alibaba Health Information Technology.

Yatsen Holding, a new position for the Fund during the Reporting Period, is a leading cosmetic and skincare retail and solutions provider in China. The company performed weakly on account of low sales growth against a challenging and increasingly competitive business environment. In light of our view that it would have persistent medium-term challenges, especially in its premium segment, we sold the Fund’s position in its stock by the end of the Reporting Period.

Bilibili, a new position for the Fund during the Reporting Period, operates a major online video platform in China, focusing on comics, animation content, life entertainment and knowledge-related content. Its share price underperformed the Index during the Reporting Period primarily as a result of increasing government scrutiny and regulations on online platforms, which raised monetization fears. However, at the end of the Reporting Period, we remained positive on the long-term potential of the company

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PORTFOLIO RESULTS

based on what we believe may be future adoption and development of its platform.

Alibaba Health Information Technology is one of the largest online healthcare platforms and largest online retail pharmacies in China. Its stock was weak during the Reporting Period primarily because of its plans to invest in logistics and artificial intelligence technology to develop its services capabilities, which many investors believed was likely to impact the company’s profitability in the coming quarters. At the end of the Reporting Period, we remained positive about the company’s long-term prospects due to what we saw as its advantageous position in China’s underdeveloped and low penetration Internet healthcare industry.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most positively to the Fund’s performance relative to the Index were industrials, financials and consumer discretionary, where stock selection in each boosted relative results most. Having an overweight to industrials, which outperformed the Index during the Reporting Period, and having an underweight to consumer discretionary, which underperformed the Index during the Reporting Period, also helped. Conversely, the sectors that detracted from the Fund’s relative results most during the Reporting Period were information technology, utilities and health care, wherein stock selection in each was weak. Having an underweight to utilities, which outperformed the Index during the Reporting Period, also dampened the Fund’s relative results.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives or similar instruments during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the new purchases mentioned earlier, we initiated a Fund position during the Reporting Period in Sungrow Power Supply. The company is a world-leading photovoltaic inverter solutions provider with approximately 25% market share globally. We expect it to continue to post strong results driven by a strong installation outlook and by market share gains in China, especially from foreign buyers.

We established a Fund position in Netease, a major online games developer. We expect the company to be a strong performer longer term owing to what we view as a robust pipeline of online titles and greater demand for online services.

Conversely, in addition to those sales already mentioned, we exited the Fund’s position in China Life Insurance, a major insurance provider in China. We sold the position given its weak operating results, partly driven by an unfavorable investment environment and a loss in its agent sales force nationwide.

We eliminated the Fund’s position in Jiangsu Hengrui Pharmaceuticals, one of the largest pharmaceutical providers in China with a deep pipeline of first-to-market generic as well as innovative drugs. However, given increasing pressure on profitability owing to large price cuts on account of policy-driven, volume-based procurement, we sold the position.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Most sector weights are usually established within a relatively narrow range from the Index, as our team prefers to make decisions at the individual stock level, where we believe we can generate more added value. That said, during the Reporting Period, relative to the Index, the Fund’s exposure to communication services increased, and its allocations to information technology, consumer discretionary and health care decreased. Exposure was newly-established in the utilities sector during the Reporting Period. The Fund’s allocation to cash decreased during the Reporting Period.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted positions relative to the Index in the industrials and communication services sectors. On the same date, the Fund had underweighted positions compared to the Index in the financials, real estate and utilities sectors and was relatively neutrally weighted compared to the Index in materials, consumer discretionary, consumer staples, health care, energy and information technology

As always, we remained focused on individual stock selection, with sector positioning being a secondary, closely-monitored effect.

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FUND BASICS

China Equity Fund

as of October 31, 2021

TOP TEN HOLDINGS AS OF 10/31/21[1,2]

Holding	% of Net Assets	Line of Business	Country

Tencent Holdings Ltd.	8.5%	Media & Entertainment	China
Alibaba Group Holding Ltd.	5.0	Retailing	China
Meituan Class B	4.7	Retailing	China
Kweichow Moutai Co. Ltd. Class A	4.2	Food Products	China
Contemporary Amperex Technology Co. Ltd. Class A	3.9	Capital Goods	China
China Merchants Bank Co. Ltd. Class H	3.2	Banks	China
Wuxi Biologics Cayman, Inc.	2.6	Pharmaceuticals, Biotechnology & Life Sciences	China
Alibaba Group Holding Ltd.	2.5	Retailing	China
China Mengniu Dairy Co. Ltd.	2.3	Food Products	China
Sungrow Power Supply Co. Ltd. Class A	2.1	Capital Goods	China

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

[2]	The line of business for each holding is reported at the industry or sub-industry level.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[3]

As of October 31, 2021

[3]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.3% of the Fund’s net assets at October 31, 2021.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

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GOLDMAN SACHS CHINA EQUITY FUND

Performance Summary

October 31, 2021

The following graph shows the value, as of October 31, 2021, of a $1,000,000 investment made on November 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® China All Shares Index (Net, USD, Unhedged) is shown. The MSCI® China All Shares Index commenced operations in 2014. Since the MSCI® China All Shares Index has not been in existence for 10 full calendar years as of the end of the Reporting Period, 10 year returns are not available. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2011 through October 31, 2021.

Average Annual Total Return through October 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	1.96%	14.28%	9.18%	—
Including sales charges	-3.64%	12.99%	8.56%	—

Class C
Excluding contingent deferred sales charges	1.22%	13.43%	8.36%	—
Including contingent deferred sales charges	0.21%	13.43%	8.36%	—

Institutional	2.28%	14.69%	9.59%	—

Investor (Commenced February 28, 2014)	2.22%	14.57%	N/A	10.25%

Class R6 (Commenced February 28, 2018)	2.29%	N/A	N/A	9.81%

Class P (Commenced April 16, 2018)	2.26%	N/A	N/A	10.42%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

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PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

At a special meeting of the shareholders of the Goldman Sachs Trust held on January 8, 2021, shareholders of the Goldman Sachs Emerging Markets Equity Fund approved a proposal to change the Fund’s sub-classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified” and eliminated the related fundamental investment restriction.

Accordingly, effective that same date, the Fund was “non-diversified” and may invest a greater portion of its assets in one or more issuers or in fewer issuers than “diversified” mutual funds. As a “non-diversified” fund, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Emerging Markets Equity Team discusses the Goldman Sachs Emerging Markets Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 20.11%, 19.23%, 20.51%, 19.90%, 20.43%, 20.51% and 20.50%, respectively. These returns compare to the 16.96% average annual total return of the Fund’s benchmark, the MSCI Emerging Markets Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Index on a relative basis during the Reporting Period, primarily attributable to individual stock selection. Country allocation also added value. From a country perspective, effective stock selection and allocation positioning in China, Russia and India contributed most positively to the Fund’s performance. These positive contributors were only partially offset by the detracting effects of having an underweight to the strongly performing Saudi Arabia market, weak stock selection in Brazil and having some exposure to Vietnam, which is not a constituent of the Index and which underperformed the Index during the Reporting Period.

Q	What were some of the Fund’s best-performing individual stocks?

A	The strongest contributors to the Fund’s performance during the Reporting Period were Alibaba Group Holding, TCS Group Holdings and Silergy.

Alibaba Group Holding is a China-based technology company specializing in e-commerce, retail, Internet and technology. Having an underweight in Alibaba Group Holding contributed most positively to the Fund’s relative results, as the company’s stock experienced a double-digit decline during the Reporting Period. Its share price was weak due primarily to regulation risk, as China initiated investigations on online activities. These anti-monopoly investigations into the Internet service industry were a headwind to both market sentiment and to the business outlook for leaders in the industry. Despite near-term pressures, at the end of the Reporting Period, we remained constructive on the prospects of the overall industry and of its major players over the medium to long term. We expected to see an accelerated offline-to-online migration of the retail sector and a faster pace of digitization in China’s economy, which is already a global leader on that front. In our opinion, these trends should bode well for the long-term growth potential of Alibaba Group Holding’s e-commerce and cloud businesses as well as for some of its other ventures.

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TCS Group Holdings is a provider of online loans and lifestyle services to individuals as well as of transactional services to small and medium enterprises in Russia. The company is the second largest in the Russian credit card market. It also has well diversified revenue sources, including its recent entry into secured lending, which may support loan growth going forward, in our view. The company’s stock performed well during the Reporting Period on strong fundamentals and an improving credit cost outlook, an important variable for financials sector stocks. At the end of the Reporting Period, we believed TCS Group Holdings was well positioned against the backdrop of a growing credit card market and an increase in credit card penetration in Russia.

Silergy is a China-based designer and manufacturer of a broad range of high performance analog integrated circuits. Its performance during the Reporting Period was mainly attributable to strong revenue growth, driven by semiconductor price hikes and by the company’s market share expansion. At the end of the Reporting Period, we remained positive on Silergy’s long-term growth potential given what we saw as strong market share gains in both the fifth-generation (5G) and automotive markets. We also expected the company’s market share to extend further in China, driven by a local sourcing trend and by improvement of Silergy’s product pipeline.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in Tencent Holdings, NCSoft and Ping An Insurance.

Tencent Holdings is a Chinese Internet company whose share price was impacted during the Reporting Period by regulation risk in China, as anti-monopoly investigations against all Chinese Internet companies by the country’s government accelerated, leading to weak market sentiment. A broad market rotation from growth-oriented stocks to value-oriented stocks also weighed on its performance. At the end of the Reporting Period, we expected its gaming and advertisement revenue to grow given an increase in its product offering and in what it calls its Mini Program platform development.

NCSoft is a leading online gaming company in South Korea that specializes in multiplayer, interactive gaming. In our view, NCSoft has a strong team of talented game developers and a proven track record of launching games that have become long-lasting franchises. However, during the Reporting Period, the company launched a new game with high market expectations that were not met despite strong pre-registration figures. The company failed to communicate with players, and, as a result, the company will likely not generate as much revenue from the game as consensus expected. At the end of the Reporting Period, we believed NCSoft would be able to recover its lost profits through its robust pipeline of game launches in the coming year. We remained optimistic on its overall outlook given its track record and the growing profitable industry of online gaming broadly.

Ping An Insurance is a China-based insurance company that faced some slowdown pressure in sales as it restructures its agency network—a process that has been delayed by COVID-19. The company delivered relatively weak results in the second quarter of 2021, with declines in new premium sales and in profits. Still, at the end of the Reporting Period, we believed the company was on track to continue its operational improvements through further product mix optimization and channel reform. We also believed that with a leading agency network in China, Ping An Insurance can maintain its lead over its peers and benefit most from the long-term growth seen in the life insurance sector in China.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	Relative to the Index, strong stock selection within the consumer discretionary, financials and information technology sectors contributed most positively to the Fund’s performance. Conversely, having underweighted allocations to materials and energy, each of which outperformed the Index during the Reporting Period, detracted from the Fund’s performance. Weak stock selection in the health care sector also hurt. Having a position in cash, albeit modest, during a Reporting Period when the Index rallied, further dampened the Fund’s relative results.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of our active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in Zomato via its Initial Public Offering. India’s first “unicorn,”

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PORTFOLIO RESULTS

i.e. a privately-owned start-up with a valuation of more than US$1 billion, runs the biggest food delivery and discovery platform in the country. The company’s business model is driven by charging commissions from restaurant partners who list on its app for food delivery or visibility as well as monthly or annual subscription fees from customers. During the past few years, an increase in Internet connectivity and smartphone penetration has resulted in the rapid adoption of Internet services in India, thereby helping Zomato achieve both critical scale and funding. Second only to China, India offers Internet companies access to more than one billion potential users, providing Zomato, in our view, with a long runway for monetization as its network-focused service models expand its reach.

We established a Fund position in MediaTek, a Taiwanese semiconductor company. After a strong share price rally in April 2021, investors took profits and the stock corrected, which gave us a compelling entry point to initiate the position in May 2021, in our view. MediaTek is the largest fabless integrated circuit design company in Taiwan. It provides integrated circuits for a wide variety of applications, including mobile processors, Wi-Fi, Bluetooth, TV remote controls, optical disk drives and analog integrated circuits. MediaTek has a leading position in the mobile market and has leveraged that position to further expand into other communication and consumer electronics. The company has also been a key beneficiary of China’s fifth generation (5G) market consolidation and has caught up, we believe, to its largest competitors through ongoing research and development and investments in both its technology and key partnerships. In addition to the secular growth opportunity, the company also offers exposure to the cyclical recovery, in our opinion, as the global economic reopening is driving semiconductor demand globally.

Conversely, we sold the Fund’s position in China-based DiDi Global, which operates passenger transportation platforms, soon after its Initial Public Offering, given heightened scrutiny from regulatory authorities around cyber-security issues. DiDi Global has become the largest ride hailing platform in China with a market share of more than 80% in the domestic shared mobility market. While we believe the company’s dominant market position is not necessarily threatened by the new regulatory regime in China, its monetization plans and further market share expansion could experience a significant slowdown, in our view. Against this backdrop, we decided to sell the position.

We exited the Fund’s position in New Oriental Education & Technology, the largest provider of private educational services in China. The company offers a wide range of educational programs, services and products, consisting primarily of K-12 after-school training, English training and test preparation courses for overseas study. In 2021, the Chinese government tightened its regulatory framework around the after-school training market through a series of measures, which many believe is likely to slow industry growth going forward. Due to the increased regulatory risk and a more challenging operating environment, we sold the position.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Fund weightings at a sector level are driven by bottom-up stock selection. That said, during the Reporting Period, there were no notable changes in the Fund’s sector or country weightings during the Reporting Period.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted exposure to Brazil, Russia and Poland and underweighted exposure to China, South Korea, Saudi Arabia and Taiwan relative to the Index. On the same date, the Fund was relatively neutrally weighted to the Index in the remaining components of the Index, with the exceptions of Pakistan, Czech Republic, Colombia, Argentina, Peru, Chile, Kuwait, Qatar and Malaysia, where the Fund had no exposure at the end of the Reporting Period. The Fund also had exposure to equity markets that are not components of the Index, including Singapore, Slovenia and the U.S.

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in consumer discretionary, consumer staples, information technology and communication services at the end of the Reporting Period. The Fund had underweighted positions compared to the Index in the materials and utilities sectors at the end of the Reporting Period. The Fund had rather neutral allocations to the Index in the industrials, health care, financials and real estate sectors and had no allocation to the energy sector at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

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FUND BASICS

Emerging Markets Equity Fund

as of October 31, 2021

TOP TEN HOLDINGS AS OF 10/31/21[1,2]

Holding	% of Net Assets	Line of Business	Country

Taiwan Semiconductor Manufacturing Co. Ltd.	7.1%	Semiconductors & Semiconductor Equipment	Taiwan
Tencent Holdings Ltd.	5.7	Media & Entertainment	China
Samsung Electronics Co. Ltd.	4.8	Technology Hardware & Equipment	South Korea
Alibaba Group Holding Ltd. ADR	3.2	Retailing	China
Meituan Class B	2.6	Retailing	China
iShares ESG Aware MSCI EM ETF	2.2	Exchange Traded Fund	United States
China Merchants Bank Co. Ltd. Class H	2.2	Banks	China
TCS Group Holding plc GDR	1.7	Banks	Russia
MercadoLibre, Inc.	1.5	Retailing	Argentina
Silergy Corp.	1.5	Semiconductors & Semiconductor Equipment	China

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

[2]	The line of business for each holding is reported at the industry or sub-industry level.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[3]

As of October 31, 2021

[3]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 1.0% of the Fund’s net assets at October 31, 2021.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

13

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Performance Summary

October 31, 2021

The following graph shows the value, as of October 31, 2021, of a $1,000,000 investment made on November 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® Emerging Markets Index (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Emerging Markets Equity Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2011 through October 31, 2021.

Average Annual Total Return through October 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	20.11%	12.56%	7.27%	—
Including sales charges	13.52%	11.30%	6.67%	—

Class C
Excluding contingent deferred sales charges	19.23%	11.72%	6.47%	—
Including contingent deferred sales charges	18.23%	11.72%	6.47%	—

Institutional	20.51%	12.97%	7.68%	—

Service	19.90%	12.41%	7.14%	—

Investor	20.43%	12.85%	7.54%	—

Class R6 (Commenced July 31, 2015)	20.51%	12.99%	N/A	10.96%

Class P (Commenced April 16, 2018)	20.50%	N/A	N/A	8.67%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

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PORTFOLIO RESULTS

Goldman Sachs ESG Emerging Markets Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

At a special meeting of the shareholders of the Goldman Sachs Trust held on April 9, 2021, shareholders of the Goldman Sachs ESG Emerging Markets Equity Fund approved a proposal to change the Fund’s sub-classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified” and eliminated the related fundamental investment restriction.

Accordingly, effective that same date, the Fund was “non-diversified” and may invest a greater portion of its assets in one or more issuers or in fewer issuers than “diversified” mutual funds. As a “non-diversified” fund, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Management Discussion and Analysis

After the close of business on January 22, 2021, Goldman Sachs Imprint Emerging Markets Opportunities Fund (the “Acquired Fund”) was reorganized with and into the Goldman Sachs ESG Emerging Markets Equity Fund (the “Surviving Fund”), and shareholders of the Acquired Fund received shares of the Surviving Fund that were equal in aggregate net asset value to the shares of the Acquired Fund held at that time (the “Reorganization”). Detailed information on the Reorganization is contained in the Combined Information Statement/Prospectus previously filed with the Securities and Exchange Commission.

Below, the Goldman Sachs Global Emerging Markets Equity Team discusses the Goldman Sachs ESG Emerging Markets Equity Fund (the “Fund”) performance and positioning for the 12-month period ended October 31, 2021 (the “Reporting Period”).

The Fund uses a proprietary framework to identify and invest in a selective portfolio of companies that satisfy the Fund’s Environmental, Social and Governance (“ESG”) criteria. By incorporating ESG criteria and an active ownership approach, the Fund seeks to manage risk from an ESG perspective and invest in sustainable businesses trading at attractive valuations that may generate excess returns over the benchmark.

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 19.52%, 18.60%, 19.81%, 19.82%, 19.90%, 19.18% and 19.92%, respectively. These returns compare to the 16.96% average annual total return of the Fund’s benchmark, the MSCI Emerging Markets Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

The Fund outperformed the Index on a relative basis during the Reporting Period, primarily attributable to individual stock selection. Country allocation also added value. From a country perspective, effective stock selection in China contributed most positively to the Fund’s relative performance. Following at some distance, stock selection in Taiwan and having an overweighted allocation to Russia, which outperformed the Index during the Reporting Period, also added value. These positive contributors were only partially offset by the detracting effect of having underweighted allocations to Saudi Arabia and Thailand,

15

PORTFOLIO RESULTS

which each outperformed the Index and having an overweighted allocation to Brazil, which underperformed the Index during the Reporting Period. Weak stock selection in Brazil and Thailand also hurt the Fund’s relative results. The Fund’s relative results were further dampened by having an exposure, albeit modest, to cash during a Reporting Period when the Index posted a solid positive return. Sector allocation overall detracted, albeit modestly.

Q	What were some of the Fund’s best-performing individual stocks?

A	The strongest contributors to the Fund’s performance during the Reporting Period were Alibaba Group Holding, TCS Group Holdings and Silergy.

Alibaba Group Holding is a China-based technology company specializing in e-commerce, retail, Internet and technology. Having an underweight in Alibaba Group Holding contributed most positively to the Fund’s relative results, as the company’s stock experienced a double-digit decline during the Reporting Period. Its share price was weak due primarily to regulation risk, as China initiated investigations on online activities. These anti-monopoly investigations into the Internet service industry were a headwind to both market sentiment and to the business outlook for leaders in the industry. Despite near-term pressures, at the end of the Reporting Period, we remained constructive on the prospects of the overall industry and of its major players over the medium to long term. We expected to see an accelerated offline-to-online migration of the retail sector and a faster pace of digitization in China’s economy, which is already a global leader on that front. In our opinion, these trends should bode well for the long-term growth potential of Alibaba Group Holding’s e-commerce and cloud businesses as well as for some of its other ventures.

TCS Group Holdings, a new position for the Fund during the Reporting Period, is a provider of online loans and lifestyle services to individuals as well as of transactional services to small and medium enterprises in Russia. The company is the second largest in the Russian credit card market. It also has well diversified revenue sources, including its recent entry into secured lending, which may support loan growth going forward, in our view. The company’s stock performed well during the Reporting Period on strong fundamentals and an improving credit cost outlook, an important variable for financials sector stocks. At the end of the Reporting Period, we believed TCS Group Holdings was well positioned against the backdrop of a growing credit card market and an increase in credit card penetration in Russia.

Silergy is a China-based designer and manufacturer of a broad range of high performance analog integrated circuits. Its strong performance during the Reporting Period was mainly attributable to strong revenue growth, driven by semiconductor price hikes and by the company’s market share expansion. At the end of the Reporting Period, we remained positive on Silergy’s long-term growth potential given what we saw as strong market share gains in both the fifth-generation (5G) and automotive markets. We also expected the company’s market share to extend further in China, driven by a local sourcing trend and by improvement of Silergy’s product pipeline.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among those stocks detracting most from the Fund’s results relative to the Index were positions in Ping An Insurance, Tencent Holdings and NCSoft.

Ping An Insurance is a China-based insurance company that faced some slowdown pressure in sales as it restructures its agency network — a process that has been delayed by COVID-19. The company delivered relatively weak results in the second quarter of 2021, with declines in new premium sales and in profits. Still, at the end of the Reporting Period, we believed the company was on track to continue its operational improvements through further product mix optimization and channel reform. We also believed that with a leading agency network in China, Ping An Insurance can maintain its lead over its peers and benefit most from the long-term growth seen in the life insurance sector in China.

Tencent Holdings is a Chinese Internet company whose share price was impacted during the Reporting Period by regulation risk in China, as anti-monopoly investigations against all Chinese Internet companies by the country’s government accelerated, leading to weak market sentiment. A broad market rotation from growth-oriented stocks to value-oriented stocks also weighed on its performance. At the end of the Reporting Period, we expected its gaming and advertisement revenue to grow given an increase in its product offering and in what it calls its Mini Program platform development.

NCSoft is a leading online gaming company in South Korea that specializes in multiplayer, interactive gaming. In our view, NCSoft has a strong team of talented game developers and a proven track record of launching games that have become long-lasting franchises. However, during the Reporting Period, the company launched a new game with

16

PORTFOLIO RESULTS

high market expectations that were not met despite strong pre-registration figures. The company failed to communicate with players, and, as a result, the company will likely not generate as much revenue from the game as consensus expected. At the end of the Reporting Period, we believed NCSoft would be able to recover its lost profits through its robust pipeline of game launches in the coming year. We remained optimistic on its overall outlook given its track record and the growing profitable industry of online gaming broadly.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	Relative to the Index, strong stock selection in consumer discretionary, information technology and financials contributed most positively to the Fund’s relative results. Allocation positioning in each of these three sectors proved beneficial as well. Only two sectors detracted from the Fund’s relative results during the Reporting Period. Having no exposure to energy and having an underweighted allocation to materials, each of which outperformed the Index during the Reporting Period, dampened the Fund’s performance.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of our active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in Zomato via its Initial Public Offering. India’s first “unicorn,” i.e. a privately-owned start-up with a valuation of more than US$1 billion, runs the biggest food delivery and discovery platform in the country. The company’s business model is driven by charging commissions from restaurant partners who list on its app for food delivery or visibility as well as monthly or annual subscription fees from customers. During the past few years, an increase in Internet connectivity and smartphone penetration has resulted in the rapid adoption of Internet services in India, thereby helping Zomato achieve both critical scale and funding. Second only to China, India offers Internet companies access to more than one billion potential users, providing Zomato, in our view, with a long runway for monetization as its network-focused service models expand its reach.

We established a Fund position in MediaTek, a Taiwanese semiconductor company. After a strong share price rally in April 2021, investors took profits and the stock corrected, which gave us a compelling entry point to initiate the position in May 2021, in our view. MediaTek is the largest fabless integrated circuit design company in Taiwan. It provides integrated circuits for a wide variety of applications, including mobile processors, Wi-Fi, Bluetooth, TV remote controls, optical disk drives and analog integrated circuits. MediaTek has a leading position in the mobile market and has leveraged that position to further expand into other communication and consumer electronics. The company has also been a key beneficiary of China’s fifth generation (5G) market consolidation and has caught up, we believe, to its largest competitors through ongoing research and development and investments in both its technology and key partnerships. In addition to the secular growth opportunity, the company also offers exposure to the cyclical recovery, in our opinion, as the global economic reopening is driving semiconductor demand globally.

Conversely, we sold the Fund’s position in China-based DiDi Global, which operates passenger transportation platforms, soon after its Initial Public Offering, given heightened scrutiny from regulatory authorities around cyber-security issues. DiDi Global has become the largest ride hailing platform in China with a market share of more than 80% in the domestic shared mobility market. While we believe the company’s dominant market position is not necessarily threatened by the new regulatory regime in China, its monetization plans and further market share expansion could experience a significant slowdown, in our view. Against this backdrop, we decided to sell the position.

We exited the Fund’s position in New Oriental Education & Technology, the largest provider of private educational services in China. The company offers a wide range of educational programs, services and products, consisting primarily of K-12 after-school training, English training and test preparation courses for overseas study. In 2021, the Chinese government tightened its regulatory framework around the after-school training market through a series of measures, which many believe is likely to slow industry growth going forward. Due to the increased regulatory risk and a more challenging operating environment, we sold the position.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Fund weightings at a sector level are driven by bottom-up stock selection. That said, during the Reporting Period, there

17

PORTFOLIO RESULTS

were no notable changes to the Fund’s sector or country weightings during the Reporting Period.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted exposures to Russia, Brazil, Mexico and Hungary and underweighted exposures to South Korea, China, Saudi Arabia and Taiwan relative to the Index. On the same date, the Fund was relatively neutrally weighted to the Index in the remaining components of the Index, with the exceptions of Pakistan, Czech Republic, Colombia, Argentina, Peru, Turkey, Chile, Kuwait, Qatar and Malaysia, where the Fund had no exposure at all. The Fund also had exposure to equity markets that are not components of the Index, including Singapore and the U.S.

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in consumer staples, financials, communication services, information technology and consumer discretionary at the end of the Reporting Period. The Fund had an underweighted position compared to the Index in the materials, real estate and health care sectors at the end of the Reporting Period. The Fund had rather neutral exposure to the industrials and utilities sectors and no allocation to the energy sector at the end of the Reporting Period.

We remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect. We believe our ongoing engagement efforts with companies in the Fund’s portfolio is helping to drive improvements in environmental, social and corporate governance practices for these businesses, which may not only help unlock shareholder value over time but may also help encourage these businesses to operate in an even more sustainable fashion in the future.

18

FUND BASICS

ESG Emerging Markets Equity Fund

TOP TEN HOLDINGS AS OF 10/31/21[1,2,3]

Holding	% of Net Assets	Line of Business	Country

Taiwan Semiconductor Manufacturing Co. Ltd.	7.5%	Semiconductors & Semiconductor Equipment	Taiwan
Tencent Holdings Ltd.	6.0	Media & Entertainment	China
Samsung Electronics Co. Ltd.	4.7	Technology Hardware & Equipment	South Korea
Alibaba Group Holding Ltd. ADR	3.2	Retailing	China
Meituan Class B	2.8	Retailing	China
Infosys Ltd. ADR	2.6	Software & Services	India
China Merchants Bank Co. Ltd. Class H	2.3	Banks	China
MercadoLibre, Inc.	2.2	Retailing	Argentina
AIA Group Ltd.	1.7	Insurance	Hong Kong
Silergy Corp.	1.6	Semiconductors & Semiconductor Equipment	China

[1]	The top 10 holdings may not be representative of the Fund’s future investments.
[2]	The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund), which represents approximately 2.9% of the Fund’s net assets as of 10/31/21.
[3]	The line of business for each holding is reported at the industry or sub-industry level.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[4]

As of October 31, 2021

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

19

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Performance Summary

October 31, 2021

The following graph shows the value, as of October 31, 2021, of a $1,000,000 investment made on May 31, 2018 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® Emerging Markets Index (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

ESG Emerging Markets Equity Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from May 31, 2018 through October 31, 2021.

Average Annual Total Return through October 31, 2021*	One Year	Since Inception
Class A (Commenced May 31, 2018)
Excluding sales charges	19.52%	10.62%
Including sales charges	12.97%	8.81%

Class C (Commenced May 31, 2018)
Excluding contingent deferred sales charges	18.60%	9.79%
Including contingent deferred sales charges	17.60%	9.79%

Institutional (Commenced May 31, 2018)	19.81%	11.00%

Investor (Commenced May 31, 2018)	19.82%	10.91%

Class R6 (Commenced May 31, 2018)	19.90%	11.03%

Class R (Commenced May 31, 2018)	19.18%	10.34%

Class P (Commenced January 21, 2020)	19.92%	15.82%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

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PORTFOLIO RESULTS

Goldman Sachs International Equity ESG Fund

Investment Objective

The Fund seeks long-term capital appreciation.

The Fund uses a proprietary framework to identify and invest in a selective portfolio of companies that satisfy the Fund’s Environmental, Social and Governance (“ESG”) criteria. By incorporating ESG criteria and an active ownership approach, the Fund seeks to manage risk from an ESG perspective and invest in sustainable businesses trading at attractive valuations that may generate excess returns over the benchmark.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental International Equity Team discusses Goldman Sachs International Equity ESG Fund (the “Fund”) performance and positioning for the 12-month period ended October 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 44.15%, 43.08%, 44.62%, 43.90%, 44.52%, 44.65% and 44.64%, respectively. These returns compare to the 34.18% average annual total return of the Fund’s benchmark, the MSCI EAFE Index (Net, USD, Unhedged) (the “MSCI EAFE Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the MSCI EAFE Index during the Reporting Period, attributable primarily to individual stock selection. Country allocation also contributed positively, albeit more modestly, to the Fund’s relative performance during the Reporting Period. Sector allocation detracted slightly.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among the greatest contributors to Fund performance relative to the MSCI EAFE Index during the Reporting Period were XPeng, Banco Bilbao Vizcaya Argentaria (“BBVA”) and BNP Paribas.

XPeng is a leading smart electric vehicle maker for the mid-market segment in China. Following its Initial Public Offering (“IPO”) in August 2020, XPeng delivered solid third quarter 2020 earnings with robust margins that beat market expectations. The company performed well given strong demand for its vehicles in China, a strong product mix and broad recovery in the new energy vehicle market coming out of the COVID-19 pandemic. Its share price also experienced a tailwind from countries across the globe announcing ambitious carbon neutrality targets, underscoring the growth potential of the company’s addressable market. However, the company generated a triple-digit share price gain in the months following its IPO, and we ultimately decided to exit its stock, as we felt its further upside potential was limited.

BBVA, a Spanish multinational bank performed well during the Reporting Period largely due to improving dynamics in its key geographies, especially Mexico, as these regions gradually recover from the COVID-19 pandemic. We saw improvement in the bank’s margins, increased demand for credit and lower credit risk. The bank also sold an underperforming U.S. subsidiary and used the proceeds for stock buy-backs, which also contributed to its outperformance of the MSCI EAFE Index during the Reporting Period.

BNP Paribas is a French multinational bank. BNP Paribas outperformed the MSCI EAFE Index during the Reporting Period primarily due to stable asset quality and strong top-line growth in its capital markets divisions. As Europe gradually recovers from the COVID-19 pandemic, asset quality has remained stable and provisions made during the initial months of the pandemic outbreak were slowly being written back, or scaled down. The bank also has excess capital, which makes its dividend payout rather secure, and BNP Paribas has been doing stock buy-backs on top of its regular dividend payout.

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PORTFOLIO RESULTS

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among the biggest detractors from Fund performance relative to the MSCI EAFE Index during the Reporting Period were Reckitt Benckiser, Iberdrola and Takeda Pharmaceutical.

Reckitt Benckiser is a British multinational consumer goods company. After having performed strongly in the 12 months ended October 31, 2020, Reckitt Benckiser gave back most of that performance during the Reporting Period. Its weak performance was largely a result of the general market rotation away from COVID-19 beneficiary stocks and to reopening, recovery and value-oriented stocks. Also, its stock underperformed the MSCI EAFE Index along with the broader consumer staples sector owing to concerns around inflation and its potential impact on near-term profitability. We had opportunistically locked in the stock’s strong gains for the Fund at the end of October 2020 but maintained a position, as we continued to believe in the medium-term growth outlook of the company given its exposure to structurally growing categories in hygiene, health and nutrition areas. We also favored the investments Reckitt Benckiser’s new management made in an effort to improve the underlying health of the business.

Iberdrola is a Spanish utilities company, whose stock price was weak on the back of market concerns around the Spanish regulatory environment that could have resulted in significant windfall taxes and negative impacts on its profitability in the near term. In our view, the political risk peaked in September 2021 and then receded given renewed dialogue between the government and utilities companies. At the end of the Reporting Period, we believed Iberdrola remained well positioned to benefit from strong growth in renewables and electricity infrastructure and thus continued to hold the stock in the Fund’s portfolio.

Takeda Pharmaceutical is a Japanese pharmaceutical company. After its acquisition of Shire in early 2019, Takeda Pharmaceutical delivered on improving margins and reducing leverage. However, during the Reporting Period, its shares performed poorly because of setbacks in its drug pipeline, including a narcolepsy candidate and a blood cancer candidate, which were widely seen as negatively affecting the firm’s growth prospects. On the positive side, toward the end of the Reporting Period, the company announced initiation of stock buy-backs. In our view, its stock remained inexpensive at the end of the Reporting Period, and the company still had promising opportunities in its pipeline.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most positively to the Fund’s relative results during the Reporting Period were financials, consumer discretionary and industrials, each due primarily to effective stock selection. The sectors that detracted most from the Fund’s relative results were energy, consumer staples and utilities, each hurt by weak stock selection. Having an underweighted allocation to energy, which was the strongest sector in the MSCI EAFE Index during the Reporting Period, also detracted. Having a position in cash, albeit modest, during a Reporting Period when the MSCI EAFE Index rallied strongly further dampened the Fund’s relative results.

Q	Which countries most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI EAFE Index. This effect may be even more pronounced in a concentrated portfolio or in countries that represent only a modest proportion of the MSCI EAFE Index.

That said, effective stock selection and allocation positioning in Japan and Spain boosted the Fund’s relative returns most. Having exposure, albeit modest, to China, which is not a constituent of the MSCI EAFE Index but the held stock of which significantly outperformed the MSCI EAFE Index during the Reporting Period, also helped. Conversely, the countries that detracted most from the Fund’s relative results during the Reporting Period were the U.K. and Finland, where stock selection overall hurt. Also, having no exposure to Italy, which outperformed the MSCI EAFE Index during the Reporting Period, dampened the Fund’s relative results.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

During the Reporting Period, we initiated a Fund position in Schneider Electric, a French multinational company providing energy and automation digital solutions for efficiency and sustainability. In our opinion, Schneider Electric is exposed to structural growth trends through

22

PORTFOLIO RESULTS

leading positions in both its end markets—energy management and industrial automation. Also, Schneider Electric has built a strong software portfolio, which should enable it, in our view, to benefit from secular themes, such as industrial Internet of Things and digitalization across its end markets. (Internet of Things is the networking capability that allows information to be sent to and received from objects and devices.) Further, we believe the company has demonstrated strong cost execution through portfolio rationalization and improved productivity and can continue to deliver margin expansion. At the end of the Reporting Period, we liked Schneider Electric’s long-term prospects given its exposure to what we see as attractive growth opportunities and good execution capabilities.

We established a Fund position in Amadeus, one of the leading suppliers of information technology solutions for the airline industry, providing airlines access to one of the world’s largest global distribution systems (“GDS”) through which air travel tickets are booked. Amadeus also is the largest provider of software solutions to run airlines’ businesses. We initiated the position given our view that it may benefit from economic re-opening, as we expect its stock to perform well as air travel recovers. While Amadeus’ GDS business is mature, we believe the company enjoys a long runway for growth within its information technology business through up-selling existing customers and acquiring new airline customers.

Conversely, in addition to the sale of XPeng, mentioned earlier, we exited the Fund’s position in Genmab, a Danish biotechnology company, which had notably outperformed the MSCI EAFE Index since we initiated the Fund position in May 2020 on continued delivery on its product pipeline. We continued to like the company but felt its stock was trading at our price target, and so we decided to sell.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In this Fund, both sector weightings and country allocations are largely the result of our bottom-up stock selection process rather than any top-down macroeconomic views or regional, country, sector or industry bets. We seek to outpace the MSCI EAFE Index by overweighting stocks that we expect to outperform and underweighting those we think may lag. Consequently, changes in its sector or country weightings are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to industrials, financials, consumer staples and utilities increased relative to the MSCI EAFE Index during the Reporting Period, while its relative exposure to information technology, communication services, consumer discretionary and energy decreased.

From a country perspective, the Fund’s exposure to Spain, France and Japan increased relative to the MSCI EAFE Index, while its relative exposure to Denmark, the Netherlands, Switzerland, Sweden and Germany decreased during the Reporting Period. We also eliminated the Fund’s exposure to China during the Reporting Period.

Q	How was the Fund positioned relative to the MSCI EAFE Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had more exposure to the U.K. and Spain and less exposure to Japan, Germany and Sweden relative to the MSCI EAFE Index. At the end of the Reporting Period, the Fund held a rather neutral position relative to the MSCI EAFE Index in Singapore, Finland, Denmark, the Netherlands, Switzerland and France and held no exposure to the remaining components of the MSCI EAFE Index. The Fund also had a position in Taiwan, which is not a constituent of the MSCI EAFE Index.

From a sector allocation perspective, the Fund had overweight positions relative to the MSCI EAFE Index in industrials, financials and information technology at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the MSCI EAFE Index in consumer discretionary, energy and materials. The Fund was rather neutrally weighted relative to the MSCI EAFE Index in utilities, communication services, health care and consumer staples and had no exposure to the real estate sector at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

23

FUND BASICS

International Equity ESG Fund

as of October 31, 2021

TOP TEN HOLDINGS AS OF 10/31/21[1,2,3]

Holding	% of Net Assets	Line of Business	Country

Nestle SA (Registered)	5.0%	Food Products	Switzerland

Zurich Insurance Group AG	4.5	Insurance	Switzerland

AstraZeneca plc	4.5	Pharmaceuticals, Biotechnology & Life Sciences	United Kingdom

Banco Bilbao Vizcaya Argentaria SA	4.3	Banks	Spain

BNP Paribas SA	4.2	Banks	France

Schneider Electric SE	3.8	Capital Goods	United States

Iberdrola SA	3.8	Utilities	Spain

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	3.7	Semiconductors & Semiconductor Equipment	Taiwan

Rentokil Initial plc	3.5	Commercial & Professional Services	United Kingdom
Infineon Technologies AG	3.4	Semiconductors & Semiconductor Equipment	Germany

[1]	The top 10 holdings may not be representative of the Fund’s future investments.
[2]	The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund), which represents approximately 3.5% of the Fund’s net assets as of 10/31/21.
[3]	The line of business for each holding is reported at the industry or sub-industry level.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[4]

As of October 31, 2021

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

24

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Performance Summary

October 31, 2021

The following graph shows the value, as of October 31, 2021, of a $1,000,000 investment made on November 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EAFE Index (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

International Equity ESG Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2011 through October 31, 2021.

Average Annual Total Return through October 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	44.15%	14.37%	9.41%	—
Including sales charges	36.23%	13.08%	8.79%	—

Class C
Excluding contingent deferred sales charges	43.08%	13.53%	8.60%	—
Including contingent deferred sales charges	42.08%	13.53%	8.60%	—

Institutional	44.62%	14.78%	9.83%	—

Service	43.90%	14.25%	9.29%	—

Investor	44.52%	14.66%	9.69%	—

Class R6 (Commenced February 26, 2016)	44.65%	14.80%	N/A	14.20%

Class P (Commenced April 16, 2018)	44.64%	N/A	N/A	13.03%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

25

PORTFOLIO RESULTS

Goldman Sachs International Equity Income Fund

Investment Objective

The Fund seeks long-term capital appreciation and growth of income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental International Equity Team discusses Goldman Sachs International Equity Income Fund (the “Fund”) performance and positioning for the 12-month period ended October 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 34.07%, 33.02%, 34.45%, 34.25%, 34.52%, 33.62% and 34.55%, respectively. These returns compare to the 34.18% average annual total return of the Fund’s benchmark, the MSCI EAFE Index (Net, USD, Unhedged) (the “MSCI EAFE Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While the Fund posted robust double-digit absolute gains, some Share Classes outperformed the MSCI EAFE Index and some Share Classes underperformed the MSCI EAFE Index during the Reporting Period. Individual stock selection and country allocation contributed positively to relative results during the Reporting Period, while sector allocation detracted.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among the greatest contributors to Fund performance relative to the MSCI EAFE Index during the Reporting Period were three banks—BNP Paribas, Nordea Bank and ING Group.

BNP Paribas is a French multinational bank. BNP Paribas outperformed the MSCI EAFE Index during the Reporting Period primarily due to stable asset quality and strong top-line growth in its capital markets divisions. As Europe gradually recovers from the COVID-19 pandemic, asset quality has remained stable and provisions made during the initial months of the pandemic outbreak were slowly being written back, or scaled down. The bank also has excess capital, which makes its dividend payout rather secure, and BNP Paribas has been doing stock buy-backs on top of its regular dividend payout.

Nordea Bank, a bank in the Nordic region, gained market share, which contributed to its strong top-line performance. The bank also stuck to its expense target, which delivered positive operating leverage. Further supporting Nordea Bank’s performance was that credit quality remained robust, as the Nordic region gradually recovers from the COVID-19 pandemic, and that the bank has excess capital, which makes its dividend payout rather secure. Its management announced buy-backs on top of its dividend to return excess capital to shareholders.

ING Groep, a Netherlands-based bank and a new position for the Fund during the Reporting Period, performed well on improving its fee mix among its revenue sources, contributing to its top-line growth. Its new Chief Executive Officer has been focused on expenses and has been divesting underperforming business lines. Further, the bank’s credit quality has been good, as the European region gradually recovers from the COVID-19 pandemic. Further, like Nordea Bank, ING Group has excess capital, which makes its dividend rather secure. Additionally, its management announced plans to distribute dividends reserved in 2019 and 2020 in the form of both cash payouts and buy-backs.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among the biggest detractors from Fund performance relative to the MSCI EAFE Index during the Reporting Period were Vonovia, Iberdrola and Takeda Pharmaceutical.

Vonovia lagged the MSCI EAFE Index, as the COVID-19 pandemic has made working from home in more rural areas rather than urban areas, where the German real estate company does a lot of its business, more common. Investor sentiment toward Vonovia was also hurt by potential regulation changes with the new Berlin government having

26

PORTFOLIO RESULTS

to decide whether or not to pass legislation to expropriate large landlords in the city, meaning to deprive them of possession or proprietary rights. At the end of the Reporting Period, we maintained conviction in the company.

Iberdrola is a Spanish utilities company, whose stock price was weak on the back of market concerns around the Spanish regulatory environment that could have resulted in significant windfall taxes and negative impacts on its profitability in the near term. In our view, the political risk peaked in September 2021 and then receded given renewed dialogue between the government and utilities companies. At the end of the Reporting Period, we believed Iberdrola remained well positioned to benefit from strong growth in renewables and electricity infrastructure and thus continued to hold the stock in the Fund’s portfolio.

Takeda Pharmaceutical is a Japanese pharmaceutical company. After its acquisition of Shire in early 2019, Takeda Pharmaceutical delivered on improving margins and reducing leverage. However, during the Reporting Period, its shares performed poorly because of setbacks in its drug pipeline, including a narcolepsy candidate and a blood cancer candidate, which were widely seen as negatively affecting the firm’s growth prospects. On the positive side, toward the end of the Reporting Period, the company announced initiation of stock buy-backs. In our view, its stock remained inexpensive at the end of the Reporting Period, and the company still had promising opportunities in its pipeline.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most positively to the Fund’s performance relative to the MSCI EAFE Index were financials, industrials and energy. Stock selection in all three sectors proved effective during the Reporting Period. Having overweighted allocations to financials and energy, which each outperformed the MSCI EAFE Index during the Reporting Period, also helped. The sectors that detracted from the Fund’s results most during the Reporting Period were information technology, utilities and real estate. Weak stock selection in information technology and real estate hurt. Having an underweighted allocation to information technology, which outperformed the MSCI EAFE Index during the Reporting Period, and having overweighted allocations to utilities and real estate, each of which underperformed the MSCI EAFE Index during the Reporting Period, also dampened the Fund’s relative results. Having a position in cash, albeit modest, during a Reporting Period when the MSCI EAFE Index rallied strongly further dampened the Fund’s relative results.

Q	Which countries most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI EAFE Index. This effect may be even more pronounced in countries that represent only a modest proportion of the MSCI EAFE Index.

That said, having an underweighted allocation to Japan, effective stock selection in Sweden and an overweighted allocation to France contributed most positively to the Fund’s results relative to the MSCI EAFE Index during the Reporting Period. Conversely, the countries that detracted most from the Fund’s relative performance were Germany, Spain and the U.K., where stock selection overall hurt.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, in addition to the purchase of ING Groep, mentioned earlier, we initiated a Fund position in Roche Holding, a Switzerland-based pharmaceutical and diagnostic products developer and manufacturer. In our view, Roche is entering a period of accelerating growth after emerging from a period of significant exposure to generic erosion post-patent loss to key franchises. We expect a solid 2021 to 2025 compound annual growth rate. Importantly, we view the loss of patent exclusivity exposure as manageable through the rest of the decade, giving more visibility on the sustainability of its growth profile. Further, we think the pharmaceutical business can grow based on an on-market and largely de-risked product pipeline, and we see room for upside potential from its pipeline with additional indications and/or new assets expected to report data readouts beginning in the next several months. Finally, we see upside potential for the company because we believe competitive dynamics to current large franchises are well understood, and the generic erosion part of the story is a receding concern.

We established a Fund position in Sanofi, a France-based pharmaceutical company. What we see as a compelling top-line growth outlook is being driven by Dupixent,

27

PORTFOLIO RESULTS

vaccines and margin expansion. We also see several other catalysts in the next 12 to 18 months, which we believe may well drive upside potential, including earnings growth on its already on-market and de-risked pipeline assets. At the time of purchase, we felt Sanofi had an attractive valuation and dividend yield.

Conversely, we exited the Fund’s position in UBS Group, a Switzerland-based financial services firm, as it changed its dividend payout policy. UBS Group has reduced the cash component and intends to include buy-backs as part of its total payout, which has remained the same. The dividend yield of its stock decreased as a result, and so we sold the position.

We eliminated the Fund’s position in Novartis, a Switzerland-based pharmaceutical and consumer healthcare products manufacturer. In our view, Novartis has a less attractive growth profile for the next few years, driven by a period of higher patent expirations starting in 2022. We do not believe current product cycles or late-stage pipeline assets are sufficient to offset the patent loss. While there remains room for margin expansion to approximately 2025, we believe such expansion may be incremental from current levels. Further, in our opinion, there have been several execution missteps during the last two years on new product cycles organically and as acquired through merger and acquisition activity that have hampered management credibility. Thus, we exited the position.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In this Fund, both sector weightings and country allocations are largely the result of our bottom-up stock selection process rather than any top-down macroeconomic views or regional, country, sector or industry bets. We seek to outpace the MSCI EAFE Index by overweighting stocks that we expect to outperform and underweighting those we think may lag. Consequently, changes in its sector or country weightings are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to financials and health care increased relative to the MSCI EAFE Index during the Reporting Period, while its relative exposure to real estate, consumer staples, materials, industrials, communication services and information technology decreased. The Fund’s position in cash increased during the Reporting Period.

From a country perspective, the Fund’s exposure to France, Australia and Japan increased relative to the MSCI EAFE Index, while its relative exposure to the U.K., Switzerland, Spain and Germany decreased during the Reporting Period.

Q	How was the Fund positioned relative to the MSCI EAFE Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had more exposure to the U.K., Switzerland, France, Singapore, Italy and the Netherlands relative to the MSCI EAFE Index and less exposure to Japan, Germany and Australia relative to the MSCI EAFE Index. At the end of the Reporting Period, the Fund had neutral exposure relative to the MSCI EAFE Index in Spain, Denmark and Sweden and had no exposure to several other components of the MSCI EAFE Index, including Austria, Belgium, Finland, Hong Kong, Ireland, Israel, New Zealand, Norway and Portugal. The Fund also held a position in Taiwan, which is not a component of the MSCI EAFE Index.

From a sector allocation perspective, the Fund had overweight positions relative to the MSCI EAFE Index in financials, utilities, real estate, health care and energy at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the MSCI EAFE Index in information technology, communication services, industrials and materials and a rather neutral position relative to the MSCI EAFE Index in consumer staples. The Fund had no exposure to the consumer discretionary sector at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

28

FUND BASICS

International Equity Income Fund

as of October 31, 2021

TOP TEN HOLDINGS AS OF 10/31/21[1,2]

Holding	% of Net Assets	Line of Business	Country

AstraZeneca plc	4.9%	Pharmaceuticals, Biotechnology & Life Sciences	United Kingdom

BNP Paribas SA	4.0	Banks	France

Zurich Insurance Group AG	4.0	Insurance	Switzerland

Taiwan Semiconductor Manufacturing Co. Ltd.	3.8	Semiconductors & Semiconductor Equipment	Taiwan

Roche Holding AG	3.6	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland

Rio Tinto plc	3.4	Materials	Australia

Ferguson plc	3.4	Capital Goods	United States

Iberdrola SA	3.3	Utilities	Spain

Nestle SA (Registered)	3.2	Food Products	Switzerland
Gecina SA (REIT)	3.1	Real Estate	France

[1]	The top 10 holdings may not be representative of the Fund’s future investments.
[2]	The line of business for each holding is reported at the industry or sub-industry level.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[3]

As of October 31, 2021

[3]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

29

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Performance Summary

October 31, 2021

The following graph shows the value, as of October 31, 2021, of a $1,000,000 investment made on November 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EAFE Index (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

International Equity Income Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2011 through October 31, 2021.

Average Annual Total Return through October 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	34.07%	9.81%	7.22%	—
Including sales charges	26.71%	8.57%	6.61%	—

Class C
Excluding contingent deferred sales charges	33.02%	8.99%	6.41%	—
Including contingent deferred sales charges	32.00%	8.99%	6.41%	—

Institutional	34.45%	10.21%	7.63%	—

Investor	34.25%	10.07%	7.48%	—

Class R6 (Commenced February 26, 2016)	34.52%	10.22%	N/A	10.06%

Class R	33.62%	9.50%	6.93%	—

Class P (Commenced April 16, 2018)	34.55%	N/A	N/A	6.61%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

30

FUND BASICS

Index Definition

The MSCI® EAFE Index (Net, USD, Unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The MSCI® EAFE Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI® Inc. uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI® EAFE Index is unmanaged and the figures for the MSCI® EAFE Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

The MSCI® All Country Asia ex-Japan Index (Net, USD, Unhedged) is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. As of November 30, 2021, the MSCI All Country Asia ex-Japan Index consisted of the following 11 developed and emerging market country indices: China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, Philippines, Singapore, Taiwan, and Thailand. The series of returns reflected by the MSCI All Country Asia ex-Japan Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. It is not possible to invest directly in an index.

The MSCI China All Shares Index captures large and mid-cap representation across China A-shares, B-shares, H-shares, Red-chips, P-chips and foreign listings (e.g. ADRs). The index aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai, Shenzhen and outside of China. It is based on the concept of the integrated MSCI China equity universe with China A-shares included. It is not possible to invest directly in an index.

The MSCI® Emerging Markets Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of November 30, 2021 the MSCI® Emerging Markets Index consists of the following 27 emerging market country indexes: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. For this Index, the dividend is reinvested after deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI Emerging Markets Index does not reflect any deductions of expenses associated with mutual funds such as management fees and other expenses. It is not possible to invest directly in an index.

It is not possible to invest directly in an unmanaged index.

31

GOLDMAN SACHS CHINA EQUITY FUND

Schedule of Investments

October 31, 2021

Shares	Description	Value

Common Stocks – 98.6%
China – 92.2%
340,000	Alibaba Group Holding Ltd. (Retailing)*	$6,991,304
20,982	Alibaba Group Holding Ltd. ADR (Retailing)*	3,460,771
520,000	Alibaba Health Information Technology Ltd. (Health Care Equipment & Services)*	651,138
38,000	ANTA Sports Products Ltd. (Consumer Durables & Apparel)	588,761
495,956	Bank of Ningbo Co. Ltd. Class A (Banks)	2,956,694
626,896	Baoshan Iron & Steel Co. Ltd. Class A (Materials)	697,755
28,880	Bilibili, Inc. Class Z (Media & Entertainment)*	2,116,209
25,400	CanSino Biologics, Inc. Class H (Pharmaceuticals, Biotechnology & Life Sciences)*(a)	649,595
494,000	China Feihe Ltd. (Food Products)(a)	820,186
496,000	China Mengniu Dairy Co. Ltd. (Food Products)*	3,155,834
131,500	China Merchants Bank Co. Ltd. Class A (Banks)	1,107,645
535,500	China Merchants Bank Co. Ltd. Class H (Banks)	4,487,567
321,800	China Vanke Co. Ltd. Class A (Real Estate)	914,959
425,000	China Vanke Co. Ltd. Class H (Real Estate)	992,983
1,096,000	CIFI Holdings Group Co. Ltd. (Real Estate)	608,366
880,000	CITIC Securities Co. Ltd. Class H (Diversified Financials)	2,234,283
54,798	Contemporary Amperex Technology Co. Ltd. Class A (Capital Goods)	5,489,228
73,380	East Money Information Co. Ltd. Class A (Diversified Financials)	377,357
54,500	Ecovacs Robotics Co. Ltd. Class A (Consumer Durables & Apparel)	1,461,236
95,800	ENN Energy Holdings Ltd. (Utilities)	1,650,488
806,266	Focus Media Information Technology Co. Ltd. Class A (Media & Entertainment)	923,930
24,346	Full Truck Alliance Co. Ltd. ADR (Transportation)*(b)	346,931
124,800	Ganfeng Lithium Co. Ltd. Class H (Materials)(a)	2,338,216
556,000	Geely Automobile Holdings Ltd. (Automobiles & Components)	1,929,677
138,400	Hangzhou Robam Appliances Co. Ltd. Class A (Consumer Durables & Apparel)	677,068
43,500	Hangzhou Tigermed Consulting Co. Ltd. Class H (Pharmaceuticals, Biotechnology & Life Sciences)(a)	848,408
14,000	Helens International Holdings Co. Ltd. (Consumer Services)*	29,186

Common Stocks – (continued)
China – (continued)
163,510	Hongfa Technology Co. Ltd. Class A (Capital Goods)	1,891,895
9,051	Huazhu Group Ltd. ADR (Consumer Services)*	419,604
539,000	Jiumaojiu International Holdings Ltd. (Consumer Services)(a)	1,349,295
132,028	Juewei Food Co. Ltd. Class A (Food Products)	1,356,962
503,000	Kingdee International Software Group Co. Ltd. (Software & Services)*	1,655,059
20,340	Kweichow Moutai Co. Ltd. Class A (Food Products)	5,804,199
228,674	Luxshare Precision Industry Co. Ltd. Class A (Technology Hardware & Equipment)	1,382,901
192,900	Meituan Class B (Retailing)*(a)	6,564,125
60,600	Midea Group Co. Ltd. Class A (Consumer Durables & Apparel)	650,032
626,000	Minth Group Ltd. (Automobiles & Components)	2,488,001
151,000	NetEase, Inc. (Media & Entertainment)	2,929,051
6,957	NetEase, Inc. ADR (Media & Entertainment)	678,934
543,160	Ping An Bank Co. Ltd. Class A (Banks)	1,654,475
216,500	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	1,550,732
47,915	Qingdao Haier Biomedical Co. Ltd. Class A (Health Care Equipment & Services)	705,266
226,001	Sany Heavy Industry Co. Ltd. Class A (Capital Goods)	810,445
96,500	SF Holding Co. Ltd. Class A (Transportation)	973,069
21,300	SG Micro Corp. Class A (Semiconductors & Semiconductor Equipment)	1,078,306
2,500	Shanghai MicroPort MedBot Group Co. Ltd. (Health Care Equipment & Services)*	13,881
41,700	Shanghai Putailai New Energy Technology Co. Ltd. Class A (Materials)	1,159,356
244,778	Shenzhen Inovance Technology Co. Ltd. Class A (Capital Goods)	2,493,998
24,900	Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A (Health Care Equipment & Services)	1,459,081
116,912	Sungrow Power Supply Co. Ltd. Class A (Capital Goods)	3,005,052
92,800	Sunny Optical Technology Group Co. Ltd. (Technology Hardware & Equipment)	2,490,144
195,400	Tencent Holdings Ltd. (Media & Entertainment)	11,886,142
1,011,000	Topsports International Holdings Ltd. (Retailing)(a)	1,228,212

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CHINA EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
194,000	Tsingtao Brewery Co. Ltd. Class H (Food Products)	$1,688,153
88,800	Wanhua Chemical Group Co. Ltd. Class A (Materials)	1,467,367
977,000	Weimob, Inc. (Software & Services)*(a)	1,492,232
34,632	Will Semiconductor Co. Ltd. Shanghai Class A (Semiconductors & Semiconductor Equipment)	1,438,873
101,828	WuXi AppTec Co. Ltd. Class H (Pharmaceuticals, Biotechnology & Life Sciences)(a)	2,174,148
236,500	Wuxi Biologics Cayman, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*(a)	3,582,257
43,523	XPeng, Inc. ADR (Automobiles & Components)*	2,029,478
45,400	XPeng, Inc. Class A (Automobiles & Components)*	1,053,449
279,378	Yantai Jereh Oilfield Services Group Co. Ltd. Class A (Energy)	1,840,730
609,070	Yunnan Aluminium Co. Ltd. Class A (Materials)*	1,133,843
56,920	Yunnan Energy New Material Co. Ltd. (Materials)	2,595,895
9,762	Zai Lab Ltd. ADR (Pharmaceuticals, Biotechnology & Life Sciences)*	1,019,153
334,419	Zhejiang Sanhua Intelligent Controls Co. Ltd. Class A (Capital Goods)	1,239,524

		128,939,094

Hong Kong – 5.0%
134,600	AIA Group Ltd. (Insurance)	1,508,464
107,300	ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)	1,161,030
25,901	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	1,560,321
2,113,500	Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,558,462
61,000	Techtronic Industries Co. Ltd. (Capital Goods)	1,253,261

		7,041,538

Taiwan – 1.4%
58,000	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	1,908,936

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $125,259,499)		$137,889,568

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(c) – 0.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
352,275	0.026%	$352,275
(Cost $352,275)

TOTAL INVESTMENTS – 98.9%
(Cost $125,611,774)		$138,241,843

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		1,533,669

NET ASSETS – 100.0%		$139,775,512

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Represents an Affiliated Issuer.

Investment Abbreviation:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments

October 31, 2021

Shares	Description	Value

Common Stocks – 96.4%
Argentina – 1.5%
46,335	MercadoLibre, Inc. (Retailing)*	$68,623,062

Brazil – 4.0%
9,837,161	Aeris Industria E Comercio De Equipamentos Para Geracao De Energia SA (Capital Goods)*	13,734,865
3,076,800	B3 SA – Brasil Bolsa Balcao (Diversified Financials)	6,492,910
386,675	Banco Bradesco SA ADR (Banks)*	1,353,362
5,572,854	Banco Bradesco SA (Preference) (Banks)*(a)	19,649,845
1,393,070	Blau Farmaceutica SA (Pharmaceuticals, Biotechnology & Life Sciences)*	9,330,247
5,230,724	Boa Vista Servicos SA (Commercial & Professional Services)	8,461,765
7,013,860	Caixa Seguridade Participacoes S/A (Insurance)*	10,874,105
2,170,084	Clear Sale SA (Software & Services)*	6,248,249
7,303,200	Hapvida Participacoes e Investimentos SA (Health Care Equipment & Services)(b)	14,933,011
8,920,800	Locaweb Servicos de Internet SA (Software & Services)*(b)	28,925,660
310,938	Pagseguro Digital Ltd. Class A (Software & Services)*	11,255,956
2,704,474	Qualicorp Consultoria e Corretora de Seguros SA (Health Care Equipment & Services)	8,199,006
2,000,386	Rede D’Or Sao Luiz SA (Health Care Equipment & Services)(b)	20,911,934
1,162,160	VTEX Class A (Media & Entertainment)*(c)	18,559,695

		178,930,610

China – 28.7%
868,880	Alibaba Group Holding Ltd. ADR (Retailing)*	143,313,067
7,544,000	Alibaba Health Information Technology Ltd. (Health Care Equipment & Services)*	9,446,509
2,125,400	ANTA Sports Products Ltd. (Consumer Durables & Apparel)	32,930,359
376,431	Bilibili, Inc. ADR (Media & Entertainment)*(c)	27,592,392
14,371,000	China Feihe Ltd. (Food Products)(b)	23,860,095
5,966,000	China Mengniu Dairy Co. Ltd. (Food Products)*	37,959,083
11,430,500	China Merchants Bank Co. Ltd. Class H (Banks)	95,789,230
469,968	Contemporary Amperex Technology Co. Ltd. Class A (Capital Goods)	47,077,661
804,600	Ecovacs Robotics Co. Ltd. Class A (Consumer Durables & Apparel)	21,572,664

Common Stocks – (continued)
China – (continued)
3,011,200	ENN Energy Holdings Ltd. (Utilities)	51,878,396
1,132,951	Full Truck Alliance Co. Ltd. ADR (Transportation)*(c)	16,144,552
3,657,419	Hangzhou Robam Appliances Co. Ltd. Class A (Consumer Durables & Apparel)	17,892,493
7,136,000	Jiumaojiu International Holdings Ltd. (Consumer Services)(b)	17,863,771
187,481	Kweichow Moutai Co. Ltd. Class A (Food Products)	53,499,360
3,718,811	Luxshare Precision Industry Co. Ltd. Class A (Technology Hardware & Equipment)	22,489,434
3,345,000	Meituan Class B (Retailing)*(b)	113,825,805
5,116,000	Minth Group Ltd. (Automobiles & Components)	20,333,248
5,379,000	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	38,516,695
980,438	Qingdao Haier Biomedical Co. Ltd. Class A (Health Care Equipment & Services)	14,431,178
1,406,423	SF Holding Co. Ltd. Class A (Transportation)	14,181,837
74,000	Shanghai MicroPort MedBot Group Co. Ltd. (Health Care Equipment & Services)*	410,874
399,497	Silergy Corp. (Semiconductors & Semiconductor Equipment)	65,998,954
1,396,300	Sunny Optical Technology Group Co. Ltd. (Technology Hardware & Equipment)	37,467,551
4,150,000	Tencent Holdings Ltd. (Media & Entertainment)	252,443,640
14,398,000	Topsports International Holdings Ltd. (Retailing)(b)	17,491,391
1,467,894	WuXi AppTec Co. Ltd. Class H (Pharmaceuticals, Biotechnology & Life Sciences)(b)	31,341,269
10,718,811	Yunnan Aluminium Co. Ltd. Class A (Materials)*	19,954,101
617,548	Zepp Health Corp. ADR (Technology Hardware & Equipment)*	5,070,069
5,358,802	Zhejiang Sanhua Intelligent Controls Co. Ltd. Class A (Capital Goods)	19,862,398

		1,270,638,076

Egypt – 0.8%
7,718,733	Commercial International Bank Egypt SAE (Banks)*	25,127,609
8,555,437	E-Finance for Digital & Financial Investments (Diversified Financials)*	11,659,574

		36,787,183

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Greece – 0.8%
1,336,217	Hellenic Exchanges – Athens Stock Exchange SA (Diversified Financials)	$5,724,110
1,077,692	JUMBO SA (Retailing)	16,040,740
1,431,143	Sarantis SA (Household & Personal Products)	14,442,923

		36,207,773

Hong Kong – 3.5%
4,815,800	AIA Group Ltd. (Insurance)	53,970,724
759,013	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	45,724,261
34,875,500	Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	25,716,654
1,412,500	Techtronic Industries Co. Ltd. (Capital Goods)	29,020,176

		154,431,815

Hungary – 0.7%
549,849	OTP Bank Nyrt. (Banks)*	33,039,021

India – 12.8%
629,566	Amber Enterprises India Ltd. (Consumer Durables & Apparel)*	27,809,016
144,146	Atul Ltd. (Materials)	17,599,951
526,483	Avenue Supermarts Ltd. (Food & Staples Retailing)*(b)	32,655,421
511,827	Cartrade Tech Ltd. (Retailing)*	8,185,131
503,214	Computer Age Management Services Ltd. (Software & Services)	20,290,984
3,231,999	Crompton Greaves Consumer Electricals Ltd. (Consumer Durables & Apparel)	20,120,907
408,670	Divi’s Laboratories Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	28,119,931
1,521,860	Godrej Properties Ltd. (Real Estate)*	45,458,829
1,210,022	ICICI Lombard General Insurance Co. Ltd. (Insurance)(b)	23,977,272
387,766	Info Edge India Ltd. (Media & Entertainment)	31,555,579
2,860,919	Infosys Ltd. (Software & Services)	64,023,973
1,259,094	Kotak Mahindra Bank Ltd. (Banks)	34,249,877
741,123	Navin Fluorine International Ltd. (Materials)	33,102,797
885,534	Route Mobile Ltd. (Software & Services)	22,271,853
1,312,482	SBI Life Insurance Co. Ltd. (Insurance)(b)	20,112,243
2,602,059	Sona Blw Precision Forgings Ltd. (Automobiles & Components)*(b)	22,570,208

Common Stocks – (continued)
India – (continued)
2,503,905	Tata Consumer Products Ltd. (Food Products)	27,134,925
394,690	TeamLease Services Ltd. (Commercial & Professional Services)*	23,644,385
3,522,120	Wipro Ltd. (Software & Services)	30,499,972
19,486,240	Zomato Ltd. (Retailing)*	34,233,067

		567,616,321

Indonesia – 2.5%
62,370,800	Bank BTPN Syariah Tbk. PT (Banks)	16,773,672
107,634,500	Bank Central Asia Tbk. PT (Banks)	56,914,726
209,172,200	BFI Finance Indonesia Tbk. PT (Diversified Financials)	15,502,440
21,069,100	Map Aktif Adiperkasa PT (Retailing)*	4,833,215
219,723,900	Pakuwon Jati Tbk. PT (Real Estate)*	7,776,360
11,075,111	Semen Indonesia Persero Tbk. PT (Materials)	7,116,658

		108,917,071

Mexico – 2.1%
4,475,199	Arca Continental SAB de CV (Food Products)	27,286,368
8,732,750	Gentera SAB de CV (Diversified Financials)*	5,225,737
10,306,899	Kimberly-Clark de Mexico SAB de CV Class A (Household & Personal Products)	16,305,406
3,979,730	Prologis Property Mexico SA de CV (REIT)	9,160,647
9,544,100	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	33,289,383

		91,267,541

Philippines – 1.1%
6,337,700	Del Monte Pacific Ltd. (Food Products)	1,828,508
4,060,730	Jollibee Foods Corp. (Consumer Services)	18,946,314
90,386,300	Monde Nissin Corp. (Food Products)*(b)	28,859,657

		49,634,479

Poland – 2.1%
406,749	Dino Polska SA (Food & Staples Retailing)*(b)	36,335,353
1,807,570	InPost SA (Transportation)*	25,808,104
2,606,286	Powszechna Kasa Oszczednosci Bank Polski SA (Banks)*	31,911,075

		94,054,532

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)

October 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Russia – 6.1%
13,565,340	Detsky Mir PJSC (Retailing)(b)	$26,220,931
2,933,760	Fix Price Group Ltd. GDR (Retailing)	25,553,049
5,315,417	Moscow Exchange MICEX-RTS PJSC (Diversified Financials)	13,047,386
539,394	Ozon Holdings plc ADR (Retailing)*(c)	24,272,730
5,825,450	Renaissance Insurance Group JSC (Insurance)*	9,202,728
8,337,723	Sberbank of Russia PJSC (Banks)	41,945,364
718,300	TCS Group Holding plc GDR (Banks)	73,751,089
772,244	United Medical Group CY plc GDR (Health Care Equipment & Services)(b)	11,382,559
75,860	United Medical Group CY plc GDR (Health Care Equipment & Services)	1,118,145
526,081	Yandex NV Class A (Media & Entertainment)*	43,580,550

		270,074,531

Saudi Arabia – 0.8%
2,094,571	Saudi National Bank (Banks)	36,799,762

Singapore – 0.7%
6,088,193	Nanofilm Technologies International Ltd. (Materials)	17,092,078
471,195	TDCX, Inc. ADR (Software & Services)*(c)	13,513,873

		30,605,951

Slovenia – 0.3%
892,249	Nova Ljubljanska Banka dd GDR (Banks)	15,368,454

South Africa – 2.4%
1,074,084	Clicks Group Ltd. (Food & Staples Retailing)	19,607,043
1,086,376	Distell Group Holdings Ltd. (Food Products)*	13,019,456
1,933,141	JSE Ltd. (Diversified Financials)	13,504,778
2,102,291	Mr Price Group Ltd. (Retailing)	27,520,400
497,765	Santam Ltd. (Insurance)	8,277,074
7,990,882	Transaction Capital Ltd. (Diversified Financials)	23,059,776

		104,988,527

South Korea – 9.6%
367,816	Fila Holdings Corp. (Consumer Durables & Apparel)	11,718,944
371,912	Hankook Tire & Technology Co. Ltd. (Automobiles & Components)	13,177,355
46,751	Krafton, Inc. (Media & Entertainment)*	18,783,616
332,201	LG Electronics, Inc. (Consumer Durables & Apparel)	34,367,490

Common Stocks – (continued)
South Korea – (continued)
163,164	NAVER Corp. (Media & Entertainment)	56,729,300
72,605	NCSoft Corp. (Media & Entertainment)	39,011,229
268,990	NHN KCP Corp. (Software & Services)*	13,198,217
245,285	Orion Corp. (Food Products)	24,806,631
3,534,469	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	211,619,731

		423,412,513

Taiwan – 12.7%
415,000	ASMedia Technology, Inc. (Semiconductors & Semiconductor Equipment)	24,324,682
2,897,814	Chailease Holding Co. Ltd. (Diversified Financials)	27,753,968
1,496,000	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	49,237,395
423,600	momo.com, Inc. (Retailing)	27,296,909
1,080,000	Nien Made Enterprise Co. Ltd. (Consumer Durables & Apparel)	14,842,486
105,882	Sea Ltd. ADR (Media & Entertainment)*	36,377,879
14,772,883	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	313,485,141
1,702,000	Taiwan Union Technology Corp. (Technology Hardware & Equipment)	5,868,812
1,981,718	Tong Hsing Electronic Industries Ltd. (Technology Hardware & Equipment)	18,873,451
15,036,000	United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	31,214,365
1,087,000	Win Semiconductors Corp. (Semiconductors & Semiconductor Equipment)	14,029,194

		563,304,282

Thailand – 1.2%
11,474,000	Airports of Thailand PCL (Transportation)	22,360,553
7,497,800	Kasikornbank PCL (Banks)	31,964,090

		54,324,643

Turkey – 0.2%
1,230,825	Mavi Giyim Sanayi ve Ticaret A/S Class B (Consumer Durables & Apparel)(b)	9,225,845

United Arab Emirates – 0.5%
10,409,380	Abu Dhabi Commercial Bank PJSC (Banks)	23,521,461

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
United States – 0.9%
25,828	EPAM Systems, Inc. (Software & Services)*	$17,388,443
9,494,100	Samsonite International SA (Consumer Durables & Apparel)*(b)	20,421,905

		37,810,348

Uruguay – 0.4%
322,463	Dlocal Ltd. (Software & Services)*	15,642,680

TOTAL COMMON STOCKS
(Cost $3,432,886,029)		$4,275,226,481

Exchange Traded Fund – 2.3%
2,352,330	iShares ESG Aware MSCI EM ETF	$98,492,057
(Cost $95,370,453)

Shares	Dividend Rate	Value

Investment Company(d) – 0.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
36,545,431	0.026%	$36,545,431
(Cost $36,545,431)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $3,564,801,913)		$4,410,263,969

Securities Lending Reinvestment Vehicle(d) – 1.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
45,470,600	0.026%	$45,470,600
(Cost $45,470,600)

TOTAL INVESTMENTS – 100.5%
(Cost $3,610,272,513)		$4,455,734,569

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%		(20,998,925)

NET ASSETS – 100.0%		$4,434,735,644

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.

(a)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	All or a portion of security is on loan.

(d)	Represents an Affiliated Issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Schedule of Investments

October 31, 2021

Shares	Description	Value

Common Stocks – 95.5%
Argentina – 2.2%
452	MercadoLibre, Inc. (Retailing)*	$669,421

Brazil – 3.2%
96,813	Aeris Industria E Comercio De Equipamentos Para Geracao De Energia SA (Capital Goods)*	135,172
50,900	B3 SA – Brasil Bolsa Balcao (Diversified Financials)	107,413
86,166	Banco Bradesco SA ADR (Banks)*	301,581
62,121	Caixa Seguridade Participacoes S/A (Insurance)*	96,311
50,100	Hapvida Participacoes e Investimentos SA (Health Care Equipment & Services)(a)	102,441
3,873	Pagseguro Digital Ltd. Class A (Software & Services)*	140,203
10,918	Rede D’Or Sao Luiz SA (Health Care Equipment & Services)(a)	114,136

		997,257

China – 28.8%
6,020	Alibaba Group Holding Ltd. ADR (Retailing)*	992,939
66,000	Alibaba Health Information Technology Ltd. (Health Care Equipment & Services)*	82,645
15,000	ANTA Sports Products Ltd. (Consumer Durables & Apparel)	232,406
2,026	Bilibili, Inc. ADR (Media & Entertainment)*	148,506
111,000	China Feihe Ltd. (Food Products)(a)	184,293
53,000	China Mengniu Dairy Co. Ltd. (Food Products)*	337,216
85,500	China Merchants Bank Co. Ltd. Class H (Banks)	716,502
4,100	Contemporary Amperex Technology Co. Ltd. Class A (Capital Goods)	410,705
4,300	Ecovacs Robotics Co. Ltd. Class A (Consumer Durables & Apparel)	115,290
25,400	ENN Energy Holdings Ltd. (Utilities)	437,603
6,467	Full Truck Alliance Co. Ltd. ADR (Transportation)*	92,155
27,900	Hangzhou Robam Appliances Co. Ltd. Class A (Consumer Durables & Apparel)	136,490
23,700	Luxshare Precision Industry Co. Ltd. Class A (Technology Hardware & Equipment)	143,325
25,400	Meituan Class B (Retailing)*(a)	864,328
46,500	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	333,067
6,407	Qingdao Haier Biomedical Co. Ltd. Class A (Health Care Equipment & Services)	94,305
5,900	SF Holding Co. Ltd. Class A (Transportation)	59,493

Common Stocks – (continued)
China – (continued)
3,000	Silergy Corp. (Semiconductors & Semiconductor Equipment)	495,615
12,600	Sunny Optical Technology Group Co. Ltd. (Technology Hardware & Equipment)	338,102
30,200	Tencent Holdings Ltd. (Media & Entertainment)	1,837,060
111,000	Topsports International Holdings Ltd. (Retailing)(a)	134,848
14,728	WuXi AppTec Co. Ltd. Class H (Pharmaceuticals, Biotechnology & Life Sciences)(a)	314,460
117,800	Yunnan Aluminium Co. Ltd. Class A (Materials)*	219,296
32,050	Zhejiang Sanhua Intelligent Controls Co. Ltd. Class A (Capital Goods)	118,793

		8,839,442

Egypt – 0.5%
51,945	Commercial International Bank Egypt SAE (Banks)*	169,102

Greece – 0.7%
14,485	JUMBO SA (Retailing)	215,600

Hong Kong – 4.5%
47,600	AIA Group Ltd. (Insurance)	533,454
7,967	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	479,946
218,000	Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	160,750
10,500	Techtronic Industries Co. Ltd. (Capital Goods)	215,725

		1,389,875

Hungary – 1.2%
6,389	OTP Bank Nyrt. (Banks)*	383,899

India – 12.3%
4,432	Avenue Supermarts Ltd. (Food & Staples Retailing)*(a)	274,897
30,581	Crompton Greaves Consumer Electricals Ltd. (Consumer Durables & Apparel)	190,383
3,331	Divi’s Laboratories Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	229,201
14,656	ICICI Lombard General Insurance Co. Ltd. (Insurance)(a)	290,417
3,696	Info Edge India Ltd. (Media & Entertainment)	300,773
35,987	Infosys Ltd. ADR (Software & Services)	801,790
12,175	Kotak Mahindra Bank Ltd. (Banks)	331,184
11,827	SBI Life Insurance Co. Ltd. (Insurance)(a)	181,235
15,705	Sona Blw Precision Forgings Ltd. (Automobiles & Components)*(a)	136,225

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
India – (continued)
39,867	Tata Consumer Products Ltd. (Food Products)	$432,040
38,357	Wipro Ltd. (Software & Services)	332,154
162,411	Zomato Ltd. (Retailing)*	285,321

		3,785,620

Indonesia – 2.0%
643,400	Bank BTPN Syariah Tbk. PT (Banks)	173,033
813,000	Bank Central Asia Tbk. PT (Banks)	429,896

		602,929

Mexico – 3.2%
51,499	Arca Continental SAB de CV (Food Products)	314,002
79,565	Kimberly-Clark de Mexico SAB de CV Class A (Household & Personal Products)	125,871
26,724	Prologis Property Mexico SA de CV (REIT)	61,515
139,800	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	487,616

		989,004

Philippines – 1.1%
20,160	Jollibee Foods Corp. (Consumer Services)	94,061
770,700	Monde Nissin Corp. (Food Products)*(a)	246,079

		340,140

Poland – 1.7%
17,013	InPost SA (Transportation)*	242,908
22,505	Powszechna Kasa Oszczednosci Bank Polski SA (Banks)*	275,549

		518,457

Russia – 6.3%
77,000	Detsky Mir PJSC (Retailing)(a)	148,836
61,930	Moscow Exchange MICEX-RTS PJSC (Diversified Financials)	152,016
6,205	Ozon Holdings plc ADR (Retailing)*	279,225
39,100	Renaissance Insurance Group JSC (Insurance)*	61,768
17,044	Sberbank of Russia PJSC ADR (Banks)	342,228
4,780	TCS Group Holding plc GDR (Banks)	490,784
5,442	Yandex NV Class A (Media & Entertainment)*	450,815

		1,925,672

Saudi Arabia – 0.9%
14,876	Saudi National Bank (Banks)	261,358

South Africa – 2.3%
18,399	Clicks Group Ltd. (Food & Staples Retailing)	335,867
20,029	Mr Price Group Ltd. (Retailing)	262,193
6,479	Santam Ltd. (Insurance)	107,736

		705,796

Common Stocks – (continued)
South Korea – 9.5%
309	Krafton, Inc. (Media & Entertainment)*	124,150
3,379	LG Electronics, Inc. (Consumer Durables & Apparel)	349,571
1,423	NAVER Corp. (Media & Entertainment)	494,752
632	NCSoft Corp. (Media & Entertainment)	339,578
1,595	Orion Corp. (Food Products)	161,309
24,252	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	1,452,043

		2,921,403

Taiwan – 12.5%
33,362	Chailease Holding Co. Ltd. (Diversified Financials)	319,526
13,000	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	427,865
7,000	Nien Made Enterprise Co. Ltd. (Consumer Durables & Apparel)	96,201
989	Sea Ltd. ADR (Media & Entertainment)*	339,791
108,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	2,291,793
109,000	United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	226,281
10,000	Win Semiconductors Corp. (Semiconductors & Semiconductor Equipment)	129,064

		3,830,521

Thailand – 1.4%
94,000	Airports of Thailand PCL (Transportation)	183,188
60,500	Kasikornbank PCL (Banks)	257,919

		441,107

United Arab Emirates – 0.6%
87,936	Abu Dhabi Commercial Bank PJSC (Banks)	198,704

United States – 0.6%
271	EPAM Systems, Inc. (Software & Services)*	182,448

TOTAL COMMON STOCKS
(Cost $29,352,677)		$29,367,755

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)

October 31, 2021

Shares	Dividend Rate	Value

Investment Company(b) – 2.9%
Goldman Sachs Financial Square Government Fund – Institutional Shares
884,272	0.026%	$884,272
(Cost $884,272)

TOTAL INVESTMENTS – 98.4%
(Cost $30,236,949)		$30,252,027

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%		491,776

NET ASSETS – 100.0%		$30,743,803

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an Affiliated Issuer.

Investment Abbreviations:
ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt
REIT	— Real Estate Investment Trust

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Schedule of Investments

October 31, 2021

Shares	Description	Value

Common Stocks – 95.6%
Denmark – 3.1%
102,997	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	$11,294,127

Finland – 1.5%
97,597	Neste OYJ (Energy)	5,433,405

France – 6.8%
225,372	BNP Paribas SA (Banks)	15,085,778
90,130	Vinci SA (Capital Goods)	9,635,821

		24,721,599

Germany – 3.4%
266,299	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	12,471,144

Japan – 15.9%
60,200	Hoya Corp. (Health Care Equipment & Services)	8,861,955
14,900	Keyence Corp. (Technology Hardware & Equipment)	8,993,860
90,900	Nidec Corp. (Capital Goods)	10,067,887
594,700	ORIX Corp. (Diversified Financials)	11,820,440
54,000	Recruit Holdings Co. Ltd. (Commercial & Professional Services)	3,592,027
79,800	Shiseido Co. Ltd. (Household & Personal Products)	5,324,813
319,773	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	8,974,695

		57,635,677

Netherlands – 4.9%
108,694	Aalberts NV (Capital Goods)	6,016,067
54,082	Koninklijke DSM NV (Materials)	11,815,742

		17,831,809

Singapore – 2.1%
317,680	DBS Group Holdings Ltd. (Banks)	7,423,502

Spain – 12.0%
120,677	Amadeus IT Group SA (Software & Services)*	8,073,043
2,236,005	Banco Bilbao Vizcaya Argentaria SA (Banks)	15,647,856
102,256	Cellnex Telecom SA (Telecommunication Services)(a)	6,288,715
1,153,551	Iberdrola SA (Utilities)	13,621,753

		43,631,367

Sweden – 2.1%
461,820	Hexagon AB Class B (Technology Hardware & Equipment)	7,432,393

Common Stocks – (continued)
Switzerland – 9.5%
136,154	Nestle SA (Registered) (Food Products)	17,959,696
36,875	Zurich Insurance Group AG (Insurance)	16,343,766

		34,303,462

Taiwan – 3.7%
118,281	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	13,448,550

United Kingdom – 23.7%
129,573	AstraZeneca plc (Pharmaceuticals, Biotechnology & Life Sciences)	16,209,756
224,560	Compass Group plc (Consumer Services)*	4,765,305
1,798,788	DS Smith plc (Materials)	9,435,860
223,796	Experian plc (Commercial & Professional Services)	10,261,311
177,596	Farfetch Ltd. Class A (Retailing)*	6,963,539
1,359,939	Informa plc (Media & Entertainment)*	9,674,522
71,234	InterContinental Hotels Group plc (Consumer Services)*	4,989,734
135,726	Reckitt Benckiser Group plc (Household & Personal Products)	11,018,615
1,563,908	Rentokil Initial plc (Commercial & Professional Services)	12,587,813

		85,906,455

United States – 6.9%
73,829	Ferguson plc (Capital Goods)	11,108,563
79,649	Schneider Electric SE (Capital Goods)	13,732,935

		24,841,498

TOTAL COMMON STOCKS
(Cost $298,885,862)		$346,374,988

Shares	Dividend Rate	Value

Investment Company(b) – 3.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
12,758,723	0.026%	$12,758,723
(Cost $12,758,723)

TOTAL INVESTMENTS – 99.1%
(Cost $311,644,585)		$359,133,711

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%		3,430,499

NET ASSETS – 100.0%		$362,564,210

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Schedule of Investments (continued)

October 31, 2021

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an Affiliated Issuer.

Investment Abbreviation:
ADR	—American Depositary Receipt

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Schedule of Investments

October 31, 2021

Shares	Description	Value

Common Stocks – 96.3%
Australia – 7.5%
55,390	Rio Tinto plc (Materials)	$3,453,647
219,699	Transurban Group (Transportation)	2,238,547
100,507	Westpac Banking Corp. (Banks)	1,955,378

		7,647,572

Denmark – 2.1%
19,896	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	2,181,694

Finland – 2.9%
244,830	Nordea Bank Abp (Banks)	2,998,389

France – 14.5%
60,469	BNP Paribas SA (Banks)	4,047,628
22,403	Gecina SA (REIT)	3,135,049
67,181	Klepierre SA (REIT)	1,599,329
28,417	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	2,854,322
29,316	Vinci SA (Capital Goods)	3,134,181

		14,770,509

Germany – 2.8%
47,596	Vonovia SE (Real Estate)	2,887,309

Italy – 4.8%
281,340	Enel SpA (Utilities)	2,355,319
188,212	UniCredit SpA (Banks)	2,488,059

		4,843,378

Japan – 5.4%
108,600	ORIX Corp. (Diversified Financials)	2,158,567
63,300	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,776,567
28,500	Trend Micro, Inc. (Software & Services)	1,610,831

		5,545,965

Netherlands – 5.5%
155,686	ING Groep NV (Banks)	2,361,586
434,050	Koninklijke KPN NV (Telecommunication Services)	1,296,913
84,869	Royal Dutch Shell plc Class A (Energy)	1,944,254

		5,602,753

Singapore – 3.8%
82,400	DBS Group Holdings Ltd. (Banks)	1,925,512
268,100	Singapore Exchange Ltd. (Diversified Financials)	1,924,077

		3,849,589

Spain – 3.4%
289,384	Iberdrola SA (Utilities)	3,417,203

Switzerland – 12.5%
25,063	Nestle SA (Registered) (Food Products)	3,305,991
9,421	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	3,649,641

Common Stocks – (continued)
Switzerland – (continued)
602	SGS SA (Registered) (Commercial & Professional Services)	1,782,233
9,118	Zurich Insurance Group AG (Insurance)	4,041,287

		12,779,152

Taiwan – 3.8%
183,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	3,883,317

United Kingdom – 19.1%
40,241	AstraZeneca plc (Pharmaceuticals, Biotechnology & Life Sciences)	5,034,203
617,594	BP plc (Energy)	2,958,832
51,133	Coca-Cola Europacific Partners plc (Food Products)	2,692,153
477,600	DS Smith plc (Materials)	2,505,335
194,523	National Grid plc (Utilities)	2,490,587
20,669	Reckitt Benckiser Group plc (Household & Personal Products)	1,677,967
40,089	Unilever plc (Household & Personal Products)	2,146,440

		19,505,517

United States – 8.2%
22,821	Ferguson plc (Capital Goods)	3,433,725
12,322	Schneider Electric SE (Capital Goods)	2,124,537
29,483	Swiss Re AG (Insurance)	2,856,181

		8,414,443

TOTAL COMMON STOCKS
(Cost $89,385,911)		$98,326,790

Shares	Dividend Rate	Value

Investment Company(a) – 2.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,460,180	0.026%	$2,460,180
(Cost $2,460,180)

TOTAL INVESTMENTS – 98.7%
(Cost $91,846,091)		$100,786,970

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%		1,301,693

NET ASSETS – 100.0%		$102,088,663

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Assets and Liabilities

October 31, 2021

	China Equity Fund	Emerging Markets Equity Fund	ESG Emerging Markets Equity Fund
Assets:
Investments in unaffiliated issuers, at value (cost $125,259,499, $3,528,256,482 and $29,352,677) (a)	$137,889,568	$4,373,718,538	$29,367,755
Investments in affiliated issuers, at value (cost $0, $36,545,431 and $884,272)	—	36,545,431	884,272
Investments in affiliated securities lending reinvestment vehicle, at value (cost $352,275, $45,470,600 and $0)	352,275	45,470,600	—
Cash	487,763	6,360,947	314,136
Foreign currencies, at value (cost $153,873, $4,820,884 and $113,761)	154,024	4,838,851	112,443
Receivables:
Investments sold	1,578,898	37,700,020	—
Reimbursement from investment adviser	59,299	—	270,580
Dividends	42,493	1,965,586	14,316
Fund shares sold	22,311	20,980,896	90,382
Securities lending income	54	9,533	—
Foreign tax reclaims	—	80,566	9,144
Other assets	38,872	123,114	41,108
Total assets	140,625,557	4,527,794,082	31,104,136

Liabilities:
Payables:
Payable upon return of securities loaned	352,275	45,470,600	—
Management fees	120,058	3,133,244	25,201
Fund shares redeemed	93,061	2,329,717	17,871
Investments purchased	13,197	11,286,411	58,383
Distribution and Service fees and Transfer Agency fees	11,185	264,646	2,355
Foreign capital gains taxes	—	29,441,381	117,392
Accrued expenses	260,269	1,132,439	139,131
Total liabilities	850,045	93,058,438	360,333

Net Assets:
Paid-in capital	120,518,817	3,656,408,863	81,572,541
Total distributable earnings (loss)	19,256,695	778,326,781	(50,828,738)
NET ASSETS	$139,775,512	$4,434,735,644	$30,743,803
Net Assets:
Class A	$22,001,515	$265,040,274	$4,071,893
Class C	1,737,051	36,367,246	137,062
Institutional	23,762,186	2,699,332,454	5,007,695
Service	—	32,940,240	—
Investor	635,674	295,909,550	1,087,901
Class R6	1,388,827	141,785,636	16,532
Class R	—	—	267,089
Class P	90,250,259	963,360,244	20,155,631
Total Net Assets	$139,775,512	$4,434,735,644	$30,743,803
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	614,489	9,290,064	290,421
Class C	55,090	1,441,306	9,954
Institutional	617,159	87,998,369	356,040
Service	—	1,196,018	—
Investor	16,624	9,723,934	77,395
Class R6	36,193	4,601,548	1,175
Class R	—	—	19,187
Class P	2,351,111	31,265,358	1,432,891
Net asset value, offering and redemption price per share:(b)
Class A	$35.80	$28.53	$14.02
Class C	31.53	25.23	13.77
Institutional	38.50	30.67	14.06
Service	—	27.54	—
Investor	38.24	30.43	14.06
Class R6	38.37	30.81	14.07
Class R	—	—	13.92
Class P	38.39	30.81	14.07

(a) Includes loaned securities having a market value of $329,175 and $42,694,895 for the China Equity and Emerging Markets Equity Funds, respectively.

(b) Maximum public offering price per share for Class A Shares of the China Equity, Emerging Markets Equity and ESG Emerging Markets Equity Funds is $37.88, $30.19 and $14.84, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Assets and Liabilities (continued)

October 31, 2021

	International Equity ESG Fund	International Equity Income Fund
Assets:
Investments in unaffiliated issuers, at value (cost $298,885,862 and $89,385,911)	$346,374,988	$98,326,790
Investments in affiliated issuers, at value (cost $12,758,723 and $2,460,180)	12,758,723	2,460,180
Cash	1,163,144	150,068
Foreign currencies, at value (cost $35,012 and $275,529)	32,881	275,585
Receivables:
Fund shares sold	1,248,643	810,812
Foreign tax reclaims	826,964	531,343
Dividends	740,791	281,262
Reimbursement from investment adviser	38,668	1,697
Other assets	57,422	46,192
Total assets	363,242,224	102,883,929

Liabilities:
Payables:
Management fees	236,936	66,993
Fund shares redeemed	168,945	182,871
Distribution and Service fees and Transfer Agency fees	36,609	12,610
Investments purchased	—	316,285
Accrued expenses	235,524	216,507
Total liabilities	678,014	795,266

Net Assets:
Paid-in capital	294,024,402	92,493,475
Total distributable earnings (loss)	68,539,808	9,595,188
NET ASSETS	$362,564,210	$102,088,663
Net Assets:
Class A	$62,249,674	$20,086,170
Class C	8,952,584	2,149,203
Institutional	111,615,438	24,117,733
Service	260,000	—
Investor	31,734,521	20,449,832
Class R6	15,095,046	6,049,960
Class R	—	619,822
Class P	132,656,947	28,615,943
Total Net Assets	$362,564,210	$102,088,663
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	2,056,317	1,327,973
Class C	322,070	162,274
Institutional	3,595,445	1,506,255
Service	8,220	—
Investor	1,028,606	1,354,767
Class R6	488,922	378,450
Class R	—	40,796
Class P	4,297,178	1,791,241
Net asset value, offering and redemption price per share:(a)
Class A	$30.27	$15.13
Class C	27.80	13.24
Institutional	31.04	16.01
Service	31.63	—
Investor	30.85	15.09
Class R6	30.87	15.99
Class R	—	15.19
Class P	30.87	15.98

(a)	Maximum public offering price per share for Class A Shares of the International Equity ESG and International Equity Income Funds is $32.03 and $16.01, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2021

	China Equity Fund	Emerging Markets Equity Fund	ESG Emerging Markets Equity Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign taxes withheld of $134,584, $5,867,300 and $51,194)	$1,644,454	$45,602,719	$345,038

Securities lending income — affiliated issuer	8,917	248,217	—

Dividends — affiliated issuers	940	8,634	110

Total investment income	1,654,311	45,859,570	345,148

Expenses:
Management fees	1,438,233	35,231,098	267,076
Custody, accounting and administrative services	175,213	2,316,240	160,440
Professional fees	146,917	163,705	277,198
Registration fees	86,786	189,030	80,870
Transfer Agency fees(a)	80,058	2,037,871	15,390
Distribution and Service (12b-1) fees(a)	67,783	1,052,818	12,107
Printing and mailing costs	37,872	512,739	37,864
Trustee fees	19,310	24,605	19,121
Service fees — Class C	3,176	86,601	742
Shareholder administration fees — Service Shares	—	80,368	—

Other	47,199	126,122	56,610

Total expenses	2,102,547	41,821,197	927,418

Less — expense reductions	(370,675)	(3,234,547)	(600,965)

Net expenses	1,731,872	38,586,650	326,453

NET INVESTMENT INCOME (LOSS)	(77,561)	7,272,920	18,695

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	6,636,040	183,624,062	4,809,210

Foreign currency transactions	(47,643)	(2,767,069)	(15,683)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers (including the effects of the net change in the foreign capital gains tax liability of $255,331, $23,110,192 and $112,420)	(14,854,260)	296,776,034	(5,231,402)

Foreign currency translation	257,656	(2,401,416)	4,595

Net realized and unrealized gain (loss)	(8,008,207)	475,231,611	(433,280)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(8,085,768)	$482,504,531	$(414,585)

(a)	Class specific Distribution and/or Service, and Transfer Agency fees were as follows:

	Distribution and/or (12b-1) Service Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
China Equity	$58,257	$9,526	$—	$—	$37,285	$2,032	$8,941	$—	$3,361	$444	$—	$27,995
Emerging Markets Equity	712,662	259,802	80,354	—	456,108	55,425	843,221	12,859	399,478	23,823	—	246,957
ESG Emerging Markets Equity	8,497	2,225	—	1,385	5,439	475	3,351	—	1,491	16	443	4,175

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Operations (continued)

For the Fiscal Year Ended October 31, 2021

	International Equity ESG Fund	International Equity Income Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign taxes withheld of $162,148 and $157,377)	$4,286,954	$3,102,210

Income from non-cash dividends	322,460	—

Other income	243,537	79,591

Securities lending income — affiliated issuer	5,790	5,291

Dividends — affiliated issuers	1,768	502

Total investment income	4,860,509	3,187,594

Expenses:

Management fees	2,042,730	655,177

Professional fees	208,503	120,671

Distribution and Service (12b-1) fees(a)	200,991	62,370

Transfer Agency fees(a)	170,215	72,654

Custody, accounting and administrative services	123,977	105,432

Registration fees	106,615	93,364

Printing and mailing costs	45,662	40,606

Service fees — Class C	25,036	4,870

Trustee fees	19,432	19,202

Shareholder administration fees — Service Shares	225	—

Other	1,064	12,641

Total expenses	2,944,450	1,186,987

Less — expense reductions	(607,516)	(391,525)

Net expenses	2,336,934	795,462

NET INVESTMENT INCOME	2,523,575	2,392,132

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	24,299,743	3,191,504

Foreign currency transactions	78,911	(21,071)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	43,853,272	14,853,168

Foreign currency translation	(25,823)	(3,505)

Net realized and unrealized gain	68,206,103	18,020,096

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$70,729,678	$20,412,228

(a)	Class specific Distribution and/or Service, and Transfer Agency fees were as follows:

	Distribution and/or (12b-1) Service Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
International Equity ESG	$125,659	$75,107	$225	$—	$80,423	$16,023	$23,802	$36	$16,981	$2,038	$—	$30,912
International Equity Income	45,412	14,610	—	2,348	29,064	3,117	6,255	—	24,325	1,193	751	7,949

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Changes in Net Assets

	China Equity Fund		Emerging Markets Equity Fund
	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2020
From operations:

Net investment income (loss)	$(77,561)	$(14,269)	$7,272,920	$16,914,590

Net realized gain (loss)	6,588,397	6,711,266	180,856,993	(79,391,813)

Net change in unrealized gain (loss)	(14,596,604)	20,346,795	294,374,618	436,112,438

Net increase (decrease) in net assets resulting from operations	(8,085,768)	27,043,792	482,504,531	373,635,215

Distributions to shareholders:

From distributable earnings:

Class A Shares	(1,032,658)	(80,753)	(195,130)	(2,087,916)

Class C Shares	(58,412)	—	—	(31,816)

Institutional Shares	(579,417)	(54,582)	(5,534,105)	(11,063,936)

Service Shares	—	—	—	(191,831)

Investor Shares	(88,975)	(1,881)	(461,894)	(1,412,911)

Class R6 Shares	(38,386)	(3,753)	(207,233)	(290,245)

Class P Shares	(3,246,437)	(459,995)	(1,905,777)	(4,624,350)

Total distributions to shareholders	(5,044,285)	(600,964)	(8,304,139)	(19,703,005)

From share transactions:

Proceeds from sales of shares	106,114,403	13,135,019	2,204,016,948	1,041,975,752

Reinvestment of distributions	4,973,744	595,251	7,511,354	17,567,215

Cost of shares redeemed	(46,334,845)	(25,971,258)	(700,870,868)	(738,651,137)

Net increase (decrease) in net assets resulting from share transactions	64,753,302	(12,240,988)	1,510,657,434	320,891,830

TOTAL INCREASE	51,623,249	14,201,840	1,984,857,826	674,824,040

Net Assets:

Beginning of year	88,152,263	73,950,423	2,449,877,818	1,775,053,778

End of year	$139,775,512	$88,152,263	$4,434,735,644	$2,449,877,818

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Changes in Net Assets (continued)

	ESG Emerging Markets Equity Fund		International Equity ESG Fund
	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2020
From operations:
Net investment income	$18,695	$18,075	$2,523,575	$511,517
Net realized gain (loss)	4,793,527	(173,222)	24,378,654	8,273,250
Net change in unrealized gain (loss)	(5,226,807)	1,644,696	43,827,449	(2,528,404)
Net increase (decrease) in net assets resulting from operations	(414,585)	1,489,549	70,729,678	6,256,363

Distributions to shareholders:
From distributable earnings:
Class A Shares	—	(280)	(1,466)	(607,729)
Class C Shares	—	—	—	(117,372)
Institutional Shares	(30,382)	(64,061)	(91,491)	(161,245)
Service Shares	—	—	—	(65)
Investor Shares	(158)	(400)	(5,951)	(12,522)
Class R6 Shares	(237)	(471)	(7,595)	(9,509)
Class R Shares	—	(1,009)	—	—
Class P Shares	(586)	— (a)	(223,814)	(1,391,936)
Total distributions to shareholders	(31,363)	(66,221)	(330,317)	(2,300,378)

From share transactions:
Proceeds from sales of shares	9,402,122	728,979	199,535,178	30,746,192
Proceeds received in connection with merger	26,514,969	—	—	—
Reinvestment of distributions	31,363	66,221	327,945	2,269,283
Cost of shares redeemed	(14,006,154)	(249,783)	(42,252,620)	(25,612,098)
Net increase in net assets resulting from share transactions	21,942,300	545,417	157,610,503	7,403,377
TOTAL INCREASE	21,496,352	1,968,745	228,009,864	11,359,362

Net Assets:
Beginning of year	9,247,451	7,278,706	134,554,346	123,194,984
End of year	$30,743,803	$9,247,451	$362,564,210	$134,554,346

(a)	Commenced operations on January 21, 2020.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Changes in Net Assets (continued)

	International Equity Income Fund
	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2020
From operations:

Net investment income	$2,392,132	$1,461,318

Net realized gain (loss)	3,170,433	(510,524)

Net change in unrealized gain (loss)	14,849,663	(9,050,670)

Net increase (decrease) in net assets resulting from operations	20,412,228	(8,099,876)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(409,392)	(609,078)

Class C Shares	(36,613)	(54,686)

Institutional Shares	(343,890)	(341,933)

Investor Shares	(358,627)	(303,964)

Class R6 Shares	(95,219)	(32,808)

Class R Shares	(9,504)	(3,596)

Class P Shares	(652,395)	(1,237,682)

Total distributions to shareholders	(1,905,640)	(2,583,747)

From share transactions:

Proceeds from sales of shares	42,199,176	40,928,620

Reinvestment of distributions	1,892,437	2,561,342

Cost of shares redeemed	(17,978,889)	(35,481,004)

Net increase in net assets resulting from share transactions	26,112,724	8,008,958

TOTAL INCREASE (DECREASE)	44,619,312	(2,674,665)

Net Assets:

Beginning of year	57,469,351	60,144,016

End of year	$102,088,663	$57,469,351

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CHINA EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs China Equity Fund
	Class A Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$36.99	$25.87	$23.13	$27.69	$21.08

Net investment income (loss)(a)	(0.15)	(0.07)	0.04	0.05	(0.02	)(b)

Net realized and unrealized gain (loss)	0.93	11.35	4.23	(4.22)	6.63

Total from investment operations	0.78	11.28	4.27	(4.17)	6.61

Distributions to shareholders from net investment income	—	(0.16)	(0.04)	—	—

Distributions to shareholders from net realized gains	(1.97)	—	(1.49)	(0.39)	—

Total distributions	(1.97)	(0.16)	(1.53)	(0.39)	—

Net asset value, end of year	$35.80	$36.99	$25.87	$23.13	$27.69

Total return(c)	1.96%	43.67%	19.54%	(15.32)%	31.36%

Net assets, end of year (in 000s)	$22,002	$18,617	$13,397	$13,598	$16,860

Ratio of net expenses to average net assets	1.45%	1.47%	1.51%	1.54%	1.55%

Ratio of total expenses to average net assets	1.77%	2.11%	2.10%	1.91%	2.03%

Ratio of net investment income (loss) to average net assets	(0.38)%	(0.24)%	0.17%	0.17%	(0.09	)%(b)

Portfolio turnover rate(d)	46%	106%	20%	39%	89%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.17% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS CHINA EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs China Equity Fund
	Class C Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$33.03	$23.14	$20.95	$25.31	$19.41

Net investment loss(a)	(0.40)	(0.26)	(0.14)	(0.13)	(0.17	)(b)

Net realized and unrealized gain (loss)	0.87	10.15	3.82	(3.84)	6.07

Total from investment operations	0.47	9.89	3.68	(3.97)	5.90

Distributions to shareholders from net realized gains	(1.97)	—	(1.49)	(0.39)	—

Net asset value, end of year	$31.53	$33.03	$23.14	$20.95	$25.31

Total return(c)	1.22%	42.60%	18.66%	(15.94)%	30.35%

Net assets, end of year (in 000s)	$1,737	$973	$896	$1,318	$1,732

Ratio of net expenses to average net assets	2.20%	2.21%	2.27%	2.29%	2.30%

Ratio of total expenses to average net assets	2.54%	2.85%	2.85%	2.66%	2.78%

Ratio of net investment loss to average net assets	(1.17)%	(0.98)%	(0.63)%	(0.52)%	(0.79	)%(b)

Portfolio turnover rate(d)	46%	106%	20%	39%	89%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.17% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CHINA EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs China Equity Fund
	Institutional Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$39.52	$27.63	$24.56	$29.28	$22.20

Net investment income(a)	0.03	0.05	0.14	0.19	0.09	(b)

Net realized and unrealized gain (loss)	0.92	12.09	4.50	(4.51)	6.99

Total from investment operations	0.95	12.14	4.64	(4.32)	7.08

Distributions to shareholders from net investment income	—	(0.25)	(0.08)	(0.01)	—

Distributions to shareholders from net realized gains	(1.97)	—	(1.49)	(0.39)	—

Total distributions	(1.97)	(0.25)	(1.57)	(0.40)	—

Net asset value, end of year	$38.50	$39.52	$27.63	$24.56	$29.28

Total return(c)	2.28%	44.13%	19.98%	(14.98)%	31.91%

Net assets, end of year (in 000s)	$23,762	$10,824	$6,327	$6,997	$62,843

Ratio of net expenses to average net assets	1.15%	1.15%	1.15%	1.15%	1.15%

Ratio of total expenses to average net assets	1.40%	1.74%	1.71%	1.47%	1.63%

Ratio of net investment income to average net assets	0.07%	0.17%	0.54%	0.63%	0.36	%(b)

Portfolio turnover rate(d)	46%	106%	20%	39%	89%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.17% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS CHINA EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs China Equity Fund
	Investor Shares(a)
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$39.28	$27.46	$24.41	$29.14	$22.12

Net investment income (loss)(b)	(0.01)	0.01	0.09	0.15	0.06	(c)

Net realized and unrealized gain (loss)	0.94	12.03	4.50	(4.48)	6.96

Total from investment operations	0.93	12.04	4.59	(4.33)	7.02

Distributions to shareholders from net investment income	—	(0.22)	(0.05)	(0.01)	—

Distributions to shareholders from net realized gains	(1.97)	—	(1.49)	(0.39)	—

Total distributions	(1.97)	(0.22)	(1.54)	(0.40)	—

Net asset value, end of year	$38.24	$39.28	$27.46	$24.41	$29.14

Total return(d)	2.22%	44.01%	19.86%	(15.11)%	31.74%

Net assets, end of year (in 000s)	$636	$762	$226	$392	$136

Ratio of net expenses to average net assets	1.20%	1.22%	1.27%	1.29%	1.30%

Ratio of total expenses to average net assets	1.49%	1.86%	1.85%	1.63%	1.78%

Ratio of net investment income (loss) to average net assets	(0.02)%	0.04%	0.35%	0.52%	0.24	%(c)

Portfolio turnover rate(e)	46%	106%	20%	39%	89%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.17% of average net assets.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CHINA EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs China Equity Fund
	Class R6 Shares
	Year Ended October 31,			February 28, 2018* to October 31, 2018
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$39.39	$27.54	$24.56	$30.83

Net investment income (loss)(a)	0.03	(0.02)	0.15	0.19

Net realized and unrealized gain (loss)	0.92	12.13	4.48	(6.46)

Total from investment operations	0.95	12.11	4.63	(6.27)

Distributions to shareholders from net investment income	—	(0.26)	(0.16)	—

Distributions to shareholders from net realized gains	(1.97)	—	(1.49)	—

Total distributions	(1.97)	(0.26)	(1.65)	—

Net asset value, end of period	$38.37	$39.39	$27.54	$24.56

Total return(b)	2.29%	44.15%	19.96%	(20.34)%

Net assets, end of period (in 000s)	$1,389	$631	$432	$8

Ratio of net expenses to average net assets	1.14%	1.14%	1.15%	1.15	%(c)

Ratio of total expenses to average net assets	1.38%	1.71%	1.70%	1.55	%(c)

Ratio of net investment income (loss) to average net assets	0.08%	(0.07)%	0.57%	1.00	%(c)

Portfolio turnover rate(d)	46%	106%	20%	39%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS CHINA EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs China Equity Fund
	Class P Shares
	Year Ended October 31,			April 16, 2018* to October 31, 2018
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$39.40	$27.55	$24.57	$30.61

Net investment income(a)	— (b)	0.01	0.14	0.09

Net realized and unrealized gain (loss)	0.96	12.10	4.49	(6.13)

Total from investment operations	0.96	12.11	4.63	(6.04)

Distributions to shareholders from net investment income	—	(0.26)	(0.16)	—

Distributions to shareholders from net realized gains	(1.97)	—	(1.49)	—

Total distributions	(1.97)	(0.26)	(1.65)	—

Net asset value, end of period	$38.39	$39.40	$27.55	$24.57

Total return(c)	2.26%	44.17%	19.98%	(19.73)%

Net assets, end of period (in 000s)	$90,250	$56,345	$52,673	$47,901

Ratio of net expenses to average net assets	1.14%	1.14%	1.15%	1.14	%(d)

Ratio of total expenses to average net assets	1.39%	1.71%	1.70%	1.77	%(d)

Ratio of net investment income to average net assets	0.01%	0.04%	0.55%	0.59	%(d)

Portfolio turnover rate(e)	46%	106%	20%	39%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Fund
	Class A Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$23.76	$20.35	$17.18	$20.91	$16.23

Net investment income (loss)(a)	(0.02)	0.11	0.07	0.10	0.05	(b)

Net realized and unrealized gain (loss)	4.81	3.49	3.18	(3.69)	4.74

Total from investment operations	4.79	3.60	3.25	(3.59)	4.79

Distributions to shareholders from net investment income	(0.02)	(0.19)	(0.08)	(0.14)	(0.11)

Net asset value, end of year	$28.53	$23.76	$20.35	$17.18	$20.91

Total return(c)	20.11%	17.77%	19.03%	(17.32)%	29.78%

Net assets, end of year (in 000s)	$265,040	$247,765	$230,234	$152,596	$85,679

Ratio of net expenses to average net assets	1.34%	1.49%	1.55%	1.56%	1.57%

Ratio of total expenses to average net assets	1.48%	1.54%	1.58%	1.64%	1.75%

Ratio of net investment income (loss) to average net assets	(0.08)%	0.51%	0.39%	0.46%	0.29	%(b)

Portfolio turnover rate(d)	52%	31%	33%	52%	113%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.19% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Fund
	Class C Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$21.16	$18.12	$15.34	$18.72	$14.53

Net investment loss(a)	(0.21)	(0.06)	(0.06)	(0.05)	(0.09	)(b)

Net realized and unrealized gain (loss)	4.28	3.12	2.84	(3.30)	4.28

Total from investment operations	4.07	3.06	2.78	(3.35)	4.19

Distributions to shareholders from net investment income	—	(0.02)	—	(0.03)	—

Net asset value, end of year	$25.23	$21.16	$18.12	$15.34	$18.72

Total return(c)	19.23%	16.85%	18.12%	(17.91)%	28.84%

Net assets, end of year (in 000s)	$36,367	$23,425	$30,115	$33,252	$36,286

Ratio of net expenses to average net assets	2.09%	2.24%	2.30%	2.31%	2.32%

Ratio of total expenses to average net assets	2.23%	2.29%	2.33%	2.39%	2.50%

Ratio of net investment loss to average net assets	(0.81)%	(0.34)%	(0.33)%	(0.25)%	(0.55	)%(b)

Portfolio turnover rate(d)	52%	31%	33%	52%	113%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.19% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Fund
	Institutional Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$25.54	$21.85	$18.43	$22.40	$17.38

Net investment income(a)	0.07	0.21	0.17	0.20	0.12	(b)

Net realized and unrealized gain (loss)	5.15	3.73	3.40	(3.96)	5.07

Total from investment operations	5.22	3.94	3.57	(3.76)	5.19

Distributions to shareholders from net investment income	(0.09)	(0.25)	(0.15)	(0.21)	(0.17)

Net asset value, end of year	$30.67	$25.54	$21.85	$18.43	$22.40

Total return(c)	20.51%	18.11%	19.51%	(16.99)%	30.31%

Net assets, end of year (in 000s)	$2,699,332	$1,479,859	$940,632	$678,197	$664,085

Ratio of net expenses to average net assets	1.03%	1.16%	1.17%	1.17%	1.18%

Ratio of total expenses to average net assets	1.11%	1.17%	1.19%	1.24%	1.36%

Ratio of net investment income to average net assets	0.24%	0.93%	0.84%	0.91%	0.63	%(b)

Portfolio turnover rate(d)	52%	31%	33%	52%	113%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.19% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Fund
	Service Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$22.97	$19.68	$16.60	$20.21	$15.71

Net investment income (loss)(a)	(0.07)	0.07	0.06	0.07	0.02	(b)

Net realized and unrealized gain (loss)	4.64	3.38	3.06	(3.56)	4.59

Total from investment operations	4.57	3.45	3.12	(3.49)	4.61

Distributions to shareholders from net investment income	—	(0.16)	(0.04)	(0.12)	(0.11)

Net asset value, end of year	$27.54	$22.97	$19.68	$16.60	$20.21

Total return(c)	19.90%	17.55%	18.85%	(17.38)%	29.65%

Net assets, end of year (in 000s)	$32,940	$26,329	$24,183	$19,922	$26,049

Ratio of net expenses to average net assets	1.53%	1.65%	1.67%	1.67%	1.68%

Ratio of total expenses to average net assets	1.61%	1.67%	1.69%	1.75%	1.86%

Ratio of net investment income (loss) to average net assets	(0.26)%	0.35%	0.32%	0.36%	0.11	%(b)

Portfolio turnover rate(d)	52%	31%	33%	52%	113%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.19% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Fund
	Investor Shares(a)
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$25.33	$21.66	$18.28	$22.24	$17.27

Net investment income(b)	0.06	0.16	0.12	0.17	0.13	(c)

Net realized and unrealized gain (loss)	5.11	3.73	3.38	(3.94)	5.01

Total from investment operations	5.17	3.89	3.50	(3.77)	5.14

Distributions to shareholders from net investment income	(0.07)	(0.22)	(0.12)	(0.19)	(0.17)

Net asset value, end of year	$30.43	$25.33	$21.66	$18.28	$22.24

Total return(d)	20.43%	18.02%	19.31%	(17.07)%	30.11%

Net assets, end of year (in 000s)	$295,910	$147,386	$135,484	$139,726	$62,974

Ratio of net expenses to average net assets	1.08%	1.24%	1.30%	1.31%	1.31%

Ratio of total expenses to average net assets	1.23%	1.29%	1.33%	1.38%	1.49%

Ratio of net investment income to average net assets	0.20%	0.70%	0.58%	0.79%	0.67	%(c)

Portfolio turnover rate(e)	52%	31%	33%	52%	113%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.19% of average net assets.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Fund
	Class R6 Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$25.65	$21.94	$18.51	$22.41	$17.38

Net investment income(a)	0.07	0.16	0.17	0.21	0.16	(b)

Net realized and unrealized gain (loss)	5.19	3.80	3.41	(4.00)	5.05

Total from investment operations	5.26	3.96	3.58	(3.79)	5.21

Distributions to shareholders from net investment income	(0.10)	(0.25)	(0.15)	(0.11)	(0.18)

Net asset value, end of year	$30.81	$25.65	$21.94	$18.51	$22.41

Total return(c)	20.51%	18.13%	19.52%	(16.96)%	30.35%

Net assets, end of year (in 000s)	$141,786	$53,424	$25,387	$37,865	$245

Ratio of net expenses to average net assets	1.02%	1.15%	1.16%	1.16%	1.17%

Ratio of total expenses to average net assets	1.10%	1.16%	1.18%	1.21%	1.35%

Ratio of net investment income to average net assets	0.22%	0.71%	0.82%	0.99%	0.88	%(b)

Portfolio turnover rate(d)	52%	31%	33%	52%	113%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.19% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Fund
	Class P Shares
	Year Ended October 31,			April 16, 2018* to October 31, 2018
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$25.65	$21.94	$18.51	$23.46

Net investment income(a)	0.08	0.19	0.17	0.10

Net realized and unrealized gain (loss)	5.18	3.77	3.41	(5.05)

Total from investment operations	5.26	3.96	3.58	(4.95)

Distributions to shareholders from net investment income	(0.10)	(0.25)	(0.15)	—

Net asset value, end of period	$30.81	$25.65	$21.94	$18.51

Total return(b)	20.50%	18.14%	19.47%	(21.06)%

Net assets, end of period (in 000s)	$963,360	$471,690	$389,019	$311,447

Ratio of net expenses to average net assets	1.01%	1.15%	1.16%	1.15	%(c)

Ratio of total expenses to average net assets	1.10%	1.15%	1.18%	1.24	%(c)

Ratio of net investment income to average net assets	0.27%	0.86%	0.82%	0.94	%(c)

Portfolio turnover rate(d)	52%	31%	33%	52%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Class A Shares
	Year Ended October 31,			May 31, 2018* to October 31, 2018
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$11.73	$9.95	$8.40	$10.00

Net investment income (loss)(a)	(0.02)	— (b)	0.04	0.03

Net realized and unrealized gain (loss)	2.31	1.84	1.53	(1.63)

Total from investment operations	2.29	1.84	1.57	(1.60)

Distributions to shareholders from net investment income	—	(0.06)	(0.02)	—

Net asset value, end of period	$14.02	$11.73	$9.95	$8.40

Total return(c)	19.52%	18.46%	18.74%	(16.00)%

Net assets, end of period (in 000s)	$4,072	$92	$50	$42

Ratio of net expenses to average net assets	1.47%	1.49%	1.60%	1.53	%(d)

Ratio of total expenses to average net assets	3.64%	6.33%	7.73%	10.28	%(d)

Ratio of net investment income (loss) to average net assets	(0.17)%	0.02%	0.44%	0.64	%(d)

Portfolio turnover rate(e)	116%	28%	57%	23%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Class C Shares
	Year Ended October 31,			May 31, 2018* to October 31, 2018
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$11.61	$9.87	$8.37	$10.00

Net investment loss(a)	(0.14)	(0.09)	(0.03)	—	(b)

Net realized and unrealized gain (loss)	2.30	1.83	1.53	(1.63)

Total from investment operations	2.16	1.74	1.50	(1.63)

Net asset value, end of period	$13.77	$11.61	$9.87	$8.37

Total return(c)	18.60%	17.58%	17.92%	(16.30)%

Net assets, end of period (in 000s)	$137	$58	$49	$42

Ratio of net expenses to average net assets	2.20%	2.24%	2.35%	2.28	%(d)

Ratio of total expenses to average net assets	3.64%	6.94%	8.49%	11.03	%(d)

Ratio of net investment loss to average net assets	(0.96)%	(0.84)%	(0.31)%	(0.11	)%(d)

Portfolio turnover rate(e)	116%	28%	57%	23%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Institutional Shares
	Year Ended October 31,			May 31, 2018* to October 31, 2018
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$11.77	$9.98	$8.41	$10.00

Net investment income(a)	0.01	0.03	0.08	0.04

Net realized and unrealized gain (loss)	2.32	1.85	1.53	(1.63)

Total from investment operations	2.33	1.88	1.61	(1.59)

Distributions to shareholders from net investment income	(0.04)	(0.09)	(0.04)	—

Net asset value, end of period	$14.06	$11.77	$9.98	$8.41

Total return(b)	19.81%	18.91%	19.26%	(15.90)%

Net assets, end of period (in 000s)	$5,008	$8,631	$6,912	$5,679

Ratio of net expenses to average net assets	1.14%	1.14%	1.21%	1.14	%(c)

Ratio of total expenses to average net assets	3.16%	5.83%	7.31%	9.89	%(c)

Ratio of net investment income to average net assets	0.06%	0.26%	0.85%	1.03	%(c)

Portfolio turnover rate(d)	116%	28%	57%	23%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Investor Shares
	Year Ended October 31,			May 31, 2018* to October 31, 2018
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$11.76	$9.97	$8.41	$10.00

Net investment income(a)	0.01	0.02	0.06	0.03

Net realized and unrealized gain (loss)	2.32	1.85	1.53	(1.62)

Total from investment operations	2.33	1.87	1.59	(1.59)

Distributions to shareholders from net investment income	(0.03)	(0.08)	(0.03)	—

Net asset value, end of period	$14.06	$11.76	$9.97	$8.41

Total return(b)	19.82%	18.79%	19.03%	(15.90)%

Net assets, end of period (in 000s)	$1,088	$59	$50	$42

Ratio of net expenses to average net assets	1.22%	1.24%	1.35%	1.28	%(c)

Ratio of total expenses to average net assets	3.33%	5.94%	7.49%	10.03	%(c)

Ratio of net investment income to average net assets	0.08%	0.15%	0.69%	0.89	%(c)

Portfolio turnover rate(d)	116%	28%	57%	23%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Class R6 Shares
	Year Ended October 31,			May 31, 2018* to October 31, 2018
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$11.77	$9.98	$8.41	$10.00

Net investment income(a)	0.02	0.03	0.08	0.04

Net realized and unrealized gain (loss)	2.32	1.85	1.53	(1.63)

Total from investment operations	2.34	1.88	1.61	(1.59)

Distributions to shareholders from net investment income	(0.04)	(0.09)	(0.04)	—

Net asset value, end of period	$14.07	$11.77	$9.98	$8.41

Total return(b)	19.90%	18.92%	19.26%	(15.90)%

Net assets, end of period (in 000s)	$17	$65	$50	$42

Ratio of net expenses to average net assets	1.13%	1.13%	1.20%	1.13	%(c)

Ratio of total expenses to average net assets	3.00%	5.84%	7.34%	9.88	%(c)

Ratio of net investment income to average net assets	0.13%	0.26%	0.84%	1.04	%(c)

Portfolio turnover rate(d)	116%	28%	57%	23%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Class R Shares
	Year Ended October 31,			May 31, 2018* to October 31, 2018
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$11.68	$9.94	$8.39	$10.00

Net investment income (loss)(a)	(0.07)	(0.03)	0.01	0.02

Net realized and unrealized gain (loss)	2.31	1.83	1.55	(1.63)

Total from investment operations	2.24	1.80	1.56	(1.61)

Distributions to shareholders from net investment income	—	(0.06)	(0.01)	—

Net asset value, end of period	$13.92	$11.68	$9.94	$8.39

Total return(b)	19.18%	18.11%	18.57%	(16.10)%

Net assets, end of period (in 000s)	$267	$255	$167	$42

Ratio of net expenses to average net assets	1.72%	1.74%	1.92%	1.78	%(c)

Ratio of total expenses to average net assets	4.12%	6.53%	7.68%	10.53	%(c)

Ratio of net investment income (loss) to average net assets	(0.47)%	(0.34)%	0.06%	0.39	%(c)

Portfolio turnover rate(d)	116%	28%	57%	23%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Class P Shares
	Year Ended October 31, 2021	January 31, 2020* to October 31, 2020
Per Share Data

Net asset value, beginning of period	$11.77	$10.87

Net investment income(a)	0.02	0.03

Net realized and unrealized gain	2.32	0.87

Total from investment operations	2.34	0.90

Distributions to shareholders from net investment income	(0.04)	—

Net asset value, end of period	$14.07	$11.77

Total return(b)	19.92%	8.28%

Net assets, end of period (in 000s)	$20,156	$86

Ratio of net expenses to average net assets	1.13%	1.08	%(c)

Ratio of total expenses to average net assets	3.46%	6.51	%(c)

Ratio of net investment income to average net assets	0.17%	0.30	%(c)

Portfolio turnover rate(d)	116%	28%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity ESG Fund
	Class A Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$21.01	$20.67	$17.88	$19.92	$16.61

Net investment income(a)	0.23	0.04	0.28	0.22	0.14

Net realized and unrealized gain (loss)	9.03	0.66	2.76	(2.01)	3.63

Total from investment operations	9.26	0.70	3.04	(1.79)	3.77

Distributions to shareholders from net investment income	— (b)	(0.36)	(0.25)	(0.25)	(0.46)

Net asset value, end of year	$30.27	$21.01	$20.67	$17.88	$19.92

Total return(c)	44.15%	3.30%	17.33%	(9.11)%	23.29%

Net assets, end of year (in 000s)	$62,250	$33,927	$35,181	$34,602	$38,330

Ratio of net expenses to average net assets	1.18%	1.20%	1.26%	1.29%	1.30%

Ratio of total expenses to average net assets	1.47%	1.69%	1.69%	1.58%	1.63%

Ratio of net investment income to average net assets	0.82%	0.21%	1.52%	1.11%	0.78%

Portfolio turnover rate(d)	39%	55%	41%	38%	116%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity ESG Fund
	Class C Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$19.44	$19.16	$16.49	$18.39	$15.37

Net investment income (loss)(a)	— (b)	(0.10)	0.13	0.07	0.02

Net realized and unrealized gain (loss)	8.36	0.60	2.58	(1.86)	3.35

Total from investment operations	8.36	0.50	2.71	(1.79)	3.37

Distributions to shareholders from net investment income	—	(0.22)	(0.04)	(0.11)	(0.35)

Net asset value, end of year	$27.80	$19.44	$19.16	$16.49	$18.39

Total return(c)	43.08%	2.53%	16.49%	(9.79)%	22.40%

Net assets, end of year (in 000s)	$8,953	$9,369	$10,400	$9,985	$15,681

Ratio of net expenses to average net assets	1.93%	1.95%	2.01%	2.04%	2.05%

Ratio of total expenses to average net assets	2.23%	2.44%	2.44%	2.33%	2.37%

Ratio of net investment income (loss) to average net assets	(0.01)%	(0.54)%	0.78%	0.40%	0.12%

Portfolio turnover rate(d)	39%	55%	41%	38%	116%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity ESG Fund
	Institutional Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$21.53	$21.17	$18.23	$20.30	$16.93

Net investment income(a)	0.35	0.15	0.29	0.40	0.22

Net realized and unrealized gain (loss)	9.23	0.63	2.89	(2.14)	3.69

Total from investment operations	9.58	0.78	3.18	(1.74)	3.91

Distributions to shareholders from net investment income	(0.07)	(0.42)	(0.24)	(0.33)	(0.54)

Net asset value, end of year	$31.04	$21.53	$21.17	$18.23	$20.30

Total return(b)	44.62%	3.62%	17.76%	(8.76)%	23.78%

Net assets, end of year (in 000s)	$111,615	$23,137	$7,660	$6,835	$127,403

Ratio of net expenses to average net assets	0.86%	0.86%	0.90%	0.90%	0.90%

Ratio of total expenses to average net assets	1.09%	1.33%	1.31%	1.17%	1.22%

Ratio of net investment income to average net assets	1.20%	0.72%	1.49%	1.94%	1.22%

Portfolio turnover rate(c)	39%	55%	41%	38%	116%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity ESG Fund
	Service Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$22.00	$21.63	$18.70	$20.68	$16.79

Net investment income(a)	0.17	0.01	0.28	0.22	0.13

Net realized and unrealized gain (loss)	9.46	0.70	2.88	(2.10)	3.76

Total from investment operations	9.63	0.71	3.16	(1.88)	3.89

Distributions to shareholders from net investment income	—	(0.34)	(0.23)	(0.10)	—

Net asset value, end of year	$31.63	$22.00	$21.63	$18.70	$20.68

Total return(b)	43.90%	3.16%	17.20%	(9.14)%	23.17%

Net assets, end of year (in 000s)	$260	$4	$4	$4	$4

Ratio of net expenses to average net assets	1.36%	1.34%	1.36%	1.34%	1.39%

Ratio of total expenses to average net assets	1.58%	1.79%	1.75%	1.58%	1.66%

Ratio of net investment income to average net assets	0.57%	0.07%	1.44%	1.07%	0.71%

Portfolio turnover rate(c)	39%	55%	41%	38%	116%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity ESG Fund
	Investor Shares(a)
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$21.41	$21.06	$18.20	$20.23	$16.86

Net investment income(b)	0.34	0.09	0.36	0.24	0.27

Net realized and unrealized gain (loss)	9.17	0.68	2.78	(2.02)	3.60

Total from investment operations	9.51	0.77	3.14	(1.78)	3.87

Distributions to shareholders from net investment income	(0.07)	(0.42)	(0.28)	(0.25)	(0.50)

Net asset value, end of year	$30.85	$21.41	$21.06	$18.20	$20.23

Total return(c)	44.52%	3.56%	17.64%	(8.92)%	23.63%

Net assets, end of year (in 000s)	$31,735	$1,298	$492	$421	$1,009

Ratio of net expenses to average net assets	0.93%	0.95%	1.00%	1.04%	1.05%

Ratio of total expenses to average net assets	1.20%	1.44%	1.44%	1.34%	1.39%

Ratio of net investment income to average net assets	1.15%	0.44%	1.87%	1.20%	1.50%

Portfolio turnover rate(d)	39%	55%	41%	38%	116%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity ESG Fund
	Class R6 Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$21.41	$21.06	$18.23	$20.30	$16.93

Net investment income(a)	0.36	0.14	0.45	0.31	0.22

Net realized and unrealized gain (loss)	9.17	0.64	2.71	(2.05)	3.69

Total from investment operations	9.53	0.78	3.16	(1.74)	3.91

Distributions to shareholders from net investment income	(0.07)	(0.43)	(0.33)	(0.33)	(0.54)

Net asset value, end of year	$30.87	$21.41	$21.06	$18.23	$20.30

Total return(b)	44.65%	3.63%	17.76%	(8.74)%	23.80%

Net assets, end of year (in 000s)	$15,095	$1,981	$470	$11	$12

Ratio of net expenses to average net assets	0.85%	0.85%	0.90%	0.89%	0.89%

Ratio of total expenses to average net assets	1.08%	1.32%	1.31%	1.18%	1.22%

Ratio of net investment income to average net assets	1.23%	0.69%	2.35%	1.53%	1.21%

Portfolio turnover rate(c)	39%	55%	41%	38%	116%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity ESG Fund
	Class P Shares
	Year Ended October 31,			April 16, 2018* to October 31, 2018
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$21.42	$21.05	$18.23	$20.84

Net investment income(a)	0.33	0.11	0.36	0.06

Net realized and unrealized gain (loss)	9.19	0.69	2.79	(2.67)

Total from investment operations	9.52	0.80	3.15	(2.61)

Distributions to shareholders from net investment income	(0.07)	(0.43)	(0.33)	—

Net asset value, end of period	$30.87	$21.42	$21.05	$18.23

Total return(b)	44.64%	3.67%	17.73%	(12.52)%

Net assets, end of period (in 000s)	$132,657	$64,838	$68,987	$94,972

Ratio of net expenses to average net assets	0.85%	0.86%	0.89%	0.89	%(c)

Ratio of total expenses to average net assets	1.09%	1.30%	1.29%	1.22	%(c)

Ratio of net investment income to average net assets	1.16%	0.55%	1.88%	0.59	%(c)

Portfolio turnover rate(d)	39%	55%	41%	38%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Income Fund
	Class A Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$11.54	$13.50	$13.25	$14.50	$11.99

Net investment income(a)	0.39	0.23	0.37	0.37	0.17

Net realized and unrealized gain (loss)	3.53	(1.69)	1.53	(1.36)	2.58

Total from investment operations	3.92	(1.46)	1.90	(0.99)	2.75

Distributions to shareholders from net investment income	(0.33)	(0.50)	(0.36)	(0.26)	(0.24)

Distributions to shareholders from net realized gains	—	—	(1.29)	—	—

Total distributions	(0.33)	(0.50)	(1.65)	(0.26)	(0.24)

Net asset value, end of year	$15.13	$11.54	$13.50	$13.25	$14.50

Total return(b)	34.07%	(11.23)%	16.95%	(6.98)%	23.38%

Net assets, end of year (in 000s)	$20,086	$13,669	$16,711	$15,844	$17,937

Ratio of net expenses to average net assets	1.20%	1.23%	1.25%	1.26%	1.30%

Ratio of total expenses to average net assets	1.69%	1.92%	2.16%	1.90%	1.88%

Ratio of net investment income to average net assets	2.71%	1.87%	2.99%	2.54%	1.32%

Portfolio turnover rate(c)	28%	51%	27%	87%	32%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Income Fund
	Class C Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.14	$11.89	$11.88	$12.98	$10.75

Net investment income(a)	0.25	0.13	0.25	0.25	0.07

Net realized and unrealized gain (loss)	3.09	(1.50)	1.34	(1.22)	2.31

Total from investment operations	3.34	(1.37)	1.59	(0.97)	2.38

Distributions to shareholders from net investment income	(0.24)	(0.38)	(0.29)	(0.13)	(0.15)

Distributions to shareholders from net realized gains	—	—	(1.29)	—	—

Total distributions	(0.24)	(0.38)	(1.58)	(0.13)	(0.15)

Net asset value, end of year	$13.24	$10.14	$11.89	$11.88	$12.98

Total return(b)	33.02%	(11.88)%	16.01%	(7.59)%	22.44%

Net assets, end of year (in 000s)	$2,149	$1,514	$1,638	$1,673	$3,770

Ratio of net expenses to average net assets	1.95%	1.97%	2.00%	2.01%	2.05%

Ratio of total expenses to average net assets	2.44%	2.67%	2.91%	2.63%	2.63%

Ratio of net investment income to average net assets	1.92%	1.19%	2.24%	1.89%	0.58%

Portfolio turnover rate(c)	28%	51%	27%	87%	32%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Income Fund
	Institutional Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$12.20	$14.26	$13.88	$15.20	$12.56

Net investment income(a)	0.47	0.31	0.42	0.49	0.23

Net realized and unrealized gain (loss)	3.71	(1.80)	1.63	(1.46)	2.70

Total from investment operations	4.18	(1.49)	2.05	(0.97)	2.93

Distributions to shareholders from net investment income	(0.37)	(0.57)	(0.38)	(0.35)	(0.29)

Distributions to shareholders from net realized gains	—	—	(1.29)	—	—

Total distributions	(0.37)	(0.57)	(1.67)	(0.35)	(0.29)

Net asset value, end of year	$16.01	$12.20	$14.26	$13.88	$15.20

Total return(b)	34.45%	(10.86)%	17.29%	(6.59)%	23.88%

Net assets, end of year (in 000s)	$24,118	$10,051	$5,232	$2,666	$40,667

Ratio of net expenses to average net assets	0.85%	0.85%	0.88%	0.87%	0.90%

Ratio of total expenses to average net assets	1.30%	1.55%	1.79%	1.42%	1.49%

Ratio of net investment income to average net assets	3.05%	2.36%	3.13%	3.19%	1.71%

Portfolio turnover rate(c)	28%	51%	27%	87%	32%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Income Fund
	Investor Shares(a)
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$11.52	$13.51	$13.25	$14.51	$12.00

Net investment income(b)	0.42	0.29	0.34	0.40	0.24

Net realized and unrealized gain (loss)	3.51	(1.72)	1.59	(1.35)	2.54

Total from investment operations	3.93	(1.43)	1.93	(0.95)	2.78

Distributions to shareholders from net investment income	(0.36)	(0.56)	(0.38)	(0.31)	(0.27)

Distributions to shareholders from net realized gains	—	—	(1.29)	—	—

Total distributions	(0.36)	(0.56)	(1.67)	(0.31)	(0.27)

Net asset value, end of year	$15.09	$11.52	$13.51	$13.25	$14.51

Total return(c)	34.25%	(10.99)%	17.21%	(6.74)%	23.75%

Net assets, end of year (in 000s)	$20,450	$8,958	$3,515	$349	$426

Ratio of net expenses to average net assets	0.95%	0.98%	1.09%	1.01%	1.05%

Ratio of total expenses to average net assets	1.43%	1.71%	1.98%	1.65%	1.64%

Ratio of net investment income to average net assets	2.92%	2.39%	2.67%	2.78%	1.85%

Portfolio turnover rate(d)	28%	51%	27%	87%	32%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Income Fund
	Class R6 Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$12.18	$14.25	$13.87	$15.20	$12.56

Net investment income(a)	0.47	0.28	0.49	0.45	0.16

Net realized and unrealized gain (loss)	3.72	(1.78)	1.57	(1.43)	2.77

Total from investment operations	4.19	(1.50)	2.06	(0.98)	2.93

Distributions to shareholders from net investment income	(0.38)	(0.57)	(0.39)	(0.35)	(0.29)

Distributions to shareholders from net realized gains	—	—	(1.29)	—	—

Total distributions	(0.38)	(0.57)	(1.68)	(0.35)	(0.29)

Net asset value, end of year	$15.99	$12.18	$14.25	$13.87	$15.20

Total return(b)	34.52%	(10.93)%	17.41%	(6.62)%	23.91%

Net assets, end of year (in 000s)	$6,050	$2,304	$332	$68	$72

Ratio of net expenses to average net assets	0.84%	0.84%	0.86%	0.86%	0.89%

Ratio of total expenses to average net assets	1.29%	1.59%	1.80%	1.51%	1.43%

Ratio of net investment income to average net assets	3.03%	2.22%	3.74%	2.99%	1.16%

Portfolio turnover rate(c)	28%	51%	27%	87%	32%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Income Fund
	Class R Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$11.60	$13.55	$13.32	$14.59	$12.08

Net investment income(a)	0.41	0.24	0.36	0.34	0.14

Net realized and unrealized gain (loss)	3.48	(1.74)	1.52	(1.37)	2.59

Total from investment operations	3.89	(1.50)	1.88	(1.03)	2.73

Distributions to shareholders from net investment income	(0.30)	(0.45)	(0.36)	(0.24)	(0.22)

Distributions to shareholders from net realized gains	—	—	(1.29)	—	—

Total distributions	(0.30)	(0.45)	(1.65)	(0.24)	(0.22)

Net asset value, end of year	$15.19	$11.60	$13.55	$13.32	$14.59

Total return(b)	33.62%	(11.44)%	16.63%	(7.19)%	22.99%

Net assets, end of year (in 000s)	$620	$173	$73	$84	$44

Ratio of net expenses to average net assets	1.44%	1.48%	1.50%	1.51%	1.55%

Ratio of total expenses to average net assets	1.91%	2.19%	2.40%	2.18%	2.12%

Ratio of net investment income to average net assets	2.79%	1.96%	2.90%	2.38%	1.05%

Portfolio turnover rate(c)	28%	51%	27%	87%	32%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Income Fund
	Class P Shares
	Year Ended October 31,			April 16, 2018* to October 31, 2018
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$12.17	$14.23	$13.86	$15.62

Net investment income(a)	0.47	0.30	0.44	0.16

Net realized and unrealized gain (loss)	3.72	(1.79)	1.61	(1.84)

Total from investment operations	4.19	(1.49)	2.05	(1.68)

Distributions to shareholders from net investment income	(0.38)	(0.57)	(0.39)	(0.08)

Distributions to shareholders from net realized gains	—	—	(1.29)	—

Total distributions	(0.38)	(0.57)	(1.68)	(0.08)

Net asset value, end of period	$15.98	$12.17	$14.23	$13.86

Total return(b)	34.55%	(10.89)%	17.34%	(10.76)%

Net assets, end of period (in 000s)	$28,616	$20,799	$32,643	$30,930

Ratio of net expenses to average net assets	0.84%	0.84%	0.85%	0.84	%(c)

Ratio of total expenses to average net assets	1.32%	1.51%	1.76%	1.84	%(c)

Ratio of net investment income to average net assets	3.05%	2.33%	3.37%	2.00	%(c)

Portfolio turnover rate(d)	28%	51%	27%	87%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Notes to Financial Statements

October 31, 2021

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
China Equity	A, C, Institutional, Investor, R6 and P	Diversified
Emerging Markets Equity	A, C, Institutional, Service, Investor, R6 and P	Non-diversified
ESG Emerging Markets Equity	A, C, Institutional, Investor, R6, R and P	Non-diversified
International Equity ESG	A, C, Institutional, Service, Investor, R6 and P	Diversified
International Equity Income	A, C, Institutional, Investor, R6, R and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

Pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) approved by the Trust’s Board of Trustees, all of the assets and liabilities of the Goldman Sachs Imprint Emerging Markets Opportunities Fund (the “Acquired Fund”) were transferred to the Goldman Sachs ESG Emerging Markets Equity Fund (the “Survivor Fund”) as of the close of business on January 22, 2021 (the “Reorganization”). As part of the Reorganization, holders of Class A, Class C, Institutional, Investor, Class R6 and Class P Shares of the Acquired Fund respectively received Class A, Class C, Institutional, Investor, Class R6 and Class P Shares of the Survivor Fund, in an amount equal to the aggregate net asset value of his or her investment in the Acquired Fund. The exchange was a tax-free event to shareholders and the Survivor Fund was the accounting survivor in the reorganization.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

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Notes to Financial Statements (continued)

October 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to following schedule.

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
China Equity	Annually	Annually
Emerging Markets Equity	Annually	Annually
ESG Emerging Markets Equity	Annually	Annually
International Equity ESG	Annually	Annually
International Equity Income	Semi-Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees.

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Notes to Financial Statements (continued)

October 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of October 31, 2021:

CHINA EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$7,984,057	$129,905,511	$—

Securities Lending Reinvestment Vehicle	352,275	—	—

Total	$8,336,332	$129,905,511	$—

EMERGING MARKETS EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$103,628,645	$38,147,065	$—

Asia	480,990,991	3,081,515,759	—

Europe	66,146,730	112,523,050	—

North America	108,655,984	20,421,905	—

South America	243,546,507	19,649,845	—

Exchange Traded Fund	98,492,057	—	—

Investment Company	36,545,431	—	—

Securities Lending Reinvestment Vehicle	45,470,600	—	—

Total	$1,183,476,945	$3,272,257,624	$—

ESG EMERGING MARKETS EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$705,796	$169,102	$—

Asia	4,460,397	20,076,374	—

Europe	—	1,117,956	—

North America	1,171,452	—	—

South America	1,666,678	—	—

Investment Company	884,272	—	—

Total	$8,888,595	$21,363,432	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INTERNATIONAL EQUITY ESG

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$13,448,550	$65,059,179	$—

Europe	20,585,292	222,440,469	—

North America	—	24,841,498	—

Investment Company	12,758,723	—	—

Total	$46,792,565	$312,341,146	$—

INTERNATIONAL EQUITY INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$—	$13,278,871	$—

Australia and Oceania	—	7,647,572	—

Europe	6,109,356	62,876,548	—

North America	—	8,414,443	—

Investment Company	2,460,180	—	—

Total	$8,569,536	$92,217,434	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

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Notes to Financial Statements (continued)

October 31, 2021

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended October 31, 2021, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
China Equity	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	1.00%
Emerging Markets Equity	1.02	1.02	0.92	0.87	0.85	0.97	0.89	(1)
ESG Emerging Markets Equity	0.98	0.98	0.88	0.84	0.82	0.98	0.98
International Equity ESG	0.85	0.77	0.73	0.71	0.70	0.85	0.82	(2)
International Equity Income	0.80	0.72	0.68	0.67	0.66	0.80	0.80

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
(1)	Effective February 26, 2021, GSAM agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.90% as an annual percentage of the average daily net assets of the Fund. This waiver will be effective through at least February 28, 2022, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees.
(2)	GSAM agreed to waive a portion of its management fee equal to 0.03% as an annual percentage of average daily net assets of the Fund. This waiver will be effective through at least February 28, 2022, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended October 31, 2021, GSAM waived $1,655, $15,306, $176, $3,136 and $943 of the China Equity, Emerging Markets Equity, ESG Emerging Markets Equity, International Equity ESG and International Equity Income Funds’ management fees, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Service	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.25%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front-end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2021, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
China Equity	$4,903	$—
Emerging Markets Equity	36,921	—
International Equity ESG	7,066	807
International Equity Income	3,434	—

D.  Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.07%, 0.06% and 0.04% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares, as applicable, of the China Equity Fund, Emerging Markets Equity Fund and ESG Emerging Markets Equity Fund, respectively, through at least February 28, 2022, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees. Goldman Sachs also agreed to waive a portion of its transfer agency fee equal to 0.05% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Investor Shares of the International Equity ESG Fund through at least February 28, 2022, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees. Effective February 26, 2021, Goldman Sachs agreed to waive a portion of its transfer agency fee equal to 0.03% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares of the International Equity Income Fund through at least February 28, 2022, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and

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Notes to Financial Statements (continued)

October 31, 2021

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the China Equity, Emerging Markets Equity, ESG Emerging Markets Equity, International Equity ESG and International Equity Income Funds are 0.114%, 0.104%, 0.124%, 0.004% and 0.014%, respectively. These Other Expense limitations will remain in place through at least February 28, 2022 and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2021, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waiver/Credits	Other Expense Reimbursement	Total Expense Reductions
China Equity	$1,655	$18,672	$350,348	$370,675
Emerging Markets Equity	2,892,928	341,619	—	3,234,547
ESG Emerging Markets Equity	176	1,962	598,827	600,965
International Equity ESG	75,232	35,447	496,837	607,516
International Equity Income	943	7,778	382,804	391,525

G.  Line of Credit Facility — As of October 31, 2021, the Funds participated in a $1,000,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2021, the Funds did not have any borrowings under the facility. Prior to April 26, 2021 the facility was $700,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2021, Goldman Sachs earned $1,304, $11 and $387 in brokerage commissions from portfolio transactions, on behalf of the Emerging Markets Equity, ESG Emerging Markets Equity and International Equity ESG Funds, respectively.

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended October 31, 2021:

Fund	Beginning Value as of October 31, 2020	Purchases at Cost	Proceeds from Sales	Ending Value as of October 31, 2021	Shares as of October 31, 2021	Dividend Income
China Equity	$2,236,989	$69,659,797	$ (71,896,786)	$—	—	$940
Emerging Markets Equity	12,529,663	1,492,238,591	(1,468,222,823)	36,545,431	36,545,431	8,634
ESG Emerging Markets Equity	122,590	10,143,156	(9,381,474)	884,272	884,272	110
International Equity ESG	1,007,817	153,794,967	(142,044,061)	12,758,723	12,758,723	1,768
International Equity Income	—	33,920,391	(31,460,211)	2,460,180	2,460,180	502

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of October 31, 2021, The Goldman Sachs Group, Inc. was the beneficial owner of the following Funds:

Fund	Class C	Investor	Class R6	Class R
China Equity	—%	8%	—%	—%
ESG Emerging Markets Equity	8	—	63	—

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2021, were as follows:

Fund	Purchases	Sales and Maturities
China Equity	$124,137,996	$63,585,229
Emerging Markets Equity	3,247,443,681	1,819,986,146
ESG Emerging Markets Equity	30,605,747	36,043,053
International Equity ESG	238,559,113	89,231,937
International Equity Income	44,723,500	21,633,133

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein the China Equity, Emerging Markets Equity, International Equity ESG and International Equity Income Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The China Equity, Emerging Markets Equity, International Equity ESG and International Equity Income Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities

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Notes to Financial Statements (continued)

October 31, 2021

6. SECURITIES LENDING (continued)

loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of October 31, 2021, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the China Equity, Emerging Markets Equity, International Equity ESG and International Equity Income Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended October 31, 2021, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the fiscal year ended October 31, 2021
Fund	Earnings of GSAL Relating to Securites Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
China Equity	$991	$1,506
Emerging Markets Equity	27,439	47,439
International Equity ESG	643	2,737
International Equity Income	588	—

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended October 31, 2021.

Fund	Beginning Value as of October 31, 2020	Purchases at Cost	Proceeds from Sales	Ending Value as of October 31, 2021
China Equity	$—	$32,995,511	$(32,643,236)	$352,275
Emerging Markets Equity	20,507,250	828,128,184	(803,164,834)	45,470,600
International Equity ESG	—	28,985,119	(28,985,119)	—
International Equity Income	—	8,110,749	(8,110,749)	—

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2021 was as follows:

	China Equity	Emerging Markets Equity	ESG Emerging Markets Equity	International Equity ESG	International Equity Income
Distributions paid from:
Ordinary income	$1,494,882	$8,304,139	$31,363	$330,317	$1,905,640
Net long-term capital gains	3,549,403	—	—	—	—
Total	$5,044,285	$8,304,139	$31,363	$330,317	$1,905,640

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7. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended October 31, 2020 was as follows:

	China Equity	Emerging Markets Equity	ESG Emerging Markets Equity	International Equity ESG	International Equity Income
Distributions paid from:
Ordinary income	$600,964	$19,703,005	$66,221	$2,300,378	$2,583,747

As of October 31, 2021, the components of accumulated earnings (losses) on a tax-basis were as follows:

	China Equity	Emerging Markets Equity	ESG Emerging Markets Equity	International Equity ESG	International Equity Income
Undistributed ordinary income — net	$—	$39,990,479	$169,341	$19,826,088	$1,265,849
Undistributed long-term capital gains	7,668,927	—	2,033,005	3,457,750	—
Total undistributed earnings	$7,668,927	$39,990,479	$2,202,346	$23,283,838	$1,265,849
Capital loss carryforwards:(1)
Perpetual long-term	$—	$—	$(24,018,179)	$—	$—
Perpetual short-term	—	(16,346,119)	(28,752,165)	—	(108,296)
Total capital loss carryforwards	$—	$(16,346,119)	$(52,770,344)	$—	$(108,296)
Timing differences (Foreign Tax Reclaims Accrued but not Received/Late Year Ordinary Loss Deferrals)	$—	$—	$(9,562)	$209,559	$25,435
Unrealized gains (losses) — net	11,587,768	754,682,421	(251,178)	45,046,411	8,412,200
Total accumulated earnings (losses) — net	$19,256,695	$778,326,781	$(50,828,738)	$68,539,808	$9,595,188

(1)	The Emerging Markets Equity, ESG Emerging Markets Equity, International Equity ESG and International Equity Income Funds utilized $201,843,227, $2,747,921, $5,741,444 and $3,157,858 of capital losses in the current fiscal year, respectively.

As of October 31, 2021, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	China Equity	Emerging Markets Equity	ESG Emerging Markets Equity	International Equity ESG	International Equity Income
Tax cost	$126,671,894	$3,671,397,977	$30,393,609	$314,074,304	$92,384,623
Gross unrealized gain	28,706,748	1,027,818,455	3,334,072	55,093,874	12,929,005
Gross unrealized loss	(17,118,980)	(273,136,034)	(3,585,250)	(10,047,463)	(4,516,805)
Net unrealized gain	$11,587,768	$754,682,421	$(251,178)	$45,046,411	$8,412,200

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of passive foreign investment company investments.

The China Equity Fund reclassified $125,205 from paid in capital to distributable earnings for the year ending October 31, 2021. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund’s and result primarily from net operating losses.

The ESG Emerging Markets Equity Fund reclassified $55,087,489 from distributable earnings to paid in capital for the year ending October 31, 2021. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund’s and result primarily from merger adjustments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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Notes to Financial Statements (continued)

October 31, 2021

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Dividend-Paying Investments Risk — A Fund’s investments in dividend-paying securities could cause a Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Fund to produce current income.

ESG Standards Risk — The ESG Emerging Markets Equity and International Equity ESG Funds’ adherence to their environmental, social and governance (“ESG”) criteria and the application of GSAM’s supplemental ESG analysis when selecting investments may affect the Funds’ exposure to certain companies, sectors, regions, and countries and may affect the Funds’ performance depending on whether such investments are in or out of favor. For example, the Funds will not seek to invest in companies that GSAM believes have adverse social or environmental impacts (i.e., gambling, alcohol, tobacco, coal or weapons companies), and the Funds will not seek to invest in companies that GSAM believes show inadequate governance standards (e.g., certain state-owned enterprises).

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or problems with registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to, the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Issuer Concentration Risk — The Funds may invest in a relatively small number of issuers. As a result, they may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Funds may affect the overall value of the Funds more than it would affect a mutual fund that holds more investments. In particular,

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8. OTHER RISKS (continued)

the Funds may be more susceptible to adverse developments affecting any single issuer in the Funds and may be susceptible to greater losses because of these developments.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — Emerging Markets Equity and ESG Emerging Markets Equity Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in one or more issuers or in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

Mergers and Reorganizations — On October 16, 2020, the Trustees approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the tax-free acquisition of the Goldman Sachs Imprint Emerging Markets Opportunities Fund (the “Acquired Fund”) by the Goldman Sachs ESG Emerging Markets Equity Fund (the “Survivor Fund”). The acquisition was completed on January 22, 2021.

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Notes to Financial Statements (continued)

October 31, 2021

10. OTHER MATTERS (continued)

Pursuant to the Reorganization Agreement, the assets and liabilities of the Acquired Fund’s Shares were transferred in exchange for the Survivor Fund’s Shares, in a tax-free exchange as follows:

Survivor/Acquired Fund	Exchanged Shares of Survivor Fund	Value of Exchanged Shares	Acquired Fund’s Shares Outstanding as of January 22, 2021
ESG Emerging Markets Equity Class A/Imprint Emerging Markets Opportunities Class A	273,310	$4,187,103	372,157
ESG Emerging Markets Equity Class C/Imprint Emerging Markets Opportunities Class C	60,820	920,201	86,095
ESG Emerging Markets Equity Institutional/Imprint Emerging Markets Opportunities Institutional	283,218	4,341,741	384,429
ESG Emerging Markets Equity Investor/Imprint Emerging Markets Opportunities Investor	84,748	1,299,196	114,814
ESG Emerging Markets Equity Class R6/Imprint Emerging Markets Opportunities Class R6	757	11,598	1,027
ESG Emerging Markets Equity Class P/Imprint Emerging Markets Opportunities Class P	1,027,732	15,755,130	1,396,979

The financial statements reflect the operations of the Survivor Fund for the period prior to the acquisition and the combined fund for the period subsequent to the fund merger. Assuming the acquisition had been completed on November 1, 2020, the Survivor Fund’s pro forma results of operations for the fiscal year ended October 31, 2021, are as follows:

Net investment income	$173,702	(a)
Net gain on investments	$14,103,554	(b)
Net increase in net assets resulting from operations	$14,277,256

(a)	$18,695 net investment income as reported at October 31, 2021, plus $12,271 from Acquired Fund pre-reorganization net investment income, plus $35,233 in lower net advisory fees, plus $107,503 of pro-forma eliminated other expenses.
(b)	$4,793,527 realized gains as reported at October 31, 2021, plus $13,741 pro-forma October 31, 2021 unrealized appreciation, plus $6,080,110 net realized gains as reported at January 22, 2021, plus $3,216,176 in net unrealized appreciation from Acquired Fund pre-reorganization.

Because the combined investment portfolios have been managed as a single integrated Fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Imprint Emerging Markets Opportunities Fund would have included in its Fund’s Statement of Operations since January 22, 2021.

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation:

Survivor/Acquired Fund	Survivor Fund’s Aggregate Net Assets before acquisition	Acquired Fund’s Aggregate Net Assets before acquisition	Survivor Fund’s Aggregate Net Assets immediately after acquisition	Acquired Fund’s Unrealized Depreciation	Acquired Fund’s Capital Loss Carryforward*
ESG Emerging Markets Equity /Imprint Emerging Markets Opportunities	$12,273,371	$26,514,969	$38,788,340	$3,216,244	$(60,795,038)

*	Due to Fund reorganizations, utilization of acquired losses may be substantially limited under the Code.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	China Equity Fund

	For the Fiscal Year Ended October 31, 2021		For the Fiscal Year Ended October 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	327,821	$12,698,801	126,767	$3,726,193
Reinvestment of distributions	26,855	987,442	2,829	77,404
Shares redeemed	(243,540)	(9,138,855)	(144,100)	(4,115,802)
	111,136	4,547,388	(14,504)	(312,205)
Class C Shares
Shares sold	42,814	1,389,950	7,071	201,260
Reinvestment of distributions	1,789	58,335	—	—
Shares redeemed	(18,973)	(620,691)	(16,327)	(473,003)
	25,630	827,594	(9,256)	(271,743)
Institutional Shares
Shares sold	639,105	27,686,559	171,199	5,264,520
Reinvestment of distributions	14,051	554,169	1,791	52,218
Shares redeemed	(309,907)	(12,471,869)	(128,069)	(3,966,257)
	343,249	15,768,859	44,921	1,350,481
Investor Shares
Shares sold	92,918	4,040,569	13,372	508,441
Reinvestment of distributions	2,271	88,975	65	1,881
Shares redeemed	(97,961)	(3,867,348)	(2,262)	(75,838)
	(2,772)	262,196	11,175	434,484
Class R6 Shares
Shares sold	46,019	1,989,393	11,308	379,882
Reinvestment of distributions	977	38,386	129	3,753
Shares redeemed	(26,832)	(1,045,178)	(11,089)	(320,448)
	20,164	982,601	348	63,187
Class P Shares
Shares sold	1,328,102	58,309,131	86,171	3,054,723
Reinvestment of distributions	82,585	3,246,437	15,824	459,995
Shares redeemed	(489,595)	(19,190,904)	(583,781)	(17,019,910)
	921,092	42,364,664	(481,786)	(13,505,192)

NET INCREASE (DECREASE)	1,418,499	$64,753,302	(449,102)	$(12,240,988)

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Notes to Financial Statements (continued)

October 31, 2021

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Emerging Markets Equity Fund

	For the Fiscal Year Ended October 31, 2021		For the Fiscal Year Ended October 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,280,912	$124,419,278	2,462,958	$48,455,389
Reinvestment of distributions	6,822	187,599	93,742	2,010,764
Shares redeemed	(5,423,589)	(158,313,522)	(3,442,074)	(71,345,232)
	(1,135,855)	(33,706,645)	(885,374)	(20,879,079)
Class C Shares
Shares sold	577,804	15,201,688	167,066	3,138,281
Reinvestment of distributions	—	—	1,430	27,481
Shares redeemed	(243,447)	(6,278,331)	(723,449)	(13,083,010)
	334,357	8,923,357	(554,953)	(9,917,248)
Institutional Shares
Shares sold	42,501,112	1,316,059,363	35,242,475	734,989,856
Reinvestment of distributions	161,320	4,755,711	392,564	9,021,135
Shares redeemed	(12,616,376)	(390,477,385)	(20,736,403)	(433,521,965)
	30,046,056	930,337,689	14,898,636	310,489,026
Service Shares
Shares sold	216,703	6,127,997	113,209	2,233,782
Reinvestment of distributions	—	—	9,144	189,825
Shares redeemed	(166,951)	(4,692,764)	(204,734)	(4,190,686)
	49,752	1,435,233	(82,381)	(1,767,079)
Investor Shares
Shares sold	6,072,425	188,814,654	3,533,113	78,698,214
Reinvestment of distributions	15,778	461,817	61,914	1,412,269
Shares redeemed	(2,182,734)	(67,958,019)	(4,030,866)	(84,519,615)
	3,905,469	121,318,452	(435,839)	(4,409,132)
Class R6 Shares
Shares sold	3,147,994	97,502,426	1,428,465	36,234,602
Reinvestment of distributions	6,770	200,450	12,192	281,391
Shares redeemed	(636,100)	(20,095,496)	(514,852)	(11,661,753)
	2,518,664	77,607,380	925,805	24,854,240
Class P Shares
Shares sold	14,510,264	455,891,542	6,573,745	138,225,628
Reinvestment of distributions	64,362	1,905,777	200,362	4,624,350
Shares redeemed	(1,699,704)	(53,055,351)	(6,114,209)	(120,328,876)
	12,874,922	404,741,968	659,898	22,521,102

NET INCREASE	48,593,365	$1,510,657,434	14,525,792	$320,891,830

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	ESG Emerging Markets Equity Fund

	For the Fiscal Year Ended October 31, 2021		For the Fiscal Year Ended October 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	69,991	$1,033,573	10,017	$98,475
Reinvestment of distributions	—	—	26	280
Shares redeemed	(60,759)	(867,587)	(7,198)	(80,289)
Shares issued in connection with merger	273,310	4,187,103	—	—
	282,542	4,353,089	2,845	18,466
Class C Shares
Shares sold	360	5,184	—	—
Shares redeemed	(56,226)	(820,204)	—	—
Shares issued in connection with merger	60,820	920,201	—	—
	4,954	105,181	—	—
Institutional Shares
Shares sold	160,077	2,311,073	52,136	490,982
Reinvestment of distributions	2,172	30,382	6,049	64,061
Shares redeemed	(822,989)	(11,743,225)	(17,033)	(168,319)
Shares issued in connection with merger	283,218	4,341,741	—	—
	(377,522)	(5,060,029)	41,152	386,724
Investor Shares
Shares sold	6,580	93,266	—	—
Reinvestment of distributions	11	158	38	400
Shares redeemed	(19,002)	(271,406)	—	—
Shares issued in connection with merger	84,748	1,299,196	—	—
	72,337	1,121,214	38	400
Class R6 Shares
Shares sold	395	5,656	475	5,046
Reinvestment of distributions	17	237	44	471
Shares redeemed	(5,536)	(79,946)	(2)	(23)
Shares issued in connection with merger	757	11,598	—	—
	(4,367)	(62,455)	517	5,494
Class R Shares
Shares sold	2,987	41,861	4,997	50,471
Reinvestment of distributions	—	—	96	1,009
Shares redeemed	(5,624)	(78,627)	(110)	(1,147)
	(2,637)	(36,766)	4,983	50,333
Class P Shares(a)
Shares sold	407,953	5,911,509	7,349	84,005
Reinvestment of distributions	42	586	—	—
Shares redeemed	(10,184)	(145,159)	(1)	(5)
Shares issued in connection with merger	1,027,732	15,755,130	—	—
	1,425,543	21,522,066	7,348	84,000

NET INCREASE	1,400,850	$21,942,300	56,883	$545,417

(a)	Commenced operations on January 21, 2020.

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Notes to Financial Statements (continued)

October 31, 2021

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Equity ESG Fund

	For the Fiscal Year Ended October 31, 2021		For the Fiscal Year Ended October 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	722,947	$20,409,262	133,274	$2,734,925
Reinvestment of distributions	54	1,408	27,677	588,138
Shares redeemed	(281,154)	(7,863,045)	(248,525)	(4,878,188)
	441,847	12,547,625	(87,574)	(1,555,125)
Class C Shares
Shares sold	104,783	2,658,899	19,627	367,338
Reinvestment of distributions	—	—	5,908	116,869
Shares redeemed	(264,638)	(6,724,888)	(86,523)	(1,656,334)
	(159,855)	(4,065,989)	(60,988)	(1,172,127)
Institutional Shares
Shares sold	3,216,053	92,806,415	1,052,903	19,020,799
Reinvestment of distributions	3,345	89,177	6,917	150,244
Shares redeemed	(698,424)	(20,179,279)	(347,165)	(7,495,026)
	2,520,974	72,716,313	712,655	11,676,017
Service Shares
Shares sold	12,152	364,641	—	—
Reinvestment of distributions	—	—	2	65
Shares redeemed	(4,125)	(122,300)	—	—
	8,027	242,341	2	65
Investor Shares
Shares sold	1,052,845	30,820,739	66,005	1,397,732
Reinvestment of distributions	225	5,951	580	12,522
Shares redeemed	(85,096)	(2,449,463)	(29,298)	(530,767)
	967,974	28,377,227	37,287	879,487
Class R6 Shares
Shares sold	435,422	12,635,665	84,465	1,603,333
Reinvestment of distributions	286	7,595	441	9,509
Shares redeemed	(39,284)	(1,133,096)	(14,745)	(302,157)
	396,424	11,510,164	70,161	1,310,685
Class P Shares
Shares sold	1,393,169	39,839,557	270,153	5,622,065
Reinvestment of distributions	8,443	223,814	64,471	1,391,936
Shares redeemed	(132,065)	(3,780,549)	(583,528)	(10,749,626)
	1,269,547	36,282,822	(248,904)	(3,735,625)

NET INCREASE	5,444,938	$157,610,503	422,639	$7,403,377

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Equity Income Fund

	For the Fiscal Year Ended October 31, 2021		For the Fiscal Year Ended October 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	303,236	$4,398,992	182,716	$2,311,853
Reinvestment of distributions	27,263	396,802	45,006	589,936
Shares redeemed	(186,971)	(2,701,106)	(281,009)	(3,466,530)
	143,528	2,094,688	(53,287)	(564,741)
Class C Shares
Shares sold	48,433	623,178	71,007	804,995
Reinvestment of distributions	2,846	36,613	4,588	52,816
Shares redeemed	(38,233)	(484,150)	(64,144)	(659,312)
	13,046	175,641	11,451	198,499
Institutional Shares
Shares sold	1,092,396	16,937,735	896,612	12,181,396
Reinvestment of distributions	22,270	343,278	25,127	341,008
Shares redeemed	(432,411)	(6,467,584)	(464,524)	(5,770,660)
	682,255	10,813,429	457,215	6,751,744
Investor Shares
Shares sold	946,534	13,807,772	1,087,266	13,736,169
Reinvestment of distributions	24,711	358,627	24,347	303,964
Shares redeemed	(394,436)	(5,736,642)	(593,946)	(7,217,787)
	576,809	8,429,757	517,667	6,822,346
Class R6 Shares
Shares sold	225,518	3,444,069	193,200	2,347,482
Reinvestment of distributions	6,190	95,219	2,506	32,808
Shares redeemed	(42,460)	(637,707)	(29,776)	(375,534)
	189,248	2,901,581	165,930	2,004,756
Class R Shares
Shares sold	27,958	395,632	16,916	181,068
Reinvestment of distributions	641	9,503	249	3,128
Shares redeemed	(2,753)	(39,514)	(7,586)	(83,968)
	25,846	365,621	9,579	100,228
Class P Shares
Shares sold	166,755	2,591,798	829,756	9,365,657
Reinvestment of distributions	42,660	652,395	89,109	1,237,682
Shares redeemed	(127,109)	(1,912,186)	(1,503,307)	(17,907,213)
	82,306	1,332,007	(584,442)	(7,303,874)

NET INCREASE	1,713,038	$26,112,724	524,113	$8,008,958

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Voting Results of Special Meeting of Shareholders (Unaudited)

Special Meetings (the “Meetings”) of Goldman Sachs Trust were held on January 8, 2021 and April 9, 2021 for shareholders of the Goldman Sachs Emerging Markets Equity Fund and Goldman Sachs ESG Emerging Markets Equity Fund, respectively, to consider and act upon proposals below. At the Meetings, the shareholders of the Goldman Sachs Emerging Markets Equity Fund and Goldman Sachs ESG Emerging Markets Equity Fund approved a change to each Fund’s sub-classification under the Act from “diversified” to “non-diversified.” Each Fund’s shareholders voted as follows:

To approve a change to each respective Fund’s sub-classification under the Investment
Company Act of 1940 from “diversified” to “non-diversified” and to eliminate any
related fundamental investment restriction for each Fund.	For	Against	Abstain

Emerging Markets Equity	54,147,052.258	318,187.273	324,780.199

ESG Emerging Markets Equity	1,264,988.450	11,826.993	14,371.458

104

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs China Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs ESG Emerging Markets Equity Fund, Goldman Sachs International Equity ESG Fund, and Goldman Sachs International Equity Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs China Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs ESG Emerging Markets Equity Fund, Goldman Sachs International Equity ESG Fund, and Goldman Sachs International Equity Income Fund (five of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2021

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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Fund Expenses — Six Month Period Ended October 31, 2021 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2021 through October 31, 2021, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fee or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	China Equity Fund				Emerging Markets Equity Fund				ESG Emerging Markets Equity Fund				International Equity ESG Fund				International Equity Income Fund
Share Class	Beginning Account Value 05/01/2021	Ending Account Value 10/31/2021		Expenses Paid for the 6 Months Ended 10/31/2021*	Beginning Account Value 05/01/2021	Ending Account Value 10/31/2021		Expenses Paid for the 6 Months Ended 10/31/2021*	Beginning Account Value 05/01/2021	Ending Account Value 10/31/2021		Expenses Paid for the 6 Months Ended 10/31/2021*	Beginning Account Value 05/01/2021	Ending Account Value 10/31/2021		Expenses Paid for the 6 Months Ended 10/31/2021*	Beginning Account Value 05/01/2021	Ending Account Value 10/31/2021		Expenses Paid for the 6 Months Ended 10/31/2021*

Class A
Actual	$1,000	$913.30		$6.99	$1,000	$980.70		$6.54	$1,000	$977.00		$7.33	$1,000	$1,097.10		$6.29	$1,000	$1,040.40		$6.12
Hypothetical 5% return	1,000	1,017.90	+	7.38	1,000	1,018.60	+	6.67	1,000	1,017.80	+	7.48	1,000	1,019.21	+	6.06	1,000	1,019.21	+	6.06
Class C
Actual	1,000	910.00		10.59	1,000	976.80		10.26	1,000	973.80		11.04	1,000	1,093.20		10.24	1,000	1,035.80		9.95
Hypothetical 5% return	1,000	1,014.12	+	11.17	1,000	1,014.82	+	10.46	1,000	1,014.01	+	11.27	1,000	1,015.43	+	9.86	1,000	1,015.43	+	9.86
Institutional
Actual	1,000	914.70		5.55	1,000	982.40		5.00	1,000	978.40		5.68	1,000	1,098.80		4.60	1,000	1,042.20		4.38
Hypothetical 5% return	1,000	1,019.41	+	5.85	1,000	1,020.16	+	5.09	1,000	1,019.46	+	5.80	1,000	1,020.82	+	4.43	1,000	1,020.92	+	4.33
Service
Actual	N/A	N/A		N/A	1,000	979.70		7.48	N/A	N/A		N/A	1,000	1,096.00		7.18	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,017.64	+	7.63	N/A	N/A		N/A	1,000	1,018.35	+	6.92	N/A	N/A		N/A
Investor
Actual	1,000	914.40		5.79	1,000	981.90		5.30	1,000	978.40		6.08	1,000	1,098.60		4.92	1,000	1,041.60		4.84
Hypothetical 5% return	1,000	1,019.16	+	6.11	1,000	1,019.86	+	5.40	1,000	1,019.06	+	6.21	1,000	1,020.52	+	4.74	1,000	1,020.47	+	4.79
Class R6
Actual	1,000	914.90		5.50	1,000	982.10		4.95	1,000	979.10		5.64	1,000	1,099.00		4.55	1,000	1,042.40		4.32
Hypothetical 5% return	1,000	1,019.46	+	5.80	1,000	1,020.21	+	5.04	1,000	1,019.51	+	5.75	1,000	1,020.87	+	4.38	1,000	1,020.97	+	4.28
Class R
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	976.20		8.57	N/A	N/A		N/A	1,000	1,038.60		7.40
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,016.53	+	8.74	N/A	N/A		N/A	1,000	1,017.95	+	7.32
Class P
Actual	1,000	914.70		5.50	1,000	982.10		4.95	1,000	979.10		5.64	1,000	1,099.00		4.55	1,000	1,042.40		4.32
Hypothetical 5% return	1,000	1,019.46	+	5.80	1,000	1,020.21	+	5.04	1,000	1,019.51	+	5.75	1,000	1,020.87	+	4.38	1,000	1,020.97	+	4.28

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2021. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
China Equity	1.45%	2.20%	1.15%	N/A	1.20%	1.14%	N/A	1.14%
Emerging Markets Equity	1.31	2.06	1.00	1.50	1.06	0.99	N/A	0.99
ESG Emerging Markets Equity	1.47	2.22	1.14	N/A	1.22	1.13	1.72	1.13
International Equity ESG	1.19	1.94	0.87	1.36	0.93	0.86	N/A	0.86
International Equity Income	1.19	1.94	0.85	N/A	0.94	0.84	1.44	0.84

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Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs China Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs ESG Emerging Markets Equity Fund, Goldman Sachs International Equity ESG Fund, and Goldman Sachs International Equity Income Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2022 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2021 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and (in the case of the Emerging Markets Equity Fund) a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including changes associated with the COVID-19 pandemic, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and (except in the case of the ESG Emerging Markets Equity Fund) ratings

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GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

compiled by the Outside Data Provider as of December 31, 2020, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2021. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Emerging Markets Equity Fund’s performance to that of a composite of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees considered that the International Equity ESG Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2021. They also noted that in February 2018, the Fund had been repositioned from the Goldman Sachs Focused International Equity Fund, which involved changes to the Fund’s investment strategy. The Board observed that the International Equity Income Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three-, five-, and ten-year periods and in the fourth quartile for the one-year period, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2021. They also considered that in February 2018 the Fund had been repositioned from the Goldman Sachs Strategic International Equity Fund, which involved changes to the Fund’s investment objective and investment strategy. The Trustees noted that the China Equity Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2021. They observed that in November 2019, the Fund had been repositioned from the Goldman Sachs Asia Equity Fund, which involved changes to the Fund’s principal investment strategy and benchmark index. The Board considered that the Emerging Markets Equity Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2021. They noted that the ESG Emerging Markets Equity Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-year period ended March 31, 2021.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the ESG Emerging Markets Equity Fund that would have the effect of decreasing total Fund expenses, and that certain changes were being made to existing fee waiver or expense limitation arrangements of the China Equity Fund that would have the effect of increasing expenses of Class A, Class C, and Investor Shares of the Fund, with such changes taking effect in connection with each Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

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GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2020 and 2019, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	China Equity Fund	Emerging Markets Equity Fund	ESG Emerging Markets Equity Fund	International Equity ESG Fund	International Equity Income Fund

First $1 billion	1.00%	1.02%	0.98%	0.85%	0.80%

Next $1 billion	0.90	1.02	0.98	0.77	0.72

Next $3 billion	0.86	0.92	0.88	0.73	0.68

Next $3 billion	0.84	0.87	0.84	0.71	0.67

Over $8 billion	0.82	0.85	0.82	0.70	0.66

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee (with respect to the Emerging Markets Equity Fund and International Equity ESG Fund) and to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Emerging Markets Equity Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (j) the investment of cash and cash

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GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (k) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (l) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Funds’ ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the program; and (i) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2022.

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GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 72	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Dwight L. Bush Age: 64	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); Director of MoneyLion Inc. (an operator of a data-driven, digital financial platform (2021-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				109	None

Kathryn A. Cassidy Age: 67	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Diana M. Daniels Age: 72	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Joaquin Delgado Age: 61	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				109	Hexion Inc. (a specialty chemical manufacturer); Stepan Company (a specialty chemical manufacturer)

112

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Eileen H. Dowling Age: 59	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Roy W. Templin Age: 61	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling and wall systems) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Armstrong World Industries, Inc. (a ceiling and wall systems manufacturer)

Gregory G. Weaver Age: 70	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Verizon Communications Inc.

113

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 59	Trustee and President	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	168	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2021.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2021, Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 17 portfolios (13 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 38 portfolios (21 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

114

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 59	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 53	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2021.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

115

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Goldman Sachs Trust — Fundamental Equity International Funds — Tax Information (Unaudited)

From distributions paid during the year ended October 31, 2021, the total amount of income received by the China Equity, Emerging Markets Equity, ESG Emerging Markets Equity, International Equity ESG and International Equity Income Funds from sources within foreign countries and possessions of the United States was $0.2429, $0.2041, $0.0545, $0.1124 and $0.3377 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the China Equity, Emerging Markets Equity, ESG Emerging Markets Equity, International Equity ESG and International Equity Income Funds was 35.22%, 95.33%, 87.76%, 98.94% and 96.21%. The total amount of taxes paid by the China Equity, Emerging Markets Equity, ESG Emerging Markets Equity, International Equity ESG and International Equity Income Funds to such countries was $0.1065, $0.0469, $0.0187, $0.0377 and $0.0536 per share.

For the year ended October 31, 2021, 37.14%, 100%, 100%, 100%, and 100% of the dividends paid from net investment company taxable income by the China Equity, Emerging Markets Equity, ESG Emerging Markets Equity, International Equity ESG and International Equity Income Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the China Equity Fund designates $3,549,403, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended October 31, 2021.

During the year ended October 31, 2021, the China Equity Fund designates $1,494,882, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

116

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.14 trillion in assets under supervision as of September 30, 2021, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund[4]
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund
∎	Clean Energy Income Fund
∎	Defensive Equity Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on July 29, 2021, the Goldman Sachs Short Duration Income Fund was renamed the Goldman Sachs Short Duration Bond Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado Eileen H. Dowling James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of October 31, 2021 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2021 Goldman Sachs. All rights reserved. 263311-OTU-1530337 EQINTEMEAR-21

Goldman Sachs Funds

Annual Report	October 31, 2021

International Equity Insights Funds
Emerging Markets Equity Insights
International Equity Insights
International Small Cap Insights

Goldman Sachs International Equity

Insights Funds

∎	EMERGING MARKETS EQUITY INSIGHTS

∎	INTERNATIONAL EQUITY INSIGHTS

∎	INTERNATIONAL SMALL CAP INSIGHTS

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Enhancements Made to Proprietary Quantitative Model during the 12-Month Period Ended October 31, 2021

We continuously look for ways to improve our investment process. Accordingly, we introduced a number of enhancements to our proprietary quantitative model during the 12-month period ended October 31, 2021 (the “Reporting Period”).

During the last months of 2020, we introduced new signals within our High Quality Business Models investment theme. The first signal evaluates the overlap in the tenure of a company’s C-suite executives as well as other management positions, as we believe companies that exhibit less turnover in their senior-most management teams are likely to outperform in the long run. The second signal seeks to identify a company’s exposure to U.S. states based on search engine activity, as we believe that companies can be impacted by the economic conditions of regions beyond where their subsidiaries, offices or otherwise general businesses are physically located. We also introduced a strategic climate-aware tilt with longer-term return expectations within our overall portfolio construction process that is designed to reduce exposure to carbon transition risk using two proprietary measures of emissions intensity. We believe that the transition to a low-carbon economy is likely to become even more important in determining the attractiveness of companies in the future.

During the first half of 2021, we introduced new signals within our Sentiment Analysis investment theme, which we rolled out across the majority of regions, including the U.S., emerging markets, Japan and Europe. These signals are an extension to our existing suite of signals that focus on institutional positioning and capture sentiment associated with outstanding short-interest for specific names. The new signals focus on short positions by institutional investors and seek to identify which ones may have been covered prematurely or maintained beyond their optimal duration. Additionally, within our High Quality Business Models investment theme, we introduced another signal to our existing suite of alternative growth signals across multiple regions, including the U.S., emerging markets, Japan and Europe. The new signal seeks to identify companies that exhibit elevated levels of demand for their products and services based on trends identified from consumer Internet activity data. While we believe that these types of trends can help provide additional insight on the global demand for certain products and services, we have also closely focused on developing our own process to identify which individual companies are most highly exposed to specific trends.

1

MARKET REVIEW

Goldman Sachs International Equity

Insights Funds

Market Review

During the 12-month period ended October 31, 2021 (the “Reporting Period”), emerging markets equities and international equities broadly recorded gains, with the major influences being an economic recovery from the depths of the COVID-19 pandemic as well as continued fiscal stimulus and ongoing accommodative monetary policies from central banks and governments around the world.

Emerging Markets Equities

Emerging markets equities, as represented by the MSCI Emerging Markets Standard Index (Net, USD, Unhedged) (the “MSCI EM Index”), generated a positive absolute return of 16.96%.1

As the Reporting Period began in the last two months of 2020, emerging markets equities advanced in the wake of U.S. elections and the release of successful COVID-19 vaccine results by multiple companies. There was additional positive news, as COVID-19 vaccines started being distributed across the world. Emerging markets equity funds experienced strong investment inflows. However, toward the end of calendar year 2020, the emergence of a new, more contagious strain of COVID-19 slightly dampened investor sentiment and caused several countries to reinstate some restrictions. South Korea and Brazil were among the top performing countries in the MSCI EM Index during the last two months of 2020. South Korea was at the forefront of COVID-19 testing and, as a result, was able to keep cases low. Brazil showed a strong rebound in its consumption of fuel, which recovered to higher than pre-pandemic levels. India also performed well. India, which was struggling to recover from the fallout of the COVID-19 pandemic, launched a massive vaccination drive. China was among the weakest performers in the MSCI EM Index, as tensions between China and the U.S. flared up after the U.S. announced plans to delist some Chinese stocks from the New York Stock Exchange. In Europe, Greece was a weak performer though it posted positive absolute returns. Greece’s equity market was pressured by the country entering another lockdown as it struggled to contain the spread of COVID-19.

Emerging markets equities were up modestly for the first quarter of 2021 overall but fell in March, as COVID-19 vaccine rollouts slowed in some countries. Investor optimism and risk tolerance waned during the quarter, as consensus expectations of higher inflation and rising yields caused heightened volatility in equities across regions. Emerging markets equity fund investment flows remained positive, but momentum slowed. Earnings estimates for the MSCI EM Index were revised down slightly in March 2021. Saudi Arabia and Mexico were among the top performing countries in the MSCI EM Index during the first calendar quarter. Oil prices rose given the Organization of the Petroleum Exporting Countries’ (“OPEC”) agreements for countries, including Saudi Arabia, to maintain lower levels of production. Mexico benefited from the new United States-Mexico-Canada (“USMCA”) trade deal and also reaped benefits from the U.S. government’s $1.9 trillion stimulus plan, both of which led economic growth estimates for Mexico to increase for calendar year 2021. China was among the weakest performers in the MSCI EM Index, as investor sentiment was dampened by rising inflation as well as by early signs of the government tightening its stimulus policies. Egypt and Turkey were also weak performers. Egypt in particular suffered amid the fallout of the Suez Canal blockage that resulted in a stall in global shipping.

Emerging markets equities markets rose more solidly in the second quarter of 2021, as both COVID-19 vaccine availability and distribution continued to increase, though the global spread of the Delta variant slightly dampened recovery optimism. Still, favorable investor sentiment around a return to normalcy outweighed both these concerns and worries about rising interest rates and the possibility of tightening fiscal policies. Brazil was one of the top performing countries in the MSCI EM Index during the quarter, driven by an acceleration in the COVID-19 vaccine rollout. Russia and Saudi Arabia were also strong performers, as their economies and domestic businesses benefited from higher crude oil prices. India also performed well, as the nation’s daily COVID-19 infections seemed to have peaked and were steadily decreasing. China’s equity market was only slightly positive during the second calendar quarter, as regulatory concerns, mainly in the technology sector, continued to weigh on investor sentiment.

In the third quarter of 2021, emerging markets equities declined, as the global spread of the Delta variant dampened economic recovery optimism and investor concerns grew over regulations in China. Though they rose slightly in August 2021 on reassurances by the U.S. Federal Reserve (the “Fed”), accommodative monetary policy in India and declining infection rates in Asia, emerging markets equities experienced significant sell-offs in July and September, as investors focused on concerns around

[1]	All Index returns are expressed in U.S. dollar terms.

2

MARKET REVIEW

rising interest rates and the possibility of tightening fiscal policies. China was among the weakest markets in the MSCI EM Index during the quarter, as regulatory concerns, mainly in the technology sector, continued to weigh on sentiment. Investors were confronted with increased regulatory scrutiny on companies focused on e-commerce, online education and cybersecurity. India was one of the top performing countries in the MSCI EM Index, driven by steady government spending and company valuations. Also, positively, the nation’s daily COVID-19 infections continued to decline. Russia and Saudi Arabia were also strong performers during the quarter, as their economies and domestic businesses continued to benefit from higher crude oil prices.

Emerging markets equities rose slightly in October 2021, as COVID-19 vaccination rates increased and the global spread of the Delta variant slowed in most regions. Also, emerging markets equities were expected by the consensus to see a strong earnings recovery through the end of 2021. Asia’s factory activity stepped up a gear in October, as emerging economies saw COVID-19 infections subside, but rising input costs, material shortages and slowing Chinese economic growth clouded the outlook. China’s factory activity expanded at its fastest pace in four months during October, but a sub-index for output showed that production shrank for the third straight month due to power shortages and rising costs. India’s equity market posted a negative return for the month, driven by investor concerns about steep valuations and liquidity normalization signals by the country’s central bank. Brazil’s equity market also fell in October, mostly due to inflation concerns and doubts about the economic policy of the nation’s government and its intention to relax fiscal rules to increase social spending. Russia was a strong performer during the month, again benefiting from higher crude oil prices.

For the Reporting Period as a whole, energy, materials and financials were the strongest sectors in the MSCI EM Index, each posting a robust double-digit positive absolute return. Consumer discretionary, real estate and communication services were the weakest performing sectors in the MSCI EM Index, each generating a negative absolute return during the Reporting Period.

From a country perspective, the Czech Republic, Russia, Hungary, Argentina and Poland were the best performing individual constituents of the MSCI EM Index for the Reporting Period, each of which posted a robust double-digit absolute gain. Conversely, the only constituents of the MSCI EM Index to post negative absolute returns for the Reporting Period overall were China and Pakistan. Egypt, Malaysia and Peru were also among the weakest performers but posted modestly positive absolute returns during the Reporting Period.

International Equities

International equities, as represented by the MSCI Europe, Australasia, Far East (“EAFE”) Standard Index (Net, USD, Unhedged) (the “MSCI EAFE Index”), recorded a positive absolute return of 34.18%.1

As the Reporting Period began in November 2020, international equities rebounded following two months of declines in September and October 2020, with cyclical and value-oriented stocks outperforming growth-oriented stocks. Equity markets rallied early in the month as U.S. election results brought some clarity. The announcement of promising data from multiple COVID-19 vaccine developers gave further boost to investor sentiment in the last two months of 2020 as did the prospects of a global economic recovery. While European equities faced some headwinds from increasing COVID-19 cases and heightened lockdown restrictions, spillover optimism from the U.S. elections boosted European stocks. In the U.K., third quarter Gross Domestic Product (“GDP”) rose in its sharpest quarterly expansion on record. The Japanese equity market rallied, driven by global cues, particularly around COVID-19 vaccine and U.S. Presidential election news.

International equity markets overcame bouts of volatility during the first quarter of 2021 to surge to new highs in March, driven by two key themes — the accelerating rollout of the COVID-19 vaccines globally and the ongoing commitment from central banks around the world to support the economic recovery. Accelerating economic growth, normalizing inflation and steepening yield curves laid the foundation for the “reflation trade,” as investors started to price in a brighter future. (Reflation is the inflation that typically comes immediately after a low-point in the economic cycle, often after economic stimulus, and the reflation trade is the purchase of specific stocks or sectors believed to outperform in that type of environment.) Investors took a sharp turn away from momentum stocks and favored cyclical sectors, many of which tend to be more value oriented. European equities were less impacted by inflation fears, as reopening progress pushed travel and leisure stocks higher, and U.K. equities were additionally buoyed by gains in energy prices. Markets welcomed the European Central Bank’s (“ECB”) decision to increase the pace of its

[1]	All Index returns are expressed in U.S. dollar terms.

3

MARKET REVIEW

Pandemic Emergency Purchase Programme asset purchases in response to the bond sell-off there. Markets also overcame pressure as AstraZeneca vaccine safety concerns and new local lockdown measures in France dampened near-term recovery prospects. March’s Euro-area Manufacturing Purchasing Managers Index posted a historical high. Japanese equities rose during the first calendar quarter, rallying on the back of a sharp rotation from growth to value stocks. Investor sentiment was also supported by the consistent weakness of the Japanese yen against the U.S. dollar and by a rally in U.S. equities.

The rotation from growth to value stocks took a breather in April 2021, with international growth stocks outperforming their value counterparts. Starting in May 2021, international equities were impacted by rising commodity prices, which stoked investor fears of earlier than consensus expected interest rate hikes from central banks, particularly the U.S. Fed. In June, international equities rallied following a weaker than consensus expected U.S. payrolls report that eased concerns of a shift to tighter monetary policy. Overall, discussions during the quarter centered on central bank liquidity tailwinds, fiscal stimulus, COVID-19 vaccine progress, economic reopening momentum, strong corporate profits and robust equity inflows. While inflation concerns were fairly pervasive, the Fed remained consistent in its messaging around expectations that price pressures would be transitory. European equities advanced for the fifth straight quarter amid a sharp rebound in economic growth, an accelerating COVID-19 vaccine rollout and significantly better than consensus expected first quarter 2021 corporate earnings. Cyclical stocks generated the best returns, although sector performance was broadly positive. The ECB maintained its accommodative monetary policy stance, while also upgrading its GDP growth forecast and raising its inflation forecast for both 2021 and 2022. In the U.K., the Bank of England (“BOE”) raised its economic growth forecast for 2021 and tapered its pace of asset purchases. In Japan, state of emergency measures following a third wave of COVID-19 cases that had begun in March 2021 and slowing COVID-19 vaccine rollouts weighed on investor sentiment for the majority of the second calendar quarter. However, the Japanese equity market rallied strongly during the first half of June, likely driven by the increased pace of inoculations. This exuberance was short-lived, however, as the direction of the Japanese equity market again turned sharply down in the middle of June in step with U.S. equity markets.

International equities fell during the third quarter of 2021 for the first time in six calendar quarters. During the first half of the quarter, the international equity markets delivered strong returns, continuing the trend from the second calendar quarter along with additional focus on positive corporate earnings and the accommodative monetary policies of global central banks. Pandemic-related pressures appeared to be easing, and economic activity appeared to be increasing. However, the markets receded in the second half of the third calendar quarter, primarily due to the U.S. Fed’s announcements about its plans to taper monthly asset purchase plans but also because of heightened investor worries around an increase in interest rates, global supply chain concerns, COVID-19 Delta variant cases and Chinese government regulations on Chinese stocks. Then, a debt crisis at one of China’s largest property developers further unsettled investors. All that said, European equities advanced for the sixth straight calendar quarter, as investor risk sentiment was bolstered by robust corporate earnings, solid economic growth and an accommodative policy environment. The ECB signaled it would maintain interest rates at record lows for a longer period to support the economic recovery and unveiled a new flexible inflation policy framework. In the U.K., the BOE left monetary policy unchanged but signaled it was moving closer to raising its interest rates. Japanese equities also advanced during the quarter, rebounding largely on the Tokyo Olympics that began in July 2021 and on the appointment of a new prime minister, who is widely expected to compile a sizable fiscal package to shore up the Japanese economy. Bringing the MSCI EAFE Index into negative territory for the quarter were the equity markets of Germany and the Pacific Basin ex-Japan, which declined.

Many of the concerns that dominated the international equity markets in September 2021 ebbed somewhat in October, and the MSCI EAFE Index returned to positive territory, supported in Europe and the U.K. particularly by favorable third calendar quarter corporate earnings reports. The Japanese equity market declined in October ahead of the general election that took place on October 31. Global news flow was generally negative in the first half of October, especially from China, but the sustained strength of U.S. equity markets provided some support for Japan. Equity markets in the Pacific Basin ex-Japan rose, rallying on both positive corporate earnings guidance and a continuing decline in the number of new COVID-19 cases in many countries in the region. However, shares were weaker toward the end of the month with continued concerns around rising energy prices, higher inflation and ongoing tensions between the U.S. and China weighing on investor sentiment.

For the Reporting Period as a whole, energy, financials and information technology were the strongest performing sectors in the MSCI EAFE Index, each producing a robust double-digit positive absolute return. The weakest performing sectors in the MSCI

4

MARKET REVIEW

EAFE Index were communication services, utilities and consumer staples, with each still generating a double-digit positive absolute return during the Reporting Period, albeit more modest.

From a country perspective, Austria, Norway and the Netherlands were the strongest performing constituents of the MSCI EAFE Index during the Reporting Period, each posting a strong gain. New Zealand was the only constituent of the MSCI EAFE Index to post a negative absolute return during the Reporting Period. Hong Kong and Japan generated positive double-digit absolute gains but were also among the weakest relative performers, significantly underperforming the MSCI EAFE Index during the Reporting Period.

Looking Ahead

At the end of the Reporting Period, we continued to believe that less expensive stocks should outpace more expensive stocks. In addition, we expected stocks with good momentum to outperform those with poor momentum. We plan to focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with what we view as sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

5

PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Equity

Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Emerging Markets Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 16.60%, 15.74%, 17.07%, 16.96%, 17.10%, 16.43% and 17.10%, respectively. These returns compare to the 16.96% average annual total return of the Fund’s benchmark, the MSCI Emerging Markets Standard Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock and country/currency selection, careful portfolio construction and efficient implementation. To manage the Fund, we use two distinct strategies — a bottom-up stock selection strategy and a top-down country/currency selection strategy. These strategies are uncorrelated, that is, they tend to perform independently of each other over time, which enables us to greater diversify the portfolio.

During the Reporting Period, the Fund generated mixed results versus the Index, with some share classes underperforming and others outperforming. Within our stock selection strategy, certain individual investments detracted from relative performance. Our country/currency strategy contributed positively.

Q	Which investment themes helped and which hurt within the Team’s stock selection strategy?

A	In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, two of our investment themes hurt the Fund’s relative performance. Fundamental Mispricings was our worst performing investment theme, followed at some distance by High Quality Business Models. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives.

The Fund benefited from our Market Themes & Trends investment theme during the Reporting Period. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

The impact of our Sentiment Analysis investment theme was rather neutral during the Reporting Period. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, our quantitative model focuses on stock selection rather than on making sector or

6

PORTFOLIO RESULTS

industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Relative performance is primarily driven by stock selection, not by sector or industry allocations.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, certain individual stock positions detracted from the Fund’s relative returns. Investments in the financials and energy sectors hampered performance. On the positive side, the Fund was helped by stock selection in the industrials and materials sectors.

Q	Which individual stock positions detracted most from the Fund’s relative returns during the Reporting Period?

A	In terms of individual stock positions, the Fund was hindered by its underweight positions relative to the Index in Gazprom, a Russian state-owned energy company; OTP Bank, a Hungary-based financial services firm serving customers in central and eastern Europe; and CEZ, a Czech Republic-based company engaged in the production and distribution of electricity. All three underweights were largely the result of our Market Themes & Trends and High Quality Business Models investment themes.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	Compared to the Index, the Fund was aided during the Reporting Period by overweight positions in COSCO Shipping, a China-based provider of international shipping, shipbuilding and repair, and terminal operations; Wan Hai Lines, a Taiwan-based transportation and logistics company; and Evergreen Marine, a Taiwanese container transportation and shipping company. Our Market Themes & Trends investment theme and, to a lesser extent, our High Quality Business Models investment theme led to the Fund’s overweights in all three stocks.

Q	What impact did the Team’s country/currency selection strategy have on the Fund’s relative performance during the Reporting Period?

A	Our country/currency strategy added to the Fund’s relative returns. During the Reporting Period, the Fund benefited from its slight overweight compared to the Index in China and from its underweight in Taiwan. These positive results were partly offset by the Fund’s overweight in Brazil and its underweight in Saudi Arabia, which detracted from relative performance.

We made our picks using our proprietary models, which, during the Reporting Period, were based on three investment themes specific to our country/currency strategy — Valuation, Risk Premium and Macro. Valuation favors equity and currency markets that appear cheap relative to accounting measures of value and purchasing power. Risk Premium evaluates whether a country is overcompensating investors for various types of risk. Macro assesses a market’s macroeconomic environment and growth prospects.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	During the Reporting Period, we shifted the Fund from an underweight position versus the Index in China to an overweight position. We also increased the size of the Fund’s overweight position in South Korea. Compared to the Index, we changed within the Fund from rather neutral positions in Mexico, Brazil and Thailand to overweight positions. We moved the Fund from overweight positions in Indonesia and Peru to relatively neutral positions. In addition, during the Reporting Period, we increased the Fund’s underweight in Saudi Arabia and reduced its underweight in Malaysia. We also shifted the Fund from overweight positions versus the Index in Taiwan and India to underweight positions during the Reporting Period.

7

PORTFOLIO RESULTS

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in the industrials, materials, utilities and information technology sectors. Compared to the Index, the Fund was underweight the consumer staples, consumer discretionary, communication services, real estate and energy sectors. It was rather neutral versus the Index in the health care and financials sectors at the conclusion of the Reporting Period.

In terms of countries, the Fund was overweight relative to the Index in South Korea, China, Brazil, Mexico and Thailand at the end of the Reporting Period. Compared to the Index, the Fund was underweight Saudi Arabia, Taiwan, India, South Africa and Malaysia. The Fund was relatively neutral in Qatar, Turkey, United Arab Emirates, Chile, Indonesia, Peru, Russia, Hungary, Greece, Pakistan, Egypt, Czech Republic, Argentina, Colombia, Poland and the Philippines at the end of the Reporting Period.

8

FUND BASICS

Emerging Markets Equity Insights Fund

as of October 31, 2021

TOP TEN HOLDINGS AS OF 10/31/21[1]

Holding	% of Net Assets	Line of Business	Country

Samsung Electronics Co. Ltd.	5.1%	Technology Hardware & Equipment	South Korea
Taiwan Semiconductor Manufacturing Co. Ltd.	3.9	Semiconductors & Semiconductor Equipment	Taiwan
Tencent Holdings Ltd.	3.8	Media & Entertainment	China
Alibaba Group Holding Ltd. ADR	3.3	Retailing	China
China Construction Bank Corp. Class H	2.3	Banks	China
Infosys Ltd. ADR	2.2	Software & Services	India
Sberbank of Russia PJSC	2.0	Banks	Russia
Vale SA ADR	1.9	Materials	Brazil
Bank of China Ltd. Class H	1.9	Banks	China
Kia Corp.	1.8	Automobiles & Components	South Korea

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2021

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.8% of the Fund’s net assets at October 31, 2021. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

9

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Performance Summary

October 31, 2021

The following graph shows the value, as of October 31, 2021, of a $1,000,000 investment made on November 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® Emerging Markets Standard Index (the “MSCI® EM Index”) (Net, USD, unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Emerging Markets Equity Insights Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2011 through October 31, 2021.

Average Annual Total Return through October 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	16.60%	8.98%	5.68%	—
Including sales charges	10.15%	7.75%	5.09%	—

Class C
Excluding contingent deferred sales charges	15.74%	8.18%	4.89%	—
Including contingent deferred sales charges	14.74%	8.18%	4.89%	—

Institutional	17.07%	9.39%	6.08%	—

Investor	16.96%	9.26%	5.95%	—

Class R6 (Commenced July 31, 2015)	17.10%	9.42%	N/A	7.95%

Class R (Commenced February 28, 2014)	16.43%	8.73%	N/A	6.37%

Class P (Commenced April 16, 2018)	17.10%	N/A	N/A	4.11%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

10

PORTFOLIO RESULTS

Goldman Sachs International Equity Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 31.50%, 30.53%, 31.93%, 31.25%, 31.90%, 31.97%, 31.19% and 32.00%, respectively. These returns compare to the 34.18% average annual total return of the Fund’s benchmark, the MSCI EAFE Standard Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock and country/currency selection, careful portfolio construction and efficient implementation. To manage the Fund, we use two distinct strategies — a bottom-up stock selection strategy and a top-down country/currency selection strategy. These strategies are uncorrelated, that is, they tend to perform independently of each other over time, which enables us to greater diversify the portfolio.

During the Reporting Period, the Fund underperformed the Index, with certain individual investments detracting from relative performance. Our country/currency strategy also hurt relative performance.

Q	Which investment themes helped and which hurt within the Team’s stock selection strategy?

A	In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, two of our investment themes — High Quality Business Models and Market Themes & Trends — detracted from the Fund’s relative returns. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

The Fund was helped by our Sentiment Analysis and Fundamental Mispricings investment themes during the Reporting Period. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, our quantitative model focuses on stock selection rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Relative performance is primarily driven by stock selection, not by sector or industry allocations.

11

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, certain individual stock positions detracted from the Fund’s relative returns. Specifically, the Fund was hurt by stock selection in the consumer discretionary sector and, to a lesser extent, by stock selection in the energy and communication services sectors. On the positive side, the Fund benefited from stock selection in the information technology and industrials sectors.

Q	Which individual stock positions detracted most from the Fund’s relative returns during the Reporting Period?

A	In terms of individual stock positions, the Fund was hampered by its overweight positions relative to the Index in Luxembourg-based laboratory services company Eurofin Scientific and Japan-based electronic commerce and settlement finance services provider Z Holdings. An underweight in Swiss nutrition, health and wellness company Nestle also detracted from relative returns. Our Sentiment Analysis investment theme led to the Fund’s overweight in Eurofin Scientific. The Fund was overweight Z Holdings primarily because of our Market Themes & Trends investment theme. The underweight in Nestle was largely due to our High Quality Business Models investment theme.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	During the Reporting Period, the Fund was aided by overweight positions versus the Index in ASM International, a Netherlands-headquartered supplier of semiconductor process equipment; Nippon Yusen, a Japan-based transportation and logistics company; and Norsk Hydro, a Norwegian supplier of aluminum and aluminum products. The Fund’s overweights in ASM International and Nippon Yusen were mainly the result of our Market Themes & Trends and Sentiment Analysis investment themes. The overweight in Norsk Hydro was based mostly on our Market Themes & Trends investment theme.

Q	What impact did the Team’s country/currency selection strategy have on the Fund’s relative performance during the Reporting Period?

A	Our country/currency selection strategy detracted from the Fund’s relative performance during the Reporting Period. Compared to the Index, the Fund was hindered by underweight positions in Switzerland and the U.K. and by an overweight position in Japan. On the positive side, the Fund benefited from an overweight versus the Index in the Netherlands.

We made our picks using our proprietary models, which, during the Reporting Period, were based on five investment themes specific to our country/currency strategy — Valuation, Momentum, Risk Premium, Fund Flows and Macro. Valuation favors equity and currency markets that appear cheap relative to accounting measures of value and purchasing power. Momentum favors countries and currencies that have had strong recent outperformance. Risk Premium evaluates whether a country is overcompensating investors for various types of risk, while Fund Flows evaluates the strength of capital market inflows. Finally, Macro assesses a market’s macroeconomic environment and growth prospects.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. We also used forward foreign currency exchange contracts to avoid unintended local currency exposure when buying and selling stocks. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s overweight positions relative to the Index in Japan and Norway. We shifted the Fund from an overweight in Switzerland to an underweight position and from an underweight position in France to an overweight. Compared to the Index, we increased the Fund’s underweight positions in the U.K. and Spain. We changed the Fund from rather neutral positions in Germany and Sweden to overweight positions. Additionally, we shifted the Fund from overweights in the Netherlands and Italy to rather neutral positions. We also moved the Fund from a rather neutral position versus the Index in Australia to an underweight during the Reporting Period.

12

PORTFOLIO RESULTS

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in the information technology, materials and industrials sectors. Compared to the Index, the Fund was underweight the consumer staples, real estate and utilities sectors. The Fund was relatively neutral versus the Index in the energy, consumer discretionary, financials, health care and communication services sectors at the end of the Reporting Period.

In terms of countries, the Fund was overweight relative to the Index in Japan, Germany, France, Sweden and Norway at the end of the Reporting Period. Compared to the Index, the Fund was underweight the U.K., Switzerland, Australia and Spain. The Fund was relatively neutral versus the Index in Austria, Finland, Denmark, Portugal, New Zealand, the Netherlands, Ireland, Israel, Belgium, Italy, Singapore and Hong Kong at the end of the Reporting Period.

13

FUND BASICS

International Equity Insights Fund

as of October 31, 2021

TOP TEN HOLDINGS AS OF 10/31/21[1,2]

Holding	% of Net Assets	Line of Business	Country

ASML Holding NV	2.2%	Semiconductors & Semiconductor Equipment	Netherlands
Roche Holding AG	2.0	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
LVMH Moet Hennessy Louis Vuitton SE	1.9	Consumer Durables & Apparel	France
Novo Nordisk A/S Class B	1.9	Pharmaceuticals, Biotechnology & Life Sciences	Denmark
Schneider Electric SE	1.2	Capital Goods	United States
Deutsche Post AG (Registered)	1.2	Transportation	Germany
Merck KGaA	1.1	Pharmaceuticals, Biotechnology & Life Sciences	Germany
BASF SE	1.1	Materials	Germany
ASM International NV	1.0	Semiconductors & Semiconductor Equipment	Netherlands
British American Tobacco plc	1.0	Food, Beverage & Tobacco	United Kingdom

[1]	The top 10 holdings may not be representative of the Fund’s future investments.
[2]	The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund), which represents approximately 1.2% of the Fund’s net assets as of 10/31/21.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[3]

As of October 31, 2021

[3]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.2% of the Fund’s net assets at October 31, 2021. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

14

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Performance Summary

October 31, 2021

The following graph shows the value, as of October 31, 2021, of a $1,000,000 investment made on November 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EAFE Standard Index (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

International Equity Insights Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2011 through October 31, 2021.

Average Annual Total Return through October 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	31.50%	8.91%	7.70%	—
Including sales charges	24.30%	7.69%	7.10%	—

Class C
Excluding contingent deferred sales charges	30.53%	8.10%	6.90%	—
Including contingent deferred sales charges	29.52%	8.10%	6.90%	—

Institutional	31.93%	9.31%	8.12%	—

Service	31.25%	8.75%	7.57%	—

Investor	31.90%	9.20%	7.97%	—

Class R6 (Commenced July 31, 2015)	31.97%	9.32%	N/A	6.99%

Class R	31.19%	8.64%	7.44%	—

Class P (Commenced April 16, 2018)	32.00%	N/A	N/A	4.65%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

15

PORTFOLIO RESULTS

Goldman Sachs International Small Cap Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Small Cap Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 32.65%, 31.67%, 33.11%, 32.88%, 33.12% and 33.15%, respectively. These returns compare to the 35.77% average annual total return of the Fund’s benchmark, the MSCI EAFE Small Cap Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, the Fund underperformed the Index, with two of our quantitative model’s four investment themes detracting from results. Stock selection driven by these investment themes hindered relative returns.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, two of our investment themes — High Quality Business Models and Fundamental Mispricings — diminished the Fund’s relative performance. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run.

The impact of our Sentiment Analysis and Market Themes & Trends investment themes was rather neutral during the Reporting Period. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Market Themes and Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, our quantitative model focuses on stock selection rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Relative performance is primarily driven by stock selection, not by sector or industry allocations.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may

16

PORTFOLIO RESULTS

lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, stock selection had a negative impact on the Fund’s relative performance. Investments in the consumer discretionary sector detracted most from returns, followed by holdings in the communication services and financials sectors. The Fund benefited from stock selection in the health care, information technology and industrials sectors.

Q	Which individual stock positions detracted most from the Fund’s relative returns during the Reporting Period?

A	In terms of individual stock positions, the Fund was hurt during the Reporting Period by overweight positions relative to the Index in Kohnan Shoji, a Japanese home improvement center chain; PostNL, a Netherlands-based provider of postal and package services; and DCM Holdings, a Japan-based holding company that operates home center chain stores. Our Fundamental Mispricings and Market Themes & Trends investment themes were largely responsible for the Fund’s overweights in Kohnan Shoji and DCM Holdings. The overweight in PostNL was primarily due to our Market Themes & Trends investment theme.

Q	Which individual stock positions contributed most to the Fund’s relative results during the Reporting Period?

A	During the Reporting Period, overweight positions in SITC International, D’Ieteren Group and ASM International contributed positively to the Fund’s relative performance. The overweight in SITC International, a Hong Kong-based provider of transportation and logistics solutions, was driven mainly by our Market Themes & Trends investment theme. The overweight in D’Ieteren Group, a Belgian vehicle importer and distributor, was based mostly on our Fundamental Mispricings and Market Themes & Trends investment themes. The Fund was overweight ASM International, a Netherlands-headquartered supplier of semiconductor process equipment, largely because of our Market Themes & Trends and Sentiment Analysis investment themes.

Q	What impact did country selection have on the Fund’s relative performance during the Reporting Period?

A	To construct the Fund’s portfolio, our quantitative model focuses on stock selection rather than on making country bets. As a result, the Fund is similar to the Index in terms of its country allocations. Relative performance is primarily driven by stock selection, not by country allocations.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	As mentioned previously, changes in the Fund’s country weightings are generally the result of our quantitative model’s stock selection. During the Reporting Period, the Fund’s overweight relative to the Index in Japan increased and its overweight in Italy decreased. Its overweight in the Netherlands changed to a rather neutral position, while its neutral positions in Spain and Australia became overweight positions. Compared to the Index, the Fund’s underweight positions in Israel, the U.K. and Singapore increased. Its underweights in Sweden, Denmark and New Zealand changed to rather neutral positions during the Reporting Period.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in the industrials, information technology, financials and materials sectors. Compared to the Index, the Fund was underweight the utilities, consumer staples, real estate, communication services and energy sectors. The Fund was relatively neutral compared to the Index in the consumer discretionary and health care sectors at the end of the Reporting Period.

In terms of countries, the Fund was overweight Japan, Spain, Italy and Australia at the end of the Reporting Period. Compared to the Index, the Fund was underweight Israel, the U.K. and Singapore. It was relatively neutral compared to the Index in the Netherlands, Austria, Sweden, Ireland, New Zealand, Belgium, Denmark, Finland, Norway, Germany, Switzerland, France, Portugal and Hong Kong at the end of the Reporting Period.

17

FUND BASICS

International Small Cap Insights Fund

as of October 31, 2021

TOP TEN HOLDINGS AS OF 10/31/21[1]

Holding	% of Net Assets	Line of Business	Country

Getinge AB Class B	1.2%	Health Care Equipment & Services	Sweden
Mitsui OSK Lines Ltd.	1.2	Transportation	Japan
Charter Hall Group (REIT)	1.1	Real Estate	Australia
Tecan Group AG (Registered)	1.0	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Tritax Big Box REIT plc (REIT)	1.0	Real Estate	United Kingdom
Showa Denko KK	1.0	Materials	Japan
Mineral Resources Ltd.	1.0	Materials	Australia
Man Group plc	1.0	Diversified Financials	United Kingdom
Amada Co. Ltd.	0.9	Capital Goods	Japan
Sumitomo Forestry Co. Ltd.	0.9	Consumer Durables & Apparel	Japan

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2021

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.1% of the Fund’s net assets at October 31, 2021. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

18

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Performance Summary

October 31, 2021

The following graph shows the value, as of October 31, 2021, of a $1,000,000 investment made on November 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EAFE Small Cap Index (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

International Small Cap Insights Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2011 through October 31, 2021.

Average Annual Total Return through October 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	32.65%	9.40%	9.43%	—
Including sales charges	25.34%	8.18%	8.82%	—

Class C
Excluding contingent deferred sales charges	31.67%	8.61%	8.62%	—
Including contingent deferred sales charges	30.67%	8.61%	8.62%	—

Institutional	33.11%	9.83%	9.86%	—

Investor	32.88%	9.68%	9.70%	—

Class R6 (Commenced July 31, 2015)	33.12%	9.84%	N/A	8.08%

Class P (Commenced April 16, 2018)	33.15%	N/A	N/A	4.73%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

19

FUND BASICS

Index Definitions

The MSCI Emerging Markets Standard Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of November 30, 2021, the MSCI® Emerging Markets Standard Index (Net, USD, Unhedged) consists of the following 27 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The MSCI® Emerging Markets Standard Index (Net, USD, Unhedged) figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The MSCI® EAFE Standard Index (Net, USD, Unhedged) is a market capitalization weighted composite of securities in 21 developed markets. As of November 30, 2021, the MSCI® EAFE Standard Index (Net, USD, Unhedged) consists of the following 21 developed countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The MSCI® EAFE Standard Index (Net, USD, Unhedged) figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The MSCI® EAFE Small Cap Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI® EAFE Small Cap Index (Net, USD, Unhedged) selects the most liquid securities across developed markets relative to their market capitalization, and targets for index inclusion 40% of the full market capitalization of the eligible small cap universe within each industry group, within each country. Its returns include net reinvested dividends but, unlike Fund returns, do not reflect the payment of sales commissions or other expenses incurred in the purchase or sale of the securities included in the MSCI® EAFE Small Cap Index (Net, USD, Unhedged). It is not possible to invest directly in an index.

It is not possible to invest directly in an unmanaged index.

20

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments

October 31, 2021

Shares	Description	Value

Common Stocks – 97.5%
Brazil – 6.3%
418,100	Alpargatas SA (Preference) (Consumer Durables & Apparel)*(a)	$2,861,760
805,600	Ambev SA ADR (Food, Beverage & Tobacco)	2,384,576
222,067	Arezzo Industria e Comercio SA (Consumer Durables & Apparel)	2,907,748
2,826,150	Banco Bradesco SA (Banks)*	8,512,802
3,817,850	Banco Bradesco SA ADR (Banks)*	13,362,475
10,000	Braskem SA (Preference) Class A (Materials)*(a)	96,495
772,900	Cia de Transmissao de Energia Eletrica Paulista (Preference) (Utilities)(a)	3,330,545
3,708,300	Cia Energetica de Minas Gerais ADR (Utilities)(b)	8,343,675
121,000	CPFL Energia SA (Utilities)	564,072
242,300	Enauta Participacoes SA (Energy)	548,672
502,600	Energisa SA (Utilities)	3,528,299
1,326,800	Grendene SA (Consumer Durables & Apparel)	2,017,071
78,000	Itau Unibanco Holding SA (Banks)	290,645
83,500	Natura & Co. Holding SA (Household & Personal Products)*	575,525
1,009,950	Petroleo Brasileiro SA ADR (Energy)	9,917,709
981,100	Petroleo Brasileiro SA (Preference) (Energy)(a)	4,737,052
628,500	Sao Martinho SA (Food, Beverage & Tobacco)	4,265,132
48,500	SLC Agricola SA (Food, Beverage & Tobacco)	374,505
814,600	Transmissora Alianca de Energia Eletrica SA (Utilities)	5,291,335
412,860	Unipar Carbocloro SA (Preference) Class B (Materials)(a)	5,462,322
2,927,800	Vale SA ADR (Materials)	37,270,894
1,395,000	Vibra Energia SA (Retailing)	5,185,708

		121,829,017

Canada – 0.2%
335,704	Atlas Corp. (Transportation)(b)	4,699,856

Chile – 0.7%
177,428	Banco Santander Chile ADR (Banks)	3,144,024
2,204,109	Cencosud SA (Food & Staples Retailing)	3,224,204
125,879	Cia Cervecerias Unidas SA ADR (Food, Beverage & Tobacco)	2,128,614
1,642,010	Falabella SA (Retailing)	4,540,707

		13,037,549

China – 36.0%
52,077,000	Agricultural Bank of China Ltd. Class H (Banks)	17,696,154

Common Stocks – (continued)
China – (continued)
389,100	Alibaba Group Holding Ltd. ADR (Retailing)*	$64,178,154
1,249,341	Aluminum Corp. of China Ltd. Class A (Materials)*	1,201,440
1,626,000	Angang Steel Co. Ltd. Class H (Materials)	874,022
187,800	ANTA Sports Products Ltd. (Consumer Durables & Apparel)	2,909,721
101,104,000	Bank of China Ltd. Class H (Banks)	35,780,887
2,139,000	Bank of Communications Co. Ltd. Class H (Banks)	1,272,455
3,089,972	Baoshan Iron & Steel Co. Ltd. Class A (Materials)	3,439,238
10,942,000	Bosideng International Holdings Ltd. (Consumer Durables & Apparel)	8,478,454
2,223,000	CGN Power Co. Ltd. Class H (Utilities)(c)	598,427
2,552,000	China BlueChemical Ltd. Class H (Materials)	853,340
2,067,000	China Cinda Asset Management Co. Ltd. Class H (Diversified Financials)	345,078
13,470,000	China CITIC Bank Corp. Ltd. Class H (Banks)	5,908,613
64,695,000	China Construction Bank Corp. Class H (Banks)	44,030,174
537,000	China Feihe Ltd. (Food, Beverage & Tobacco)(c)	891,578
1,010,000	China Hongqiao Group Ltd. (Materials)	1,122,162
1,465,600	China International Marine Containers Group Co. Ltd. Class H (Capital Goods)	2,903,765
1,419,000	China Medical System Holdings Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,402,679
342,500	China Merchants Bank Co. Ltd. Class H (Banks)	2,870,199
96,000	China Merchants Port Holdings Co. Ltd. (Transportation)	160,049
11,645,110	China National Nuclear Power Co. Ltd. Class A (Utilities)	12,480,386
242,700	China Northern Rare Earth Group High-Tech Co. Ltd. Class A (Materials)	1,924,900
7,557,641	China Petroleum & Chemical Corp. Class A (Energy)	5,021,538
56,348,000	China Petroleum & Chemical Corp. Class H (Energy)	27,454,606
458,000	China Risun Group Ltd. (Materials)	279,158
7,385,500	China Shenhua Energy Co. Ltd. Class H (Energy)	15,881,016

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2021

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
1,357,000	China Suntien Green Energy Corp. Ltd. Class H (Energy)	$1,078,498
6,634,500	China Yongda Automobiles Services Holdings Ltd. (Retailing)	10,555,989
4,066,000	CITIC Ltd. (Capital Goods)	4,073,304
1,128,000	CITIC Securities Co. Ltd. Class H (Diversified Financials)	2,863,945
1,596,000	COSCO SHIPPING Development Co. Ltd. Class H (Capital Goods)	310,139
906,841	COSCO SHIPPING Holdings Co. Ltd. Class A (Transportation)*	2,340,685
2,734,250	COSCO SHIPPING Holdings Co. Ltd. Class H (Transportation)*(b)	4,235,100
510,000	COSCO SHIPPING Ports Ltd. (Transportation)	424,517
4,590,000	CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	4,789,665
25,500	Daqo New Energy Corp. ADR (Semiconductors & Semiconductor Equipment)*	1,983,645
518,000	Dongfeng Motor Group Co. Ltd. Class H (Automobiles & Components)	482,443
1,383,000	Dongyue Group Ltd. (Materials)	3,217,705
476,573	FAW Jiefang Group Co. Ltd. (Automobiles & Components)	776,870
234,000	FinVolution Group ADR (Diversified Financials)	1,432,080
1,442,200	GF Securities Co. Ltd. Class H (Diversified Financials)	2,446,140
210,000	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. Class H (Pharmaceuticals, Biotechnology & Life Sciences)	530,917
1,288,000	Haitian International Holdings Ltd. (Capital Goods)	3,753,871
1,834,400	Haitong Securities Co. Ltd. Class H (Diversified Financials)	1,631,921
466,000	Huafon Chemical Co. Ltd. Class A (Materials)	866,962
53,082,000	Industrial & Commercial Bank of China Ltd. Class H (Banks)	29,097,550
948,713	Industrial Bank Co. Ltd. Class A (Banks)	2,761,060
5,200	JD.com, Inc. ADR (Retailing)*	407,056
30,300	JiuGui Liquor Co. Ltd. Class A (Food, Beverage & Tobacco)	1,013,932
2,164,500	Kingboard Holdings Ltd. (Technology Hardware & Equipment)	9,432,471
15,324,000	Kunlun Energy Co. Ltd. (Utilities)	13,956,794
151,600	Legend Holdings Corp. Class H (Technology Hardware & Equipment)(c)	266,463

Common Stocks – (continued)
China – (continued)
16,448,000	Lenovo Group Ltd. (Technology Hardware & Equipment)	17,862,006
878,000	Li Ning Co. Ltd. (Consumer Durables & Apparel)	9,688,787
5,954,000	Lifetech Scientific Corp. (Health Care Equipment & Services)*	2,765,235
451,822	Luxi Chemical Group Co. Ltd. Class A (Materials)	1,159,402
259,791	Luzhou Laojiao Co. Ltd. Class A (Food, Beverage & Tobacco)	9,267,551
1,940,000	Maanshan Iron & Steel Co. Ltd. Class H (Materials)	824,956
586,100	Meituan Class B (Retailing)*	19,944,187
77,000	NetEase, Inc. ADR (Media & Entertainment)	7,514,430
311,900	NIO, Inc. ADR (Automobiles & Components)*	12,291,979
2,188,000	People’s Insurance Co. Group of China Ltd. (The) Class H (Insurance)	682,489
4,327,300	PetroChina Co. Ltd. Class A (Energy)	3,703,508
3,602,000	PetroChina Co. Ltd. Class H (Energy)	1,736,696
711,900	Pharmaron Beijing Co. Ltd. Class H (Pharmaceuticals, Biotechnology & Life Sciences)(c)	15,403,389
3,726,000	PICC Property & Casualty Co. Ltd. Class H (Insurance)	3,468,704
60,400	Pinduoduo, Inc. ADR (Retailing)*	5,370,768
1,784,000	Rongsheng Petrochemical Co. Ltd. Class A (Materials)	4,804,864
472,580	Shandong Hualu Hengsheng Chemical Co. Ltd. Class A (Materials)	2,298,399
17,783,148	Shanghai International Port Group Co. Ltd. Class A (Transportation)	15,712,625
155,900	Shanghai Pharmaceuticals Holding Co. Ltd. Class H (Health Care Equipment & Services)	285,333
331,800	Shanxi Meijin Energy Co. Ltd. Class A (Energy)*	585,973
35,606	Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A (Health Care Equipment & Services)	2,086,427
300,900	Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)	6,482,651
2,478,000	Sinotrans Ltd. Class H (Transportation)	814,573
1,372,000	Sinotruk Hong Kong Ltd. (Capital Goods)	1,893,739
5,064,000	SITC International Holdings Co. Ltd. (Transportation)	17,115,526

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
658,000	Sun King Technology Group Ltd. (Capital Goods)*	$373,164
1,468,854	TBEA Co. Ltd. Class A (Capital Goods)	6,218,285
1,208,900	Tencent Holdings Ltd. (Media & Entertainment)	73,537,137
150,800	Tongkun Group Co. Ltd. Class A (Materials)	470,534
4,183,000	Topsports International Holdings Ltd. (Retailing)(c)	5,081,712
84,400	Vipshop Holdings Ltd. ADR (Retailing)*	941,904
363,452	Wanhua Chemical Group Co. Ltd. Class A (Materials)	6,005,827
1,296,500	Wuxi Biologics Cayman, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*(c)	19,638,041
655,900	Yunnan Aluminium Co. Ltd. Class A (Materials)*	1,221,021
2,659,678	Zhejiang NHU Co. Ltd. Class A (Pharmaceuticals, Biotechnology & Life Sciences)	11,272,656
9,245,469	Zhejiang Semir Garment Co. Ltd. Class A (Consumer Durables & Apparel)	10,856,440
1,820,500	Zhongsheng Group Holdings Ltd. (Retailing)	16,414,272
4,918,992	Zhuzhou Kibing Group Co. Ltd. Class A (Capital Goods)	12,207,830

		693,690,935

Greece – 0.2%
217,088	Hellenic Telecommunications Organization SA (Telecommunication Services)	3,854,144

Hong Kong – 0.2%
3,010,000	Concord New Energy Group Ltd. (Utilities)	317,413
1,480,000	CP Pokphand Co. Ltd. (Food, Beverage & Tobacco)	209,241
2,171,000	Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,600,862
570,000	Xinyi Glass Holdings Ltd. (Capital Goods)	1,606,229

		3,733,745

Hungary – 0.2%
454,451	MOL Hungarian Oil & Gas plc (Energy)	3,883,428

India – 10.2%
330,087	Adani Ports & Special Economic Zone Ltd. (Transportation)	3,061,861
13,846	Adani Total Gas Ltd. (Utilities)	266,163

Common Stocks – (continued)
India – (continued)
2,780	Alkyl Amines Chemicals (Materials)	133,959
106,499	Apollo Hospitals Enterprise Ltd. (Health Care Equipment & Services)	6,075,079
57,039	Birlasoft Ltd. (Software & Services)	310,676
4,298	Blue Dart Express Ltd. (Transportation)	382,605
807,591	Chambal Fertilizers and Chemicals Ltd. (Materials)	3,992,894
111,161	Coforge Ltd. (Software & Services)	7,248,799
228,895	Cummins India Ltd. (Capital Goods)	2,743,375
2,865	Dr Lal PathLabs Ltd. (Health Care Equipment & Services)(c)	134,570
113,958	Emami Ltd. (Household & Personal Products)	810,272
8,819,164	GAIL India Ltd. (Utilities)	17,548,366
101,117	Gujarat State Petronet Ltd. (Utilities)	413,246
224,846	Hindustan Zinc Ltd. (Materials)*	937,443
3,049,591	Indian Oil Corp. Ltd. (Energy)	5,220,847
1,524,521	Indian Railway Finance Corp. Ltd. (Diversified Financials)(c)	493,394
1,924,362	Infosys Ltd. ADR (Software & Services)	42,874,785
2,211,657	National Aluminium Co. Ltd. (Materials)	2,873,339
928,309	NHPC Ltd. (Utilities)	380,963
47,757	Nippon Life India Asset Management Ltd. (Diversified Financials)(c)	267,222
4,952,323	NMDC Ltd. (Materials)	9,504,412
11,021	Persistent Systems Ltd. (Software & Services)	578,696
1,533,091	Power Finance Corp. Ltd. (Diversified Financials)	2,732,400
819,598	Power Grid Corp. of India Ltd. (Utilities)	2,030,171
5,727,567	REC Ltd. (Diversified Financials)	11,399,562
100,470	Redington India Ltd. (Technology Hardware & Equipment)	193,260
21,986	Supreme Industries Ltd. (Materials)	684,918
142,400	Tata Communications Ltd. (Telecommunication Services)	2,489,296
678,733	Tata Consultancy Services Ltd. (Software & Services)	30,851,474
25,464	Tata Elxsi Ltd. (Software & Services)	2,000,354
479,666	Tata Steel Ltd. (Materials)	8,456,904
3,331,990	Wipro Ltd. (Software & Services)	28,853,532

		195,944,837

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Indonesia – 1.1%
1,735,200	Bank Mandiri Persero Tbk. PT (Banks)	$877,269
11,588,900	Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk. PT (Banks)	1,165,638
39,513,600	Bank Pembangunan Daerah Jawa Timur Tbk. PT (Banks)	2,176,474
943,600	Charoen Pokphand Indonesia Tbk. PT (Food, Beverage & Tobacco)	413,770
1,040,800	Matahari Department Store Tbk. PT (Retailing)*	224,180
24,082,500	Mitra Keluarga Karyasehat Tbk. PT (Health Care Equipment & Services)	3,876,501
49,629,400	Telkom Indonesia Persero Tbk. PT (Telecommunication Services)	13,265,230

		21,999,062

Mexico – 3.4%
4,688,396	Alfa SAB de CV Class A (Capital Goods)	3,395,375
1,393,315	America Movil SAB de CV Class L ADR (Telecommunication Services)	24,773,141
558,000	Arca Continental SAB de CV (Food, Beverage & Tobacco)	3,402,260
111,717	Coca-Cola Femsa SAB de CV ADR (Food, Beverage & Tobacco)	6,004,789
2,933,346	Fibra Uno Administracion SA de CV (REIT)	2,915,109
265,630	Fomento Economico Mexicano SAB de CV ADR (Food, Beverage & Tobacco)	21,832,130
6,984	Grupo Aeroportuario del Sureste SAB de CV ADR (Transportation)	1,408,324
33,776	Grupo Bimbo SAB de CVSeries A (Food, Beverage & Tobacco)	99,976
683,169	Megacable Holdings SAB de CV (Media & Entertainment)	2,012,873

		65,843,977

Peru – 0.1%
19,800	Southern Copper Corp. (Materials)	1,187,802

Philippines – 0.5%
2,337,020	International Container Terminal Services, Inc. (Transportation)	8,344,844
1,109,700	Metropolitan Bank & Trust Co. (Banks)	1,049,548

		9,394,392

Poland – 0.4%
2,953	KRUK SA (Diversified Financials)	246,179
4,441,408	Polskie Gornictwo Naftowe i Gazownictwo SA (Energy)	6,696,853

		6,943,032

Common Stocks – (continued)
Qatar – 0.3%
218,104	Commercial Bank PSQC (The) (Banks)	366,003
468,909	Industries Qatar QSC (Capital Goods)	2,042,542
2,011,990	Masraf Al Rayan QSC (Banks)	2,638,630

		5,047,175

Russia – 3.7%
493,510	Alrosa PJSC (Materials)	871,305
69,105	Magnit PJSC GDR (Food & Staples Retailing)	1,279,825
2,548,190	Moscow Exchange MICEX-RTS PJSC (Diversified Financials)	6,254,866
333,593	Novolipetsk Steel PJSC GDR (Materials)	10,542,607
35,956	Ros Agro plc GDR (Food, Beverage & Tobacco)	597,644
7,639,300	Sberbank of Russia PJSC (Banks)	38,431,742
595,272	Severstal PAO GDR (Materials)	13,613,282

		71,591,271

Saudi Arabia – 0.9%
31,639	Al Rajhi Bank (Banks)	1,169,097
29,849	Mouwasat Medical Services Co. (Health Care Equipment & Services)	1,430,817
358,316	Riyad Bank (Banks)	2,822,853
206,954	Sahara International Petrochemical Co. (Materials)	2,422,160
9,928	Saudi Arabian Mining Co. (Materials)*	215,981
135,633	Saudi Basic Industries Corp. (Materials)	4,674,790
444,559	Saudi Industrial Investment Group (Materials)	4,493,373

		17,229,071

South Africa – 1.6%
806,544	Absa Group Ltd. (Banks)	7,377,953
2,579	Anglo American Platinum Ltd. (Materials)	260,584
215,392	Barloworld Ltd. (Capital Goods)	1,809,011
801,646	Coronation Fund Managers Ltd. (Diversified Financials)	2,656,059
52,752	Distell Group Holdings Ltd. (Food, Beverage & Tobacco)*	632,196
1,270,768	FirstRand Ltd. (Diversified Financials)	4,827,234
52,202	Kumba Iron Ore Ltd. (Materials)(b)	1,588,518
629,196	Momentum Metropolitan Holdings (Insurance)	809,820
133,433	Motus Holdings Ltd. (Retailing)	890,398
144,461	Shoprite Holdings Ltd. (Food & Staples Retailing)	1,716,414
8,554	SPAR Group Ltd. (The) (Food & Staples Retailing)	109,189

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
South Africa – (continued)
908,075	Standard Bank Group Ltd. (Banks)	$8,046,839
260,588	Truworths International Ltd. (Retailing)	919,863
309,318	Vukile Property Fund Ltd. (REIT)	246,789

		31,890,867

South Korea – 15.2%
127,245	Daewoo Engineering & Construction Co. Ltd. (Capital Goods)*	681,259
62,480	Dentium Co. Ltd. (Health Care Equipment & Services)	3,703,781
609,614	DGB Financial Group, Inc. (Banks)	5,401,684
1,064	DI Dong Il Corp. (Consumer Durables & Apparel)	261,732
442,159	Hana Financial Group, Inc. (Banks)	17,049,581
19,101	Hyosung TNC Corp. (Consumer Durables & Apparel)	9,820,137
5,213	Hyundai Engineering & Construction Co. Ltd. (Capital Goods)	225,359
277,106	JB Financial Group Co. Ltd. (Banks)	2,106,559
369,650	KB Financial Group, Inc. (Banks)	17,892,496
680	KCC Corp. (Materials)	194,410
7,826	KCC Glass Corp. (Capital Goods)	404,090
469,252	Kia Corp. (Automobiles & Components)	34,242,412
1,126	Korea Investment Holdings Co. Ltd. (Diversified Financials)	84,215
68,432	Kumho Petrochemical Co. Ltd. (Materials)	10,068,904
43,754	LF Corp. (Consumer Durables & Apparel)	685,665
21,295	LG Chem Ltd. (Materials)	15,280,334
9,117	LG Corp. (Capital Goods)	712,744
283,003	LG Uplus Corp. (Telecommunication Services)	3,482,965
13,655	LIG Nex1 Co. Ltd. (Capital Goods)	547,395
47,648	LOTTE Fine Chemical Co. Ltd. (Materials)	3,478,682
38,279	Meritz Financial Group, Inc. (Diversified Financials)	1,094,904
23,453	Meritz Fire & Marine Insurance Co. Ltd. (Insurance)	557,472
187,411	Meritz Securities Co. Ltd. (Diversified Financials)	748,872
976,448	Mirae Asset Securities Co. Ltd. (Diversified Financials)	7,284,837
284,543	Mirae Asset Securities Co. Ltd. (Preference) (Diversified Financials)(a)	1,180,345
327,852	NH Investment & Securities Co. Ltd. (Diversified Financials)	3,703,006
1,123	Osstem Implant Co. Ltd. (Health Care Equipment & Services)	119,040
33,537	PI Advanced Materials Co. Ltd. (Materials)	1,298,994

Common Stocks – (continued)
South Korea – (continued)
44,222	Samsung C&T Corp. (Capital Goods)	4,329,927
1,634,034	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	97,834,734
217,547	Samsung Electronics Co. Ltd. (Preference) (Technology Hardware & Equipment)(a)	11,951,169
8,303	Samsung SDI Co. Ltd. (Preference) (Technology Hardware & Equipment)(a)	2,691,483
24,038	Samsung Securities Co. Ltd. (Diversified Financials)	977,229
4,775	Shinsegae, Inc. (Retailing)	1,015,701
76,726	SK Telecom Co. Ltd. (Telecommunication Services)	20,316,022
603,951	TK Chemical Corp. (Consumer Durables & Apparel)*	3,598,348
47,417	Tongyang Life Insurance Co. Ltd. (Insurance)	277,438
30,483	Unid Co. Ltd. (Materials)	3,048,282
69,132	Value Added Technology Co. Ltd. (Health Care Equipment & Services)	2,401,310
88,656	Woori Financial Group, Inc. (Banks)	1,007,855
61,982	Yuanta Securities Korea Co. Ltd. (Diversified Financials)	239,378

		292,000,750

Taiwan – 12.0%
165,000	ASE Technology Holding Co. Ltd. (Semiconductors & Semiconductor Equipment)	590,208
1,523,000	Asia Polymer Corp. (Materials)	2,145,000
2,753,000	Brighton-Best International Taiwan, Inc. (Capital Goods)	3,439,630
1,055,000	Capital Securities Corp. (Diversified Financials)	575,815
738,000	Cathay Financial Holding Co. Ltd. (Insurance)	1,538,356
1,419,000	Chailease Holding Co. Ltd. (Diversified Financials)	13,590,548
944,000	China General Plastics Corp. (Materials)	1,261,900
297,000	China Motor Corp. (Automobiles & Components)	739,870
30,000	Cleanaway Co. Ltd. (Commercial & Professional Services)	230,976
793,000	Elite Semiconductor Microelectronics Technology, Inc. (Semiconductors & Semiconductor Equipment)	4,077,560
2,422,000	Evergreen Marine Corp. Taiwan Ltd. (Transportation)	8,716,009

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Taiwan – (continued)
97,000	Far EasTone Telecommunications Co. Ltd. (Telecommunication Services)	$213,442
647,000	FocalTech Systems Co. Ltd. (Semiconductors & Semiconductor Equipment)	3,729,423
2,255,400	Fubon Financial Holding Co. Ltd. (Insurance)	5,961,978
132,000	Global Mixed Mode Technology, Inc. (Semiconductors & Semiconductor Equipment)	1,069,925
571,000	Greatek Electronics, Inc. (Semiconductors & Semiconductor Equipment)	1,636,012
493,000	Himax Technologies, Inc. ADR (Semiconductors & Semiconductor Equipment)(b)	5,206,080
85,000	Holtek Semiconductor, Inc. (Semiconductors & Semiconductor Equipment)	315,906
257,000	King’s Town Bank Co. Ltd. (Banks)	383,748
1,328,000	Lite-On Technology Corp. (Technology Hardware & Equipment)	2,930,605
374,000	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	12,309,349
397,000	Nan Ya Plastics Corp. (Materials)	1,218,338
892,000	Nantex Industry Co. Ltd. (Materials)	2,622,587
2,109,000	Novatek Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	31,632,764
73,000	O-TA Precision Industry Co. Ltd. (Consumer Durables & Apparel)	457,619
1,004,840	President Securities Corp. (Diversified Financials)	818,568
215,000	Realtek Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	3,867,344
344,000	Sitronix Technology Corp. (Semiconductors & Semiconductor Equipment)	3,302,994
45,000	TaiDoc Technology Corp. (Health Care Equipment & Services)	283,186
121,000	Taiwan Mobile Co. Ltd. (Telecommunication Services)	426,789
3,525,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	74,801,589
4,370,000	United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	9,072,012
4,723,500	Wan Hai Lines Ltd. (Transportation)	27,250,322

Common Stocks – (continued)
Taiwan – (continued)
977,000	Winbond Electronics Corp. (Semiconductors & Semiconductor Equipment)	926,336
122,000	Wisdom Marine Lines Co. Ltd. (Transportation)	287,162
358,000	Yang Ming Marine Transport Corp. (Transportation)*	1,249,716
2,811,000	Yuanta Financial Holding Co. Ltd. (Diversified Financials)	2,498,650

		231,378,316

Thailand – 3.0%
4,801,300	Bangkok Chain Hospital PCL (Health Care Equipment & Services)	2,944,111
52,818,000	Chularat Hospital PCL Class F (Health Care Equipment & Services)	6,066,764
6,108,500	Indorama Ventures PCL (Materials)	7,754,217
647,800	Kiatnakin Phatra Bank PCL (Banks)	1,173,579
5,404,200	Precious Shipping PCL (Transportation)	2,959,619
10,864,400	PTT Global Chemical PCL (Materials)	20,561,053
3,152,900	Regional Container Lines PCL (Transportation)	4,173,680
178,700	Siam Cement PCL (The) (Materials)	2,127,209
1,938,100	Siam Commercial Bank PCL (The) (Banks)	7,368,985
2,346,100	SPCG PCL (Utilities)	1,258,512
1,872,600	Sri Trang Agro-Industry PCL (Automobiles & Components)	1,835,531

		58,223,260

Turkey – 1.1%
1,263,524	Aksa Akrilik Kimya Sanayii A/S (Consumer Durables & Apparel)	3,103,420
188,017	Coca-Cola Icecek A/S (Food, Beverage & Tobacco)	1,660,921
364,315	Enka Insaat ve Sanayi A/S (Capital Goods)	420,671
102,009	Ford Otomotiv Sanayi A/S (Automobiles & Components)	1,969,302
145,433	Logo Yazilim Sanayi ve Ticaret A/S (Software & Services)	642,906
6,839,525	Turk Telekomunikasyon A/S (Telecommunication Services)	5,356,940
397,458	Turk Traktor ve Ziraat Makineleri A/S (Capital Goods)	6,839,552
1,224,895	Turkcell Iletisim Hizmetleri A/S (Telecommunication Services)	1,948,060

		21,941,772

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
United Arab Emirates – 0.1%
751,435	Abu Dhabi Islamic Bank PJSC (Banks)	$1,196,427

United States – 0.1%
232,200	JBS SA (Food, Beverage & Tobacco)	1,606,614

TOTAL COMMON STOCKS
(Cost $1,771,228,195)		$1,878,147,299

Shares	Dividend Rate	Value

Investment Company(d) – 0.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,812,123	0.026%	$1,812,123
(Cost $1,812,123)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,773,040,318)		$1,879,959,422

Securities Lending Reinvestment Vehicle(d) – 0.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
16,271,799	0.026%	$16,271,799
(Cost $16,271,799)

TOTAL INVESTMENTS – 98.4%
(Cost $1,789,312,117)		$1,896,231,221

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%		30,270,204

NET ASSETS – 100.0%		$1,926,501,425

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.

(a)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

(b)	All or a portion of security is on loan.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(d)	Represents an Affiliated Issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
MSCI Emerging Markets E-Mini Index	517	12/17/2021	$32,622,700	$367,755

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments

October 31, 2021

Shares	Description	Value

Common Stocks – 97.3%
Australia – 7.0%
891,537	Australia & New Zealand Banking Group Ltd. (Banks)	$18,972,339
835,758	BHP Group plc (Materials)	22,073,671
251,787	Charter Hall Group (REIT)	3,303,425
302,141	Commonwealth Bank of Australia (Banks)	23,948,371
63,086	Domino’s Pizza Enterprises Ltd. (Consumer Services)	6,471,243
183,517	Endeavour Group Ltd. (Food & Staples Retailing)	942,997
1,947,434	Glencore plc (Materials)*	9,738,299
73,762	Goodman Group (REIT)	1,221,269
412,714	Mineral Resources Ltd. (Materials)	12,133,090
108,467	Premier Investments Ltd. (Retailing)	2,517,317
376,514	Rio Tinto plc ADR (Materials)(a)(b)	23,822,041
278,166	Sonic Healthcare Ltd. (Health Care Equipment & Services)	8,440,806
5,430,041	Telstra Corp. Ltd. (Telecommunication Services)	15,695,423
1,810,802	Treasury Wine Estates Ltd. (Food, Beverage & Tobacco)	15,800,208
442,015	Woolworths Group Ltd. (Food & Staples Retailing)	12,732,160

		177,812,659

Austria – 0.2%
12,077	BAWAG Group AG (Banks)(c)	759,586
72,264	Erste Group Bank AG (Banks)	3,099,093

		3,858,679

Belgium – 0.1%
9,435	D’ieteren Group (Retailing)	1,626,824

Brazil – 0.3%
159,682	Yara International ASA (Materials)	8,345,441

China – 0.3%
2,029,800	Chow Tai Fook Jewellery Group Ltd. (Retailing)	4,139,981
843,000	SITC International Holdings Co. Ltd. (Transportation)	2,849,208

		6,989,189

Denmark – 2.9%
1,794	AP Moller – Maersk A/S Class A (Transportation)	4,925,713
6,864	AP Moller – Maersk A/S Class B (Transportation)	19,891,517
12,859	Dfds A/S (Transportation)*	665,431
438,700	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	48,105,610

		73,588,271

Common Stocks – (continued)
Finland – 1.6%
524,018	Kesko OYJ Class B (Food & Staples Retailing)	17,053,905
1,108,024	Nokia OYJ (Technology Hardware & Equipment)*	6,359,515
965,170	Nordea Bank Abp (Banks)	11,820,263
67,003	Sampo OYJ Class A (Insurance)	3,561,969
53,146	TietoEVRY OYJ (Software & Services)	1,629,845

		40,425,497

France – 11.8%
121,238	Arkema SA (Materials)	16,584,642
770,098	AXA SA (Insurance)	22,404,456
36,945	Capgemini SE (Software & Services)	8,614,209
293,603	Cie de Saint-Gobain (Capital Goods)	20,262,295
311,878	Dassault Systemes SE (Software & Services)	18,212,870
8,883	Eiffage SA (Capital Goods)	914,284
435,295	Electricite de France SA (Utilities)	6,415,362
1,411,304	Engie SA (Utilities)	20,076,014
33,802	Gecina SA (REIT)	4,730,211
32,249	Kering SA (Consumer Durables & Apparel)	24,204,002
95,703	Legrand SA (Capital Goods)	10,440,253
13,358	L’Oreal SA (Household & Personal Products)	6,110,681
62,479	LVMH Moet Hennessy Louis Vuitton SE (Consumer Durables & Apparel)	48,991,137
4,921	Nexans SA (Capital Goods)	493,742
88,065	Pernod Ricard SA (Food, Beverage & Tobacco)	20,260,261
269,861	Publicis Groupe SA (Media & Entertainment)	18,116,698
841,142	Rexel SA (Capital Goods)*	16,718,710
34,555	Sartorius Stedim Biotech (Pharmaceuticals, Biotechnology & Life Sciences)	19,045,722
561,173	Societe Generale SA (Banks)	18,745,397
5,284	Trigano SA (Automobiles & Components)	991,877

		302,332,823

Germany – 11.5%
376,782	BASF SE (Materials)	27,118,381
211,175	Bayerische Motoren Werke AG (Automobiles & Components)	21,336,286
202,481	Brenntag SE (Capital Goods)	19,263,708
230,463	Covestro AG (Materials)(c)	14,758,546
522,654	Deutsche Bank AG (Registered) (Diversified Financials)*	6,713,657
480,126	Deutsche Post AG (Registered) (Transportation)	29,723,176
146,763	Deutsche Telekom AG (Registered) (Telecommunication Services)	2,729,374

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)
40,148	DWS Group GmbH & Co. KGaA (Diversified Financials)(c)	$1,736,624
1,660,290	E.ON SE (Utilities)	21,052,167
70,816	Gerresheimer AG (Pharmaceuticals, Biotechnology & Life Sciences)	6,497,557
3,049	Hapag-Lloyd AG (Transportation)(c)	656,012
73,932	HelloFresh SE (Retailing)*	5,991,369
202,944	Henkel AG & Co. KGaA (Preference) (Household & Personal Products)(d)	18,181,250
425,653	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	19,933,908
115,055	Merck KGaA (Pharmaceuticals, Biotechnology & Life Sciences)	27,190,369
19,710	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered) (Insurance)	5,835,867
51,305	Rheinmetall AG (Capital Goods)	4,977,968
124,397	SAP SE (Software & Services)	18,014,076
264,551	Siemens Healthineers AG (Health Care Equipment & Services)(c)	17,594,215
105,247	Volkswagen AG (Preference) (Automobiles & Components)(d)	23,620,747

		292,925,257

Hong Kong – 1.1%
1,460,600	AIA Group Ltd. (Insurance)	16,368,961
201,800	ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)	2,183,559
224,200	Link REIT (REIT)	1,986,286
482,000	Sun Hung Kai Properties Ltd. (Real Estate)	6,390,517

		26,929,323

Ireland – 0.3%
46,218	Flutter Entertainment plc (Consumer Services)*	8,721,659

Israel – 0.2%
256,249	Plus500 Ltd. (Diversified Financials)	4,613,261

Italy – 0.7%
325,636	Azimut Holding SpA (Diversified Financials)	9,377,766
143,832	Banca Mediolanum SpA (Diversified Financials)	1,449,411
498,509	Banco BPM SpA (Banks)	1,550,260
113,118	BFF Bank SpA (Diversified Financials)(c)	1,012,863
25,070	Reply SpA (Software & Services)	4,866,172

		18,256,472

Japan – 26.0%
65,800	Advantest Corp. (Semiconductors & Semiconductor Equipment)	5,394,806

Common Stocks – (continued)
Japan – (continued)
223,000	Aeon Co. Ltd. (Food & Staples Retailing)	5,130,037
1,471,100	Amada Co. Ltd. (Capital Goods)	14,533,688
28,600	Aozora Bank Ltd. (Banks)	654,225
477,200	Canon, Inc. (Technology Hardware & Equipment)	10,851,229
279,100	Casio Computer Co. Ltd. (Consumer Durables & Apparel)	3,949,575
287,500	CyberAgent, Inc. (Media & Entertainment)	4,817,219
9,200	Daito Trust Construction Co. Ltd. (Real Estate)	1,140,654
552,900	Daiwa House Industry Co. Ltd. (Real Estate)	18,240,281
1,557,800	Daiwa Securities Group, Inc. (Diversified Financials)	8,751,955
324,000	Dentsu Group, Inc. (Media & Entertainment)	11,840,164
22,800	Disco Corp. (Semiconductors & Semiconductor Equipment)	6,146,826
9,900	Ebara Corp. (Capital Goods)	540,212
1,635,300	ENEOS Holdings, Inc. (Energy)	6,593,940
79,300	Fujitsu Ltd. (Software & Services)	13,705,400
47,900	Hoya Corp. (Health Care Equipment & Services)	7,051,290
105,700	Iida Group Holdings Co. Ltd. (Consumer Durables & Apparel)	2,605,982
919,300	Isuzu Motors Ltd. (Automobiles & Components)	12,367,165
243,900	ITOCHU Corp. (Capital Goods)	6,956,240
234,800	Kansai Electric Power Co., Inc. (The) (Utilities)	2,161,830
340,700	Kao Corp. (Household & Personal Products)	19,272,741
41,800	KDDI Corp. (Telecommunication Services)	1,278,244
735,700	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	12,805,481
122,200	Konami Holdings Corp. (Media & Entertainment)	6,724,736
25,500	Marui Group Co. Ltd. (Retailing)	500,405
1,070,200	Mazda Motor Corp. (Automobiles & Components)*	9,625,670
170,700	MINEBEA MITSUMI, Inc. (Capital Goods)	4,321,619
116,600	Mitsubishi Estate Co. Ltd. (Real Estate)	1,771,969
3,067,800	Mitsubishi HC Capital, Inc. (Diversified Financials)	15,382,565
970,300	Mitsui & Co. Ltd. (Capital Goods)	22,204,844
68,000	Mitsui Chemicals, Inc. (Materials)	2,021,901
265,800	Mitsui OSK Lines Ltd. (Transportation)	16,759,085
1,187,400	Mizuho Financial Group, Inc. (Banks)	15,671,279

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
132,400	MS&AD Insurance Group Holdings, Inc. (Insurance)	$4,277,494
325,300	NEC Corp. (Software & Services)	16,656,023
884,700	NGK Insulators Ltd. (Capital Goods)	14,731,279
34,600	Nippon Electric Glass Co. Ltd. (Technology Hardware & Equipment)	883,440
24,000	Nippon Express Co. Ltd. (Transportation)	1,502,268
460,900	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	12,913,931
276,100	Nippon Yusen KK (Transportation)	19,895,014
1,042,700	Nissan Motor Co. Ltd. (Automobiles & Components)*	5,307,198
103,600	Nitto Denko Corp. (Materials)	8,095,321
3,638,100	Nomura Holdings, Inc. (Diversified Financials)	17,326,515
33,800	Nomura Real Estate Holdings, Inc. (Real Estate)	824,023
106,700	Nomura Research Institute Ltd. (Software & Services)	4,271,635
1,059,800	NTT Data Corp. (Software & Services)	21,260,464
195,900	Olympus Corp. (Health Care Equipment & Services)	4,243,790
22,500	Oracle Corp. Japan (Software & Services)	2,129,052
5,100	Oriental Land Co. Ltd. (Consumer Services)	805,493
1,102,900	ORIX Corp. (Diversified Financials)	21,921,579
23,000	Persol Holdings Co. Ltd. (Commercial & Professional Services)	618,209
817,800	Renesas Electronics Corp. (Semiconductors & Semiconductor Equipment)*	10,060,109
1,165,500	Ricoh Co. Ltd. (Technology Hardware & Equipment)	11,349,453
27,900	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	2,551,108
16,100	Sawai Group Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	710,240
188,900	SBI Holdings, Inc. (Diversified Financials)	4,896,187
12,300	SCREEN Holdings Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,143,276
833,600	Sekisui House Ltd. (Consumer Durables & Apparel)	17,331,196
469,900	Showa Denko KK (Materials)	11,785,107
341,000	SoftBank Group Corp. (Telecommunication Services)	18,460,855
1,295,400	Sumitomo Corp. (Capital Goods)	18,459,016

Common Stocks – (continued)
Japan – (continued)
539,500	Sumitomo Dainippon Pharma Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	7,629,376
293,200	Sumitomo Forestry Co. Ltd. (Consumer Durables & Apparel)	5,600,400
29,000	Sumitomo Heavy Industries Ltd. (Capital Goods)	746,620
662,600	Sumitomo Mitsui Financial Group, Inc. (Banks)	21,501,142
326,400	Suntory Beverage & Food Ltd. (Food, Beverage & Tobacco)	12,665,113
300,800	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	8,442,202
60,900	TIS, Inc. (Software & Services)	1,659,091
397,100	Tokio Marine Holdings, Inc. (Insurance)	20,915,273
201,800	Tokyo Gas Co. Ltd. (Utilities)	3,501,823
158,400	Tokyo Seimitsu Co. Ltd. (Semiconductors & Semiconductor Equipment)	6,449,422
784,000	Tosoh Corp. (Materials)	13,203,363
105,000	Toyota Motor Corp. (Automobiles & Components)	1,852,637
166,300	Toyota Tsusho Corp. (Capital Goods)	7,213,464
89,500	Trend Micro, Inc. (Software & Services)	5,058,575
73,900	Ulvac, Inc. (Semiconductors & Semiconductor Equipment)	4,146,160
54,000	USS Co. Ltd. (Retailing)	870,388
553,600	Yamaha Motor Co. Ltd. (Automobiles & Components)	15,430,946

		663,068,527

Luxembourg – 0.8%
177,621	Eurofins Scientific SE (Pharmaceuticals, Biotechnology & Life Sciences)	20,961,944

Netherlands – 5.9%
58,009	ASM International NV (Semiconductors & Semiconductor Equipment)	26,253,985
67,773	ASML Holding NV (Semiconductors & Semiconductor Equipment)	55,092,690
104,420	Flow Traders (Diversified Financials)(c)	3,544,031
662,453	Koninklijke Ahold Delhaize NV (Food & Staples Retailing)	21,551,229
37,494	OCI NV (Materials)*	1,062,899
1,003,940	PostNL NV (Transportation)	4,357,224
147,101	Randstad NV (Commercial & Professional Services)	10,568,833
649,099	Royal Dutch Shell plc Class A (Energy)	14,955,921

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Netherlands – (continued)
151,844	Royal Dutch Shell plc Class B ADR (Energy)	$6,960,529
129,944	Signify NV (Capital Goods)(c)	6,296,619

		150,643,960

New Zealand – 0.0%
149,768	Fletcher Building Ltd. (Capital Goods)	770,304

Norway – 1.9%
394,423	Aker BP ASA (Energy)	15,134,770
650,461	Golden Ocean Group Ltd. (Transportation)	5,882,905
2,800,239	Norsk Hydro ASA (Materials)	20,569,070
701,595	Orkla ASA (Food, Beverage & Tobacco)	6,824,005

		48,410,750

Portugal – 0.4%
898,780	Galp Energia SGPS SA (Energy)	9,336,476

Singapore – 0.2%
715,600	Oversea-Chinese Banking Corp. Ltd. (Banks)	6,255,657

South Africa – 1.0%
662,813	Anglo American plc (Materials)	25,215,398

Spain – 1.0%
626,295	Acerinox SA (Materials)	8,719,484
1,363,176	Banco de Sabadell SA (Banks)*	1,097,082
1,035,991	Bankinter SA (Banks)	5,704,182
332,902	Grifols SA (Pharmaceuticals, Biotechnology & Life Sciences)	7,617,803
11,876	Laboratorios Farmaceuticos Rovi SA (Pharmaceuticals, Biotechnology & Life Sciences)	831,957
220,971	Repsol SA (Energy)	2,830,315

		26,800,823

Sweden – 5.0%
43,870	Boliden AB (Materials)	1,546,602
305,998	Getinge AB Class B (Health Care Equipment & Services)	13,693,976
37,589	Industrivarden AB Class A (Diversified Financials)	1,239,994
430,386	Investor AB Class A (Diversified Financials)	9,957,220
712,060	Investor AB Class B (Diversified Financials)	16,430,033
77,933	Kinnevik AB Class B (Diversified Financials)*	3,058,934
346,670	Lundin Energy AB (Energy)	13,691,187
774,494	Sandvik AB (Capital Goods)	19,640,172
680,586	SSAB AB Class B (Materials)*	3,401,677
289,241	Svenska Handelsbanken AB Class A (Banks)	3,315,379

Common Stocks – (continued)
Sweden – (continued)
854,554	Swedbank AB Class A (Banks)(b)	18,534,169
926,292	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)	10,110,855
595,667	Volvo AB Class B (Capital Goods)	13,890,450

		128,510,648

Switzerland – 7.3%
697,829	ABB Ltd. (Registered) (Capital Goods)	23,086,440
305,092	Adecco Group AG (Registered) (Commercial & Professional Services)	15,370,553
8,824	Bachem Holding AG (Registered) Class B (Pharmaceuticals, Biotechnology & Life Sciences)	7,102,958
5,395	Baloise Holding AG (Registered) (Insurance)	859,748
53,919	Kuehne + Nagel International AG (Registered) (Transportation)	16,981,816
21,751	Lonza Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	17,874,981
133,946	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	51,889,903
1,613	Siegfried Holding AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	1,551,452
26,399	Swatch Group AG (The) (Consumer Durables & Apparel)	7,266,185
30,393	Tecan Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	18,621,871
1,417,109	UBS Group AG (Registered) (Diversified Financials)	25,795,194

		186,401,101

Ukraine – 0.0%
210,344	Ferrexpo plc (Materials)	897,305

United Kingdom – 7.3%
182,597	3i Group plc (Diversified Financials)	3,410,001
3,245,186	Aviva plc (Insurance)	17,510,761
102,634	Bellway plc (Consumer Durables & Apparel)	4,656,902
748,543	British American Tobacco plc (Food, Beverage & Tobacco)	26,037,623
2,151,000	CK Hutchison Holdings Ltd. (Capital Goods)	14,421,213
129,482	IG Group Holdings plc (Diversified Financials)	1,406,103
843,330	Imperial Brands plc (Food, Beverage & Tobacco)	17,795,249
99,562	InterContinental Hotels Group plc (Consumer Services)*	6,974,028

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2021

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
13,205	Intertek Group plc (Commercial & Professional Services)	$884,311
7,831,421	ITV plc (Media & Entertainment)*	11,526,280
460,452	JD Sports Fashion plc (Retailing)	6,862,985
1,761,491	Legal & General Group plc (Insurance)	6,946,937
803,635	Man Group plc (Diversified Financials)	2,559,269
901,314	Melrose Industries plc (Capital Goods)	1,944,625
151,700	Next plc (Retailing)	16,533,699
134,410	Persimmon plc (Consumer Durables & Apparel)	5,007,890
377,671	Prudential plc (Insurance)	7,707,488
80,123	Spectris plc (Technology Hardware & Equipment)	4,122,498
198,600	Tate & Lyle plc (Food, Beverage & Tobacco)	1,761,769
3,298,165	Taylor Wimpey plc (Consumer Durables & Apparel)	6,978,287
1,350,471	Vodafone Group plc ADR (Telecommunication Services)	20,189,541

		185,237,459

United States – 2.5%
21,945	Ferguson plc (Capital Goods)	3,301,920
174,367	QIAGEN NV (Pharmaceuticals, Biotechnology & Life Sciences)*	9,592,633
173,256	Schneider Electric SE (Capital Goods)	29,872,484
1,090,445	Stellantis NV (Automobiles & Components)	21,770,142

		64,537,179

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $2,209,504,537)		$2,483,472,886

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(e) – 1.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
30,644,800	0.026%	$30,644,800
(Cost $30,644,800)

TOTAL INVESTMENTS – 98.5%
(Cost $2,240,149,337)		$2,514,117,686

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.5%		37,054,868

NET ASSETS – 100.0%		$2,551,172,554

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.

(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(b)	All or a portion of security is on loan.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(d)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

(e)	Represents an Affiliated Issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At October 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
EURO STOXX 50 Index	485	12/17/2021	$23,755,164	$321,539
FTSE 100 Index	88	12/17/2021	8,700,037	200,911
Hang Seng Index	13	11/29/2021	2,113,952	(65,961)
MSCI Singapore Index	26	11/29/2021	709,529	(3,455)
SPI 200 Index	28	12/16/2021	3,833,466	(45,154)
TOPIX Index	70	12/09/2021	12,237,333	(413,626)

Total Futures Contracts				$(5,746)

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments

October 31, 2021

Shares	Description	Value

Common Stocks – 96.9%
Australia – 9.4%
1,177,675	ALS Ltd. (Commercial & Professional Services)	$11,811,841
26,300,067	AMP Ltd. (Diversified Financials)*	21,517,402
170,322	AUB Group Ltd. (Insurance)	2,807,133
35,117	Australian Ethical Investment Ltd. (Diversified Financials)	362,893
2,863,563	Bega Cheese Ltd. (Food, Beverage & Tobacco)	11,729,072
999,915	Bendigo & Adelaide Bank Ltd. (Banks)	7,003,314
573,126	BWP Trust (REIT)	1,836,253
99,118	carsales.com Ltd. (Media & Entertainment)	1,854,909
4,206,537	Centuria Capital Group (REIT)	10,223,484
2,671,939	Centuria Industrial REIT (REIT)	7,369,945
175,173	Challenger Ltd. (Diversified Financials)	920,153
828,434	Champion Iron Ltd. (Materials)*	2,767,180
3,163,917	Charter Hall Group (REIT)	41,510,328
141,277	Charter Hall Retail REIT (REIT)	438,292
920,708	Charter Hall Social Infrastructure REIT (REIT)	2,649,744
316,550	Codan Ltd. (Technology Hardware & Equipment)	2,413,847
2,547,650	CSR Ltd. (Materials)	11,436,902
1,581,090	Data#3 Ltd. (Software & Services)	6,775,808
1,048,622	Downer EDI Ltd. (Commercial & Professional Services)	5,013,621
37,868	Eagers Automotive Ltd. (Retailing)	425,459
51,941	Elders Ltd. (Food, Beverage & Tobacco)	471,869
1,044,475	Genworth Mortgage Insurance Australia Ltd. (Banks)	1,814,510
920,883	GrainCorp Ltd. Class A (Food & Staples Retailing)	4,376,596
1,841,030	IGO Ltd. (Materials)	13,481,531
3,568,394	Iluka Resources Ltd. (Materials)	25,458,353
2,202,800	Ingenia Communities Group (REIT)	10,891,074
2,914,889	Inghams Group Ltd. (Food, Beverage & Tobacco)	8,176,468
7,943	Lovisa Holdings Ltd. (Retailing)	130,925
38,641	McMillan Shakespeare Ltd. (Commercial & Professional Services)	399,828
5,992,527	Metcash Ltd. (Food & Staples Retailing)	18,468,743
1,310,934	Mineral Resources Ltd. (Materials)	38,539,230
735,932	Pendal Group Ltd. (Diversified Financials)	3,722,346
541,075	Perpetual Ltd. (Diversified Financials)	15,465,312
1,037,951	Pinnacle Investment Management Group Ltd. (Diversified Financials)	13,499,547
988,321	Premier Investments Ltd. (Retailing)	22,937,086

Common Stocks – (continued)
Australia – (continued)
150,984	Pro Medicus Ltd. (Health Care Equipment & Services)	6,097,255
2,756,095	Sandfire Resources Ltd. (Materials)	11,609,761
496,772	SeaLink Travel Group Ltd. (Transportation)*	2,752,118
353,956	Super Retail Group Ltd. (Retailing)	3,472,436
1,925,614	Uniti Group Ltd. (Telecommunication Services)*	5,934,592
42,094	Worley Ltd. (Energy)	345,853
149,174	Zip Co. Ltd. (Diversified Financials)*	737,267

		359,650,280

Austria – 0.2%
100,531	BAWAG Group AG (Banks)(a)	6,322,923
32,862	Oesterreichische Post AG (Transportation)(b)	1,386,579
13,558	Semperit AG Holding (Capital Goods)	456,869
11,434	Zumtobel Group AG (Capital Goods)	117,638

		8,284,009

Belgium – 2.0%
8,864	Ackermans & van Haaren NV (Diversified Financials)	1,524,308
263,048	Bekaert SA (Materials)	11,521,958
195,619	D’ieteren Group (Retailing)	33,729,481
61,954	Melexis NV (Semiconductors & Semiconductor Equipment)	7,145,556
495,382	Warehouses De Pauw CVA (REIT)	22,557,984

		76,479,287

China – 0.2%
92,000	Kerry Logistics Network Ltd. (Transportation)	223,482
454,000	VSTECS Holdings Ltd. (Technology Hardware & Equipment)	428,438
10,274,110	Yanlord Land Group Ltd. (Real Estate)	8,541,146

		9,193,066

Denmark – 1.4%
131,657	Chemometec A/S (Pharmaceuticals, Biotechnology & Life Sciences)	19,964,063
330,611	D/S Norden A/S (Transportation)	7,978,848
220,902	Dfds A/S (Transportation)*	11,431,292
2,642	Per Aarsleff Holding A/S (Capital Goods)	113,932
38,746	Royal Unibrew A/S (Food, Beverage & Tobacco)	4,813,238

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Denmark – (continued)
306,720	Scandinavian Tobacco Group A/S Class A (Food, Beverage & Tobacco)(a)	$6,892,263
103,803	Sydbank A/S (Banks)	3,567,203

		54,760,839

Finland – 1.4%
885,098	TietoEVRY OYJ (Software & Services)	27,143,576
650,990	Tokmanni Group Corp. (Retailing)	14,811,893
393,512	Uponor OYJ (Capital Goods)	9,612,060

		51,567,529

France – 3.2%
79,385	Alten SA (Software & Services)	12,792,128
947,148	Coface SA (Insurance)	13,542,144
956,026	Derichebourg SA (Commercial & Professional Services)*	10,879,855
13,695	Eramet SA (Materials)*	1,144,493
110,071	IPSOS (Media & Entertainment)	5,158,758
124,960	Mercialys SA (REIT)	1,357,465
2,570	Mersen SA (Capital Goods)	96,412
251,161	Nexans SA (Capital Goods)	25,199,889
241,526	Nexity SA (Real Estate)	11,041,894
83,157	Quadient SA (Technology Hardware & Equipment)	1,988,025
1,477,486	Rexel SA (Capital Goods)*	29,366,812
1,414	Sopra Steria Group SACA (Software & Services)	278,018
43,174	Trigano SA (Automobiles & Components)	8,104,331
1,955	Virbac SA (Pharmaceuticals, Biotechnology & Life Sciences)	990,897

		121,941,121

Georgia – 0.0%
6,808	Bank of Georgia Group plc (Banks)	141,282

Germany – 4.4%
115,242	AURELIUS Equity Opportunities SE & Co. KGaA (Diversified Financials)	3,336,069
98,200	Bilfinger SE (Commercial & Professional Services)	3,451,231
53,686	CANCOM SE (Software & Services)	3,711,581
99,401	Deutz AG (Capital Goods)*	833,134
162,534	ElringKlinger AG (Automobiles & Components)*	2,296,207
34,195	Encavis AG (Utilities)	716,588
149,982	Freenet AG (Telecommunication Services)	3,862,823
371,417	Gerresheimer AG (Pharmaceuticals, Biotechnology & Life Sciences)	34,078,499

Common Stocks – (continued)
Germany – (continued)
97,349	HUGO BOSS AG (Consumer Durables & Apparel)	6,095,726
186,540	Jungheinrich AG (Preference) (Capital Goods)(c)	9,459,921
7,960	K+S AG (Registered) (Materials)*	137,169
1,836,828	Kloeckner & Co. SE (Capital Goods)*	24,678,839
878,963	METRO AG (Food & Staples Retailing)	11,111,089
575,171	ProSiebenSat.1 Media SE (Media & Entertainment)	9,634,547
228,470	Rheinmetall AG (Capital Goods)	22,167,749
747,342	TUI AG (Consumer Services)*	2,502,687
9,506	Varta AG (Capital Goods)(b)	1,464,945
163,560	Wacker Chemie AG (Materials)	29,556,433

		169,095,237

Guernsey – 0.0%
330,807	BMO Commercial Property Trust Ltd. (REIT)	463,591

Hong Kong – 1.8%
2,586,100	ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)	27,982,666
1,373,600	Bank of East Asia Ltd. (The) (Banks)	2,255,822
2,816,000	Fortune REIT (REIT)	2,920,898
2,004,000	Hang Lung Group Ltd. (Real Estate)	4,692,470
103,000	Hysan Development Co. Ltd. (Real Estate)	358,094
8,331,000	K Wah International Holdings Ltd. (Real Estate)	3,332,521
577,500	Kerry Properties Ltd. (Real Estate)	1,632,420
1,229,000	Luk Fook Holdings International Ltd. (Retailing)	3,349,498
37,383,000	Pacific Basin Shipping Ltd. (Transportation)	17,252,507
599,000	Sun Hung Kai & Co. Ltd. (Diversified Financials)	311,799
5,188,000	United Laboratories International Holdings Ltd. (The) (Pharmaceuticals, Biotechnology & Life Sciences)	3,287,300

		67,375,995

Ireland – 0.0%
754,819	Hibernia REIT plc (REIT)	1,099,439

Israel – 0.6%
1,328,076	Plus500 Ltd. (Diversified Financials)	23,909,407
71,652	Tremor International Ltd. (Media & Entertainment)*	666,803

		24,576,210

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Italy – 4.3%
44,283	ACEA SpA (Utilities)	$960,346
591,077	Anima Holding SpA (Diversified Financials)(a)	3,140,655
1,055,475	Azimut Holding SpA (Diversified Financials)	30,395,893
487,905	Banca Generali SpA (Diversified Financials)*	22,953,360
352,039	Banca IFIS SpA (Diversified Financials)	6,509,776
526,896	Banca Mediolanum SpA (Diversified Financials)	5,309,590
112,619	Banca Popolare di Sondrio SCPA (Banks)	489,388
6,964,758	Banco BPM SpA (Banks)	21,658,960
1,785,070	BFF Bank SpA (Diversified Financials)(a)	15,983,591
251,948	Biesse SpA (Capital Goods)*	7,798,767
587,949	BPER Banca (Banks)	1,289,118
136,235	El.En. SpA (Health Care Equipment & Services)	2,724,536
15,595	ERG SpA (Utilities)	563,353
841,189	Hera SpA (Utilities)	3,441,511
64,783	Illimity Bank SpA (Banks)*	1,022,539
575,047	Piaggio & C SpA (Automobiles & Components)	1,927,754
174,326	Reply SpA (Software & Services)	33,837,268
77,907	Unipol Gruppo SpA (Insurance)	447,450
1,036,867	Webuild SpA (Capital Goods)(b)	2,566,899

		163,020,754

Japan – 29.8%
27,200	Aica Kogyo Co. Ltd. (Capital Goods)	833,702
553,900	Air Water, Inc. (Materials)	8,474,720
30,300	Alpen Co. Ltd. (Retailing)	739,091
3,630,000	Amada Co. Ltd. (Capital Goods)	35,862,477
1,017,300	Aozora Bank Ltd. (Banks)	23,270,731
989,500	Autobacs Seven Co. Ltd. (Retailing)	12,797,663
15,600	BML, Inc. (Health Care Equipment & Services)	548,337
51,300	Canon Marketing Japan, Inc. (Technology Hardware & Equipment)	1,016,270
58,500	Central Glass Co. Ltd. (Capital Goods)	1,089,365
4,677,700	Citizen Watch Co. Ltd. (Technology Hardware & Equipment)	20,399,747
28,900	Coca-Cola Bottlers Japan Holdings, Inc. (Food, Beverage & Tobacco)	397,709
660	Comforia Residential REIT, Inc. (REIT)	1,922,527
88,400	Credit Saison Co. Ltd. (Diversified Financials)	1,083,759
28,400	Daicel Corp. (Materials)	212,638
151,600	Daido Steel Co. Ltd. (Materials)	5,808,225

Common Stocks – (continued)
Japan – (continued)
14,700	Daihen Corp. (Capital Goods)	613,599
25,200	Daiichi Jitsugyo Co. Ltd. (Capital Goods)	1,172,166
119,500	Daiseki Co. Ltd. (Commercial & Professional Services)	5,577,875
754	Daiwa Office Investment Corp. (REIT)	4,866,992
53,100	DeNA Co. Ltd. (Media & Entertainment)	980,873
474,700	Dexerials Corp. (Technology Hardware & Equipment)	9,602,825
529,700	DIC Corp. (Materials)	14,024,743
71,600	Digital Garage, Inc. (Software & Services)	3,344,724
163,700	Doshisha Co. Ltd. (Retailing)	2,564,947
202,800	Dowa Holdings Co. Ltd. (Materials)	8,469,726
140,700	DTS Corp. (Software & Services)	3,121,948
25,300	Eagle Industry Co. Ltd. (Automobiles & Components)	270,245
48,200	Ebara Corp. (Capital Goods)	2,630,124
16,200	Eizo Corp. (Technology Hardware & Equipment)	619,551
17,000	EXEO Group, Inc. (Capital Goods)	392,940
511,900	Ferrotec Holdings Corp. (Semiconductors & Semiconductor Equipment)	17,171,457
1,377,300	Financial Products Group Co. Ltd. (Diversified Financials)	7,971,844
482,000	Fuji Corp. (Capital Goods)	11,243,164
7,900	Fuji Kyuko Co. Ltd. (Consumer Services)	318,266
74,500	Fujibo Holdings, Inc. (Consumer Durables & Apparel)	2,702,047
197,700	Furukawa Electric Co. Ltd. (Capital Goods)	4,325,893
230,400	Future Corp. (Software & Services)	6,738,558
252,800	Gakken Holdings Co. Ltd. (Media & Entertainment)	2,474,679
5,619	Global One Real Estate Investment Corp. (REIT)	5,787,465
42,800	GS Yuasa Corp. (Capital Goods)	931,741
1,171,400	Gunma Bank Ltd. (The) (Banks)	3,616,451
51,900	Gunze Ltd. (Consumer Durables & Apparel)	2,000,340
186,200	H.U. Group Holdings, Inc. (Health Care Equipment & Services)	4,591,928
74,800	Hachijuni Bank Ltd. (The) (Banks)	249,996
66,600	Hanwa Co. Ltd. (Capital Goods)	2,000,567
52,600	Heiwa Corp. (Consumer Durables & Apparel)	937,914
86,300	Heiwa Real Estate Co. Ltd. (Real Estate)	2,724,579
2,390	Heiwa Real Estate REIT, Inc. (REIT)	3,336,817
27,700	Idec Corp. (Capital Goods)	587,048
621,200	IDOM, Inc. (Retailing)	4,254,724

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
200,400	Inabata & Co. Ltd. (Capital Goods)	$2,966,668
1,104,700	J Front Retailing Co. Ltd. (Retailing)	10,239,376
183,600	JAC Recruitment Co. Ltd. (Commercial & Professional Services)	3,602,319
222,200	JAFCO Group Co. Ltd. (Diversified Financials)	14,077,974
208,200	Japan Aviation Electronics Industry Ltd. (Technology Hardware & Equipment)	3,452,123
1,418	Japan Logistics Fund, Inc. (REIT)	4,236,271
19,200	Japan Petroleum Exploration Co. Ltd. (Energy)	349,396
483	Japan Prime Realty Investment Corp. (REIT)	1,771,600
10,800	JM Holdings Co. Ltd. (Food & Staples Retailing)	177,276
16,400	Kaga Electronics Co. Ltd. (Technology Hardware & Equipment)	450,787
48,400	Kamigumi Co. Ltd. (Transportation)	974,532
239,500	Kaneka Corp. (Materials)	9,184,567
938,800	Kanematsu Corp. (Capital Goods)	10,902,461
17,400	Kanematsu Electronics Ltd. (Software & Services)	568,309
1,473	Kenedix Office Investment Corp. (REIT)	9,326,657
2,787	Kenedix Retail REIT Corp. (REIT)	7,111,172
28,700	Kewpie Corp. (Food, Beverage & Tobacco)	629,516
45,300	Koa Corp. (Technology Hardware & Equipment)	612,378
635,200	Kobe Steel Ltd. (Materials)	3,732,049
214,300	Kokuyo Co. Ltd. (Commercial & Professional Services)	3,261,404
400,100	Kuraray Co. Ltd. (Materials)	3,620,529
163,200	Kyokuto Kaihatsu Kogyo Co. Ltd. (Capital Goods)	2,230,433
90,700	Lintec Corp. (Materials)	2,024,738
556,200	Macnica Fuji Electronics Holdings, Inc. (Technology Hardware & Equipment)	13,076,078
268,600	Makino Milling Machine Co. Ltd. (Capital Goods)	9,663,716
1,355,000	Marui Group Co. Ltd. (Retailing)	26,590,134
5,400	Matsuda Sangyo Co. Ltd. (Commercial & Professional Services)	161,344
87,900	Matsui Securities Co. Ltd. (Diversified Financials)	630,598
306,200	Maxell Ltd. (Technology Hardware & Equipment)	3,684,585
17,900	Milbon Co. Ltd. (Household & Personal Products)	1,071,745
397,200	Mitsubishi Logistics Corp. (Transportation)	11,091,991

Common Stocks – (continued)
Japan – (continued)
148,500	Mitsubishi Research Institute, Inc. (Software & Services)	5,546,428
126,400	Mitsui Mining & Smelting Co. Ltd. (Materials)	3,627,073
702,800	Mitsui OSK Lines Ltd. (Transportation)	44,312,583
30,500	Mizuno Corp. (Consumer Durables & Apparel)	709,834
375,600	Monex Group, Inc. (Diversified Financials)	2,445,880
170,600	Nachi-Fujikoshi Corp. (Capital Goods)	6,462,365
57,700	Nagase & Co. Ltd. (Capital Goods)	976,618
9,700	Nakanishi, Inc. (Health Care Equipment & Services)	224,994
1,500,500	NEC Networks & System Integration Corp. (Software & Services)	24,143,751
766,700	NGK Spark Plug Co. Ltd. (Automobiles & Components)	12,248,033
102,200	Nichias Corp. (Capital Goods)	2,502,365
103,600	Nihon Unisys Ltd. (Software & Services)	2,910,826
436,200	Nikkon Holdings Co. Ltd. (Transportation)	8,522,179
494,600	Nikon Corp. (Consumer Durables & Apparel)	5,453,341
340,400	Nippon Electric Glass Co. Ltd. (Technology Hardware & Equipment)	8,691,416
32,300	Nippon Kayaku Co. Ltd. (Materials)	340,186
415,820	Nippon Light Metal Holdings Co. Ltd. (Materials)	6,901,476
452,300	Nippon Parking Development Co. Ltd. (Commercial & Professional Services)	571,613
6,347	NIPPON REIT Investment Corp. (REIT)	24,399,199
217,200	Nippon Shokubai Co. Ltd. (Materials)	11,347,558
46,800	Nippon Steel Trading Corp. (Capital Goods)	2,116,287
300,700	Nisshin Oillio Group Ltd. (The) (Food, Beverage & Tobacco)	7,970,992
32,100	Nojima Corp. (Retailing)	703,986
896,300	NOK Corp. (Automobiles & Components)	10,404,044
28,700	NS Solutions Corp. (Software & Services)	964,703
402,600	NS United Kaiun Kaisha Ltd. (Transportation)	12,678,923
576,900	NTN Corp. (Capital Goods)*	1,251,025
739,800	Okamura Corp. (Commercial & Professional Services)	9,763,063
331,300	OKUMA Corp. (Capital Goods)	15,785,980

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
46,600	Open Door, Inc. (Consumer Services)*	$1,030,086
11,600	Optex Group Co. Ltd. (Technology Hardware & Equipment)	147,748
228,500	Paramount Bed Holdings Co. Ltd. (Health Care Equipment & Services)	4,263,607
144,600	Pasona Group, Inc. (Commercial & Professional Services)	4,038,065
618,200	Relo Group, Inc. (Real Estate)	12,858,473
116,000	Resorttrust, Inc. (Consumer Services)	2,055,654
145,600	Rohto Pharmaceutical Co. Ltd. (Household & Personal Products)	4,448,618
1,546,700	Round One Corp. (Consumer Services)	18,611,024
45,000	S Foods, Inc. (Food, Beverage & Tobacco)	1,303,072
17,900	Sankyo Co. Ltd. (Consumer Durables & Apparel)	434,467
202,200	Sato Holdings Corp. (Commercial & Professional Services)	4,660,649
398,100	Sawai Group Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	17,561,895
77,000	SCREEN Holdings Co. Ltd. (Semiconductors & Semiconductor Equipment)	7,157,097
34,900	Seiko Holdings Corp. (Consumer Durables & Apparel)	736,012
1,537,000	Seino Holdings Co. Ltd. (Transportation)	18,622,137
977,000	Senko Group Holdings Co. Ltd. (Transportation)	8,690,061
173,200	Shibaura Machine Co. Ltd. (Capital Goods)	4,037,471
1,242,800	Shikoku Electric Power Co., Inc. (Utilities)	8,094,091
96,700	Shimamura Co. Ltd. (Retailing)	8,187,823
199,300	Shin-Etsu Polymer Co. Ltd. (Materials)	1,800,231
86,100	Shinko Electric Industries Co. Ltd. (Semiconductors & Semiconductor Equipment)	3,468,726
9,100	Shochiku Co. Ltd. (Media & Entertainment)*	990,193
1,538,200	Showa Denko KK (Materials)	38,578,105
4,139,900	SKY Perfect JSAT Holdings, Inc. (Media & Entertainment)	15,525,754
154,800	Skylark Holdings Co. Ltd. (Consumer Services)*	2,097,477
530,700	Sodick Co. Ltd. (Capital Goods)	4,091,075
14,301	Star Asia Investment Corp. (REIT)	7,586,786
291,600	Star Micronics Co. Ltd. (Capital Goods)	3,827,141
44,500	Starts Corp., Inc. (Real Estate)	1,069,368

Common Stocks – (continued)
Japan – (continued)
1,793,500	Sumitomo Forestry Co. Ltd. (Consumer Durables & Apparel)	34,257,561
587,800	Sumitomo Heavy Industries Ltd. (Capital Goods)	15,133,210
251,800	Sumitomo Warehouse Co. Ltd. (The) (Transportation)	4,048,117
131,100	Takara Holdings, Inc. (Food, Beverage & Tobacco)	1,793,219
6,714	Takara Leben Real Estate Investment Corp. (REIT)	6,545,558
1,959,800	Takashimaya Co. Ltd. (Retailing)	18,146,374
260,700	Toagosei Co. Ltd. (Materials)	2,913,606
78,500	Tokai Rika Co. Ltd. (Automobiles & Components)	1,098,819
755,600	Tokyo Seimitsu Co. Ltd. (Semiconductors & Semiconductor Equipment)	30,765,047
27,900	Tokyo Steel Manufacturing Co. Ltd. (Materials)	310,464
1,310,600	Tokyo Tatemono Co. Ltd. (Real Estate)	19,263,727
458,300	Tokyotokeiba Co. Ltd. (Consumer Services)	18,158,558
1,282,100	Tokyu Fudosan Holdings Corp. (Real Estate)	7,429,018
561,400	Toyo Seikan Group Holdings Ltd. (Materials)	6,666,086
348,500	Toyo Tanso Co. Ltd. (Capital Goods)	9,474,138
223,200	Transcosmos, Inc. (Software & Services)	6,729,953
1,095,100	TS Tech Co. Ltd. (Automobiles & Components)	14,652,489
138,400	Tsubakimoto Chain Co. (Capital Goods)	4,089,354
523,600	Tsugami Corp. (Capital Goods)	7,198,546
273,300	TV Asahi Holdings Corp. (Media & Entertainment)	4,147,366
117,600	UACJ Corp. (Materials)*	2,725,643
478,300	Ulvac, Inc. (Semiconductors & Semiconductor Equipment)	26,835,024
1,772,400	Ushio, Inc. (Capital Goods)	31,708,939
81,200	Wacoal Holdings Corp. (Consumer Durables & Apparel)	1,626,133
66,900	West Holdings Corp. (Utilities)	3,739,158
155,700	Yamazaki Baking Co. Ltd. (Food, Beverage & Tobacco)	2,365,208
215,800	Yellow Hat Ltd. (Retailing)	3,515,996
19,700	Zensho Holdings Co. Ltd. (Consumer Services)	455,004
91,000	Zeon Corp. (Materials)	1,079,624
111,500	ZIGExN Co. Ltd. (Media & Entertainment)	396,848

		1,145,366,857

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Malta – 0.0%
47,393	Kambi Group plc (Consumer Services)*	$1,290,754

Netherlands – 3.0%
144,035	Aalberts NV (Capital Goods)	7,972,144
142,660	Arcadis NV (Capital Goods)	6,953,346
47,922	ASR Nederland NV (Insurance)	2,240,076
45,514	BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)	4,158,425
23,470	Brunel International NV (Commercial & Professional Services)	322,490
575,222	Flow Traders (Diversified Financials)(a)	19,523,127
656,489	OCI NV (Materials)*	18,610,485
4,619,894	PostNL NV (Transportation)	20,050,911
657,835	Signify NV (Capital Goods)(a)	31,876,321
49,549	TKH Group NV CVA (Capital Goods)	2,822,662
23,315	Van Lanschot Kempen NV CVA (Diversified Financials)	646,851

		115,176,838

New Zealand – 0.5%
257,214	Contact Energy Ltd. (Utilities)	1,509,290
3,519,084	Fletcher Building Ltd. (Capital Goods)	18,099,769

		19,609,059

Norway – 2.2%
1,589,525	Aker Solutions ASA (Energy)*	4,510,682
57,838	Atea ASA (Software & Services)*	1,080,761
638,468	DNO ASA (Energy)*	930,992
143,415	Elkem ASA (Materials)*(a)	570,056
1,982,566	Europris ASA (Retailing)(a)	14,680,841
3,197,313	Golden Ocean Group Ltd. (Transportation)	28,917,164
120,223	Kongsberg Gruppen ASA (Capital Goods)	3,945,368
471,703	Nordic Semiconductor ASA (Semiconductors & Semiconductor Equipment)*	14,014,398
151,455	Selvaag Bolig ASA (Real Estate)	930,470
260,774	SpareBank 1 SMN (Banks)	4,343,545
29,625	SpareBank 1 SR-Bank ASA (Banks)	454,350
30,572	TOMRA Systems ASA (Commercial & Professional Services)	1,975,890
334,908	Veidekke ASA (Capital Goods)	4,820,703
497,519	Wallenius Wilhelmsen ASA (Transportation)*	2,267,366

		83,442,586

Portugal – 0.3%
10,138,582	Sonae SGPS SA (Food & Staples Retailing)	11,160,395

Common Stocks – (continued)
Singapore – 0.3%
400,700	AIMS APAC REIT (REIT)	427,889
1,571,200	ComfortDelGro Corp. Ltd. (Transportation)	1,821,002
637,700	Keppel DC REIT (REIT)	1,129,164
302,000	Mapletree Industrial Trust (REIT)	616,493
125,600	Sasseur REIT (REIT)	79,169
5,330,500	Singapore Press Holdings Ltd. (Media & Entertainment)	7,891,860

		11,965,577

South Africa – 0.1%
152,669	Scatec ASA (Utilities)(a)	3,011,391

Spain – 5.0%
2,420,408	Acerinox SA (Materials)	33,697,711
604,182	Applus Services SA (Commercial & Professional Services)	5,468,741
36,429,645	Banco de Sabadell SA (Banks)*	29,318,515
5,702,746	Bankinter SA (Banks)	31,399,407
194,202	Befesa SA (Commercial & Professional Services)(a)	14,448,569
1,055,795	Cia de Distribucion Integral Logista Holdings SA (Transportation)	22,501,847
628,015	Fluidra SA (Capital Goods)	23,985,785
887,973	Indra Sistemas SA (Software & Services)*	10,739,442
147,844	Laboratorios Farmaceuticos Rovi SA (Pharmaceuticals, Biotechnology & Life Sciences)	10,357,005
233,720	Linea Directa Aseguradora SA Cia de Seguros y Reaseguros (Insurance)	469,224
711,179	Mediaset Espana Comunicacion SA (Media & Entertainment)*	3,699,553
567,350	Merlin Properties Socimi SA (REIT)	6,144,219
9,461	Viscofan SA (Food, Beverage & Tobacco)	646,919

		192,876,937

Sweden – 7.2%
2,462,464	Arjo AB Class B (Health Care Equipment & Services)	33,581,255
1,576,126	Betsson AB Class B (Consumer Services)*	11,001,394
191,400	Bilia AB Class A (Retailing)	3,403,375
679,982	Biotage AB (Pharmaceuticals, Biotechnology & Life Sciences)	21,979,856
514,870	Bonava AB Class B (Consumer Durables & Apparel)	5,086,512
132,145	Bravida Holding AB (Commercial & Professional Services)(a)	1,987,639
19,204	Castellum AB (Real Estate)	511,856

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Sweden – (continued)
238,074	Dios Fastigheter AB (Real Estate)	$2,770,784
1,037,147	Getinge AB Class B (Health Care Equipment & Services)	46,414,244
2,221,999	Hexpol AB (Materials)	26,003,312
160,800	Indutrade AB (Capital Goods)	4,687,555
819,555	Inwido AB (Capital Goods)	15,025,548
482,376	Lindab International AB (Capital Goods)	15,803,981
408,783	Mekonomen AB (Retailing)*	8,425,081
37,193	MIPS AB (Consumer Durables & Apparel)	4,491,050
286,461	New Wave Group AB Class B (Consumer Durables & Apparel)*	4,856,628
102,171	Nobia AB (Consumer Durables & Apparel)	629,723
1,256,512	Nobina AB (Transportation)(a)	12,035,500
507,671	Ratos AB Class B (Diversified Financials)	2,922,770
96,006	Resurs Holding AB (Diversified Financials)(a)	517,369
47,418	Saab AB Class B (Capital Goods)	1,321,929
82,088	Sagax AB Class B (Real Estate)	3,212,877
5,565,942	SSAB AB Class B (Materials)*	27,819,466
422,510	Trelleborg AB Class B (Capital Goods)	9,670,255
566,673	Wihlborgs Fastigheter AB (Real Estate)	13,434,825

		277,594,784

Switzerland – 5.6%
36,460	ALSO Holding AG (Registered) (Technology Hardware & Equipment)*	10,820,043
5,469,449	Aryzta AG (Food, Beverage & Tobacco)*	7,151,944
99,157	Ascom Holding AG (Registered) (Health Care Equipment & Services)*	1,543,434
39,376	Bachem Holding AG (Registered) Class B (Pharmaceuticals, Biotechnology & Life Sciences)	31,696,066
19,829	Bossard Holding AG (Registered) Class A (Capital Goods)	7,282,821
29,433	Bucher Industries AG (Registered) (Capital Goods)	14,854,601
45,561	Comet Holding AG (Registered) (Technology Hardware & Equipment)	16,952,855
24,776	DKSH Holding AG (Commercial & Professional Services)	1,985,913
4,293	Georg Fischer AG (Registered) (Capital Goods)	6,495,537
110,945	Huber + Suhner AG (Registered) (Capital Goods)	9,863,393
258,759	PSP Swiss Property AG (Registered) (Real Estate)	32,346,454

Common Stocks – (continued)
Switzerland – (continued)
12,549	Siegfried Holding AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	$12,070,161
10,963	Stadler Rail AG (Capital Goods)(b)	481,337
32,816	Swissquote Group Holding SA (Registered) (Diversified Financials)	6,656,703
63,631	Tecan Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	38,986,881
20,684	u-blox Holding AG (Semiconductors & Semiconductor Equipment)*	1,513,574
113,478	Zehnder Group AG (Capital Goods)	12,214,671

		212,916,388

Ukraine – 0.5%
4,384,080	Ferrexpo plc (Materials)	18,702,013

United Kingdom – 12.5%
558,967	Bellway plc (Consumer Durables & Apparel)	25,362,495
253,830	Brewin Dolphin Holdings plc (Diversified Financials)	1,307,882
2,979,130	Cairn Energy plc (Energy)	7,437,738
881,332	Capital & Counties Properties plc (REIT)	1,987,779
680,816	Central Asia Metals plc (Materials)	2,287,399
201,492	Chemring Group plc (Capital Goods)	803,429
345,423	CMC Markets plc (Diversified Financials)(a)	1,186,796
451,080	Computacenter plc (Software & Services)	16,583,865
991,774	Crest Nicholson Holdings plc (Consumer Durables & Apparel)	4,831,961
2,273,331	Currys plc (Retailing)	3,779,990
69,018	Derwent London plc (REIT)	3,192,482
244,533	Diploma plc (Capital Goods)	10,049,606
22,017	Euromoney Institutional Investor plc (Media & Entertainment)	314,915
25,674	Fevertree Drinks plc (Food, Beverage & Tobacco)	797,239
373,516	Grainger plc (Real Estate)	1,570,948
124,701	Greggs plc (Consumer Services)	5,212,120
2,198,640	Halfords Group plc (Retailing)	8,015,840
2,797,437	IG Group Holdings plc (Diversified Financials)	30,378,611
41,804	IMI plc (Capital Goods)	933,561
2,813,647	Inchcape plc (Retailing)	31,806,093
1,040,947	Indivior plc (Pharmaceuticals, Biotechnology & Life Sciences)*	3,464,598
276,679	Intermediate Capital Group plc (Diversified Financials)	8,298,978
602,289	IP Group plc (Diversified Financials)	994,061

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2021

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
18,900,441	ITV plc (Media & Entertainment)*	$27,817,655
1,205	Judges Scientific plc (Capital Goods)	121,834
2,905,764	Just Group plc (Insurance)*	3,635,708
437,861	Kainos Group plc (Software & Services)	11,864,847
2,355,023	LondonMetric Property plc (REIT)	8,422,844
11,993,028	Man Group plc (Diversified Financials)	38,193,187
1,299,942	Moneysupermarket.com Group plc (Retailing)	3,774,048
56,796	Morgan Advanced Materials plc (Capital Goods)	268,939
234,821	Morgan Sindall Group plc (Capital Goods)	7,275,088
111,439	NCC Group plc (Software & Services)	378,987
22,717	Oxford Biomedica plc (Pharmaceuticals, Biotechnology & Life Sciences)*	473,180
269,227	Pagegroup plc (Commercial & Professional Services)	2,446,512
1,715,704	Paragon Banking Group plc (Banks)	12,878,927
762,431	Pennon Group plc (Utilities)	12,161,192
97,159	Picton Property Income Ltd. (The) (REIT)	129,111
3,418,505	Reach plc (Media & Entertainment)	14,825,601
762,895	Redde Northgate plc (Transportation)	4,155,359
327,904	Redrow plc (Consumer Durables & Apparel)	2,887,107
138,039	Renishaw plc (Technology Hardware & Equipment)	9,498,304
293,300	Rotork plc (Capital Goods)	1,417,842
31,326	S4 Capital plc (Media & Entertainment)*	311,104
927,300	Safestore Holdings plc (REIT)	15,254,058
260,624	Savills plc (Real Estate)	5,057,680
122,665	Serica Energy plc (Energy)	345,819
664,442	Spectris plc (Technology Hardware & Equipment)	34,186,952
925,908	Spirent Communications plc (Technology Hardware & Equipment)	3,649,396
782,890	Stagecoach Group plc (Transportation)*	853,389
537,708	SThree plc (Commercial & Professional Services)	4,334,335
2,816,011	Tate & Lyle plc (Food, Beverage & Tobacco)	24,980,668
311,493	Travis Perkins plc (Capital Goods)	6,585,225
12,560,697	Tritax Big Box REIT plc (REIT)	38,654,732
164,222	UNITE Group plc (The) (REIT)	2,451,964
471,604	Vesuvius plc (Capital Goods)	3,040,789

Common Stocks – (continued)
United Kingdom – (continued)
374,730	Vistry Group plc (Consumer Durables & Apparel)	6,275,116

		479,205,885

United States – 1.0%
124,072	Carnival plc ADR (Consumer Services)*	2,543,476
6,702,279	Reliance Worldwide Corp. Ltd. (Capital Goods)	29,470,680
105,157	RHI Magnesita NV (Materials)	4,832,585

		36,846,741

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $3,318,866,573)		$3,716,814,844

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(d) – 0.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
4,960,133	0.026%	$4,960,133
(Cost $4,960,133)

TOTAL INVESTMENTS – 97.0%
(Cost $3,323,826,706)		$3,721,774,977

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.0%		116,173,074

NET ASSETS – 100.0%		$3,837,948,051

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

(d)	Represents an Affiliated Issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
EURO STOXX 50 Index	737	12/17/2021	$36,098,054	$1,619,112
FTSE 100 Index	162	12/17/2021	16,015,977	359,735
Hang Seng Index	26	11/29/2021	4,227,903	(131,919)
MSCI Singapore Index	62	11/29/2021	1,691,954	(8,239)
SPI 200 Index	64	12/16/2021	8,762,208	(34,641)
TOPIX Index	146	12/09/2021	25,523,580	(507,287)

Total Futures Contracts				$1,296,761

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities

October 31, 2021

	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Insights Fund
Assets:
Investments in unaffiliated issuers, at value (cost $1,771,228,195, $2,209,504,537 and $3,318,866,573) (a)	$1,878,147,299	$2,483,472,886	$3,716,814,844
Investments in affiliated issuers, at value (cost $1,812,123, $0 and $0)	1,812,123	—	—
Investments in affiliated securities lending reinvestment vehicle, at value (cost $16,271,799, $30,644,800 and $4,960,133)	16,271,799	30,644,800	4,960,133
Cash	30,125,746	9,974,197	25,969,413
Foreign currencies, at value (cost $9,050,187, $41,270,518 and $80,044,525)	9,060,066	41,427,933	80,321,846
Receivables:
Investments sold	47,628,757	54,139,297	59,829,098
Collateral on certain derivative contracts(b)	1,886,533	—	6,244,931
Dividends	1,404,425	7,388,183	10,906,672
Fund shares sold	859,397	1,176,858	10,191,533
Foreign tax reclaims	108,657	7,463,218	7,325,463
Reimbursement from investment adviser	10,607	—	—
Securities lending income	10,443	7,657	39,391
Due from custodian	—	1,180,455	1,046,995
Variation margin on futures	—	11,035	—
Other assets	55,526	74,045	133,927
Total assets	1,987,381,378	2,636,960,564	3,923,784,246

Liabilities:
Variation margin on futures	467,885	—	14,950
Payables:
Investments purchased	38,245,283	51,260,552	71,484,996
Payable upon return of securities loaned	16,271,799	30,644,800	4,960,133
Foreign capital gains taxes	2,489,982	—	—
Management fees	1,646,669	1,705,604	3,123,178
Fund shares redeemed	730,963	1,462,875	5,096,321
Distribution and Service fees and Transfer Agency fees	105,408	140,238	208,711
Accrued expenses	921,964	573,941	947,906
Total liabilities	60,879,953	85,788,010	85,836,195

Net Assets:
Paid-in capital	1,515,514,419	2,154,551,516	3,412,642,887
Total distributable earnings (loss)	410,987,006	396,621,038	425,305,164
NET ASSETS	$1,926,501,425	$2,551,172,554	$3,837,948,051
Net Assets:
Class A	$50,146,083	$103,852,086	$150,933,821
Class C	5,816,592	14,406,141	28,405,911
Institutional	1,029,785,326	1,227,428,763	2,579,024,126
Service	—	2,926,772	—
Investor	103,200,067	96,351,836	141,730,749
Class R6	572,973,344	627,430,001	878,443,100
Class R	24,710,056	7,895,823	—
Class P	139,869,957	470,881,132	59,410,344
Total Net Assets	$1,926,501,425	$2,551,172,554	$3,837,948,051
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	4,226,377	7,035,836	10,542,241
Class C	497,422	999,349	2,057,596
Institutional	86,860,541	80,591,859	179,963,795
Service	—	196,281	—
Investor	8,720,929	6,624,050	9,935,859
Class R6	48,369,839	41,227,306	61,157,140
Class R	2,119,548	551,302	—
Class P	11,807,206	30,965,499	4,136,723
Net asset value, offering and redemption price per share:(c)
Class A	$11.87	$14.76	$14.32
Class C	11.69	14.42	13.81
Institutional	11.86	15.23	14.33
Service	—	14.91	—
Investor	11.83	14.55	14.26
Class R6	11.85	15.22	14.36
Class R	11.66	14.32	—
Class P	11.85	15.21	14.36

(a)	Includes loaned securities having a market value of $15,427,192, $28,616,729 and $4,631,544, for the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively.
(b)	Includes amount segregated for initial margin and/or collateral on futures transactions for Emerging Markets Equity Insights and International Small Cap Insights Funds, respectively.
(c)	Maximum public offering price per share for Class A Shares of the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds is $12.56, $15.62 and $15.15, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2021

	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Insights Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign taxes withheld of $7,969,476, $4,423,042 and $8,535,500)	$59,511,454	$73,117,710	$100,305,026

Securities lending income — affiliated issuer	220,106	328,214	613,748

Dividends — affiliated issuers	1,810	63	784

Other income	—	1,655,999	115,424

Total investment income	59,733,370	75,101,986	101,034,982

Expenses:

Management fees	20,053,334	18,816,968	25,676,495

Custody, accounting and administrative services	1,418,707	676,326	1,030,272

Transfer Agency fees(a)	973,798	1,220,390	1,562,093

Distribution and Service (12b-1) fees(a)	333,369	483,053	586,971

Printing and mailing costs	230,105	173,529	533,483

Professional fees	199,359	152,978	181,418

Registration fees	102,041	132,706	129,212

Trustee fees	22,216	22,761	23,591

Service fees — Class C	16,303	37,033	77,870

Shareholder administration fees — Service Shares	—	10,037	—

Other	137,327	54,819	63,206

Total expenses	23,486,559	21,780,600	29,864,611

Less — expense reductions	(1,030,253)	(1,126,993)	(1,557,945)

Net expenses	22,456,306	20,653,607	28,306,666

NET INVESTMENT INCOME	37,277,064	54,448,379	72,728,316

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	519,143,786	443,891,567	536,080,077

Futures contracts	2,427,183	5,666,529	7,928,635

Forward foreign currency exchange contracts	67,105	—	—

Foreign currency transactions	(2,239,033)	476,142	(316,264)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers (including the effects of the net change in the foreign capital gains tax liability of $128,266, $0 and $0)	(254,053,938)	158,286,370	199,008,747

Futures contracts	335,486	12,675	3,165,557

Foreign currency translation	(1,278,913)	(122,210)	(88,277)

Net realized and unrealized gain	264,401,676	608,211,073	745,778,475

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$301,678,740	$662,659,452	$818,506,791

(a)	Class specific Distribution and/or Service, and Transfer Agency fees were as follows:

	Distribution and/or (12b-1) Service Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Emerging Markets Equity Insights	$138,892	$48,908	$—	$145,569	$88,891	$10,434	$445,044	$—	$173,636	$167,420	$46,583	$41,790
International Equity Insights	316,361	111,100	10,035	45,557	202,473	23,701	453,949	1,606	199,749	189,202	14,578	135,132
International Small Cap Insights	353,358	233,613	—	—	226,151	49,838	842,278	—	232,868	194,416	—	16,542

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets

	Emerging Markets Equity Insights Fund		International Equity Insights Fund
	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2020
From operations:

Net investment income	$37,277,064	$24,562,473	$54,448,379	$39,638,051

Net realized gain (loss)	519,399,041	(59,219,048)	450,034,238	(138,209,793)

Net change in unrealized gain (loss)	(254,997,365)	201,153,791	158,176,835	(66,737,522)

Net increase (decrease) in net assets resulting from operations	301,678,740	166,497,216	662,659,452	(165,309,264)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(416,421)	(1,170,011)	(3,661,413)	(6,053,941)

Class C Shares	—	(56,474)	(112,935)	(273,424)

Institutional Shares	(12,590,250)	(19,988,850)	(17,452,273)	(30,508,959)

Service Shares	—	—	(57,944)	(105,545)

Investor Shares	(1,039,734)	(2,202,457)	(1,748,151)	(14,717,983)

Class R6 Shares	(6,059,820)	(9,800,344)	(11,124,915)	(15,101,395)

Class R Shares	(214,543)	(438,620)	(133,553)	(176,443)

Class P Shares	(1,464,922)	(2,563,794)	(7,760,380)	(9,256,226)

Total distributions to shareholders	(21,785,690)	(36,220,550)	(42,051,564)	(76,193,916)

From share transactions:

Proceeds from sales of shares	456,165,404	518,724,358	613,851,340	948,110,037

Reinvestment of distributions	20,103,969	33,859,109	32,493,972	61,919,453

Cost of shares redeemed	(545,794,919)	(749,322,930)	(947,885,594)	(1,585,726,253)
Net decrease in net assets resulting from share transactions	(69,525,546)	(196,739,463)	(301,540,282)	(575,696,763)

TOTAL INCREASE (DECREASE)	210,367,504	(66,462,797)	319,067,606	(817,199,943)

Net Assets:

Beginning of year	1,716,133,921	1,782,596,718	2,232,104,948	3,049,304,891

End of year	$1,926,501,425	$1,716,133,921	$2,551,172,554	$2,232,104,948

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets (continued)

	International Small Cap Insights Fund
	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2020
From operations:

Net investment income	$72,728,316	$36,410,662

Net realized gain (loss)	543,692,448	(209,823,673)

Net change in unrealized gain (loss)	202,086,027	(35,926,530)

Net increase (decrease) in net assets resulting from operations	818,506,791	(209,339,541)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(2,062,155)	(5,023,326)

Class C Shares	(217,691)	(1,160,269)

Institutional Shares	(34,889,859)	(75,418,332)

Investor Shares	(2,520,745)	(8,589,904)

Class R6 Shares	(10,388,113)	(41,125,645)

Class P Shares	(897,729)	(2,779,660)

Total distributions to shareholders	(50,976,292)	(134,097,136)

From share transactions:

Proceeds from sales of shares	1,280,534,656	839,452,474

Reinvestment of distributions	48,546,591	123,448,591

Cost of shares redeemed	(1,155,660,041)	(1,619,152,181)

Net increase (decrease) in net assets resulting from share transactions	173,421,206	(656,251,116)

TOTAL INCREASE (DECREASE)	940,951,705	(999,687,793)

Net Assets:

Beginning of year	2,896,996,346	3,896,684,139

End of year	$3,837,948,051	$2,896,996,346

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Insights Fund
	Class A Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.25	$9.34	$8.98	$11.00	$8.54

Net investment income(a)	0.18	0.10	0.15	0.18	0.13

Net realized and unrealized gain (loss)	1.53	0.96	0.36	(1.66)	2.41

Total from investment operations	1.71	1.06	0.51	(1.48)	2.54

Distributions to shareholders from net investment income	(0.09)	(0.15)	(0.15)	(0.12)	(0.08)

Distributions to shareholders from net realized gains	—	—	—	(0.42)	—

Total distributions	(0.09)	(0.15)	(0.15)	(0.54)	(0.08)

Net asset value, end of year	$11.87	$10.25	$9.34	$8.98	$11.00

Total return(b)	16.60%	11.56%	5.74%	(14.11)%	30.15%

Net assets, end of year (in 000s)	$50,146	$52,068	$72,886	$82,726	$95,930

Ratio of net expenses to average net assets	1.46%	1.47%	1.48%	1.48%	1.52%

Ratio of total expenses to average net assets	1.51%	1.53%	1.56%	1.54%	1.55%

Ratio of net investment income to average net assets	1.45%	1.13%	1.61%	1.72%	1.36%

Portfolio turnover rate(c)	189%	178%	165%	147%	172%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Insights Fund
	Class C Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.10	$9.19	$8.83	$10.88	$8.45

Net investment income(a)	0.09	0.04	0.08	0.10	0.07

Net realized and unrealized gain (loss)	1.50	0.94	0.36	(1.64)	2.39

Total from investment operations	1.59	0.98	0.44	(1.54)	2.46

Distributions to shareholders from net investment income	—	(0.07)	(0.08)	(0.09)	(0.03)

Distributions to shareholders from net realized gains	—	—	—	(0.42)	—

Total distributions	—	(0.07)	(0.08)	(0.51)	(0.03)

Net asset value, end of year	$11.69	$10.10	$9.19	$8.83	$10.88

Total return(b)	15.74%	10.65%	5.09%	(14.80)%	29.20%

Net assets, end of year (in 000s)	$5,817	$5,905	$8,303	$8,975	$7,563

Ratio of net expenses to average net assets	2.21%	2.21%	2.23%	2.23%	2.26%

Ratio of total expenses to average net assets	2.26%	2.28%	2.31%	2.29%	2.29%

Ratio of net investment income to average net assets	0.74%	0.41%	0.85%	0.98%	0.72%

Portfolio turnover rate(c)	189%	178%	165%	147%	172%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Insights Fund
	Institutional Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.24	$9.33	$8.99	$11.01	$8.54

Net investment income(a)	0.23	0.14	0.19	0.19	0.17

Net realized and unrealized gain (loss)	1.52	0.96	0.35	(1.64)	2.41

Total from investment operations	1.75	1.10	0.54	(1.45)	2.58

Distributions to shareholders from net investment income	(0.13)	(0.19)	(0.20)	(0.15)	(0.11)

Distributions to shareholders from net realized gains	—	—	—	(0.42)	—

Total distributions	(0.13)	(0.19)	(0.20)	(0.57)	(0.11)

Net asset value, end of year	$11.86	$10.24	$9.33	$8.99	$11.01

Total return(b)	17.07%	11.90%	6.18%	(13.83)%	30.67%

Net assets, end of year (in 000s)	$1,029,785	$961,138	$938,157	$981,091	$1,488,246

Ratio of net expenses to average net assets	1.09%	1.09%	1.10%	1.10%	1.15%

Ratio of total expenses to average net assets	1.14%	1.16%	1.18%	1.14%	1.15%

Ratio of net investment income to average net assets	1.88%	1.53%	2.01%	1.84%	1.74%

Portfolio turnover rate(c)	189%	178%	165%	147%	172%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Insights Fund
	Investor Shares(a)
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.22	$9.32	$8.97	$10.99	$8.53

Net investment income(b)	0.22	0.13	0.18	0.21	0.18

Net realized and unrealized gain (loss)	1.51	0.95	0.36	(1.66)	2.38

Total from investment operations	1.73	1.08	0.54	(1.45)	2.56

Distributions to shareholders from net investment income	(0.12)	(0.18)	(0.19)	(0.15)	(0.10)

Distributions to shareholders from net realized gains	—	—	—	(0.42)	—

Total distributions	(0.12)	(0.18)	(0.19)	(0.57)	(0.10)

Net asset value, end of year	$11.83	$10.22	$9.32	$8.97	$10.99

Total return(c)	16.96%	11.76%	6.06%	(13.90)%	30.47%

Net assets, end of year (in 000s)	$103,200	$89,556	$118,727	$96,779	$67,068

Ratio of net expenses to average net assets	1.21%	1.22%	1.23%	1.23%	1.26%

Ratio of total expenses to average net assets	1.26%	1.28%	1.31%	1.29%	1.29%

Ratio of net investment income to average net assets	1.78%	1.39%	1.92%	1.99%	1.81%

Portfolio turnover rate(d)	189%	178%	165%	147%	172%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Insights Fund
	Class R6 Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.23	$9.33	$8.98	$11.00	$8.53

Net investment income(a)	0.23	0.14	0.17	0.29	0.19

Net realized and unrealized gain (loss)	1.52	0.95	0.38	(1.73)	2.39

Total from investment operations	1.75	1.09	0.55	(1.44)	2.58

Distributions to shareholders from net investment income	(0.13)	(0.19)	(0.20)	(0.16)	(0.11)

Distributions to shareholders from net realized gains	—	—	—	(0.42)	—

Total distributions	(0.13)	(0.19)	(0.20)	(0.58)	(0.11)

Net asset value, end of year	$11.85	$10.23	$9.33	$8.98	$11.00

Total return(b)	17.10%	11.81%	6.32%	(13.84)%	30.74%

Net assets, end of year (in 000s)	$572,973	$465,604	$491,306	$621,590	$13,164

Ratio of net expenses to average net assets	1.08%	1.08%	1.09%	1.08%	1.13%

Ratio of total expenses to average net assets	1.13%	1.15%	1.17%	1.15%	1.13%

Ratio of net investment income to average net assets	1.90%	1.53%	1.89%	2.78%	1.87%

Portfolio turnover rate(c)	189%	178%	165%	147%	172%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Insights Fund
	Class R Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.08	$9.20	$8.86	$10.87	$8.44

Net investment income(a)	0.13	0.08	0.12	0.15	0.10

Net realized and unrealized gain (loss)	1.52	0.95	0.36	(1.64)	2.40

Total from investment operations	1.65	1.03	0.48	(1.49)	2.50

Distributions to shareholders from net investment income	(0.07)	(0.15)	(0.14)	(0.10)	(0.07)

Distributions to shareholders from net realized gains	—	—	—	(0.42)	—

Total distributions	(0.07)	(0.15)	(0.14)	(0.52)	(0.07)

Net asset value, end of year	$11.66	$10.08	$9.20	$8.86	$10.87

Total return(b)	16.43%	11.19%	5.52%	(14.34)%	29.86%

Net assets, end of year (in 000s)	$24,710	$29,635	$27,790	$20,852	$19,243

Ratio of net expenses to average net assets	1.71%	1.72%	1.73%	1.73%	1.77%

Ratio of total expenses to average net assets	1.76%	1.78%	1.82%	1.79%	1.79%

Ratio of net investment income to average net assets	1.11%	0.91%	1.27%	1.46%	1.06%

Portfolio turnover rate(c)	189%	178%	165%	147%	172%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Insights Fund
	Class P Shares
	Year Ended October 31,			April 16, 2018* to October 31, 2018
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$10.23	$9.33	$8.98	$10.84

Net investment income(a)	0.24	0.14	0.18	0.18

Net realized and unrealized gain (loss)	1.51	0.95	0.37	(2.04)

Total from investment operations	1.75	1.09	0.55	(1.86)

Distributions to shareholders from net investment income	(0.13)	(0.19)	(0.20)	—

Net asset value, end of period	$11.85	$10.23	$9.33	$8.98

Total return(b)	17.10%	11.80%	6.33%	(17.16)%

Net assets, end of period (in 000s)	$139,870	$112,229	$125,429	$130,763

Ratio of net expenses to average net assets	1.08%	1.08%	1.09%	1.08	%(c)

Ratio of total expenses to average net assets	1.13%	1.15%	1.17%	1.17	%(c)

Ratio of net investment income to average net assets	1.92%	1.48%	1.96%	3.36	%(c)

Portfolio turnover rate(d)	189%	178%	165%	147%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund
	Class A Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$11.40	$12.46	$11.88	$13.19	$10.53

Net investment income(a)	0.22	0.14	0.23	0.23	0.18

Net realized and unrealized gain (loss)	3.35	(0.92)	0.52	(1.36)	2.71

Total from investment operations	3.57	(0.78)	0.75	(1.13)	2.89

Distributions to shareholders from net investment income	(0.21)	(0.28)	(0.17)	(0.18)	(0.23)

Net asset value, end of year	$14.76	$11.40	$12.46	$11.88	$13.19

Total return(b)	31.50%	(6.44)%	6.58%	(8.71)%	28.07%

Net assets, end of year (in 000s)	$103,852	$204,087	$237,898	$184,222	$138,267

Ratio of net expenses to average net assets	1.17%	1.17%	1.16%	1.14%	1.21%

Ratio of total expenses to average net assets	1.21%	1.23%	1.24%	1.26%	1.35%

Ratio of net investment income to average net assets	1.55%	1.22%	1.97%	1.76%	1.54%

Portfolio turnover rate(c)	164%	160%	136%	124%	161%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund
	Class C Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$11.13	$12.13	$11.56	$12.91	$10.32

Net investment income(a)	0.15	0.05	0.14	0.14	0.09

Net realized and unrealized gain (loss)	3.24	(0.90)	0.52	(1.34)	2.66

Total from investment operations	3.39	(0.85)	0.66	(1.20)	2.75

Distributions to shareholders from net investment income	(0.10)	(0.15)	(0.09)	(0.15)	(0.16)

Net asset value, end of year	$14.42	$11.13	$12.13	$11.56	$12.91

Total return(b)	30.53%	(7.08)%	5.79%	(9.45)%	27.11%

Net assets, end of year (in 000s)	$14,406	$13,484	$22,427	$32,338	$14,886

Ratio of net expenses to average net assets	1.92%	1.92%	1.91%	1.89%	1.95%

Ratio of total expenses to average net assets	1.96%	1.98%	1.99%	2.01%	2.09%

Ratio of net investment income to average net assets	1.05%	0.42%	1.25%	1.11%	0.79%

Portfolio turnover rate(c)	164%	160%	136%	124%	161%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund
	Institutional Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$11.76	$12.83	$12.22	$13.57	$10.82

Net investment income(a)	0.33	0.18	0.29	0.28	0.23

Net realized and unrealized gain (loss)	3.40	(0.93)	0.54	(1.41)	2.79

Total from investment operations	3.73	(0.75)	0.83	(1.13)	3.02

Distributions to shareholders from net investment income	(0.26)	(0.32)	(0.22)	(0.22)	(0.27)

Net asset value, end of year	$15.23	$11.76	$12.83	$12.22	$13.57

Total return(b)	31.93%	(6.07)%	7.07%	(8.48)%	28.57%

Net assets, end of year (in 000s)	$1,227,429	$810,510	$1,256,782	$1,323,745	$1,012,010

Ratio of net expenses to average net assets	0.80%	0.79%	0.79%	0.81%	0.85%

Ratio of total expenses to average net assets	0.84%	0.85%	0.85%	0.87%	0.94%

Ratio of net investment income to average net assets	2.25%	1.54%	2.41%	2.08%	1.92%

Portfolio turnover rate(c)	164%	160%	136%	124%	161%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund
	Service Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$11.52	$12.57	$11.98	$13.32	$10.63

Net investment income(a)	0.25	0.12	0.23	0.21	0.18

Net realized and unrealized gain (loss)	3.33	(0.91)	0.52	(1.38)	2.73

Total from investment operations	3.58	(0.79)	0.75	(1.17)	2.91

Distributions to shareholders from net investment income	(0.19)	(0.26)	(0.16)	(0.17)	(0.22)

Net asset value, end of year	$14.91	$11.52	$12.57	$11.98	$13.32

Total return(b)	31.25%	(6.50)%	6.45%	(8.92)%	27.89%

Net assets, end of year (in 000s)	$2,927	$3,675	$5,386	$4,538	$4,073

Ratio of net expenses to average net assets	1.30%	1.29%	1.29%	1.31%	1.35%

Ratio of total expenses to average net assets	1.34%	1.35%	1.35%	1.37%	1.45%

Ratio of net investment income to average net assets	1.71%	1.03%	1.93%	1.57%	1.51%

Portfolio turnover rate(c)	164%	160%	136%	124%	161%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund
	Investor Shares(a)
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$11.19	$12.23	$11.67	$12.97	$10.36

Net investment income(b)	0.25	0.16	0.27	0.27	0.23

Net realized and unrealized gain (loss)	3.30	(0.89)	0.50	(1.35)	2.64

Total from investment operations	3.55	(0.73)	0.77	(1.08)	2.87

Distributions to shareholders from net investment income	(0.19)	(0.31)	(0.21)	(0.22)	(0.26)

Net asset value, end of year	$14.55	$11.19	$12.23	$11.67	$12.97

Total return(c)	31.90%	(6.21)%	6.90%	(8.52)%	28.44%

Net assets, end of year (in 000s)	$96,352	$311,446	$549,732	$393,993	$147,186

Ratio of net expenses to average net assets	0.92%	0.92%	0.91%	0.89%	0.94%

Ratio of total expenses to average net assets	0.96%	0.98%	0.99%	1.01%	1.07%

Ratio of net investment income to average net assets	1.86%	1.42%	2.29%	2.09%	1.87%

Portfolio turnover rate(d)	164%	160%	136%	124%	161%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund
	Class R6 Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$11.75	$12.82	$12.22	$13.56	$10.82

Net investment income(a)	0.33	0.19	0.30	0.33	0.23

Net realized and unrealized gain (loss)	3.40	(0.94)	0.52	(1.45)	2.78

Total from investment operations	3.73	(0.75)	0.82	(1.12)	3.01

Distributions to shareholders from net investment income	(0.26)	(0.32)	(0.22)	(0.22)	(0.27)

Net asset value, end of year	$15.22	$11.75	$12.82	$12.22	$13.56

Total return(b)	31.97%	(6.06)%	7.10%	(8.48)%	28.51%

Net assets, end of year (in 000s)	$627,430	$522,707	$595,264	$415,327	$80,686

Ratio of net expenses to average net assets	0.79%	0.78%	0.78%	0.79%	0.83%

Ratio of total expenses to average net assets	0.83%	0.84%	0.84%	0.86%	0.93%

Ratio of net investment income to average net assets	2.24%	1.61%	2.49%	2.45%	1.96%

Portfolio turnover rate(c)	164%	160%	136%	124%	161%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund
	Class R Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$11.08	$12.10	$11.54	$12.85	$10.29

Net investment income(a)	0.21	0.11	0.21	0.19	0.16

Net realized and unrealized gain (loss)	3.21	(0.89)	0.50	(1.33)	2.64

Total from investment operations	3.42	(0.78)	0.71	(1.14)	2.80

Distributions to shareholders from net investment income	(0.18)	(0.24)	(0.15)	(0.17)	(0.24)

Net asset value, end of year	$14.32	$11.08	$12.10	$11.54	$12.85

Total return(b)	31.19%	(6.69)%	6.36%	(9.01)%	27.81%

Net assets, end of year (in 000s)	$7,896	$8,321	$9,281	$7,548	$7,071

Ratio of net expenses to average net assets	1.42%	1.42%	1.41%	1.40%	1.45%

Ratio of total expenses to average net assets	1.46%	1.48%	1.49%	1.51%	1.59%

Ratio of net investment income to average net assets	1.56%	0.99%	1.79%	1.49%	1.39%

Portfolio turnover rate(c)	164%	160%	136%	124%	161%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Insights Fund
	Class P Shares
	Year Ended October 31,			April 16, 2018* to October 31, 2018
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$11.74	$12.81	$12.21	$13.79

Net investment income(a)	0.33	0.19	0.30	0.12

Net realized and unrealized gain (loss)	3.40	(0.94)	0.52	(1.70)

Total from investment operations	3.73	(0.75)	0.82	(1.58)

Distributions to shareholders from net investment income	(0.26)	(0.32)	(0.22)	—

Net asset value, end of period	$15.21	$11.74	$12.81	$12.21

Total return(b)	32.00%	(6.06)%	7.03%	(11.46)%

Net assets, end of period (in 000s)	$470,881	$357,875	$372,536	$245,618

Ratio of net expenses to average net assets	0.79%	0.78%	0.78%	0.78	%(c)

Ratio of total expenses to average net assets	0.83%	0.84%	0.84%	0.87	%(c)

Ratio of net investment income to average net assets	2.24%	1.62%	2.43%	1.65	%(c)

Portfolio turnover rate(d)	164%	160%	136%	124%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Small Cap Insights Fund
	Class A Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.96	$11.77	$11.16	$13.39	$10.71

Net investment income(a)	0.27	0.08	0.17	0.17	0.14

Net realized and unrealized gain (loss)	3.28	(0.52)	0.55	(1.39)	2.79

Total from investment operations	3.55	(0.44)	0.72	(1.22)	2.93

Distributions to shareholders from net investment income	(0.19)	(0.37)	(0.11)	(0.18)	(0.25)

Distributions to shareholders from net realized gains	—	—	—	(0.83)	—

Total distributions	(0.19)	(0.37)	(0.11)	(1.01)	(0.25)

Net asset value, end of year	$14.32	$10.96	$11.77	$11.16	$13.39

Total return(b)	32.65%	(3.98)%	6.68%	(9.88)%	28.01%

Net assets, end of year (in 000s)	$150,934	$120,602	$163,427	$193,465	$211,268

Ratio of net expenses to average net assets	1.24%	1.25%	1.26%	1.26%	1.29%

Ratio of total expenses to average net assets	1.30%	1.31%	1.33%	1.31%	1.34%

Ratio of net investment income to average net assets	1.96%	0.76%	1.52%	1.34%	1.18%

Portfolio turnover rate(c)	185%	149%	131%	110%	129%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Small Cap Insights Fund
	Class C Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.56	$11.34	$10.73	$12.95	$10.35

Net investment income (loss)(a)	0.16	— (b)	0.09	0.08	0.07

Net realized and unrealized gain (loss)	3.17	(0.51)	0.54	(1.35)	2.70

Total from investment operations	3.33	(0.51)	0.63	(1.27)	2.77

Distributions to shareholders from net investment income	(0.08)	(0.27)	(0.02)	(0.12)	(0.17)

Distributions to shareholders from net realized gains	—	—	—	(0.83)	—

Total distributions	(0.08)	(0.27)	(0.02)	(0.95)	(0.17)

Net asset value, end of year	$13.81	$10.56	$11.34	$10.73	$12.95

Total return(c)	31.67%	(4.71)%	5.94%	(10.59)%	27.20%

Net assets, end of year (in 000s)	$28,406	$29,190	$51,728	$68,767	$65,194

Ratio of net expenses to average net assets	1.99%	2.00%	2.01%	2.01%	2.04%

Ratio of total expenses to average net assets	2.05%	2.06%	2.08%	2.06%	2.09%

Ratio of net investment income (loss) to average net assets	1.20%	(0.01)%	0.82%	0.61%	0.60%

Portfolio turnover rate(d)	185%	149%	131%	110%	129%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Small Cap Insights Fund
	Institutional Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.97	$11.78	$11.19	$13.42	$10.73

Net investment income(a)	0.33	0.12	0.22	0.21	0.21

Net realized and unrealized gain (loss)	3.27	(0.52)	0.54	(1.38)	2.77

Total from investment operations	3.60	(0.40)	0.76	(1.17)	2.98

Distributions to shareholders from net investment income	(0.24)	(0.41)	(0.17)	(0.23)	(0.29)

Distributions to shareholders from net realized gains	—	—	—	(0.83)	—

Total distributions	(0.24)	(0.41)	(0.17)	(1.06)	(0.29)

Net asset value, end of year	$14.33	$10.97	$11.78	$11.19	$13.42

Total return(b)	33.11%	(3.61)%	7.10%	(9.53)%	28.59%

Net assets, end of year (in 000s)	$2,579,024	$1,608,195	$2,134,382	$2,250,288	$1,796,887

Ratio of net expenses to average net assets	0.87%	0.87%	0.87%	0.87%	0.90%

Ratio of total expenses to average net assets	0.92%	0.93%	0.95%	0.92%	0.94%

Ratio of net investment income to average net assets	2.39%	1.13%	1.96%	1.67%	1.77%

Portfolio turnover rate(c)	185%	149%	131%	110%	129%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Small Cap Insights Fund
	Investor Shares(a)
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.92	$11.72	$11.12	$13.36	$10.68

Net investment income(b)	0.30	0.10	0.19	0.21	0.21

Net realized and unrealized gain (loss)	3.26	(0.51)	0.56	(1.40)	2.75

Total from investment operations	3.56	(0.41)	0.75	(1.19)	2.96

Distributions to shareholders from net investment income	(0.22)	(0.39)	(0.15)	(0.22)	(0.28)

Distributions to shareholders from net realized gains	—	—	—	(0.83)	—

Total distributions	(0.22)	(0.39)	(0.15)	(1.05)	(0.28)

Net asset value, end of year	$14.26	$10.92	$11.72	$11.12	$13.36

Total return(c)	32.88%	(3.72)%	7.01%	(9.72)%	28.48%

Net assets, end of year (in 000s)	$141,731	$131,558	$274,079	$532,484	$344,700

Ratio of net expenses to average net assets	0.99%	1.00%	1.01%	1.01%	1.04%

Ratio of total expenses to average net assets	1.05%	1.06%	1.08%	1.06%	1.09%

Ratio of net investment income to average net assets	2.21%	0.95%	1.74%	1.68%	1.76%

Portfolio turnover rate(d)	185%	149%	131%	110%	129%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Small Cap Insights Fund
	Class R6 Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.99	$11.80	$11.21	$13.45	$10.75

Net investment income(a)	0.31	0.13	0.22	0.22	0.20

Net realized and unrealized gain (loss)	3.29	(0.52)	0.54	(1.40)	2.79

Total from investment operations	3.60	(0.39)	0.76	(1.18)	2.99

Distributions to shareholders from net investment income	(0.23)	(0.42)	(0.17)	(0.23)	(0.29)

Distributions to shareholders from net realized gains	—	—	—	(0.83)	—

Total distributions	(0.23)	(0.42)	(0.17)	(1.06)	(0.29)

Net asset value, end of year	$14.36	$10.99	$11.80	$11.21	$13.45

Total return(b)	33.12%	(3.60)%	7.11%	(9.57)%	28.67%

Net assets, end of year (in 000s)	$878,443	$963,821	$1,192,142	$1,076,035	$116,788

Ratio of net expenses to average net assets	0.86%	0.86%	0.86%	0.85%	0.88%

Ratio of total expenses to average net assets	0.91%	0.92%	0.94%	0.92%	0.92%

Ratio of net investment income to average net assets	2.26%	1.19%	2.01%	1.72%	1.58%

Portfolio turnover rate(c)	185%	149%	131%	110%	129%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Small Cap Insights Fund
	Class P Shares
	Year Ended October 31,			April 16, 2018* to October 31, 2018
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$10.99	$11.80	$11.21	$13.08

Net investment income(a)	0.33	0.12	0.22	0.08

Net realized and unrealized gain (loss)	3.28	(0.51)	0.54	(1.95)

Total from investment operations	3.61	(0.39)	0.76	(1.87)

Distributions to shareholders from net investment income	(0.24)	(0.42)	(0.17)	—

Net asset value, end of period	$14.36	$10.99	$11.80	$11.21

Total return(b)	33.15%	(3.60)%	7.11%	(14.30)%

Net assets, end of period (in 000s)	$59,410	$43,631	$80,926	$90,943

Ratio of net expenses to average net assets	0.86%	0.86%	0.86%	0.85	%(c)

Ratio of total expenses to average net assets	0.92%	0.92%	0.94%	0.93	%(c)

Ratio of net investment income to average net assets	2.41%	1.08%	1.96%	1.20	%(c)

Portfolio turnover rate(d)	185%	149%	131%	110%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements

October 31, 2021

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Emerging Markets Equity Insights	A, C, Institutional, Investor, R6, R and P	Non-diversified
International Equity Insights	A, C, Institutional, Service, Investor, R6, R and P	Diversified
International Small Cap Insights	A, C, Institutional, Investor, R6 and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each

67

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

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Notes to Financial Statements (continued)

October 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2021:

EMERGING MARKETS EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$9,171,338	$22,719,529	$—

Asia	176,470,570	1,446,900,443	—

Europe	246,179	14,434,425	—

North America	72,150,447	—	—

South America	119,566,194	16,488,174	—

Investment Company	1,812,123	—	—

Securities Lending Reinvestment Vehicle	16,271,799	—	—

Total	$395,688,650	$1,500,542,571	$—

Derivative Type

Assets(b)

Futures Contracts	$367,755	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INTERNATIONAL EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$—	$25,215,398	$—

Asia	—	707,855,957	—

Australia and Oceania	23,822,041	154,760,922	—

Europe	46,396,181	1,452,539,767	—

North America	9,592,633	54,944,546	—

South America	—	8,345,441	—

Securities Lending Reinvestment Vehicle	30,644,800	—	—

Total	$110,455,655	$2,403,662,031	$—

Derivative Type

Assets(b)

Futures Contracts	$522,450	$—	$—

Liabilities(b)

Futures Contracts	$(528,196)	$—	$—

INTERNATIONAL SMALL CAP INSIGHTS

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$—	$3,011,391	$—

Asia	11,513,334	1,246,964,371	—

Australia and Oceania	—	379,259,339	—

Europe	347,864,411	1,691,355,257	—

North America	7,376,061	29,470,680	—

Securities Lending Reinvestment Vehicle	4,960,133	—	—

Total	$371,713,939	$3,350,061,038	$—

Derivative Type

Assets(b)

Futures Contracts	$1,978,847	$—	$—

Liabilities(b)

Futures Contracts	$(682,086)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

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Notes to Financial Statements (continued)

October 31, 2021

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of October 31, 2021. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure:

Fund	Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
Emerging Markets Equity Insights	Equity	Variation margin on futures contracts	$367,755	—	$—
International Equity Insights	Equity	Variation margin on futures contracts	522,450	Variation margin on futures contracts	(528,196)
International Small Cap Insights	Equity	Variation margin on futures contracts	1,978,847	Variation margin on futures contracts	(682,086)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of October 31, 2021 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2021. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Emerging Markets Equity Insights	Currency	Net realized gain (loss) from forward foreign currency contracts/Net change in unrealized gain (loss) on forward foreign currency contracts	$67,105	$—
	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	2,427,183	335,486
Total			$2,494,288	$335,486

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
International Equity Insights	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$5,666,529	$12,675
International Small Cap Insights	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	7,928,635	3,165,557

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4. INVESTMENTS IN DERIVATIVES (continued)

For the fiscal year ended October 31, 2021, the relevant values for each derivative type were as follows:

	Average Number of Contracts or Notional Amounts(1)
Fund	Futures Contracts	Forward Contracts
Emerging Markets Equity Insights	367	$186,874
International Equity Insights	444	—
International Small Cap Insights	853	—

(1)	Amounts disclosed represent average number of contracts for futures or notional amounts for forward contracts, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended October 31, 2021.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2021, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Emerging Markets Equity Insights	1.00%	1.00%	0.90%	0.86%	0.84%	1.00%	1.00%
International Equity Insights	0.81	0.73	0.69	0.68	0.67	0.75	0.75
International Small Cap Insights	0.85	0.85	0.77	0.73	0.72	0.82	0.82

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended October 31, 2021, GSAM waived $3,157, $108 and $1,194 of the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds’ management fees, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

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Notes to Financial Statements (continued)

October 31, 2021

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Service	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.25%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front-end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2021, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Emerging Markets Equity Insights	$23,368	$—
International Equity Insights	4,400	—
International Small Cap Insights	4,410	—

D.  Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds are 0.054%, 0.004% and 0.014%, respectively. These Other Expense

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

limitations will remain in place through at least February 28, 2022, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2021, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Total Expense Reductions
Emerging Markets Equity Insights	$3,157	$1,027,096	$1,030,253
International Equity Insights	108	1,126,885	1,126,993
International Small Cap Insights	1,194	1,556,751	1,557,945

G.  Line of Credit Facility — As of October 31, 2021, the Funds participated in a $1,000,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2021, the Funds did not have any borrowings under the facility. Prior to April 26, 2021 the facility was $700,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2021, Goldman Sachs earned $162 in brokerage commissions from portfolio transactions, on behalf of the Emerging Markets Equity Insights Fund.

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended October 31, 2021:

Fund	Beginning Value as of October 31, 2020	Purchases at Cost	Proceeds from Sales	Ending Value as of October 31, 2021	Shares as of October 31, 2021	Dividend Income
Emerging Markets Equity Insights	$ —	$546,693,040	$(544,880,917)	$1,812,123	1,812,123	$1,810
International Equity Insights	—	48,420,399	(48,420,399)	—	—	63
International Small Cap Insights	—	428,875,913	(428,875,913)	—	—	784

As of October 31, 2021, the following Goldman Sachs Tax-Advantaged Global Equity Portfolio was a beneficial owner of 5% or more of total outstanding shares of the following Fund:

Fund	Goldman Sachs Tax-Advantaged Global Equity Portfolio
Emerging Markets Equity Insights	10%

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Notes to Financial Statements (continued)

October 31, 2021

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2021, were as follows:

Fund	Purchases	Sales and Maturities
Emerging Markets Equity Insights	$3,670,173,911	$3,757,934,438
International Equity Insights	3,924,900,143	4,245,411,846
International Small Cap Insights	5,753,552,892	5,587,180,846

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of October 31, 2021, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended October 31, 2021, are reported under Investment Income on the Statements of Operations.

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7. SECURITIES LENDING (continued)

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the fiscal year ended October 31, 2021		Amount Payable to Goldman Sachs upon Return of Securities Loaned as of October 31, 2021
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Emerging Markets Equity Insights	$24,502	$53,201	$1,673,540
International Equity Insights	39,608	804	—
International Small Cap Insights	74,871	60,850	—

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended October 31, 2021:

Fund	Beginning Value as of October 31, 2020	Purchases at Cost	Proceeds from Sales	Ending Value as of October 31, 2021
Emerging Markets Equity Insights	$500,400	$131,606,558	$(115,835,159)	$16,271,799
International Equity Insights	25,795,600	395,403,029	(390,553,829)	30,644,800
International Small Cap Insights	29,274,156	326,100,841	(350,414,864)	4,960,133

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2021, was as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Distributions paid from:
Ordinary income	$21,785,690	$42,051,564	$50,976,292

The tax character of distributions paid during the fiscal year ended October 31, 2020, was as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Distributions paid from:
Ordinary income	$36,220,550	$76,193,916	$134,097,136

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Notes to Financial Statements (continued)

October 31, 2021

8. TAX INFORMATION (continued)

As of October 31, 2021, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Undistributed ordinary income — net	$140,098,209	$73,374,112	$119,290,446
Undistributed long-term capital gains	191,314,675	75,614,604	—
Total undistributed earnings	$331,412,884	$148,988,716	$119,290,446
Capital loss carryforwards:(1)
Perpetual long-term	$—	$—	$—
Perpetual short-term	—	—	(43,199,247)
Total capital loss carryforwards	$—	$—	$(43,199,247)
Timing differences (Foreign Tax Reclaims Accrued but not Received)		1,580,427	45,542
Unrealized gains — net	79,574,122	246,051,895	349,168,423
Total accumulated earnings — net	$410,987,006	$396,621,038	$425,305,164

(1)	The Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds utilized $235,390,403, $361,819,691 and $493,310,927 of capital losses in the current fiscal year, respectively.

As of October 31, 2021, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Tax cost	$1,814,707,002	$2,268,151,855	$3,374,073,047
Gross unrealized gain	198,180,462	327,866,227	471,566,828
Gross unrealized loss	(118,606,340)	(81,814,332)	(122,398,405)
Net unrealized gain	$79,574,122	$246,051,895	$349,168,423

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures, net mark to market gains (losses) on foreign currency contracts and differences in the tax treatment of passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

9. OTHER RISKS (continued)

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or problems with registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2021

9. OTHER RISKS (continued)

general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — Emerging Markets Equity Insights Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Emerging Markets Equity Insights Fund

	For the Fiscal Year Ended October 31, 2021		For the Fiscal Year Ended October 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,324,816	$16,294,291	1,401,438	$12,758,250
Reinvestment of distributions	36,210	415,329	118,920	1,159,473
Shares redeemed	(2,216,318)	(27,128,058)	(4,245,371)	(38,963,400)
	(855,292)	(10,418,438)	(2,725,013)	(25,045,677)
Class C Shares
Shares sold	45,497	564,663	48,145	455,875
Reinvestment of distributions	—	—	5,799	56,079
Shares redeemed	(132,966)	(1,594,414)	(372,569)	(3,394,246)
	(87,469)	(1,029,751)	(318,625)	(2,882,292)
Institutional Shares
Shares sold	21,839,140	268,136,552	38,269,703	338,251,447
Reinvestment of distributions	1,005,185	11,479,207	1,872,307	18,180,104
Shares redeemed	(29,843,944)	(372,402,951)	(46,792,105)	(409,780,368)
	(6,999,619)	(92,787,192)	(6,650,095)	(53,348,817)
Investor Shares
Shares sold	2,323,143	28,596,840	2,339,668	20,910,745
Reinvestment of distributions	90,785	1,036,768	226,625	2,198,257
Shares redeemed	(2,454,743)	(30,210,098)	(6,550,280)	(57,883,865)
	(40,815)	(576,490)	(3,983,987)	(34,774,863)
Class R6 Shares
Shares sold	9,885,269	121,090,710	11,869,424	108,770,757
Reinvestment of distributions	481,437	5,493,200	954,926	9,262,782
Shares redeemed	(7,503,302)	(91,186,499)	(19,995,919)	(178,540,794)
	2,863,404	35,397,411	(7,171,569)	(60,507,255)
Class R Shares
Shares sold	487,856	5,941,268	673,190	5,988,282
Reinvestment of distributions	19,003	214,543	45,642	438,620
Shares redeemed	(1,327,242)	(16,785,106)	(798,602)	(7,249,768)
	(820,383)	(10,629,295)	(79,770)	(822,866)
Class P Shares
Shares sold	1,255,341	15,541,080	3,768,611	31,589,002
Reinvestment of distributions	128,389	1,464,922	264,309	2,563,794
Shares redeemed	(544,878)	(6,487,793)	(6,512,741)	(53,510,489)
	838,852	10,518,209	(2,479,821)	(19,357,693)

NET DECREASE	(5,101,322)	$(69,525,546)	(23,408,880)	$(196,739,463)

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2021

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Equity Insights Fund

	For the Fiscal Year Ended October 31, 2021		For the Fiscal Year Ended October 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,417,226	$19,755,218	7,926,994	$89,401,590
Reinvestment of distributions	250,858	3,336,409	440,242	5,547,046
Shares redeemed	(12,528,302)	(167,727,703)	(9,566,000)	(103,652,103)
	(10,860,218)	(144,636,076)	(1,198,764)	(8,703,467)
Class C Shares
Shares sold	91,531	1,260,249	143,956	1,656,858
Reinvestment of distributions	7,365	96,259	19,114	236,629
Shares redeemed	(311,058)	(4,246,853)	(800,332)	(8,829,816)
	(212,162)	(2,890,345)	(637,262)	(6,936,329)
Institutional Shares
Shares sold	31,304,317	450,174,099	23,320,158	271,120,005
Reinvestment of distributions	695,950	9,520,592	1,453,083	18,817,424
Shares redeemed	(20,341,719)	(297,907,746)	(53,834,133)	(629,253,649)
	11,658,548	161,786,945	(29,060,892)	(339,316,220)
Service Shares
Shares sold	70,409	1,006,325	48,006	557,250
Reinvestment of distributions	4,118	55,391	7,944	101,205
Shares redeemed	(197,347)	(2,896,166)	(165,325)	(1,972,728)
	(122,820)	(1,834,450)	(109,375)	(1,314,273)
Investor Shares
Shares sold	1,465,638	19,663,724	18,708,329	204,405,376
Reinvestment of distributions	133,647	1,748,099	1,192,705	14,717,983
Shares redeemed	(22,805,003)	(290,920,623)	(37,036,531)	(417,050,165)
	(21,205,718)	(269,508,800)	(17,135,497)	(197,926,806)
Class R6 Shares
Shares sold	5,715,945	82,452,861	12,481,283	149,814,870
Reinvestment of distributions	720,183	9,844,905	1,011,031	13,082,737
Shares redeemed	(9,697,850)	(141,144,260)	(15,450,179)	(185,491,737)
	(3,261,722)	(48,846,494)	(1,957,865)	(22,594,130)
Class R Shares
Shares sold	97,389	1,337,005	264,386	2,684,056
Reinvestment of distributions	10,204	131,937	13,067	160,204
Shares redeemed	(307,654)	(4,266,758)	(293,188)	(3,307,807)
	(200,061)	(2,797,816)	(15,735)	(463,547)
Class P Shares
Shares sold	2,597,903	38,201,859	22,761,785	228,470,032
Reinvestment of distributions	568,110	7,760,380	715,872	9,256,225
Shares redeemed	(2,683,872)	(38,775,485)	(22,083,845)	(236,168,248)
	482,141	7,186,754	1,393,812	1,558,009

NET DECREASE	(23,722,012)	$(301,540,282)	(48,721,578)	$(575,696,763)

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Small Cap Insights Fund

	For the Fiscal Year Ended October 31, 2021		For the Fiscal Year Ended October 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,448,685	$33,474,118	2,509,564	$25,278,690
Reinvestment of distributions	150,353	1,874,899	391,583	4,659,839
Shares redeemed	(3,058,568)	(41,366,848)	(5,785,416)	(59,662,985)
	(459,530)	(6,017,831)	(2,884,269)	(29,724,456)
Class C Shares
Shares sold	89,719	1,208,876	67,454	728,845
Reinvestment of distributions	17,735	214,601	96,844	1,117,582
Shares redeemed	(813,730)	(10,661,059)	(1,963,466)	(20,056,232)
	(706,276)	(9,237,582)	(1,799,168)	(18,209,805)
Institutional Shares
Shares sold	58,587,612	824,933,074	54,461,158	554,649,638
Reinvestment of distributions	2,655,507	33,034,503	5,638,318	66,926,830
Shares redeemed	(27,868,028)	(372,394,193)	(94,722,054)	(932,342,859)
	33,375,091	485,573,384	(34,622,578)	(310,766,391)
Investor Shares
Shares sold	2,036,645	28,143,329	1,891,399	19,680,694
Reinvestment of distributions	203,421	2,520,385	726,038	8,589,026
Shares redeemed	(4,353,122)	(58,408,160)	(13,956,319)	(145,994,812)
	(2,113,056)	(27,744,446)	(11,338,882)	(117,725,092)
Class R6 Shares
Shares sold	26,986,066	386,482,826	22,721,529	235,744,909
Reinvestment of distributions	802,927	10,004,474	3,311,662	39,375,654
Shares redeemed	(54,296,259)	(668,104,389)	(39,367,794)	(427,706,335)
	(26,507,266)	(271,617,089)	(13,334,603)	(152,585,772)
Class P Shares
Shares sold	461,075	6,292,433	294,571	3,369,698
Reinvestment of distributions	72,049	897,729	233,781	2,779,660
Shares redeemed	(364,802)	(4,725,392)	(3,416,736)	(33,388,958)
	168,322	2,464,770	(2,888,384)	(27,239,600)

NET INCREASE (DECREASE)	3,757,285	$173,421,206	(66,867,884)	$(656,251,116)

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of Goldman Sachs Trust (“GST”) was held on January 8, 2021. At the Meeting, the shareholders of the Goldman Sachs Emerging Markets Equity Insights Fund approved a change to the Fund’s sub-classification under the Act from “diversified” to “non-diversified.” The Trust’s shareholders voted as follows:

Proposal 1.

To approve a change to each respective Fund’s sub-classification under the Investment
Company Act of 1940 from “diversified” to “non-diversified” and to eliminate any related fundamental investment restriction for each respective Fund.

	For	Against	Abstain

Emerging Market Equity Insights Fund	89,845,427.283	3,294,805.500	675,070.372

84

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Insights Fund, and Goldman Sachs International Small Cap Insights Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Insights Fund, and Goldman Sachs International Small Cap Insights Fund (three of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2021

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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Fund Expenses — Six Month Period Ended October  31, 2021 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 01, 2021 through October 31, 2021, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Emerging Markets Equity Insights Fund				International Equity Insights Fund				International Small Cap Insights Fund
Share Class	Beginning Account Value 05/01/2021	Ending Account Value 10/31/2021		Expenses Paid for the 6 Months Ended 10/31/2021*	Beginning Account Value 05/01/2021	Ending Account Value 10/31/2021		Expenses Paid for the 6 Months Ended 10/31/2021*	Beginning Account Value 05/01/2021	Ending Account Value 10/31/2021		Expenses Paid for the 6 Months Ended 10/31/2021*
Class A
Actual	$1,000	$927.30		$7.09	$1,000	$1,030.70		$5.99	$1,000	$1,009.20		$6.28
Hypothetical 5% return	1,000	1,017.85	+	7.43	1,000	1,019.31	+	5.96	1,000	1,018.95	+	6.31
Class C
Actual	1,000	924.10		10.72	1,000	1,027.10		9.81	1,000	1,005.80		10.06
Hypothetical 5% return	1,000	1,014.06	+	11.22	1,000	1,015.53	+	9.75	1,000	1,015.17	+	10.11
Institutional
Actual	1,000	929.40		5.30	1,000	1,032.50		4.10	1,000	1,011.30		4.41
Hypothetical 5% return	1,000	1,019.71	+	5.55	1,000	1,021.17	+	4.08	1,000	1,020.82	+	4.43
Service
Actual	N/A	N/A		N/A	1,000	1,029.70		6.65	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,018.65	+	6.61	N/A	N/A		N/A
Investor
Actual	1,000	928.60		5.88	1,000	1,032.60		4.71	1,000	1,009.90		5.02
Hypothetical 5% return	1,000	1,019.11	+	6.16	1,000	1,020.57	+	4.69	1,000	1,020.21	+	5.04
Class R6
Actual	1,000	929.40		5.25	1,000	1,032.60		4.05	1,000	1,011.30		4.36
Hypothetical 5% return	1,000	1,019.76	+	5.50	1,000	1,021.22	+	4.02	1,000	1,020.87	+	4.38
Class R
Actual	1,000	926.90		8.31	1,000	1,029.50		7.26	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,016.59	+	8.69	1,000	1,018.05	+	7.22	N/A	N/A		N/A
Class P
Actual	1,000	929.40		5.25	1,000	1,033.30		4.05	1,000	1,011.30		4.36
Hypothetical 5% return	1,000	1,019.76	+	5.50	1,000	1,021.22	+	4.02	1,000	1,020.87	+	4.38

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended Octoberl 31, 2021. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Emerging Markets Equity Insights	1.46%	2.21%	1.09%	N/A	1.21%	1.08%	1.71%	1.08%
International Equity Insights	1.17	1.92	0.80	1.30	0.92	0.79	1.42	0.79
International Small Cap Insights	1.24	1.99	0.87	N/A	0.99	0.86	N/A	0.86

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Insights Fund, and Goldman Sachs International Small Cap Insights Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2022 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2021 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and (in the case of the Emerging Markets Equity Insights Fund and International Small Cap Insights Fund) a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;

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(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including changes associated with the COVID-19 pandemic, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2020, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data

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Provider as of March 31, 2021. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Emerging Markets Equity Insights Fund’s and International Small Cap Insights Fund’s performance to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Funds’ portfolio management team to continue to enhance the investment models used in managing the Funds.

The Trustees observed that the Emerging Markets Equity Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one-, five-, and ten-year periods and underperformed for the three-year period ended March 31, 2021. They noted that the International Equity Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one- and ten-year periods, in the third quartile for the five-year period, and in the fourth quartile for the three-year period, and had outperformed the Fund’s benchmark index for the one-, five-, ten-year periods and underperformed for the three-year period ended March 31, 2021. The Trustees considered that the International Small Cap Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the five- and ten-year periods and in the third quartile for the one- and three-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2021.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among

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various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2020 and 2019, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Insights Fund

First $1 billion	1.00%	0.81%	0.85%

Next $1 billion	1.00	0.73	0.85

Next $3 billion	0.90	0.69	0.77

Next $3 billion	0.86	0.68	0.73

Over $8 billion	0.84	0.67	0.72

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the International Equity Insights Fund and International Small Cap Insights Fund, each of which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (i) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (j) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (k) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds

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or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Funds’ ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the program; and (i) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2022.

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Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 72	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Dwight L. Bush Age: 64	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); Director of MoneyLion Inc. (an operator of a data-driven, digital financial platform (2021-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				109	None

Kathryn A. Cassidy Age: 67	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Diana M. Daniels Age: 72	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Joaquin Delgado Age: 61	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				109	Hexion Inc. (a specialty chemical manufacturer); Stepan Company (a specialty chemical manufacturer)

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Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Eileen H. Dowling Age: 59	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Roy W. Templin Age: 61	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling and wall systems) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Armstrong World Industries, Inc. (a ceiling and wall systems manufacturer)

Gregory G. Weaver Age: 70	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Verizon Communications Inc.

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Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 59	Trustee and President	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	168	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2021.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2021, Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 17 portfolios (13 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 38 portfolios (21 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

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Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 59	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 53	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2021.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — International Equity Insights Funds — Tax Information (Unaudited)

From distributions paid during the year ended October 31, 2021, the total amount of income received by the Emerging Markets Equity Insights, International Equity Insights, and International Small Cap Insights Funds from sources within foreign countries and possessions of the United States was $0.1710, $0.2539, and $0.2020 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Emerging Markets Equity Insights, International Equity Insights, and International Small Cap Insights Funds were 97.38%, 91.27%, and 81.81%, respectively. The total amount of taxes paid by the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds to such countries was $0.0292, $0.0304, and $0.0276 per share, respectively.

For the year ended October 31, 2021, 100%, 100%, and 87.29% of the dividends paid from net investment company taxable income by the Emerging Markets Equity Insights, International Equity Insights, and International Small Cap Insights Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

95

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.14 trillion in assets under supervision as of September 30, 2021, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund[4]
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund
∎	Clean Energy Income Fund
∎	Defensive Equity Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on July 29, 2021, the Goldman Sachs Short Duration Income Fund was renamed the Goldman Sachs Short Duration Bond Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Eileen H. Dowling Joaquin Delgado James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission web site at http://www.sec.gov.

Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Funds will file their portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Diversification does not protect an investor from market risk and does not ensure a profit.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2021 Goldman Sachs. All rights reserved. 263306-OTU-1529196 INTINSAR-21

ITEM 2.	CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e)	Not applicable.

(f)	copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2021	2020	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,295,984	$3,805,935	Financial Statement audits.

Audit-Related Fees:

• PwC	$427,408	$201,647	Other attest services.

Tax Fees:

• PwC	$0	$58,347	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns and certain other tax-related services.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates* that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2021	2020	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,906,448	$2,000,617	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi-annual updates relating to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended October 31, 2021 and October 31, 2020 were approximately $427,408 and $259,994, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2020 and December 31, 2019 were approximately $14.5 million and $12.3 million, respectively. The figures for these entities are not yet available for the twelve months ended December 31, 2021. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2020 and 2019 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 13(a)(1) of the registrant’s Form N-CSR filed on August 31, 2021.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	January 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	January 3, 2022

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Trust

Date:	January 3, 2022